As filed with the U.S. Securities and Exchange Commission on March 8, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
(Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter

Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)
Annual Report –
Baird Funds
December 31, 2022

Taxable Bond Funds
  Baird Ultra Short Bond Fund
  Baird Short-Term Bond Fund
  Baird Intermediate Bond Fund
  Baird Aggregate Bond Fund
  Baird Core Plus Bond Fund

Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Strategic Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund
  Baird Municipal Bond Fund

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Table of Contents

Letter to Shareholders	1
2022 Bond Market Overview	2
Baird Ultra Short Bond Fund	5
Baird Short-Term Bond Fund	16
Baird Intermediate Bond Fund	29
Baird Aggregate Bond Fund	47
Baird Core Plus Bond Fund	78
2022 Municipal Bond Market Overview	107
Baird Short-Term Municipal Bond Fund	109
Baird Strategic Municipal Bond Fund	139
Baird Quality Intermediate Municipal Bond Fund	155
Baird Core Intermediate Municipal Bond Fund	172
Baird Municipal Bond Fund	207
Additional Information on Fund Expenses	217
Statements of Assets and Liabilities	218
Statements of Operations	220
Statements of Changes in Net Assets	222
Financial Highlights	227
Notes to the Financial Statements	247
Report of Independent Registered Public Accounting Firm	258
Directors and Officers	259
Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds	261
Additional Information	263
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks: In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates, asset classes, types of fixed income securities and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect. These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2023

Dear Shareholder,

There is no way to sugar coat it. 2022 proved to be an historically difficult environment for bond investors as interest rates rose sharply in response to rising inflation and the US Federal Reserve’s policy actions to combat that inflation. While it certainly was a challenging year, we focused on maintaining layers of liquidity in our Bond Funds and were able to take advantage of attractive opportunities the volatile environment presented.

While the 2022 financial markets challenged nominal returns, we are pleased with the consistency of our work and the performance of the Baird Bond Funds relative to their benchmarks. As we look back on the year, we are reminded of the power of our all-season strategy that produced these results for our Fund investors in a year with a lot of weather, reinforcing our belief that our bottom-up investment approach, focused on the risk control discipline that we pioneered and are known for, remains a prudent path.

We are mindful that we continue to operate in an elevated risk environment and are committed to judicious management of your assets. Our team has never been stronger and we continue to play offense by focusing every day on serving our investors, including ongoing investments in our people and the systems and technology they utilize to deliver results and provide service to you.

While the challenging bond market reduced the Baird Bond Funds’ AUM at year end to $84.7 billion as rates rose and bond prices fell, we are pleased with our investors’ continued use of our products to meet their fixed income needs. As we look ahead, it is our expectation that 2023 will bring some needed relief to bond investors. The increase in rates during 2022 and widening spreads have given all of the Baird Bond Funds attractive income and yield advantages over their respective benchmarks. We will work diligently during 2023 to convert that yield advantage into total return.

We are honored to serve as your fixed income manager and we never lose sight of the fact that our success rests on the trust you have placed in us to be effective stewards of your assets. We are truly grateful for our relationship with you and are committed to delivering competitive performance, exceptional client service and timely and transparent communication to you.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2022 Bond Market Overview
(Unaudited)

The Fed viewed the inflation spike in 2021 as transitory (CPI rose from 1.4% to 7.0% on a YoY basis), but it continued to rise further and proved more persistent than expected in 2022, peaking in June at 9.1% YoY. By the Spring, the Fed’s view on inflation had shifted and a very aggressive monetary policy ensued. Between March 2022 and year end, the Fed hiked rates seven times for a total increase of 425 bps (much more than the roughly 80 bps total the Fed and market had anticipated at the start of the year) designed to bring inflation back to its long-term target of 2%. Treasury yields reacted in historic fashion to both the inflation data and the aggressive policy changes by pushing up rates across the curve. The benchmark 10yr yield climbed 237 bps in 2022, its biggest annual move since the 1950s, and finished at 3.88%, down modestly from the October intra-year peak of 4.25%. Even greater, 2yr yields rose 369 bps to close the year at 4.43%, resulting in a persistently inverted yield curve from July through year end. The upward trajectory in inflation was exacerbated by global events, specifically the war in Ukraine and China’s zero-COVID-19 policy (concluded in December). Russia’s invasion led to higher global food and energy prices while China’s lockdowns allowed supply chain constraints to persist. For relief, President Biden released an estimated 165 million barrels of oil from the US Strategic Petroleum Reserve which, along with a slowing global economy, helped lower the price of West Texas Intermediate (WTI) Crude from a peak of $124/bbl to $80/bbl at year end. In addition, the Inflation Reduction Act, named in a nod to voter concerns, was primarily focused on clean energy investments and an extension of Affordable Care Act subsidies. Negative fixed income returns driven by the sharp increase in rates in 2022 contributed to record redemptions from fixed income funds. Bond funds experienced $331B of net redemptions (following record inflows in 2021 of $592B), according to ICI data. Short maturity funds, the yields of which are most closely tied to the federal funds rate, bore the brunt of investment grade (“IG”) outflows as over 10% of category assets exited. The High Yield category also lost nearly 12% of total AUM.

Treasury Yields

Maturity	12/31/21	9/30/22	12/31/22	Q4 Change	2022 Change
3 Mo	0.06%	3.29%	4.41%	1.12%	4.35%
1	0.39%	4.05%	4.73%	0.68%	4.34%
2	0.74%	4.28%	4.43%	0.15%	3.69%
3	0.96%	4.29%	4.23%	-0.06%	3.27%
5	1.27%	4.09%	4.01%	-0.08%	2.74%
7	1.44%	3.99%	3.97%	-0.02%	2.53%
10	1.51%	3.84%	3.88%	0.04%	2.37%
20	1.94%	4.09%	4.15%	0.06%	2.21%
30	1.91%	3.78%	3.97%	0.19%	2.06%

Resilient Labor Market Boosts GDP but Impacts of Higher Rates are Emerging
The pace of Fed hikes has been faster and greater than any other tightening in the last 30 years, even without factoring in the reduction of the Fed’s balance sheet (quantitative tightening (QT)). Strong labor conditions provided cover for aggressive tightening as the unemployment rate fell in 2022 from 3.9% to 3.7% and roughly five million people were hired. For many industries, labor was in short supply, particularly in the service sector. Reasons for the labor shortage included: early retirements, long-COVID-19 health challenges, immigration policies and the personal choice of workers. Wage inflation stayed above 5% as employers sought to attract and retain employees. Although US economic growth was sluggish in the first half of the year, contracting in Q1 (-1.6%) and Q2 (-0.6%) without a recession declaration, growth improved in the second half with 3.2% in Q3 and 2.9% in Q4 expected to be above 2.0%. Nonetheless, even with improving growth and a strong labor market, consumer sentiment, as measured by the University of Michigan survey, slipped from 70.6 to 59.7 over the course of the year. Housing contributed to consumer concerns as elevated property prices paired with rising mortgage rates (Freddie Mac 30yr rates rose from 3.11% to 6.41%) negatively impacted housing affordability. The duration of the Agency RMBS sector ended the year at 5.81 years, extending 1.8 years in 2022 when excluding impacts from prepayment model changes, as refinancing opportunities disappeared and prepayments slowed.

Wider Spreads and Elevated Volatility
Spreads widened for all major sectors during 2022. The widening was greatest in HY Corporates (+186 bps) and EM Debt (+106 bps), indicative of risk-asset repricing. IG corporate debt ended the year +38 bps wider. Corporate issuance declined 17% YoY and was the lightest total since 2019. The Financials sector experienced the largest spread widening (+57 bps), driven by a heavy $273B of issuance from US banks (+11% YoY), the highest since the Global Financial Crisis. Agency RMBS widened 20 bps for the year (and was roughly 40 bps factoring in index prepayment model changes), a notable move for a government-sponsored sector, as the Fed transitioned from QE to QT, eliminating an enormous buyer from the market. Non-Agency CMBS widened 84 bps for the year due to elevated selling pressure with larger underperformance down the capital structure (AAA CMBS index 58 bps wider on the year). US sectors, aside from HY Corporates, moved to the widest spreads of 2022 in early Q4, before tightening into year end. For example, early October IG Corporate spreads reached their 2022 high of +164 before rallying -34 bps tighter to finish the year at +130. Agency RMBS spreads reached +88 in mid-October before tightening to +51 bps, -29 bps for the full quarter. Non-Agency CMBS and ABS spreads also rallied into year-end but were wider for Q4 (+25 and +23 bps, respectively).

Worst Annual Return for Aggregate Index on Record
Even with solid returns in Q4, the Aggregate Index declined -13.01% for 2022 to cement the worst annual decline since its inception in 1977. It far exceeded the prior record of -2.92% set in 1994. All major bond sectors declined for the year. Agency RMBS, impacted by historically tight spreads to start the year, a sunset of Fed purchases and less demand from banks, significantly underperformed with -2.23% of excess return, second only to 2008’s decline of -2.32% for the sector. Excess returns for Agency RMBS swung wildly with the sector producing both its worst (September) and best (November) monthly excess returns since data inception in 1988. Although Q4 returns were strong for the IG Corporate sector (+3.63%), nominal YTD returns were the most negative of all at -15.76%, driven in part by the longer average duration of the sector. Adjusted for duration, the lowest excess returns occurred in HY Corporates (-3.71%) in spite of 3.05% of excess returns in Q4. TIPs, a top-performing sector in 2020 and 2021, declined 11.85% in 2022 underscoring the interest rate risk of these issues despite having an imbedded inflation adjustment to principal.

Option-Adjusted Spreads (in bps)

				Q4	YTD
	12/31/21	9/30/22	12/31/22	Chg	Chg
U.S. Aggregate Index	36	62	51	-11	15
U.S. Agency (non-mortgage)	8	15	26	11	18
Mortgage and ABS Sectors
U.S. Agency RMBS (Pass-throughs)	31	69	51	-18	20
U.S. Agency CMBS	34	48	52	4	18
U.S. Non-Agency CMBS	95	154	179	25	84
Asset-Backed Securities	38	53	76	23	38
Corporate Sectors
U.S. Investment Grade	92	159	130	-29	38
Industrial	95	155	125	-30	30
Utility	107	158	129	-29	22
Financial Institutions	83	166	140	-26	57
Non-Corporate Credit	55	73	66	-7	11
U.S. High Yield Corporates	283	552	469	-83	186
Emerging Market Debt	581	824	687	-137	106

Source: Bloomberg Indices

2022 Bond Market Overview
(Unaudited)

Total Returns of Selected Bloomberg Indices and Subsectors

	Dec Total	Dec Excess	Q4 Total	Q4 Excess	2022 Total	2022 Excess	Effective
	Return	Return*	Return	Return*	Return	Return*	Duration (years)
U.S. Aggregate Index	-0.45%	0.07%	1.87%	1.03%	-13.01%	-0.99%	6.17
U.S. Gov’t/Credit Index	-0.48%	0.07%	1.80%	1.06%	-13.58%	-0.51%	6.38
U.S. Intermediate Gov’t/Credit Index	-0.18%	0.06%	1.54%	0.50%	-8.23%	-0.29%	3.83
U.S. 1-3 Yr. Gov’t/Credit Index	0.19%	0.00%	0.89%	0.13%	-3.69%	-0.05%	1.86
U.S. Treasury	-0.52%	0.00%	0.72%	0.00%	-12.46%	0.00%	6.09
U.S. Agency (Non-Mortgage)	-0.05%	0.02%	0.70%	-0.20%	-7.87%	-0.91%	3.37
U.S. Agency RMBS (Pass-Throughs)	-0.44%	0.02%	2.14%	1.06%	-11.81%	-2.23%	5.81
CMBS (Commercial Mortgage-Backed Sec.)	0.04%	0.41%	1.02%	-0.10%	-10.91%	-1.20%	4.61
ABS (Asset-Backed Securities)	0.66%	0.61%	0.81%	-0.20%	-4.30%	-0.30%	2.86
U.S. Corporate Investment Grade	-0.44%	0.20%	3.63%	2.89%	-15.76%	-1.25%	7.10
U.S. High Yield Corporates	-0.62%	-0.42%	4.17%	3.05%	-11.19%	-3.71%	3.88
Emerging Market Debt	1.54%	2.00%	10.68%	9.69%	-11.99%	-1.81%	4.97
Municipal Bond Index	0.29%	N/A	4.10%	N/A	-8.53%	N/A	6.19
TIPS (Treasury Inflation Protected Sec.)	-1.02%	0.00%	2.04%	0.00%	-11.85%	0.00%	6.60

* Excess return represents the return of a spread sector versus a like-duration U.S. Treasury.

2023 Outlook
As we enter the new year, we expect that the modest economic momentum from the second half of 2022 will carry into early 2023 but that growth will slow as the year progresses. We know that monetary policy acts with long and variable lags, but it is likely the aggressive Fed tightening of 2022, combined with that of other global central bank tightening measures, will lead to an economic slowdown, if not a mild recession in 2023. At the same time, inflation should also slow, but to what level remains the key question. While modest additional rate hikes are anticipated in coming months, the Fed’s focus going forward is less about “how high” the federal funds rate may go, but instead “how long” it may remain restrictive. Fed Chair Powell has been clear in seeking to avoid the mistakes of the 1970s when the Fed eased too soon only to see inflation reemerge and rise to new heights. A “higher for longer” federal funds rate should translate into a flatter (even inverted) Treasury curve for much of the year. However, with most of the Fed’s rate hikes over we expect the extreme price volatility of the fixed income markets to moderate.

The massive repricing of the fixed income markets in 2022 provides for a much more favorable backdrop for investors in the new year. The rise in Treasury yields and wider credit spreads that produced negative returns last year now offer investors additional income for perhaps years to come. A diligent focus on valuations and risk remains critical to successfully managing through the still challenging waters ahead. To this point, a slowing economy will pressure corporate earnings, but credit fundamentals of the IG Corporate sector are solid, showcasing good relative value. If credit spreads come under additional pressure in 2023, expectations for moderate new supply combined with the additional yield the sector now offers should provide a beneficial offset. The Fed’s cessation of Agency RMBS purchases offered buying opportunities in early Q4 2022 before a robust rally occurred into year end. Following that rally, investors should be patient in 2023 and require additional spread compensation given the Fed’s absence.

Disclosures
This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy.

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

Indices are unmanaged, and are not available for direct investment.  Past performance is not a guarantee of future results.

The Bloomberg U.S. Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Intermediate U.S. Government/Credit Bond Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit index. Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

2022 Bond Market Overview
(Unaudited)

U.S. Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities):  This index is the CMBS component of the U.S. Aggregate index.  The Bloomberg CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities):  This index is the ABS component of the U.S. Aggregate index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

Corporate High Yield:  The Bloomberg U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

Emerging Market: Bloomberg uses a fixed list of countries defined as emerging markets countries for index inclusion purposes that is based on World Bank Income group definitions (Low/Middle), IMF country classifications (Non-Advanced Economies), and other advanced economies that may be less accessible or investable for global debt investors.

The Bloomberg Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years). They are selected from issues larger than $50 million.

The Bloomberg TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index. TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Baird Ultra Short Bond Fund
December 31, 2022 (Unaudited)

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg U.S. Short-Term Government/Corporate Bond Index. The Bloomberg U.S. Short-Term Government/Corporate Bond Index is an unmanaged, market value weighted index of investment grade fixed debt, including government and corporate securities, with maturities of less than one year.

The Fed viewed the inflation spike in 2021 as transitory but it continued to rise further and proved more persistent than expected in 2022. By the spring, the Fed’s view on inflation had shifted and a very aggressive monetary policy ensued. Between March 2022 and year end, the Fed hiked rates seven times for a total increase of 425 bps designed to bring inflation back to the Fed’s long-term target of 2%. Treasury yields reacted in historic fashion to both the inflation data and the aggressive policy changes and rates rose sharply across the curve. The benchmark 10-year Treasury yield climbed 237 bps in 2022, its biggest annual move since the 1950s, and finished the year at 3.88%. The 2-year Treasury yield exhibited an even greater increase of 369 bps, to close the year at 4.43%. The combination of the increase in 2-year and 10-year yields resulted in a persistently inverted yield curve from July through year end. The upward trajectory in inflation was exacerbated by global events, specifically the war in Ukraine and China’s zero-COVID-19 policy. Russia’s invasion led to higher global food and energy prices, while China’s lockdowns allowed supply chain constraints to persist. For relief, President Biden released an estimated 165 million barrels of oil from the US Strategic Petroleum Reserve which, along with a slowing global economy, helped lower the price of West Texas Intermediate (WTI) Crude oil, a key benchmark of oil prices. Negative fixed income returns driven by the sharp increase in rates in 2022 contributed to record redemptions from bond funds, which experienced $331 billion of net redemptions (following record inflows in 2021 of $592 billion).

During 2022, the Institutional Class Shares of the Fund (BUBIX) posted a net return of 0.96% vs. a 0.69% return for the Bloomberg Short-Term U.S. Government/Corporate Bond Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Positive
•	Positive – Overweight investment grade credit
•	Positive – Active positioning within investment grade credit
o	Positive – Overweight short (<1.5 year) BBB credit

Securitized – Positive overall
•	Positive – Overweight asset-backed securities (ABS) and non-agency commercial mortgage-backed securities (CMBS) at the top of the capital structure
•	Modest negative – Overweight non-agency residential mortgage-backed securities (RMBS) at the top of the capital structure

Yield Curve – Neutral

The massive repricing of the fixed income markets in 2022 provides for a more favorable backdrop for investors in 2023. As we enter the new year, we expect the economic momentum from the second half of 2022 will carry into early 2023 but then fade as the aggressive Fed tightening leads to an economic slowdown, if not a mild recession later in 2023. Yet, inflation should also slow, but to what level remains the key question. The Fed’s focus going forward is less about “how high” the federal funds rate may go, but instead “how long” it may need to stay at this peak (terminal) rate. A “higher for longer” federal funds rate should translate into the inverted Treasury curve likely continuing for 2023. However, with most of the Fed’s rate hikes behind us, we expect the extreme price volatility of the fixed income markets to moderate. The 2022 rise in Treasury yields and wider credit spreads likely offer investors additional income for years to come. A diligent focus on valuations and risk management remains critical, as a slowing economy will pressure corporate earnings. However, corporate credit fundamentals are currently on solid footing, and even if credit spreads widen further, expectations for moderate supply, combined with the additional yield the sector now offers, should be a beneficial offset.

In 2022, we modestly increased the Fund’s overweight to investment grade corporate credit at wider spreads favoring the financial sector. We modestly increased the Fund’s exposure to securitized sectors at the top of the capital structure given attractive relative valuations and the continued broad sector diversification benefit they provide to the overall portfolio. The Fund remains duration neutral relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(6)

	Net Assets	$5,607,610,313

	SEC 30-Day Yield(3)
	Institutional Class (Subsidized)	4.24%
	Institutional Class (Unsubsidized)	4.08%
	Investor Class (Subsidized)	3.99%
	Investor Class (Unsubsidized)	3.84%

	Average Effective Duration	0.54 years

	Average Effective Maturity	0.60 years

	Annualized Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)
Sector Weightings(1)
	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio Turnover Rate	104%

	Number of Holdings	295

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2024.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total investments.

Baird Ultra Short Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/13, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	0.96%	0.94%	1.57%	1.36%
Investor Class Shares	0.70%	0.77%	1.35%	1.13%
Bloomberg U.S. Short-Term Government/Corporate Index(2)	0.69%	0.70%	1.35%	1.00%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2022.
(2)
The Bloomberg U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
0.125%, 04/30/2023	$120,000,000	$118,350,000
0.125%, 05/31/2023	265,000,000	260,269,337
0.125%, 06/30/2023	150,000,000	146,671,875
2.625%, 06/30/2023	100,000,000	99,042,969
0.125%, 07/15/2023	310,000,000	302,467,967
0.375%, 10/31/2023	100,000,000	96,433,594
0.250%, 11/15/2023	195,000,000	187,504,687
Total U.S. Treasury Securities
(Cost $1,217,764,157)		1,210,740,429	21.6%
Corporate Bonds
Industrials
American Tower Corp.,
3.500%, 01/31/2023	3,622,000	3,617,643
AmerisourceBergen Corp.,
0.737%, 03/15/2023
(Callable 01/30/2023)	13,327,000	13,214,725
Avery Dennison Corp.,
3.350%, 04/15/2023
(Callable 01/30/2023)	5,561,000	5,525,272
Bayer US Finance II LLC,
3.875%, 12/15/2023
(Callable 11/15/2023)(1)(2)	20,078,000	19,786,232
Berry Global, Inc.,
0.950%, 02/15/2024
(Callable 01/15/2024)	10,910,000	10,338,770
Boeing Co.:
1.167%, 02/04/2023
(Callable 01/30/2023)	20,000,000	19,923,177
4.508%, 05/01/2023
(Callable 04/01/2023)	7,650,000	7,635,766
British Telecommunications PLC,
4.500%, 12/04/2023
(Callable 11/04/2023)(1)	14,170,000	14,047,106
CA Technologies,
4.500%, 08/15/2023
(Callable 05/15/2023)	4,970,000	4,936,406
Campbell Soup Co.,
3.650%, 03/15/2023
(Callable 02/15/2023)	3,676,000	3,665,958
Carlisle Companies, Inc.,
0.550%, 09/01/2023
(Callable 01/30/2023)	10,000,000	9,675,744
CNH Industrial Capital LLC,
1.950%, 07/02/2023(1)	13,844,000	13,607,523
CNH Industrial NV,
4.500%, 08/15/2023(1)	5,595,000	5,559,454
Coca-Cola Europacific Partners PLC,
0.500%, 05/05/2023(1)(2)	18,460,000	18,159,054
Conagra Brands, Inc.:
3.200%, 01/25/2023	41,256,000	41,225,084
0.500%, 08/11/2023
(Callable 01/30/2023)	7,000,000	6,800,984
ConocoPhillips Co.,
2.125%, 03/08/2024
(Callable 01/30/2023)	30,000,000	28,995,545
Continental Resources, Inc.,
4.500%, 04/15/2023
(Callable 01/30/2023)	3,310,000	3,301,990
Cytec Industries, Inc.,
3.500%, 04/01/2023
(Callable 01/01/2023)(1)	5,000,000	5,000,000
Daimler Finance North America LLC:
3.350%, 02/22/2023(1)(2)	7,345,000	7,317,748
1.750%, 03/10/2023(1)(2)	4,841,000	4,814,274
DCP Midstream LLC,
3.875%, 03/15/2023
(Callable 01/30/2023)	6,759,000	6,720,609
Dell International LLC / EMC Corp.,
5.450%, 06/15/2023
(Callable 04/15/2023)	3,008,000	3,009,878
DR Horton, Inc.,
4.750%, 02/15/2023
(Callable 01/30/2023)	1,258,000	1,257,412
Enbridge, Inc.,
4.000%, 10/01/2023
(Callable 07/01/2023)(1)	4,034,000	4,001,323
Energy Transfer LP,
4.250%, 03/15/2023
(Callable 01/17/2023)	31,959,000	31,880,862
Energy Transfer Partners LP,
3.600%, 02/01/2023
(Callable 01/30/2023)	17,825,000	17,790,742
Eni SpA,
4.000%, 09/12/2023(1)(2)	16,865,000	16,628,508
Enterprise Products Operating LLC,
3.350%, 03/15/2023
(Callable 01/30/2023)	13,025,000	12,987,095
ERAC USA Finance LLC,
2.700%, 11/01/2023
(Callable 09/01/2023)(2)	4,640,000	4,543,028
Fidelity National Information Services, Inc.,
0.375%, 03/01/2023	5,985,000	5,939,814
Fortune Brands Home & Security, Inc.,
4.000%, 09/21/2023
(Callable 08/21/2023)	42,945,000	42,635,485
Freeport-McMoRan, Inc.,
3.875%, 03/15/2023
(Callable 01/30/2023)	17,926,000	17,877,062
General Motors Co.,
4.875%, 10/02/2023	22,499,000	22,427,979
General Motors Financial Co., Inc.:
3.250%, 01/05/2023	4,075,000	4,074,756
3.700%, 05/09/2023
(Callable 03/09/2023)	3,880,000	3,860,755
4.250%, 05/15/2023	3,063,000	3,050,298
Glencore Funding LLC,
4.125%, 05/30/2023(1)(2)	42,243,000	42,023,315
Global Payments, Inc.:
3.750%, 06/01/2023
(Callable 03/01/2023)	5,132,000	5,099,236
4.000%, 06/01/2023
(Callable 05/01/2023)	1,017,000	1,010,840
Graphic Packaging International LLC,
0.821%, 04/15/2024
(Callable 03/15/2024)(2)	8,950,000	8,379,022
Gray Oak Pipeline LLC,
2.000%, 09/15/2023(2)	28,995,000	28,204,408
GSK Consumer Healthcare
Capital US LLC,
3.024%, 03/24/2024
(Callable 03/24/2023)	14,375,000	13,956,141
Heineken NV,
2.750%, 04/01/2023(1)(2)	15,000,000	14,909,539

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Hewlett Packard Enterprise Co.:
2.250%, 04/01/2023
(Callable 03/01/2023)	$21,585,000	$21,423,992
4.450%, 10/02/2023
(Callable 09/02/2023)	7,900,000	7,852,795
HF Sinclair Corp.,
2.625%, 10/01/2023	24,141,000	23,637,567
Huntington Ingalls Industries, Inc.,
0.670%, 08/16/2023
(Callable 01/10/2023)	31,152,000	30,246,662
Hyatt Hotels Corp.,
1.300%, 10/01/2023
(Callable 01/30/2023)	15,770,000	15,328,600
Hyundai Capital America:
2.375%, 02/10/2023(1)(2)	26,456,000	26,396,378
1.250%, 09/18/2023(1)(2)	2,500,000	2,422,832
0.800%, 01/08/2024(1)(2)	14,605,000	13,897,722
Infor, Inc.,
1.450%, 07/15/2023
(Callable 06/15/2023)(2)	6,255,000	6,108,223
International Flavors & Fragrances, Inc.,
3.200%, 05/01/2023
(Callable 02/01/2023)	6,000,000	5,962,463
Kerry Group Financial
Services Unlimited Co.,
3.200%, 04/09/2023
(Callable 01/30/2023)(1)(2)	24,675,000	24,439,443
Kinder Morgan Energy Partners LP,
4.150%, 02/01/2024
(Callable 11/01/2023)	6,407,000	6,320,656
Kinder Morgan, Inc.:
3.150%, 01/15/2023	18,562,000	18,545,934
5.625%, 11/15/2023
(Callable 08/15/2023)(2)	17,047,000	17,056,042
Kinross Gold Corp.,
5.950%, 03/15/2024
(Callable 12/15/2023)(1)	5,650,000	5,672,417
Leidos, Inc.,
2.950%, 05/15/2023
(Callable 04/15/2023)	4,545,000	4,508,661
Lennar Corp.,
4.500%, 04/30/2024
(Callable 01/31/2024)	3,313,000	3,269,869
LYB International Finance BV,
4.000%, 07/15/2023	23,642,000	23,465,028
Martin Marietta Materials, Inc.,
0.650%, 07/15/2023
(Callable 01/30/2023)	33,650,000	32,781,430
Microchip Technology, Inc.:
4.333%, 06/01/2023
(Callable 05/01/2023)	40,207,000	40,034,789
0.972%, 02/15/2024	1,375,000	1,306,134
MPLX LP,
4.500%, 07/15/2023
(Callable 04/15/2023)	505,000	502,943
Mylan, Inc.:
3.125%, 01/15/2023(2)	32,441,000	32,416,081
4.200%, 11/29/2023
(Callable 08/29/2023)	9,805,000	9,703,716
National Fuel Gas Co.,
3.750%, 03/01/2023
(Callable 01/30/2023)	30,534,000	30,451,866
Nissan Motor Acceptance Corp.,
3.450%, 03/15/2023(1)(2)	1,700,000	1,692,644
Nissan Motor Co. Ltd.,
3.043%, 09/15/2023(1)(2)	11,805,000	11,565,772
NOVA Gas Transmission Ltd.,
7.875%, 04/01/2023(1)	6,420,000	6,447,354
NXP BV / NXP Funding LLC /
NXP USA, Inc.,
4.875%, 03/01/2024
(Callable 02/01/2024)(1)	15,386,000	15,272,997
ONEOK Partners LP,
5.000%, 09/15/2023
(Callable 06/15/2023)	13,755,000	13,738,938
ONEOK, Inc.,
7.500%, 09/01/2023
(Callable 06/01/2023)	2,152,000	2,176,018
Oracle Corp.,
2.625%, 02/15/2023
(Callable 01/30/2023)	9,525,000	9,495,287
Pacific National Finance Pty Ltd.,
6.000%, 04/07/2023(1)(2)	13,976,000	13,968,453
Penske Truck Leasing Co.:
4.250%, 01/17/2023(2)	11,975,000	11,971,239
2.700%, 03/14/2023
(Callable 02/14/2023)(2)	11,610,000	11,548,194
4.125%, 08/01/2023
(Callable 07/01/2023)(2)	1,225,000	1,218,112
PerkinElmer, Inc.,
0.550%, 09/15/2023
(Callable 01/30/2023)	23,935,000	23,184,082
Plains All American Pipeline LP /
PAA Finance Corp.,
3.850%, 10/15/2023
(Callable 07/15/2023)	42,718,000	42,115,324
POSCO,
2.375%, 01/17/2023(1)(2)	33,566,000	33,532,291
Reliance Steel & Aluminum Co.,
4.500%, 04/15/2023
(Callable 01/15/2023)	22,905,000	22,900,978
RELX Capital, Inc.,
3.500%, 03/16/2023
(Callable 02/16/2023)(1)	35,342,000	35,199,158
Royalty Pharma PLC,
0.750%, 09/02/2023	43,644,000	42,280,167
Ryder System, Inc.,
3.400%, 03/01/2023
(Callable 02/01/2023)	19,428,000	19,372,439
SES SA,
3.600%, 04/04/2023(1)(2)	29,924,000	29,654,792
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023
(Callable 07/23/2023)(1)	5,029,000	4,942,002
Skyworks Solutions, Inc.,
0.900%, 06/01/2023
(Callable 01/17/2023)	34,209,000	33,531,871
Sprint Corp.,
7.875%, 09/15/2023	40,195,000	40,761,950
Stellantis NV,
5.250%, 04/15/2023	42,122,000	42,067,241
Teck Resources Ltd.,
3.750%, 02/01/2023
(Callable 01/30/2023)(1)	7,597,000	7,587,808
Teledyne Technologies, Inc.,
0.650%, 04/01/2023	23,400,000	23,115,472
Thermo Fisher Scientific, Inc.,
0.797%, 10/18/2023
(Callable 01/30/2023)	25,000,000	24,193,821

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Time Warner Entertainment Co. LP,
8.375%, 03/15/2023	$16,180,000	$16,281,057
Toll Brothers Finance Corp.,
4.375%, 04/15/2023
(Callable 01/30/2023)	3,000,000	2,985,277
Triton Container International Ltd.,
0.800%, 08/01/2023(1)(2)	44,377,000	42,825,576
Verizon Communications, Inc.,
5.706%, 05/15/2025 (3 Month LIBOR
USD + 1.100%) (Callable 03/15/2025)(3)	4,000,000	4,031,719
Vodafone Group PLC,
2.950%, 02/19/2023(1)	4,306,000	4,295,509
Volkswagen Group of America Finance LLC,
3.125%, 05/12/2023(1)(2)	14,666,000	14,548,678
Wabtec Corp.,
4.400%, 03/15/2024
(Callable 02/15/2024)	11,889,000	11,699,025
Walgreens Boots Alliance, Inc.,
0.950%, 11/17/2023
(Callable 01/30/2023)	30,000,000	28,876,102
Walt Disney Co.,
8.875%, 04/26/2023	2,450,000	2,477,941
Warnermedia Holdings, Inc.:
3.428%, 03/15/2024(2)	3,220,000	3,126,340
3.528%, 03/15/2024
(Callable 03/15/2023)(2)	19,348,000	18,755,155
Whirlpool Corp.,
3.700%, 03/01/2023	10,609,000	10,589,726
Total Industrials
(Cost $1,658,843,125)		1,647,195,314	29.4%
Utilities
Alliant Energy Finance LLC,
3.750%, 06/15/2023
(Callable 05/15/2023)(2)	14,870,000	14,766,716
Black Hills Corp.,
4.250%, 11/30/2023
(Callable 08/30/2023)	5,846,000	5,812,757
CenterPoint Energy Resources Corp.,
0.700%, 03/02/2023
(Callable 01/30/2023)	6,984,000	6,933,624
Dominion Energy, Inc.,
2.450%, 01/15/2023(2)	45,010,000	44,963,081
Evergy Metro, Inc.,
3.150%, 03/15/2023
(Callable 01/30/2023)	2,883,000	2,873,355
Eversource Energy,
2.800%, 05/01/2023
(Callable 02/01/2023)	2,330,000	2,318,118
Georgia Power Co.,
5.750%, 04/15/2023	6,431,000	6,451,558
Indiana Michigan Power Co.,
3.200%, 03/15/2023
(Callable 01/30/2023)	11,336,000	11,297,016
ITC Holdings Corp.,
4.050%, 07/01/2023
(Callable 04/01/2023)(1)	3,925,000	3,892,423
Public Service Enterprise Group, Inc.,
0.841%, 11/08/2023
(Callable 01/30/2023)	9,910,000	9,541,744
Virginia Electric and Power Co.,
2.750%, 03/15/2023
(Callable 01/20/2023)	4,672,000	4,652,905
Washington Gas Light Co.,
6.650%, 03/20/2023(1)	9,112,000	9,142,364
Xcel Energy, Inc.,
0.500%, 10/15/2023
(Callable 09/15/2023)	6,080,000	5,859,057
Total Utilities
(Cost $129,280,688)		128,504,718	2.3%
Financials
AerCap Holdings NV:
4.125%, 07/03/2023
(Callable 06/03/2023)(1)	9,925,000	9,855,370
4.500%, 09/15/2023
(Callable 08/15/2023)(1)	22,955,000	22,803,378
1.150%, 10/29/2023(1)	2,200,000	2,116,700
AIB Group PLC,
4.750%, 10/12/2023(1)(2)	6,018,000	5,920,733
Air Lease Corp.:
2.250%, 01/15/2023	1,663,000	1,661,418
2.750%, 01/15/2023	8,250,000	8,240,289
3.875%, 07/03/2023
(Callable 06/03/2023)	31,274,000	30,990,736
0.700%, 02/15/2024
(Callable 01/15/2024)	1,100,000	1,038,809
Ally Financial, Inc.:
3.050%, 06/05/2023
(Callable 05/05/2023)	3,265,000	3,228,009
1.450%, 10/02/2023
(Callable 09/02/2023)	32,785,000	31,780,629
Aviation Capital Group LLC,
3.875%, 05/01/2023
(Callable 04/01/2023)(1)(2)	15,415,000	15,289,462
Banco Bilbao Vizcaya Argentaria SA,
0.875%, 09/18/2023(1)	5,088,000	4,927,083
Banco Santander SA,
3.848%, 04/12/2023(1)	8,400,000	8,355,069
Bank of America Corp.,
0.523%, 06/14/2024 (SOFR + 0.410%)
(Callable 06/14/2023)(3)	10,000,000	9,763,307
Bank of Nova Scotia,
0.400%, 09/15/2023(1)	28,133,000	27,233,156
Barclays PLC,
4.338%, 05/16/2024
(3 Month LIBOR USD + 1.356%)
(Callable 05/16/2023)(1)(3)	41,162,000	40,879,562
BGC Partners, Inc.,
5.375%, 07/24/2023	24,196,000	24,080,827
BNP Paribas SA:
3.500%, 03/01/2023(1)(2)	5,090,000	5,077,483
4.705%, 01/10/2025
(3 Month LIBOR USD + 2.235%)
(Callable 01/10/2024)(1)(2)(3)	10,000,000	9,902,757
Boston Properties LP,
3.800%, 02/01/2024
(Callable 11/01/2023)	25,005,000	24,564,885
BPCE SA,
5.700%, 10/22/2023(1)(2)	42,593,000	42,269,954
Capital One Financial Corp.:
2.600%, 05/11/2023
(Callable 04/11/2023)	24,926,000	24,723,590
1.343%, 12/06/2024 (SOFR + 0.690%)
(Callable 12/06/2023)(3)	5,305,000	5,080,026
Citigroup, Inc.,
0.776%, 10/30/2024 (SOFR + 0.686%)
(Callable 10/30/2023)(3)	52,580,000	50,391,307
Cooperatieve Rabobank UA,
4.625%, 12/01/2023(1)	6,048,000	6,003,664

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Credit Suisse AG,
1.000%, 05/05/2023(1)	$6,425,000	$6,273,177
Credit Suisse Group AG,
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)
(Callable 06/12/2023)(1)(2)(3)	20,842,000	20,323,182
Danske Bank A/S:
3.875%, 09/12/2023(1)(2)	1,995,000	1,969,960
3.773%, 03/28/2025
(1 Year CMT Rate + 1.450%)
(Callable 03/28/2024)(1)(2)(3)	16,615,000	16,105,601
Deutsche Bank AG:
3.950%, 02/27/2023(1)	1,759,000	1,752,925
2.222%, 09/18/2024 (SOFR + 2.159%)
(Callable 09/18/2023)(1)(3)	42,078,000	40,647,694
Discover Bank:
3.350%, 02/06/2023
(Callable 01/30/2023)	42,018,000	41,940,288
4.682%, 08/09/2028
(5 Year Swap Rate USD + 1.730%)
(Callable 08/09/2023)(3)	10,189,000	9,780,753
F.N.B. Corporation,
2.200%, 02/24/2023
(Callable 01/30/2023)	23,758,000	23,638,461
First Horizon National Corp.,
3.550%, 05/26/2023
(Callable 04/26/2023)	26,728,000	26,557,129
Five Corners Funding Trust,
4.419%, 11/15/2023(2)	1,000,000	991,334
Globe Life, Inc.,
7.875%, 05/15/2023	1,975,000	1,997,189
Goldman Sachs Group, Inc.:
1.217%, 12/06/2023
(Callable 01/05/2023)	5,000,000	4,826,293
0.673%, 03/08/2024 (SOFR + 0.572%)
(Callable 03/08/2023)(3)	8,755,000	8,661,099
0.925%, 10/21/2024 (SOFR + 0.486%)
(Callable 10/21/2023)(3)	16,930,000	16,256,872
Host Hotels & Resorts LP,
3.875%, 04/01/2024
(Callable 02/01/2024)	8,470,000	8,246,479
HSBC Holdings PLC:
3.950%, 05/18/2024
(3 Month LIBOR USD + 0.987%)
(Callable 05/18/2023)(1)(3)	19,465,000	19,312,853
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	18,350,000	17,844,234
Humana, Inc.,
0.650%, 08/03/2023
(Callable 01/10/2023)	20,000,000	19,483,591
ING Bank NV,
5.800%, 09/25/2023(1)(2)	9,300,000	9,287,535
JPMorgan Chase & Co.,
3.797%, 07/23/2024
(3 Month LIBOR USD + 0.890%)
(Callable 07/23/2023)(3)	25,174,000	24,922,686
Liberty Mutual Group, Inc.,
4.250%, 06/15/2023(2)	34,405,000	34,159,925
Lloyds Bank PLC,
0.695%, 05/11/2024
(1 Year CMT Rate + 0.550%)
(Callable 05/11/2023)(1)(3)	4,591,000	4,502,916
Markel Corp.,
3.625%, 03/30/2023	1,520,000	1,514,580
Metropolitan Tower Life Insurance Co.,
7.625%, 01/15/2024(2)	2,600,000	2,641,329
Mitsubishi UFJ Financial Group, Inc.:
3.455%, 03/02/2023(1)	22,237,000	22,189,620
0.848%, 09/15/2024
(1 Year CMT Rate + 0.680%)
(Callable 09/15/2023)(1)(3)	15,700,000	15,155,304
Mizuho Financial Group, Inc.:
1.241%, 07/10/2024 (SOFR + 1.252%)
(Callable 07/10/2023)(1)(3)	22,209,000	21,673,961
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)
(Callable 09/11/2023)(1)(3)	21,756,000	21,410,168
Morgan Stanley:
3.750%, 02/25/2023	25,995,000	25,941,641
4.766%, 11/10/2023 (SOFR + 0.466%)
(Callable 10/10/2023)(3)	23,014,000	22,946,460
National Bank of Canada,
2.100%, 02/01/2023(1)	1,540,000	1,536,658
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	8,900,000	8,851,632
4.363%, 08/01/2024
(3 Month LIBOR USD + 1.392%)
(Callable 08/01/2023)(1)(2)(3)	27,669,000	27,311,346
NatWest Group PLC:
2.359%, 05/22/2024
(1 Year CMT Rate + 2.150%)
(Callable 05/22/2023)(1)(3)	10,488,000	10,329,044
4.519%, 06/25/2024
(3 Month LIBOR USD + 1.550%)
(Callable 06/25/2023)(1)(3)	19,340,000	19,162,730
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024(2)	2,000,000	2,043,227
Pacific Life Insurance Co.,
7.900%, 12/30/2023(2)	12,825,000	13,067,240
Piedmont Operating Partnership LP,
4.450%, 03/15/2024
(Callable 12/15/2023)	25,100,000	24,667,732
Reliance Standard Life Global Funding II,
2.150%, 01/21/2023(1)(2)	725,000	723,812
SMBC Aviation Capital Finance DAC:
4.125%, 07/15/2023
(Callable 06/15/2023)(1)(2)	6,795,000	6,723,192
3.550%, 04/15/2024
(Callable 03/15/2024)(1)(2)	1,675,000	1,619,708
Societe Generale SA,
5.000%, 01/17/2024(1)(2)	3,270,000	3,235,068
Standard Chartered PLC:
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)
(Callable 03/15/2023)(1)(2)(3)	19,163,000	19,071,697
0.991%, 01/12/2025
(1 Year CMT Rate + 0.780%)
(Callable 01/12/2024)(1)(2)(3)	24,490,000	23,109,958
Sumitomo Mitsui Banking Corp.,
3.000%, 01/18/2023(1)	4,175,000	4,171,733
Sumitomo Mitsui Trust Bank Ltd.,
0.800%, 09/12/2023(1)(2)	10,729,000	10,406,802
Swedbank AB,
1.300%, 06/02/2023(1)(2)	6,510,000	6,392,898
Trinity Acquisition PLC,
4.625%, 08/15/2023	5,948,000	5,916,130
The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wells Fargo & Co.,
1.654%, 06/02/2024 (SOFR + 1.600%)
(Callable 06/02/2023)(3)	$43,150,000	$42,457,670
Total Financials
(Cost $1,144,847,757)		1,139,931,719	20.3%
Total Corporate Bonds
(Cost $2,932,971,570)		2,915,631,751	52.0%
Municipal Bonds
City of Huron OH,
6.875%, 09/07/2023	2,275,000	2,284,776
County of Meade KY,
3.150%, 08/01/2061
(Optional Put Date 01/03/2023)(4)	19,150,000	19,150,000
Golden State Tobacco Securitization Corp.,
1.850%, 06/01/2031	4,110,000	4,052,290
Louisiana Stadium & Exposition District,
1.872%, 07/03/2023
(Callable 04/01/2023)(2)	16,595,000	16,251,135
New York State Dormitory Authority:
2.550%, 07/01/2023	1,000,000	985,624
3.187%, 07/01/2023	1,500,000	1,481,629
New York State Housing Finance Agency,
1.600%, 11/01/2024
(Callable 01/20/2023)	9,390,000	9,059,302
Tender Option Bond Trust,
4.520%, 05/01/2037
(Callable 05/01/2032)
(Optional Put Date 01/06/2023)(2)(4)	5,625,000	5,625,000
Total Municipal Bonds
(Cost $59,401,111)		58,889,756	1.0%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2023)(2)(4)	15,446,938	14,120,060
Series 2019-1, Class A1, 3.805%,
01/25/2049 (Callable 01/25/2023)(2)(4)	4,809,085	4,420,252
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 01/25/2023)(2)(4)	8,495,284	7,863,194
Starwood Mortgage Residential Trust,
Series 2021-1, Class A1, 1.219%,
05/25/2065 (Callable 03/25/2023)(2)(4)	9,521,936	8,607,996
Towd Point Mortgage Trust:
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 10/25/2028)(2)(4)	2,297,018	2,258,387
Series 2017-3, Class A1, 2.750%,
06/25/2057 (Callable 02/25/2026)(2)(4)	2,787,564	2,715,905
Series 2017-4, Class A1, 2.750%,
06/25/2057 (Callable 08/25/2027)(2)(4)	2,265,165	2,149,036
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 11/25/2027)(2)(4)	11,056,564	10,546,785
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 08/25/2028)(2)(4)	14,393,243	13,971,942
Total Residential
Mortgage-Backed Securities
(Cost $71,761,143)		66,653,557	1.2%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class A4, 4.371%,
09/12/2046 (Callable 09/10/2023)(4)	12,325,000	12,197,945
COMM Mortgage Trust:
Series 2013-CR12, Class A3, 3.765%,
10/15/2046 (Callable 11/10/2023)	7,693,221	7,604,582
Series 2013-CR12, Class A4, 4.046%,
10/15/2046 (Callable 11/10/2023)	57,244,603	56,173,362
Series 2014-LC15, Class A4, 4.006%,
04/12/2047 (Callable 04/10/2024)	7,525,000	7,355,028
Series 2014-CR16, Class A4, 4.051%,
04/12/2047 (Callable 04/10/2024)	22,750,000	22,173,358
Series 2013-CR11, Class A3, 3.983%,
08/12/2050 (Callable 10/10/2023)	7,442,694	7,348,888
GS Mortgage Securities Trust:
Series 2013-GC14, Class A5, 4.243%,
08/10/2046 (Callable 06/10/2025)	11,749,000	11,632,586
Series 2014-GC20, Class A5, 3.998%,
04/12/2047 (Callable 04/10/2024)	9,700,000	9,478,922
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class A5, 3.664%,
07/17/2045 (Callable 06/15/2023)	36,013,000	35,708,615
Series 2013-LC11, Class A5, 2.960%,
04/15/2046 (Callable 05/15/2023)	22,295,585	22,133,862
Series 2013-C14, Class A4, 4.133%,
08/17/2046 (Callable 08/15/2023)(4)	28,293,645	28,086,753
Series 2013-C16, Class A4, 4.166%,
12/15/2046 (Callable 11/15/2023)	5,360,000	5,284,393
Series 2013-C17, Class A4, 4.199%,
01/17/2047 (Callable 01/15/2024)	19,073,000	18,763,525
Series 2014-C18, Class A5, 4.079%,
02/15/2047 (Callable 01/15/2029)	8,458,000	8,263,743
Series 2014-C20, Class A5, 3.805%,
07/17/2047 (Callable 06/15/2024)	18,626,000	18,089,614
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2013-C9, Class A4, 3.102%,
05/17/2046 (Callable 05/15/2023)	18,145,820	18,008,300
Series 2013-C10, Class A4, 4.070%,
07/17/2046 (Callable 06/15/2028)(4)	33,705,000	33,438,343
Series 2013-C11, Class A4, 4.198%,
08/17/2046 (Callable 08/15/2023)(4)	19,025,000	18,748,552
Series 2013-C12, Class A4, 4.259%,
10/17/2046 (Callable 10/15/2023)(4)	5,182,823	5,123,970
Series 2014-C16, Class A5, 3.892%,
06/17/2047 (Callable 06/15/2026)	10,000,000	9,690,909
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class ASB, 3.928%,
07/17/2046 (Callable 07/15/2023)(4)	5,355,373	5,338,753
Series 2013-LC12, Class A4, 4.218%,
07/17/2046 (Callable 07/15/2023)(4)	21,087,000	20,883,766
WFRBS Commercial Mortgage Trust:
Series 2013-C14, Class ASB, 2.977%,
06/15/2046 (Callable 06/15/2023)	28,058	27,915
Series 2013-C14, Class A5, 3.337%,
06/15/2046 (Callable 06/15/2023)	20,309,445	20,082,631
Series 2013-C15, Class A4, 4.153%,
08/17/2046 (Callable 08/15/2023)(4)	18,226,000	18,013,815
Series 2013-C16, Class A5, 4.415%,
09/17/2046 (Callable 10/15/2023)	15,000,000	14,833,644
Series 2013-C18, Class A5, 4.162%,
12/17/2046 (Callable 01/15/2024)(4)	21,870,000	21,441,090
Series 2014-LC14, Class A5, 4.045%,
03/15/2047 (Callable 02/15/2024)	11,543,000	11,323,690
Series 2014-C20, Class A5, 3.995%,
05/17/2047 (Callable 05/15/2024)	19,835,000	19,322,400
Total Commercial
Mortgage-Backed Securities
(Cost $488,083,719)		486,572,954	8.7%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Asset Backed Securities
Affirm Asset Securitization Trust:
Series 2020-Z2, Class A, 1.900%,
01/15/2025 (Callable 04/15/2023)(2)	$20,457,210	$19,901,778
Series 2021-Z1, Class A, 1.070%,
08/15/2025 (Callable 10/15/2023)(2)	24,740,023	24,043,123
Ally Auto Receivables:
Series 2019-3, Class A3, 1.930%,
05/15/2024 (Callable 05/15/2023)	687,470	686,636
Series 2022-3, Class A2, 5.290%,
08/15/2025	8,500,000	8,511,267
ARI Fleet Lease Trust,
Series 2018-B, Class A3, 3.430%,
08/16/2027 (Callable 01/15/2023)(2)	3,421,837	3,420,431
Capital One Prime Auto Receivables Trust:
Series 2020-1, Class A3, 1.600%,
11/15/2024 (Callable 10/15/2023)	11,601,679	11,490,818
Series 2022-2, Class A2A, 3.740%,
09/15/2025	21,375,000	21,170,527
Chase Auto Credit Linked Notes:
Series 2021-1, Class B, 0.875%,
09/25/2028 (Callable 03/25/2025)(2)	18,294,643	17,684,835
Series 2021-2, Class B, 0.889%,
12/25/2028 (Callable 04/25/2025)(2)	1,008,600	963,920
Chase Auto Owner Trust,
Series 2022-AA, Class A2, 3.860%,
10/27/2025(2)	8,875,000	8,804,668
Chase Issuance Trust,
Series 2020-A1, Class A1, 1.530%,
01/15/2025	62,350,000	62,280,841
Dell Equipment Finance Trust,
Series 2022-2, Class A2, 4.030%,
07/22/2027 (Callable 03/22/2025)(2)	20,000,000	19,822,272
DLLAD LLC,
Series 2021-1A, Class A2, 0.350%,
09/20/2024(2)	8,033,469	7,912,242
Donlen Fleet Lease Funding 2 LLC,
Series 2021-2, Class A2, 0.560%,
12/11/2034(2)	1,872,572	1,809,534
Ford Credit Auto Owner Trust:
Series 2019-A, Class A4, 2.850%,
08/15/2024 (Callable 02/15/2023)	5,067,139	5,057,949
Series 2018-2, Class A, 3.470%,
01/15/2030 (Callable 07/15/2023)(2)	21,334,000	21,043,902
Ford Credit Floorplan Master Owner Trust,
Series 2018-2, Class A, 3.170%,
03/15/2025	58,225,000	57,984,915
GMF Floorplan Owner Revolving Trust:
Series 2020-1, Class A, 0.680%,
08/15/2025(2)	1,154,000	1,120,517
Series 2020-2, Class A, 0.690%,
10/15/2025(2)	7,750,000	7,468,101
Honda Auto Receivables Owner Trust,
Series 2021-3, Class A2, 0.200%,
02/20/2024	3,987,789	3,964,630
HPEFS Equipment Trust:
Series 2021-2A, Class A2, 0.300%,
09/20/2028 (Callable 07/20/2024)(2)	2,875,451	2,863,016
Series 2022-1A, Class A2, 1.020%,
05/21/2029 (Callable 04/20/2025)(2)	2,380,554	2,340,947
Hyundai Auto Lease Securitization Trust,
Series 2022-A, Class A2, 0.810%,
04/15/2024(2)	11,431,909	11,277,846
Kubota Credit Owner Trust:
Series 2021-1A, Class A2, 0.310%,
04/15/2024(2)	7,905,274	7,847,564
Series 2021-2A, Class A2, 0.260%,
06/17/2024(2)	8,619,952	8,512,478
Marlette Funding Trust:
Series 2021-2A, Class A, 0.510%,
09/15/2031 (Callable 05/15/2025)(2)	297,599	296,973
Series 2021-3A, Class A, 0.650%,
12/15/2031 (Callable 11/15/2025)(2)	5,806,488	5,730,803
MMAF Equipment Finance LLC,
Series 2020-A, Class A2, 0.740%,
04/09/2024(2)	2,409,595	2,384,251
NextGear Floorplan Master Owner Trust,
Series 2020-1A, Class A2, 1.550%,
02/15/2025(2)	18,472,000	18,398,007
Nissan Auto Receivables Owner Trust,
Series 2022-B, Class A2, 4.500%,
08/15/2025	4,100,000	4,074,337
PFS Financing Corp.:
Series 2020-A, Class A, 1.270%,
06/15/2025(2)	53,266,000	52,185,680
Series 2020-E, Class A, 1.000%,
10/15/2025(2)	6,251,000	6,025,723
Santander Bank Auto Credit,
Series 2022-A, Class B, 5.281%,
05/17/2032 (Callable 08/15/2025)(2)	11,731,673	11,453,279
Santander Bank NA,
Series 2021-1A, Class B, 1.833%,
12/15/2031 (Callable 04/15/2025)(2)	16,720,313	16,082,147
Santander Retail Auto Lease Trust:
Series 2021-A, Class A2, 0.320%,
02/20/2024(2)	3,196,934	3,186,575
Series 2022-A, Class A2, 0.970%,
03/20/2025 (Callable 12/20/2024)(2)	9,184,102	8,970,754
SCF Equipment Leasing 2022-2 LLC,
Series 2022-2A, Class A2, 6.240%,
07/20/2028(2)	45,825,000	45,923,542
SoFi Consumer Loan Program Trust,
Series 2022-1S, Class A, 6.210%,
04/15/2031 (Callable 03/15/2025)(2)	36,650,000	36,652,020
Towd Point Mortgage Trust:
Series 2019-MH1, Class A1, 3.000%,
11/25/2058 (Callable 09/25/2024)(2)(4)	938,619	919,789
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2023)(2)(4)	13,989,427	13,021,836
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	2,910,000	2,804,978
Verizon Owner Trust,
Series 2020-B, Class A, 0.470%,
02/20/2025 (Callable 10/20/2023)	11,928,045	11,748,368
Wheels SPV 2 LLC,
Series 2020-1A, Class A2, 0.510%,
08/20/2029 (Callable 02/20/2024)(2)	4,698,564	4,640,305
World Omni Auto Receivables Trust:
Series 2019-C, Class A3, 1.960%,
12/15/2024 (Callable 10/15/2023)	3,534,118	3,507,736
Series 2022-D, Class A2A, 5.510%,
03/16/2026	12,250,000	12,276,768
Total Asset Backed Securities
(Cost $603,987,557)		598,268,628	10.7%
Total Long-Term Investments
(Cost $5,373,969,257)		5,336,757,075	95.2%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Short-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Commercial Paper
Catholic Health Initiatives,
5.80%(6), 01/11/2023	$44,600,000	$44,520,924
Baptist Memorial Health Care Corporation,
5.45%, 02/15/2023	25,726,000	25,724,724
Total Commercial Paper
(Cost $70,261,578)		70,245,648	1.2%

	Shares
Money Market Mutual Funds
Fidelity Institutional Money Market
Fund – Government Portfolio,
Institutional Class, 4.10%(5)	6,655,174	6,655,174
First American Government Obligations
Fund, Class U, 4.11%(5)	262,848,118	262,848,118
Total Money Market Mutual Funds
(Cost $269,503,292)		269,503,292	4.8%
Total Short-Term Investments
(Cost $339,764,870)		339,748,940	6.0%
Total Investments
(Cost $5,713,734,127)		5,676,506,015	101.2%
Liabilities in Excess of Other Assets		(68,895,702)	(1.2)%
TOTAL NET ASSETS		$5,607,610,313	100.0%
Notes to Schedule of Investments
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $1,312,178,255, which represented 23.40% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(5)	Seven-day yield.
(6)	Effective yield as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2022

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$1,210,740,429	$—	$1,210,740,429
Corporate Bonds	—	2,915,631,751	—	2,915,631,751
Municipal Bonds	—	58,889,756	—	58,889,756
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	66,653,557	—	66,653,557
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	486,572,954	—	486,572,954
Asset Backed Securities	—	598,268,628	—	598,268,628
Total Long-Term Investments	—	5,336,757,075	—	5,336,757,075
Short-Term Investments
Commercial Paper	—	70,245,648	—	70,245,648
Money Market Mutual Funds	269,503,292	—	—	269,503,292
Total Short-Term Investments	269,503,292	70,245,648	—	339,748,940
Total Investments	$269,503,292	$5,407,002,723	$—	$5,676,506,015

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2022 (Unaudited)

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed rate debt issues, including government and credit securities, with maturities between one and three years.

The Fed viewed the inflation spike in 2021 as transitory but it continued to rise further and proved more persistent than expected in 2022. By the spring, the Fed’s view on inflation had shifted and a very aggressive monetary policy ensued. Between March 2022 and year end, the Fed hiked rates seven times for a total increase of 425 bps designed to bring inflation back to the Fed’s long-term target of 2%. Treasury yields reacted in historic fashion to both the inflation data and the aggressive policy changes and rates rose sharply across the curve. The benchmark 10-year Treasury yield climbed 237 bps in 2022, its biggest annual move since the 1950s, and finished the year at 3.88%. The 2-year Treasury yield exhibited an even greater increase of 369 bps, to close the year at 4.43%. The combination of the increase in 2-year and 10-year yields resulted in a persistently inverted yield curve from July through year end. The upward trajectory in inflation was exacerbated by global events, specifically the war in Ukraine and China’s zero-COVID-19 policy. Russia’s invasion led to higher global food and energy prices, while China’s lockdowns allowed supply chain constraints to persist. For relief, President Biden released an estimated 165 million barrels of oil from the US Strategic Petroleum Reserve which, along with a slowing global economy, helped lower the price of West Texas Intermediate (WTI) Crude oil, a key benchmark of oil prices. Negative fixed income returns driven by the sharp increase in rates in 2022 contributed to record redemptions from bond funds, which experienced $331 billion of net redemptions (following record inflows in 2021 of $592 billion).

During 2022, the Institutional Class Shares of the Fund (BSBIX) posted a net return of -3.64% vs. a -3.69% return for the Bloomberg 1-3 Year U.S. Government/Credit Bond Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Positive overall
•	Positive – Active positioning within investment grade credit
o	Positive – Overweight BBB credit
•	Modest negative – Overweight investment grade credit

Securitized – Negative
•	Negative – Overweight non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) at the top of the capital structure

Yield Curve – Positive
•	Positive – Underweight 1–2-year maturities and overweight 3–4-year maturities as the 2–5-year portion of the yield curve inverted

The massive repricing of the fixed income markets in 2022 provides for a more favorable backdrop for investors in 2023. As we enter the new year, we expect the economic momentum from the second half of 2022 will carry into early 2023 but then fade as the aggressive Fed tightening leads to an economic slowdown, if not a mild recession later in 2023. Yet, inflation should also slow, but to what level remains the key question. The Fed’s focus going forward is less about “how high” the federal funds rate may go, but instead “how long” it may need to stay at this peak (terminal) rate. A “higher for longer” federal funds rate should translate into the inverted Treasury curve likely continuing for 2023. However, with most of the Fed’s rate hikes behind us, we expect the extreme price volatility of the fixed income markets to moderate. The 2022 rise in Treasury yields and wider credit spreads likely offer investors additional income for years to come. A diligent focus on valuations and risk management remains critical, as a slowing economy will pressure corporate earnings. However, corporate credit fundamentals are currently on solid footing, and even if credit spreads widen further, expectations for moderate supply combined with the additional yield the sector now offers should be a beneficial offset.

In 2022, we modestly increased the Fund’s overweight to investment grade corporate credit at wider spreads favoring the financial sector. In addition, we selectively increased the Fund’s exposure within non-agency securitized sub-sectors given more attractive valuations, continued robust levels of loss protection at the top of the capital structure, and the continued broad sector diversification benefit they provide to the overall portfolio. The Fund remains duration neutral relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(6)

	Net Assets	$8,964,355,705

	SEC 30-Day Yield(3)
	Institutional Class	4.44%
	Investor Class	4.19%

	Average Effective Duration	1.86 years

	Average Effective Maturity	2.02 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	77%

	Number of Holdings	458
Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total investments.

Baird Short-Term Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2022	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	-3.64%	1.22%	1.36%	2.33%	N/A
Investor Class Shares	-3.88%	0.97%	1.11%	N/A	1.15%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index(1)	-3.69%	0.92%	0.88%	1.96%	0.88%

(1)
The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.500%, 04/30/2024	$277,900,000	$270,084,063
3.000%, 06/30/2024	521,025,000	508,732,066
0.375%, 07/15/2024	172,500,000	161,658,106
1.500%, 02/15/2025	410,175,000	386,349,600
0.250%, 05/31/2025	232,125,000	210,898,257
2.875%, 06/15/2025	1,083,850,000	1,048,370,842
Total U.S. Treasury Securities
(Cost $2,612,215,388)		2,586,092,934	28.8%
Other Government Related Securities
Harvest Operations Corp.,
1.000%, 04/26/2024
(Callable 01/30/2023)(1)(2)	25,000,000	23,623,336
Korea East-West Power Co. Ltd.,
3.600%, 05/06/2025(1)(2)	5,875,000	5,684,574
Korea Electric Power Corporation,
5.375%, 04/06/2026(1)(2)	15,000,000	15,134,697
NBN Co. Ltd.,
0.875%, 10/08/2024
(Callable 09/08/2024)(1)(2)	36,000,000	33,208,198
Total Other Government Related Securities
(Cost $81,678,074)		77,650,805	0.9%
Corporate Bonds
Industrials
Aker BP ASA,
3.000%, 01/15/2025
(Callable 12/15/2024)(1)(2)	8,950,000	8,491,936
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024
(Callable 08/01/2024)	20,250,000	19,482,081
Anglo American Capital PLC:
5.375%, 04/01/2025
(Callable 03/01/2025)(1)(2)	13,250,000	13,111,286
4.875%, 05/14/2025(1)(2)	956,000	938,938
ANR Pipeline Co.,
7.375%, 02/15/2024(1)	13,000,000	13,017,895
ArcelorMittal:
6.125%, 06/01/2025(1)	1,413,000	1,439,689
4.550%, 03/11/2026(1)	4,000,000	3,872,609
Ashtead Capital, Inc.,
1.500%, 08/12/2026
(Callable 07/12/2026)(1)(2)	25,674,000	21,937,829
AutoNation, Inc.,
4.500%, 10/01/2025
(Callable 07/01/2025)	25,000,000	24,334,514
Bayer US Finance II LLC,
5.500%, 08/15/2025(1)(2)	4,000,000	3,956,752
Becton Dickinson and Co.,
3.363%, 06/06/2024
(Callable 04/06/2024)	3,118,000	3,047,018
Berry Global, Inc.:
0.950%, 02/15/2024
(Callable 01/15/2024)	20,000,000	18,952,832
4.875%, 07/15/2026
(Callable 01/30/2023)(2)	10,343,000	9,943,422
Boardwalk Pipelines LP,
4.950%, 12/15/2024
(Callable 09/15/2024)	40,966,000	40,491,994
Boeing Co.:
1.950%, 02/01/2024	10,000,000	9,636,365
1.433%, 02/04/2024
(Callable 01/10/2023)	35,325,000	33,748,063
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	9,946,000	9,753,831
Brambles USA, Inc.,
4.125%, 10/23/2025
(Callable 07/25/2025)(1)(2)	30,041,000	28,906,894
Broadcom, Inc.,
3.150%, 11/15/2025
(Callable 10/15/2025)	5,000,000	4,740,203
Brunswick Corp.,
0.850%, 08/18/2024
(Callable 01/30/2023)	12,500,000	11,553,737
Bunge Limited Finance Corp.,
1.630%, 08/17/2025
(Callable 07/17/2025)	5,006,000	4,565,043
Cadence Design Systems, Inc.,
4.375%, 10/15/2024
(Callable 07/15/2024)	4,103,000	4,071,536
CDW LLC / CDW Finance Corp.:
5.500%, 12/01/2024
(Callable 06/01/2024)	2,958,000	2,957,823
4.125%, 05/01/2025
(Callable 01/30/2023)	19,810,000	19,237,095
Celanese US Holdings LLC:
3.500%, 05/08/2024
(Callable 04/08/2024)	4,450,000	4,296,829
6.050%, 03/15/2025	40,000,000	39,893,747
Charter Communications Operating LLC,
4.908%, 07/23/2025
(Callable 04/23/2025)	13,000,000	12,751,685
Cheniere Corpus Christi Holdings LLC,
5.875%, 03/31/2025
(Callable 10/02/2024)	6,595,000	6,632,387
CNH Industrial Capital LLC:
3.950%, 05/23/2025(1)	10,000,000	9,707,718
5.450%, 10/14/2025(1)	15,000,000	15,046,029
Coca-Cola Europacific Partners PLC,
0.800%, 05/03/2024(1)(2)	5,050,000	4,744,674
CVS Pass-Through Trust:
5.880%, 01/10/2028	5,046,736	4,995,904
6.036%, 12/10/2028	10,713,611	10,563,158
Daimler Finance North America LLC,
1.625%, 12/13/2024(1)(2)	25,000,000	23,213,127
DCP Midstream LLC,
5.375%, 07/15/2025
(Callable 04/15/2025)	29,000,000	28,730,300
Dell International LLC / EMC Corp.,
4.000%, 07/15/2024
(Callable 06/15/2024)	15,643,000	15,346,115
Devon Energy Corp.,
5.250%, 09/15/2024
(Callable 06/15/2024)	6,010,000	6,017,630
Dollar General Corp.,
4.250%, 09/20/2024	10,000,000	9,864,997
eBay, Inc.,
5.900%, 11/22/2025
(Callable 10/22/2025)	20,000,000	20,440,329
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	35,000,000	34,798,492
Element Fleet Management Corp.:
1.600%, 04/06/2024
(Callable 03/06/2024)(1)(2)	39,475,000	37,408,134
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	14,147,000	13,403,149

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Embotelladora Andina SA,
5.000%, 10/01/2023(1)(2)	$12,389,000	$12,331,143
Energy Transfer LP,
4.250%, 04/01/2024
(Callable 01/01/2024)	1,276,000	1,253,517
Energy Transfer Partners LP,
4.050%, 03/15/2025
(Callable 12/15/2024)	16,781,000	16,267,354
EQT Corp.,
5.678%, 10/01/2025
(Callable 10/04/2023)	10,000,000	9,958,192
Fidelity National Information Services, Inc.,
4.500%, 07/15/2025	18,900,000	18,547,389
Flex Ltd.:
4.750%, 06/15/2025
(Callable 03/15/2025)	18,999,000	18,673,164
3.750%, 02/01/2026
(Callable 01/01/2026)	28,600,000	27,037,401
Freeport-McMoRan, Inc.,
4.550%, 11/14/2024
(Callable 08/14/2024)	3,547,000	3,497,320
Fresenius Medical Care
US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	18,720,000	18,377,758
General Motors Financial Co., Inc.:
5.100%, 01/17/2024
(Callable 12/17/2023)	2,925,000	2,914,232
3.800%, 04/07/2025	30,000,000	28,980,850
2.750%, 06/20/2025
(Callable 05/20/2025)	7,302,000	6,840,790
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	1,184,000	1,133,088
Genuine Parts Co.,
1.750%, 02/01/2025
(Callable 02/01/2023)	15,000,000	14,014,722
Glencore Funding LLC:
4.625%, 04/29/2024(1)(2)	7,500,000	7,411,491
4.000%, 04/16/2025(1)(2)	14,043,000	13,594,817
1.625%, 09/01/2025
(Callable 08/01/2025)(1)(2)	20,000,000	18,117,568
Global Payments, Inc.:
1.500%, 11/15/2024
(Callable 10/15/2024)	10,000,000	9,281,798
2.650%, 02/15/2025
(Callable 01/15/2025)	30,361,000	28,585,121
4.800%, 04/01/2026
(Callable 01/01/2026)	10,000,000	9,748,720
Graphic Packaging International LLC,
0.821%, 04/15/2024
(Callable 03/15/2024)(2)	10,000,000	9,362,036
Gray Oak Pipeline LLC:
2.000%, 09/15/2023(2)	7,000,000	6,809,134
2.600%, 10/15/2025
(Callable 09/15/2025)(2)	5,499,000	4,991,066
Grupo Bimbo SAB de CV,
3.875%, 06/27/2024(1)(2)	39,006,000	38,213,654
Gulfstream Natural Gas System LLC:
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	8,407,000	8,137,792
6.190%, 11/01/2025(2)	5,720,000	5,734,704
HCA, Inc.:
5.000%, 03/15/2024	14,570,000	14,491,097
5.375%, 02/01/2025	10,000,000	9,995,465
5.250%, 04/15/2025	16,815,000	16,729,368
5.375%, 09/01/2026
(Callable 03/01/2026)	4,250,000	4,206,527
HCL America, Inc.,
1.375%, 03/10/2026
(Callable 02/10/2026)(1)(2)	4,350,000	3,850,671
HF Sinclair Corp.,
5.875%, 04/01/2026
(Callable 01/01/2026)	12,787,000	12,810,934
Huntington Ingalls Industries, Inc.,
3.844%, 05/01/2025
(Callable 04/01/2025)	48,626,000	47,018,070
Hyatt Hotels Corp.,
1.800%, 10/01/2024
(Callable 01/30/2023)	15,000,000	14,060,161
Hyundai Capital America,
1.800%, 10/15/2025
(Callable 09/15/2025)(1)(2)	5,557,000	4,990,256
Illumina, Inc.,
5.800%, 12/12/2025
(Callable 11/12/2025)	42,700,000	43,028,527
Infor, Inc.:
1.450%, 07/15/2023
(Callable 06/15/2023)(2)	28,072,000	27,413,277
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	8,145,000	7,363,905
International Flavors & Fragrances, Inc.,
1.230%, 10/01/2025
(Callable 09/01/2025)(2)	22,000,000	19,443,506
Inversiones CMPC SA,
4.375%, 05/15/2023
(Callable 02/15/2023)(1)(2)	2,325,000	2,311,050
Johnson Controls International PLC,
3.625%, 07/02/2024
(Callable 04/02/2024)(7)	1,651,000	1,614,397
Kimberly-Clark de Mexico SAB de CV,
3.250%, 03/12/2025(1)(2)	5,000,000	4,740,700
Kinross Gold Corp.,
5.950%, 03/15/2024
(Callable 12/15/2023)(1)	15,680,000	15,742,212
Leidos, Inc.,
3.625%, 05/15/2025
(Callable 04/15/2025)	10,675,000	10,258,670
Lennar Corp.:
4.875%, 12/15/2023
(Callable 09/15/2023)	21,250,000	21,147,630
4.500%, 04/30/2024
(Callable 01/31/2024)	15,892,000	15,685,107
5.875%, 11/15/2024
(Callable 05/15/2024)	11,260,000	11,312,650
Lennox International, Inc.,
1.350%, 08/01/2025
(Callable 07/01/2025)	5,000,000	4,529,463
Lowe`s Companies, Inc.,
4.400%, 09/08/2025	7,000,000	6,900,926
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	800,000	707,522
Mercedes-Benz Finance North America LLC,
5.375%, 11/26/2025(1)(2)	10,000,000	10,063,868
Microchip Technology, Inc.,
0.972%, 02/15/2024	48,775,000	46,332,141
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	$1,000,000	$951,903
Mondelez International
Holdings Netherlands BV,
4.250%, 09/15/2025(2)	12,000,000	11,840,423
National Fuel Gas Co.,
5.200%, 07/15/2025
(Callable 04/15/2025)	18,825,000	18,741,535
Nissan Motor Acceptance Co. LLC,
1.125%, 09/16/2024(1)(2)	12,000,000	10,939,468
Nissan Motor Acceptance Corp.,
3.450%, 03/15/2023(1)(2)	1,585,000	1,578,142
Nissan Motor Co. Ltd.:
3.043%, 09/15/2023(1)(2)	10,000,000	9,797,350
3.522%, 09/17/2025
(Callable 08/17/2025)(1)(2)	5,291,000	4,919,138
Nutrien Ltd.,
5.950%, 11/07/2025(1)	8,000,000	8,168,332
Oracle Corp.:
2.950%, 05/15/2025
(Callable 02/15/2025)	5,554,000	5,273,449
5.800%, 11/10/2025	12,000,000	12,274,049
Penske Truck Leasing Co.:
4.250%, 01/17/2023(2)	10,000,000	9,996,859
4.125%, 08/01/2023
(Callable 07/01/2023)(2)	1,350,000	1,342,410
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	8,000,000	7,660,279
Perrigo Finance Unlimited Co.,
3.900%, 12/15/2024
(Callable 09/15/2024)	45,957,000	43,429,365
POSCO:
2.375%, 01/17/2023(1)(2)	13,575,000	13,561,367
4.000%, 08/01/2023(1)(2)	5,000,000	4,957,250
4.375%, 08/04/2025(1)(2)	15,000,000	14,529,547
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	1,954,000	1,718,941
PVH Corp.,
4.625%, 07/10/2025
(Callable 06/10/2025)	25,839,000	24,970,398
Quanta Services, Inc.,
0.950%, 10/01/2024
(Callable 01/30/2023)	18,200,000	16,768,645
Regency Energy Partners LP /
Regency Energy Finance Corp.,
4.500%, 11/01/2023
(Callable 08/01/2023)	13,121,000	13,023,852
Reliance Industries Ltd.,
4.125%, 01/28/2025(1)(2)	8,778,000	8,525,201
Renesas Electronics Corp.:
1.543%, 11/26/2024
(Callable 10/26/2024)(1)(2)	30,000,000	27,518,294
2.170%, 11/25/2026
(Callable 10/25/2026)(1)(2)	809,000	694,779
Rogers Communications, Inc.,
2.950%, 03/15/2025
(Callable 03/15/2023)(1)(2)	28,650,000	27,322,403
Royalty Pharma PLC,
1.200%, 09/02/2025
(Callable 08/02/2025)	1,000,000	895,708
Sabine Pass Liquefaction LLC,
5.750%, 05/15/2024
(Callable 02/15/2024)	6,463,000	6,470,827
Seagate HDD Cayman:
4.750%, 06/01/2023	12,400,000	12,330,560
4.875%, 03/01/2024
(Callable 01/01/2024)	2,500,000	2,450,498
Sherwin-Williams Co.,
4.250%, 08/08/2025	7,000,000	6,883,632
SK Hynix, Inc.,
1.000%, 01/19/2024(1)(2)	37,010,000	35,160,930
Skyworks Solutions, Inc.,
0.900%, 06/01/2023
(Callable 01/17/2023)	5,000,000	4,901,031
Smurfit Kappa Treasury Funding DAC,
7.500%, 11/20/2025(1)	5,852,000	6,312,966
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	3,000,000	2,978,597
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	32,111,000	31,098,505
Southern Copper Corp.,
3.875%, 04/23/2025(1)	15,534,000	14,989,396
Steel Dynamics, Inc.,
2.800%, 12/15/2024
(Callable 11/15/2024)	21,338,000	20,279,310
Synnex Corporation,
1.250%, 08/09/2024
(Callable 01/10/2023)	46,933,000	43,574,413
TC PipeLines LP,
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	31,166,000	30,510,974
Thermo Fisher Scientific, Inc.,
1.215%, 10/18/2024
(Callable 01/30/2023)	25,000,000	23,474,207
Timken Co.,
3.875%, 09/01/2024
(Callable 06/01/2024)	33,952,000	33,114,485
T-Mobile USA, Inc.,
2.625%, 04/15/2026
(Callable 04/15/2023)	6,000,000	5,497,206
Toll Road Investors Partnership II LP,
0.000%, 02/15/2024
(Insured by NATL)(1)(2)	19,590,000	18,048,983
Triton Container International Ltd.:
0.800%, 08/01/2023(1)(2)	30,000,000	28,951,197
1.150%, 06/07/2024
(Callable 05/07/2024)(1)(2)	22,930,000	21,226,409
Utah Acquisition Sub, Inc.,
3.950%, 06/15/2026
(Callable 03/15/2026)	22,248,000	20,823,490
VICI Properties LP,
4.375%, 05/15/2025	10,000,000	9,690,689
Viterra Finance BV,
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	49,121,000	42,643,430
VMware, Inc.,
1.000%, 08/15/2024
(Callable 01/30/2023)	15,000,000	13,963,567
Volkswagen Group of
America Finance LLC,
3.950%, 06/06/2025(1)(2)	10,800,000	10,460,299
Vontier Corp.,
1.800%, 04/01/2026
(Callable 03/01/2026)	5,056,000	4,272,570
Wabtec Corp.,
4.400%, 03/15/2024
(Callable 02/15/2024)	20,900,000	20,566,037

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Warnermedia Holdings, Inc.:
3.638%, 03/15/2025(2)	$23,150,000	$22,029,912
3.788%, 03/15/2025
(Callable 03/15/2023)(2)	24,000,000	22,920,849
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	13,323,000	11,829,333
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	52,570,000	49,505,169
Western Midstream Operating LP,
3.350%, 02/01/2025
(Callable 01/01/2025)	1,692,000	1,601,884
Westinghouse Air Brake Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	30,724,000	28,947,904
Westlake Chemical Corp.,
0.875%, 08/15/2024
(Callable 01/30/2023)	6,000,000	5,573,533
Williams Companies, Inc.,
3.900%, 01/15/2025
(Callable 10/15/2024)	14,364,000	13,997,331
Woodside Finance Ltd.,
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	39,550,000	37,991,723
Total Industrials
(Cost $2,414,673,034)		2,293,077,643	25.6%
Utilities
Black Hills Corp.,
1.037%, 08/23/2024
(Callable 01/17/2023)	35,275,000	32,911,921
DTE Energy Company,
4.220%, 11/01/2025(7)	7,000,000	6,883,589
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	40,833,000	39,416,779
Enel Finance International NV:
4.250%, 06/15/2025(1)(2)	25,000,000	24,227,700
6.800%, 10/14/2025(1)(2)	10,000,000	10,278,236
Entergy Louisiana LLC,
0.950%, 10/01/2024
(Callable 01/30/2023)	33,550,000	31,244,512
ITC Holdings Corp.,
4.050%, 07/01/2023
(Callable 04/01/2023)(1)	8,000,000	7,933,600
Jersey Central Power & Light Co.,
4.700%, 04/01/2024
(Callable 01/01/2024)(2)	3,000,000	2,958,843
NextEra Energy Capital Holdings, Inc.,
4.450%, 06/20/2025	7,000,000	6,916,643
Puget Energy, Inc.,
3.650%, 05/15/2025
(Callable 02/15/2025)	13,944,000	13,272,591
Transelec SA:
4.625%, 07/26/2023(1)(2)	9,800,000	9,768,640
4.250%, 01/14/2025
(Callable 10/14/2024)(1)(2)	5,000,000	4,862,342
Total Utilities
(Cost $200,932,520)		190,675,396	2.1%
Financials
ABN AMRO Bank NV,
4.750%, 07/28/2025(1)(2)	34,188,000	33,155,864
AerCap Holdings NV:
1.650%, 10/29/2024
(Callable 09/29/2024)(1)	23,675,000	21,846,230
4.450%, 10/01/2025
(Callable 08/01/2025)(1)	18,937,000	18,206,583
AIB Group PLC:
4.263%, 04/10/2025
(3 Month LIBOR USD + 1.874%)
(Callable 04/10/2024)(1)(2)(3)	43,531,000	42,013,483
7.583%, 10/14/2026 (SOFR + 3.456%)
(Callable 10/14/2025)(1)(2)(3)	7,000,000	7,133,465
Ally Financial, Inc.:
1.450%, 10/02/2023
(Callable 09/02/2023)	12,100,000	11,729,316
5.125%, 09/30/2024	5,000,000	4,952,804
Assurant, Inc.,
4.200%, 09/27/2023
(Callable 08/27/2023)	3,073,000	3,038,621
Australia & New Zealand
Banking Group Ltd.,
4.500%, 03/19/2024(1)(2)	18,269,000	18,048,363
Banco Santander SA:
3.892%, 05/24/2024(1)	16,200,000	15,864,713
2.746%, 05/28/2025(1)	15,423,000	14,435,022
Bank of America Corp.:
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)
(Callable 07/23/2023)(3)	5,275,000	5,227,249
0.976%, 04/22/2025 (SOFR + 0.690%)
(Callable 04/22/2024)(3)	45,000,000	42,204,848
1.530%, 12/06/2025 (SOFR + 0.650%)
(Callable 12/06/2024)(3)	30,000,000	27,686,531
3.384%, 04/02/2026 (SOFR + 1.330%)
(Callable 04/02/2025)(3)	25,000,000	23,894,714
4.827%, 07/22/2026 (SOFR + 1.750%)
(Callable 07/22/2025)(3)	10,000,000	9,881,149
Bank of Ireland Group PLC:
4.500%, 11/25/2023(1)(2)	2,589,000	2,562,016
6.253%, 09/16/2026
(1 Year CMT Rate + 2.650%)
(Callable 09/16/2025)(1)(2)(3)	22,875,000	22,691,618
Bank of Montreal,
1.500%, 01/10/2025(1)	55,000,000	51,284,737
Banque Federative du Credit Mutuel SA,
4.524%, 07/13/2025(1)(2)	29,000,000	28,511,491
Barclays PLC:
3.650%, 03/16/2025(1)	8,400,000	8,075,144
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)	7,250,000	7,033,124
2.852%, 05/07/2026 (SOFR + 2.714%)
(Callable 05/07/2025)(1)(3)	27,787,000	25,839,961
5.304%, 08/09/2026
(1 Year CMT Rate + 2.300%)
(Callable 08/09/2025)(1)(3)	8,000,000	7,946,717
BNP Paribas SA:
4.705%, 01/10/2025
(3 Month LIBOR USD + 2.235%)
(Callable 01/10/2024)(1)(2)(3)	11,390,000	11,279,241
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	16,502,000	15,639,831
2.219%, 06/09/2026 (SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	12,500,000	11,485,825

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
BPCE SA:
5.700%, 10/22/2023(1)(2)	$17,793,000	$17,658,049
4.625%, 07/11/2024(1)(2)	5,294,000	5,151,536
5.150%, 07/21/2024(1)(2)	17,675,000	17,307,061
4.500%, 03/15/2025(1)(2)	6,970,000	6,699,512
Brown & Brown, Inc.,
4.200%, 09/15/2024
(Callable 06/15/2024)	1,000,000	981,773
Cantor Fitzgerald LP,
4.875%, 05/01/2024
(Callable 04/01/2024)(2)	9,600,000	9,430,543
Capital One Financial Corp.:
4.166%, 05/09/2025 (SOFR + 1.370%)
(Callable 05/09/2024)(3)	10,000,000	9,771,462
2.636%, 03/03/2026 (SOFR + 1.290%)
(Callable 03/03/2025)(3)	10,000,000	9,373,079
4.985%, 07/24/2026 (SOFR + 2.160%)
(Callable 07/24/2025)(3)	28,000,000	27,445,661
CIT Bank NA,
2.969%, 09/27/2025 (SOFR + 1.715%)
(Callable 09/27/2024)(3)	2,340,000	2,213,165
Citigroup, Inc.:
0.981%, 05/01/2025 (SOFR + 0.669%)
(Callable 05/01/2024)(3)	15,000,000	14,040,043
4.140%, 05/24/2025 (SOFR + 1.372%)
(Callable 05/24/2024)(3)	10,000,000	9,805,338
1.281%, 11/03/2025 (SOFR + 0.528%)
(Callable 11/03/2024)(3)	15,000,000	13,828,392
3.290%, 03/17/2026 (SOFR + 1.528%)
(Callable 03/17/2025)(3)	17,700,000	16,854,880
5.610%, 09/29/2026 (SOFR + 1.546%)
(Callable 09/29/2025)(3)	15,000,000	15,041,333
Citizens Bank NA,
4.119%, 05/23/2025 (SOFR + 1.395%)
(Callable 05/23/2024)(3)	12,230,000	11,971,727
CNO Global Funding,
1.650%, 01/06/2025(2)	15,000,000	13,905,034
Credit Agricole SA,
4.375%, 03/17/2025(1)(2)	20,341,000	19,621,841
Credit Suisse Group AG:
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,000,000	10,613,428
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	5,000,000	4,273,775
Danske Bank A/S:
3.244%, 12/20/2025
(3 Month LIBOR USD + 1.591%)
(Callable 12/20/2024)(1)(2)(3)	6,743,000	6,314,204
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	15,000,000	13,222,602
Deutsche Bank AG:
2.222%, 09/18/2024 (SOFR + 2.159%)
(Callable 09/18/2023)(1)(3)	17,000,000	16,422,140
1.447%, 04/01/2025 (SOFR + 1.131%)
(Callable 04/01/2024)(1)(3)	14,500,000	13,471,394
4.162%, 05/13/2025(1)	7,000,000	6,855,730
3.961%, 11/26/2025 (SOFR + 2.581%)
(Callable 11/26/2024)(1)(3)	12,200,000	11,663,742
6.119%, 07/14/2026 (SOFR + 3.190%)
(Callable 07/14/2025)(1)(3)	2,000,000	1,990,210
Discover Bank,
4.682%, 08/09/2028 (5 Year Swap
Rate USD + 1.730%)
(Callable 08/09/2023)(3)	11,000,000	10,559,258
Discover Financial Services:
3.750%, 03/04/2025
(Callable 12/04/2024)	13,305,000	12,746,069
4.500%, 01/30/2026
(Callable 11/30/2025)	9,500,000	9,170,722
DNB Bank ASA,
5.896%, 10/09/2026
(SOFRINDX + 1.950%)
(Callable 10/09/2025)(1)(2)(3)	47,550,000	47,595,302
F.N.B. Corporation:
2.200%, 02/24/2023
(Callable 01/30/2023)	19,492,000	19,393,925
5.150%, 08/25/2025
(Callable 07/25/2025)	20,000,000	19,778,327
Federation des Caisses
Desjardins du Quebec,
4.400%, 08/23/2025(1)(2)	34,475,000	33,661,911
GATX Corp.,
4.350%, 02/15/2024
(Callable 01/15/2024)	2,650,000	2,611,569
Goldman Sachs Group, Inc.:
0.673%, 03/08/2024 (SOFR + 0.572%)
(Callable 03/08/2023)(3)	21,800,000	21,566,186
1.757%, 01/24/2025 (SOFR + 0.730%)
(Callable 01/24/2024)(3)	8,250,000	7,896,947
Health Care Service Corp.
A Mutual Legal Reserve Co.,
1.500%, 06/01/2025
(Callable 05/01/2025)(2)	6,465,000	5,943,461
HSBC Holdings PLC:
0.732%, 08/17/2024 (SOFR + 0.534%)
(Callable 08/17/2023)(1)(3)	15,000,000	14,456,677
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	28,200,000	27,422,747
0.976%, 05/24/2025 (SOFR + 0.708%)
(Callable 05/24/2024)(1)(3)	9,000,000	8,336,070
2.999%, 03/10/2026 (SOFR + 1.430%)
(Callable 03/10/2025)(1)(3)	7,000,000	6,583,791
Huntington National Bank,
5.699%, 11/18/2025 (SOFR + 1.215%)
(Callable 11/18/2024)(3)	35,000,000	35,087,924
ING Groep NV,
3.869%, 03/28/2026 (SOFR + 1.640%)
(Callable 03/28/2025)(1)(3)	24,000,000	23,111,032
Jackson Financial, Inc.,
1.125%, 11/22/2023	15,000,000	14,442,002
Jackson National Life Global Funding,
1.750%, 01/12/2025(2)	21,850,000	20,292,793
JPMorgan Chase & Co.:
3.845%, 06/07/2025 (SOFR + 0.980%)
(Callable 06/14/2024)(3)	15,000,000	14,671,504
5.546%, 12/15/2025 (SOFR + 1.070%)
(Callable 12/15/2024)(3)	28,950,000	28,917,692
4.080%, 04/26/2026 (SOFR + 1.320%)
(Callable 04/26/2025)(3)	20,000,000	19,455,141
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	4,300,000	3,787,243
KeyCorp,
3.878%, 05/23/2025 (SOFR + 1.250%)
(Callable 05/23/2024)(3)	7,000,000	6,851,797
Kimco Realty Corp.,
3.850%, 06/01/2025
(Callable 03/01/2025)	3,950,000	3,801,971

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	$45,018,000	$42,231,404
Liberty Mutual Insurance Co.,
8.500%, 05/15/2025(2)	2,093,000	2,187,392
Lloyds Bank PLC:
3.511%, 03/18/2026
(1 Year CMT Rate + 1.600%)
(Callable 03/18/2025)(1)(3)	15,000,000	14,260,660
4.716%, 08/11/2026
(1 Year CMT Rate + 1.750%)
(Callable 08/11/2025)(1)(3)	6,000,000	5,875,079
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	14,505,000	14,246,485
Macquarie Bank Ltd.,
4.875%, 06/10/2025(1)(2)	16,375,000	16,029,372
Macquarie Group Ltd.:
5.108%, 08/09/2026 (SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	12,000,000	11,959,421
1.629%, 09/23/2027 (SOFR + 0.910%)
(Callable 09/23/2026)(1)(2)(3)	25,000,000	21,322,627
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023(2)	15,648,000	15,884,776
Mitsubishi UFJ Financial Group, Inc.:
0.848%, 09/15/2024
(1 Year CMT Rate + 0.680%)
(Callable 09/15/2023)(1)(3)	20,000,000	19,306,119
4.788%, 07/18/2025
(1 Year CMT Rate + 1.700%)
(Callable 07/18/2024)(1)(3)	6,000,000	5,942,638
0.953%, 07/19/2025
(1 Year CMT Rate + 0.550%)
(Callable 07/19/2024)(1)(3)	23,200,000	21,565,704
5.063%, 09/12/2025
(1 Year CMT Rate + 1.550%)
(Callable 09/12/2024)(1)(3)	10,000,000	9,934,143
Mizuho Financial Group, Inc.:
4.600%, 03/27/2024(1)(2)	37,170,000	36,513,820
1.241%, 07/10/2024 (SOFR + 1.252%)
(Callable 07/10/2023)(1)(3)	14,700,000	14,345,861
Morgan Stanley:
2.630%, 02/18/2026 (SOFR + 0.940%)
(Callable 02/18/2025)(3)	20,000,000	18,797,340
4.679%, 07/17/2026 (SOFR + 1.669%)
(Callable 07/17/2025)(3)	15,000,000	14,754,755
Nationwide Building Society,
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	9,670,000	9,617,448
NatWest Group PLC:
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	14,250,000	13,939,326
7.472%, 11/10/2026
(1 Year CMT Rate + 2.850%)
(Callable 11/10/2025)(1)(3)	22,000,000	22,913,230
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	7,000,000	6,613,655
5.099%, 07/03/2025(1)	10,000,000	9,895,800
1.851%, 07/16/2025(1)	34,050,000	31,057,777
Nordea Bank AB,
4.750%, 09/22/2025(1)(2)	20,000,000	19,890,847
Park Aerospace Holdings Ltd.,
4.500%, 03/15/2023
(Callable 02/15/2023)(1)(2)	7,746,000	7,726,886
Principal Life Global Funding II,
1.375%, 01/10/2025(2)	15,000,000	13,884,352
Prudential Funding LLC,
6.750%, 09/15/2023(2)	41,192,000	41,482,699
Reliance Standard Life Global Funding II:
2.150%, 01/21/2023(1)(2)	15,000,000	14,975,427
2.500%, 10/30/2024(1)(2)	9,418,000	8,908,699
Santander UK Group Holdings PLC,
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)
(Callable 01/05/2023)(1)(3)	10,000,000	10,000,000
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	2,300,000	2,292,953
Skandinaviska Enskilda Banken AB,
3.700%, 06/09/2025(1)(2)	36,675,000	35,464,901
SMBC Aviation Capital Finance DAC,
4.125%, 07/15/2023
(Callable 06/15/2023)(1)(2)	1,960,000	1,939,287
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	14,511,000	14,355,986
3.875%, 03/28/2024(1)(2)	17,000,000	16,609,932
2.625%, 10/16/2024(1)(2)	14,000,000	13,253,463
2.226%, 01/21/2026
(1 Year CMT Rate + 1.050%)
(Callable 01/21/2025)(1)(2)(3)	10,000,000	9,203,079
Standard Chartered PLC:
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)
(Callable 03/15/2023)(1)(2)(3)	18,850,000	18,760,188
1.822%, 11/23/2025
(1 Year CMT Rate + 0.950%)
(Callable 11/23/2024)(1)(2)(3)	28,000,000	25,586,573
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)	8,700,000	8,095,541
Stifel Financial Corp.,
4.250%, 07/18/2024	3,021,000	2,961,030
Sumitomo Mitsui Financial Group, Inc.,
4.436%, 04/02/2024(1)(2)	14,085,000	13,846,928
Sumitomo Mitsui Trust Bank Ltd.,
0.850%, 03/25/2024(1)(2)	37,000,000	35,006,464
Synchrony Bank,
5.400%, 08/22/2025
(Callable 07/22/2025)	5,000,000	4,931,337
Synchrony Financial:
4.375%, 03/19/2024
(Callable 02/19/2024)	12,000,000	11,787,784
4.250%, 08/15/2024
(Callable 05/15/2024)	9,000,000	8,797,108
4.875%, 06/13/2025
(Callable 05/13/2025)	15,000,000	14,634,044
4.500%, 07/23/2025
(Callable 04/23/2025)	6,367,000	6,111,659
Synovus Financial Corp.,
5.200%, 08/11/2025
(Callable 07/11/2025)	31,353,000	30,955,360
Toronto-Dominion Bank:
4.285%, 09/13/2024(1)	20,000,000	19,774,477
3.766%, 06/06/2025(1)	27,100,000	26,296,694
UBS Group AG:
4.490%, 08/05/2025
(1 Year CMT Rate + 1.600%)
(Callable 08/05/2024)(1)(2)(3)	25,000,000	24,583,071
4.488%, 05/12/2026
(1 Year CMT Rate + 1.550%)
(Callable 05/12/2025)(1)(2)(3)	12,000,000	11,737,223

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
UBS Group Funding Switzerland AG,
4.125%, 09/24/2025(1)(2)	$9,454,000	$9,200,359
US Bancorp,
5.727%, 10/21/2026 (SOFR + 1.430%)
(Callable 10/21/2025)(3)	20,000,000	20,379,084
WEA Finance LLC /
Westfield UK & Europe Finance PLC,
3.750%, 09/17/2024
(Callable 06/17/2024)(1)(2)	6,912,000	6,535,677
Wells Fargo & Co.:
3.908%, 04/25/2026 (SOFR + 1.320%)
(Callable 04/25/2025)(3)	25,000,000	24,212,853
2.188%, 04/30/2026 (SOFR + 2.000%)
(Callable 04/30/2025)(3)	1,500,000	1,397,047
4.540%, 08/15/2026 (SOFR + 1.560%)
(Callable 08/15/2025)(3)	5,000,000	4,902,707
Willis North America, Inc.,
3.600%, 05/15/2024
(Callable 03/15/2024)	2,600,000	2,530,027
Total Financials
(Cost $2,236,608,454)		2,137,944,953	23.8%
Total Corporate Bonds
(Cost $4,852,214,008)		4,621,697,992	51.5%
Municipal Bonds
Alaska Industrial Development
& Export Authority,
0.000%, 03/01/2025 (Insured by NATL)	4,925,000	4,404,158
Arlington Higher
Education Finance Corp.,
3.000%, 08/15/2044 (Callable
08/15/2024) (Mandatory Tender Date
08/15/2026) (PSF Guaranteed)(4)	28,340,000	26,194,500
Bloomington Redevelopment District,
2.400%, 08/01/2024	400,000	392,252
Chicago Transit Authority,
1.838%, 12/01/2023	1,000,000	973,463
City of Brockton MA,
5.410%, 08/01/2027 (Insured by AGM)	41,510,000	42,146,697
City of Houston TX,
1.054%, 07/01/2023	6,000,000	5,887,094
City of Johnson TN,
7.850%, 03/01/2024 (Insured by NATL)	2,725,000	2,741,392
City of Ontario CA,
2.216%, 06/01/2023	1,300,000	1,286,472
City of Stockton CA,
5.365%, 09/01/2026 (Insured by AGM)	13,200,000	13,247,964
Clear Creek Independent School District,
0.280%, 02/15/2038 (Mandatory
Tender Date 08/15/2024)
(PSF Guaranteed)(4)	2,775,000	2,617,870
Colorado Bridge Enterprise,
0.923%, 12/31/2023
(Callable 06/30/2023)	50,175,000	48,042,939
County of Broward FL,
5.998%, 09/01/2028
(Insured by AMBAC)	20,630,000	21,293,224
County of Riverside CA:
2.363%, 02/15/2023	5,000,000	4,985,752
4.940%, 02/15/2025	20,000,000	19,998,200
Florida Development Finance Corp.,
1.976%, 04/01/2023	1,255,000	1,244,295
Great Lakes Water Authority:
1.879%, 07/01/2023	500,000	493,688
1.984%, 07/01/2024	500,000	479,891
Housing & Redevelopment Authority
of the City of St. Paul MN,
3.539%, 07/01/2023	5,000,000	4,964,371
Illinois Housing Development Authority,
4.000%, 02/01/2034
(Callable 08/01/2025)	1,765,000	1,732,461
Massachusetts Educational
Financing Authority:
1.073%, 07/01/2024	1,725,000	1,626,559
1.338%, 07/01/2025	5,000,000	4,554,068
2.000%, 07/01/2037
(Callable 07/01/2031)	1,000,000	828,578
New Hampshire Housing
Finance Authority,
4.000%, 07/01/2036
(Callable 07/10/2024)	1,180,000	1,172,966
New Jersey Economic
Development Authority:
2.781%, 06/15/2023	2,085,000	2,063,742
6.310%, 07/01/2026 (Insured by AGC)	6,150,000	6,233,550
New Jersey Sports & Exposition Authority:
6.076%, 03/01/2023 (Insured by NATL)	490,000	489,256
5.976%, 03/01/2024 (Insured by NATL)	675,000	667,845
Peralta Community College District,
0.000%, 08/05/2031 (Mandatory
Tender Date 08/05/2025) (Insured
by NATL)(7)	27,850,000	24,202,037
Philadelphia Authority for
Industrial Development:
0.000%, 04/15/2023
(Insured by AMBAC)	7,250,000	7,136,979
3.964%, 04/15/2026	4,500,000	4,402,718
State of Connecticut,
2.000%, 07/01/2023	3,000,000	2,967,444
State Public School Building Authority,
2.615%, 04/01/2023
(Insured by ST AID)	2,500,000	2,485,062
Tennessee Housing Development Agency,
4.000%, 07/01/2040
(Callable 07/01/2029)	3,180,000	3,073,983
Virginia Small Business
Financing Authority,
6.500%, 07/01/2050
(Callable 06/01/2023)(Mandatory
Tender Date 12/31/2024)(2)(4)	10,000,000	9,935,504
Total Municipal Bonds
(Cost $292,183,755)		274,966,974	3.1%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2004-J2, Class 3A3, 5.500%,
04/25/2034 (Callable 01/25/2023)	37,829	36,467
Series 2005-73CB, Class 1A7, 5.500%,
01/25/2036 (Callable 01/25/2023)(6)	33,598	30,896
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2023)(6)	408,501	218,944
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2023)(2)(4)	6,416,471	5,865,302
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 01/25/2023)(2)(4)	5,039,637	4,664,663
Series 2020-1, Class A1A, 1.662%,
03/25/2055 (Callable 06/25/2023)(2)	4,184,449	3,801,381
Series 2022-1, Class A1A, 2.495%,
12/25/2056 (Callable 01/25/2025)(2)(7)	12,350,639	11,322,578
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1,
2.659%, 02/25/2058
(Callable 09/25/2037)(2)(4)	$5,196,009	$4,981,255
COLT Trust,
Series 2020-RPL1, Class A1, 1.390%,
01/25/2065 (Callable 09/25/2023)(2)(4)	18,465,152	15,676,315
CSMC Trust,
Series 2019-RPL1, Class A1A, 3.650%,
07/25/2058 (Callable 02/25/2034)(2)(4)	17,955,177	17,117,947
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%,
08/25/2036 (Callable 01/25/2023)(4)	147,711	149,446
FirstKey Homes Trust:
Series 2020-SFR2, Class A,
1.266%, 10/19/2037(2)	51,386,247	45,573,897
Series 2022-SFR3, Class A,
4.250%, 07/19/2038(2)	6,550,000	6,186,078
GCAT Trust,
Series 2022-HX1, Class A1, 2.885%,
12/25/2066 (Callable 04/25/2036)(2)(4)	31,250,410	27,837,209
Home Partners of America Trust,
Series 2019-2, Class A, 2.703%,
10/19/2039 (Callable 10/17/2024)(2)	48,370,745	42,220,318
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 3.708%,
07/25/2035 (Callable 01/25/2023)(4)	80,313	79,921
MASTR Alternative Loan Trust:
Series 2003-5, Class 7A1, 5.000%,
10/01/2031 (Callable 01/25/2023)	33,732	11,437
Series 2003-5, Class 4A1, 5.500%,
07/25/2033 (Callable 01/25/2023)	1,275,083	1,215,739
MFA Trust,
Series 2022-NQM1, Class A1, 4.112%,
12/25/2066 (Callable 03/25/2025)(2)(4)	25,180,652	23,707,523
Mill City Mortgage Loan Trust,
Series 2018-2, Class A1, 3.500%,
05/25/2058 (Callable 07/25/2030)(2)(4)	422,887	414,433
Morgan Stanley Capital I Trust,
Series 2005-HE5, Class M2, 5.034%,
09/25/2035
(1 Month LIBOR USD + 0.645%)
(Callable 01/25/2023)(3)	819,221	814,257
New Residential Mortgage Loan Trust,
Series 2019-RPL3, Class A1, 2.750%,
07/25/2059 (Callable 01/25/2039)(2)(4)	16,254,752	15,115,310
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%,
06/25/2037 (Callable 05/25/2030)(7)	1,914,212	576,622
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 4.550%,
02/25/2034 (Callable 01/25/2023)(7)	9,837	9,382
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.347%,
10/25/2043 (Callable 01/25/2023)(4)	1,771,816	1,686,201
Towd Point Mortgage Trust:
Series 2016-5, Class A1, 2.500%,
10/25/2056 (Callable 05/25/2030)(2)(4)	3,571,697	3,511,735
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 10/25/2028)(2)(4)	2,803,150	2,756,007
Series 2017-2, Class A1, 2.750%,
04/25/2057 (Callable 03/25/2026)(2)(4)	1,452,340	1,433,578
Series 2017-3, Class A1, 2.750%,
06/25/2057 (Callable 02/25/2026)(2)(4)	9,481,366	9,237,631
Series 2017-4, Class A1,
2.750%, 06/25/2057
(Callable 08/25/2027)(2)(4)	12,788,389	12,132,763
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 11/25/2027)(2)(4)	19,630,928	18,725,817
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 08/25/2028)(2)(4)	3,164,937	3,072,296
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 08/25/2029)(2)	33,835,059	29,919,930
WaMu Mortgage Pass-Through
Certificates Trust,
Series 2004-AR3, Class A1, 3.104%,
06/25/2034 (Callable 01/25/2023)(4)	1,417,889	1,299,810
Total Residential
Mortgage-Backed Securities
(Cost $342,520,640)		311,403,088	3.5%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
Bank of America
Commercial Mortgage Trust,
Series 2016-UB10, Class ASB, 3.019%,
07/16/2049 (Callable 02/15/2031)	5,509,717	5,283,660
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class AAB, 3.552%,
03/12/2047 (Callable 03/10/2024)	954,659	943,753
Series 2014-GC23, Class AAB, 3.337%,
07/12/2047 (Callable 07/10/2024)	4,497,192	4,404,071
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 01/10/2025)	9,750,000	9,271,829
Series 2015-GC31, Class A4, 3.762%,
06/12/2048 (Callable 06/10/2025)	24,365,000	23,288,381
Series 2016-C3, Class AAB, 2.984%,
11/18/2049 (Callable 11/15/2026)	1,392,505	1,335,447
COMM Mortgage Trust:
Series 2014-LC15, Class ASB, 3.528%,
04/12/2047 (Callable 04/10/2024)	2,670,902	2,645,472
Series 2014-CR16, Class ASB, 3.653%,
04/12/2047 (Callable 04/10/2024)	2,494,558	2,469,729
Series 2014-LC17, Class A5, 3.917%,
10/11/2047 (Callable 12/10/2024)	8,600,000	8,339,120
Series 2014-CR21, Class A3, 3.528%,
12/10/2047 (Callable 12/10/2024)	13,300,222	12,805,088
Series 2015-LC19, Class A4, 3.183%,
02/10/2048 (Callable 01/10/2027)	10,882,530	10,372,469
Series 2015-DC1, Class A5, 3.350%,
02/12/2048 (Callable 02/10/2025)	11,960,000	11,391,191
Series 2015-CR23, Class A4, 3.497%,
05/12/2048 (Callable 05/10/2025)	12,400,000	11,789,148
Series 2015-LC21, Class A4, 3.708%,
07/10/2048 (Callable 01/10/2026)	21,560,955	20,534,369
Series 2013-CR11, Class A4, 4.258%,
08/12/2050 (Callable 10/10/2023)	5,130,000	5,073,407
CSAIL Commercial Mortgage Trust:
Series 2015-C3, Class A4, 3.718%,
08/17/2048 (Callable 08/15/2025)	24,716,479	23,543,405
Series 2015-C2, Class A4, 3.504%,
06/15/2057 (Callable 05/15/2025)	16,723,632	15,879,064
GS Mortgage Securities Trust:
Series 2014-GC20, Class A5, 3.998%,
04/12/2047 (Callable 04/10/2024)	19,078,916	18,644,077
Series 2014-GC22, Class A5, 3.862%,
06/10/2047 (Callable 06/10/2024)	16,470,023	15,974,017
Series 2015-GS1, Class A2, 3.470%,
11/13/2048 (Callable 11/10/2025)	2,050,000	1,942,658

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMBB Commercial
Mortgage Securities Trust:
Series 2013-C14, Class ASB, 3.761%,
08/17/2046 (Callable 08/15/2023)(4)	$3,343,324	$3,313,310
Series 2014-C20, Class A5, 3.805%,
07/17/2047 (Callable 06/15/2024)	11,750,000	11,411,627
Series 2014-C22, Class A4, 3.801%,
09/17/2047 (Callable 03/15/2026)	23,316,000	22,561,280
Series 2014-C24, Class A5, 3.639%,
11/18/2047 (Callable 10/15/2025)	10,800,000	10,384,300
Series 2014-C25, Class A5, 3.672%,
11/18/2047 (Callable 11/15/2024)	9,543,000	9,183,435
Series 2015-C31, Class ASB, 3.540%,
08/17/2048 (Callable 08/15/2025)	5,078,632	4,920,653
Series 2015-C28, Class A4, 3.227%,
10/19/2048 (Callable 04/15/2025)	15,000,000	14,197,596
Series 2015-C33, Class ASB, 3.562%,
12/17/2048 (Callable 11/15/2025)	2,427,973	2,352,614
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.657%,
05/17/2046	346,411	345,677
Series 2014-C18, Class A4, 3.923%,
10/18/2047 (Callable 07/15/2026)	17,470,000	16,889,958
Series 2015-C27, Class ASB, 3.557%,
12/17/2047 (Callable 11/15/2025)	2,780,336	2,703,249
Series 2015-C21, Class A4, 3.338%,
03/17/2048 (Callable 03/15/2031)	8,500,000	8,078,276
Series 2015-C25, Class ASB, 3.383%,
10/19/2048 (Callable 09/15/2025)	6,993,521	6,769,592
Series 2016-C30, Class ASB, 2.729%,
09/17/2049 (Callable 10/15/2026)	2,482,891	2,375,899
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class ASB, 3.278%,
02/18/2048 (Callable 03/15/2025)	1,837,891	1,786,503
Series 2015-C31, Class ASB, 3.487%,
11/18/2048 (Callable 11/15/2025)	1,493,897	1,447,362
Series 2014-LC16, Class ASB, 3.477%,
08/17/2050 (Callable 07/15/2024)	4,126,858	4,060,230
Series 2014-LC16, Class A5, 3.817%,
08/17/2050 (Callable 07/15/2024)	31,850,000	30,926,468
WFRBS Commercial Mortgage Trust:
Series 2013-C14, Class ASB, 2.977%,
06/15/2046 (Callable 06/15/2023)	1,329,968	1,323,207
Series 2014-C23, Class ASB, 3.636%,
10/17/2057 (Callable 09/15/2025)	403,936	396,885
Series 2014-C23, Class A4, 3.650%,
10/17/2057 (Callable 09/15/2025)	13,979,072	13,515,992
Series 2014-C23, Class A5, 3.917%,
10/17/2057 (Callable 09/15/2025)	17,125,000	16,595,224
Total Commercial
Mortgage-Backed Securities
(Cost $406,127,132)		391,469,692	4.4%
Asset Backed Securities
Affirm Asset Securitization Trust,
Series 2021-B, Class A, 1.030%,
08/17/2026 (Callable 08/15/2023)(2)	27,500,000	26,081,303
Ally Auto Receivables,
Series 2022-3, Class A3, 5.070%,
04/15/2027 (Callable 03/15/2026)	16,150,000	16,226,228
Chase Auto Credit Linked Notes:
Series 2020-2, Class B, 0.840%,
02/25/2028 (Callable 10/25/2024)(2)	2,817,803	2,751,098
Series 2021-1, Class B, 0.875%,
09/25/2028 (Callable 03/25/2025)(2)	14,521,287	14,037,254
Series 2021-2, Class B, 0.889%,
12/25/2028 (Callable 04/25/2025)(2)	13,577,304	12,975,847
Series 2021-3, Class B, 0.760%,
02/25/2029 (Callable 04/25/2025)(2)	23,734,138	22,370,014
Discover Card Execution Note Trust,
Series 2022-A4, Class A,
5.030%, 10/15/2027	21,000,000	21,226,493
Donlen Fleet Lease Funding 2 LLC,
Series 2021-2, Class A2, 0.560%,
12/11/2034(2)	16,233,547	15,687,064
Ford Credit Auto Owner Trust:
Series 2022-D, Class A3, 5.270%,
05/15/2027 (Callable 05/15/2026)	22,700,000	22,938,972
Series 2018-1, Class A, 3.190%,
07/15/2031 (Callable 01/15/2025)(2)	9,735,000	9,304,185
Series 2020-2, Class A,
1.060%, 04/15/2033(2)	16,881,000	15,128,943
Ford Credit Floorplan
Master Owner Trust:
Series 2019-2, Class A, 3.060%,
04/15/2026	14,974,000	14,524,145
Series 2019-4, Class A,
2.440%, 09/15/2026	8,283,000	7,927,317
Genesis Sales Finance Master Trust,
Series 2021-AA, Class A, 1.200%,
12/20/2026 (Callable 03/20/2024)(2)	1,080,000	1,011,754
GMF Floorplan Owner Revolving Trust,
Series 2019-2, Class A,
2.900%, 04/15/2026(2)	26,900,000	26,099,741
Golden Credit Card Trust,
Series 2022-4A, Class A,
4.310%, 09/15/2027(1)(2)	34,000,000	33,482,989
Louisiana Local Government
Environmental Facilities &
Community Development Authority,
3.615%, 02/01/2029	27,725,000	26,875,121
Navient Private Education
Refi Loan Trust:
Series 2019-EA, Class A2A, 2.640%,
05/15/2068 (Callable 07/15/2026)(2)	2,760,499	2,599,585
Series 2019-FA, Class A2, 2.600%,
08/15/2068 (Callable 10/15/2026)(2)	10,721,983	9,927,276
Series 2021-A, Class A, 0.840%,
05/15/2069 (Callable 01/15/2028)(2)	10,877,485	9,413,450
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 02/15/2029)(2)	26,754,984	22,688,904
Navient Student Loan Trust,
Series 2019-BA, Class A2A, 3.390%,
12/15/2059 (Callable 11/15/2029)(2)	5,150,261	4,868,826
Nelnet Student Loan Trust:
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	9,112,755	8,071,195
Series 2021-BA, Class AFX, 1.420%,
04/20/2062 (Callable 07/20/2029)(2)	12,596,588	11,199,765
Series 2021-DA, Class AFX, 1.630%,
04/20/2062 (Callable 08/20/2031)(2)	12,683,559	11,440,052
PFS Financing Corp.:
Series 2021-A, Class A,
0.710%, 04/15/2026(2)	12,500,000	11,762,882
Series 2022-C, Class A,
3.890%, 05/17/2027(2)	47,550,000	45,545,354
Santander Bank Auto Credit,
Series 2022-A, Class B, 5.281%,
05/17/2032 (Callable 08/15/2025)(2)	9,215,211	8,996,533

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Synchrony Card Funding LLC,
Series 2022-A1, Class A, 3.370%,
04/15/2028 (Callable 04/15/2025)	$45,645,000	$44,065,322
Towd Point Mortgage Trust:
Series 2019-MH1, Class A1, 3.000%,
11/25/2058 (Callable 09/25/2024)(2)(4)	3,190,139	3,126,139
Series 2020-MH1, Class A1A, 2.184%,
02/25/2060 (Callable 01/25/2023)(2)(4)	10,672,901	9,923,833
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2023)(2)(4)	16,597,337	15,449,368
Total Asset Backed Securities
(Cost $529,373,756)		507,726,952	5.6%
Total Long-Term Investments
(Cost $9,116,312,753)		8,771,008,437	97.8%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(5)	312,588,847	312,588,847
Total Short-Term Investment
(Cost $312,588,847)		312,588,847	3.5%
Total Investments
(Cost $9,428,901,600)		9,083,597,284	101.3%
Liabilities in Excess of Other Assets		(119,241,579)	(1.3)%
TOTAL NET ASSETS		$8,964,355,705	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
NATL – National Public Finance Guarantee Corp.
ST AID – State Aid Intercept/Withholding
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $2,612,866,083, which represented 29.15% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,586,092,934	$—	$2,586,092,934
Other Government Related Securities	—	77,650,805	—	77,650,805
Corporate Bonds	—	4,621,697,992	—	4,621,697,992
Municipal Bonds	—	274,966,974	—	274,966,974
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	311,403,088	—	311,403,088
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	391,469,692	—	391,469,692
Asset Backed Securities	—	507,726,952	—	507,726,952
Total Long-Term Investments	—	8,771,008,437	—	8,771,008,437
Short-Term Investment
Money Market Mutual Fund	312,588,847	—	—	312,588,847
Total Short-Term Investment	312,588,847	—	—	312,588,847
Total Investments	$312,588,847	$8,771,008,437	$—	$9,083,597,284

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2022 (Unaudited)

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Intermediate U.S. Government/Credit Bond Index. The Bloomberg Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

The Fed viewed the inflation spike in 2021 as transitory but it continued to rise further and proved more persistent than expected in 2022. By the spring, the Fed’s view on inflation had shifted and a very aggressive monetary policy ensued. Between March 2022 and year end, the Fed hiked rates seven times for a total increase of 425 bps designed to bring inflation back to the Fed’s long-term target of 2%. Treasury yields reacted in historic fashion to both the inflation data and the aggressive policy changes and rates rose sharply across the curve. The benchmark 10-year Treasury yield climbed 237 bps in 2022, its biggest annual move since the 1950s, and finished the year at 3.88%. The 2-year Treasury yield exhibited an even greater increase of 369 bps, to close the year at 4.43%. The combination of the increase in 2-year and 10-year yields resulted in a persistently inverted yield curve from July through year end. The upward trajectory in inflation was exacerbated by global events, specifically the war in Ukraine and China’s zero-COVID-19 policy. Russia’s invasion led to higher global food and energy prices, while China’s lockdowns allowed supply chain constraints to persist. For relief, President Biden released an estimated 165 million barrels of oil from the US Strategic Petroleum Reserve which, along with a slowing global economy, helped lower the price of West Texas Intermediate (WTI) Crude oil, a key benchmark of oil prices. Negative fixed income returns driven by the sharp increase in rates in 2022 contributed to record redemptions from bond funds, which experienced $331 billion of net redemptions (following record inflows in 2021 of $592 billion).

During 2022, the Institutional Class Shares of the Fund (BIMIX) posted a net return of -8.64% vs. a -8.23% return for the Bloomberg Intermediate U.S. Government/Credit Bond Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Negative
•	Modest negative – Overweight investment grade credit
•	Negative – Active positioning within investment grade credit
o	Modest negative – Overweight BBB credit
o	Modest negative – Overweight financials

Securitized – Negative
•	Negative – Overweight non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) at the top of the capital structure

Yield Curve – Positive
•	Positive – Underweight 1–2-year maturities and overweight 5–7-year maturities as the 2–5-year portion of the yield curve inverted

The massive repricing of the fixed income markets in 2022 provides for a more favorable backdrop for investors in 2023. As we enter the new year, we expect the economic momentum from the second half of 2022 will carry into early 2023 but then fade as the aggressive Fed tightening leads to an economic slowdown, if not a mild recession later in 2023. Yet, inflation should also slow, but to what level remains the key question. The Fed’s focus going forward is less about “how high” the federal funds rate may go, but instead “how long” it may need to stay at this peak (terminal) rate. A “higher for longer” federal funds rate should translate into the inverted Treasury curve likely continuing for 2023. However, with most of the Fed’s rate hikes behind us, we expect the extreme price volatility of the fixed income markets to moderate. The 2022 rise in Treasury yields and wider credit spreads likely offer investors additional income for years to come. A diligent focus on valuations and risk management remains critical, as a slowing economy will pressure corporate earnings. However, corporate credit fundamentals are currently on solid footing, and even if credit spreads widen further, expectations for moderate supply combined with the additional yield the sector now offers should be a beneficial offset.

In 2022, we modestly increased the Fund’s overweight to investment grade corporate credit at wider spreads favoring the financial sector. In addition, we selectively increased the Fund’s exposure within non-agency securitized sub-sectors given more attractive valuations, continued robust levels of loss protection at the top of the capital structure, and the continued broad sector diversification benefit they provide to the overall portfolio. The Fund remains duration neutral relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(6)

	Net Assets	$7,039,954,812

	SEC 30-Day Yield(3)
	Institutional Class	4.26%
	Investor Class	4.00%

	Average Effective Duration	3.83 years

	Average Effective Maturity	4.31 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	47%

	Number of Holdings	661

Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total investments.

Baird Intermediate Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-8.64%	0.82%	1.39%	3.95%
Investor Class Shares	-8.88%	0.57%	1.15%	3.69%
Bloomberg Intermediate U.S. Government/Credit Bond Index(2)	-8.23%	0.73%	1.12%	3.56%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2022.
(2)
The Bloomberg Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.500%, 05/15/2024	$34,525,000	$33,522,966
3.000%, 06/30/2024	306,875,000	299,634,668
0.375%, 07/15/2024	193,000,000	180,869,649
1.500%, 02/15/2025	164,725,000	155,156,794
0.250%, 05/31/2025	348,725,000	316,835,734
2.875%, 06/15/2025	190,025,000	183,804,649
2.250%, 11/15/2025	498,450,000	472,222,962
1.125%, 10/31/2026	5,125,000	4,590,078
3.875%, 11/30/2027	220,000,000	219,183,580
1.125%, 08/31/2028	892,825,000	763,993,138
2.375%, 03/31/2029	470,525,000	428,821,047
1.250%, 08/15/2031	131,975,000	107,379,190
2.875%, 05/15/2032	175,625,000	162,425,684
Total U.S. Treasury Securities
(Cost $3,507,216,931)		3,328,440,139	47.3%
Other Government Related Security
NBN Co. Ltd.,
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	20,487,000	16,326,272
Total Other Government Related Security
(Cost $19,684,966)		16,326,272	0.2%
Corporate Bonds
Industrials
Adventist Health System,
2.952%, 03/01/2029
(Callable 12/01/2028)	250,000	214,559
Agilent Technologies, Inc.:
3.050%, 09/22/2026
(Callable 06/22/2026)	1,495,000	1,392,323
2.100%, 06/04/2030
(Callable 03/04/2030)	250,000	202,881
Air Products and Chemicals, Inc.,
2.050%, 05/15/2030
(Callable 02/15/2030)	275,000	230,926
Albemarle Corp.,
4.650%, 06/01/2027
(Callable 05/01/2027)	7,000,000	6,838,407
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	3,160,000	2,723,033
Allegion US Holding Co., Inc.:
3.200%, 10/01/2024
(Callable 08/01/2024)	4,998,000	4,808,466
5.411%, 07/01/2032
(Callable 04/01/2032)	2,000,000	1,940,386
Anglo American Capital PLC:
2.250%, 03/17/2028
(Callable 01/17/2028)(1)(2)	6,500,000	5,475,906
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	300,000	244,461
Anheuser-Busch InBev Worldwide, Inc.,
6.625%, 08/15/2033(1)	8,085,000	8,939,722
AP Moller – Maersk A/S,
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	4,207,000	4,004,392
ArcelorMittal:
4.550%, 03/11/2026(1)	11,355,000	10,993,368
6.550%, 11/29/2027
(Callable 10/29/2027)(1)	10,000,000	10,049,347
Ashtead Capital, Inc.:
1.500%, 08/12/2026
(Callable 07/12/2026)(1)(2)	10,075,000	8,608,851
4.000%, 05/01/2028
(Callable 05/01/2023)(1)(2)	7,166,000	6,552,699
AT&T, Inc.:
4.350%, 03/01/2029
(Callable 12/01/2028)	2,425,000	2,315,423
4.300%, 02/15/2030
(Callable 11/15/2029)	9,604,000	9,072,918
2.250%, 02/01/2032
(Callable 11/01/2031)	8,975,000	7,061,073
2.550%, 12/01/2033
(Callable 09/01/2033)	3,778,000	2,914,703
Becton Dickinson and Co.,
3.734%, 12/15/2024
(Callable 09/15/2024)	82,000	79,942
Bemis Co., Inc.,
2.630%, 06/19/2030
(Callable 03/19/2030)	7,025,000	5,726,894
Boardwalk Pipelines LP:
5.950%, 06/01/2026
(Callable 03/01/2026)	12,095,000	12,259,725
4.800%, 05/03/2029
(Callable 02/03/2029)	1,750,000	1,650,946
3.400%, 02/15/2031
(Callable 11/15/2030)	225,000	188,774
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	475,000	465,822
Broadcom, Inc.:
3.125%, 01/15/2025
(Callable 11/15/2024)	925,000	889,488
3.150%, 11/15/2025
(Callable 10/15/2025)	5,000,000	4,740,203
3.875%, 01/15/2027
(Callable 10/15/2026)	5,000,000	4,730,586
4.750%, 04/15/2029
(Callable 01/15/2029)	250,000	238,616
5.000%, 04/15/2030
(Callable 01/15/2030)	8,000,000	7,614,249
2.450%, 02/15/2031
(Callable 11/15/2030)(2)	10,000,000	7,903,391
Broadridge Financial Solutions, Inc.,
3.400%, 06/27/2026
(Callable 03/27/2026)	250,000	234,495
Bunge Limited Finance Corp.,
3.750%, 09/25/2027
(Callable 06/25/2027)	5,225,000	4,885,950
Campbell Soup Co.,
3.950%, 03/15/2025
(Callable 01/15/2025)	8,000,000	7,813,049
Carlisle Companies, Inc.,
3.750%, 12/01/2027
(Callable 09/01/2027)	275,000	256,568
Carrier Global Corp.,
2.242%, 02/15/2025
(Callable 01/15/2025)	1,921,000	1,811,030
Celanese US Holdings LLC,
6.050%, 03/15/2025	10,000,000	9,973,437
CF Industries, Inc.,
4.500%, 12/01/2026(2)	5,950,000	5,765,934
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028
(Callable 01/15/2028)	12,600,000	11,920,226

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Charter Communications Operating LLC:
4.908%, 07/23/2025
(Callable 04/23/2025)	$1,502,000	$1,473,310
3.750%, 02/15/2028
(Callable 11/15/2027)	6,105,000	5,516,923
4.200%, 03/15/2028
(Callable 12/15/2027)	12,070,000	11,111,571
2.250%, 01/15/2029
(Callable 11/15/2028)	2,200,000	1,774,478
5.050%, 03/30/2029
(Callable 12/30/2028)	4,155,000	3,913,437
4.400%, 04/01/2033
(Callable 01/01/2033)	5,500,000	4,722,879
Cheniere Corpus Christi Holdings LLC,
3.700%, 11/15/2029
(Callable 05/18/2029)	3,800,000	3,441,667
Cigna Corp.,
4.500%, 02/25/2026
(Callable 11/27/2025)	300,000	295,688
CK Hutchison International Ltd.,
2.500%, 04/15/2031
(Callable 01/15/2031)(1)(2)	5,000,000	4,137,994
CNH Industrial Capital LLC,
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	250,000	226,942
CNH Industrial NV,
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	2,518,000	2,362,303
Coca-Cola Femsa SAB de CV,
2.750%, 01/22/2030
(Callable 10/22/2029)(1)	8,875,000	7,643,594
Columbia Pipeline Group, Inc.,
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	880,000	867,110
CommonSpirit Health,
2.760%, 10/01/2024
(Callable 07/01/2024)	525,000	503,601
Conagra Brands, Inc.:
4.600%, 11/01/2025
(Callable 09/01/2025)	500,000	493,120
8.250%, 09/15/2030	1,140,000	1,298,238
Constellation Brands, Inc.,
3.500%, 05/09/2027
(Callable 02/09/2027)	3,625,000	3,399,927
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	2,800,000	2,706,747
3.350%, 09/15/2026
(Callable 06/15/2026)(2)	2,527,000	2,365,486
CVS Health Corp.:
3.625%, 04/01/2027
(Callable 02/01/2027)	2,500,000	2,375,817
4.300%, 03/25/2028
(Callable 12/25/2027)	5,818,000	5,636,930
CVS Pass-Through Trust:
5.773%, 01/10/2033(2)	180,623	176,821
5.926%, 01/10/2034(2)	1,799,931	1,760,690
4.163%, 08/11/2036(2)	2,075,501	1,805,993
Daimler Finance North America LLC,
3.650%, 04/07/2027(1)(2)	13,825,000	12,941,786
Dell International LLC / EMC Corp.:
6.020%, 06/15/2026
(Callable 03/15/2026)	9,000,000	9,201,434
4.900%, 10/01/2026
(Callable 08/01/2026)	425,000	418,922
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	10,900,000	9,074,955
Diageo Capital PLC,
2.000%, 04/29/2030
(Callable 01/29/2030)(1)	3,275,000	2,697,882
Dow Chemical Co.,
4.550%, 11/30/2025
(Callable 09/30/2025)	165,000	164,040
DuPont de Nemours, Inc.,
4.493%, 11/15/2025
(Callable 09/15/2025)	4,450,000	4,379,894
DXC Technology Co.,
1.800%, 09/15/2026
(Callable 08/15/2026)	12,000,000	10,466,133
Ecolab, Inc.,
4.800%, 03/24/2030
(Callable 12/24/2029)	10,000,000	9,934,204
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	6,575,000	6,537,145
EI du Pont de Nemours and Co.,
1.700%, 07/15/2025
(Callable 06/15/2025)	10,000,000	9,243,698
Emerson Electric Co.,
1.950%, 10/15/2030
(Callable 07/15/2030)	12,600,000	10,226,076
Energy Transfer LP:
4.500%, 04/15/2024
(Callable 03/15/2024)	1,000,000	986,074
5.500%, 06/01/2027
(Callable 03/01/2027)	18,231,000	18,128,319
5.250%, 04/15/2029
(Callable 01/15/2029)	14,264,000	13,834,760
3.750%, 05/15/2030
(Callable 02/15/2030)	275,000	243,269
Energy Transfer Partners LP,
4.200%, 04/15/2027
(Callable 01/15/2027)	475,000	448,903
EQT Midstream Partners LP,
4.125%, 12/01/2026
(Callable 09/01/2026)	5,000,000	4,446,988
Equifax, Inc.,
2.600%, 12/01/2024
(Callable 11/01/2024)	5,000,000	4,777,010
Equinix, Inc.:
1.800%, 07/15/2027
(Callable 05/15/2027)	7,000,000	6,001,039
3.900%, 04/15/2032
(Callable 01/15/2032)	11,000,000	9,809,184
Express Scripts Holding Co.,
4.500%, 02/25/2026
(Callable 11/27/2025)	18,000,000	17,759,123
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	11,250,000	10,847,125
Ferguson Finance PLC:
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	6,230,000	5,817,327
4.650%, 04/20/2032
(Callable 01/20/2032)(2)	8,000,000	7,304,838
Fidelity National Information Services, Inc.:
1.650%, 03/01/2028
(Callable 01/01/2028)	5,000,000	4,158,362
5.100%, 07/15/2032
(Callable 04/15/2032)	4,750,000	4,594,078
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fiserv, Inc.:
2.250%, 06/01/2027
(Callable 04/01/2027)	$16,000,000	$14,294,129
4.200%, 10/01/2028
(Callable 07/01/2028)	1,035,000	981,020
3.500%, 07/01/2029
(Callable 04/01/2029)	700,000	631,575
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	3,515,000	2,751,974
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	6,765,000	6,395,385
4.875%, 05/12/2030
(Callable 02/12/2030)	4,073,000	3,830,129
Florida Gas Transmission Co. LLC:
2.550%, 07/01/2030
(Callable 04/01/2030)(2)	7,000,000	5,662,674
2.300%, 10/01/2031
(Callable 07/01/2031)(2)	10,225,000	7,834,817
Flowers Foods, Inc.,
2.400%, 03/15/2031
(Callable 12/15/2030)	300,000	242,267
Fomento Economico Mexicano SAB de CV,
2.875%, 05/10/2023(1)	525,000	519,498
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	2,725,000	2,367,264
Freeport-McMoRan, Inc.:
3.875%, 03/15/2023
(Callable 01/30/2023)	1,100,000	1,096,997
5.400%, 11/14/2034
(Callable 05/14/2034)	691,000	652,501
Fresenius Medical Care US Finance III, Inc.:
1.875%, 12/01/2026
(Callable 11/01/2026)(1)(2)	20,000,000	16,982,877
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	500,000	424,431
General Mills, Inc.,
4.000%, 04/17/2025
(Callable 02/17/2025)	275,000	268,767
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	5,861,000	5,969,838
General Motors Financial Co., Inc.,
2.900%, 02/26/2025
(Callable 01/26/2025)	4,000,000	3,790,218
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	7,525,000	7,201,423
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	21,600,000	19,251,613
Glencore Funding LLC:
4.125%, 05/30/2023(1)(2)	1,750,000	1,740,899
4.125%, 03/12/2024
(Callable 02/12/2024)(1)(2)	5,000,000	4,921,404
4.625%, 04/29/2024(1)(2)	1,375,000	1,358,773
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	4,850,000	4,583,766
3.875%, 10/27/2027
(Callable 07/27/2027)(1)(2)	1,150,000	1,073,456
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	175,000	168,004
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	6,343,000	5,164,951
2.625%, 09/23/2031
(Callable 06/23/2031)(1)(2)	8,350,000	6,672,558
Global Payments, Inc.:
4.800%, 04/01/2026
(Callable 01/01/2026)	4,535,000	4,421,044
2.900%, 05/15/2030
(Callable 02/15/2030)	275,000	226,172
Graphic Packaging International LLC,
1.512%, 04/15/2026
(Callable 03/15/2026)(2)	300,000	261,485
Grupo Bimbo SAB de CV,
3.875%, 06/27/2024(1)(2)	5,340,000	5,231,526
Hexcel Corp.,
4.200%, 02/15/2027
(Callable 11/15/2026)	300,000	279,190
HP, Inc.,
2.200%, 06/17/2025
(Callable 05/17/2025)	18,325,000	17,154,982
Hubbell, Inc.,
3.350%, 03/01/2026
(Callable 12/01/2025)	225,000	213,936
Hyundai Capital America:
2.650%, 02/10/2025
(Callable 01/10/2025)(1)(2)	525,000	494,013
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	5,825,000	5,098,445
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	15,000,000	13,245,916
IDEX Corp.,
3.000%, 05/01/2030
(Callable 02/01/2030)	1,100,000	944,166
Infor, Inc.,
1.450%, 07/15/2023
(Callable 06/15/2023)(2)	250,000	244,134
Ingersoll-Rand Co.,
6.391%, 11/15/2027	1,195,000	1,239,501
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	550,000	467,430
International Business Machines Corp.,
3.300%, 05/15/2026	6,900,000	6,569,975
International Flavors & Fragrances, Inc.,
1.832%, 10/15/2027
(Callable 08/15/2027)(2)	10,000,000	8,405,836
JB Hunt Transport Services, Inc.:
3.850%, 03/15/2024
(Callable 12/15/2023)	300,000	294,939
3.875%, 03/01/2026
(Callable 01/01/2026)	3,500,000	3,396,261
JBS USA LUX SA / JBS USA Food Co. /
JBS USA Finance, Inc.,
5.750%, 04/01/2033
(Callable 01/01/2033)(2)	8,000,000	7,630,240
Johnson Controls International PLC,
3.625%, 07/02/2024
(Callable 04/02/2024)(7)	280,000	273,792
Keurig Dr Pepper, Inc.,
3.950%, 04/15/2029
(Callable 02/15/2029)	7,000,000	6,525,978

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kinder Morgan, Inc.:
5.625%, 11/15/2023
(Callable 08/15/2023)(2)	$1,000,000	$1,000,530
4.300%, 06/01/2025
(Callable 03/01/2025)	300,000	294,447
7.800%, 08/01/2031	15,425,000	17,250,688
Kraft Heinz Foods Co.,
3.875%, 05/15/2027
(Callable 02/15/2027)	8,129,000	7,782,500
Kyndryl Holdings, Inc.:
2.050%, 10/15/2026
(Callable 09/15/2026)	5,900,000	4,866,926
2.700%, 10/15/2028
(Callable 08/15/2028)	2,730,000	2,054,152
Lear Corp.,
3.800%, 09/15/2027
(Callable 06/15/2027)	410,000	381,593
Lennar Corp.,
4.750%, 11/29/2027
(Callable 05/29/2027)	4,500,000	4,336,016
Lennox International, Inc.:
1.350%, 08/01/2025
(Callable 07/01/2025)	7,000,000	6,341,248
1.700%, 08/01/2027
(Callable 06/01/2027)	475,000	407,670
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	21,000,000	18,572,462
LYB International Finance III LLC,
2.250%, 10/01/2030
(Callable 07/01/2030)	5,000,000	3,976,629
Marathon Petroleum Corp.,
5.125%, 12/15/2026
(Callable 09/15/2026)	150,000	149,269
Marriott International, Inc.,
5.000%, 10/15/2027
(Callable 09/15/2027)	10,000,000	9,882,748
Martin Marietta Materials, Inc.,
2.500%, 03/15/2030
(Callable 12/15/2029)	200,000	165,817
Metropolitan Detroit Area
Hospital Services, Inc.,
4.480%, 12/01/2029(2)	8,469,035	7,961,309
Microchip Technology, Inc.,
0.972%, 02/15/2024	5,000,000	4,749,579
Midwest Connector Capital Co. LLC:
3.900%, 04/01/2024
(Callable 03/01/2024)(2)	7,450,000	7,215,775
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	2,975,000	2,694,173
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	1,050,000	999,498
MPLX LP:
4.875%, 06/01/2025
(Callable 03/01/2025)	10,219,000	10,070,037
1.750%, 03/01/2026
(Callable 02/01/2026)	300,000	267,785
4.125%, 03/01/2027
(Callable 12/01/2026)	275,000	259,933
2.650%, 08/15/2030
(Callable 05/15/2030)	3,950,000	3,223,101
nVent Finance Sarl,
4.550%, 04/15/2028
(Callable 01/15/2028)	250,000	229,927
NXP BV / NXP Funding LLC /
NXP USA, Inc.:
4.875%, 03/01/2024
(Callable 02/01/2024)(1)	5,790,000	5,747,475
2.700%, 05/01/2025
(Callable 04/01/2025)(1)	550,000	518,070
Occidental Petroleum Corp.:
2.900%, 08/15/2024
(Callable 07/15/2024)	5,000,000	4,797,193
7.500%, 10/15/2026	1,288,000	1,382,990
Ochsner LSU Health System
of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	5,000,000	3,678,313
ONEOK, Inc.,
2.750%, 09/01/2024
(Callable 08/01/2024)	3,300,000	3,160,612
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	11,050,000	10,087,151
2.300%, 03/25/2028
(Callable 01/25/2028)	3,000,000	2,603,081
6.150%, 11/09/2029
(Callable 09/09/2029)	3,000,000	3,121,148
Orange SA,
9.000%, 03/01/2031(1)	4,125,000	5,060,428
PeaceHealth Obligated Group,
1.375%, 11/15/2025
(Callable 08/15/2025)	550,000	493,400
Penske Truck Leasing Co.:
2.700%, 11/01/2024
(Callable 10/01/2024)(2)	8,000,000	7,544,686
3.950%, 03/10/2025
(Callable 01/10/2025)(2)	12,000,000	11,567,133
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	6,500,000	6,223,976
5.875%, 11/15/2027
(Callable 10/15/2027)(2)	7,200,000	7,261,369
Phillips 66 Co.:
3.605%, 02/15/2025
(Callable 11/15/2024)(2)	2,000,000	1,937,483
3.150%, 12/15/2029
(Callable 09/15/2029)(2)	500,000	436,957
2.150%, 12/15/2030
(Callable 09/15/2030)	10,000,000	8,025,035
POSCO,
4.000%, 08/01/2023(1)(2)	5,000,000	4,957,250
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	17,527,000	15,418,566
Regency Energy Partners LP /
Regency Energy Finance Corp.,
4.500%, 11/01/2023
(Callable 08/01/2023)	1,100,000	1,091,856
Renesas Electronics Corp.,
2.170%, 11/25/2026
(Callable 10/25/2026)(1)(2)	5,450,000	4,680,522
Rogers Communications, Inc.,
3.800%, 03/15/2032
(Callable 12/15/2031)(1)(2)	15,000,000	12,998,217
Roper Technologies, Inc.:
3.800%, 12/15/2026
(Callable 09/15/2026)	1,450,000	1,390,750
2.000%, 06/30/2030
(Callable 03/30/2030)	14,675,000	11,796,573

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ryder System, Inc.,
2.850%, 03/01/2027
(Callable 02/01/2027)	$3,775,000	$3,412,573
Sabine Pass Liquefaction LLC:
5.875%, 06/30/2026
(Callable 12/31/2025)	10,280,000	10,401,479
4.500%, 05/15/2030
(Callable 11/15/2029)	6,650,000	6,180,293
5.900%, 09/15/2037
(Callable 03/15/2037)(2)	3,000,000	3,011,562
Samarco Mineracao SA,
5.375%, 09/26/2024(1)(2)(8)	1,675,000	767,150
Sherwin-Williams Co.,
3.300%, 02/01/2025
(Callable 11/01/2024)	3,851,000	3,710,749
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023
(Callable 07/23/2023)(1)	91,000	89,426
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	5,250,000	4,116,549
Smurfit Kappa Treasury Funding DAC,
7.500%, 11/20/2025(1)	7,800,000	8,414,411
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	15,000,000	13,238,030
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	16,495,000	15,974,895
Southern Natural Gas Co. LLC:
7.350%, 02/15/2031	8,020,000	8,429,661
8.000%, 03/01/2032	2,523,000	2,775,764
Steel Dynamics, Inc.,
2.800%, 12/15/2024
(Callable 11/15/2024)	325,000	308,875
Stellantis Finance US, Inc.,
1.711%, 01/29/2027
(Callable 12/29/2026)(2)	575,000	493,980
Sysco Corp.,
5.950%, 04/01/2030
(Callable 01/01/2030)	4,232,000	4,391,283
Targa Resources Corp.,
5.200%, 07/01/2027
(Callable 06/01/2027)	5,000,000	4,907,858
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	5,500,000	5,384,405
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	13,850,000	13,067,124
Timken Co.:
4.500%, 12/15/2028
(Callable 09/15/2028)	225,000	213,582
4.125%, 04/01/2032
(Callable 01/01/2032)	8,000,000	7,143,597
T-Mobile USA, Inc.:
3.375%, 04/15/2029
(Callable 04/15/2024)	4,000,000	3,522,644
3.875%, 04/15/2030
(Callable 01/15/2030)	23,206,000	21,075,923
Toll Road Investors Partnership II LP:
0.000%, 02/15/2026
(Insured by NATL)(1)(2)	5,000,000	3,985,269
0.000%, 02/15/2028
(Insured by NATL)(1)(2)	750,000	515,068
TransCanada PipeLines Ltd.,
5.600%, 03/31/2034(1)	1,335,000	1,312,364
Transcontinental Gas Pipe Line Co. LLC,
7.250%, 12/01/2026	4,748,000	5,058,040
Triton Container International Ltd.:
0.800%, 08/01/2023(1)(2)	6,575,000	6,345,137
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	10,000,000	8,700,751
TSMC Arizona Corp.,
2.500%, 10/25/2031
(Callable 07/25/2031)(1)	8,175,000	6,754,284
Tyson Foods, Inc.,
4.000%, 03/01/2026
(Callable 01/01/2026)	3,000,000	2,908,634
Vale Overseas Ltd.,
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	9,500,000	8,314,311
Valero Energy Corp.,
2.150%, 09/15/2027
(Callable 07/15/2027)	300,000	263,435
Var Energi ASA,
5.000%, 05/18/2027
(Callable 04/18/2027)(1)(2)	10,000,000	9,370,356
Verisk Analytics, Inc.,
4.125%, 03/15/2029
(Callable 12/15/2028)	3,000,000	2,815,252
Verizon Communications, Inc.:
4.125%, 03/16/2027	3,196,000	3,117,177
3.000%, 03/22/2027
(Callable 01/22/2027)	13,000,000	12,092,632
2.100%, 03/22/2028
(Callable 01/22/2028)	5,750,000	4,999,429
4.329%, 09/21/2028	2,351,000	2,264,667
4.016%, 12/03/2029
(Callable 09/03/2029)	5,628,000	5,284,069
2.355%, 03/15/2032
(Callable 12/15/2031)	2,309,000	1,832,908
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	25,000,000	21,703,258
4.900%, 04/21/2027
(Callable 03/21/2027)(1)(2)	10,500,000	9,892,472
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	1,605,000	1,216,504
VMware, Inc.,
1.400%, 08/15/2026
(Callable 07/15/2026)	900,000	785,563
Volkswagen Group of America Finance LLC,
2.850%, 09/26/2024(1)(2)	8,850,000	8,473,466
Vontier Corp.:
1.800%, 04/01/2026
(Callable 03/01/2026)	6,300,000	5,323,811
2.400%, 04/01/2028
(Callable 02/01/2028)	16,375,000	13,084,208
Wabtec Corp.:
4.375%, 08/15/2023
(Callable 05/15/2023)	12,427,000	12,304,070
3.450%, 11/15/2026
(Callable 08/15/2026)	11,050,000	10,317,361
4.950%, 09/15/2028
(Callable 06/15/2028)	1,500,000	1,443,443
Walgreens Boots Alliance, Inc.:
3.450%, 06/01/2026
(Callable 03/01/2026)	106,000	100,886
3.200%, 04/15/2030
(Callable 01/15/2030)	6,335,000	5,499,836

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Warnermedia Holdings, Inc.,
4.054%, 03/15/2029
(Callable 01/15/2029)(2)	$6,000,000	$5,200,691
Waste Connections, Inc.,
3.200%, 06/01/2032
(Callable 03/01/2032)	875,000	753,303
Western Digital Corp.,
2.850%, 02/01/2029
(Callable 12/01/2028)	10,000,000	7,736,700
Western Midstream Operating LP,
4.500%, 03/01/2028
(Callable 12/01/2027)	7,195,000	6,601,413
Westinghouse Air Brake Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	5,000,000	4,710,959
Williams Companies, Inc.,
7.500%, 01/15/2031	3,400,000	3,731,877
Wipro IT Services LLC,
1.500%, 06/23/2026
(Callable 05/23/2026)(1)(2)	9,000,000	7,901,437
Woodside Finance Ltd.,
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	10,000,000	9,396,874
WRKCo, Inc.:
4.650%, 03/15/2026
(Callable 01/15/2026)	275,000	270,051
3.900%, 06/01/2028
(Callable 03/01/2028)	8,275,000	7,617,695
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	1,150,000	1,061,239
Zoetis, Inc.,
4.500%, 11/13/2025
(Callable 08/13/2025)	2,000,000	1,988,295
Total Industrials
(Cost $1,417,715,195)		1,282,834,226	18.2%
Utilities
Ausgrid Finance Pty Ltd.,
4.350%, 08/01/2028
(Callable 05/01/2028)(1)(2)	4,400,000	4,085,757
Avangrid, Inc.,
3.800%, 06/01/2029
(Callable 03/01/2029)(1)	10,975,000	9,997,938
DTE Electric Company,
2.625%, 03/01/2031
(Callable 12/01/2030)	275,000	234,379
Duquesne Light Holdings, Inc.,
2.775%, 01/07/2032
(Callable 10/07/2031)(2)	12,400,000	9,732,224
East Ohio Gas Co.,
2.000%, 06/15/2030
(Callable 03/15/2030)(2)	550,000	433,938
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	275,000	265,462
Enel Finance International NV:
4.625%, 06/15/2027
(Callable 05/15/2027)(1)(2)	10,000,000	9,473,344
3.500%, 04/06/2028(1)(2)	14,675,000	12,888,468
Entergy Corp.,
2.800%, 06/15/2030
(Callable 03/15/2030)	13,250,000	11,204,851
Eversource Energy,
1.650%, 08/15/2030
(Callable 05/15/2030)	275,000	214,666
Fells Point Funding Trust,
3.046%, 01/31/2027
(Callable 12/31/2026)(2)	325,000	296,193
FirstEnergy Corp.,
2.050%, 03/01/2025
(Callable 02/01/2025)	6,450,000	5,954,672
ITC Holdings Corp.:
3.350%, 11/15/2027
(Callable 08/15/2027)(1)	275,000	253,647
2.950%, 05/14/2030
(Callable 02/14/2030)(1)(2)	15,717,000	13,294,798
KeySpan Corp.,
8.000%, 11/15/2030(1)	2,000,000	2,192,321
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	6,000,000	5,240,920
Pacific Gas and Electric Co.:
3.450%, 07/01/2025	259,500	245,826
3.750%, 07/01/2028	259,500	230,560
Puget Energy, Inc.,
2.379%, 06/15/2028
(Callable 04/15/2028)	325,000	276,880
Total Utilities
(Cost $99,084,117)		86,516,844	1.2%
Financials
ABN AMRO Bank NV,
4.750%, 07/28/2025(1)(2)	26,048,000	25,261,611
AerCap Holdings NV:
2.875%, 08/14/2024
(Callable 07/14/2024)(1)	5,525,000	5,233,187
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	10,000,000	8,754,712
AIA Group Ltd.,
3.200%, 03/11/2025
(Callable 12/11/2024)(1)(2)	3,000,000	2,878,681
Air Lease Corp.:
2.250%, 01/15/2023	3,800,000	3,796,386
2.750%, 01/15/2023	250,000	249,706
4.250%, 02/01/2024
(Callable 01/01/2024)	525,000	516,062
AmFam Holdings, Inc.,
2.805%, 03/11/2031
(Callable 12/11/2030)(2)	7,000,000	5,456,157
Anthem, Inc.:
3.350%, 12/01/2024
(Callable 10/01/2024)	10,225,000	9,915,901
2.375%, 01/15/2025
(Callable 12/15/2024)	12,000,000	11,399,600
Aon PLC,
3.500%, 06/14/2024
(Callable 03/14/2024)	300,000	292,911
Australia & New Zealand
Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	275,000	271,679
6.742%, 12/08/2032(1)(2)	5,000,000	5,066,437
Banco Santander SA:
5.179%, 11/19/2025(1)	5,000,000	4,922,827
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	4,500,000	3,848,730
2.749%, 12/03/2030(1)	4,000,000	3,091,746
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 11/22/2031)(1)(3)	2,000,000	1,516,451

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bank of America Corp.:
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)
(Callable 07/23/2023)(3)	$10,300,000	$10,206,761
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)
(Callable 03/15/2024)(3)	5,060,000	4,930,699
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)
(Callable 10/01/2024)(3)	3,295,000	3,156,219
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	5,000,000	4,383,214
3.824%, 01/20/2028
(3 Month LIBOR USD + 1.575%)
(Callable 01/20/2027)(3)	375,000	350,282
3.705%, 04/24/2028
(3 Month LIBOR USD + 1.512%)
(Callable 04/24/2027)(3)	5,050,000	4,680,022
4.376%, 04/27/2028 (SOFR + 1.580%)
(Callable 04/27/2027)(3)	7,675,000	7,350,352
4.948%, 07/22/2028 (SOFR + 2.040%)
(Callable 07/22/2027)(3)	10,000,000	9,781,222
6.204%, 11/10/2028 (SOFR + 1.990%)
(Callable 11/10/2027)(3)	5,000,000	5,155,274
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)
(Callable 12/20/2027)(3)	1,689,000	1,529,565
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	4,350,000	3,668,072
4.271%, 07/23/2029
(3 Month LIBOR USD + 1.310%)
(Callable 07/23/2028)(3)	5,295,000	4,946,559
Bank of Ireland Group PLC,
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	11,243,000	9,486,933
Bank of Nova Scotia,
4.500%, 12/16/2025(1)	7,000,000	6,866,726
Banque Federative du Credit Mutuel SA,
4.753%, 07/13/2027(1)(2)	6,850,000	6,679,857
Barclays PLC:
3.650%, 03/16/2025(1)	275,000	264,365
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)	4,500,000	4,365,387
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	8,790,000	8,180,447
BBVA USA,
3.875%, 04/10/2025
(Callable 03/10/2025)	4,700,000	4,581,507
BNP Paribas SA:
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	5,000,000	4,738,768
4.375%, 05/12/2026(1)(2)	8,288,000	7,905,407
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	4,250,000	3,713,396
2.159%, 09/15/2029 (SOFR + 1.218%)
(Callable 09/15/2028)(1)(2)(3)	2,000,000	1,635,347
2.871%, 04/19/2032 (SOFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	3,000,000	2,355,381
3.132%, 01/20/2033 (SOFR + 1.561%)
(Callable 01/20/2032)(1)(2)(3)	7,000,000	5,545,929
Boston Properties LP,
3.200%, 01/15/2025
(Callable 10/15/2024)	12,400,000	11,868,002
BPCE SA:
5.700%, 10/22/2023(1)(2)	5,675,000	5,631,958
4.625%, 07/11/2024(1)(2)	10,500,000	10,217,440
4.875%, 04/01/2026(1)(2)	3,386,000	3,225,983
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	11,500,000	8,426,581
5.748%, 07/19/2033 (SOFR + 2.865%)
(Callable 07/19/2032)(1)(2)(3)	6,200,000	5,915,054
Brown & Brown, Inc.:
4.200%, 09/15/2024
(Callable 06/15/2024)	10,461,000	10,270,329
4.500%, 03/15/2029
(Callable 12/15/2028)	8,747,000	8,150,749
2.375%, 03/15/2031
(Callable 12/15/2030)	3,500,000	2,678,012
4.200%, 03/17/2032
(Callable 12/17/2031)	10,000,000	8,698,718
Cantor Fitzgerald LP,
4.500%, 04/14/2027
(Callable 01/14/2027)(2)	5,000,000	4,638,144
Capital One Financial Corp.,
3.650%, 05/11/2027
(Callable 04/11/2027)	3,275,000	3,085,461
Centene Corp.,
2.450%, 07/15/2028
(Callable 05/15/2028)	5,450,000	4,595,562
Citigroup, Inc.:
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)
(Callable 04/24/2024)(3)	10,590,000	10,260,613
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)
(Callable 01/10/2027)(3)	14,000,000	13,105,923
3.520%, 10/27/2028
(3 Month LIBOR USD + 1.151%)
(Callable 10/27/2027)(3)	3,000,000	2,741,606
3.057%, 01/25/2033 (SOFR + 1.351%)
(Callable 01/25/2032)(3)	10,000,000	8,112,965
3.785%, 03/17/2033 (SOFR + 1.939%)
(Callable 03/17/2032)(3)	7,425,000	6,373,392
6.270%, 11/17/2033 (SOFR + 2.338%)
(Callable 11/17/2032)(3)	5,000,000	5,186,045
Citizens Bank NA,
2.250%, 04/28/2025
(Callable 03/28/2025)	19,275,000	17,968,714
Citizens Financial Group, Inc.,
2.850%, 07/27/2026
(Callable 04/27/2026)	300,000	277,726
CNA Financial Corp.:
7.250%, 11/15/2023	1,980,000	2,021,194
4.500%, 03/01/2026
(Callable 12/01/2025)	5,370,000	5,284,290
3.900%, 05/01/2029
(Callable 02/01/2029)	4,000,000	3,657,310
2.050%, 08/15/2030
(Callable 05/15/2030)	875,000	690,988
CNO Global Funding,
2.650%, 01/06/2029(2)	15,000,000	12,748,261
Commonwealth Bank of Australia,
3.784%, 03/14/2032(1)(2)	20,000,000	16,541,595
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	$7,700,000	$7,522,411
3.750%, 07/21/2026(1)	1,826,000	1,719,203
3.649%, 04/06/2028
(1 Year CMT Rate + 1.220%)
(Callable 04/06/2027)(1)(2)(3)	7,700,000	7,104,376
Corebridge Financial, Inc.,
3.850%, 04/05/2029
(Callable 02/05/2029)(2)	13,825,000	12,618,785
Credit Agricole SA,
1.247%, 01/26/2027 (SOFR + 0.892%)
(Callable 01/26/2026)(1)(2)(3)	4,000,000	3,506,204
Credit Suisse Group AG:
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)
(Callable 06/12/2023)(1)(2)(3)	4,000,000	3,900,428
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,395,000	10,962,786
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	500,000	415,094
6.442%, 08/11/2028 (SOFR + 3.700%)
(Callable 08/11/2027)(1)(2)(3)	7,500,000	6,840,035
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)	250,000	200,713
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023(1)	9,000,000	8,763,750
Danske Bank A/S:
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	5,000,000	4,407,534
4.298%, 04/01/2028
(1 Year CMT Rate + 1.750%)
(Callable 04/01/2027)(1)(2)(3)	25,000,000	23,036,391
Deutsche Bank AG:
2.222%, 09/18/2024 (SOFR + 2.159%)
(Callable 09/18/2023)(1)(3)	5,000,000	4,830,041
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	3,450,000	2,929,582
3.035%, 05/28/2032 (SOFR + 1.718%)
(Callable 05/28/2031)(1)(3)	5,000,000	3,803,117
Discover Bank,
3.450%, 07/27/2026
(Callable 04/27/2026)	300,000	276,644
Discover Financial Services:
3.950%, 11/06/2024
(Callable 08/06/2024)	4,200,000	4,090,691
3.750%, 03/04/2025
(Callable 12/04/2024)	250,000	239,498
4.100%, 02/09/2027
(Callable 11/09/2026)	12,000,000	11,293,365
6.700%, 11/29/2032
(Callable 08/29/2032)	6,275,000	6,400,360
Elevance Health, Inc.,
3.500%, 08/15/2024
(Callable 05/15/2024)	300,000	292,752
Equitable Financial Life Global Funding,
1.400%, 07/07/2025(2)	225,000	204,191
Federation des Caisses Desjardins du Quebec,
2.050%, 02/10/2025(1)(2)	500,000	466,280
Fifth Third Bancorp,
4.772%, 07/28/2030
(SOFRINDX + 2.127%)
(Callable 07/28/2029)(3)	3,000,000	2,867,402
FirstMerit Bank NA,
4.270%, 11/25/2026	5,450,000	5,215,351
Goldman Sachs Group, Inc.:
3.500%, 01/23/2025
(Callable 10/23/2024)	2,000,000	1,933,279
3.272%, 09/29/2025
(3 Month LIBOR USD + 1.201%)
(Callable 09/29/2024)(3)	3,500,000	3,374,268
1.093%, 12/09/2026 (SOFR + 0.789%)
(Callable 12/09/2025)(3)	2,000,000	1,767,140
1.948%, 10/21/2027 (SOFR + 0.913%)
(Callable 10/21/2026)(3)	15,700,000	13,746,108
2.640%, 02/24/2028 (SOFR + 1.114%)
(Callable 02/24/2027)(3)	2,000,000	1,782,033
3.615%, 03/15/2028 (SOFR + 1.846%)
(Callable 03/15/2027)(3)	26,125,000	24,312,519
3.691%, 06/05/2028
(3 Month LIBOR USD + 1.510%)
(Callable 06/05/2027)(3)	5,025,000	4,668,300
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)
(Callable 05/01/2028)(3)	3,100,000	2,893,044
2.383%, 07/21/2032 (SOFR + 1.248%)
(Callable 07/21/2031)(3)	5,000,000	3,892,688
Guardian Life Global Funding,
5.550%, 10/28/2027(2)	15,000,000	15,325,302
Hartford Financial Services Group, Inc.,
2.800%, 08/19/2029
(Callable 05/19/2029)	4,600,000	3,948,517
Health Care Service Corp.
A Mutual Legal Reserve Co.,
2.200%, 06/01/2030
(Callable 03/01/2030)(2)	10,275,000	8,283,549
High Street Funding Trust I,
4.111%, 02/15/2028
(Callable 11/15/2027)(2)	5,000,000	4,665,370
HSBC Holdings PLC:
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	3,000,000	2,917,314
4.292%, 09/12/2026
(3 Month LIBOR USD + 1.348%)
(Callable 09/12/2025)(1)(3)	7,485,000	7,173,662
2.251%, 11/22/2027 (SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	8,672,120
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)
(Callable 05/22/2029)(1)(3)	1,500,000	1,316,695
Huntington Bancshares, Inc.,
4.443%, 08/04/2028 (SOFR + 1.970%)
(Callable 08/04/2027)(3)	4,837,000	4,590,328
ING Groep NV,
4.017%, 03/28/2028 (SOFR + 1.830%)
(Callable 03/28/2027)(1)(3)	3,833,000	3,580,203
Invesco Finance PLC,
3.750%, 01/15/2026	300,000	287,827
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	10,350,000	10,105,910
Jefferies Group LLC:
4.850%, 01/15/2027	1,700,000	1,680,743
6.450%, 06/08/2027	3,325,000	3,470,412
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(1)(2)	11,650,000	11,874,412

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
JPMorgan Chase & Co.:
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	$13,000,000	$12,264,086
2.005%, 03/13/2026 (SOFR + 1.585%)
(Callable 03/13/2025)(3)	7,625,000	7,062,432
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	3,000,000	2,783,487
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	5,000,000	4,403,771
1.578%, 04/22/2027 (SOFR + 0.885%)
(Callable 04/22/2026)(3)	7,000,000	6,160,899
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	5,000,000	4,330,441
4.851%, 07/25/2028 (SOFR + 1.990%)
(Callable 07/25/2027)(3)	7,000,000	6,839,960
3.509%, 01/23/2029
(3 Month LIBOR USD + 0.945%)
(Callable 01/23/2028)(3)	6,150,000	5,590,726
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	1,500,000	1,231,037
1.953%, 02/04/2032 (SOFR + 1.065%)
(Callable 02/04/2031)(3)	150,000	115,115
2.580%, 04/22/2032 (SOFR + 1.250%)
(Callable 04/22/2031)(3)	5,000,000	4,020,079
Kemper Corp.,
3.800%, 02/23/2032
(Callable 11/23/2031)	6,000,000	5,031,027
KeyBank NA,
3.400%, 05/20/2026	2,200,000	2,065,733
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	10,250,000	9,615,529
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023(2)	966,000	959,119
4.569%, 02/01/2029(2)	1,559,000	1,457,033
Life Storage LP:
3.875%, 12/15/2027
(Callable 09/15/2027)	8,000,000	7,413,824
4.000%, 06/15/2029
(Callable 03/15/2029)	1,500,000	1,346,984
Lloyds Bank PLC:
1.627%, 05/11/2027
(1 Year CMT Rate + 0.850%)
(Callable 05/11/2026)(1)(3)	8,850,000	7,669,134
3.750%, 03/18/2028
(1 Year CMT Rate + 1.800%)
(Callable 03/18/2027)(1)(3)	10,000,000	9,217,337
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	5,000,000	4,910,888
Macquarie Group Ltd.:
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)
(Callable 03/27/2023)(1)(2)(3)	4,000,000	3,985,496
5.108%, 08/09/2026 (SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	5,000,000	4,983,092
2.691%, 06/23/2032 (SOFR + 1.440%)
(Callable 06/23/2031)(1)(2)(3)	5,000,000	3,849,445
2.871%, 01/14/2033 (SOFR + 1.532%)
(Callable 01/14/2032)(1)(2)(3)	4,350,000	3,348,792
4.442%, 06/21/2033 (SOFR + 2.405%)
(Callable 06/21/2032)(1)(2)(3)	5,000,000	4,354,198
Marsh & McLennan Companies, Inc.,
2.250%, 11/15/2030
(Callable 08/15/2030)	550,000	450,797
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023(2)	5,769,000	5,856,293
5.625%, 05/15/2033(2)	10,000,000	9,768,252
MBIA Insurance Corp.,
15.339%, 01/15/2033
(3 Month LIBOR USD + 11.260%)
(Callable 01/15/2028)(2)(3)(8)	500,000	37,790
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	390,000	413,369
Mitsubishi UFJ Financial Group, Inc.:
2.801%, 07/18/2024(1)	500,000	480,709
2.193%, 02/25/2025(1)	5,000,000	4,682,832
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	5,000,000	4,340,124
5.354%, 09/13/2028
(1 Year CMT Rate + 1.900%)
(Callable 09/13/2027)(1)(3)	5,000,000	4,957,369
2.494%, 10/13/2032
(1 Year CMT Rate + 0.970%)
(Callable 10/13/2031)(1)(3)	6,000,000	4,691,078
Mizuho Financial Group, Inc.:
4.600%, 03/27/2024(1)(2)	7,000,000	6,876,426
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)
(Callable 09/11/2023)(1)(3)	3,000,000	2,952,312
5.414%, 09/13/2028
(1 Year CMT Rate + 2.050%)
(Callable 09/13/2027)(1)(3)	7,000,000	7,002,971
Morgan Stanley:
2.188%, 04/28/2026 (SOFR + 1.990%)
(Callable 04/28/2025)(3)	10,000,000	9,299,694
3.125%, 07/27/2026	4,750,000	4,437,260
6.296%, 10/18/2028 (SOFR + 2.240%)
(Callable 10/18/2027)(3)	15,000,000	15,453,628
3.622%, 04/01/2031 (SOFR + 3.120%)
(Callable 04/01/2030)(3)	525,000	459,618
2.239%, 07/21/2032 (SOFR + 1.178%)
(Callable 07/21/2031)(3)	10,000,000	7,670,768
2.511%, 10/20/2032 (SOFR + 1.200%)
(Callable 10/20/2031)(3)	8,200,000	6,415,328
National Australia Bank Ltd.:
3.375%, 01/14/2026(1)	500,000	478,632
2.332%, 08/21/2030(1)(2)	7,850,000	5,976,179
National Securities Clearing Corp.,
5.100%, 11/21/2027
(Callable 10/21/2027)(2)	6,825,000	6,875,431
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	5,000,000	4,972,827
4.000%, 09/14/2026(1)(2)	20,675,000	18,816,170
Nationwide Mutual Insurance Co.,
8.250%, 12/01/2031(2)	2,195,000	2,514,863
NatWest Group PLC:
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	7,454,000	7,291,490
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)
(Callable 01/27/2029)(1)(3)	4,700,000	4,437,841
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)	6,850,000	6,219,403

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nomura Holdings, Inc.:
1.653%, 07/14/2026(1)	$13,725,000	$11,958,064
3.103%, 01/16/2030(1)	5,000,000	4,171,764
Pacific Life Global Funding II,
1.200%, 06/24/2025(2)	550,000	499,003
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	6,556,000	6,332,693
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	5,000,000	4,634,764
Principal Financial Group, Inc.,
3.100%, 11/15/2026
(Callable 08/15/2026)	850,000	794,971
Principal Life Global Funding II,
3.000%, 04/18/2026(2)	7,000,000	6,513,634
Protective Life Corp.,
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	1,400,000	1,310,147
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	8,600,000	9,095,803
Realty Income Corp.,
3.875%, 07/15/2024
(Callable 04/15/2024)	300,000	294,617
Reliance Standard Life Global Funding II,
2.750%, 01/21/2027(1)(2)	11,775,000	10,628,823
Sammons Financial Group, Inc.,
4.750%, 04/08/2032
(Callable 01/08/2032)(2)	14,000,000	11,727,933
Santander UK Group Holdings PLC:
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)
(Callable 01/05/2023)(1)(3)	2,500,000	2,500,000
4.796%, 11/15/2024
(3 Month LIBOR USD + 1.570%)
(Callable 11/15/2023)(1)(3)	5,000,000	4,917,097
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	3,950,000	3,937,897
SMBC Aviation Capital Finance DAC:
3.550%, 04/15/2024
(Callable 03/15/2024)(1)(2)	6,550,000	6,333,785
1.900%, 10/15/2026
(Callable 09/15/2026)(1)(2)	2,000,000	1,704,675
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	3,350,000	3,314,214
2.625%, 01/22/2025(1)(2)	3,355,000	3,156,275
4.250%, 04/14/2025(1)(2)	5,846,000	5,610,078
2.226%, 01/21/2026
(1 Year CMT Rate + 1.050%)
(Callable 01/21/2025)(1)(2)(3)	3,968,000	3,651,782
1.488%, 12/14/2026
(1 Year CMT Rate + 1.100%)
(Callable 12/14/2025)(1)(2)(3)	7,415,000	6,451,033
1.792%, 06/09/2027
(1 Year CMT Rate + 1.000%)
(Callable 06/09/2026)(1)(2)(3)	10,000,000	8,626,867
Standard Chartered PLC:
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)	19,825,000	18,447,597
3.971%, 03/30/2026
(1 Year CMT Rate + 1.650%)
(Callable 03/30/2025)(1)(2)(3)	4,500,000	4,301,240
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	4,500,000	3,899,313
2.608%, 01/12/2028
(1 Year CMT Rate + 1.180%)
(Callable 01/12/2027)(1)(2)(3)	5,000,000	4,342,729
State Street Corp.,
2.901%, 03/30/2026 (SOFR + 2.600%)
(Callable 03/30/2025)(3)	275,000	261,423
Stifel Financial Corp.:
4.250%, 07/18/2024	10,139,000	9,937,729
4.000%, 05/15/2030
(Callable 02/15/2030)	12,245,000	10,650,852
Sumitomo Mitsui Financial Group, Inc.:
1.474%, 07/08/2025(1)	250,000	227,980
3.544%, 01/17/2028(1)	2,094,000	1,934,349
Synchrony Financial:
4.250%, 08/15/2024
(Callable 05/15/2024)	5,275,000	5,156,083
4.500%, 07/23/2025
(Callable 04/23/2025)	775,000	743,920
3.700%, 08/04/2026
(Callable 05/04/2026)	3,000,000	2,763,084
Toronto-Dominion Bank,
4.456%, 06/08/2032(1)	13,000,000	12,387,890
Trinity Acquisition PLC,
4.400%, 03/15/2026
(Callable 12/15/2025)	1,125,000	1,092,453
Trustage Financial Group, Inc.,
4.625%, 04/15/2032
(Callable 01/15/2032)(2)	15,000,000	12,974,220
UBS Group AG:
4.490%, 08/05/2025
(1 Year CMT Rate + 1.600%)
(Callable 08/05/2024)(1)(2)(3)	5,000,000	4,916,614
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	5,000,000	4,307,270
4.751%, 05/12/2028
(1 Year CMT Rate + 1.750%)
(Callable 05/12/2027)(1)(2)(3)	1,500,000	1,437,532
Voya Financial, Inc.,
3.650%, 06/15/2026	2,910,000	2,747,057
Wells Fargo & Co.:
2.406%, 10/30/2025 (SOFR + 1.087%)
(Callable 10/30/2024)(3)	500,000	473,070
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)
(Callable 02/11/2025)(3)	5,000,000	4,659,489
2.188%, 04/30/2026 (SOFR + 2.000%)
(Callable 04/30/2025)(3)	16,000,000	14,901,838
3.196%, 06/17/2027
(3 Month LIBOR USD + 1.170%)
(Callable 06/17/2026)(3)	600,000	556,356
3.526%, 03/24/2028 (SOFR + 1.510%)
(Callable 03/24/2027)(3)	15,000,000	13,908,341
2.393%, 06/02/2028 (SOFR + 2.100%)
(Callable 06/02/2027)(3)	10,864,000	9,603,055
4.808%, 07/25/2028 (SOFR + 1.980%)
(Callable 07/25/2027)(3)	5,000,000	4,882,314
Western & Southern Financial Group, Inc.,
5.750%, 07/15/2033(2)	4,250,000	4,316,963
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	2,300,000	2,110,019

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Westpac Banking Corp.: (cont.)
5.405%, 08/10/2033
(1 Year CMT Rate + 2.680%)
(Callable 08/10/2032)(1)(3)	$4,000,000	$3,751,382
Willis North America, Inc.:
3.600%, 05/15/2024
(Callable 03/15/2024)	8,150,000	7,930,661
4.650%, 06/15/2027
(Callable 05/15/2027)	8,000,000	7,736,286
4.500%, 09/15/2028
(Callable 06/15/2028)	8,800,000	8,307,299
Total Financials
(Cost $1,388,658,771)		1,274,143,262	18.1%
Total Corporate Bonds
(Cost $2,905,458,083)		2,643,494,332	37.5%
Municipal Bonds
Alabama Economic Settlement Authority,
3.163%, 09/15/2025	2,050,000	1,984,039
City of College Park GA,
5.965%, 01/01/2031 (Insured by NATL)	2,555,000	2,630,924
County of Hamilton OH,
3.374%, 06/01/2034 (Insured by AGM)	10,000,000	8,292,311
County of Miami-Dade FL,
2.536%, 10/01/2033
(Callable 10/01/2030)	2,800,000	2,134,351
Dallas/Fort Worth International Airport,
1.329%, 11/01/2025	525,000	474,546
Florida Development Finance Corp.,
3.223%, 02/01/2032
(Callable 08/01/2031) (Insured by AGM)	5,250,000	4,310,375
GBG LLC,
2.250%, 09/01/2030(2)	921,454	789,962
Great Lakes Water Authority,
2.315%, 07/01/2031	2,000,000	1,612,638
Indiana Finance Authority,
2.683%, 09/15/2023	200,000	195,740
Massachusetts Educational
Financing Authority:
1.921%, 07/01/2027	10,000,000	8,645,794
2.161%, 07/01/2028	10,000,000	8,457,795
New Hampshire Business
Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	7,000,000	5,996,029
3.300%, 04/01/2032
(Callable 01/01/2032)	13,600,000	10,342,970
New Jersey Higher Education
Student Assistance Authority:
5.000%, 12/01/2027	1,600,000	1,706,431
5.000%, 12/01/2028	1,225,000	1,321,214
5.000%, 12/01/2028	1,205,000	1,299,643
New Jersey Turnpike Authority,
3.223%, 01/01/2035
(Callable 07/01/2025)(2)	5,000,000	4,278,893
New York State Dormitory Authority,
3.000%, 08/01/2036 (Callable
08/01/2031) (Insured by BAM)	2,480,000	1,950,098
Niagara Area Development Corp.:
3.004%, 05/01/2025	1,000,000	950,025
3.204%, 05/01/2026	1,995,000	1,861,984
3.272%, 05/01/2027	2,060,000	1,887,957
3.372%, 05/01/2028	2,130,000	1,919,822
3.422%, 05/01/2029	2,200,000	1,953,952
North Carolina Housing Finance Agency,
3.000%, 01/01/2033
(Callable 01/01/2025)	225,000	224,465
North East Independent School District,
5.240%, 08/01/2027	2,100,000	2,135,129
San Diego Convention Center
Expansion Financing Authority:
1.987%, 04/15/2026	3,440,000	3,165,410
2.363%, 04/15/2028	1,325,000	1,174,755
South Dakota Housing
Development Authority,
2.700%, 11/01/2036
(Callable 11/01/2025)	465,000	448,208
Westvaco Corp.,
7.670%, 01/15/2027(2)	8,400,000	8,903,573
Total Municipal Bonds
(Cost $106,049,645)		91,049,033	1.3%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 1993-32, Class H,
6.000%, 03/25/2023	65	65
Federal Gold Loan
Mortgage Corp. (FGLMC),
6.000%, 07/01/2028	1,252	1,296
Total U.S. Government Agency Issues
(Cost $1,293)		1,361	0.0%
Non-U.S. Government Agency Issues
Arroyo Mortgage Trust:
Series 2019-2, Class A1, 3.347%,
04/25/2049 (Callable 01/25/2023)(2)(4)	1,445,309	1,337,771
Series 2022-1, Class A1A, 2.495%,
12/25/2056 (Callable 01/25/2025)(2)(7)	20,136,448	18,460,301
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%,
09/20/2034 (Callable 03/20/2024)	685,896	669,257
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 3.169%,
07/25/2034 (Callable 01/25/2023)(4)(6)	376,161	335,737
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%,
08/25/2036 (Callable 01/25/2023)(4)	135,894	137,490
Delta Funding Home Equity Loan Trust,
Series 1999-2, Class A7F, 7.030%,
08/15/2030 (Callable 01/15/2023)	121	118
FirstKey Homes Trust:
Series 2020-SFR2, Class A,
1.266%, 10/19/2037(2)	321,387	285,034
Series 2022-SFR3, Class A,
4.250%, 07/19/2038(2)	21,775,000	20,565,168
Series 2021-SFR2, Class A,
1.376%, 09/17/2038(2)	22,001,155	18,818,723
Series 2022-SFR1, Class A,
4.145%, 05/19/2039(2)	21,130,501	19,845,644
Home Partners of America Trust:
Series 2019-1, Class A, 2.908%,
09/19/2039 (Callable 09/17/2024)(2)	17,481,677	15,709,442
Series 2021-3, Class A,
2.200%, 01/17/2041(2)	33,050,985	27,864,436
IMC Home Equity Loan Trust,
Series 1998-1, Class A6,
7.020%, 06/20/2029(7)	41	41

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.507%,
03/25/2036 (Callable 07/25/2023)(4)	$143,871	$134,825
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1, 5.500%,
07/25/2033 (Callable 01/25/2023)	166,365	158,622
MFA Trust,
Series 2022-NQM1, Class A1, 4.112%,
12/25/2066 (Callable 03/25/2025)(2)(4)	30,948,865	29,138,282
Mill City Mortgage Loan Trust:
Series 2018-3, Class A1, 3.500%,
08/25/2058 (Callable 01/25/2032)(2)(4)	175,820	167,906
Series 2019-1, Class A1, 3.250%,
10/25/2069 (Callable 09/25/2032)(2)(4)	223,432	210,261
New Residential Mortgage Loan Trust,
Series 2017-2A, Class A3, 4.000%,
03/25/2057 (Callable 02/25/2030)(2)(4)	1,402,992	1,315,736
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%,
06/25/2023 (Callable 01/25/2023)	1,183	1,101
Soundview Home Loan Trust,
Series 2003-2, Class A2, 5.689%,
11/25/2033 (1 Month LIBOR
USD + 1.300%)
(Callable 01/25/2023)(3)	453,165	445,011
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.347%,
10/25/2043 (Callable 01/25/2023)(4)	1,063,090	1,011,720
Towd Point Mortgage Trust:
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 10/25/2028)(2)(4)	1,833,049	1,802,221
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 11/25/2027)(2)(4)	40,389	38,527
Series 2019-1, Class A1, 3.722%,
03/25/2058 (Callable 05/25/2028)(2)(4)	4,139,933	3,899,847
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 08/25/2028)(2)(4)	144,366	140,140
Series 2018-4, Class A1, 3.000%,
06/25/2058 (Callable 07/25/2030)(2)(4)	158,270	144,492
Series 2019-4, Class A1, 2.900%,
10/25/2059 (Callable 04/25/2031)(2)(4)	10,240,363	9,516,736
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 08/25/2029)(2)	13,151,245	11,629,485
Series 2022-2, Class A1, 3.750%,
07/25/2062 (Callable 07/25/2028)(2)(4)	6,270,805	5,845,504
Series 2022-3, Class A1, 3.750%,
08/25/2062 (Callable 12/25/2027)(2)(4)	10,434,144	9,784,229
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-AR3, Class A1, 3.104%,
06/25/2034 (Callable 01/25/2023)(4)	858,295	786,818
Series 2004-CB2, Class 3A, 6.000%,
08/25/2034 (Callable 01/25/2023)(6)	1,034,510	1,009,112
Total Non-U.S. Government Agency Issues
(Cost $219,453,657)		201,209,737	2.9%
Total Residential Mortgage-Backed Securities
(Cost $219,454,950)		201,211,098	2.9%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K038, Class A2,
3.389%, 03/25/2024	2,325,000	2,280,766
Series K041, Class A2,
3.171%, 10/25/2024	5,195,000	5,033,499
Series K043, Class A2,
3.062%, 12/25/2024	4,250,000	4,117,775
Series K048, Class A2,
3.284%, 06/25/2025(4)	8,725,000	8,445,264
Series K734, Class A2,
3.208%, 02/25/2026	9,750,000	9,367,250
Series K062, Class A2,
3.413%, 12/25/2026	11,274,000	10,828,201
Series K063, Class A2,
3.430%, 01/25/2027(4)	300,000	288,321
Series K064, Class A2,
3.224%, 03/25/2027	1,325,000	1,262,617
Series K065, Class A2,
3.243%, 04/25/2027	2,075,000	1,976,879
Series K066, Class A2,
3.117%, 06/25/2027	170,000	161,028
Series K068, Class A2,
3.244%, 08/25/2027	24,446,000	23,247,973
Series K069, Class A2,
3.187%, 09/25/2027(4)	1,075,000	1,019,246
Series K071, Class A2,
3.286%, 11/25/2027	7,375,000	7,015,076
Total U.S. Government Agency Issues
(Cost $80,253,287)		75,043,895	1.1%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%,
05/17/2050 (Callable 04/15/2027)	575,000	536,791
Series 2017-BNK8, Class A4, 3.488%,
11/17/2050 (Callable 11/15/2027)	575,000	530,957
Series 2017-BNK9, Class A4, 3.538%,
11/17/2054 (Callable 12/15/2029)	9,275,000	8,598,250
Series 2022-BNK44, Class A5, 5.746%,
11/18/2055 (Callable 11/15/2032)(4)	13,475,000	14,075,959
Series 2017-BNK5, Class A5, 3.390%,
06/17/2060 (Callable 07/15/2027)	2,665,000	2,461,955
Series 2017-BNK7, Class ASB, 3.265%,
09/17/2060 (Callable 09/15/2027)	1,175,912	1,119,961
Series 2017-BNK7, Class A5, 3.435%,
09/17/2060 (Callable 09/15/2027)	950,000	878,615
Series 2018-BN10, Class A5, 3.688%,
02/17/2061 (Callable 02/15/2028)	895,000	835,040
Series 2022-BNK40, Class ASB, 3.394%,
03/17/2064 (Callable 03/15/2032)(4)	16,205,000	14,728,052
Benchmark Mortgage Trust,
Series 2022-B33, Class ASB, 3.469%,
03/17/2055 (Callable 03/15/2032)	6,407,000	5,815,838
CD Mortgage Trust:
Series 2017-CD6, Class ASB, 3.332%,
11/15/2050 (Callable 11/13/2027)	10,541,018	10,027,391
Series 2018-CD7, Class A4, 4.279%,
08/17/2051 (Callable 08/15/2028)	2,495,000	2,367,165
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB, 3.091%,
05/10/2058 (Callable 05/10/2026)	231,689	222,523
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%,
04/10/2046 (Callable 04/10/2023)	9,967,816	9,934,331
Series 2014-GC23, Class A4, 3.622%,
07/12/2047 (Callable 07/10/2024)	5,285,000	5,101,588
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Citigroup Commercial
Mortgage Trust: (cont.)
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 01/10/2025)	$14,085,576	$13,394,774
Series 2015-GC35, Class A4, 3.818%,
11/13/2048 (Callable 11/10/2025)	15,860,000	15,110,388
Series 2017-P8, Class A3, 3.203%,
09/16/2050 (Callable 09/15/2027)	2,350,000	2,154,304
Series 2017-P8, Class A4, 3.465%,
09/16/2050 (Callable 09/15/2027)	350,000	322,924
COMM Mortgage Trust:
Series 2014-CR19, Class A5, 3.796%,
08/12/2047 (Callable 08/10/2024)	2,954,200	2,857,705
Series 2014-CR21, Class A3, 3.528%,
12/10/2047 (Callable 12/10/2024)	4,302,006	4,141,853
Series 2013-CR11, Class A4, 4.258%,
08/12/2050 (Callable 10/10/2023)	13,025,000	12,881,312
Series 2017-COR2, Class A3, 3.510%,
09/12/2050 (Callable 09/10/2027)	16,210,172	14,910,087
CSAIL Commercial Mortgage Trust,
Series 2021-C20, Class ASB, 2.436%,
03/17/2054 (Callable 03/15/2031)	6,866,000	5,994,899
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A5, 4.155%,
07/12/2051 (Callable 07/10/2028)(4)	9,372,252	8,839,939
JP Morgan Chase Commercial
Mortgage Securities Trust,
Series 2016-JP2, Class A4, 2.822%,
08/17/2049 (Callable 07/15/2026)	6,545,000	5,978,611
JPMBB Commercial
Mortgage Securities Trust:
Series 2013-C12, Class A5, 3.664%,
07/17/2045 (Callable 06/15/2023)	3,373,000	3,344,491
Series 2013-LC11, Class A5, 2.960%,
04/15/2046 (Callable 05/15/2023)	857,216	850,998
Series 2013-C17, Class A3, 3.928%,
01/17/2047 (Callable 01/15/2024)	56,862	55,764
Series 2014-C23, Class A5, 3.934%,
09/17/2047 (Callable 02/15/2026)	600,000	581,337
Series 2014-C25, Class ASB, 3.407%,
11/18/2047 (Callable 11/15/2024)	93,862	91,627
Series 2014-C26, Class A4, 3.494%,
01/17/2048 (Callable 01/15/2025)	14,480,202	13,870,814
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	250,000	238,365
Series 2016-C4, Class A3, 3.141%,
12/17/2049 (Callable 04/15/2027)	17,200,000	15,839,086
JPMCC Commercial
Mortgage Securities Trust,
Series 2017-C7, Class A5, 3.409%,
10/17/2050 (Callable 11/15/2027)	5,300,000	4,876,614
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2014-C16, Class A4, 3.600%,
06/17/2047 (Callable 06/15/2026)	8,546,774	8,322,221
Series 2015-C27, Class A4, 3.753%,
12/17/2047 (Callable 11/15/2025)	29,745,000	28,241,536
Series 2015-C25, Class ASB, 3.383%,
10/19/2048 (Callable 09/15/2025)	106,098	102,701
Series 2016-C29, Class ASB, 3.140%,
05/17/2049 (Callable 05/15/2026)	3,599,486	3,447,820
Series 2017-C34, Class A4, 3.536%,
11/18/2052 (Callable 10/15/2027)	14,450,000	13,376,980
Morgan Stanley Capital I, Inc.,
Series 2022-L8, Class ASB, 3.795%,
04/16/2055 (Callable 04/15/2032)(4)	9,422,000	8,702,357
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%,
12/17/2047 (Callable 01/15/2025)	6,302,919	6,142,538
Series 2015-C26, Class ASB, 2.991%,
02/15/2048 (Callable 02/15/2025)	43,027	41,767
Series 2015-P2, Class ASB, 3.656%,
12/17/2048 (Callable 12/15/2025)	7,396,396	7,170,556
Series 2015-P2, Class A4, 3.809%,
12/17/2048 (Callable 12/15/2025)	21,269,144	20,241,906
Series 2017-C40, Class A3, 3.317%,
10/17/2050 (Callable 10/15/2027)	8,800,000	8,096,246
Series 2019-C50, Class ASB, 3.635%,
05/17/2052 (Callable 05/15/2029)	4,100,000	3,867,887
Series 2019-C54, Class A4, 3.146%,
12/17/2052 (Callable 11/15/2029)	14,625,000	12,810,490
WFRBS Commercial Mortgage Trust:
Series 2014-C24, Class ASB, 3.324%,
11/18/2047 (Callable 11/15/2024)	3,750,721	3,675,559
Series 2014-C24, Class A4, 3.343%,
11/18/2047 (Callable 11/15/2024)	250,000	238,365
Total Non-U.S. Government Agency Issues
(Cost $356,802,883)		328,049,237	4.6%
Total Commercial
Mortgage-Backed Securities
(Cost $437,056,170)		403,093,132	5.7%
Asset Backed Securities
Ford Credit Auto Owner Trust,
Series 2018-1, Class A, 3.190%,
07/15/2031 (Callable 01/15/2025)(2)	12,375,000	11,827,354
GMF Floorplan Owner Revolving Trust,
Series 2019-2, Class A,
2.900%, 04/15/2026(2)	225,000	218,306
Golden Credit Card Trust,
Series 2022-4A, Class A,
4.310%, 09/15/2027(1)(2)	24,675,000	24,299,787
Louisiana Local Government
Environmental Facilities &
Community Development Authority,
3.615%, 02/01/2029	27,875,000	27,020,523
MMAF Equipment Finance LLC,
Series 2020-A, Class A3, 0.970%,
04/09/2027 (Callable 09/09/2026)(2)	6,550,000	6,078,294
Navient Private Education Refi Loan Trust:
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 02/15/2029)(2)	17,237,824	14,618,111
Series 2022-BA, Class A, 4.160%,
10/15/2070 (Callable 06/15/2029)(2)	19,436,929	18,184,864
Nelnet Student Loan Trust:
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	5,858,200	5,188,626
Series 2021-DA, Class AFX, 1.630%,
04/20/2062 (Callable 08/20/2031)(2)	1,361,617	1,228,123
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%,
12/15/2023 (Callable 01/15/2023)	1,595	1,589
PFS Financing Corp.:
Series 2020-G, Class A,
0.970%, 02/17/2026(2)	4,985,000	4,703,375
Series 2021-A, Class A,
0.710%, 04/15/2026(2)	14,675,000	13,809,624

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
SBA Tower Trust, 1.840%,
10/15/2051 (Callable 04/15/2026)(2)	$16,200,000	$13,742,687
Synchrony Card Funding LLC,
Series 2022-A1, Class A, 3.370%,
04/15/2028 (Callable 04/15/2025)	21,075,000	20,345,639
Texas Electric Market
Stabilization Funding N LLC,
4.265%, 08/01/2036(2)	16,275,000	15,483,656
Towd Point Mortgage Trust,
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2023)(2)(4)	6,893,155	6,416,383
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	26,242,000	25,294,929
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	225,000	205,984
Total Asset Backed Securities
(Cost $222,207,081)		208,667,854	3.0%
Total Long-Term Investments
(Cost $7,417,127,826)		6,892,281,860	97.9%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(5)	120,654,995	120,654,995
Total Short-Term Investment
(Cost $120,654,995)		120,654,995	1.7%
Total Investments
(Cost $7,537,782,821)		7,012,936,855	99.6%
Other Assets in Excess of Liabilities		27,017,957	0.4%
TOTAL NET ASSETS		$7,039,954,812	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
NATL – National Public Finance Guarantee Corp.
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $1,359,270,815, which represented 19.31% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.
(8)	Security in default.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$3,328,440,139	$—	$3,328,440,139
Other Government Related Security	—	16,326,272	—	16,326,272
Corporate Bonds	—	2,643,494,332	—	2,643,494,332
Municipal Bonds	—	91,049,033	—	91,049,033
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	1,361	—	1,361
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	201,209,737	—	201,209,737
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	75,043,895	—	75,043,895
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	328,049,237	—	328,049,237
Asset Backed Securities	—	208,667,854	—	208,667,854
Total Long-Term Investments	—	6,892,281,860	—	6,892,281,860
Short-Term Investment
Money Market Mutual Fund	120,654,995	—	—	120,654,995
Total Short-Term Investment	120,654,995	—	—	120,654,995
Total Investments	$120,654,995	$6,892,281,860	$—	$7,012,936,855

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2022 (Unaudited)

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Aggregate Bond Index. The Bloomberg Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities with maturities of at least one year.

The Fed viewed the inflation spike in 2021 as transitory but it continued to rise further and proved more persistent than expected in 2022. By the spring, the Fed’s view on inflation had shifted and a very aggressive monetary policy ensued. Between March 2022 and year end, the Fed hiked rates seven times for a total increase of 425 bps designed to bring inflation back to the Fed’s long-term target of 2%. Treasury yields reacted in historic fashion to both the inflation data and the aggressive policy changes and rates rose sharply across the curve. The benchmark 10-year Treasury yield climbed 237 bps in 2022, its biggest annual move since the 1950s, and finished the year at 3.88%. The 2-year Treasury yield exhibited an even greater increase of 369 bps, to close the year at 4.43%. The combination of the increase in 2-year and 10-year yields resulted in a persistently inverted yield curve from July through year end. The upward trajectory in inflation was exacerbated by global events, specifically the war in Ukraine and China’s zero-COVID-19 policy. Russia’s invasion led to higher global food and energy prices, while China’s lockdowns allowed supply chain constraints to persist. For relief, President Biden released an estimated 165 million barrels of oil from the US Strategic Petroleum Reserve which, along with a slowing global economy, helped lower the price of West Texas Intermediate (WTI) Crude oil, a key benchmark of oil prices. Negative fixed income returns driven by the sharp increase in rates in 2022 contributed to record redemptions from bond funds, which experienced $331 billion of net redemptions (following record inflows in 2021 of $592 billion).

During 2022, the Institutional Class Shares of the Fund (BAGIX) posted a net return of -13.35% vs. a -13.01% return for the Bloomberg U.S. Aggregate Bond Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Negative
•	Modest negative – Overweight investment grade credit
•	Negative – Active positioning within investment grade credit
o	Modest negative – Overweight BBB credit
o	Negative – Overweight financials and 5–10-year credit overall

Securitized – Positive overall
•	Positive – Underweight agency residential mortgage-backed securities (RMBS)
•	Modest negative – Overweight non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) at the top of the capital structure

Yield Curve and Convexity – Positive overall
•	Positive – Positive convexity tilt of overall portfolio versus the benchmark
•	Modest positive – Yield curve positioning
o	Positive – Underweight 1–2-year maturities and overweight 5–7-year maturities as the 2–5-year portion of the yield curve inverted
o	Negative – Overweight 20-year maturities and underweight 30-year maturities as the 20–30-year portion of the yield curve inverted further

The massive repricing of the fixed income markets in 2022 provides for a more favorable backdrop for investors in 2023. As we enter the new year, we expect the economic momentum from the second half of 2022 will carry into early 2023 but then fade as the aggressive Fed tightening leads to an economic slowdown, if not a mild recession later in 2023. Yet, inflation should also slow, but to what level remains the key question. The Fed’s focus going forward is less about “how high” the federal funds rate may go, but instead “how long” it may need to stay at this peak (terminal) rate. A “higher for longer” federal funds rate should translate into the inverted Treasury curve likely continuing for 2023. However, with most of the Fed’s rate hikes behind us, we expect the extreme price volatility of the fixed income markets to moderate. The 2022 rise in Treasury yields and wider credit spreads likely offer investors additional income for years to come. A diligent focus on valuations and risk management remains critical, as a slowing economy will pressure corporate earnings. However, corporate credit fundamentals are currently on solid footing, and even if credit spreads widen further, expectations for moderate supply combined with the additional yield the sector now offers should be a beneficial offset.

In 2022, we modestly increased the Fund’s overweight to investment grade corporate credit at wider spreads favoring the financial sector. While we are maintaining the Fund’s underweight to agency residential mortgage-backed securities (RMBS), we used periods of weakness during 2022 to increase the Fund’s relative exposure at more attractive spread levels. In addition, we selectively increased the Fund’s exposure within non-agency securitized sub-sectors given more attractive relative valuations and continued robust levels of loss protection at the top of the capital structure. The Fund remains duration neutral relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(6)

	Net Assets	$34,783,647,536

	SEC 30-Day Yield(3)
	Institutional Class	4.17%
	Investor Class	3.91%

	Average Effective Duration	6.17 years

	Average Effective Maturity	8.23 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	43%

	Number of Holdings	1,582
Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total investments.

Baird Aggregate Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-13.35%	0.25%	1.49%	4.25%
Investor Class Shares	-13.52%	0.01%	1.24%	4.00%
Bloomberg U.S. Aggregate Bond Index(2)	-13.01%	0.02%	1.06%	3.80%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2022.
(2)
The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
3.000%, 06/30/2024	$432,175,000	$421,978,371
1.500%, 02/15/2025	255,800,000	240,941,617
0.250%, 05/31/2025	345,025,000	313,474,082
2.875%, 06/15/2025	659,200,000	637,621,497
2.250%, 11/15/2025	202,875,000	192,200,288
1.125%, 10/31/2026	580,875,000	520,246,172
2.000%, 11/15/2026	154,125,000	142,692,055
4.125%, 10/31/2027	75,000,000	75,398,437
1.125%, 08/31/2028	878,850,000	752,034,687
2.375%, 03/31/2029	407,025,000	370,949,230
1.250%, 08/15/2031	345,500,000	281,110,136
2.875%, 05/15/2032	671,175,000	620,732,004
1.375%, 11/15/2040	1,036,475,000	678,931,610
2.250%, 05/15/2041	192,700,000	145,894,977
2.375%, 02/15/2042	50,000,000	38,449,219
2.875%, 05/15/2043	1,074,020,000	882,878,003
2.500%, 02/15/2045	1,570,375,000	1,191,399,354
1.250%, 05/15/2050	330,175,000	179,571,349
1.375%, 08/15/2050	434,450,000	243,919,915
Total U.S. Treasury Securities
(Cost $9,252,503,324)		7,930,423,003	22.8%
Other Government Related Securities
Comision Federal de Electricidad,
4.875%, 01/15/2024(1)(2)	3,423,000	3,387,059
Freeport Indonesia PT,
5.315%, 04/14/2032
(Callable 01/01/2032)(1)(2)	15,000,000	13,758,514
NBN Co. Ltd.:
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	18,625,000	14,842,427
2.500%, 01/08/2032
(Callable 10/08/2031)(1)(2)	46,650,000	36,358,741
Petroleos Mexicanos:
5.950%, 01/28/2031
(Callable 10/28/2030)(1)	558,000	422,277
6.700%, 02/16/2032
(Callable 11/16/2031)(1)	1,020,000	801,103
6.350%, 02/12/2048(1)	8,500,000	5,195,625
Total Other Government
Related Securities
(Cost $92,616,905)		74,765,746	0.2%
Corporate Bonds
Industrials
Abbott Laboratories,
4.900%, 11/30/2046
(Callable 05/30/2046)	4,700,000	4,582,198
AbbVie, Inc.:
3.800%, 03/15/2025
(Callable 12/15/2024)	16,425,000	16,021,277
2.950%, 11/21/2026
(Callable 09/21/2026)	9,625,000	8,961,875
4.550%, 03/15/2035
(Callable 09/15/2034)	26,098,000	24,513,364
4.500%, 05/14/2035
(Callable 11/14/2034)	17,395,000	16,159,924
4.300%, 05/14/2036
(Callable 11/14/2035)	6,000,000	5,456,114
4.050%, 11/21/2039
(Callable 05/21/2039)	12,700,000	10,933,423
Adventist Health System:
2.952%, 03/01/2029
(Callable 12/01/2028)	19,250,000	16,521,061
3.630%, 03/01/2049
(Callable 09/01/2048)	9,000,000	6,421,391
Agilent Technologies, Inc.,
2.100%, 06/04/2030
(Callable 03/04/2030)	14,000,000	11,361,316
Air Products and Chemicals, Inc.,
2.700%, 05/15/2040
(Callable 11/15/2039)	10,425,000	7,801,978
Alcon Finance Corp.:
2.750%, 09/23/2026
(Callable 07/23/2026)(1)(2)	14,770,000	13,531,618
3.800%, 09/23/2049
(Callable 03/23/2049)(1)(2)	7,000,000	5,353,348
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	21,494,000	18,521,795
Allegion US Holding Co., Inc.:
3.200%, 10/01/2024
(Callable 08/01/2024)	29,750,000	28,621,823
3.550%, 10/01/2027
(Callable 07/01/2027)	11,975,000	10,825,464
5.411%, 07/01/2032
(Callable 04/01/2032)	12,675,000	12,297,193
Amgen, Inc.:
3.150%, 02/21/2040
(Callable 08/21/2039)	13,350,000	9,874,240
4.400%, 05/01/2045
(Callable 11/01/2044)	12,300,000	10,343,974
4.200%, 02/22/2052
(Callable 08/22/2051)	4,000,000	3,191,854
Anglo American Capital PLC:
4.875%, 05/14/2025(1)(2)	3,376,000	3,315,747
4.750%, 04/10/2027(1)(2)	10,000,000	9,672,279
4.500%, 03/15/2028
(Callable 12/15/2027)(1)(2)	2,570,000	2,434,768
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	35,000,000	28,520,445
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029
(Callable 10/23/2028)(1)	4,075,000	4,031,685
4.375%, 04/15/2038
(Callable 10/15/2037)(1)	7,000,000	6,288,185
5.450%, 01/23/2039
(Callable 07/23/2038)(1)	20,000,000	20,061,984
4.900%, 02/01/2046
(Callable 08/01/2045)(1)	67,184,000	61,576,495
AP Moller – Maersk A/S:
3.875%, 09/28/2025
(Callable 06/28/2025)(1)(2)	8,900,000	8,589,450
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	8,000,000	7,614,723
Apple, Inc.,
2.650%, 05/11/2050
(Callable 11/11/2049)	10,000,000	6,671,583
AptarGroup, Inc.,
3.600%, 03/15/2032
(Callable 12/15/2031)	7,500,000	6,235,751
ArcelorMittal:
4.550%, 03/11/2026(1)	13,000,000	12,585,979
6.550%, 11/29/2027
(Callable 10/29/2027)(1)	4,925,000	4,949,303

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
ArcelorMittal: (cont.)
4.250%, 07/16/2029(1)	$25,000,000	$22,456,868
6.800%, 11/29/2032
(Callable 08/29/2032)(1)	25,000,000	24,833,090
7.000%, 10/15/2039(1)	15,906,000	16,218,786
Ashtead Capital, Inc.,
5.500%, 08/11/2032
(Callable 05/11/2032)(1)(2)	10,000,000	9,596,546
AT&T, Inc.:
2.550%, 12/01/2033
(Callable 09/01/2033)	22,965,000	17,717,354
4.900%, 08/15/2037
(Callable 02/14/2037)	20,000,000	18,496,989
3.500%, 09/15/2053
(Callable 03/15/2053)	10,000,000	6,743,732
3.550%, 09/15/2055
(Callable 03/15/2055)	60,110,000	40,288,350
3.800%, 12/01/2057
(Callable 06/01/2057)	19,423,000	13,507,181
3.650%, 09/15/2059
(Callable 03/15/2059)	49,359,000	33,204,910
BAE Systems PLC,
1.900%, 02/15/2031
(Callable 11/15/2030)(1)(2)	18,500,000	14,391,759
Bayer US Finance II LLC:
5.500%, 08/15/2025(1)(2)	14,400,000	14,244,307
4.250%, 12/15/2025
(Callable 10/15/2025)(1)(2)	14,440,000	14,006,418
Bayport Polymers LLC,
4.743%, 04/14/2027
(Callable 03/14/2027)(2)	61,325,000	56,899,091
Becle SAB de,
2.500%, 10/14/2031
(Callable 07/14/2031)(1)(2)	32,375,000	25,155,375
Becton Dickinson and Co.:
3.363%, 06/06/2024
(Callable 04/06/2024)	2,855,000	2,790,006
3.734%, 12/15/2024
(Callable 09/15/2024)	1,094,000	1,066,546
2.823%, 05/20/2030
(Callable 02/20/2030)	15,000,000	12,909,891
4.875%, 05/15/2044
(Callable 11/15/2043)	10,815,000	9,116,723
Bell Canada, Inc.:
4.464%, 04/01/2048
(Callable 10/01/2047)(1)	1,225,000	1,050,165
4.300%, 07/29/2049
(Callable 01/29/2049)(1)	4,123,000	3,369,982
Bimbo Bakeries USA, Inc.,
4.000%, 05/17/2051
(Callable 11/17/2050)(1)(2)	18,930,000	14,348,133
Boardwalk Pipelines LP:
4.950%, 12/15/2024
(Callable 09/15/2024)	27,631,000	27,311,289
5.950%, 06/01/2026
(Callable 03/01/2026)	28,506,000	28,894,230
4.450%, 07/15/2027
(Callable 04/15/2027)	14,877,000	14,170,235
4.800%, 05/03/2029
(Callable 02/03/2029)	16,918,000	15,960,406
3.400%, 02/15/2031
(Callable 11/15/2030)	5,825,000	4,887,152
3.600%, 09/01/2032
(Callable 06/01/2032)	25,550,000	21,216,808
Boeing Co.:
2.196%, 02/04/2026
(Callable 02/04/2023)	47,500,000	43,203,578
5.040%, 05/01/2027
(Callable 03/01/2027)	5,140,000	5,088,979
5.150%, 05/01/2030
(Callable 02/01/2030)	26,150,000	25,582,786
Bon Secours Mercy Health, Inc.:
3.464%, 06/01/2030
(Callable 12/01/2029)	8,000,000	7,169,435
3.205%, 06/01/2050
(Callable 12/01/2049)	10,800,000	7,237,969
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	27,301,000	26,773,510
Boston Scientific Corp.,
1.900%, 06/01/2025
(Callable 05/01/2025)	15,000,000	14,011,527
Bristol-Myers Squibb Co.,
3.700%, 03/15/2052
(Callable 09/15/2051)	10,000,000	7,738,664
British Telecommunications PLC,
9.625%, 12/15/2030(1)	42,015,000	50,446,111
Broadcom, Inc.:
3.625%, 10/15/2024
(Callable 09/15/2024)	13,075,000	12,736,349
3.150%, 11/15/2025
(Callable 10/15/2025)	23,600,000	22,373,760
4.000%, 04/15/2029
(Callable 02/15/2029)(2)	6,000,000	5,461,237
4.750%, 04/15/2029
(Callable 01/15/2029)	43,900,000	41,900,953
5.000%, 04/15/2030
(Callable 01/15/2030)	11,000,000	10,469,592
4.150%, 04/15/2032
(Callable 01/15/2032)(2)	33,000,000	29,070,284
3.137%, 11/15/2035
(Callable 08/15/2035)(2)	12,000,000	8,863,794
3.500%, 02/15/2041
(Callable 08/15/2040)(2)	21,000,000	15,096,110
Broadridge Financial Solutions, Inc.,
2.900%, 12/01/2029
(Callable 09/01/2029)	11,300,000	9,596,209
Bunge Limited Finance Corp.:
1.630%, 08/17/2025
(Callable 07/17/2025)	10,000,000	9,119,144
3.250%, 08/15/2026
(Callable 05/15/2026)	11,550,000	10,772,478
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045
(Callable 10/01/2044)	3,000,000	2,575,623
Cameron LNG LLC,
3.302%, 01/15/2035
(Callable 09/15/2034)(2)	20,000,000	16,183,823
Campbell Soup Co.,
3.950%, 03/15/2025
(Callable 01/15/2025)	21,325,000	20,826,659
Canadian Natural Resources Ltd.,
6.500%, 02/15/2037(1)	982,000	983,170
Carlisle Companies, Inc.:
3.500%, 12/01/2024
(Callable 10/01/2024)	5,000,000	4,834,066
2.750%, 03/01/2030
(Callable 12/01/2029)	16,000,000	13,361,779

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Carrier Global Corp.:
2.242%, 02/15/2025
(Callable 01/15/2025)	$1,130,000	$1,065,312
2.493%, 02/15/2027
(Callable 12/15/2026)	25,975,000	23,447,572
2.722%, 02/15/2030
(Callable 11/15/2029)	6,861,000	5,789,234
2.700%, 02/15/2031
(Callable 11/15/2030)	18,500,000	15,318,517
3.377%, 04/05/2040
(Callable 10/05/2039)	10,000,000	7,634,323
CCL Industries, Inc.,
3.050%, 06/01/2030
(Callable 03/01/2030)(1)(2)	20,000,000	16,519,644
CDW LLC / CDW Finance Corp.,
2.670%, 12/01/2026
(Callable 11/01/2026)	9,000,000	7,990,362
Celanese US Holdings LLC:
3.500%, 05/08/2024
(Callable 04/08/2024)	10,640,000	10,273,767
6.330%, 07/15/2029
(Callable 05/15/2029)	8,675,000	8,446,382
Cellnex Finance Co.,
3.875%, 07/07/2041
(Callable 04/07/2041)(1)(2)	47,507,000	32,494,788
Celulosa Arauco y Constitucion SA,
3.875%, 11/02/2027
(Callable 08/02/2027)(1)	12,000,000	11,229,512
CF Industries, Inc.,
5.150%, 03/15/2034	3,000,000	2,851,359
Charter Communications Operating LLC:
4.908%, 07/23/2025
(Callable 04/23/2025)	54,750,000	53,704,210
3.750%, 02/15/2028
(Callable 11/15/2027)	5,000,000	4,518,365
5.050%, 03/30/2029
(Callable 12/30/2028)	36,857,000	34,714,211
2.300%, 02/01/2032
(Callable 11/01/2031)	15,525,000	11,468,943
6.384%, 10/23/2035
(Callable 04/23/2035)	37,906,000	37,102,566
3.500%, 06/01/2041
(Callable 12/01/2040)	22,225,000	14,561,638
3.500%, 03/01/2042
(Callable 09/01/2041)	11,050,000	7,163,831
4.400%, 12/01/2061
(Callable 06/01/2061)	24,375,000	15,684,356
Cheniere Corpus Christi Holdings LLC:
5.875%, 03/31/2025
(Callable 10/02/2024)	5,646,000	5,678,007
5.125%, 06/30/2027
(Callable 01/01/2027)	25,486,000	25,212,615
3.700%, 11/15/2029
(Callable 05/18/2029)	13,723,000	12,428,948
2.742%, 12/31/2039
(Callable 07/04/2039)	15,000,000	11,645,210
Church & Dwight Co., Inc.,
5.000%, 06/15/2052
(Callable 12/15/2051)	6,725,000	6,367,726
Cia Cervecerias Unidas SA,
3.350%, 01/19/2032
(Callable 10/19/2031)(1)(2)	25,000,000	21,085,500
Cigna Corp.:
4.125%, 11/15/2025
(Callable 09/15/2025)	3,190,000	3,118,869
4.500%, 02/25/2026
(Callable 11/27/2025)	9,810,000	9,668,996
2.400%, 03/15/2030
(Callable 12/15/2029)	15,000,000	12,591,744
4.800%, 08/15/2038
(Callable 02/15/2038)	5,000,000	4,654,836
CNH Industrial Capital LLC,
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	20,000,000	18,155,327
CNH Industrial NV,
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	23,656,000	22,193,267
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	6,199,000	6,108,196
5.800%, 06/01/2045
(Callable 12/01/2044)(1)	10,776,000	10,448,702
Comcast Corp.:
3.300%, 04/01/2027
(Callable 02/01/2027)	9,125,000	8,611,657
3.200%, 07/15/2036
(Callable 01/15/2036)	6,000,000	4,886,211
3.969%, 11/01/2047
(Callable 05/01/2047)	8,622,000	6,892,737
2.987%, 11/01/2063
(Callable 05/01/2063)	14,646,000	8,944,393
CommonSpirit Health,
3.347%, 10/01/2029
(Callable 04/01/2029)	17,635,000	15,397,429
Conagra Brands, Inc.:
7.125%, 10/01/2026	6,441,000	6,785,211
7.000%, 10/01/2028	4,300,000	4,592,506
5.300%, 11/01/2038
(Callable 05/01/2038)	5,000,000	4,763,305
Corning, Inc.,
4.375%, 11/15/2057
(Callable 05/15/2057)	9,000,000	7,015,655
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	4,725,000	4,567,636
3.350%, 09/15/2026
(Callable 06/15/2026)(2)	25,300,000	23,682,937
4.800%, 02/01/2035
(Callable 08/01/2034)(2)	14,000,000	12,460,744
3.600%, 06/15/2051
(Callable 12/15/2050)(2)	21,000,000	14,615,465
CSL Finance PLC:
4.050%, 04/27/2029
(Callable 02/27/2029)(2)	7,500,000	7,084,696
4.750%, 04/27/2052
(Callable 10/27/2051)(2)	5,000,000	4,512,652
CSX Corp.,
4.650%, 03/01/2068
(Callable 09/01/2067)	9,000,000	7,648,617
CVS Health Corp.:
3.625%, 04/01/2027
(Callable 02/01/2027)	3,000,000	2,850,980
3.250%, 08/15/2029
(Callable 05/15/2029)	8,000,000	7,175,506
4.780%, 03/25/2038
(Callable 09/25/2037)	40,059,000	36,621,129
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CVS Health Corp.: (cont.)
2.700%, 08/21/2040
(Callable 02/21/2040)	$5,000,000	$3,476,117
5.125%, 07/20/2045
(Callable 01/20/2045)	44,155,000	40,065,359
5.050%, 03/25/2048
(Callable 09/25/2047)	42,300,000	38,158,465
Dell International LLC / EMC Corp.:
6.020%, 06/15/2026
(Callable 03/15/2026)	80,596,000	82,399,859
6.100%, 07/15/2027
(Callable 05/15/2027)	5,580,000	5,740,680
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	27,000,000	22,479,246
Deutsche Telekom International
Finance BV,
8.750%, 06/15/2030(1)	8,661,000	10,239,719
Dignity Health,
5.267%, 11/01/2064	2,921,000	2,535,208
Dollar General Corp.,
3.500%, 04/03/2030
(Callable 01/03/2030)	7,000,000	6,305,708
DuPont de Nemours, Inc.:
4.493%, 11/15/2025
(Callable 09/15/2025)	10,000,000	9,842,458
5.319%, 11/15/2038
(Callable 05/15/2038)	29,000,000	27,962,085
DXC Technology Co.:
1.800%, 09/15/2026
(Callable 08/15/2026)	29,000,000	25,293,156
2.375%, 09/15/2028
(Callable 07/15/2028)	65,000,000	54,803,464
Eagle Materials, Inc.,
2.500%, 07/01/2031
(Callable 04/01/2031)	8,700,000	6,847,532
Eastern Gas Transmission & Storage, Inc.:
4.800%, 11/01/2043
(Callable 05/01/2043)	4,017,000	3,499,735
4.600%, 12/15/2044
(Callable 06/15/2044)	3,674,000	3,035,032
Eaton Corp.,
4.700%, 08/23/2052
(Callable 02/23/2052)	6,325,000	5,766,578
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	4,000,000	3,976,971
Element Fleet Management Corp.,
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	18,492,000	17,519,688
Enbridge Energy Partners LP:
7.500%, 04/15/2038(1)	4,500,000	4,963,627
7.375%, 10/15/2045
(Callable 04/15/2045)(1)	20,000,000	22,465,248
Energy Transfer LP:
3.900%, 05/15/2024
(Callable 02/15/2024)	5,000,000	4,871,351
3.900%, 07/15/2026
(Callable 04/15/2026)	10,000,000	9,451,842
5.500%, 06/01/2027
(Callable 03/01/2027)	7,019,000	6,979,468
4.000%, 10/01/2027
(Callable 07/01/2027)	2,000,000	1,869,557
5.250%, 04/15/2029
(Callable 01/15/2029)	22,666,000	21,983,923
3.750%, 05/15/2030
(Callable 02/15/2030)	2,775,000	2,454,804
4.900%, 03/15/2035
(Callable 09/15/2034)	4,550,000	4,068,115
6.625%, 10/15/2036	15,094,000	15,193,268
5.800%, 06/15/2038
(Callable 12/15/2037)	9,539,000	8,773,083
7.500%, 07/01/2038	12,294,000	13,116,027
6.050%, 06/01/2041
(Callable 12/01/2040)	1,611,000	1,520,927
6.500%, 02/01/2042
(Callable 08/01/2041)	7,603,000	7,518,511
5.950%, 10/01/2043
(Callable 04/01/2043)	3,550,000	3,296,446
6.125%, 12/15/2045
(Callable 06/15/2045)	5,797,000	5,395,994
5.400%, 10/01/2047
(Callable 04/01/2047)	7,425,000	6,276,782
6.000%, 06/15/2048
(Callable 12/15/2047)	10,000,000	9,034,882
6.250%, 04/15/2049
(Callable 10/15/2048)	3,850,000	3,602,485
Energy Transfer Partners LP,
4.050%, 03/15/2025
(Callable 12/15/2024)	21,190,000	20,541,399
Eni SpA,
4.250%, 05/09/2029
(Callable 02/09/2029)(1)(2)	18,250,000	16,916,036
Enterprise Products Operating LLC:
5.750%, 03/01/2035	4,930,000	4,824,836
3.200%, 02/15/2052
(Callable 08/15/2051)	30,725,000	20,306,110
EQT Corp.:
5.700%, 04/01/2028
(Callable 03/01/2028)	10,000,000	9,945,660
7.000%, 02/01/2030
(Callable 11/01/2029)	5,493,000	5,696,900
EQT Midstream Partners LP:
4.000%, 08/01/2024
(Callable 05/01/2024)	1,123,000	1,079,169
4.125%, 12/01/2026
(Callable 09/01/2026)	10,000,000	8,893,975
Equinix, Inc.:
3.200%, 11/18/2029
(Callable 08/18/2029)	2,000,000	1,743,631
2.150%, 07/15/2030
(Callable 04/15/2030)	7,675,000	6,122,646
ERAC USA Finance LLC,
3.300%, 12/01/2026
(Callable 09/01/2026)(2)	20,225,000	18,785,491
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	33,700,000	32,493,164
FedEx Corp.,
4.950%, 10/17/2048
(Callable 04/17/2048)	15,000,000	13,148,796
Ferguson Finance PLC:
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	43,025,000	40,175,042
3.250%, 06/02/2030
(Callable 03/02/2030)(2)	28,100,000	23,838,699
4.650%, 04/20/2032
(Callable 01/20/2032)(2)	28,125,000	25,681,071

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fidelity National Information
Services, Inc.:
5.100%, 07/15/2032
(Callable 04/15/2032)	$4,500,000	$4,352,285
3.100%, 03/01/2041
(Callable 09/01/2040)	7,100,000	4,920,660
4.500%, 08/15/2046
(Callable 02/15/2046)	23,740,000	18,523,133
Fiserv, Inc.:
3.200%, 07/01/2026
(Callable 05/01/2026)	11,650,000	10,915,603
4.200%, 10/01/2028
(Callable 07/01/2028)	5,000,000	4,739,227
2.650%, 06/01/2030
(Callable 03/01/2030)	28,900,000	24,366,109
4.400%, 07/01/2049
(Callable 01/01/2049)	11,000,000	8,992,194
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	16,000,000	12,526,765
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	15,000,000	14,180,455
6.000%, 01/15/2028
(Callable 12/15/2027)	20,000,000	20,038,204
4.875%, 06/15/2029
(Callable 03/15/2029)	30,627,000	28,893,192
4.875%, 05/12/2030
(Callable 02/12/2030)	21,830,000	20,528,287
FLIR Systems, Inc.,
2.500%, 08/01/2030
(Callable 05/01/2030)	7,000,000	5,664,029
Florida Gas Transmission Co. LLC,
2.550%, 07/01/2030
(Callable 04/01/2030)(2)	18,500,000	14,965,638
Flowserve Corp.,
2.800%, 01/15/2032
(Callable 10/15/2031)	9,625,000	7,234,506
FMC Corp.:
4.100%, 02/01/2024
(Callable 11/01/2023)	46,920,000	46,275,562
3.200%, 10/01/2026
(Callable 08/01/2026)	5,000,000	4,650,472
Fomento Economico
Mexicano SAB de CV:
2.875%, 05/10/2023(1)	5,000,000	4,947,600
4.375%, 05/10/2043(1)	1,874,000	1,561,492
3.500%, 01/16/2050
(Callable 07/16/2049)(1)	42,509,000	29,811,987
Ford Motor Credit Co. LLC:
5.584%, 03/18/2024
(Callable 02/18/2024)	9,350,000	9,227,048
3.664%, 09/08/2024	5,565,000	5,304,343
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	15,000,000	13,030,811
Freeport-McMoRan, Inc.:
4.250%, 03/01/2030
(Callable 03/01/2025)	8,000,000	7,260,250
4.625%, 08/01/2030
(Callable 08/01/2025)	5,000,000	4,658,150
5.450%, 03/15/2043
(Callable 09/15/2042)	8,750,000	7,892,850
Fresenius Medical Care
US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	14,530,000	14,264,360
Fresenius Medical Care
US Finance III, Inc.:
1.875%, 12/01/2026
(Callable 11/01/2026)(1)(2)	4,200,000	3,566,404
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	24,200,000	20,542,447
2.375%, 02/16/2031
(Callable 11/16/2030)(1)(2)	25,000,000	18,376,413
3.000%, 12/01/2031
(Callable 09/01/2031)(1)(2)	10,000,000	7,540,093
GE Capital Funding LLC,
4.550%, 05/15/2032
(Callable 02/15/2032)	10,716,000	10,184,986
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	21,479,000	21,877,861
General Motors Financial Co., Inc.:
1.700%, 08/18/2023	40,500,000	39,569,625
5.100%, 01/17/2024
(Callable 12/17/2023)	33,000,000	32,878,508
2.900%, 02/26/2025
(Callable 01/26/2025)	13,000,000	12,318,209
6.050%, 10/10/2025	22,125,000	22,490,971
1.250%, 01/08/2026
(Callable 12/08/2025)	19,000,000	16,749,115
2.350%, 02/26/2027
(Callable 01/26/2027)	11,000,000	9,620,380
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	59,575,000	57,013,262
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	25,000,000	22,281,960
Gilead Sciences, Inc.,
4.600%, 09/01/2035
(Callable 03/01/2035)	4,600,000	4,389,698
Glencore Finance (Canada) Ltd.,
5.550%, 10/25/2042(1)(2)	5,000,000	4,514,301
Glencore Funding LLC:
4.125%, 05/30/2023(1)(2)	3,691,000	3,671,805
4.625%, 04/29/2024(1)(2)	35,620,000	35,199,640
4.000%, 04/16/2025(1)(2)	4,450,000	4,307,978
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	25,550,000	24,147,471
3.875%, 10/27/2027
(Callable 07/27/2027)(1)(2)	2,000,000	1,866,880
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	11,000,000	10,560,274
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	61,437,000	50,026,655
3.875%, 04/27/2051
(Callable 10/27/2050)(1)(2)	6,000,000	4,326,719
3.375%, 09/23/2051
(Callable 03/23/2051)(1)(2)	6,000,000	3,935,681
Global Payments, Inc.:
4.800%, 04/01/2026
(Callable 01/01/2026)	13,830,000	13,482,480
3.200%, 08/15/2029
(Callable 05/15/2029)	7,500,000	6,388,415
2.900%, 05/15/2030
(Callable 02/15/2030)	14,467,000	11,898,279

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Grupo Bimbo SAB de CV:
3.875%, 06/27/2024(1)(2)	$18,220,000	$17,849,889
4.875%, 06/27/2044(1)(2)	8,250,000	7,174,612
4.700%, 11/10/2047
(Callable 05/10/2047)(1)(2)	25,000,000	21,259,831
4.000%, 09/06/2049(1)(2)	7,300,000	5,568,891
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	5,000,000	4,839,891
HCA, Inc.:
5.250%, 04/15/2025	30,686,000	30,529,729
4.500%, 02/15/2027
(Callable 08/15/2026)	15,000,000	14,476,257
4.125%, 06/15/2029
(Callable 03/15/2029)	15,000,000	13,727,676
3.500%, 09/01/2030
(Callable 03/01/2030)	14,405,000	12,461,648
3.625%, 03/15/2032
(Callable 12/15/2031)(2)	16,000,000	13,585,627
4.625%, 03/15/2052
(Callable 09/15/2051)(2)	20,000,000	15,676,759
HP, Inc.:
2.200%, 06/17/2025
(Callable 05/17/2025)	15,000,000	14,042,278
3.000%, 06/17/2027
(Callable 04/17/2027)	35,000,000	31,993,867
Hubbell, Inc.,
3.150%, 08/15/2027
(Callable 05/15/2027)	11,700,000	10,652,375
Huntington Ingalls Industries, Inc.,
2.043%, 08/16/2028
(Callable 06/16/2028)	35,513,000	29,327,735
Hutchison Whampoa International Ltd.,
3.625%, 10/31/2024(1)(2)	7,850,000	7,632,319
Hyundai Capital America:
1.250%, 09/18/2023(1)(2)	14,000,000	13,567,856
3.400%, 06/20/2024(1)(2)	19,025,000	18,365,264
1.800%, 10/15/2025
(Callable 09/15/2025)(1)(2)	3,000,000	2,694,038
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	10,000,000	8,752,695
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	22,550,000	19,913,027
Infor, Inc.,
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	17,375,000	15,708,760
Ingersoll-Rand Luxembourg Finance SA,
4.500%, 03/21/2049
(Callable 09/21/2048)	10,000,000	8,159,886
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	26,775,000	22,755,319
Intel Corp.,
4.900%, 08/05/2052
(Callable 02/05/2052)	10,000,000	8,897,532
International Business Machines Corp.,
4.150%, 05/15/2039	11,325,000	9,818,871
International Flavors & Fragrances, Inc.,
1.832%, 10/15/2027
(Callable 08/15/2027)(2)	10,000,000	8,405,836
JAB Holdings BV:
2.200%, 11/23/2030
(Callable 08/23/2030)(1)(2)	18,925,000	14,229,673
4.500%, 04/08/2052
(Callable 10/08/2051)(1)(2)	20,750,000	14,170,241
JBS USA Lux SA / JBS USA Food Co. /
JBS USA Finance, Inc.:
3.000%, 02/02/2029
(Callable 12/02/2028)(2)	10,000,000	8,270,590
3.000%, 05/15/2032
(Callable 02/15/2032)(2)	18,525,000	14,173,487
JBS USA LUX SA / JBS USA Food Co. /
JBS USA Finance, Inc.,
5.750%, 04/01/2033
(Callable 01/01/2033)(2)	27,975,000	26,681,995
JM Smucker Co.:
3.500%, 03/15/2025	5,000,000	4,841,302
2.375%, 03/15/2030
(Callable 12/15/2029)	9,125,000	7,579,877
Johnson Controls International PLC:
3.900%, 02/14/2026
(Callable 11/14/2025)	3,645,000	3,543,330
6.000%, 01/15/2036	892,000	931,526
4.500%, 02/15/2047
(Callable 08/15/2046)	4,400,000	3,642,830
4.950%, 07/02/2064
(Callable 01/02/2064)(7)	4,029,000	3,367,354
Kansas City Southern:
4.700%, 05/01/2048
(Callable 11/01/2047)(1)	10,075,000	8,733,115
3.500%, 05/01/2050
(Callable 11/01/2049)(1)	12,000,000	8,603,477
Kellogg Co.,
2.100%, 06/01/2030
(Callable 03/01/2030)	20,000,000	16,307,416
Keurig Dr Pepper, Inc.,
3.950%, 04/15/2029
(Callable 02/15/2029)	17,650,000	16,454,788
Keysight Technologies, Inc.,
4.600%, 04/06/2027
(Callable 01/06/2027)	36,562,000	35,721,438
Kimberly-Clark de Mexico SAB de CV,
2.431%, 07/01/2031
(Callable 04/01/2031)(1)(2)	10,000,000	8,014,600
Kinder Morgan Energy Partners LP:
4.300%, 05/01/2024
(Callable 02/01/2024)	10,000,000	9,874,185
7.300%, 08/15/2033	8,103,000	8,774,867
5.800%, 03/15/2035	2,150,000	2,108,373
6.500%, 02/01/2037	6,400,000	6,475,352
6.950%, 01/15/2038	14,008,000	14,942,530
6.500%, 09/01/2039	5,359,000	5,428,002
7.500%, 11/15/2040	7,917,000	8,675,972
Kinder Morgan, Inc.:
5.625%, 11/15/2023
(Callable 08/15/2023)(2)	5,017,000	5,019,661
8.050%, 10/15/2030	3,670,000	3,989,803
7.800%, 08/01/2031	16,745,000	18,726,921
7.750%, 01/15/2032	44,035,000	49,545,368
Kinross Gold Corp.,
6.875%, 09/01/2041
(Callable 03/01/2041)(1)	3,000,000	2,896,626
Kraft Heinz Foods Co.:
3.000%, 06/01/2026
(Callable 03/01/2026)	9,249,000	8,666,944
5.000%, 07/15/2035
(Callable 01/15/2035)	10,613,000	10,188,232
7.125%, 08/01/2039(2)	1,425,000	1,575,826

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kyndryl Holdings, Inc.,
2.700%, 10/15/2028
(Callable 08/15/2028)	$35,000,000	$26,335,274
L3Harris Technologies, Inc.,
3.832%, 04/27/2025
(Callable 01/27/2025)	5,000,000	4,859,137
Lafarge SA,
7.125%, 07/15/2036	13,596,000	14,534,085
Leidos, Inc.:
3.625%, 05/15/2025
(Callable 04/15/2025)	12,925,000	12,420,919
4.375%, 05/15/2030
(Callable 02/15/2030)	47,279,000	42,753,168
2.300%, 02/15/2031
(Callable 11/15/2030)	8,175,000	6,282,790
Lundin Energy Finance BV,
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	16,875,000	14,924,300
LYB International Finance III LLC,
2.250%, 10/01/2030
(Callable 07/01/2030)	5,925,000	4,712,305
Magellan Midstream Partners LP:
3.200%, 03/15/2025
(Callable 12/15/2024)	5,000,000	4,768,956
3.950%, 03/01/2050
(Callable 09/01/2049)	5,100,000	3,758,668
Marathon Petroleum Corp.:
3.625%, 09/15/2024
(Callable 06/15/2024)	1,600,000	1,557,701
4.750%, 09/15/2044
(Callable 03/15/2044)	1,500,000	1,257,925
Marriott International, Inc.,
5.000%, 10/15/2027
(Callable 09/15/2027)	12,950,000	12,798,159
Marshfield Clinic Health System, Inc.,
2.703%, 02/15/2030 (Callable
08/15/2029) (Insured by AGM)	23,125,000	19,109,054
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030
(Callable 12/15/2029)	6,200,000	5,140,332
6.250%, 05/01/2037	893,000	896,394
McDonald’s Corp.,
3.300%, 07/01/2025
(Callable 06/01/2025)	3,000,000	2,902,272
Mercedes-Benz Finance
North America LLC,
5.250%, 11/29/2027(1)(2)	8,225,000	8,278,510
Microchip Technology, Inc.,
0.972%, 02/15/2024	10,000,000	9,499,158
Microsoft Corp.:
2.921%, 03/17/2052
(Callable 09/17/2051)	3,125,000	2,232,248
3.950%, 08/08/2056
(Callable 02/08/2056)	9,903,000	8,474,046
2.675%, 06/01/2060
(Callable 12/01/2059)	2,097,000	1,342,886
Midwest Connector Capital Co. LLC,
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	26,022,000	23,565,639
Mohawk Industries, Inc.,
3.625%, 05/15/2030
(Callable 02/15/2030)	10,000,000	8,639,938
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	9,365,000	8,914,568
Molson Coors Beverage Co.,
3.000%, 07/15/2026
(Callable 04/15/2026)	9,889,000	9,188,744
Mosaic Co.:
5.450%, 11/15/2033
(Callable 05/15/2033)	2,000,000	1,950,931
4.875%, 11/15/2041
(Callable 05/15/2041)	5,000,000	4,260,671
MPLX LP:
4.000%, 02/15/2025
(Callable 11/15/2024)	6,000,000	5,818,983
4.875%, 06/01/2025
(Callable 03/01/2025)	18,665,000	18,392,920
1.750%, 03/01/2026
(Callable 02/01/2026)	17,125,000	15,286,047
4.125%, 03/01/2027
(Callable 12/01/2026)	11,700,000	11,058,952
2.650%, 08/15/2030
(Callable 05/15/2030)	22,125,000	18,053,445
4.500%, 04/15/2038
(Callable 10/15/2037)	8,725,000	7,389,111
Mylan, Inc.:
3.125%, 01/15/2023(2)	5,000,000	4,996,159
4.550%, 04/15/2028
(Callable 01/15/2028)	16,705,000	15,501,139
5.200%, 04/15/2048
(Callable 10/15/2047)	9,000,000	6,743,108
Netflix, Inc.,
5.875%, 02/15/2025	5,000,000	5,063,000
Norfolk Southern Corp.,
3.050%, 05/15/2050
(Callable 11/15/2049)	17,000,000	11,430,212
Nova Southeastern University, Inc.,
4.809%, 04/01/2053	7,200,000	6,004,943
Nutrien Ltd.,
4.200%, 04/01/2029
(Callable 01/01/2029)(1)	7,000,000	6,592,209
nVent Finance Sarl,
4.550%, 04/15/2028
(Callable 01/15/2028)	32,634,000	30,013,810
NXP BV / NXP Funding LLC /
NXP USA, Inc.,
2.650%, 02/15/2032
(Callable 11/15/2031)(1)	10,000,000	7,853,440
Occidental Petroleum Corp.:
7.500%, 05/01/2031	7,170,000	7,686,885
7.875%, 09/15/2031	6,320,000	6,958,320
Ochsner LSU Health
System of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	26,620,000	19,583,337
ONEOK, Inc.,
2.750%, 09/01/2024
(Callable 08/01/2024)	1,200,000	1,149,314
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	26,225,000	23,939,868
6.250%, 11/09/2032
(Callable 08/09/2032)	18,000,000	18,892,632
3.850%, 07/15/2036
(Callable 01/15/2036)	7,500,000	6,165,305
4.500%, 07/08/2044
(Callable 01/08/2044)	3,000,000	2,423,960

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oracle Corp.: (cont.)
4.000%, 11/15/2047
(Callable 05/15/2047)	$10,250,000	$7,546,670
3.950%, 03/25/2051
(Callable 09/25/2050)	3,300,000	2,366,031
Orange SA,
9.000%, 03/01/2031(1)	29,044,000	35,630,317
Otis Worldwide Corp.,
3.362%, 02/15/2050
(Callable 08/15/2049)	3,025,000	2,132,959
PeaceHealth Obligated Group,
3.218%, 11/15/2050
(Callable 05/15/2050)	7,200,000	4,710,800
Penske Truck Leasing Co.:
2.700%, 11/01/2024
(Callable 10/01/2024)(2)	5,275,000	4,974,777
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	31,150,000	29,827,210
5.875%, 11/15/2027
(Callable 10/15/2027)(2)	12,000,000	12,102,282
3.350%, 11/01/2029
(Callable 08/01/2029)(2)	2,199,000	1,856,516
PerkinElmer, Inc.:
3.300%, 09/15/2029
(Callable 06/15/2029)	24,200,000	21,115,017
3.625%, 03/15/2051
(Callable 09/15/2050)	12,000,000	8,380,384
Perrigo Finance Unlimited Co.:
4.375%, 03/15/2026
(Callable 12/15/2025)	4,875,000	4,522,001
4.400%, 06/15/2030
(Callable 03/15/2030)	10,000,000	8,520,173
Phillips 66 Co.:
3.605%, 02/15/2025
(Callable 11/15/2024)(2)	3,000,000	2,906,225
3.850%, 04/09/2025
(Callable 03/09/2025)	8,000,000	7,810,838
3.550%, 10/01/2026
(Callable 07/01/2026)(2)	7,000,000	6,573,845
3.150%, 12/15/2029
(Callable 09/15/2029)(2)	12,000,000	10,486,967
2.150%, 12/15/2030
(Callable 09/15/2030)	12,000,000	9,630,041
5.875%, 05/01/2042	6,000,000	6,183,424
4.875%, 11/15/2044
(Callable 05/15/2044)	26,130,000	24,035,528
Plains All American Pipeline LP /
PAA Finance Corp.,
3.550%, 12/15/2029
(Callable 09/15/2029)	10,000,000	8,695,526
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	33,267,000	29,265,101
Quanta Services, Inc.,
2.900%, 10/01/2030
(Callable 07/01/2030)	8,275,000	6,824,632
Raytheon Technologies Corp.:
3.500%, 03/15/2027
(Callable 12/15/2026)	9,578,000	9,134,574
2.250%, 07/01/2030
(Callable 04/01/2030)	24,375,000	20,348,006
4.350%, 04/15/2047
(Callable 10/15/2046)	9,175,000	7,854,436
3.125%, 07/01/2050
(Callable 01/01/2050)	6,000,000	4,234,803
Reliance Industries Ltd.,
2.875%, 01/12/2032(1)(2)	26,000,000	21,152,604
Reliance Steel & Aluminum Co.:
2.150%, 08/15/2030
(Callable 05/15/2030)	10,000,000	7,901,779
6.850%, 11/15/2036	1,650,000	1,721,818
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035(1)	446,000	456,365
Roche Holdings, Inc.,
2.607%, 12/13/2051
(Callable 06/13/2051)(2)	7,000,000	4,551,740
Rogers Communications, Inc.:
3.800%, 03/15/2032
(Callable 12/15/2031)(1)(2)	13,000,000	11,265,121
4.500%, 03/15/2042
(Callable 09/15/2041)(1)(2)	8,750,000	7,187,160
5.450%, 10/01/2043
(Callable 04/01/2043)(1)	16,560,000	15,012,989
RPM International, Inc.,
2.950%, 01/15/2032
(Callable 10/15/2031)	7,350,000	5,811,229
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025
(Callable 12/01/2024)	32,000,000	32,059,236
5.875%, 06/30/2026
(Callable 12/31/2025)	60,000,000	60,709,021
4.500%, 05/15/2030
(Callable 11/15/2029)	4,633,000	4,305,759
5.900%, 09/15/2037
(Callable 03/15/2037)(2)	10,000,000	10,038,540
Samarco Mineracao SA,
5.750%, 10/24/2023(1)(2)(9)	4,463,000	2,008,350
Seagate HDD Cayman,
4.750%, 06/01/2023	7,500,000	7,458,000
Shell International Finance BV:
3.250%, 05/11/2025(1)	5,725,000	5,551,576
4.125%, 05/11/2035(1)	10,000,000	9,312,542
Sherwin-Williams Co.,
4.500%, 06/01/2047
(Callable 12/01/2046)	9,000,000	7,609,879
SK Hynix, Inc.,
1.500%, 01/19/2026(1)(2)	21,852,000	18,957,484
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	1,339,000	1,411,855
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	14,575,000	11,428,325
Smithfield Foods, Inc.:
3.000%, 10/15/2030
(Callable 07/15/2030)(1)(2)	10,000,000	7,619,653
2.625%, 09/13/2031
(Callable 06/13/2031)(1)(2)	20,000,000	14,352,124
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	10,000,000	9,928,656
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	7,000,000	6,177,747
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	61,307,000	59,373,923
Southern Copper Corp.,
7.500%, 07/27/2035(1)	5,000,000	5,807,550
Spectra Energy Partners LP,
4.500%, 03/15/2045
(Callable 09/15/2044)(1)	12,000,000	9,957,691
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Steel Dynamics, Inc.:
2.400%, 06/15/2025
(Callable 05/15/2025)	$5,000,000	$4,692,319
3.250%, 01/15/2031
(Callable 10/15/2030)	7,000,000	5,995,650
Stellantis Finance US, Inc.:
1.711%, 01/29/2027
(Callable 12/29/2026)(2)	8,175,000	7,023,106
5.625%, 01/12/2028
(Callable 12/12/2027)(2)	5,575,000	5,528,161
STERIS Irish FinCo Unlimited Co.,
3.750%, 03/15/2051
(Callable 09/15/2050)	7,500,000	5,369,885
Suntory Holdings Ltd.,
2.250%, 10/16/2024
(Callable 09/16/2024)(1)(2)	8,500,000	7,973,302
Synnex Corporation,
1.750%, 08/09/2026
(Callable 07/09/2026)	24,000,000	20,424,950
Sysco Corp.:
3.300%, 07/15/2026
(Callable 04/15/2026)	11,550,000	10,908,173
5.950%, 04/01/2030
(Callable 01/01/2030)	4,000,000	4,150,551
6.600%, 04/01/2050
(Callable 10/01/2049)	12,455,000	13,664,459
3.150%, 12/14/2051
(Callable 06/14/2051)	9,000,000	5,964,661
Takeda Pharmaceutical Co. Ltd.,
3.175%, 07/09/2050
(Callable 01/09/2050)(1)	10,000,000	6,837,067
Targa Resources Corp.,
5.200%, 07/01/2027
(Callable 06/01/2027)	15,000,000	14,723,574
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	31,115,000	30,461,046
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	30,327,000	28,612,757
Telecom Italia Capital SA,
7.200%, 07/18/2036(1)	5,475,000	4,445,153
Telefonica Emisiones SA:
4.665%, 03/06/2038(1)	4,000,000	3,164,401
5.213%, 03/08/2047(1)	18,100,000	14,625,323
4.895%, 03/06/2048(1)	29,050,000	22,444,752
5.520%, 03/01/2049
(Callable 09/01/2048)(1)	18,775,000	15,811,898
Teva Pharmaceutical Finance
Netherlands III BV:
2.800%, 07/21/2023(1)	25,000,000	24,437,500
3.150%, 10/01/2026(1)	15,000,000	13,117,500
Textron, Inc.,
3.000%, 06/01/2030
(Callable 03/01/2030)	19,675,000	16,790,299
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	853,620
6.750%, 06/15/2039	2,767,000	2,624,971
Timken Co.:
3.875%, 09/01/2024
(Callable 06/01/2024)	11,255,000	10,977,366
4.500%, 12/15/2028
(Callable 09/15/2028)	6,550,000	6,217,599
T-Mobile USA, Inc.:
3.375%, 04/15/2029
(Callable 04/15/2024)	5,350,000	4,711,536
3.875%, 04/15/2030
(Callable 01/15/2030)	119,330,000	108,376,710
2.550%, 02/15/2031
(Callable 11/15/2030)	20,000,000	16,398,360
3.500%, 04/15/2031
(Callable 04/15/2026)	7,000,000	6,042,320
4.375%, 04/15/2040
(Callable 10/15/2039)	24,900,000	21,366,630
3.600%, 11/15/2060
(Callable 05/15/2060)	19,500,000	12,983,486
TransCanada PipeLines Ltd.:
6.200%, 10/15/2037(1)	8,400,000	8,600,614
7.625%, 01/15/2039(1)	21,077,000	24,242,932
Transcontinental Gas Pipe Line Co. LLC:
7.250%, 12/01/2026	3,500,000	3,728,547
4.600%, 03/15/2048
(Callable 09/15/2047)	5,150,000	4,307,283
Triton Container International Ltd.:
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	20,000,000	17,401,502
3.250%, 03/15/2032
(Callable 12/15/2031)(1)	10,000,000	7,726,900
TSMC Arizona Corp.:
3.125%, 10/25/2041
(Callable 04/25/2041)(1)	3,000,000	2,347,343
4.500%, 04/22/2052
(Callable 10/22/2051)(1)	23,225,000	21,766,640
TTX Co.:
3.600%, 01/15/2025(2)	5,000,000	4,823,108
3.900%, 02/01/2045
(Callable 08/01/2044)(2)	13,250,000	10,547,914
4.600%, 02/01/2049
(Callable 08/01/2048)(2)	8,325,000	7,233,320
Tyson Foods, Inc.,
5.100%, 09/23/2048
(Callable 03/28/2048)	10,000,000	9,290,492
United Rentals North America, Inc.,
6.000%, 12/15/2029
(Callable 12/15/2025)(2)	15,000,000	14,906,250
Universal Health Services, Inc.:
1.650%, 09/01/2026	24,000,000	20,638,615
2.650%, 10/15/2030	10,000,000	7,987,937
UPMC,
3.600%, 04/03/2025	45,000,000	43,237,498
Utah Acquisition Sub, Inc.,
3.950%, 06/15/2026
(Callable 03/15/2026)	32,400,000	30,325,471
Vale Overseas Ltd.:
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	26,721,000	23,385,968
8.250%, 01/17/2034(1)	13,526,000	16,025,152
6.875%, 11/21/2036(1)	43,171,000	45,574,891
6.875%, 11/10/2039(1)	16,643,000	17,529,793
Valero Energy Corp.:
2.150%, 09/15/2027
(Callable 07/15/2027)	14,150,000	12,425,332
4.000%, 04/01/2029
(Callable 01/01/2029)	15,475,000	14,597,884
6.625%, 06/15/2037	2,100,000	2,244,090
Var Energi ASA:
5.000%, 05/18/2027
(Callable 04/18/2027)(1)(2)	23,850,000	22,348,298
7.500%, 01/15/2028
(Callable 12/15/2027)(1)(2)	42,512,000	43,302,799

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Verizon Communications, Inc.:
3.000%, 03/22/2027
(Callable 01/22/2027)	$5,000,000	$4,651,012
4.329%, 09/21/2028	3,077,000	2,964,007
2.550%, 03/21/2031
(Callable 12/21/2030)	6,600,000	5,436,844
4.500%, 08/10/2033	16,325,000	15,339,578
4.272%, 01/15/2036	17,148,000	15,438,586
5.250%, 03/16/2037	28,793,000	28,577,323
4.812%, 03/15/2039	36,839,000	33,864,001
2.650%, 11/20/2040
(Callable 05/20/2040)	10,000,000	6,795,515
3.400%, 03/22/2041
(Callable 09/22/2040)	3,850,000	2,907,402
4.862%, 08/21/2046	2,500,000	2,256,702
5.500%, 03/16/2047	5,650,000	5,491,685
3.700%, 03/22/2061
(Callable 09/22/2060)	26,725,000	18,802,670
Viatris, Inc.:
3.850%, 06/22/2040
(Callable 12/22/2039)	13,083,000	8,810,708
4.000%, 06/22/2050
(Callable 12/22/2049)	40,600,000	25,155,789
VICI Properties LP,
4.750%, 02/15/2028
(Callable 01/15/2028)	20,000,000	18,946,761
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	23,641,000	20,523,469
4.900%, 04/21/2027
(Callable 03/21/2027)(1)(2)	45,000,000	42,396,307
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	80,020,000	60,650,883
5.250%, 04/21/2032
(Callable 01/21/2032)(1)(2)	10,000,000	8,812,133
VMware, Inc.,
1.400%, 08/15/2026
(Callable 07/15/2026)	18,850,000	16,453,188
Vodafone Group PLC:
7.875%, 02/15/2030(1)	3,100,000	3,502,559
5.000%, 05/30/2038(1)	6,800,000	6,288,136
4.375%, 02/19/2043(1)	15,554,000	12,485,174
5.250%, 05/30/2048(1)	24,200,000	21,443,149
Volkswagen Group of
America Finance LLC:
2.850%, 09/26/2024(1)(2)	14,000,000	13,404,353
3.350%, 05/13/2025(1)(2)	10,000,000	9,556,926
1.250%, 11/24/2025
(Callable 10/24/2025)(1)(2)	30,000,000	26,768,983
Vontier Corp.,
2.400%, 04/01/2028
(Callable 02/01/2028)	4,921,000	3,932,054
Vulcan Materials Co.,
4.700%, 03/01/2048
(Callable 09/01/2047)	3,446,000	2,941,132
Wabtec Corp.:
4.375%, 08/15/2023
(Callable 05/15/2023)	2,678,000	2,651,509
4.400%, 03/15/2024
(Callable 02/15/2024)	24,825,000	24,428,319
3.450%, 11/15/2026
(Callable 08/15/2026)	28,315,000	26,437,655
4.950%, 09/15/2028
(Callable 06/15/2028)	4,739,000	4,560,317
Walgreens Boots Alliance, Inc.:
3.450%, 06/01/2026
(Callable 03/01/2026)	2,080,000	1,979,652
3.200%, 04/15/2030
(Callable 01/15/2030)	13,575,000	11,785,362
4.800%, 11/18/2044
(Callable 05/18/2044)	5,145,000	4,331,355
4.650%, 06/01/2046
(Callable 12/01/2045)	4,000,000	3,191,704
Warnermedia Holdings, Inc.:
4.054%, 03/15/2029
(Callable 01/15/2029)(2)	5,000,000	4,333,909
4.279%, 03/15/2032
(Callable 12/15/2031)(2)	5,000,000	4,124,351
5.141%, 03/15/2052
(Callable 09/15/2051)(2)	5,000,000	3,652,585
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	31,625,000	28,079,461
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	4,000,000	3,766,800
Western Gas Partners LP,
3.950%, 06/01/2025
(Callable 03/01/2025)	8,000,000	7,572,480
Western Midstream Operating LP,
3.350%, 02/01/2025
(Callable 01/01/2025)	20,000,000	18,934,800
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	10,295,000	9,699,866
WestRock MWV LLC,
8.200%, 01/15/2030	7,963,000	9,001,194
Williams Companies, Inc.:
3.900%, 01/15/2025
(Callable 10/15/2024)	3,160,000	3,079,335
8.750%, 03/15/2032	5,750,000	6,791,183
6.300%, 04/15/2040	8,142,000	8,360,621
4.850%, 03/01/2048
(Callable 09/01/2047)	7,000,000	5,946,518
Woodside Finance Ltd.:
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	12,300,000	11,815,378
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	42,480,000	39,917,921
Worthington Industries, Inc.,
4.550%, 04/15/2026	9,155,000	8,867,538
WRKCo, Inc.,
3.000%, 09/15/2024
(Callable 07/15/2024)	14,895,000	14,241,322
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	23,500,000	21,686,180
Zimmer Biomet Holdings, Inc.,
5.750%, 11/30/2039	11,967,000	11,554,039
Zoetis, Inc.,
4.700%, 02/01/2043
(Callable 08/01/2042)	3,568,000	3,224,600
Total Industrials
(Cost $8,297,552,028)		7,189,074,052	20.7%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utilities
Ameren Corp.,
3.500%, 01/15/2031
(Callable 10/15/2030)	$20,000,000	$17,727,870
American Electric Power Co., Inc.,
3.250%, 03/01/2050
(Callable 09/01/2049)	10,175,000	6,857,254
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023
(Callable 04/01/2023)(1)(2)	5,000,000	4,974,500
Avangrid, Inc.,
3.200%, 04/15/2025
(Callable 03/15/2025)(1)	14,000,000	13,386,109
Berkshire Hathaway Energy Co.:
3.700%, 07/15/2030
(Callable 04/15/2030)	18,425,000	16,926,165
2.850%, 05/15/2051
(Callable 11/15/2050)	13,675,000	8,995,567
4.600%, 05/01/2053
(Callable 11/01/2052)(2)	21,825,000	19,083,857
Commonwealth Edison Co.,
3.850%, 03/15/2052
(Callable 09/15/2051)	6,050,000	4,863,204
Consumers Energy Co.,
3.500%, 08/01/2051
(Callable 02/01/2051)	9,400,000	7,178,224
Dominion Energy, Inc.,
3.375%, 04/01/2030
(Callable 01/01/2030)	10,000,000	8,836,190
Duke Energy Corp.,
2.650%, 09/01/2026
(Callable 06/01/2026)	10,000,000	9,256,095
Duke Energy Progress LLC,
4.000%, 04/01/2052
(Callable 10/01/2051)	9,600,000	7,739,808
Duquesne Light Holdings, Inc.:
3.616%, 08/01/2027
(Callable 05/01/2027)(2)	5,000,000	4,503,596
2.775%, 01/07/2032
(Callable 10/07/2031)(2)	2,810,000	2,205,448
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	19,175,000	18,509,949
Enel Finance International NV:
3.500%, 04/06/2028(1)(2)	8,000,000	7,026,081
6.800%, 09/15/2037(1)(2)	8,440,000	8,397,553
4.750%, 05/25/2047(1)(2)	66,700,000	52,655,946
Entergy Corp.,
2.950%, 09/01/2026
(Callable 06/01/2026)	13,075,000	12,153,189
Essential Utilities, Inc.,
2.704%, 04/15/2030
(Callable 01/15/2030)	14,100,000	11,865,916
Evergy, Inc.,
2.450%, 09/15/2024
(Callable 08/15/2024)	6,675,000	6,340,753
Eversource Energy,
1.650%, 08/15/2030
(Callable 05/15/2030)	9,925,000	7,747,503
Exelon Corp.:
4.050%, 04/15/2030
(Callable 01/15/2030)	8,900,000	8,283,484
4.950%, 06/15/2035
(Callable 12/15/2034)	3,500,000	3,356,029
4.100%, 03/15/2052
(Callable 09/15/2051)(2)	5,000,000	4,023,257
Fells Point Funding Trust,
3.046%, 01/31/2027
(Callable 12/31/2026)(2)	28,100,000	25,609,276
FirstEnergy Corp.:
2.650%, 03/01/2030
(Callable 12/01/2029)	4,300,000	3,505,962
3.400%, 03/01/2050
(Callable 09/01/2049)	15,000,000	9,975,000
FirstEnergy Transmission LLC,
2.866%, 09/15/2028
(Callable 07/15/2028)(2)	10,000,000	8,737,061
Interstate Power and Light Co.,
2.300%, 06/01/2030
(Callable 03/01/2030)	9,350,000	7,662,776
ITC Holdings Corp.:
3.350%, 11/15/2027
(Callable 08/15/2027)(1)	25,581,000	23,594,679
2.950%, 05/14/2030
(Callable 02/14/2030)(1)(2)	10,000,000	8,458,865
KeySpan Corp.,
8.000%, 11/15/2030(1)	6,500,000	7,125,043
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030
(Callable 06/15/2030)(1)(2)	10,000,000	7,535,529
National Rural Utilities
Cooperative Finance Corp.,
8.000%, 03/01/2032	4,659,000	5,514,255
NiSource, Inc.:
3.600%, 05/01/2030
(Callable 02/01/2030)	6,835,000	6,106,767
5.250%, 02/15/2043
(Callable 08/15/2042)	5,779,000	5,475,129
3.950%, 03/30/2048
(Callable 09/30/2047)	11,750,000	9,190,126
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	9,500,000	8,298,123
Southern Co.:
5.700%, 10/15/2032
(Callable 04/15/2032)	7,000,000	7,186,455
4.250%, 07/01/2036
(Callable 01/01/2036)	5,525,000	4,852,365
Southern Company Gas
Capital Corporation:
5.150%, 09/15/2032
(Callable 03/15/2032)	16,425,000	16,204,998
3.150%, 09/30/2051
(Callable 03/30/2051)	7,850,000	5,123,487
Xcel Energy, Inc.,
3.400%, 06/01/2030
(Callable 12/01/2029)	15,000,000	13,425,885
Total Utilities
(Cost $544,750,003)		456,475,328	1.3%
Financials
ABN AMRO Bank NV:
7.750%, 05/15/2023(1)(2)	7,200,000	7,226,137
4.750%, 07/28/2025(1)(2)	62,453,000	60,567,544
4.800%, 04/18/2026(1)(2)	42,935,000	41,193,076
1.542%, 06/16/2027
(1 Year CMT Rate + 0.800%)
(Callable 06/16/2026)(1)(2)(3)	5,000,000	4,305,439
3.324%, 03/13/2037
(5 Year CMT Rate + 1.900%)
(Callable 12/13/2031)(1)(2)(3)	5,000,000	3,624,384

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
AerCap Holdings NV:
4.875%, 01/16/2024
(Callable 12/16/2023)(1)	$20,000,000	$19,809,320
2.875%, 08/14/2024
(Callable 07/14/2024)(1)	20,000,000	18,943,663
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	9,350,000	8,185,656
3.000%, 10/29/2028
(Callable 08/29/2028)(1)	9,175,000	7,702,220
Agree LP,
4.800%, 10/01/2032
(Callable 07/01/2032)	7,000,000	6,498,295
AIA Group Ltd.,
3.200%, 03/11/2025
(Callable 12/11/2024)(1)(2)	6,000,000	5,757,362
AIB Group PLC, 7.583%,
10/14/2026 (SOFR + 3.456%)
(Callable 10/14/2025)(1)(2)(3)	23,000,000	23,438,527
Air Lease Corp.:
4.250%, 02/01/2024
(Callable 01/01/2024)	8,550,000	8,404,436
2.300%, 02/01/2025
(Callable 01/01/2025)	15,000,000	13,971,519
5.850%, 12/15/2027
(Callable 11/15/2027)	10,000,000	9,995,493
American International Group, Inc.,
6.820%, 11/15/2037	1,410,000	1,513,969
Anthem, Inc.:
2.375%, 01/15/2025
(Callable 12/15/2024)	6,000,000	5,699,800
4.375%, 12/01/2047
(Callable 06/01/2047)	8,650,000	7,451,222
Aon Corp.,
3.900%, 02/28/2052
(Callable 08/28/2051)	5,000,000	3,847,481
Aon PLC:
3.875%, 12/15/2025
(Callable 09/15/2025)	9,126,000	8,905,627
4.450%, 05/24/2043
(Callable 02/24/2043)	1,274,000	1,022,184
Arthur J. Gallagher & Co.,
3.500%, 05/20/2051
(Callable 11/20/2050)	5,625,000	3,955,317
ASB Bank Ltd.,
5.284%, 06/17/2032
(5 Year CMT Rate + 2.250%)
(Callable 06/17/2027)(1)(2)(3)	4,000,000	3,774,760
Australia & New Zealand
Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	44,423,000	43,886,499
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)
(Callable 07/22/2025)(1)(2)(3)	5,000,000	4,523,891
6.742%, 12/08/2032(1)(2)	32,000,000	32,425,196
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)
(Callable 11/25/2030)(1)(2)(3)	15,000,000	11,045,928
Banco Bilbao Vizcaya Argentaria SA,
1.125%, 09/18/2025(1)	25,000,000	22,350,104
Banco Santander SA:
2.746%, 05/28/2025(1)	7,000,000	6,551,589
5.179%, 11/19/2025(1)	25,983,000	25,581,964
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	11,325,000	9,685,971
4.379%, 04/12/2028(1)	13,400,000	12,594,995
3.490%, 05/28/2030(1)	5,000,000	4,228,091
2.749%, 12/03/2030(1)	19,250,000	14,879,024
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 11/22/2031)(1)(3)	35,000,000	26,537,886
Bank of America Corp.:
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)
(Callable 03/15/2024)(3)	28,881,000	28,142,989
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)
(Callable 10/01/2024)(3)	10,000,000	9,578,813
2.456%, 10/22/2025
(3 Month LIBOR USD + 0.870%)
(Callable 10/22/2024)(3)	17,775,000	16,802,956
3.559%, 04/23/2027
(3 Month LIBOR USD + 1.060%)
(Callable 04/23/2026)(3)	9,000,000	8,442,197
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	35,000,000	30,682,500
4.376%, 04/27/2028 (SOFR + 1.580%)
(Callable 04/27/2027)(3)	16,000,000	15,323,209
6.204%, 11/10/2028
(SOFR + 1.990%)
(Callable 11/10/2027)(3)	6,425,000	6,624,527
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)
(Callable 12/20/2027)(3)	37,683,000	34,125,885
3.970%, 03/05/2029
(3 Month LIBOR USD + 1.070%)
(Callable 03/05/2028)(3)	14,230,000	13,152,762
2.087%, 06/14/2029
(SOFR + 1.060%)
(Callable 06/14/2028)(3)	15,000,000	12,648,523
4.271%, 07/23/2029
(3 Month LIBOR USD + 1.310%)
(Callable 07/23/2028)(3)	39,571,000	36,967,002
3.194%, 07/23/2030
(3 Month LIBOR USD + 1.180%)
(Callable 07/23/2029)(3)	5,000,000	4,311,659
2.496%, 02/13/2031
(3 Month LIBOR USD + 0.990%)
(Callable 02/13/2030)(3)	13,000,000	10,596,609
2.592%, 04/29/2031
(SOFR + 2.150%)
(Callable 04/29/2030)(3)	60,000,000	49,009,632
2.972%, 02/04/2033
(SOFR + 1.330%)
(Callable 02/04/2032)(3)	10,000,000	8,087,376
5.015%, 07/22/2033
(SOFR + 2.160%)
(Callable 07/22/2032)(3)	17,000,000	16,194,318
7.750%, 05/14/2038	1,138,000	1,328,862
Bank of Ireland Group PLC,
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	20,000,000	16,876,160
Bank of Montreal:
4.250%, 09/14/2024(1)	20,000,000	19,742,524
1.500%, 01/10/2025(1)	7,000,000	6,527,148
Bank of New Zealand,
2.000%, 02/21/2025(1)(2)	16,000,000	14,958,400

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bank of Nova Scotia,
4.500%, 12/16/2025(1)	$8,500,000	$8,338,167
Banque Federative du Credit Mutuel SA,
4.753%, 07/13/2027(1)(2)	7,000,000	6,826,131
Barclays PLC:
4.338%, 05/16/2024
(3 Month LIBOR USD + 1.356%)
(Callable 05/16/2023)(1)(3)	13,000,000	12,910,799
3.650%, 03/16/2025(1)	8,100,000	7,786,746
3.932%, 05/07/2025
(3 Month LIBOR USD + 1.610%)
(Callable 05/07/2024)(1)(3)	34,300,000	33,273,950
2.852%, 05/07/2026
(3 Month LIBOR USD + 2.714%)
(Callable 05/07/2025)(1)(3)	10,000,000	9,299,299
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	20,000,000	18,613,077
BBVA USA,
3.875%, 04/10/2025
(Callable 03/10/2025)	36,235,000	35,321,470
Belrose Funding Trust,
2.330%, 08/15/2030
(Callable 05/15/2030)(2)	13,950,000	10,596,343
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	3,500,000	3,213,048
BNP Paribas SA:
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	17,100,000	16,206,588
4.375%, 05/12/2026(1)(2)	45,131,000	43,047,651
2.219%, 06/09/2026
(SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	15,000,000	13,782,990
1.323%, 01/13/2027
(SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	28,350,000	24,770,535
4.625%, 03/13/2027(1)(2)	4,500,000	4,272,813
1.904%, 09/30/2028
(SOFR + 1.609%)
(Callable 09/30/2027)(1)(2)(3)	27,000,000	22,519,414
2.159%, 09/15/2029
(SOFR + 1.218%)
(Callable 09/15/2028)(1)(2)(3)	10,200,000	8,340,267
2.871%, 04/19/2032
(SOFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	19,075,000	14,976,298
3.132%, 01/20/2033
(SOFR + 1.561%)
(Callable 01/20/2032)(1)(2)(3)	10,000,000	7,922,756
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)
(Callable 08/12/2030)(1)(2)(3)	14,000,000	10,280,545
BPCE SA:
5.700%, 10/22/2023(1)(2)	22,955,000	22,780,898
5.150%, 07/21/2024(1)(2)	31,285,000	30,633,742
2.375%, 01/14/2025(1)(2)	12,000,000	11,199,694
4.500%, 03/15/2025(1)(2)	55,492,000	53,338,499
1.652%, 10/06/2026
(SOFR + 1.520%)
(Callable 10/06/2025)(1)(2)(3)	25,000,000	22,237,129
2.277%, 01/20/2032
(SOFR + 1.312%)
(Callable 01/20/2031)(1)(2)(3)	12,850,000	9,671,198
3.116%, 10/19/2032
(SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	40,100,000	29,383,121
Brown & Brown, Inc.:
4.500%, 03/15/2029
(Callable 12/15/2028)	23,825,000	22,200,937
2.375%, 03/15/2031
(Callable 12/15/2030)	27,360,000	20,934,404
4.200%, 03/17/2032
(Callable 12/17/2031)	5,000,000	4,349,359
4.950%, 03/17/2052
(Callable 09/17/2051)	9,500,000	7,719,254
Cantor Fitzgerald LP,
4.500%, 04/14/2027
(Callable 01/14/2027)(2)	17,450,000	16,187,122
Capital One Financial Corp.:
3.300%, 10/30/2024
(Callable 09/30/2024)	2,998,000	2,894,929
3.650%, 05/11/2027
(Callable 04/11/2027)	42,750,000	40,275,861
Centene Corp.:
2.500%, 03/01/2031
(Callable 12/01/2030)	35,000,000	27,386,559
2.625%, 08/01/2031
(Callable 05/01/2031)	12,000,000	9,409,499
Charles Schwab Corp.,
3.625%, 04/01/2025
(Callable 01/01/2025)	7,000,000	6,819,442
Citigroup, Inc.:
4.044%, 06/01/2024
(3 Month LIBOR USD + 1.023%)
(Callable 06/01/2023)(3)	22,600,000	22,451,933
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)
(Callable 04/24/2024)(3)	5,650,000	5,474,265
3.700%, 01/12/2026	4,500,000	4,332,640
3.106%, 04/08/2026
(SOFR + 2.842%)
(Callable 04/08/2025)(3)	20,000,000	18,912,401
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)
(Callable 01/10/2027)(3)	40,600,000	38,007,178
3.668%, 07/24/2028
(3 Month LIBOR USD + 1.390%)
(Callable 07/24/2027)(3)	3,142,000	2,892,690
3.520%, 10/27/2028
(3 Month LIBOR USD + 1.151%)
(Callable 10/27/2027)(3)	11,500,000	10,509,488
2.572%, 06/03/2031
(SOFR + 2.107%)
(Callable 06/03/2030)(3)	25,000,000	20,279,805
2.561%, 05/01/2032
(SOFR + 1.167%)
(Callable 05/01/2031)(3)	6,000,000	4,752,362
2.520%, 11/03/2032
(SOFR + 1.177%)
(Callable 11/03/2031)(3)	10,000,000	7,782,875
3.785%, 03/17/2033
(SOFR + 1.939%)
(Callable 03/17/2032)(3)	18,000,000	15,450,647
6.270%, 11/17/2033
(SOFR + 2.338%)
(Callable 11/17/2032)(3)	29,000,000	30,079,063
Citizens Bank NA:
2.250%, 04/28/2025
(Callable 03/28/2025)	20,000,000	18,644,580
3.750%, 02/18/2026
(Callable 11/18/2025)	12,120,000	11,631,197
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Citizens Financial Group, Inc.:
2.850%, 07/27/2026
(Callable 04/27/2026)	$10,000,000	$9,257,533
3.250%, 04/30/2030
(Callable 01/30/2030)	28,025,000	24,372,504
CNA Financial Corp.:
7.250%, 11/15/2023	4,000,000	4,083,219
4.500%, 03/01/2026
(Callable 12/01/2025)	14,000,000	13,776,548
3.450%, 08/15/2027
(Callable 05/15/2027)	12,000,000	11,145,587
3.900%, 05/01/2029
(Callable 02/01/2029)	8,000,000	7,314,620
CNO Global Funding,
2.650%, 01/06/2029(2)	10,000,000	8,498,840
Comerica Bank:
4.000%, 07/27/2025	10,000,000	9,702,842
5.332%, 08/25/2033
(SOFR + 2.610%)
(Callable 08/25/2032)(3)	15,325,000	14,770,344
Commonwealth Bank of Australia:
2.688%, 03/11/2031(1)(2)	10,000,000	7,708,960
3.784%, 03/14/2032(1)(2)	10,000,000	8,270,798
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)
(Callable 09/12/2029)(1)(2)(3)	10,000,000	8,285,003
3.743%, 09/12/2039(1)(2)	23,500,000	17,315,727
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	20,397,000	19,926,573
3.750%, 07/21/2026(1)	20,829,000	19,610,776
Credit Agricole SA:
3.250%, 10/04/2024(1)(2)	8,575,000	8,257,394
4.375%, 03/17/2025(1)(2)	4,204,000	4,055,367
1.247%, 01/26/2027
(SOFR + 0.892%)
(Callable 01/26/2026)(1)(2)(3)	20,000,000	17,531,018
3.250%, 01/14/2030(1)(2)	6,800,000	5,565,909
4.000%, 01/10/2033
(5 Year Swap Rate USD + 1.644%)
(Callable 01/10/2028)(1)(2)(3)	8,000,000	6,981,902
Credit Suisse AG,
3.625%, 09/09/2024(1)	4,325,000	4,034,588
Credit Suisse Group AG:
4.207%, 06/12/2024
(3 Month LIBOR USD + 1.240%)
(Callable 06/12/2023)(1)(2)(3)	8,325,000	8,117,766
2.593%, 09/11/2025
(SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	12,250,000	10,834,541
2.193%, 06/05/2026
(SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	15,000,000	12,821,327
1.305%, 02/02/2027
(SOFR + 0.980%)
(Callable 02/02/2026)(1)(2)(3)	40,000,000	31,947,337
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	17,403,000	14,447,763
6.442%, 08/11/2028
(SOFR + 3.700%)
(Callable 08/11/2027)(1)(2)(3)	17,500,000	15,960,081
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)	11,000,000	8,831,360
4.194%, 04/01/2031
(SOFR + 3.730%)
(Callable 04/01/2030)(1)(2)(3)	20,000,000	15,567,736
3.091%, 05/14/2032
(SOFR + 1.730%)
(Callable 05/14/2031)(1)(2)(3)	10,000,000	6,939,891
6.537%, 08/12/2033
(SOFR + 3.920%)
(Callable 08/12/2032)(1)(2)(3)	6,000,000	5,280,695
Credit Suisse Group
Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	14,550,000	14,168,062
4.550%, 04/17/2026(1)	7,000,000	6,180,595
Credit Suisse USA, Inc.,
7.125%, 07/15/2032(1)	5,063,000	5,131,760
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	20,000,000	17,630,136
Deutsche Bank AG:
3.950%, 02/27/2023(1)	14,875,000	14,823,631
3.700%, 05/30/2024(1)	10,000,000	9,721,208
2.222%, 09/18/2024
(SOFR + 2.159%)
(Callable 09/18/2023)(1)(3)	52,000,000	50,232,428
6.119%, 07/14/2026
(SOFR + 3.190%)
(Callable 07/14/2025)(1)(3)	11,425,000	11,369,074
2.129%, 11/24/2026
(SOFR + 1.870%)
(Callable 11/24/2025)(1)(3)	22,755,000	20,093,393
2.311%, 11/16/2027
(SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	10,000,000	8,491,541
3.035%, 05/28/2032
(SOFR + 1.718%)
(Callable 05/28/2031)(1)(3)	14,000,000	10,648,729
3.742%, 01/07/2033
(SOFR + 2.257%)
(Callable 10/07/2031)(1)(3)	27,125,000	19,375,358
Digital Realty Trust LP,
5.550%, 01/15/2028
(Callable 12/15/2027)	9,775,000	9,855,322
Discover Bank:
3.450%, 07/27/2026
(Callable 04/27/2026)	22,000,000	20,287,210
4.650%, 09/13/2028
(Callable 06/13/2028)	13,747,000	12,901,042
Discover Financial Services:
3.950%, 11/06/2024
(Callable 08/06/2024)	10,000,000	9,739,740
4.100%, 02/09/2027
(Callable 11/09/2026)	38,019,000	35,780,205
DNB Bank ASA:
1.127%, 09/16/2026
(5 Year CMT Rate + 0.850%)
(Callable 09/16/2025)(1)(2)(3)	2,000,000	1,766,898
1.535%, 05/25/2027
(1 Year CMT Rate + 0.720%)
(Callable 05/25/2026)(1)(2)(3)	15,000,000	13,053,342
Elevance Health, Inc.,
5.100%, 01/15/2044	1,584,000	1,502,498

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Extra Space Storage LP,
2.550%, 06/01/2031
(Callable 03/01/2031)	$10,000,000	$7,848,620
Federation des Caisses
Desjardins du Quebec:
2.050%, 02/10/2025(1)(2)	12,100,000	11,283,978
4.550%, 08/23/2027(1)(2)	11,000,000	10,583,247
Fifth Third Bancorp,
4.772%, 07/28/2030
(SOFRINDX + 2.127%)
(Callable 07/28/2029)(3)	7,525,000	7,192,399
FirstMerit Bank NA,
4.270%, 11/25/2026	4,600,000	4,401,948
Five Corners Funding Trust II,
2.850%, 05/15/2030
(Callable 02/15/2030)(2)	30,000,000	25,292,642
FMR LLC,
4.950%, 02/01/2033(2)	1,750,000	1,629,388
Globe Life, Inc.,
4.550%, 09/15/2028
(Callable 06/15/2028)	5,000,000	4,854,575
Goldman Sachs Group, Inc.:
3.500%, 01/23/2025
(Callable 10/23/2024)	3,000,000	2,899,919
3.500%, 04/01/2025
(Callable 03/01/2025)	5,000,000	4,810,761
3.750%, 05/22/2025
(Callable 02/22/2025)	5,000,000	4,839,716
3.272%, 09/29/2025
(3 Month LIBOR USD + 1.201%)
(Callable 09/29/2024)(3)	15,000,000	14,461,148
1.093%, 12/09/2026
(SOFR + 0.789%)
(Callable 12/09/2025)(3)	10,000,000	8,835,702
6.124%, 10/28/2027
(3 Month LIBOR USD + 1.750%)
(Callable 10/28/2026)(3)	10,000,000	10,174,668
2.640%, 02/24/2028
(SOFR + 1.114%)
(Callable 02/24/2027)(3)	89,350,000	79,612,340
3.691%, 06/05/2028
(3 Month LIBOR USD + 1.510%)
(Callable 06/05/2027)(3)	6,775,000	6,294,076
3.814%, 04/23/2029
(3 Month LIBOR USD + 1.158%)
(Callable 04/23/2028)(3)	10,000,000	9,150,235
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)
(Callable 05/01/2028)(3)	13,348,000	12,456,890
3.800%, 03/15/2030
(Callable 12/15/2029)	30,000,000	27,014,518
1.992%, 01/27/2032
(SOFR + 1.090%)
(Callable 01/27/2031)(3)	10,000,000	7,629,006
2.615%, 04/22/2032
(SOFR + 1.281%)
(Callable 04/22/2031)(3)	9,625,000	7,681,246
2.383%, 07/21/2032
(SOFR + 1.248%)
(Callable 07/21/2031)(3)	30,000,000	23,356,126
6.345%, 02/15/2034	1,053,000	1,071,182
Guardian Life Global Funding,
5.550%, 10/28/2027(2)	16,350,000	16,704,579
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	5,000,000	4,269,195
3.700%, 01/22/2070
(Callable 07/22/2069)(2)	15,062,000	9,973,469
4.850%, 01/24/2077(2)	24,727,000	20,344,931
Hanover Insurance Group, Inc.,
2.500%, 09/01/2030
(Callable 06/01/2030)	10,550,000	8,129,331
Hartford Financial Services Group, Inc.,
3.600%, 08/19/2049
(Callable 02/19/2049)	7,000,000	5,065,223
Health Care Service Corp. A
Mutual Legal Reserve Co.,
2.200%, 06/01/2030
(Callable 03/01/2030)(2)	6,125,000	4,937,882
High Street Funding Trust II,
4.682%, 02/15/2048
(Callable 11/15/2047)(2)	2,000,000	1,620,051
HSBC Bank USA NA,
7.000%, 01/15/2039(1)	4,200,000	4,560,802
HSBC Holdings PLC:
3.950%, 05/18/2024
(3 Month LIBOR USD + 0.987%)
(Callable 05/18/2023)(1)(3)	6,000,000	5,953,101
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	26,550,000	25,818,224
1.645%, 04/18/2026
(SOFR + 1.538%)
(Callable 04/18/2025)(1)(3)	15,000,000	13,566,181
4.292%, 09/12/2026
(3 Month LIBOR USD + 1.348%)
(Callable 09/12/2025)(1)(3)	7,450,000	7,140,118
4.375%, 11/23/2026(1)	5,000,000	4,810,195
1.589%, 05/24/2027
(SOFR + 1.290%)
(Callable 05/24/2026)(1)(3)	22,500,000	19,428,156
2.251%, 11/22/2027
(SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	8,672,120
5.210%, 08/11/2028
(SOFR + 2.610%)
(Callable 08/11/2027)(1)(3)	7,000,000	6,763,388
2.013%, 09/22/2028
(SOFR + 1.732%)
(Callable 09/22/2027)(1)(3)	25,000,000	20,929,159
2.206%, 08/17/2029
(SOFR + 1.285%)
(Callable 08/17/2028)(1)(3)	13,200,000	10,716,155
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)
(Callable 05/22/2029)(1)(3)	2,000,000	1,755,594
2.804%, 05/24/2032
(SOFR + 1.187%)
(Callable 05/24/2031)(1)(3)	16,000,000	12,384,215
Huntington Bancshares, Inc.:
4.443%, 08/04/2028
(SOFR + 1.970%)
(Callable 08/04/2027)(3)	9,500,000	9,015,530
5.023%, 05/17/2033
(SOFR + 2.050%)
(Callable 05/17/2032)(3)	5,000,000	4,762,929
Invesco Finance PLC,
3.750%, 01/15/2026	4,900,000	4,701,182

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Jackson National Life Global Funding,
3.250%, 01/30/2024(2)	$23,475,000	$22,921,375
Jefferies Group LLC:
4.850%, 01/15/2027	4,600,000	4,547,894
4.150%, 01/23/2030	10,000,000	8,914,090
6.250%, 01/15/2036	1,390,000	1,407,360
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(1)(2)	13,339,000	13,595,947
JPMorgan Chase & Co.:
3.559%, 04/23/2024
(3 Month LIBOR USD + 0.730%)
(Callable 04/23/2023)(3)	5,000,000	4,967,485
3.125%, 01/23/2025
(Callable 10/23/2024)	14,000,000	13,519,360
2.301%, 10/15/2025
(SOFR + 1.160%)
(Callable 10/15/2024)(3)	10,000,000	9,433,912
2.005%, 03/13/2026
(SOFR + 1.585%)
(Callable 03/13/2025)(3)	50,000,000	46,311,030
2.083%, 04/22/2026
(SOFR + 1.850%)
(Callable 04/22/2025)(3)	52,000,000	48,247,109
1.045%, 11/19/2026
(SOFR + 0.800%)
(Callable 11/19/2025)(3)	25,000,000	22,018,856
1.578%, 04/22/2027
(SOFR + 0.885%)
(Callable 04/22/2026)(3)	50,000,000	44,006,422
1.470%, 09/22/2027
(SOFR + 0.765%)
(Callable 09/22/2026)(3)	11,875,000	10,284,797
4.851%, 07/25/2028
(SOFR + 1.990%)
(Callable 07/25/2027)(3)	39,000,000	38,108,347
3.702%, 05/06/2030
(3 Month LIBOR USD + 1.160%)
(Callable 05/06/2029)(3)	15,000,000	13,486,899
2.522%, 04/22/2031
(SOFR + 2.040%)
(Callable 04/22/2030)(3)	28,000,000	22,979,363
1.953%, 02/04/2032
(SOFR + 1.065%)
(Callable 02/04/2031)(3)	22,000,000	16,883,595
2.580%, 04/22/2032
(SOFR + 1.250%)
(Callable 04/22/2031)(3)	10,000,000	8,040,158
5.600%, 07/15/2041	4,106,000	4,126,807
Kemper Corp.,
3.800%, 02/23/2032
(Callable 11/23/2031)	13,000,000	10,900,559
KeyBank NA:
3.400%, 05/20/2026	18,965,000	17,807,557
4.900%, 08/08/2032	6,000,000	5,571,618
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	59,600,000	55,910,784
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023(2)	591,000	586,790
4.569%, 02/01/2029(2)	2,087,000	1,950,499
3.951%, 10/15/2050
(Callable 04/15/2050)(2)	2,231,000	1,571,946
5.500%, 06/15/2052
(Callable 12/15/2051)(2)	5,000,000	4,515,853
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	465,000	505,772
Life Storage LP,
3.500%, 07/01/2026
(Callable 04/01/2026)	6,819,000	6,377,910
Lincoln National Corp.,
3.050%, 01/15/2030
(Callable 10/15/2029)	24,650,000	20,466,779
Lloyds Bank PLC:
3.870%, 07/09/2025
(1 Year CMT Rate + 3.500%)
(Callable 07/09/2024)(1)(3)	15,000,000	14,523,904
2.438%, 02/05/2026
(1 Year CMT Rate + 1.000%)
(Callable 02/05/2025)(1)(3)	15,725,000	14,650,344
1.627%, 05/11/2027
(1 Year CMT Rate + 0.850%)
(Callable 05/11/2026)(1)(3)	10,000,000	8,665,688
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)
(Callable 11/07/2027)(1)(3)	10,000,000	9,020,069
LXP Industrial Trust:
2.700%, 09/15/2030
(Callable 06/15/2030)	7,000,000	5,589,162
2.375%, 10/01/2031
(Callable 07/01/2031)	2,770,000	2,107,207
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	11,400,000	11,196,824
Macquarie Bank Ltd.:
4.875%, 06/10/2025(1)(2)	23,717,000	23,216,404
3.624%, 06/03/2030(1)(2)	12,550,000	10,182,641
Macquarie Group Ltd.:
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)
(Callable 03/27/2023)(1)(2)(3)	24,000,000	23,912,976
5.108%, 08/09/2026
(SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	22,000,000	21,925,606
1.340%, 01/12/2027
(SOFR + 1.069%)
(Callable 01/12/2026)(1)(2)(3)	19,000,000	16,577,310
2.871%, 01/14/2033
(SOFR + 1.532%)
(Callable 01/14/2032)(1)(2)(3)	25,000,000	19,245,934
4.442%, 06/21/2033
(SOFR + 2.405%)
(Callable 06/21/2032)(1)(2)(3)	9,000,000	7,837,556
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	10,000,000	9,748,753
5.375%, 03/04/2046(1)	5,150,000	4,983,473
Maple Grove Funding Trust I,
4.161%, 08/15/2051
(Callable 02/15/2051)(2)	28,600,000	19,299,934
Marsh & McLennan Companies, Inc.:
2.250%, 11/15/2030
(Callable 08/15/2030)	5,000,000	4,098,153
5.875%, 08/01/2033	8,429,000	8,915,030
4.350%, 01/30/2047
(Callable 07/30/2046)	3,450,000	2,915,151
Massachusetts Mutual Life Insurance Co.:
5.672%, 12/01/2052
(Callable 06/01/2052)(2)	20,000,000	19,944,973

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts Mutual
Life Insurance Co.: (cont.)
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%)
(Callable 02/15/2049)(2)(3)	$40,670,000	$36,147,496
3.729%, 10/15/2070(2)	16,676,000	11,022,808
4.900%, 04/01/2077(2)	11,175,000	9,201,603
MBIA Insurance Corp.,
15.339%, 01/15/2033
(3 Month LIBOR USD + 11.260%)
(Callable 01/15/2028)(2)(9)	714,000	53,964
MetLife, Inc.:
6.500%, 12/15/2032	466,000	513,749
4.875%, 11/13/2043	3,375,000	3,162,896
Metropolitan Life Global Funding I,
2.950%, 04/09/2030(2)	22,375,000	19,560,721
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	6,300,000	6,677,494
Mitsubishi UFJ Financial Group, Inc.:
2.801%, 07/18/2024(1)	10,000,000	9,614,189
2.193%, 02/25/2025(1)	25,000,000	23,414,160
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	10,000,000	8,680,248
5.017%, 07/20/2028
(1 Year CMT Rate + 1.950%)
(Callable 07/20/2027)(1)(3)	6,700,000	6,549,795
5.354%, 09/13/2028
(1 Year CMT Rate + 1.900%)
(Callable 09/13/2027)(1)(3)	13,600,000	13,484,042
Mizuho Financial Group, Inc.:
3.922%, 09/11/2024
(3 Month LIBOR USD + 1.000%)
(Callable 09/11/2023)(1)(3)	5,000,000	4,920,520
2.555%, 09/13/2025
(3 Month LIBOR USD + 1.362%)
(Callable 09/13/2024)(1)(3)	20,000,000	18,885,597
1.234%, 05/22/2027
(1 Year CMT Rate + 0.670%)
(Callable 05/22/2026)(1)(3)	8,000,000	6,937,555
5.414%, 09/13/2028
(1 Year CMT Rate + 2.050%)
(Callable 09/13/2027)(1)(3)	6,725,000	6,727,855
1.979%, 09/08/2031
(3 Month LIBOR USD + 1.532%)
(Callable 09/08/2030)(1)(3)	10,000,000	7,671,266
Morgan Stanley:
2.720%, 07/22/2025
(SOFR + 1.152%)
(Callable 07/22/2024)(3)	19,000,000	18,171,944
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)
(Callable 07/22/2027)(3)	12,000,000	11,051,698
6.296%, 10/18/2028
(SOFR + 2.240%)
(Callable 10/18/2027)(3)	62,625,000	64,518,899
3.772%, 01/24/2029
(3 Month LIBOR USD + 1.140%)
(Callable 01/24/2028)(3)	1,000,000	917,291
3.622%, 04/01/2031
(SOFR + 3.120%)
(Callable 04/01/2030)(3)	10,000,000	8,754,621
1.928%, 04/28/2032
(SOFR + 1.020%)
(Callable 04/28/2031)(3)	25,000,000	18,926,736
2.239%, 07/21/2032
(SOFR + 1.178%)
(Callable 07/21/2031)(3)	25,000,000	19,176,920
6.342%, 10/18/2033
(SOFR + 2.560%)
(Callable 10/18/2032)(3)	20,000,000	21,002,442
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	83,282,000	63,402,314
2.990%, 05/21/2031(1)(2)	18,911,000	14,850,769
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)
(Callable 08/02/2029)(1)(2)(3)	10,000,000	8,440,698
3.347%, 01/12/2037
(5 Year CMT Rate + 1.700%)
(Callable 01/12/2032)(1)(2)(3)	10,000,000	7,632,253
National Securities Clearing Corp.,
1.500%, 04/23/2025
(Callable 03/23/2025)(2)	12,124,000	11,246,944
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	20,000,000	19,891,309
4.000%, 09/14/2026(1)(2)	73,507,000	66,898,195
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)
(Callable 03/08/2028)(1)(2)(3)	20,000,000	18,122,877
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)
(Callable 07/18/2029)(1)(2)(3)	10,125,000	8,832,342
Nationwide Financial Services, Inc.,
3.900%, 11/30/2049
(Callable 05/30/2049)(2)	10,000,000	7,021,405
Nationwide Mutual Insurance Co.:
9.375%, 08/15/2039(2)	14,000,000	18,083,891
4.350%, 04/30/2050
(Callable 10/30/2049)(2)	25,000,000	18,805,132
NatWest Group PLC:
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	27,351,000	26,754,702
7.472%, 11/10/2026
(1 Year CMT Rate + 2.850%)
(Callable 11/10/2025)(1)(3)	13,000,000	13,539,636
1.642%, 06/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 06/14/2026)(1)(3)	35,000,000	30,342,315
3.073%, 05/22/2028
(1 Year CMT Rate + 2.550%)
(Callable 05/22/2027)(1)(3)	18,301,000	16,388,541
5.516%, 09/30/2028
(1 Year CMT Rate + 2.270%)
(Callable 09/30/2027)(1)(3)	10,000,000	9,900,090
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)
(Callable 05/18/2028)(1)(3)	10,000,000	9,477,946
5.076%, 01/27/2030
(3 Month LIBOR USD + 1.905%)
(Callable 01/27/2029)(1)(3)	7,000,000	6,609,551
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)	35,000,000	31,777,971

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	$12,026,000	$13,463,606
3.750%, 05/15/2050
(Callable 11/15/2049)(2)	17,000,000	13,100,339
4.450%, 05/15/2069
(Callable 11/15/2068)(2)	10,000,000	8,305,255
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	20,000,000	18,896,156
1.851%, 07/16/2025(1)	19,000,000	17,330,331
1.653%, 07/14/2026(1)	32,975,000	28,729,847
5.386%, 07/06/2027(1)	10,000,000	9,873,830
2.172%, 07/14/2028(1)	16,055,000	13,258,643
2.710%, 01/22/2029(1)	8,000,000	6,680,046
3.103%, 01/16/2030(1)	2,000,000	1,668,706
Pacific Life Global Funding II,
1.200%, 06/24/2025(2)	22,300,000	20,232,298
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	12,295,000	11,876,213
Penn Mutual Life Insurance Co.,
3.800%, 04/29/2061(2)	15,000,000	9,972,930
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	7,825,000	7,253,405
Principal Financial Group, Inc.,
4.300%, 11/15/2046
(Callable 05/15/2046)	2,325,000	1,878,060
Principal Life Global Funding II:
1.250%, 06/23/2025(2)	16,000,000	14,563,058
3.000%, 04/18/2026(2)	13,400,000	12,468,957
Protective Life Corp.:
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	10,000,000	9,358,194
8.450%, 10/15/2039(1)	2,650,000	3,130,680
Prudential Financial, Inc.:
6.625%, 12/01/2037	5,000,000	5,441,232
3.935%, 12/07/2049
(Callable 06/07/2049)	11,426,000	8,964,842
Raymond James Financial, Inc.,
4.650%, 04/01/2030
(Callable 01/01/2030)	9,700,000	9,368,649
Realty Income Corp.,
5.625%, 10/13/2032
(Callable 07/13/2032)	6,725,000	6,852,875
Regions Financial Corp.,
2.250%, 05/18/2025
(Callable 04/18/2025)	21,650,000	20,247,858
Reliance Standard Life Global Funding II,
2.500%, 10/30/2024(1)(2)	22,800,000	21,567,034
Royal Bank of Canada,
4.650%, 01/27/2026(1)	7,773,000	7,677,216
Sammons Financial Group, Inc.:
3.350%, 04/16/2031
(Callable 01/16/2031)(2)	14,350,000	10,956,557
4.750%, 04/08/2032
(Callable 01/08/2032)(2)	23,000,000	19,267,319
Santander Holdings USA, Inc.,
3.500%, 06/07/2024
(Callable 05/07/2024)(1)	5,695,000	5,534,912
Santander UK Group Holdings PLC:
3.373%, 01/05/2024
(3 Month LIBOR USD + 1.080%)
(Callable 01/05/2023)(1)(3)	5,967,000	5,967,000
4.796%, 11/15/2024
(3 Month LIBOR USD + 1.570%)
(Callable 11/15/2023)(1)(3)	5,250,000	5,162,952
1.673%, 06/14/2027 (SOFR + 0.989%)
(Callable 06/14/2026)(1)(3)	9,500,000	8,088,528
3.823%, 11/03/2028
(3 Month LIBOR USD + 1.400%)
(Callable 11/03/2027)(1)(3)	15,400,000	13,786,817
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	21,921,000	21,853,834
SMBC Aviation Capital Finance DAC,
1.900%, 10/15/2026
(Callable 09/15/2026)(1)(2)	6,725,000	5,731,968
Societe Generale SA:
4.250%, 09/14/2023(1)(2)	8,000,000	7,929,209
5.000%, 01/17/2024(1)(2)	20,000,000	19,786,350
3.875%, 03/28/2024(1)(2)	15,300,000	14,948,938
2.625%, 10/16/2024(1)(2)	23,000,000	21,773,546
2.625%, 01/22/2025(1)(2)	41,125,000	38,689,067
2.226%, 01/21/2026
(1 Year CMT Rate + 1.050%)
(Callable 01/21/2025)(1)(2)(3)	21,032,000	19,355,916
1.488%, 12/14/2026
(1 Year CMT Rate + 1.100%)
(Callable 12/14/2025)(1)(2)(3)	28,800,000	25,055,936
2.797%, 01/19/2028
(1 Year CMT Rate + 1.300%)
(Callable 01/19/2027)(1)(2)(3)	2,225,000	1,949,697
2.889%, 06/09/2032
(1 Year CMT Rate + 1.300%)
(Callable 06/09/2031)(1)(2)(3)	6,775,000	5,231,624
3.337%, 01/21/2033
(1 Year CMT Rate + 1.600%)
(Callable 01/21/2032)(1)(2)(3)	10,000,000	7,902,727
6.221%, 06/15/2033
(1 Year CMT Rate + 3.200%)
(Callable 06/15/2032)(1)(2)(3)	9,150,000	8,590,632
3.625%, 03/01/2041(1)(2)	12,000,000	7,817,835
Standard Chartered PLC:
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)
(Callable 03/15/2023)(1)(2)(3)	31,557,000	31,406,645
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)
(Callable 05/21/2024)(1)(2)(3)	36,294,000	35,037,030
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)	21,000,000	19,540,960
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	20,658,000	17,900,446
2.608%, 01/12/2028
(1 Year CMT Rate + 1.180%)
(Callable 01/12/2027)(1)(2)(3)	24,000,000	20,845,098
7.767%, 11/16/2028
(1 Year CMT Rate + 3.450%)
(Callable 11/16/2027)(1)(2)(3)	8,000,000	8,490,650
4.644%, 04/01/2031
(5 Year CMT Rate + 3.850%)
(Callable 04/01/2030)(1)(2)(3)	14,700,000	13,251,496
5.700%, 03/26/2044(1)(2)	6,000,000	5,441,143
Stifel Financial Corp.:
4.250%, 07/18/2024	17,850,000	17,495,657
4.000%, 05/15/2030
(Callable 02/15/2030)	51,140,000	44,482,202
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sumitomo Mitsui Financial Group, Inc.:
2.696%, 07/16/2024(1)	$12,000,000	$11,512,676
2.448%, 09/27/2024(1)	2,015,000	1,915,128
2.348%, 01/15/2025(1)	8,245,000	7,800,156
1.474%, 07/08/2025(1)	8,740,000	7,970,181
2.130%, 07/08/2030(1)	7,575,000	6,006,609
SunTrust Banks, Inc.,
3.300%, 05/15/2026
(Callable 04/15/2026)	3,925,000	3,675,863
Synchrony Bank,
5.625%, 08/23/2027
(Callable 07/23/2027)	8,250,000	8,057,355
Synchrony Financial:
4.375%, 03/19/2024
(Callable 02/19/2024)	1,538,000	1,510,801
4.250%, 08/15/2024
(Callable 05/15/2024)	26,864,000	26,258,389
4.500%, 07/23/2025
(Callable 04/23/2025)	23,127,000	22,199,520
3.700%, 08/04/2026
(Callable 05/04/2026)	23,023,000	21,204,831
3.950%, 12/01/2027
(Callable 09/01/2027)	44,825,000	40,042,866
Toronto-Dominion Bank,
4.456%, 06/08/2032(1)	19,000,000	18,105,378
Trinity Acquisition PLC:
4.400%, 03/15/2026
(Callable 12/15/2025)	27,305,000	26,515,036
6.125%, 08/15/2043	22,561,000	21,643,917
UBS Group AG:
1.364%, 01/30/2027
(1 Year CMT Rate + 1.080%)
(Callable 01/30/2026)(1)(2)(3)	10,950,000	9,599,950
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	9,000,000	7,753,087
2.095%, 02/11/2032
(1 Year CMT Rate + 1.000%)
(Callable 02/11/2031)(1)(2)(3)	43,570,000	32,767,123
UBS Group Funding Switzerland AG,
4.253%, 03/23/2028
(Callable 03/23/2027)(1)(2)	17,150,000	16,038,073
UnitedHealth Group, Inc.:
2.750%, 05/15/2040
(Callable 11/15/2039)	7,000,000	5,112,470
4.750%, 05/15/2052
(Callable 11/15/2051)	8,275,000	7,681,681
Wells Fargo & Co.:
2.406%, 10/30/2025
(3 Month LIBOR USD + 1.087%)
(Callable 10/30/2024)(3)	19,000,000	17,976,662
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)
(Callable 02/11/2025)(3)	15,000,000	13,978,467
3.000%, 04/22/2026	3,000,000	2,806,636
3.908%, 04/25/2026
(SOFR + 1.320%)
(Callable 04/25/2025)(3)	5,000,000	4,842,571
2.393%, 06/02/2028
(SOFR + 2.100%)
(Callable 06/02/2027)(3)	64,086,000	56,647,768
4.808%, 07/25/2028
(SOFR + 1.980%)
(Callable 07/25/2027)(3)	13,000,000	12,694,015
3.068%, 04/30/2041 (SOFR + 2.530%)
(Callable 04/30/2040)(3)	25,000,000	17,853,200
3.900%, 05/01/2045	5,000,000	3,868,033
5.013%, 04/04/2051
(3 Month LIBOR USD + 4.502%)
(Callable 04/04/2050)(3)	7,000,000	6,209,627
Wells Fargo Bank NA,
5.850%, 02/01/2037	10,000,000	10,126,855
Western & Southern
Financial Group, Inc.,
5.750%, 07/15/2033(2)	8,300,000	8,430,775
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	11,425,000	10,481,288
4.322%, 11/23/2031 (5 Year Mid
Swap Rate USD + 2.236%)
(Callable 11/23/2026)(1)(3)	8,350,000	7,868,954
5.405%, 08/10/2033
(1 Year CMT Rate + 2.680%)
(Callable 08/10/2032)(1)(3)	5,000,000	4,689,228
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)
(Callable 07/24/2029)(1)(3)	10,000,000	8,588,579
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)
(Callable 11/15/2030)(1)(3)	13,600,000	10,124,634
4.421%, 07/24/2039(1)	10,000,000	8,219,287
Willis North America, Inc.:
3.600%, 05/15/2024
(Callable 03/15/2024)	9,000,000	8,757,786
4.650%, 06/15/2027
(Callable 05/15/2027)	8,525,000	8,243,980
2.950%, 09/15/2029
(Callable 06/15/2029)	7,500,000	6,322,789
5.050%, 09/15/2048
(Callable 03/15/2048)	10,200,000	8,558,807
Total Financials
(Cost $6,393,600,835)		5,724,876,376	16.4%
Total Corporate Bonds
(Cost $15,235,902,866)		13,370,425,756	38.4%
Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	4,543,475
California Community
Choice Financing Authority,
5.950%, 08/01/2029(8)	3,155,000	3,109,371
California Housing Finance Agency,
2.794%, 08/01/2036
(Callable 08/01/2025)	3,125,000	2,990,817
California Qualified School
Bond Joint Powers Authority,
7.155%, 03/01/2027	5,590,000	5,834,674
County of Cuyahoga OH,
9.125%, 10/01/2023 (Insured by AGC)	300,000	302,161
County of Riverside CA,
2.617%, 02/15/2024	20,000,000	19,521,298
Dallas/Fort Worth International Airport:
2.246%, 11/01/2031
(Callable 11/01/2030)	2,500,000	1,989,603
2.416%, 11/01/2032
(Callable 11/01/2030)	5,000,000	3,943,242
2.516%, 11/01/2033
(Callable 11/01/2030)	1,220,000	949,422

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Eaton Community City School District,
5.390%, 08/25/2027
(Callable 01/30/2023)
(Insured by SD CRED PROG)	$2,305,000	$2,305,679
Kentucky Housing Corp.,
3.500%, 01/01/2040
(Callable 07/01/2025)	1,595,000	1,543,056
Kentucky Public Energy Authority,
4.227%, 12/01/2049
(1 Month LIBOR USD + 1.300%)
(Callable 03/01/2025) (Mandatory
Tender Date 06/01/2025)(3)	28,000,000	27,826,655
Louisiana Housing Corp.,
2.100%, 12/01/2038
(Callable 09/01/2024)
(Insured by GNMA)	1,095,347	1,047,378
Maine State Housing Authority,
2.600%, 11/15/2046
(Callable 11/15/2030)	10,000,000	6,839,144
Maryland Community Development
Administration Housing Revenue,
3.160%, 09/01/2041
(Callable 09/01/2025)	4,490,000	4,365,483
Maryland Economic Development Corp.,
3.997%, 04/01/2034
(Callable 01/01/2034)	18,575,000	14,653,531
Massachusetts Educational
Financing Authority,
3.850%, 05/25/2033	12,173,872	11,763,272
Minnesota Housing Finance Agency:
2.730%, 08/01/2046
(Callable 07/01/2025)
(Insured by GNMA)	2,105,805	2,020,284
3.200%, 06/01/2047
(Callable 07/01/2026)
(Insured by GNMA)	4,777,703	4,565,221
3.000%, 10/01/2047
(Callable 01/01/2027)
(Insured by GNMA)	5,841,168	5,325,928
New Hampshire Business
Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	45,000,000	38,545,902
3.300%, 04/01/2032
(Callable 01/01/2032)	35,000,000	26,617,938
2.872%, 07/01/2035
(Callable 01/01/2035)	17,710,000	12,282,053
New Hampshire Housing
Finance Authority:
3.750%, 07/01/2034
(Callable 07/01/2023)	90,000	89,725
4.000%, 07/01/2036
(Callable 07/01/2025)	1,490,000	1,471,898
New Jersey Higher Education
Student Assistance Authority:
3.500%, 12/01/2039
(Callable 12/01/2028)	15,125,000	14,561,008
3.500%, 12/01/2039
(Callable 12/01/2028)	13,250,000	12,755,925
New Jersey Turnpike Authority,
3.223%, 01/01/2035
(Callable 07/01/2025)(2)	90,230,000	77,216,894
New York State Dormitory Authority,
2.219%, 07/01/2035	15,000,000	11,468,134
North Carolina Housing Finance Agency,
2.812%, 07/01/2035
(Callable 01/01/2024)	615,000	599,747
State Public School Building Authority,
2.966%, 04/01/2027 (Insured by BAM)	5,800,000	5,293,552
Texas Private Activity Bond
Surface Transportation Corp.,
3.922%, 12/31/2049	8,800,000	6,663,920
Three Rivers Local School District,
5.209%, 09/15/2027
(Callable 01/30/2023)
(Insured by SD CRED PROG)	2,365,000	2,365,391
West Contra Costa
Unified School District,
6.250%, 08/01/2030	1,785,000	1,900,955
Western Michigan University
Homer Stryker MD School of Medicine,
4.750%, 11/15/2028
(Insured by AGM)	12,310,000	12,171,243
Westlake City School District,
5.227%, 12/01/2026
(Callable 01/30/2023)	3,570,000	3,571,376
Westvaco Corp.,
7.670%, 01/15/2027(2)	8,000,000	8,479,594
Total Municipal Bonds
(Cost $415,724,392)		361,494,949	1.0%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1993-58, Class H,
5.500%, 04/25/2023	971	968
Series 1998-66, Class C,
6.000%, 12/25/2028	3,367	3,380
Federal Gold Loan
Mortgage Corp. (FGLMC):
6.500%, 06/01/2029	43,045	44,202
2.500%, 08/01/2030	95,890,108	90,013,572
3.000%, 03/01/2032	1,109,179	1,045,600
3.000%, 08/01/2032	7,141,727	6,732,191
3.000%, 09/01/2032	47,914,146	45,166,114
3.000%, 04/01/2033	974,600	918,676
5.000%, 08/01/2033	2,197,538	2,242,180
3.500%, 01/01/2034	7,109,497	6,901,744
2.500%, 07/01/2035	5,917,264	5,436,130
2.000%, 08/01/2035	46,610,909	41,633,482
5.000%, 09/01/2035	4,449,389	4,552,751
5.500%, 01/01/2036	72,705	75,394
5.000%, 03/01/2036	1,788,207	1,829,745
6.000%, 12/01/2036	67,465	70,546
3.500%, 03/01/2037	3,037,581	2,911,005
4.000%, 03/01/2037	1,704,165	1,644,775
3.500%, 02/01/2038	33,402,411	31,973,757
5.000%, 02/01/2038	1,026,728	1,050,554
5.500%, 05/01/2038	211,754	219,984
5.500%, 01/01/2039	4,734,034	4,890,658
4.500%, 11/01/2039	1,278,328	1,269,970
4.500%, 11/01/2039	1,546,578	1,535,870
4.500%, 12/01/2039	7,438,123	7,368,114
3.000%, 02/01/2040	10,350,005	9,589,835
5.000%, 03/01/2040	308,652	313,173
4.500%, 08/01/2040	250,750	249,110
2.000%, 09/01/2040	25,843,712	22,047,718
4.500%, 09/01/2040	1,021,225	1,014,547

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan
Mortgage Corp. (FGLMC): (cont.)
4.000%, 01/01/2041	$9,874,076	$9,504,942
4.000%, 01/01/2041	5,042,296	4,853,810
4.500%, 03/01/2041	751,793	746,876
3.500%, 10/01/2041	3,108,980	2,916,798
2.000%, 11/01/2041	79,614,934	66,763,863
2.000%, 12/01/2041	17,846,977	15,070,335
2.000%, 02/01/2042	49,259,723	41,595,324
2.500%, 02/01/2042	11,732,894	10,219,941
4.000%, 03/01/2042	2,960,014	2,849,365
3.500%, 06/01/2042	1,565,360	1,469,039
3.500%, 07/01/2042	4,021,772	3,774,284
3.000%, 08/01/2042	5,897,083	5,380,323
3.000%, 10/01/2042	2,432,788	2,219,582
3.000%, 11/01/2042	21,752,351	19,846,212
3.500%, 12/01/2042	4,745,564	4,453,432
3.000%, 01/01/2043	10,050,484	9,169,581
3.500%, 01/01/2043	8,243,030	7,730,385
3.000%, 02/01/2043	1,355,187	1,236,405
3.000%, 04/01/2043	3,470,051	3,165,888
3.000%, 04/01/2043	3,000,049	2,737,090
3.000%, 04/01/2043	8,172,909	7,456,553
4.000%, 04/01/2043	11,054,072	10,821,834
3.500%, 05/01/2043	5,632,312	5,285,674
3.000%, 06/01/2043	29,578,036	26,985,267
3.000%, 08/01/2043	2,311,310	2,108,699
3.500%, 11/01/2043	3,152,019	2,958,117
3.500%, 01/01/2044	4,451,488	4,176,599
3.500%, 02/01/2044	14,239,082	13,362,834
4.000%, 03/01/2044	1,747,330	1,677,642
3.500%, 05/01/2044	19,941,911	18,702,277
4.000%, 05/01/2044	8,245,020	7,936,726
4.000%, 07/01/2044	1,344,010	1,290,402
3.500%, 10/01/2044	22,743,612	21,258,907
4.000%, 10/01/2044	4,039,599	3,878,481
3.000%, 01/01/2045	8,050,057	7,273,498
3.500%, 01/01/2045	12,894,790	12,098,591
4.500%, 01/01/2045	12,659,770	12,463,473
3.000%, 10/01/2045	16,269,459	14,843,676
4.000%, 10/01/2045	1,999,053	1,920,659
4.000%, 11/01/2045	4,445,793	4,272,400
3.500%, 12/01/2045	3,317,803	3,090,879
3.000%, 01/01/2046	59,241,815	53,567,839
3.000%, 01/01/2046	46,465,866	42,064,771
3.500%, 01/01/2046	13,647,683	12,720,247
4.000%, 02/01/2046	5,841,214	5,546,788
4.000%, 02/01/2046	29,411,198	28,280,787
4.000%, 04/01/2046	4,133,224	3,968,369
3.500%, 05/01/2046	2,501,516	2,348,737
3.500%, 08/01/2046	14,776,737	13,766,451
3.000%, 09/01/2046	50,006,672	44,893,624
3.000%, 10/01/2046	53,433,025	48,176,999
3.000%, 10/01/2046	32,567,280	29,247,512
3.000%, 12/01/2046	28,443,498	25,469,819
4.000%, 01/01/2047	25,370,566	24,368,495
3.000%, 02/01/2047	18,297,872	16,359,272
4.500%, 04/01/2047	12,363,494	12,171,694
3.000%, 05/01/2047	29,795,284	26,766,507
4.500%, 06/01/2047	76,229,908	74,902,604
4.500%, 08/01/2047	19,810,538	19,476,900
4.000%, 09/01/2047	6,824,814	6,530,359
4.000%, 08/01/2048	11,250,931	10,753,378
4.500%, 10/01/2048	8,728,467	8,539,162
3.000%, 02/01/2049	41,721,812	37,570,250
3.000%, 11/01/2049	48,030,608	43,053,894
4.000%, 05/01/2050	81,167,634	77,752,255
2.500%, 11/01/2050	23,293,298	19,987,400
2.500%, 02/01/2051	43,471,486	37,492,275
2.500%, 02/01/2051	21,673,733	18,644,687
2.500%, 02/01/2051	60,960,682	52,291,395
2.000%, 04/01/2051	79,380,347	65,932,232
3.000%, 04/01/2051	34,599,776	30,503,274
2.000%, 05/01/2051	32,740,470	27,011,085
2.500%, 05/01/2051	40,926,060	34,861,081
2.500%, 06/01/2051	17,546,424	14,929,714
2.500%, 07/01/2051	34,218,609	29,272,568
2.500%, 08/01/2051	18,419,625	15,847,224
2.000%, 09/01/2051	116,023,672	94,766,521
3.000%, 09/01/2051	17,579,018	15,673,681
3.000%, 10/01/2051	12,049,903	10,631,131
2.500%, 11/01/2051	10,202,908	8,712,392
2.500%, 11/01/2051	139,939,284	120,537,838
3.000%, 03/01/2052	128,779,290	114,548,177
4.500%, 07/01/2052	36,516,658	35,446,224
5.000%, 07/01/2052	108,684,734	107,355,164
3.000%, 08/01/2052	156,063,563	138,958,939
Federal National Mortgage
Association (FNMA):
5.000%, 05/01/2028	62,739	63,114
4.500%, 08/01/2029	492,072	488,776
4.500%, 09/01/2029	547,148	543,484
3.500%, 01/01/2032	17,577,657	17,045,079
3.000%, 10/01/2032	911,663	858,402
3.000%, 12/01/2032	1,800,729	1,695,502
6.000%, 03/01/2033	18,553	19,197
3.500%, 10/01/2033	9,159,074	8,790,686
4.500%, 10/01/2033	6,546,891	6,460,618
5.000%, 10/01/2033	7,482,146	7,647,104
3.000%, 11/01/2033	43,716,939	41,859,151
5.000%, 11/01/2033	20,941	21,403
4.000%, 01/01/2034	2,836,251	2,748,417
5.500%, 04/01/2034	2,602,411	2,685,438
4.000%, 06/01/2034	3,783,661	3,647,883
4.000%, 09/01/2034	4,196,883	4,046,253
5.500%, 09/01/2034	68,916	71,158
2.500%, 10/01/2034	49,904,635	46,036,724
6.000%, 11/01/2034	19,442	20,117
3.500%, 01/01/2035	23,900,643	23,182,850
5.500%, 02/01/2035	230,634	238,422
3.000%, 06/01/2035	5,474,176	5,086,514
5.000%, 07/01/2035	1,941,250	1,984,084
5.000%, 10/01/2035	915,666	935,887
5.000%, 02/01/2036	1,326,017	1,352,854
3.000%, 11/01/2036	16,317,203	15,160,874
5.500%, 11/01/2036	86,891	90,148
2.500%, 12/01/2036	8,903,564	8,021,931
2.000%, 01/01/2037	33,894,476	30,283,787
3.500%, 02/01/2037	6,108,741	5,863,496
5.500%, 04/01/2037	584,879	602,396
4.000%, 05/01/2037	15,268,603	14,719,875
4.000%, 02/01/2038	11,806,714	11,323,961
2.500%, 04/01/2038	23,969,766	21,596,005
3.000%, 05/01/2038	13,162,283	12,229,747
4.000%, 05/01/2038	9,690,771	9,450,126
4.000%, 04/01/2039	4,854,699	4,668,295

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
4.500%, 04/01/2039	$12,079,873	$12,117,882
4.000%, 06/01/2039	9,521,876	9,227,412
5.000%, 06/01/2039	4,581,876	4,683,001
5.000%, 06/01/2039	6,634,091	6,751,790
4.500%, 11/01/2039	72,563	71,791
4.000%, 08/01/2040	512,479	492,780
3.500%, 10/01/2040	11,050,822	10,332,263
4.000%, 10/01/2040	13,264,730	12,756,522
3.500%, 12/01/2040	3,057,785	2,865,632
4.000%, 12/01/2040	3,105,520	2,986,053
2.500%, 01/01/2041	26,163,415	23,047,931
3.500%, 02/01/2041	5,029,248	4,713,713
4.500%, 02/01/2041	24,795,100	24,607,279
4.500%, 05/01/2041	2,879,014	2,851,536
4.000%, 06/01/2041	5,515,071	5,303,029
4.500%, 07/01/2041	3,096,012	3,063,411
5.000%, 07/01/2041	5,147,441	5,261,016
3.500%, 09/01/2041	7,398,369	6,935,684
4.000%, 09/01/2041	724,957	697,082
4.000%, 10/01/2041	2,387,995	2,296,167
2.000%, 12/01/2041	134,119,786	113,253,439
4.000%, 12/01/2041	3,076,440	2,958,143
2.000%, 01/01/2042	50,380,923	42,542,344
4.000%, 01/01/2042	4,041,672	3,886,244
4.500%, 01/01/2042	4,688,762	4,652,853
2.000%, 02/01/2042	41,746,188	34,994,614
2.000%, 02/01/2042	44,744,582	37,508,508
2.000%, 02/01/2042	14,308,861	12,082,457
4.000%, 02/01/2042	17,733,052	17,051,105
2.000%, 03/01/2042	97,814,329	82,594,472
2.500%, 03/01/2042	50,760,354	44,154,798
3.000%, 04/01/2042	26,941,783	24,316,221
3.000%, 05/01/2042	2,925,287	2,665,862
3.500%, 07/01/2042	44,739,223	41,938,473
3.500%, 08/01/2042	3,266,282	3,061,920
3.000%, 10/01/2042	11,230,081	10,234,075
3.000%, 03/01/2043	16,444,377	14,985,435
3.000%, 03/01/2043	3,209,991	2,925,230
3.000%, 05/01/2043	16,841,660	15,347,552
3.000%, 05/01/2043	7,703,997	7,020,605
3.500%, 05/01/2043	16,791,371	15,740,108
3.000%, 06/01/2043	3,386,457	3,086,083
3.000%, 07/01/2043	1,396,042	1,272,215
4.000%, 07/01/2043	12,058,259	11,594,514
3.000%, 08/01/2043	2,185,668	1,991,787
3.000%, 09/01/2043	42,826,084	39,027,361
3.500%, 09/01/2043	18,962,103	17,755,091
4.500%, 09/01/2043	4,520,675	4,463,726
3.000%, 10/01/2043	50,074,705	45,191,614
3.500%, 10/01/2043	22,539,412	21,108,023
3.000%, 11/01/2043	11,467,960	10,451,869
4.000%, 11/01/2043	4,290,602	4,114,917
4.000%, 12/01/2044	110,695,574	106,455,380
4.000%, 01/01/2045	2,830,508	2,714,582
4.000%, 02/01/2045	7,064,468	6,792,824
3.500%, 04/01/2045	11,621,804	10,844,017
4.000%, 09/01/2045	2,030,754	1,947,575
4.000%, 10/01/2045	2,653,121	2,544,452
4.500%, 10/01/2045	112,456,289	111,007,628
4.000%, 11/01/2045	9,908,772	9,453,840
3.500%, 12/01/2045	13,585,320	12,636,785
4.500%, 02/01/2046	12,189,819	12,096,475
3.000%, 05/01/2046	6,947,241	6,240,620
3.500%, 05/01/2046	12,700,466	11,884,250
3.000%, 07/01/2046	5,048,755	4,533,185
4.500%, 08/01/2046	8,887,665	8,739,912
3.500%, 09/01/2046	4,684,934	4,358,281
2.500%, 10/01/2046	13,213,693	11,363,319
3.000%, 11/01/2046	9,880,428	8,893,518
3.000%, 11/01/2046	21,467,527	19,525,513
3.500%, 11/01/2046	23,277,095	21,685,626
3.000%, 12/01/2046	14,403,394	12,912,448
4.000%, 02/01/2047	2,464,685	2,363,724
3.500%, 05/01/2047	1,044,288	970,821
3.500%, 08/01/2047	5,266,643	4,889,587
4.000%, 08/01/2047	19,049,986	18,283,447
3.500%, 10/01/2047	4,973,590	4,617,515
4.000%, 10/01/2047	12,877,835	12,318,373
4.000%, 11/01/2047	9,963,759	9,537,753
4.500%, 11/01/2047	4,654,569	4,647,210
3.500%, 12/01/2047	76,871,772	71,201,562
4.000%, 12/01/2047	15,843,828	15,150,591
4.500%, 12/01/2047	2,552,840	2,488,532
3.500%, 01/01/2048	18,554,666	17,229,882
3.500%, 02/01/2048	24,968,802	23,170,854
3.500%, 03/01/2048	22,381,783	20,732,224
4.000%, 04/01/2048	34,663,894	33,178,866
4.000%, 07/01/2048	13,299,467	12,762,348
4.000%, 09/01/2048	3,464,398	3,307,434
4.500%, 09/01/2048	10,291,946	10,080,221
4.500%, 11/01/2048	13,351,775	13,114,647
5.000%, 11/01/2048	17,503,802	17,633,162
4.000%, 01/01/2049	3,379,500	3,230,625
4.500%, 01/01/2049	9,184,127	9,027,650
3.000%, 02/01/2049	12,650,672	11,250,582
4.500%, 02/01/2049	9,521,964	9,307,048
4.000%, 05/01/2049	7,602,124	7,257,946
3.000%, 05/01/2050	40,364,073	36,198,019
2.500%, 07/01/2050	36,878,501	31,693,009
2.500%, 07/01/2050	106,200,239	91,399,436
3.000%, 07/01/2050	55,825,792	50,278,672
2.500%, 10/01/2050	41,377,246	35,531,413
2.500%, 11/01/2050	7,185,860	6,220,943
2.500%, 11/01/2050	57,380,591	49,122,266
3.000%, 11/01/2050	6,376,441	5,684,394
3.000%, 11/01/2050	69,095,251	62,216,457
2.500%, 12/01/2050	82,526,642	70,815,309
2.500%, 12/01/2050	54,546,309	46,469,376
2.500%, 01/01/2051	35,539,046	30,586,015
2.500%, 04/01/2051	19,292,150	16,562,777
2.500%, 05/01/2051	71,374,906	62,005,275
2.500%, 05/01/2051	37,775,005	32,422,620
2.500%, 05/01/2051	82,637,505	71,543,528
2.500%, 06/01/2051	27,372,486	23,622,067
2.000%, 07/01/2051	45,876,692	37,933,453
2.500%, 07/01/2051	23,824,266	20,261,908
2.500%, 07/01/2051	72,048,241	62,178,658
2.000%, 08/01/2051	16,869,310	13,940,479
2.000%, 09/01/2051	12,779,489	10,554,761
2.500%, 09/01/2051	128,490,539	109,678,760
2.500%, 10/01/2051	39,891,525	34,120,464
3.000%, 10/01/2051	64,158,440	56,413,741
2.000%, 11/01/2051	60,235,771	49,584,934
2.500%, 11/01/2051	30,636,942	26,161,404

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
2.500%, 11/01/2051	$106,037,301	$90,431,234
2.500%, 11/01/2051	35,833,986	30,904,829
3.000%, 11/01/2051	125,305,511	111,180,857
2.000%, 12/01/2051	26,428,536	21,858,637
2.000%, 12/01/2051	37,157,690	30,642,877
2.000%, 12/01/2051	35,272,524	29,017,396
2.000%, 12/01/2051	108,638,115	89,266,390
2.500%, 12/01/2051	137,600,220	117,871,160
2.500%, 12/01/2051	48,313,859	41,060,549
2.500%, 12/01/2051	108,950,187	92,915,188
2.500%, 12/01/2051	24,361,623	20,804,994
2.500%, 01/01/2052	46,757,685	39,993,189
3.000%, 02/01/2052	31,604,587	28,005,864
3.000%, 02/01/2052	25,863,095	22,918,053
3.500%, 02/01/2052	33,457,040	30,615,018
3.000%, 03/01/2052	70,971,507	62,718,917
3.500%, 04/01/2052	90,660,473	82,771,058
3.500%, 05/01/2052	47,468,302	44,023,612
4.500%, 07/01/2052	15,407,990	14,956,303
5.000%, 07/01/2052	68,605,333	67,773,793
5.000%, 07/01/2052	120,585,458	119,012,605
3.000%, 12/01/2054	94,364,748	83,922,394
3.000%, 11/01/2059	52,637,073	46,413,283
Government National Mortgage
Association (GNMA):
6.000%, 11/20/2033	18,413	19,288
5.000%, 07/20/2040	666,755	676,225
3.500%, 10/20/2041	3,251,807	3,068,386
3.500%, 01/15/2042	5,571,746	5,248,103
4.000%, 06/20/2042	3,572,808	3,479,441
3.500%, 09/20/2042	1,369,451	1,292,911
3.500%, 01/20/2043	28,726,886	27,104,358
4.000%, 10/20/2043	4,733,722	4,570,017
4.000%, 09/20/2044	18,171,745	17,510,952
4.000%, 01/20/2045	4,004,758	3,856,827
3.500%, 03/20/2045	6,339,768	5,923,457
3.000%, 04/20/2045	7,457,297	6,817,975
3.500%, 04/20/2045	9,024,745	8,446,857
4.000%, 08/20/2045	3,186,905	3,074,264
3.000%, 01/20/2046	24,446,265	22,237,120
4.500%, 01/20/2046	5,450,674	5,468,942
3.500%, 04/20/2046	28,445,071	26,566,782
4.000%, 04/20/2046	3,451,904	3,301,935
3.500%, 05/20/2046(6)	17,907,410	16,742,465
4.000%, 05/20/2046	8,425,108	8,114,986
3.500%, 06/20/2046	29,704,281	27,756,712
3.000%, 11/20/2046	21,249,472	19,307,070
5.000%, 04/20/2047	809,968	819,587
3.000%, 06/20/2047	12,836,105	11,583,211
4.500%, 06/20/2047	11,992,621	11,769,529
4.500%, 07/20/2047	2,911,509	2,872,521
4.500%, 09/20/2047(6)	3,868,906	3,823,440
3.000%, 10/20/2047	18,344,632	16,552,485
3.000%, 11/20/2047	80,189,254	72,649,137
4.000%, 01/20/2048	5,355,581	5,147,844
3.500%, 02/20/2048	80,720,825	75,392,625
3.500%, 05/20/2048	70,148,160	65,448,446
5.000%, 02/20/2049	30,354,631	30,271,236
3.500%, 02/20/2050	67,425,570	63,343,102
2.500%, 06/20/2050	115,530,416	101,083,488
2.500%, 03/20/2051	53,642,788	45,406,151
2.500%, 04/20/2051	69,386,717	58,858,524
2.500%, 06/20/2051	35,382,396	30,019,922
4.000%, 04/20/2052	19,583,930	18,556,612
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%,
02/25/2059 (Callable 06/25/2043)	34,967,805	32,428,684
Series 2020-2, Class MT, 2.000%,
11/25/2059 (Callable 06/25/2043)	58,807,656	48,505,290
Series 2020-3, Class MT, 2.000%,
05/25/2060 (Callable 09/25/2042)	38,853,471	32,185,889
Series 2021-3, Class MTU, 2.500%,
03/25/2061 (Callable 10/25/2044)	70,897,815	59,799,903
Series 2022-1, Class MTU, 3.250%,
11/25/2061 (Callable 06/25/2045)	55,735,733	49,267,005
Total U.S. Government Agency Issues
(Cost $8,567,935,254)		7,743,616,389	22.3%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%,
02/25/2023 (Callable 01/25/2023)(6)	5,375	5,344
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2023)(6)	410,188	219,848
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2023)(2)(3)	10,438,590	9,541,925
Series 2020-1, Class A1A, 1.662%,
03/25/2055 (Callable 06/25/2023)(2)	9,763,714	8,869,888
Banc of America Alternative Loan Trust:
Series 2007-1, Class 1A1, 3.921%,
04/25/2023 (Callable 01/25/2023)(4)	70,218	59,839
Series 2005-11, Class 1CB4, 5.500%,
12/25/2035 (Callable 01/25/2023)(6)	36,532	32,123
Series 2006-5, Class CB7, 6.000%,
06/25/2046 (Callable 01/25/2023)(6)	153,808	133,144
Bayview Financial Trust,
Series 2007-B, Class 1A2, 7.331%,
08/28/2037 (Callable 01/28/2023)(7)	893,351	748,068
Bear Stearns ALT-A Trust,
Series 2004-4, Class A1, 4.989%,
06/25/2034 (1 Month LIBOR USD +
0.600%) (Callable 01/25/2023)(3)	76,017	76,192
Bear Stearns Asset Backed
Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%,
05/25/2034 (Callable 01/25/2023)	107,942	93,085
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 3.989%,
09/25/2036 (Callable 01/25/2023)(4)(6)	528,921	452,867
CIM Trust:
Series 2022-R2, Class A1, 3.750%,
12/25/2061 (Callable 05/25/2027)(2)(4)	33,263,122	31,310,936
Series 2022-R3, Class A1, 4.500%,
03/25/2062 (Callable 09/25/2027)(2)(4)	66,289,486	63,365,039
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%,
11/25/2035 (Callable 01/25/2023)	6,528	4,820
Countrywide Asset-Backed Certificates:
Series 2004-S1, Class A3, 5.115%,
02/25/2035 (Callable 01/25/2023)(7)	62,666	61,846
Series 2005-10, Class AF6, 4.915%,
12/25/2035 (Callable 01/25/2023)(4)	6,248	6,076
Series 2006-10, Class 1AF3, 5.971%,
12/25/2035 (Callable 01/25/2023)(4)(6)	105,583	104,850
Credit Suisse First Boston
Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 3.691%,
11/25/2033 (Callable 01/25/2023)(4)	2,616,726	2,413,059
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CWABS Asset-Backed Certificates Trust,
Series 2005-17, Class 1AF5,
5.564%, 03/25/2036
(Callable 01/25/2023)(4)	$56,581	$52,532
First Horizon Alternative
Mortgage Securities Trust,
Series 2006-FA6, Class 3A1, 5.750%,
11/25/2036 (Callable 01/25/2023)	2,996	2,237
FirstKey Homes Trust:
Series 2022-SFR3, Class A,
4.250%, 07/19/2038(2)	55,750,000	52,652,496
Series 2021-SFR1, Class A,
1.538%, 08/19/2038(2)	162,338,754	140,950,932
Series 2021-SFR2, Class A,
1.376%, 09/17/2038(2)	48,872,228	41,802,939
Series 2022-SFR1, Class A,
4.145%, 05/19/2039(2)	120,717,309	113,376,996
Fremont Home Loan Trust,
Series 2006-A, Class 1A1, 4.679%,
05/25/2036 (1 Month LIBOR USD +
0.290%) (Callable 01/25/2023)(3)	7,878,901	7,405,616
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%,
04/25/2029 (Callable 01/25/2023)	20	19
Home Partners of America Trust,
Series 2021-2, Class A,
1.901%, 12/17/2038(2)	113,446,685	98,108,864
IMC Home Equity Loan Trust,
Series 1997-5, Class A10,
6.880%, 11/20/2028	6	6
Impac CMB Trust,
Series 2004-4, Class 2A2, 5.749%,
09/25/2034 (Callable 01/25/2023)(7)	46,961	47,380
Imperial Fund Mortgage Trust,
Series 2022-NQM3, Class A1, 4.380%,
05/25/2067 (Callable 04/25/2025)(2)(7)	7,164,670	6,768,963
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 3.507%,
03/25/2036 (Callable 07/25/2023)(4)	128,413	120,339
J.P. Morgan Mortgage Trust:
Series 2007-A1, Class 5A2, 3.453%,
07/25/2035 (Callable 12/25/2025)(4)	748,704	722,481
Series 2007-A1, Class 5A5, 3.453%,
07/25/2035 (Callable 12/25/2025)(4)	1,133,658	1,094,992
Series 2005-A4, Class 1A1, 3.708%,
07/25/2035 (Callable 01/25/2023)(4)	144,959	144,252
Series 2006-A7, Class 2A2, 3.848%,
01/25/2037 (Callable 01/25/2023)(4)(6)	54,855	42,285
Series 2006-A7, Class 2A4R, 3.848%,
01/25/2037 (Callable 01/25/2023)(4)(6)	234,367	180,660
Series 2007-A2, Class 2A3, 3.480%,
04/25/2037 (Callable 01/25/2023)(4)	579,571	425,381
Merrill Lynch Mortgage Investors Trust,
Series 2004-F, Class A1A, 4.569%,
12/25/2029 (Callable 01/25/2023)(4)	2,153,577	2,088,976
MetLife, Inc.,
Series 2019-1A, Class A1A, 3.750%,
04/25/2058 (Callable 02/25/2034)(2)(4)	5,827,416	5,645,182
Mill City Mortgage Loan Trust,
Series 2021-NMR1, Class A1, 1.125%,
11/25/2060 (Callable 08/25/2033)(2)(4)	17,469,885	16,136,272
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 3.705%,
09/25/2034 (Callable 05/25/2029)(4)	1,003,156	976,843
New Residential Mortgage Loan Trust:
Series 2017-2A, Class A3,
4.000%, 03/25/2057
(Callable 02/25/2030)(2)(4)	5,201,133	4,877,660
Series 2017-3A, Class A1, 4.000%,
04/25/2057 (Callable 02/25/2032)(2)(3)	7,289,187	6,887,868
Series 2017-4A, Class A1, 4.000%,
05/25/2057 (Callable 06/25/2031)(2)(3)	10,664,629	9,920,627
Series 2018-1A, Class A1A, 4.000%,
12/25/2057 (Callable 07/25/2032)(2)(3)	5,796,562	5,440,194
Series 2020-1A, Class A1B, 3.500%,
10/25/2059 (Callable 12/25/2034)(2)(3)	11,242,698	10,366,946
Series 2022-NQM2, Class A1, 3.079%,
03/25/2062 (Callable 02/25/2024)(2)(4)	36,656,708	32,651,963
OBX Trust,
Series 2022-NQM2, Class A1, 2.944%,
01/25/2062 (Callable 02/25/2025)(2)(4)	87,172,355	76,005,916
Progress Residential Trust,
Series 2021-SFR8, Class A, 1.510%,
10/19/2038(2)	73,250,078	62,485,987
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%,
06/25/2023 (Callable 01/25/2023)	6,151	5,722
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%,
04/25/2037 (Callable 04/25/2029)(7)	2,482,525	732,633
Starwood Mortgage Residential Trust:
Series 2021-4, Class A1, 1.162%,
08/25/2056 (Callable 09/25/2024)(2)(3)	35,474,524	28,542,277
Series 2022-4, Class A1, 5.192%,
05/25/2067 (Callable 06/25/2025)(2)(7)	58,438,066	57,597,697
Structured Adjustable Rate
Mortgage Loan Trust,
Series 2004-12, Class 3A1, 3.980%,
09/25/2034 (Callable 01/25/2023)(4)	833,649	796,608
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.347%,
10/25/2043 (Callable 01/25/2023)(4)	4,120,027	3,920,944
Towd Point Mortgage Trust:
Series 2016-5, Class A1, 2.500%,
10/25/2056 (Callable 05/25/2030)(2)(3)	825,807	811,943
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 10/25/2028)(2)(3)	3,653,137	3,591,699
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 11/25/2027)(2)(3)	15,832,384	15,102,410
Series 2018-1, Class A1, 3.000%,
01/28/2058 (Callable 06/25/2027)(2)(3)	1,521,438	1,467,060
Series 2019-1, Class A1, 3.722%,
03/25/2058 (Callable 05/25/2028)(2)(4)	24,531,368	23,108,728
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 08/25/2028)(2)(3)	11,142,131	10,815,993
Series 2018-4, Class A1, 3.000%,
06/25/2058 (Callable 07/25/2030)(2)(3)	13,294,713	12,137,311
Series 2019-4, Class A1, 2.900%,
10/25/2059 (Callable 04/25/2031)(2)(3)	72,083,290	66,989,582
Series 2020-2, Class A1A, 1.636%,
04/25/2060 (Callable 08/25/2030)(2)(4)	9,899,030	8,716,306
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 08/25/2029)(2)	74,577,236	65,947,740
Series 2022-2, Class A1, 3.750%,
07/25/2062 (Callable 07/25/2028)(2)(4)	177,794,489	165,736,022
Series 2022-3, Class A1, 3.750%,
08/25/2062 (Callable 12/25/2027)(2)(4)	177,976,145	166,890,491

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-CB2, Class 3A,
6.000%, 08/25/2034
(Callable 01/25/2023)(6)	$2,557,798	$2,495,002
Series 2004-CB3, Class 2A, 6.500%,
10/25/2034 (Callable 01/25/2023)	1,185,319	1,128,797
Series 2004-AR14, Class A1, 3.952%,
01/25/2035 (Callable 01/25/2023)(4)	3,413,233	3,078,152
Total Non-U.S. Government
Agency Issues
(Cost $1,578,367,402)		1,454,495,870	4.2%
Total Residential
Mortgage-Backed Securities
(Cost $10,146,302,656)		9,198,112,259	26.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2014-M2, Class A2,
3.513%, 12/25/2023(3)	3,283,507	3,228,668
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K734, Class A2,
3.208%, 02/25/2026	21,500,000	20,655,987
Series K736, Class A2,
2.282%, 07/25/2026	67,700,000	62,845,714
Series K057, Class A2,
2.570%, 07/25/2026	21,420,000	20,096,535
Series K058, Class A2,
2.653%, 08/25/2026	24,865,000	23,320,476
Series K061, Class A2,
3.347%, 11/25/2026(3)	2,000,000	1,915,820
Series K063, Class A2,
3.430%, 01/25/2027(3)	79,804,512	76,697,579
Series K064, Class A2,
3.224%, 03/25/2027	60,635,903	57,781,092
Series K065, Class A2,
3.243%, 04/25/2027	34,635,000	32,997,208
Series K066, Class A2,
3.117%, 06/25/2027	13,214,000	12,516,576
Series K067, Class A2,
3.194%, 07/25/2027	68,324,045	64,860,419
Series K068, Class A2,
3.244%, 08/25/2027	105,313,000	100,151,915
Series K069, Class A2,
3.187%, 09/25/2027(3)	25,488,779	24,166,816
Series K071, Class A2,
3.286%, 11/25/2027	25,529,000	24,283,103
Series K072, Class A2,
3.444%, 12/25/2027	6,050,000	5,795,129
Series K073, Class A2,
3.350%, 01/25/2028	1,350,000	1,286,773
Series K074, Class A2,
3.600%, 01/25/2028	21,722,000	20,943,229
Series K076, Class A2,
3.900%, 04/25/2028	92,070,000	89,895,822
Series K077, Class A2,
3.850%, 05/25/2028(3)	68,650,000	66,821,500
Series K078, Class A2,
3.854%, 06/25/2028	59,788,633	58,173,832
Series K080, Class A2,
3.926%, 07/25/2028(3)	14,950,000	14,575,362
Series K082, Class A2,
3.920%, 09/25/2028(3)	56,545,000	55,041,418
Series K083, Class A2,
4.050%, 09/25/2028(3)	1,000,000	979,244
Series K156, Class A3,
3.700%, 06/25/2033(3)	11,088,000	10,250,909
Series K-1510, Class A3,
3.794%, 01/25/2034	13,525,000	12,430,890
Total U.S. Government Agency Issues
(Cost $935,141,892)		861,712,016	2.5%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%,
05/17/2050 (Callable 04/15/2027)	44,535,000	41,575,649
Series 2017-BNK8, Class A4, 3.488%,
11/17/2050 (Callable 11/15/2027)	67,663,000	62,480,224
Series 2019-BN21, Class A5, 2.851%,
10/18/2052 (Callable 10/15/2029)	39,560,000	34,264,404
Series 2020-BN29, Class A4, 1.997%,
11/18/2053 (Callable 12/15/2030)	66,985,000	53,205,904
Series 2017-BNK9, Class A4, 3.538%,
11/17/2054 (Callable 12/15/2029)	98,103,000	90,944,924
Series 2022-BNK44, Class A5, 5.746%,
11/18/2055 (Callable 11/15/2032)(4)	79,775,000	83,332,814
Series 2017-BNK5, Class A5, 3.390%,
06/17/2060 (Callable 07/15/2027)	22,501,000	20,786,658
Series 2017-BNK7, Class A4, 3.175%,
09/17/2060 (Callable 09/15/2027)	21,500,000	19,703,651
Series 2017-BNK7, Class A5, 3.435%,
09/17/2060 (Callable 09/15/2027)	350,000	323,700
Series 2018-BN10, Class A5, 3.688%,
02/17/2061 (Callable 02/15/2028)	11,050,000	10,309,709
Series 2018-BN12, Class A4, 4.255%,
05/17/2061 (Callable 05/15/2028)(4)	15,302,008	14,626,216
Series 2018-BN13, Class A5, 4.217%,
08/17/2061 (Callable 08/15/2028)(4)	8,565,000	8,162,630
BBCMS Mortgage Trust,
Series 2022-C15, Class ASB, 3.684%,
04/16/2055 (Callable 04/15/2032)(4)	7,104,000	6,564,769
Benchmark Mortgage Trust:
Series 2018-B6, Class A4, 4.261%,
10/10/2051 (Callable 10/10/2028)	17,420,000	16,710,043
Series 2018-B8, Class A5, 4.232%,
01/18/2052 (Callable 12/15/2028)	24,235,000	23,158,140
Series 2020-B19, Class A5, 1.850%,
09/17/2053 (Callable 10/15/2030)	56,766,000	45,633,938
Series 2020-B20, Class A5, 2.034%,
10/20/2053 (Callable 10/15/2030)	31,916,000	25,764,682
Series 2020-B21, Class A5, 1.978%,
12/17/2053 (Callable 12/15/2030)	32,760,000	26,202,673
Series 2021-B24, Class A5, 2.584%,
03/17/2054 (Callable 03/15/2031)	40,000,000	33,304,288
Series 2021-B31, Class A5, 2.669%,
12/17/2054 (Callable 12/15/2031)	74,100,000	61,479,792
Series 2019-B10, Class A4, 3.717%,
03/17/2062 (Callable 03/15/2029)	31,738,170	29,370,969
Series 2019-B14, Class A5, 3.049%,
12/15/2062 (Callable 11/15/2029)	28,769,000	25,408,985
CD Mortgage Trust:
Series 2016-CD1, Class A4, 2.724%,
08/12/2049 (Callable 08/10/2026)	46,415,000	42,152,961
Series 2017-CD3, Class A4, 3.631%,
02/11/2050 (Callable 02/10/2027)	7,200,000	6,704,049
Series 2018-CD7, Class A4, 4.279%,
08/17/2051 (Callable 08/15/2028)	7,400,000	7,020,850

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class A4, 3.283%,
05/10/2058 (Callable 05/10/2026)	$29,732,980	$27,900,016
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%,
04/10/2046 (Callable 04/10/2023)	28,720,119	28,623,640
Series 2014-GC19, Class A3, 3.753%,
03/12/2047 (Callable 03/10/2024)	5,557,807	5,461,058
Series 2014-GC25, Class A4, 3.635%,
10/10/2047 (Callable 10/10/2024)	16,838,590	16,200,337
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 01/10/2025)	59,202,541	56,299,059
Series 2015-GC29, Class A4, 3.192%,
04/10/2048 (Callable 04/10/2025)	17,480,000	16,528,866
Series 2015-GC35, Class A4, 3.818%,
11/13/2048 (Callable 11/10/2025)	68,175,000	64,952,756
Series 2017-P7, Class A4, 3.712%,
04/15/2050 (Callable 04/14/2027)	12,275,000	11,517,464
Series 2017-P8, Class A4, 3.465%,
09/16/2050 (Callable 09/15/2027)	22,000,000	20,298,080
Series 2019-C7, Class A4, 3.102%,
12/16/2072 (Callable 12/15/2029)	22,880,000	20,015,447
COMM Mortgage Trust:
Series 2013-CR10, Class A3, 3.923%,
08/10/2046 (Callable 08/10/2023)	5,974,324	5,951,100
Series 2014-CR15, Class ASB, 3.595%,
02/12/2047 (Callable 02/10/2024)	3,231,033	3,196,901
Series 2014-CR19, Class A5, 3.796%,
08/12/2047 (Callable 08/10/2024)	15,789,828	15,274,072
Series 2014-UBS5, Class A4, 3.838%,
09/12/2047 (Callable 09/10/2024)	17,596,000	16,993,810
Series 2013-CR11, Class A3, 3.983%,
08/12/2050 (Callable 10/10/2023)	10,258,821	10,129,522
CSAIL Commercial Mortgage Trust:
Series 2018-CX11, Class A5, 4.033%,
04/17/2051 (Callable 04/15/2028)(4)	10,000,000	9,335,556
Series 2018-CX12, Class A4, 4.224%,
08/17/2051 (Callable 08/15/2028)(4)	6,003,000	5,662,003
Series 2019-C16, Class A3, 3.329%,
06/17/2052 (Callable 06/15/2029)	15,365,000	13,605,620
DBGS Mortgage Trust,
Series 2018-C1, Class A4, 4.466%,
10/17/2051 (Callable 10/15/2028)	19,875,000	18,976,807
DBJPM Mortgage Trust:
Series 2016-C3, Class ASB, 2.756%,
08/12/2049 (Callable 08/10/2026)	7,707,723	7,360,685
Series 2017-C6, Class A5, 3.328%,
06/10/2050 (Callable 06/10/2027)	20,800,000	19,111,685
Series 2020-C9, Class A5, 1.926%,
08/15/2053 (Callable 09/15/2030)	22,555,000	18,301,334
GS Mortgage Securities Trust:
Series 2013-GC14, Class A5, 4.243%,
08/10/2046 (Callable 06/10/2025)	25,500,000	25,247,336
Series 2015-GS1, Class A3, 3.734%,
11/10/2048 (Callable 11/10/2025)	30,493,248	28,963,993
JPMBB Commercial
Mortgage Securities Trust:
Series 2013-C12, Class A5, 3.664%,
07/17/2045 (Callable 06/15/2023)	6,835,000	6,777,230
Series 2013-C15, Class A4, 4.096%,
11/17/2045 (Callable 10/15/2023)	1,031,694	1,023,178
Series 2013-LC11, Class A5, 2.960%,
04/15/2046 (Callable 05/15/2023)	14,435,445	14,330,736
Series 2013-C17, Class A3, 3.928%,
01/17/2047 (Callable 01/15/2024)	2,092,524	2,052,106
Series 2013-C17, Class A4, 4.199%,
01/17/2047 (Callable 01/15/2024)	17,276,000	16,995,683
Series 2014-C24, Class ASB, 3.368%,
11/18/2047 (Callable 10/15/2025)	3,519,414	3,441,852
Series 2014-C25, Class ASB, 3.407%,
11/18/2047 (Callable 11/15/2024)	3,382,037	3,301,499
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	22,658,000	21,603,555
Series 2015-C28, Class A4, 3.227%,
10/19/2048 (Callable 04/15/2025)	16,688,500	15,795,772
JPMCC Commercial
Mortgage Securities Trust:
Series 2017-JP7, Class A5, 3.454%,
09/16/2050 (Callable 08/15/2027)	9,000,000	8,303,522
Series 2017-C7, Class A5, 3.409%,
10/17/2050 (Callable 11/15/2027)	6,035,000	5,552,900
JPMDB Commercial
Mortgage Securities Trust,
Series 2017-C5, Class A5, 3.694%,
03/17/2050 (Callable 04/15/2027)	24,380,000	22,808,395
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2013-C10, Class A3, 3.955%,
07/17/2046 (Callable 06/15/2028)(4)	1,716,703	1,705,364
Series 2013-C12, Class A3, 3.973%,
10/17/2046 (Callable 10/15/2023)	14,055,809	13,907,101
Series 2014-C16, Class A5, 3.892%,
06/17/2047 (Callable 06/15/2026)	25,000,000	24,227,273
Series 2016-C29, Class ASB, 3.140%,
05/17/2049 (Callable 05/15/2026)	7,928,383	7,594,317
Series 2016-C30, Class A5, 2.860%,
09/17/2049 (Callable 10/15/2026)	18,082,000	16,461,912
Series 2017-C34, Class A4, 3.536%,
11/18/2052 (Callable 10/15/2027)	41,287,079	38,221,208
Morgan Stanley Capital I Trust:
Series 2018-H3, Class A5, 4.177%,
07/15/2051 (Callable 07/15/2028)	22,101,510	20,859,717
Series 2018-H4, Class A4, 4.310%,
12/15/2051 (Callable 01/15/2029)	4,750,000	4,508,933
UBS Commercial Mortgage Trust:
Series 2019-C17, Class A4, 2.921%,
10/18/2052 (Callable 10/15/2029)	67,494,355	58,264,745
Series 2019-C18, Class A4, 3.035%,
12/17/2052 (Callable 12/15/2029)	5,475,000	4,710,172
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class ASB, 3.278%,
02/18/2048 (Callable 03/15/2025)	7,690,311	7,475,291
Series 2015-SG1, Class ASB, 3.556%,
09/17/2048 (Callable 08/15/2025)	10,124,290	9,876,664
Series 2015-SG1, Class A4, 3.789%,
09/17/2048 (Callable 08/15/2025)	19,376,623	18,508,494
Series 2015-P2, Class A3, 3.541%,
12/15/2048 (Callable 12/15/2025)	32,066,930	30,418,989
Series 2017-C42, Class A4, 3.589%,
12/16/2050 (Callable 12/15/2027)	7,315,000	6,738,921
Series 2019-C50, Class ASB, 3.635%,
05/17/2052 (Callable 05/15/2029)	20,000,000	18,867,740
Series 2019-C51, Class A4, 3.311%,
06/17/2052 (Callable 06/15/2029)	22,581,000	20,115,787
Series 2019-C52, Class A5, 2.892%,
08/16/2052 (Callable 08/15/2029)	10,000,000	8,685,795

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wells Fargo Commercial
Mortgage Trust: (cont.)
Series 2019-C54, Class A4, 3.146%,
12/17/2052 (Callable 11/15/2029)	$30,610,609	$26,812,778
Series 2022-C62, Class A4, 4.000%,
04/16/2055 (Callable 04/15/2032)(3)	42,914,000	39,033,296
Series 2017-RC1, Class A4, 3.631%,
01/15/2060 (Callable 03/15/2027)	14,225,000	13,293,719
WFRBS Commercial Mortgage Trust:
Series 2013-C13, Class ASB, 2.654%,
05/17/2045 (Callable 05/15/2023)	140,879	140,505
Series 2013-C18, Class A4, 3.896%,
12/17/2046 (Callable 01/15/2024)	9,017,901	8,829,665
Series 2014-C21, Class A5, 3.678%,
08/16/2047 (Callable 08/15/2024)	34,719,000	33,536,717
Series 2014-C24, Class A4, 3.343%,
11/18/2047 (Callable 11/15/2024)	36,730,000	35,020,630
Series 2014-C23, Class ASB, 3.636%,
10/17/2057 (Callable 09/15/2025)	2,389,094	2,347,386
Total Non-U.S. Government
Agency Issues
(Cost $2,072,732,850)		1,847,249,316	5.3%
Total Commercial Mortgage-Backed Securities
(Cost $3,007,874,742)		2,708,961,332	7.8%
Asset Backed Securities
Donlen Fleet Lease Funding 2 LLC,
Series 2021-2, Class A2,
0.560%, 12/11/2034(2)	20,914,976	20,210,899
Ford Credit Auto Owner Trust:
Series 2019-1, Class A, 3.520%,
07/15/2030 (Callable 01/15/2024)(2)	25,192,000	24,699,685
Series 2018-1, Class A, 3.190%,
07/15/2031 (Callable 01/15/2025)(2)	51,650,000	49,364,271
Series 2020-1, Class A, 2.040%,
08/15/2031 (Callable 02/15/2025)(2)	15,086,000	14,133,242
Ford Credit Floorplan
Master Owner Trust,
Series 2020-2, Class A,
1.060%, 09/15/2027	11,938,000	10,737,550
GM Financial Revolving
Receivables Trust,
Series 2022-1, Class A, 5.910%,
10/11/2035 (Callable 11/11/2027)(2)	64,950,000	66,226,534
Navient Private Education
Refi Loan Trust:
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 02/15/2029)(2)	16,917,021	14,346,062
Series 2022-A, Class A, 2.230%,
07/15/2070 (Callable 04/15/2029)(2)	20,404,743	17,733,562
Series 2022-BA, Class A, 4.160%,
10/15/2070 (Callable 06/15/2029)(2)	47,945,671	44,857,164
Nelnet Student Loan Trust,
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	38,559,320	34,152,109
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%,
12/15/2023 (Callable 01/15/2023)	712	709
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	94,050,000	79,783,932
Towd Point Asset Trust,
Series 2021-SL1, Class A1,
1.050%, 11/21/2061(2)	13,422,972	12,180,707
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A,
2.184%, 02/25/2060
(Callable 01/25/2023)(2)(3)	28,836,363	26,812,509
Series 2020-MH1, Class A1,
2.250%, 02/25/2060
(Callable 01/25/2023)(2)(4)	18,381,745	17,110,355
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	68,654,950	66,177,200
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	104,383,000	95,561,613
Series 2022-1A, Class A, 3.820%,
04/25/2035 (Callable 04/25/2027)(2)	25,275,000	23,977,685
Total Asset Backed Securities
(Cost $660,596,782)		618,065,788	1.8%
Total Long-Term Investments
(Cost $38,811,521,667)		34,262,248,833	98.5%

	Shares
Short-Term Investment
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(5)	438,123,593	438,123,593
Total Short-Term Investment
(Cost $438,123,593)		438,123,593	1.3%
Total Investments
(Cost $39,249,645,260)		34,700,372,426	99.8%
Other Assets in Excess of Liabilities		83,275,110	0.2%
TOTAL NET ASSETS		$34,783,647,536	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
GNMA – Government National Mortgage Association
SD CRED PROG – State Credit Enhancement Program
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $6,444,476,453, which represented 18.53% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.
(8)	Security or a portion of the security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$7,930,423,003	$—	$7,930,423,003
Other Government Related Securities	—	74,765,746	—	74,765,746
Corporate Bonds	—	13,370,425,756	—	13,370,425,756
Municipal Bonds	—	361,494,949	—	361,494,949
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	7,743,616,389	—	7,743,616,389
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,454,495,870	—	1,454,495,870
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	861,712,016	—	861,712,016
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,847,249,316	—	1,847,249,316
Asset Backed Securities	—	618,065,788	—	618,065,788
Total Long-Term Investments	—	34,262,248,833	—	34,262,248,833
Short-Term Investment
Money Market Mutual Fund	438,123,593	—	—	438,123,593
Total Short-Term Investment	438,123,593	—	—	438,123,593
Total Investments	$438,123,593	$34,262,248,833	$—	$34,700,372,426

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2022 (Unaudited)

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Universal Bond Index. The Bloomberg U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed (ABS) and mortgage-backed securities (MBS), Eurobonds, 144A securities and commercial mortgage- backed securities (CMBS) with maturities of at least one year.

The Fed viewed the inflation spike in 2021 as transitory but it continued to rise further and proved more persistent than expected in 2022. By the spring, the Fed’s view on inflation had shifted and a very aggressive monetary policy ensued. Between March 2022 and year end, the Fed hiked rates seven times for a total increase of 425 bps designed to bring inflation back to the Fed’s long-term target of 2%. Treasury yields reacted in historic fashion to both the inflation data and the aggressive policy changes and rates rose sharply across the curve. The benchmark 10-year Treasury yield climbed 237 bps in 2022, its biggest annual move since the 1950s, and finished the year at 3.88%. The 2-year Treasury yield exhibited an even greater increase of 369 bps, to close the year at 4.43%. The combination of the increase in 2-year and 10-year yields resulted in a persistently inverted yield curve from July through year end. The upward trajectory in inflation was exacerbated by global events, specifically the war in Ukraine and China’s zero-COVID-19 policy. Russia’s invasion led to higher global food and energy prices, while China’s lockdowns allowed supply chain constraints to persist. For relief, President Biden released an estimated 165 million barrels of oil from the US Strategic Petroleum Reserve which, along with a slowing global economy, helped lower the price of West Texas Intermediate (WTI) Crude oil, a key benchmark of oil prices. Negative fixed income returns driven by the sharp increase in rates in 2022 contributed to record redemptions from bond funds, which experienced $331 billion of net redemptions (following record inflows in 2021 of $592 billion).

During 2022, the Institutional Class Shares of the Fund (BCOIX) posted a net return of -12.87% vs. a -12.99% return for the Bloomberg U.S. Universal Bond Index.

Contributors to the Fund’s relative performance during the year include:

Credit – Neutral overall
•	Modest negative – Overweight investment grade credit
•	Negative – Active positioning within investment grade credit
o	Negative – Overweight BBB credit
o	Negative – Overweight financials and 5–10-year credit overall
o	Positive – No exposure to Russian sovereign debt which was an investment grade issuer included in the U.S. Universal Investment Grade Credit Index but not in the U.S. Aggregate Credit Index
•	Positive – Underweight high yield U.S. corporate credit

Securitized – Positive overall
•	Positive – Underweight agency residential mortgage-backed securities (RMBS)
•	Modest negative – Overweight non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) at the top of the capital structure

Yield Curve and Convexity – Positive overall
•	Positive – Positive convexity tilt of overall portfolio versus the benchmark
•	Modest positive – Yield curve positioning
o	Positive – Underweight 1–2-year maturities and overweight 5–7-year maturities as the 2–5-year portion of the yield curve inverted
o	Negative – Overweight 20-year maturities and underweight 30-year maturities as the 20–30-year portion of the yield curve inverted further

The massive repricing of the fixed income markets in 2022 provides for a more favorable backdrop for investors in 2023. As we enter the new year, we expect the economic momentum from the second half of 2022 will carry into early 2023 but then fade as the aggressive Fed tightening leads to an economic slowdown, if not a mild recession later in 2023. Yet, inflation should also slow, but to what level remains the key question. The Fed’s focus going forward is less about “how high” the federal funds rate may go, but instead “how long” it may need to stay at this peak (terminal) rate. A “higher for longer” federal funds rate should translate into the inverted Treasury curve likely continuing for 2023. However, with most of the Fed’s rate hikes behind us, we expect the extreme price volatility of the fixed income markets to moderate. The 2022 rise in Treasury yields and wider credit spreads likely offer investors additional income for years to come. A diligent focus on valuations and risk management remains critical, as a slowing economy will pressure corporate earnings. However, corporate credit fundamentals are currently on solid footing, and even if credit spreads widen further, expectations for moderate supply combined with the additional yield the sector now offers should be a beneficial offset.

In 2022, we modestly increased the Fund’s overweight to investment grade corporate credit at wider spreads favoring the financial sector. We continue to prefer the risk-reward profile of investment grade credit and select crossover/BB-rated issuers relative to lower-rated segments of U.S. high yield and emerging market debt. While we are maintaining the Fund’s underweight to agency residential mortgage-backed securities (RMBS), we used periods of weakness during 2022 to increase the Fund’s relative exposure at more attractive spread levels. In addition, we selectively increased the Fund’s exposure within non-agency securitized sub-sectors given more attractive relative valuations and continued robust levels of loss protection at the top of the capital structure. The Fund remains duration neutral relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(6)

	Net Assets	$22,333,571,811

	SEC 30-Day Yield(3)
	Institutional Class	4.46%
	Investor Class	4.20%

	Average Effective Duration	5.96 years

	Average Effective Maturity	8.06 years

	Annualized Expense Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio Turnover Rate	29%

	Number of Holdings	1,432

Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(5)	Includes 0.25% 12b-1 fee.
(6)	Percentages shown are based on the Fund’s total investments.

Baird Core Plus Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-12.87%	0.55%	1.73%	4.70%
Investor Class Shares	-13.09%	0.29%	1.47%	4.44%
Bloomberg U.S. Universal Bond Index(2)	-12.99%	0.18%	1.33%	4.05%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2022.
(2)
The Bloomberg U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
3.000%, 06/30/2024	$75,175,000	$73,401,340
2.875%, 06/15/2025	21,775,000	21,062,209
1.125%, 10/31/2026	45,700,000	40,930,062
2.000%, 11/15/2026	238,325,000	220,646,125
4.125%, 10/31/2027	75,000,000	75,398,438
2.250%, 11/15/2027	157,075,000	144,993,724
1.125%, 08/31/2028	263,175,000	225,199,669
2.375%, 03/31/2029	295,500,000	269,309,005
1.250%, 08/15/2031	5,000,000	4,068,164
2.875%, 05/15/2032	316,550,000	292,759,289
1.375%, 11/15/2040	456,375,000	298,943,451
2.250%, 05/15/2041	58,175,000	44,044,838
2.875%, 05/15/2043	702,150,000	577,189,242
2.500%, 02/15/2045	960,100,000	728,400,872
1.250%, 05/15/2050	172,900,000	94,034,637
1.375%, 08/15/2050	209,750,000	117,763,154
Total U.S. Treasury Securities
(Cost $3,953,915,875)		3,228,144,219	14.5%
Other Government Related Securities
Comision Federal de Electricidad,
5.750%, 02/14/2042(1)(2)	5,200,000	4,222,824
Electricite de France SA,
4.750%, 10/13/2035
(Callable 04/13/2035)(1)(2)	10,000,000	8,453,753
NBN Co. Ltd.,
2.625%, 05/05/2031
(Callable 02/05/2031)(1)(2)	5,000,000	3,984,544
Petroleos Mexicanos:
5.950%, 01/28/2031
(Callable 10/28/2030)(1)	1,005,000	760,552
6.700%, 02/16/2032
(Callable 11/16/2031)(1)	31,343,000	24,616,658
Total Other Government
Related Securities
(Cost $50,018,749)		42,038,331	0.2%
Corporate Bonds
Industrials
180 Medical, Inc.,
3.875%, 10/15/2029
(Callable 10/07/2024)(1)(2)	500,000	429,850
AbbVie, Inc.:
3.800%, 03/15/2025
(Callable 12/15/2024)	29,200,000	28,482,270
3.600%, 05/14/2025
(Callable 02/14/2025)	2,500,000	2,424,805
4.300%, 05/14/2036
(Callable 11/14/2035)	3,825,000	3,478,273
4.050%, 11/21/2039
(Callable 05/21/2039)	11,250,000	9,685,118
4.250%, 11/21/2049
(Callable 05/21/2049)	20,000,000	16,855,732
ADT Security Corp.,
4.125%, 08/01/2029
(Callable 08/01/2028)(2)	2,250,000	1,913,526
Advanced Drainage Systems, Inc.,
6.375%, 06/15/2030
(Callable 07/15/2025)(2)	1,500,000	1,457,490
Adventist Health System:
2.952%, 03/01/2029
(Callable 12/01/2028)	7,250,000	6,222,218
3.630%, 03/01/2049
(Callable 09/01/2048)	8,900,000	6,350,042
Air Products and Chemicals, Inc.,
2.800%, 05/15/2050
(Callable 11/15/2049)	5,000,000	3,482,994
Aker BP ASA,
2.875%, 01/15/2026
(Callable 12/15/2025)(1)(2)	25,000,000	23,124,608
Albertsons Companies, Inc.:
3.250%, 03/15/2026
(Callable 01/30/2023)(2)	5,000,000	4,560,274
3.500%, 03/15/2029
(Callable 09/15/2023)(2)	1,500,000	1,258,485
Alcon Finance Corp.:
3.000%, 09/23/2029
(Callable 06/23/2029)(1)(2)	6,110,000	5,333,951
2.600%, 05/27/2030
(Callable 02/27/2030)(1)(2)	6,475,000	5,515,693
Alimentation Couche-Tard, Inc.,
2.950%, 01/25/2030
(Callable 10/25/2029)(1)(2)	6,500,000	5,524,775
Allegion PLC,
3.500%, 10/01/2029
(Callable 07/01/2029)	10,000,000	8,617,193
Alpek SAB de CV:
4.250%, 09/18/2029
(Callable 06/18/2029)(1)(2)	6,000,000	5,445,000
3.250%, 02/25/2031
(Callable 11/25/2030)(1)(2)	10,000,000	8,332,681
America Movil SAB de CV,
2.875%, 05/07/2030
(Callable 02/07/2030)(1)	28,000,000	23,841,257
Amgen, Inc.:
3.150%, 02/21/2040
(Callable 08/21/2039)	5,000,000	3,698,217
4.400%, 05/01/2045
(Callable 11/01/2044)	8,000,000	6,727,788
Anglo American Capital PLC:
2.625%, 09/10/2030
(Callable 06/10/2030)(1)(2)	16,025,000	13,058,289
3.950%, 09/10/2050
(Callable 03/10/2050)(1)(2)	10,000,000	7,348,832
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029
(Callable 10/23/2028)(1)	5,000,000	4,946,852
5.450%, 01/23/2039
(Callable 07/23/2038)(1)	9,975,000	10,005,915
4.900%, 02/01/2046
(Callable 08/01/2045)(1)	70,275,000	64,409,505
Antofagasta PLC,
2.375%, 10/14/2030
(Callable 07/14/2030)(1)(2)	6,000,000	4,802,800
AP Moller – Maersk A/S:
3.875%, 09/28/2025
(Callable 06/28/2025)(1)(2)	18,140,000	17,507,036
4.500%, 06/20/2029
(Callable 03/20/2029)(1)(2)	20,575,000	19,584,115
AptarGroup, Inc.,
3.600%, 03/15/2032
(Callable 12/15/2031)	7,500,000	6,235,751
Aramark Services, Inc.,
5.000%, 02/01/2028
(Callable 02/01/2023)(2)	1,000,000	932,935
ArcelorMittal:
6.125%, 06/01/2025(1)	6,078,000	6,192,802
4.550%, 03/11/2026(1)	30,930,000	29,944,948
4.250%, 07/16/2029(1)	15,000,000	13,474,121
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
ArcelorMittal: (cont.)
6.800%, 11/29/2032
(Callable 08/29/2032)(1)	$24,100,000	$23,939,099
7.000%, 10/15/2039(1)	11,096,000	11,314,199
Arcosa, Inc.,
4.375%, 04/15/2029
(Callable 04/15/2024)(2)	3,000,000	2,601,542
Ardagh Metal Packaging S.A.,
3.250%, 09/01/2028
(Callable 05/15/2024)(1)(2)	500,000	424,910
Arrow Electronics, Inc.,
3.250%, 09/08/2024
(Callable 07/08/2024)	15,000,000	14,419,864
Ashtead Capital, Inc.:
4.000%, 05/01/2028
(Callable 05/01/2023)(1)(2)	9,000,000	8,229,736
2.450%, 08/12/2031
(Callable 05/12/2031)(1)(2)	23,840,000	18,416,611
AT&T, Inc.:
4.300%, 02/15/2030
(Callable 11/15/2029)	10,980,000	10,372,828
2.550%, 12/01/2033
(Callable 09/01/2033)	14,329,000	11,054,734
4.650%, 06/01/2044
(Callable 12/01/2043)	9,700,000	8,190,488
3.550%, 09/15/2055
(Callable 03/15/2055)	40,029,000	26,829,186
3.800%, 12/01/2057
(Callable 06/01/2057)	25,315,000	17,604,607
3.650%, 09/15/2059
(Callable 03/15/2059)	31,734,000	21,348,176
Avery Dennison Corp.,
2.650%, 04/30/2030
(Callable 02/01/2030)	10,175,000	8,402,544
Ball Corp.:
5.250%, 07/01/2025	21,675,000	21,385,670
4.875%, 03/15/2026
(Callable 12/15/2025)	23,125,000	22,410,448
6.875%, 03/15/2028
(Callable 11/15/2024)	2,000,000	2,054,340
2.875%, 08/15/2030
(Callable 05/15/2030)	5,000,000	3,987,075
3.125%, 09/15/2031
(Callable 06/15/2031)	25,000,000	20,078,250
Bayer US Finance II LLC:
4.250%, 12/15/2025
(Callable 10/15/2025)(1)(2)	25,000,000	24,249,339
4.625%, 06/25/2038
(Callable 12/25/2037)(1)(2)	12,000,000	10,457,756
4.400%, 07/15/2044
(Callable 01/15/2044)(1)(2)	5,125,000	4,064,318
Beam Suntory, Inc.,
3.250%, 06/15/2023
(Callable 03/17/2023)(1)	10,960,000	10,854,512
Becton Dickinson and Co.:
3.363%, 06/06/2024
(Callable 04/06/2024)	4,531,000	4,427,851
3.734%, 12/15/2024
(Callable 09/15/2024)	2,528,000	2,464,560
4.875%, 05/15/2044
(Callable 11/15/2043)	5,455,000	4,598,403
Berry Global, Inc.,
4.875%, 07/15/2026
(Callable 01/30/2023)(2)	28,000,000	26,918,286
Bimbo Bakeries USA, Inc.,
4.000%, 05/17/2051
(Callable 11/17/2050)(1)(2)	5,000,000	3,789,787
Boardwalk Pipelines LP:
4.950%, 12/15/2024
(Callable 09/15/2024)	17,475,000	17,272,802
5.950%, 06/01/2026
(Callable 03/01/2026)	26,406,000	26,765,629
4.800%, 05/03/2029
(Callable 02/03/2029)	28,916,000	27,279,294
3.600%, 09/01/2032
(Callable 06/01/2032)	15,000,000	12,456,052
Boeing Co.:
2.196%, 02/04/2026
(Callable 02/04/2023)	25,550,000	23,238,977
5.150%, 05/01/2030
(Callable 02/01/2030)	26,000,000	25,436,040
Bon Secours Mercy Health, Inc.,
3.464%, 06/01/2030
(Callable 12/01/2029)	16,330,000	14,634,609
Booz Allen Hamilton, Inc.:
3.875%, 09/01/2028
(Callable 09/01/2023)(2)	1,000,000	885,963
4.000%, 07/01/2029
(Callable 07/01/2024)(2)	500,000	440,072
Boral Finance Pty Ltd.,
3.750%, 05/01/2028
(Callable 02/01/2028)(1)(2)	1,440,000	1,284,654
BorgWarner, Inc.,
5.000%, 10/01/2025(2)	8,285,000	8,124,923
Bristol-Myers Squibb Co.,
3.700%, 03/15/2052
(Callable 09/15/2051)	6,425,000	4,972,091
British Telecommunications PLC,
9.625%, 12/15/2030(1)	19,000,000	22,812,712
Broadcom, Inc.:
3.625%, 10/15/2024
(Callable 09/15/2024)	26,800,000	26,105,863
3.150%, 11/15/2025
(Callable 10/15/2025)	7,150,000	6,778,491
4.000%, 04/15/2029
(Callable 02/15/2029)(2)	4,000,000	3,640,825
5.000%, 04/15/2030
(Callable 01/15/2030)	11,000,000	10,469,592
4.150%, 11/15/2030
(Callable 08/15/2030)	10,000,000	8,973,033
2.450%, 02/15/2031
(Callable 11/15/2030)(2)	7,250,000	5,729,959
4.150%, 04/15/2032
(Callable 01/15/2032)(2)	22,000,000	19,380,189
3.137%, 11/15/2035
(Callable 08/15/2035)(2)	13,250,000	9,787,105
3.500%, 02/15/2041
(Callable 08/15/2040)(2)	16,000,000	11,501,798
Bunge Limited Finance Corp.:
3.250%, 08/15/2026
(Callable 05/15/2026)	13,188,000	12,300,211
3.750%, 09/25/2027
(Callable 06/25/2027)	23,800,000	22,255,618
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045
(Callable 10/01/2044)	3,100,000	2,661,477
Cameron LNG LLC,
3.701%, 01/15/2039
(Callable 07/15/2038)(2)	15,000,000	11,932,473

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Canpack SA / Canpack US LLC,
3.875%, 11/15/2029
(Callable 11/15/2024)(1)(2)	$15,000,000	$11,818,815
Carlisle Companies, Inc.:
3.750%, 12/01/2027
(Callable 09/01/2027)	4,600,000	4,291,684
2.750%, 03/01/2030
(Callable 12/01/2029)	21,832,000	18,232,147
Carrier Global Corp.:
2.493%, 02/15/2027
(Callable 12/15/2026)	12,845,000	11,595,151
2.700%, 02/15/2031
(Callable 11/15/2030)	14,700,000	12,172,011
3.577%, 04/05/2050
(Callable 10/05/2049)	3,050,000	2,190,020
CCL Industries, Inc.,
3.050%, 06/01/2030
(Callable 03/01/2030)(1)(2)	19,725,000	16,292,499
CDW LLC / CDW Finance Corp.,
3.569%, 12/01/2031
(Callable 09/01/2031)	15,000,000	12,335,536
Celanese US Holdings LLC,
6.330%, 07/15/2029
(Callable 05/15/2029)	5,600,000	5,452,420
Cellnex Finance Co.,
3.875%, 07/07/2041
(Callable 04/07/2041)(1)(2)	28,000,000	19,152,000
CF Industries, Inc.,
5.375%, 03/15/2044	10,922,000	9,885,086
Charles River Laboratories
International, Inc.,
4.000%, 03/15/2031
(Callable 03/15/2026)(2)	3,000,000	2,595,000
Charter Communications
Operating LLC:
4.908%, 07/23/2025
(Callable 04/23/2025)	63,550,000	62,336,119
3.750%, 02/15/2028
(Callable 11/15/2027)	5,000,000	4,518,365
4.400%, 04/01/2033
(Callable 01/01/2033)	5,000,000	4,293,527
6.384%, 10/23/2035
(Callable 04/23/2035)	32,905,000	32,207,565
5.375%, 04/01/2038
(Callable 10/01/2037)	6,000,000	5,003,178
3.700%, 04/01/2051
(Callable 10/01/2050)	6,700,000	4,099,108
3.850%, 04/01/2061
(Callable 10/01/2060)	12,075,000	7,012,924
4.400%, 12/01/2061
(Callable 06/01/2061)	10,000,000	6,434,607
Cheniere Corpus Christi Holdings LLC:
5.875%, 03/31/2025
(Callable 10/02/2024)	5,005,000	5,033,373
5.125%, 06/30/2027
(Callable 01/01/2027)	11,397,000	11,274,746
Cia Cervecerias Unidas SA,
3.350%, 01/19/2032
(Callable 10/19/2031)(1)(2)	20,000,000	16,868,400
Cigna Corp.:
4.500%, 02/25/2026
(Callable 11/27/2025)	5,725,000	5,642,712
2.400%, 03/15/2030
(Callable 12/15/2029)	9,850,000	8,268,578
4.800%, 08/15/2038
(Callable 02/15/2038)	7,600,000	7,075,351
Clean Harbors, Inc.,
5.125%, 07/15/2029
(Callable 07/15/2024)(2)	100,000	92,774
CNH Industrial Capital LLC,
1.875%, 01/15/2026
(Callable 12/15/2025)(1)	14,250,000	12,935,671
CNH Industrial NV,
3.850%, 11/15/2027
(Callable 08/15/2027)(1)	26,114,000	24,499,280
Columbia Pipeline Group, Inc.:
4.500%, 06/01/2025
(Callable 03/01/2025)(1)	2,830,000	2,788,546
5.800%, 06/01/2045
(Callable 12/01/2044)(1)	4,733,000	4,589,245
Comcast Corp.:
4.250%, 01/15/2033	6,500,000	6,134,700
4.400%, 08/15/2035
(Callable 02/15/2035)	13,575,000	12,687,810
3.200%, 07/15/2036
(Callable 01/15/2036)	15,000,000	12,215,529
2.937%, 11/01/2056
(Callable 05/01/2056)	2,622,000	1,633,973
2.987%, 11/01/2063
(Callable 05/01/2063)	10,984,000	6,707,989
CommonSpirit Health:
2.760%, 10/01/2024
(Callable 07/01/2024)	7,500,000	7,194,304
2.782%, 10/01/2030
(Callable 04/01/2030)	20,400,000	16,869,437
Conagra Brands, Inc.,
5.300%, 11/01/2038
(Callable 05/01/2038)	6,625,000	6,311,379
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036	845,000	874,216
Constellation Brands, Inc.,
4.750%, 12/01/2025	1,000,000	997,405
Corning, Inc.,
4.375%, 11/15/2057
(Callable 05/15/2057)	10,000,000	7,795,172
Cox Communications, Inc.:
3.850%, 02/01/2025
(Callable 11/01/2024)(2)	2,875,000	2,779,249
4.800%, 02/01/2035
(Callable 08/01/2034)(2)	4,450,000	3,960,737
4.700%, 12/15/2042(2)	1,670,000	1,388,660
3.600%, 06/15/2051
(Callable 12/15/2050)(2)	22,900,000	15,937,817
CSX Corp.:
6.220%, 04/30/2040	475,000	516,199
4.650%, 03/01/2068
(Callable 09/01/2067)	9,000,000	7,648,616
CVS Health Corp.:
3.875%, 07/20/2025
(Callable 04/20/2025)	2,302,000	2,248,034
3.250%, 08/15/2029
(Callable 05/15/2029)	11,800,000	10,583,872
4.780%, 03/25/2038
(Callable 09/25/2037)	35,075,000	32,064,857
5.050%, 03/25/2048
(Callable 09/25/2047)	32,600,000	29,408,179
CVS Pass-Through Trust,
7.507%, 01/10/2032(2)	3,185,954	3,320,792
Darling Ingredients, Inc.,
6.000%, 06/15/2030
(Callable 06/15/2025)(2)	1,500,000	1,466,250

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
DCP Midstream LLC:
5.375%, 07/15/2025
(Callable 04/15/2025)	$3,000,000	$2,972,100
5.625%, 07/15/2027
(Callable 04/15/2027)	17,000,000	16,880,970
5.125%, 05/15/2029
(Callable 02/15/2029)	8,000,000	7,706,167
3.250%, 02/15/2032
(Callable 08/15/2031)	10,000,000	8,251,600
Dell International LLC / EMC Corp.:
5.850%, 07/15/2025
(Callable 06/15/2025)	5,000,000	5,057,059
6.020%, 06/15/2026
(Callable 03/15/2026)	37,004,000	37,832,205
4.900%, 10/01/2026
(Callable 08/01/2026)	8,395,000	8,274,944
3.450%, 12/15/2051
(Callable 06/15/2051)(2)	20,000,000	12,332,420
Dentsply Sirona,
3.250%, 06/01/2030
(Callable 03/01/2030)	46,120,000	38,397,882
Deutsche Telekom
International Finance BV,
8.750%, 06/15/2030(1)	28,015,000	33,121,548
Dignity Health,
5.267%, 11/01/2064	7,625,000	6,617,925
DISH DBS Corp.,
5.000%, 03/15/2023	2,500,000	2,488,512
Dominion Gas Holdings LLC,
3.600%, 12/15/2024
(Callable 09/15/2024)	4,067,000	3,929,502
DuPont de Nemours, Inc.:
4.493%, 11/15/2025
(Callable 09/15/2025)	9,275,000	9,128,880
5.319%, 11/15/2038
(Callable 05/15/2038)	17,350,000	16,729,041
DXC Technology Co.:
1.800%, 09/15/2026
(Callable 08/15/2026)	21,000,000	18,315,733
2.375%, 09/15/2028
(Callable 07/15/2028)	60,000,000	50,587,813
Eagle Materials, Inc.,
2.500%, 07/01/2031
(Callable 04/01/2031)	15,000,000	11,806,089
Eastern Gas Transmission & Storage, Inc.,
3.600%, 12/15/2024
(Callable 09/15/2024)	2,033,000	1,964,268
Eaton Corp.,
4.000%, 11/02/2032	3,660,000	3,379,427
Edward-Elmhurst Healthcare,
3.500%, 05/04/2023
(Callable 02/04/2023)	4,000,000	3,976,971
Element Fleet Management Corp.,
3.850%, 06/15/2025
(Callable 05/15/2025)(1)(2)	23,000,000	21,790,657
Enbridge Energy Partners LP:
7.500%, 04/15/2038(1)	4,500,000	4,963,628
7.375%, 10/15/2045
(Callable 04/15/2045)(1)	23,298,000	26,169,767
Energy Transfer LP:
3.450%, 01/15/2023	2,000,000	1,998,330
5.875%, 01/15/2024
(Callable 10/15/2023)	15,000,000	15,040,854
4.400%, 03/15/2027
(Callable 12/15/2026)	15,000,000	14,277,564
5.500%, 06/01/2027
(Callable 03/01/2027)	4,653,000	4,626,793
4.950%, 05/15/2028
(Callable 02/15/2028)	1,620,000	1,558,443
4.950%, 06/15/2028
(Callable 03/15/2028)	4,693,000	4,546,003
5.250%, 04/15/2029
(Callable 01/15/2029)	18,925,000	18,355,499
4.150%, 09/15/2029
(Callable 06/15/2029)	16,585,000	15,020,245
6.625%, 10/15/2036	3,575,000	3,598,512
6.500%, 02/01/2042
(Callable 08/01/2041)	18,727,000	18,518,894
6.100%, 02/15/2042	1,000,000	921,717
5.950%, 10/01/2043
(Callable 04/01/2043)	2,702,000	2,509,013
6.000%, 06/15/2048
(Callable 12/15/2047)	5,000,000	4,517,441
Energy Transfer Partners LP:
4.200%, 04/15/2027
(Callable 01/15/2027)	8,650,000	8,174,765
5.150%, 03/15/2045
(Callable 09/15/2044)	5,000,000	4,171,467
Eni SpA,
4.250%, 05/09/2029
(Callable 02/09/2029)(1)(2)	18,250,000	16,916,036
Enterprise Products Operating LLC,
3.950%, 01/31/2060
(Callable 07/31/2059)	14,475,000	10,516,792
EQT Corp.:
6.125%, 02/01/2025
(Callable 01/01/2025)	10,000,000	10,023,500
5.000%, 01/15/2029
(Callable 07/15/2028)	1,000,000	941,769
3.625%, 05/15/2031
(Callable 05/15/2030)(2)	100,000	84,902
EQT Midstream Partners LP,
4.125%, 12/01/2026
(Callable 09/01/2026)	14,750,000	13,118,613
Equinix, Inc.:
2.625%, 11/18/2024
(Callable 10/18/2024)	8,000,000	7,623,489
3.200%, 11/18/2029
(Callable 08/18/2029)	15,000,000	13,077,235
Exxon Mobil Corp.,
2.992%, 03/19/2025
(Callable 02/19/2025)	35,000,000	33,746,610
FedEx Corp.:
3.900%, 02/01/2035	7,000,000	5,979,754
4.950%, 10/17/2048
(Callable 04/17/2048)	13,500,000	11,833,916
Ferguson Finance PLC,
4.500%, 10/24/2028
(Callable 07/24/2028)(2)	37,052,000	34,597,691
Fiserv, Inc.:
3.850%, 06/01/2025
(Callable 03/01/2025)	11,720,000	11,376,150
3.200%, 07/01/2026
(Callable 05/01/2026)	6,400,000	5,996,554
3.500%, 07/01/2029
(Callable 04/01/2029)	8,810,000	7,948,819
4.400%, 07/01/2049
(Callable 01/01/2049)	12,500,000	10,218,402

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Flex Intermediate Holdco LLC,
3.363%, 06/30/2031
(Callable 12/30/2030)(2)	$30,000,000	$23,487,684
Flex Ltd.:
3.750%, 02/01/2026
(Callable 01/01/2026)	28,300,000	26,753,792
6.000%, 01/15/2028
(Callable 12/15/2027)	10,000,000	10,019,102
4.875%, 05/12/2030
(Callable 02/12/2030)	17,550,000	16,503,501
Flowserve Corp.:
3.500%, 10/01/2030
(Callable 07/01/2030)	7,075,000	5,901,846
2.800%, 01/15/2032
(Callable 10/15/2031)	5,000,000	3,758,185
FMG Resources Pty Ltd.:
5.125%, 05/15/2024
(Callable 02/15/2024)(1)(2)	2,045,000	2,009,871
4.375%, 04/01/2031
(Callable 01/01/2031)(1)(2)	1,000,000	831,684
6.125%, 04/15/2032
(Callable 01/15/2032)(1)(2)	10,000,000	9,326,000
Fomento Economico
Mexicano SAB de CV:
2.875%, 05/10/2023(1)	11,700,000	11,577,384
4.375%, 05/10/2043(1)	2,000,000	1,666,480
3.500%, 01/16/2050
(Callable 07/16/2049)(1)	11,625,000	8,152,729
Ford Motor Credit Co. LLC:
5.584%, 03/18/2024
(Callable 02/18/2024)	29,367,000	28,980,824
3.664%, 09/08/2024	34,000,000	32,407,489
4.063%, 11/01/2024
(Callable 10/01/2024)	7,000,000	6,724,598
2.300%, 02/10/2025
(Callable 01/10/2025)	30,000,000	27,095,254
3.375%, 11/13/2025
(Callable 10/13/2025)	30,000,000	27,120,385
2.700%, 08/10/2026
(Callable 07/10/2026)	15,000,000	13,027,200
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029
(Callable 06/15/2029)	14,000,000	12,162,090
Freeport-McMoRan, Inc.:
5.000%, 09/01/2027
(Callable 01/30/2023)	12,000,000	11,738,928
4.125%, 03/01/2028
(Callable 03/01/2023)	11,550,000	10,673,132
4.375%, 08/01/2028
(Callable 08/01/2023)	6,545,000	6,108,906
5.250%, 09/01/2029
(Callable 09/01/2024)	14,415,000	13,907,592
4.250%, 03/01/2030
(Callable 03/01/2025)	29,799,000	27,043,525
4.625%, 08/01/2030
(Callable 08/01/2025)	3,000,000	2,794,890
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024
(Callable 07/17/2024)(1)(2)	8,075,000	7,927,371
Fresenius Medical Care US Finance III, Inc.:
3.750%, 06/15/2029
(Callable 03/15/2029)(1)(2)	34,130,000	28,971,641
2.375%, 02/16/2031
(Callable 11/16/2030)(1)(2)	32,300,000	23,742,326
3.000%, 12/01/2031
(Callable 09/01/2031)(1)(2)	13,625,000	10,273,377
General Motors Co.,
6.125%, 10/01/2025
(Callable 09/01/2025)	22,112,000	22,522,616
General Motors Financial Co., Inc.:
5.100%, 01/17/2024
(Callable 12/17/2023)	18,750,000	18,680,970
2.900%, 02/26/2025
(Callable 01/26/2025)	17,725,000	16,795,404
1.250%, 01/08/2026
(Callable 12/08/2025)	18,125,000	15,977,775
2.350%, 02/26/2027
(Callable 01/26/2027)	10,900,000	9,532,922
Genpact Luxembourg Sarl,
3.375%, 12/01/2024
(Callable 11/01/2024)	36,370,000	34,806,082
Genpact Luxembourg SARL,
1.750%, 04/10/2026
(Callable 03/10/2026)	29,775,000	26,537,814
Glencore Finance (Canada) Ltd.:
6.000%, 11/15/2041(1)(2)	9,400,000	8,896,346
5.550%, 10/25/2042(1)(2)	3,543,000	3,198,833
Glencore Funding LLC:
4.625%, 04/29/2024(1)(2)	29,230,000	28,885,050
4.000%, 03/27/2027
(Callable 12/27/2026)(1)(2)	17,000,000	16,066,810
4.875%, 03/12/2029
(Callable 12/12/2028)(1)(2)	18,000,000	17,280,449
2.500%, 09/01/2030
(Callable 06/01/2030)(1)(2)	5,615,000	4,572,158
3.875%, 04/27/2051
(Callable 10/27/2050)(1)(2)	7,500,000	5,408,399
3.375%, 09/23/2051
(Callable 03/23/2051)(1)(2)	4,000,000	2,623,787
Global Payments, Inc.:
4.800%, 04/01/2026
(Callable 01/01/2026)	10,035,000	9,782,840
2.900%, 05/15/2030
(Callable 02/15/2030)	5,000,000	4,112,214
Grand Canyon University,
4.125%, 10/01/2024	30,000,000	28,139,325
Graphic Packaging International LLC:
3.500%, 03/15/2028(2)	5,000,000	4,349,469
3.500%, 03/01/2029
(Callable 09/01/2028)(2)	5,000,000	4,267,889
Gray Oak Pipeline LLC,
2.600%, 10/15/2025
(Callable 09/15/2025)(2)	15,000,000	13,614,473
Grupo Bimbo SAB de CV:
3.875%, 06/27/2024(1)(2)	15,651,000	15,333,074
4.875%, 06/27/2044(1)(2)	9,575,000	8,326,899
4.700%, 11/10/2047
(Callable 05/10/2047)(1)(2)	25,671,000	21,830,445
4.000%, 09/06/2049(1)(2)	19,500,000	14,875,804
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025
(Callable 06/15/2025)(2)	10,000,000	9,679,781
GYP Holdings III Corp.,
4.625%, 05/01/2029
(Callable 05/01/2024)(2)	2,500,000	2,053,650
HB Fuller Co.,
4.000%, 02/15/2027
(Callable 11/15/2026)	6,725,000	6,203,813

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
HCA, Inc.:
5.000%, 03/15/2024	$10,366,000	$10,309,864
5.375%, 02/01/2025	25,300,000	25,288,527
5.250%, 04/15/2025	19,200,000	19,102,222
5.375%, 09/01/2026
(Callable 03/01/2026)	1,000,000	989,771
4.500%, 02/15/2027
(Callable 08/15/2026)	16,500,000	15,923,883
5.875%, 02/01/2029
(Callable 08/01/2028)	8,500,000	8,506,622
3.500%, 09/01/2030
(Callable 03/01/2030)	5,000,000	4,325,459
4.375%, 03/15/2042
(Callable 09/15/2041)(2)	3,900,000	3,122,922
4.625%, 03/15/2052
(Callable 09/15/2051)(2)	12,475,000	9,778,379
Hexcel Corp.:
4.950%, 08/15/2025
(Callable 05/15/2025)	8,303,000	8,106,661
4.200%, 02/15/2027
(Callable 11/15/2026)	19,000,000	17,682,048
Holly Energy Partners LP /
Holly Energy Finance Corp.,
6.375%, 04/15/2027
(Callable 04/15/2024)(2)	5,000,000	4,912,460
Hologic, Inc.,
3.250%, 02/15/2029
(Callable 09/28/2023)(2)	21,238,000	18,236,995
HP, Inc.:
2.200%, 06/17/2025
(Callable 05/17/2025)	10,000,000	9,361,519
3.000%, 06/17/2027
(Callable 04/17/2027)	25,000,000	22,852,762
Huntington Ingalls Industries, Inc.:
3.844%, 05/01/2025
(Callable 04/01/2025)	10,000,000	9,669,327
2.043%, 08/16/2028
(Callable 06/16/2028)	12,000,000	9,909,972
Huntsman International LLC,
2.950%, 06/15/2031
(Callable 03/15/2031)	4,900,000	3,815,197
Hyundai Capital America:
2.375%, 02/10/2023(1)(2)	20,000,000	19,954,927
1.250%, 09/18/2023(1)(2)	14,125,000	13,688,997
3.400%, 06/20/2024(1)(2)	16,850,000	16,265,687
1.300%, 01/08/2026
(Callable 12/08/2025)(1)(2)	10,000,000	8,752,696
1.650%, 09/17/2026
(Callable 08/17/2026)(1)(2)	30,000,000	26,491,832
Infor, Inc.,
1.750%, 07/15/2025
(Callable 06/15/2025)(2)	8,375,000	7,571,849
Ingersoll-Rand Global Holding Co. Ltd.,
5.750%, 06/15/2043	4,126,000	4,075,405
Ingersoll-Rand Luxembourg Finance SA,
4.650%, 11/01/2044
(Callable 05/01/2044)	1,300,000	1,100,685
Ingredion, Inc.,
2.900%, 06/01/2030
(Callable 03/01/2030)	28,000,000	23,796,412
Intel Corp.,
4.900%, 08/05/2052
(Callable 02/05/2052)	2,600,000	2,313,358
International Business Machines Corp.,
4.150%, 05/15/2039	13,000,000	11,271,111
International Flavors & Fragrances, Inc.:
5.000%, 09/26/2048
(Callable 03/26/2048)	10,000,000	8,547,727
3.468%, 12/01/2050
(Callable 06/01/2050)(2)	8,000,000	5,460,624
Iron Mountain, Inc.:
5.250%, 03/15/2028
(Callable 01/10/2023)(2)	20,303,000	18,678,760
5.000%, 07/15/2028
(Callable 07/15/2023)(2)	4,000,000	3,592,722
4.500%, 02/15/2031
(Callable 02/15/2026)(2)	10,000,000	8,219,400
JAB Holdings BV:
3.750%, 05/28/2051
(Callable 11/28/2050)(1)(2)	8,600,000	5,088,138
4.500%, 04/08/2052
(Callable 10/08/2051)(1)(2)	13,000,000	8,877,741
JBS USA Lux SA / JBS USA Food Co. /
JBS USA Finance, Inc.:
3.750%, 12/01/2031
(Callable 12/01/2026)(2)	13,000,000	10,626,695
4.375%, 02/02/2052
(Callable 08/02/2051)(2)	7,825,000	5,515,393
JBS USA LUX SA / JBS USA Food Co. /
JBS USA Finance, Inc.:
2.500%, 01/15/2027
(Callable 12/15/2026)(2)	15,000,000	13,120,800
3.625%, 01/15/2032
(Callable 01/15/2027)(2)	7,000,000	5,670,000
5.750%, 04/01/2033
(Callable 01/01/2033)(2)	3,000,000	2,861,340
JM Smucker Co.,
3.550%, 03/15/2050
(Callable 09/15/2049)	3,350,000	2,308,686
Kansas City Southern:
4.700%, 05/01/2048
(Callable 11/01/2047)(1)	12,000,000	10,401,725
3.500%, 05/01/2050
(Callable 11/01/2049)(1)	13,000,000	9,320,433
KB Home,
7.250%, 07/15/2030
(Callable 07/15/2025)	5,000,000	4,858,450
Kennametal, Inc.,
4.625%, 06/15/2028
(Callable 03/15/2028)	7,900,000	7,424,021
Keurig Dr Pepper, Inc.,
4.417%, 05/25/2025
(Callable 03/25/2025)	1,671,000	1,653,307
Keysight Technologies, Inc.:
4.550%, 10/30/2024
(Callable 07/30/2024)	7,283,000	7,174,719
4.600%, 04/06/2027
(Callable 01/06/2027)	50,189,000	49,035,152
Kinder Morgan Energy Partners LP:
7.300%, 08/15/2033	1,675,000	1,813,884
6.500%, 02/01/2037	6,785,000	6,864,885
6.950%, 01/15/2038	14,755,000	15,739,365
7.500%, 11/15/2040	27,248,000	29,860,161
Kinder Morgan, Inc.:
8.050%, 10/15/2030	15,384,000	16,724,556
7.800%, 08/01/2031	16,174,000	18,088,338
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kinross Gold Corp.,
6.875%, 09/01/2041
(Callable 03/01/2041)(1)	$5,500,000	$5,310,481
Kraft Heinz Foods Co.:
6.750%, 03/15/2032	10,000,000	10,883,444
5.000%, 07/15/2035
(Callable 01/15/2035)	5,311,000	5,098,436
5.000%, 06/04/2042	5,000,000	4,554,394
Kyndryl Holdings, Inc.:
2.050%, 10/15/2026
(Callable 09/15/2026)	18,100,000	14,930,740
2.700%, 10/15/2028
(Callable 08/15/2028)	7,939,000	5,973,592
Lafarge SA,
7.125%, 07/15/2036	1,500,000	1,603,496
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026
(Callable 06/22/2026)(2)	12,565,000	11,741,962
Lear Corp.:
3.800%, 09/15/2027
(Callable 06/15/2027)	3,167,000	2,947,571
3.500%, 05/30/2030
(Callable 02/28/2030)	15,000,000	12,637,214
Leidos Holdings, Inc.,
5.950%, 12/01/2040
(Callable 06/04/2040)	2,000,000	1,879,298
Leidos, Inc.:
4.375%, 05/15/2030
(Callable 02/15/2030)	46,222,000	41,797,351
2.300%, 02/15/2031
(Callable 11/15/2030)	7,500,000	5,764,027
Lennox International, Inc.,
3.000%, 11/15/2023
(Callable 09/15/2023)	10,000,000	9,821,107
Louisiana-Pacific Corp.,
3.625%, 03/15/2029
(Callable 03/15/2024)(2)	25,000,000	21,596,160
Lundin Energy Finance BV:
2.000%, 07/15/2026
(Callable 06/15/2026)(1)(2)	10,000,000	8,844,030
3.100%, 07/15/2031
(Callable 04/15/2031)(1)(2)	20,958,000	17,204,418
Magellan Midstream Partners LP:
5.000%, 03/01/2026
(Callable 12/01/2025)	10,000,000	9,944,021
4.200%, 03/15/2045
(Callable 09/15/2044)	8,770,000	6,305,197
Magna International, Inc.,
2.450%, 06/15/2030
(Callable 03/15/2030)(1)	10,000,000	8,281,921
Marathon Petroleum Corp.:
3.625%, 09/15/2024
(Callable 06/15/2024)	2,500,000	2,433,908
4.700%, 05/01/2025
(Callable 04/01/2025)	15,000,000	14,781,609
5.125%, 12/15/2026
(Callable 09/15/2026)	3,000,000	2,985,374
4.750%, 09/15/2044
(Callable 03/15/2044)	3,985,000	3,341,888
Martin Marietta Materials, Inc.:
2.500%, 03/15/2030
(Callable 12/15/2029)	5,000,000	4,145,430
6.250%, 05/01/2037	450,000	451,710
Masco Corp.,
6.500%, 08/15/2032	15,834,000	16,276,079
MasTec, Inc.,
4.500%, 08/15/2028
(Callable 08/15/2023)(2)	12,948,000	11,618,226
Microchip Technology, Inc.,
4.250%, 09/01/2025
(Callable 01/30/2023)	4,000,000	3,886,159
Microsoft Corp.,
4.200%, 11/03/2035
(Callable 05/03/2035)	5,650,000	5,500,516
Midwest Connector Capital Co. LLC:
3.900%, 04/01/2024
(Callable 03/01/2024)(2)	13,695,000	13,264,434
4.625%, 04/01/2029
(Callable 01/01/2029)(2)	12,000,000	10,867,253
Minera Mexico SA de CV,
4.500%, 01/26/2050
(Callable 07/26/2049)(1)(2)	8,000,000	6,040,000
Mohawk Industries, Inc.,
3.625%, 05/15/2030
(Callable 02/15/2030)	5,000,000	4,319,969
Molex Electronic Technologies LLC,
3.900%, 04/15/2025
(Callable 01/15/2025)(2)	8,250,000	7,853,197
Molson Coors Beverage Co.,
3.000%, 07/15/2026
(Callable 04/15/2026)	23,888,000	22,196,452
Mosaic Co.,
5.450%, 11/15/2033
(Callable 05/15/2033)	11,101,000	10,828,641
MPLX LP:
4.000%, 02/15/2025
(Callable 11/15/2024)	13,125,000	12,729,025
4.875%, 06/01/2025
(Callable 03/01/2025)	19,150,000	18,870,850
1.750%, 03/01/2026
(Callable 02/01/2026)	20,000,000	17,852,317
4.250%, 12/01/2027
(Callable 09/01/2027)	6,519,000	6,169,897
5.500%, 02/15/2049
(Callable 08/15/2048)	8,825,000	7,812,407
4.900%, 04/15/2058
(Callable 10/15/2057)	5,000,000	3,945,234
MSCI, Inc.:
4.000%, 11/15/2029
(Callable 11/15/2024)(2)	7,562,000	6,586,765
3.625%, 11/01/2031
(Callable 11/01/2026)(2)	10,000,000	8,269,800
Mueller Water Products, Inc.,
4.000%, 06/15/2029
(Callable 06/15/2024)(2)	500,000	439,375
Mylan, Inc.:
3.125%, 01/15/2023(2)	16,800,000	16,787,095
4.200%, 11/29/2023
(Callable 08/29/2023)	4,525,000	4,478,258
4.550%, 04/15/2028
(Callable 01/15/2028)	5,000,000	4,639,670
NCL Corp. Ltd.,
3.625%, 12/15/2024
(Callable 01/10/2023)(2)	20,000,000	17,087,160
Netflix, Inc.,
5.875%, 02/15/2025	4,270,000	4,323,802

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Newell Brands, Inc.:
4.875%, 06/01/2025
(Callable 05/01/2025)	$1,500,000	$1,458,750
4.450%, 04/01/2026
(Callable 01/01/2026)	15,000,000	14,111,929
6.375%, 09/15/2027
(Callable 06/15/2027)	5,000,000	4,970,550
NGPL PipeCo LLC,
4.875%, 08/15/2027
(Callable 02/15/2027)(2)	20,000,000	19,023,721
Nissan Motor Co. Ltd.,
4.345%, 09/17/2027
(Callable 07/17/2027)(1)(2)	10,000,000	9,077,287
Norfolk Southern Corp.,
3.050%, 05/15/2050
(Callable 11/15/2049)	18,000,000	12,102,577
North Mississippi Health Services, Inc.,
3.183%, 10/01/2051
(Callable 04/01/2051)	11,800,000	7,727,400
Nova Southeastern University, Inc.,
4.809%, 04/01/2053	4,800,000	4,003,295
Nutrien Ltd.:
4.000%, 12/15/2026
(Callable 09/15/2026)(1)	10,000,000	9,627,478
4.125%, 03/15/2035
(Callable 09/15/2034)(1)	6,550,000	5,676,300
nVent Finance Sarl,
4.550%, 04/15/2028
(Callable 01/15/2028)	32,435,000	29,830,787
NXP BV / NXP Funding LLC /
NXP USA, Inc.:
4.300%, 06/18/2029
(Callable 03/18/2029)(1)	9,625,000	8,956,021
2.650%, 02/15/2032
(Callable 11/15/2031)(1)	15,000,000	11,780,160
Occidental Petroleum Corp.:
2.900%, 08/15/2024
(Callable 07/15/2024)	10,000,000	9,594,386
8.500%, 07/15/2027
(Callable 01/15/2027)	15,000,000	16,154,054
7.150%, 05/15/2028	7,000,000	7,210,000
7.875%, 09/15/2031	12,790,000	14,081,790
6.450%, 09/15/2036	7,125,000	7,267,500
Ochsner LSU Health
System of North Louisiana,
2.510%, 05/15/2031
(Callable 11/15/2030)	17,800,000	13,094,794
ONEOK, Inc.,
2.750%, 09/01/2024
(Callable 08/01/2024)	8,300,000	7,949,419
Oracle Corp.:
2.800%, 04/01/2027
(Callable 02/01/2027)	46,000,000	41,991,761
6.250%, 11/09/2032
(Callable 08/09/2032)	7,000,000	7,347,135
3.900%, 05/15/2035
(Callable 11/15/2034)	7,425,000	6,238,874
3.850%, 07/15/2036
(Callable 01/15/2036)	7,500,000	6,165,305
4.000%, 11/15/2047
(Callable 05/15/2047)	2,565,000	1,888,508
3.950%, 03/25/2051
(Callable 09/25/2050)	5,000,000	3,584,895
Orange SA,
9.000%, 03/01/2031(1)	33,426,000	41,006,024
Oshkosh Corp.,
3.100%, 03/01/2030
(Callable 12/01/2029)	5,000,000	4,229,894
Owens Corning:
4.200%, 12/01/2024
(Callable 09/01/2024)	10,000,000	9,848,863
3.400%, 08/15/2026
(Callable 05/15/2026)	5,000,000	4,673,422
7.000%, 12/01/2036	13,205,000	14,031,778
Penske Truck Leasing Co.:
4.000%, 07/15/2025
(Callable 06/15/2025)(2)	20,000,000	19,150,697
1.200%, 11/15/2025
(Callable 10/15/2025)(2)	22,800,000	20,080,247
PerkinElmer, Inc.:
3.300%, 09/15/2029
(Callable 06/15/2029)	25,000,000	21,813,034
3.625%, 03/15/2051
(Callable 09/15/2050)	11,775,000	8,223,252
Perrigo Finance Unlimited Co.:
3.900%, 12/15/2024
(Callable 09/15/2024)	42,000,000	39,690,000
4.400%, 06/15/2030
(Callable 03/15/2030)	25,250,000	21,513,437
Phillips 66 Co.:
3.150%, 12/15/2029
(Callable 09/15/2029)(2)	12,550,000	10,967,620
2.150%, 12/15/2030
(Callable 09/15/2030)	6,000,000	4,815,021
4.650%, 11/15/2034
(Callable 05/15/2034)	13,000,000	12,178,089
5.875%, 05/01/2042	5,000,000	5,152,853
4.680%, 02/15/2045
(Callable 08/15/2044)(2)	2,000,000	1,744,216
Plains All American Pipeline LP /
PAA Finance Corp.,
3.550%, 12/15/2029
(Callable 09/15/2029)	10,000,000	8,695,526
Premier Health Partners,
2.911%, 11/15/2026
(Callable 05/15/2026)	10,000,000	8,797,036
Quanta Services, Inc.,
2.900%, 10/01/2030
(Callable 07/01/2030)	10,000,000	8,247,290
Raytheon Technologies Corp.:
4.800%, 12/15/2043
(Callable 06/15/2043)	7,925,000	7,290,159
3.125%, 07/01/2050
(Callable 01/01/2050)	6,000,000	4,234,803
Regency Energy Partners LP /
Regency Energy Finance Corp.,
4.500%, 11/01/2023
(Callable 08/01/2023)	11,850,000	11,762,262
Reliance Industries Ltd.,
2.875%, 01/12/2032(1)(2)	20,400,000	16,596,658
Reliance Steel & Aluminum Co.,
1.300%, 08/15/2025
(Callable 07/15/2025)	6,100,000	5,515,927
Rogers Communications, Inc.:
3.800%, 03/15/2032
(Callable 12/15/2031)(1)(2)	13,000,000	11,265,121
4.350%, 05/01/2049
(Callable 11/01/2048)(1)	10,000,000	7,703,242

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sabine Pass Liquefaction LLC:
5.875%, 06/30/2026
(Callable 12/31/2025)	$55,015,000	$55,665,113
5.000%, 03/15/2027
(Callable 09/15/2026)	20,300,000	19,929,028
4.500%, 05/15/2030
(Callable 11/15/2029)	10,500,000	9,758,358
Samarco Mineracao SA:
5.750%, 10/24/2023(1)(2)(8)	5,475,000	2,463,750
5.375%, 09/26/2024(1)(2)(8)	5,125,000	2,347,250
Santos Finance Ltd.,
3.649%, 04/29/2031
(Callable 01/29/2031)(1)(2)	15,000,000	11,972,602
Schlumberger Holdings Corp.,
3.900%, 05/17/2028
(Callable 02/17/2028)(2)	11,096,000	10,356,667
Seagate HDD Cayman,
4.875%, 03/01/2024
(Callable 01/01/2024)	24,400,000	23,916,860
Sealed Air Corp.,
5.000%, 04/15/2029
(Callable 04/15/2025)(2)	5,000,000	4,700,000
Sherwin-Williams Co.,
4.500%, 06/01/2047
(Callable 12/01/2046)	5,550,000	4,692,759
Silgan Holdings, Inc.,
4.125%, 02/01/2028
(Callable 01/17/2023)	4,000,000	3,700,630
SK Hynix, Inc.,
1.500%, 01/19/2026(1)(2)	13,000,000	11,278,020
SK Telecom Co. Ltd.,
6.625%, 07/20/2027(1)(2)	960,000	1,012,234
Smith & Nephew PLC,
2.032%, 10/14/2030
(Callable 07/14/2030)(1)	10,000,000	7,841,046
Smithfield Foods, Inc.:
5.200%, 04/01/2029
(Callable 01/01/2029)(1)(2)	16,566,000	15,173,075
2.625%, 09/13/2031
(Callable 06/13/2031)(1)(2)	18,500,000	13,275,714
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023(1)(2)	8,093,000	8,035,262
Sodexo, Inc.,
1.634%, 04/16/2026
(Callable 03/16/2026)(1)(2)	6,725,000	5,935,050
Solvay Finance America LLC,
4.450%, 12/03/2025
(Callable 09/03/2025)(1)(2)	40,018,000	38,756,188
Southern Copper Corp.,
7.500%, 07/27/2035(1)	19,786,000	22,981,637
Spectra Energy Partners LP,
3.500%, 03/15/2025
(Callable 12/15/2024)(1)	15,150,000	14,564,032
Standard Industries, Inc.:
4.750%, 01/15/2028
(Callable 01/30/2023)(2)	24,408,000	21,916,193
4.375%, 07/15/2030
(Callable 07/15/2025)(2)	7,000,000	5,704,472
3.375%, 01/15/2031
(Callable 07/15/2025)(2)	5,000,000	3,768,917
Stanley Black & Decker, Inc.,
4.850%, 11/15/2048
(Callable 05/15/2048)	4,175,000	3,652,098
Steel Dynamics, Inc.,
2.800%, 12/15/2024
(Callable 11/15/2024)	7,000,000	6,652,693
Stellantis Finance US, Inc.,
5.625%, 01/12/2028
(Callable 12/12/2027)(2)	3,650,000	3,619,334
Stericycle, Inc.,
3.875%, 01/15/2029
(Callable 11/15/2023)(2)	1,000,000	872,500
STERIS Irish FinCo Unlimited Co.,
3.750%, 03/15/2051
(Callable 09/15/2050)	7,500,000	5,369,885
Synnex Corporation,
2.375%, 08/09/2028
(Callable 06/09/2028)	25,000,000	20,306,370
Sysco Corp.:
5.950%, 04/01/2030
(Callable 01/01/2030)	22,570,000	23,419,486
3.150%, 12/14/2051
(Callable 06/14/2051)	9,250,000	6,130,346
Takeda Pharmaceutical Co. Ltd.,
2.050%, 03/31/2030
(Callable 12/31/2029)(1)	11,825,000	9,683,440
Targa Resources Partners LP:
6.500%, 07/15/2027
(Callable 01/30/2023)	1,000,000	1,006,340
5.000%, 01/15/2028
(Callable 01/30/2023)	28,000,000	26,710,841
4.875%, 02/01/2031
(Callable 02/01/2026)	10,500,000	9,424,411
4.000%, 01/15/2032
(Callable 07/15/2026)	14,000,000	11,757,900
TC PipeLines LP:
4.375%, 03/13/2025
(Callable 12/13/2024)(1)	26,205,000	25,654,241
3.900%, 05/25/2027
(Callable 02/25/2027)(1)	23,285,000	21,968,808
Teck Resources Ltd.,
3.900%, 07/15/2030
(Callable 04/15/2030)(1)	10,000,000	8,968,698
Telecom Italia Capital SA:
5.303%, 05/30/2024(1)(2)	21,500,000	20,369,960
7.200%, 07/18/2036(1)	3,175,000	2,577,783
Telefonica Emisiones SA:
4.103%, 03/08/2027(1)	8,125,000	7,719,717
7.045%, 06/20/2036(1)	4,925,000	5,078,607
5.213%, 03/08/2047(1)	24,108,000	19,479,961
4.895%, 03/06/2048(1)	9,475,000	7,320,621
5.520%, 03/01/2049
(Callable 09/01/2048)(1)	12,000,000	10,106,140
Tenet Healthcare Corp.:
4.375%, 01/15/2030
(Callable 12/01/2024)(2)	3,000,000	2,596,695
6.125%, 06/15/2030
(Callable 06/15/2025)(2)	1,000,000	952,800
Teva Pharmaceutical Finance
Netherlands III BV:
2.800%, 07/21/2023(1)	24,275,000	23,728,812
3.150%, 10/01/2026(1)	51,000,000	44,599,500
4.750%, 05/09/2027
(Callable 02/09/2027)(1)	9,000,000	8,135,098
Textron, Inc.,
3.000%, 06/01/2030
(Callable 03/01/2030)	15,000,000	12,800,736

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Timken Co.:
3.875%, 09/01/2024
(Callable 06/01/2024)	$18,500,000	$18,043,649
4.500%, 12/15/2028
(Callable 09/15/2028)	6,025,000	5,719,242
T-Mobile USA, Inc.:
4.750%, 02/01/2028
(Callable 02/01/2023)	17,250,000	16,769,834
3.375%, 04/15/2029
(Callable 04/15/2024)	5,000,000	4,403,305
3.875%, 04/15/2030
(Callable 01/15/2030)	53,473,000	48,564,718
3.500%, 04/15/2031
(Callable 04/15/2026)	60,000,000	51,791,310
4.375%, 04/15/2040
(Callable 10/15/2039)	10,000,000	8,580,976
3.600%, 11/15/2060
(Callable 05/15/2060)	15,000,000	9,987,296
Toll Road Investors Partnership II LP:
0.000%, 02/15/2025
(Insured by NATL)(1)(2)	10,000,000	8,572,800
0.000%, 02/15/2027
(Insured by NATL)(1)(2)	32,855,000	24,297,775
0.000%, 02/15/2030
(Insured by NATL)(1)(2)	2,000,000	1,184,343
0.000%, 02/15/2030
(Insured by NATL)(1)(2)	2,938,000	2,007,410
0.000%, 02/15/2031
(Insured by AGM)(1)(2)	5,396,000	3,482,449
0.000%, 02/15/2036
(Insured by AGM)(1)(2)	12,500,000	5,933,931
TopBuild Corp.:
3.625%, 03/15/2029
(Callable 03/15/2024)(2)	2,500,000	2,049,762
4.125%, 02/15/2032
(Callable 10/15/2026)(2)	1,000,000	812,610
TransCanada PipeLines Ltd.,
4.750%, 05/15/2038
(Callable 11/15/2037)(1)	10,000,000	8,952,478
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042
(Callable 02/01/2042)	2,600,000	2,218,232
TreeHouse Foods, Inc.,
4.000%, 09/01/2028
(Callable 09/01/2023)	1,500,000	1,275,000
Triton Container International Ltd.:
2.050%, 04/15/2026
(Callable 03/15/2026)(1)(2)	7,425,000	6,460,308
3.150%, 06/15/2031
(Callable 03/15/2031)(1)(2)	30,475,000	23,800,134
3.250%, 03/15/2032
(Callable 12/15/2031)(1)	10,000,000	7,726,900
TTX Co.,
4.650%, 06/15/2044(2)	7,710,000	6,565,441
Tyco Electronics Group SA,
7.125%, 10/01/2037(1)	500,000	569,310
Tyson Foods, Inc.,
5.100%, 09/23/2048
(Callable 03/28/2048)	4,650,000	4,320,079
United Rentals North America, Inc.:
3.875%, 11/15/2027
(Callable 01/30/2023)	5,000,000	4,627,450
4.875%, 01/15/2028
(Callable 01/15/2023)	5,000,000	4,738,250
6.000%, 12/15/2029
(Callable 12/15/2025)(2)	8,700,000	8,645,625
5.250%, 01/15/2030
(Callable 01/15/2025)	5,000,000	4,697,900
4.000%, 07/15/2030
(Callable 07/15/2025)	10,000,000	8,547,966
3.875%, 02/15/2031
(Callable 08/15/2025)	3,000,000	2,514,870
3.750%, 01/15/2032
(Callable 07/15/2026)	1,000,000	815,830
Universal Health Services, Inc.:
1.650%, 09/01/2026	16,000,000	13,759,076
2.650%, 10/15/2030	24,322,000	19,428,261
UPMC,
3.600%, 04/03/2025	47,575,000	45,711,643
Utah Acquisition Sub, Inc.:
3.950%, 06/15/2026
(Callable 03/15/2026)	5,000,000	4,679,857
5.250%, 06/15/2046
(Callable 12/15/2045)	4,000,000	3,042,310
Vale Canada Ltd.,
7.200%, 09/15/2032(1)	1,600,000	1,736,800
Vale Overseas Ltd.:
3.750%, 07/08/2030
(Callable 04/08/2030)(1)	25,339,000	22,176,455
8.250%, 01/17/2034(1)	5,201,000	6,161,971
6.875%, 11/21/2036(1)	27,519,000	29,051,340
6.875%, 11/10/2039(1)	18,121,000	19,086,545
Valero Energy Corp.,
6.625%, 06/15/2037	5,000,000	5,343,070
Valero Energy Partners LP,
4.500%, 03/15/2028
(Callable 12/15/2027)	20,000,000	19,424,573
Var Energi ASA,
7.500%, 01/15/2028
(Callable 12/15/2027)(1)(2)	5,000,000	5,093,009
Verisk Analytics, Inc.,
4.000%, 06/15/2025
(Callable 03/15/2025)	10,000,000	9,727,379
Verizon Communications, Inc.:
3.000%, 03/22/2027
(Callable 01/22/2027)	5,000,000	4,651,012
4.500%, 08/10/2033	15,710,000	14,761,701
4.400%, 11/01/2034
(Callable 05/01/2034)	790,000	726,427
4.272%, 01/15/2036	10,793,000	9,717,090
5.250%, 03/16/2037	18,225,000	18,088,484
4.812%, 03/15/2039	38,575,000	35,459,807
4.862%, 08/21/2046	2,500,000	2,256,702
5.500%, 03/16/2047	2,500,000	2,429,949
3.700%, 03/22/2061
(Callable 09/22/2060)	11,200,000	7,879,884
Viatris, Inc.:
3.850%, 06/22/2040
(Callable 12/22/2039)	10,000,000	6,734,470
4.000%, 06/22/2050
(Callable 12/22/2049)	22,000,000	13,631,216
Viterra Finance BV:
2.000%, 04/21/2026
(Callable 03/21/2026)(1)(2)	15,000,000	13,021,955
4.900%, 04/21/2027
(Callable 03/21/2027)(1)(2)	7,725,000	7,278,033
3.200%, 04/21/2031
(Callable 01/21/2031)(1)(2)	55,139,000	41,792,415
5.250%, 04/21/2032
(Callable 01/21/2032)(1)(2)	15,000,000	13,218,199

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
VMware, Inc.,
1.800%, 08/15/2028
(Callable 06/15/2028)	$15,000,000	$12,275,429
Vodafone Group PLC:
7.875%, 02/15/2030(1)	16,293,000	18,408,772
6.150%, 02/27/2037(1)	13,920,000	14,161,490
4.375%, 02/19/2043(1)	5,054,000	4,056,839
Volkswagen Group of
America Finance LLC:
2.850%, 09/26/2024(1)(2)	5,000,000	4,787,269
3.350%, 05/13/2025(1)(2)	15,000,000	14,335,389
1.250%, 11/24/2025
(Callable 10/24/2025)(1)(2)	8,300,000	7,406,085
Vontier Corp.,
2.400%, 04/01/2028
(Callable 02/01/2028)	15,725,000	12,564,834
Vulcan Materials Co.:
4.500%, 04/01/2025
(Callable 01/01/2025)	3,000,000	2,977,255
3.500%, 06/01/2030
(Callable 03/01/2030)	11,050,000	9,776,347
4.700%, 03/01/2048
(Callable 09/01/2047)	500,000	426,746
Wabtec Corp.:
4.375%, 08/15/2023
(Callable 05/15/2023)	9,750,000	9,653,552
4.400%, 03/15/2024
(Callable 02/15/2024)	13,109,000	12,899,530
3.450%, 11/15/2026
(Callable 08/15/2026)	36,775,000	34,336,738
4.950%, 09/15/2028
(Callable 06/15/2028)	10,205,000	9,820,222
Walgreens Boots Alliance, Inc.,
3.450%, 06/01/2026
(Callable 03/01/2026)	5,957,000	5,669,610
Walt Disney Co.:
5.400%, 10/01/2043	5,000,000	5,018,445
4.750%, 09/15/2044
(Callable 03/15/2044)	1,950,000	1,812,320
Warnermedia Holdings, Inc.,
4.279%, 03/15/2032
(Callable 12/15/2031)(2)	9,550,000	7,877,510
Weir Group PLC,
2.200%, 05/13/2026
(Callable 04/13/2026)(1)(2)	28,748,000	25,525,007
Western Digital Corp.,
4.750%, 02/15/2026
(Callable 11/15/2025)	57,075,000	53,747,528
Western Midstream Operating LP,
5.250%, 02/01/2050
(Callable 08/01/2049)	10,000,000	8,148,139
Westinghouse Air Brake
Technologies Corp.,
3.200%, 06/15/2025
(Callable 05/15/2025)	14,736,000	13,884,140
WestRock MWV LLC,
8.200%, 01/15/2030	5,012,000	5,665,451
Williams Companies, Inc.:
7.500%, 01/15/2031	120,000	131,713
7.750%, 06/15/2031	3,500,000	3,870,411
8.750%, 03/15/2032	11,275,000	13,316,625
6.300%, 04/15/2040	1,590,000	1,632,693
5.750%, 06/24/2044
(Callable 12/24/2043)	2,500,000	2,393,876
Wipro IT Services LLC,
1.500%, 06/23/2026
(Callable 05/23/2026)(1)(2)	17,800,000	15,627,286
Woodside Finance Ltd.:
3.650%, 03/05/2025
(Callable 12/05/2024)(1)(2)	15,575,000	14,961,342
4.500%, 03/04/2029
(Callable 12/04/2028)(1)(2)	30,000,000	28,190,622
Worthington Industries, Inc.,
4.550%, 04/15/2026	9,154,000	8,866,570
WRKCo, Inc.,
3.000%, 09/15/2024
(Callable 07/15/2024)	6,000,000	5,736,686
Wynn Las Vegas LLC /
Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023
(Callable 02/28/2023)(2)	4,000,000	3,941,456
Xerox Corp.,
4.625%, 03/15/2023
(Callable 02/15/2023)	16,237,000	16,115,223
Xerox Holdings Corp.,
5.000%, 08/15/2025
(Callable 07/15/2025)(2)	1,000,000	914,989
XPO Escrow Sub LLC,
7.500%, 11/15/2027
(Callable 11/15/2024)(2)	7,000,000	7,083,440
Yara International ASA,
3.800%, 06/06/2026
(Callable 03/06/2026)(1)(2)	20,250,000	18,687,027
Zimmer Biomet Holdings, Inc.,
5.750%, 11/30/2039	11,375,000	10,982,468
Zoetis, Inc.,
4.500%, 11/13/2025
(Callable 08/13/2025)	5,653,000	5,619,915
Total Industrials
(Cost $7,473,726,744)		6,585,710,644	29.5%
Utilities
American Transmission Systems, Inc.,
2.650%, 01/15/2032
(Callable 10/15/2031)(2)	4,850,000	3,993,971
Appalachian Power Co.,
6.700%, 08/15/2037	1,400,000	1,461,957
Avangrid, Inc.,
3.200%, 04/15/2025
(Callable 03/15/2025)(1)	14,000,000	13,386,109
Berkshire Hathaway Energy Co.:
3.500%, 02/01/2025
(Callable 11/01/2024)	7,000,000	6,871,398
2.850%, 05/15/2051
(Callable 11/15/2050)	10,000,000	6,578,111
Consolidated Edison Co.
of New York, Inc.,
4.625%, 12/01/2054
(Callable 06/01/2054)	7,600,000	6,502,239
Consumers Energy Co.,
3.500%, 08/01/2051
(Callable 02/01/2051)	9,425,000	7,197,315
Dominion Resources, Inc.,
5.950%, 06/15/2035	1,880,000	1,898,595
DTE Electric Company,
2.625%, 03/01/2031
(Callable 12/01/2030)	15,200,000	12,954,781
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Duquesne Light Holdings, Inc.,
2.532%, 10/01/2030
(Callable 07/01/2030)(2)	$8,775,000	$6,991,081
EDP Finance BV,
3.625%, 07/15/2024(1)(2)	51,299,000	49,519,784
Enel Finance International NV:
3.500%, 04/06/2028(1)(2)	7,000,000	6,147,821
7.500%, 10/14/2032
(Callable 07/14/2032)(1)(2)	20,000,000	21,270,305
6.000%, 10/07/2039(1)(2)	4,286,000	3,918,902
4.750%, 05/25/2047(1)(2)	54,084,000	42,696,315
Engie Energia Chile SA,
3.400%, 01/28/2030
(Callable 10/28/2029)(1)(2)	3,000,000	2,474,456
Exelon Corp.:
3.950%, 06/15/2025
(Callable 03/15/2025)	15,775,000	15,413,242
7.600%, 04/01/2032	1,650,000	1,876,570
5.100%, 06/15/2045
(Callable 12/15/2044)	5,875,000	5,497,874
4.100%, 03/15/2052
(Callable 09/15/2051)(2)	5,000,000	4,023,257
Exelon Generation Co. LLC,
5.600%, 06/15/2042
(Callable 12/15/2041)	6,100,000	5,883,256
Fells Point Funding Trust,
3.046%, 01/31/2027
(Callable 12/31/2026)(2)	10,300,000	9,387,030
FirstEnergy Corp.:
2.650%, 03/01/2030
(Callable 12/01/2029)	4,300,000	3,505,962
3.400%, 03/01/2050
(Callable 09/01/2049)	11,325,000	7,531,125
FirstEnergy Transmission LLC,
2.866%, 09/15/2028
(Callable 07/15/2028)(2)	15,000,000	13,105,592
Fortis, Inc.,
3.055%, 10/04/2026
(Callable 07/04/2026)(1)	8,762,000	8,137,641
Infraestructura Energetica
Nova SAB de CV,
3.750%, 01/14/2028(2)	5,000,000	4,462,500
KeySpan Corp.,
8.000%, 11/15/2030(1)	8,375,000	9,180,343
Liberty Utilities Finance GP 1,
2.050%, 09/15/2030
(Callable 06/15/2030)(1)(2)	10,600,000	7,987,661
NiSource, Inc.:
3.600%, 05/01/2030
(Callable 02/01/2030)	20,800,000	18,583,872
3.950%, 03/30/2048
(Callable 09/30/2047)	11,775,000	9,209,679
Oncor Electric Delivery Co. LLC,
2.750%, 05/15/2030
(Callable 02/15/2030)	9,500,000	8,298,123
Total Utilities
(Cost $377,734,408)		325,946,867	1.5%
Financials
ABN AMRO Bank NV:
7.750%, 05/15/2023(1)(2)	8,000,000	8,029,041
4.750%, 07/28/2025(1)(2)	37,818,000	36,676,275
4.800%, 04/18/2026(1)(2)	47,025,000	45,117,139
1.542%, 06/16/2027
(1 Year CMT Rate + 0.800%)
(Callable 06/16/2026)(1)(2)(3)	12,250,000	10,548,327
3.324%, 03/13/2037
(5 Year CMT Rate + 1.900%)
(Callable 12/13/2031)(1)(2)(3)	31,325,000	22,706,762
AerCap Holdings NV:
2.875%, 08/14/2024
(Callable 07/14/2024)(1)	39,395,000	37,314,279
6.500%, 07/15/2025
(Callable 06/15/2025)(1)	15,000,000	15,211,464
2.450%, 10/29/2026
(Callable 09/29/2026)(1)	8,000,000	7,003,770
3.000%, 10/29/2028
(Callable 08/29/2028)(1)	7,500,000	6,296,093
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032(2)	2,000,000	2,134,220
Air Lease Corp.:
4.250%, 02/01/2024
(Callable 01/01/2024)	8,175,000	8,035,820
2.300%, 02/01/2025
(Callable 01/01/2025)	14,150,000	13,179,800
5.850%, 12/15/2027
(Callable 11/15/2027)	10,000,000	9,995,493
Ally Financial, Inc.:
1.450%, 10/02/2023
(Callable 09/02/2023)	15,000,000	14,540,474
5.125%, 09/30/2024	13,000,000	12,877,291
5.800%, 05/01/2025
(Callable 04/01/2025)	10,000,000	9,954,895
American International Group, Inc.,
6.820%, 11/15/2037	4,173,000	4,480,703
Aon PLC,
3.875%, 12/15/2025
(Callable 09/15/2025)	14,490,000	14,140,097
Assurant, Inc.:
4.900%, 03/27/2028
(Callable 12/27/2027)	4,250,000	4,078,261
3.700%, 02/22/2030
(Callable 11/22/2029)	7,000,000	5,942,156
Australia & New Zealand
Banking Group Ltd.:
4.500%, 03/19/2024(1)(2)	32,000,000	31,613,532
2.950%, 07/22/2030
(5 Year CMT Rate + 1.288%)
(Callable 07/22/2025)(1)(2)(3)	14,803,000	13,393,433
6.742%, 12/08/2032(1)(2)	28,000,000	28,372,046
2.570%, 11/25/2035
(5 Year CMT Rate + 1.700%)
(Callable 11/25/2030)(1)(2)(3)	13,000,000	9,573,138
Avolon Holdings Funding Ltd.:
5.250%, 05/15/2024
(Callable 04/15/2024)(1)(2)	5,000,000	4,904,913
2.875%, 02/15/2025
(Callable 01/15/2025)(1)(2)	10,000,000	9,233,312
Banco Santander Chile,
2.700%, 01/10/2025
(Callable 12/10/2024)(1)(2)	8,000,000	7,542,074
Banco Santander SA:
5.179%, 11/19/2025(1)	11,150,000	10,977,905
1.722%, 09/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 09/14/2026)(1)(3)	10,000,000	8,552,733

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Banco Santander SA: (cont.)
2.749%, 12/03/2030(1)	$5,000,000	$3,864,682
3.225%, 11/22/2032
(1 Year CMT Rate + 1.600%)
(Callable 11/22/2031)(1)(3)	35,000,000	26,537,886
Bank of America Corp.:
3.864%, 07/23/2024
(3 Month LIBOR USD + 0.940%)
(Callable 07/23/2023)(3)	12,575,000	12,461,167
3.458%, 03/15/2025
(3 Month LIBOR USD + 0.970%)
(Callable 03/15/2024)(3)	9,650,000	9,403,409
3.093%, 10/01/2025
(3 Month LIBOR USD + 1.090%)
(Callable 10/01/2024)(3)	22,000,000	21,073,388
2.456%, 10/22/2025
(3 Month LIBOR USD + 0.870%)
(Callable 10/22/2024)(3)	8,000,000	7,562,512
3.366%, 01/23/2026
(3 Month LIBOR USD + 0.810%)
(Callable 01/23/2025)(3)	22,700,000	21,694,702
1.734%, 07/22/2027 (SOFR + 0.960%)
(Callable 07/22/2026)(3)	6,000,000	5,259,857
6.204%, 11/10/2028 (SOFR + 1.990%)
(Callable 11/10/2027)(3)	7,000,000	7,217,384
3.419%, 12/20/2028
(3 Month LIBOR USD + 1.040%)
(Callable 12/20/2027)(3)	19,539,000	17,694,601
2.087%, 06/14/2029 (SOFR + 1.060%)
(Callable 06/14/2028)(3)	12,000,000	10,118,818
4.271%, 07/23/2029
(3 Month LIBOR USD + 1.310%)
(Callable 07/23/2028)(3)	10,000,000	9,341,943
2.496%, 02/13/2031
(3 Month LIBOR USD + 0.990%)
(Callable 02/13/2030)(3)	7,000,000	5,705,866
2.592%, 04/29/2031 (SOFR + 2.150%)
(Callable 04/29/2030)(3)	35,000,000	28,588,952
5.015%, 07/22/2033 (SOFR + 2.160%)
(Callable 07/22/2032)(3)	5,000,000	4,763,035
7.750%, 05/14/2038	725,000	846,595
Bank of Ireland Group PLC,
2.029%, 09/30/2027
(1 Year CMT Rate + 1.100%)
(Callable 09/30/2026)(1)(2)(3)	5,425,000	4,577,658
Bank of Montreal:
4.250%, 09/14/2024(1)	10,000,000	9,871,262
1.500%, 01/10/2025(1)	7,000,000	6,527,148
3.803%, 12/15/2032
(5 Year Swap Rate USD + 1.432%)
(Callable 12/15/2027)(1)(3)	5,000,000	4,409,791
Bank of New Zealand,
2.000%, 02/21/2025(1)(2)	15,475,000	14,467,577
Barclays PLC:
4.338%, 05/16/2024
(3 Month LIBOR USD + 1.356%)
(Callable 05/16/2023)(1)(3)	5,000,000	4,965,692
3.650%, 03/16/2025(1)	17,350,000	16,679,019
2.852%, 05/07/2026 (SOFR + 2.714%)
(Callable 05/07/2025)(1)(3)	10,000,000	9,299,298
4.337%, 01/10/2028
(Callable 01/10/2027)(1)	10,000,000	9,306,539
BBVA USA,
3.875%, 04/10/2025
(Callable 03/10/2025)	45,470,000	44,323,644
BGC Partners, Inc.,
4.375%, 12/15/2025
(Callable 09/15/2025)	13,000,000	12,190,580
BNP Paribas SA:
4.375%, 09/28/2025(1)(2)	8,200,000	7,969,084
2.819%, 11/19/2025
(3 Month LIBOR USD + 1.111%)
(Callable 11/19/2024)(1)(2)(3)	42,500,000	40,279,531
4.375%, 05/12/2026(1)(2)	16,910,000	16,129,396
2.219%, 06/09/2026 (SOFR + 2.074%)
(Callable 06/09/2025)(1)(2)(3)	16,500,000	15,161,290
1.323%, 01/13/2027 (SOFR + 1.004%)
(Callable 01/13/2026)(1)(2)(3)	8,000,000	6,989,922
1.904%, 09/30/2028 (SOFR + 1.609%)
(Callable 09/30/2027)(1)(2)(3)	16,000,000	13,344,838
3.052%, 01/13/2031 (SOFR + 1.507%)
(Callable 01/13/2030)(1)(2)(3)	10,500,000	8,638,092
2.871%, 04/19/2032 (SOFR + 1.387%)
(Callable 04/19/2031)(1)(2)(3)	25,000,000	19,628,176
2.588%, 08/12/2035
(5 Year CMT Rate + 2.050%)
(Callable 08/12/2030)(1)(2)(3)	5,000,000	3,671,623
BPCE SA:
5.700%, 10/22/2023(1)(2)	33,770,000	33,513,872
4.625%, 07/11/2024(1)(2)	3,185,000	3,099,290
5.150%, 07/21/2024(1)(2)	30,902,000	30,258,715
4.500%, 03/15/2025(1)(2)	40,275,000	38,712,032
1.652%, 10/06/2026 (SOFR + 1.520%)
(Callable 10/06/2025)(1)(2)(3)	15,000,000	13,342,277
3.116%, 10/19/2032 (SOFR + 1.730%)
(Callable 10/19/2031)(1)(2)(3)	22,000,000	16,120,415
Brown & Brown, Inc.,
4.500%, 03/15/2029
(Callable 12/15/2028)	11,840,000	11,032,910
Canadian Imperial Bank of Commerce,
2.250%, 01/28/2025(1)	8,000,000	7,554,998
Cantor Fitzgerald LP,
4.875%, 05/01/2024
(Callable 04/01/2024)(2)	7,525,000	7,392,171
Capital One Financial Corp.:
3.750%, 07/28/2026
(Callable 06/28/2026)	5,000,000	4,713,033
3.800%, 01/31/2028
(Callable 12/31/2027)	6,960,000	6,516,707
3.273%, 03/01/2030 (SOFR + 1.790%)
(Callable 03/01/2029)(3)	3,250,000	2,784,560
Centene Corp.:
3.000%, 10/15/2030
(Callable 07/15/2030)	10,000,000	8,197,492
2.500%, 03/01/2031
(Callable 12/01/2030)	64,850,000	50,743,381
CIT Bank NA,
2.969%, 09/27/2025 (SOFR + 1.715%)
(Callable 09/27/2024)(3)	21,219,000	20,068,863
Citigroup, Inc.:
3.352%, 04/24/2025
(3 Month LIBOR USD + 0.897%)
(Callable 04/24/2024)(3)	11,000,000	10,657,861
3.700%, 01/12/2026	4,700,000	4,525,202
3.106%, 04/08/2026 (SOFR + 2.842%)
(Callable 04/08/2025)(3)	15,000,000	14,184,301
3.887%, 01/10/2028
(3 Month LIBOR USD + 1.563%)
(Callable 01/10/2027)(3)	21,200,000	19,846,112

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Citigroup, Inc.: (cont.)
2.572%, 06/03/2031 (SOFR + 2.107%)
(Callable 06/03/2030)(3)	$50,000,000	$40,559,611
2.561%, 05/01/2032 (SOFR + 1.167%)
(Callable 05/01/2031)(3)	5,000,000	3,960,302
6.270%, 11/17/2033 (SOFR + 2.338%)
(Callable 11/17/2032)(3)	5,000,000	5,186,045
Citizens Financial Group, Inc.:
2.850%, 07/27/2026
(Callable 04/27/2026)	23,400,000	21,662,627
3.250%, 04/30/2030
(Callable 01/30/2030)	40,000,000	34,786,804
CNA Financial Corp.:
7.250%, 11/15/2023	12,400,000	12,657,979
4.500%, 03/01/2026
(Callable 12/01/2025)	21,125,000	20,787,826
CNO Financial Group, Inc.,
5.250%, 05/30/2025
(Callable 02/28/2025)	18,640,000	18,514,871
CNO Global Funding,
2.650%, 01/06/2029(2)	7,625,000	6,480,366
Comerica Bank,
4.000%, 07/27/2025	21,425,000	20,788,338
Commonwealth Bank of Australia:
2.688%, 03/11/2031(1)(2)	15,000,000	11,563,441
3.784%, 03/14/2032(1)(2)	7,250,000	5,996,328
3.610%, 09/12/2034
(5 Year CMT Rate + 2.050%)
(Callable 09/12/2029)(1)(2)(3)	35,000,000	28,997,511
Compeer Financial,
3.375%, 06/01/2036 (SOFR + 1.965%)
(Callable 06/01/2031)(2)(3)	5,500,000	4,181,880
Cooperatieve Rabobank UA:
4.375%, 08/04/2025(1)	11,975,000	11,698,814
3.750%, 07/21/2026(1)	36,000,000	33,894,471
Credit Agricole SA:
4.375%, 03/17/2025(1)(2)	37,093,000	35,781,571
1.907%, 06/16/2026 (SOFR + 1.676%)
(Callable 06/16/2025)(1)(2)(3)	7,000,000	6,385,693
3.250%, 01/14/2030(1)(2)	5,000,000	4,092,580
Credit Suisse Group AG:
2.593%, 09/11/2025 (SOFR + 1.560%)
(Callable 09/11/2024)(1)(2)(3)	13,700,000	12,116,997
2.193%, 06/05/2026 (SOFR + 2.044%)
(Callable 06/05/2025)(1)(2)(3)	10,000,000	8,547,551
1.305%, 02/02/2027 (SOFR + 0.980%)
(Callable 02/02/2026)(1)(2)(3)	19,400,000	15,494,459
4.282%, 01/09/2028
(Callable 01/09/2027)(1)(2)	24,750,000	20,547,154
3.869%, 01/12/2029
(3 Month LIBOR USD + 1.410%)
(Callable 01/12/2028)(1)(2)(3)	10,850,000	8,710,932
4.194%, 04/01/2031 (SOFR + 3.730%)
(Callable 04/01/2030)(1)(2)(3)	20,000,000	15,567,737
Credit Suisse Group
Funding Guernsey Ltd.:
3.800%, 06/09/2023(1)	21,400,000	20,838,250
3.750%, 03/26/2025(1)	15,000,000	13,510,150
Danske Bank A/S,
1.621%, 09/11/2026
(1 Year CMT Rate + 1.350%)
(Callable 09/11/2025)(1)(2)(3)	33,945,000	29,922,748
Deutsche Bank AG:
2.311%, 11/16/2027 (SOFR + 1.219%)
(Callable 11/16/2026)(1)(3)	6,000,000	5,094,925
5.882%, 07/08/2031 (SOFR + 5.438%)
(Callable 04/08/2030)(1)(3)	42,175,000	36,529,450
3.547%, 09/18/2031 (SOFR + 3.043%)
(Callable 09/18/2030)(1)(3)	10,000,000	8,057,924
3.729%, 01/14/2032 (SOFR + 2.757%)
(Callable 10/14/2030)(1)(3)	10,000,000	7,356,277
3.742%, 01/07/2033 (SOFR + 2.257%)
(Callable 10/07/2031)(1)(3)	25,000,000	17,857,473
Digital Realty Trust LP:
4.450%, 07/15/2028
(Callable 04/15/2028)	7,000,000	6,631,594
3.600%, 07/01/2029
(Callable 04/01/2029)	41,950,000	37,562,046
Discover Bank:
4.682%, 08/09/2028
(5 Year Swap Rate USD + 1.730%)
(Callable 08/09/2023)(3)	6,500,000	6,239,562
4.650%, 09/13/2028
(Callable 06/13/2028)	23,225,000	21,795,788
Discover Financial Services,
3.950%, 11/06/2024
(Callable 08/06/2024)	25,000,000	24,349,350
DNB Bank ASA:
1.127%, 09/16/2026
(5 Year CMT Rate + 0.850%)
(Callable 09/16/2025)(1)(2)(3)	10,000,000	8,834,492
1.535%, 05/25/2027
(1 Year CMT Rate + 0.720%)
(Callable 05/25/2026)(1)(2)(3)	5,800,000	5,047,292
Extra Space Storage LP,
2.550%, 06/01/2031
(Callable 03/01/2031)	11,000,000	8,633,482
Federation des Caisses
Desjardins du Quebec,
4.550%, 08/23/2027(1)(2)	5,000,000	4,810,567
Fifth Third Bancorp,
4.772%, 07/28/2030 (SOFRINDX +
2.127%) (Callable 07/28/2029)(3)	4,000,000	3,823,202
First Horizon National Corp.,
4.000%, 05/26/2025
(Callable 04/26/2025)	30,000,000	29,211,795
First Republic Bank,
4.625%, 02/13/2047
(Callable 08/13/2046)	1,850,000	1,445,053
Five Corners Funding Trust II,
2.850%, 05/15/2030
(Callable 02/15/2030)(2)	10,000,000	8,430,880
FMR LLC:
4.950%, 02/01/2033(2)	4,235,000	3,943,120
6.500%, 12/14/2040(2)	1,820,000	1,880,562
Globe Life, Inc.,
4.550%, 09/15/2028
(Callable 06/15/2028)	9,350,000	9,078,056
Goldman Sachs Group, Inc.:
3.500%, 01/23/2025
(Callable 10/23/2024)	9,400,000	9,086,413
3.500%, 04/01/2025
(Callable 03/01/2025)	10,000,000	9,621,523
3.814%, 04/23/2029
(3 Month LIBOR USD + 1.158%)
(Callable 04/23/2028)(3)	17,875,000	16,356,046

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Goldman Sachs Group, Inc.: (cont.)
4.223%, 05/01/2029
(3 Month LIBOR USD + 1.301%)
(Callable 05/01/2028)(3)	$15,050,000	$14,045,265
1.992%, 01/27/2032 (SOFR + 1.090%)
(Callable 01/27/2031)(3)	30,000,000	22,887,017
2.615%, 04/22/2032 (SOFR + 1.281%)
(Callable 04/22/2031)(3)	10,000,000	7,980,516
2.383%, 07/21/2032 (SOFR + 1.248%)
(Callable 07/21/2031)(3)	11,332,000	8,822,387
6.345%, 02/15/2034	125,000	127,158
6.750%, 10/01/2037	300,000	319,156
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064(2)	11,215,000	9,575,805
3.700%, 01/22/2070
(Callable 07/22/2069)(2)	14,000,000	9,270,254
4.850%, 01/24/2077(2)	16,363,000	13,463,182
Hartford Financial Services Group, Inc.:
6.100%, 10/01/2041	2,925,000	2,968,217
3.600%, 08/19/2049
(Callable 02/19/2049)	15,725,000	11,378,661
High Street Funding Trust I,
4.111%, 02/15/2028
(Callable 11/15/2027)(2)	9,000,000	8,397,667
High Street Funding Trust II,
4.682%, 02/15/2048
(Callable 11/15/2047)(2)	7,000,000	5,670,177
HSBC Holdings PLC:
3.950%, 05/18/2024
(3 Month LIBOR USD + 0.987%)
(Callable 05/18/2023)(1)(3)	9,000,000	8,929,652
3.803%, 03/11/2025
(3 Month LIBOR USD + 1.211%)
(Callable 03/11/2024)(1)(3)	5,200,000	5,056,677
1.645%, 04/18/2026 (SOFR + 1.538%)
(Callable 04/18/2025)(1)(3)	8,125,000	7,348,348
2.251%, 11/22/2027 (SOFR + 1.100%)
(Callable 11/22/2026)(1)(3)	10,000,000	8,672,120
2.013%, 09/22/2028 (SOFR + 1.732%)
(Callable 09/22/2027)(1)(3)	25,000,000	20,929,158
7.390%, 11/03/2028 (SOFR + 3.350%)
(Callable 11/03/2027)(1)(3)	15,000,000	15,741,819
4.583%, 06/19/2029
(3 Month LIBOR USD + 1.535%)
(Callable 06/19/2028)(1)(3)	17,125,000	15,795,385
2.206%, 08/17/2029 (SOFR + 1.285%)
(Callable 08/17/2028)(1)(3)	10,000,000	8,118,299
3.973%, 05/22/2030
(3 Month LIBOR USD + 1.610%)
(Callable 05/22/2029)(1)(3)	4,775,000	4,191,480
2.804%, 05/24/2032 (SOFR + 1.187%)
(Callable 05/24/2031)(1)(3)	14,550,000	11,261,896
Humana, Inc.,
8.150%, 06/15/2038	8,983,000	10,486,256
Huntington Bancshares, Inc.,
2.625%, 08/06/2024
(Callable 07/06/2024)	1,500,000	1,440,328
Jackson Financial, Inc.,
3.125%, 11/23/2031
(Callable 08/23/2031)	15,000,000	11,535,917
Jefferies Group LLC:
4.850%, 01/15/2027	15,750,000	15,571,591
6.450%, 06/08/2027	1,300,000	1,356,853
4.150%, 01/23/2030	30,200,000	26,920,553
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(1)(2)	17,615,000	17,954,315
JPMorgan Chase & Co.:
3.559%, 04/23/2024
(3 Month LIBOR USD + 0.730%)
(Callable 04/23/2023)(3)	10,725,000	10,655,255
3.125%, 01/23/2025
(Callable 10/23/2024)	21,850,000	21,099,859
2.301%, 10/15/2025 (SOFR + 1.160%)
(Callable 10/15/2024)(3)	19,859,000	18,734,807
2.005%, 03/13/2026 (SOFR + 1.585%)
(Callable 03/13/2025)(3)	17,000,000	15,745,750
2.083%, 04/22/2026 (SOFR + 1.850%)
(Callable 04/22/2025)(3)	55,000,000	51,030,596
1.045%, 11/19/2026 (SOFR + 0.800%)
(Callable 11/19/2025)(3)	18,500,000	16,293,953
1.470%, 09/22/2027 (SOFR + 0.765%)
(Callable 09/22/2026)(3)	10,000,000	8,660,881
4.851%, 07/25/2028 (SOFR + 1.990%)
(Callable 07/25/2027)(3)	16,000,000	15,634,194
3.509%, 01/23/2029
(3 Month LIBOR USD + 0.945%)
(Callable 01/23/2028)(3)	35,000,000	31,817,140
2.522%, 04/22/2031 (SOFR + 2.040%)
(Callable 04/22/2030)(3)	30,500,000	25,031,092
1.953%, 02/04/2032 (SOFR + 1.065%)
(Callable 02/04/2031)(3)	5,000,000	3,837,181
2.580%, 04/22/2032 (SOFR + 1.250%)
(Callable 04/22/2031)(3)	15,000,000	12,060,236
Kemper Corp.,
3.800%, 02/23/2032
(Callable 11/23/2031)	11,000,000	9,223,550
KeyBank NA,
3.400%, 05/20/2026	21,575,000	20,258,267
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	77,403,000	72,611,786
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035(2)	750,000	760,796
3.951%, 10/15/2050
(Callable 04/15/2050)(2)	900,000	634,133
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097(2)	375,000	407,881
Life Storage LP:
3.875%, 12/15/2027
(Callable 09/15/2027)	2,575,000	2,386,325
2.200%, 10/15/2030
(Callable 07/15/2030)	6,950,000	5,416,077
Lincoln National Corp.:
3.400%, 01/15/2031
(Callable 10/15/2030)	15,000,000	12,445,210
6.300%, 10/09/2037	2,190,000	2,150,788
Lloyds Bank PLC:
3.870%, 07/09/2025
(1 Year CMT Rate + 3.500%)
(Callable 07/09/2024)(1)(3)	15,000,000	14,523,904
3.750%, 01/11/2027(1)	7,800,000	7,256,277
4.375%, 03/22/2028(1)	15,000,000	14,260,698
3.574%, 11/07/2028
(3 Month LIBOR USD + 1.205%)
(Callable 11/07/2027)(1)(3)	21,550,000	19,438,250
LPL Holdings, Inc.,
4.000%, 03/15/2029
(Callable 03/15/2024)(2)	20,076,000	17,468,128

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
M&T Bank Corp.,
4.000%, 07/15/2024
(Callable 04/16/2024)	$4,400,000	$4,321,581
Macquarie Bank Ltd.:
4.875%, 06/10/2025(1)(2)	7,800,000	7,635,365
3.624%, 06/03/2030(1)(2)	28,805,000	23,371,393
Macquarie Group Ltd.:
4.150%, 03/27/2024
(3 Month LIBOR USD + 1.330%)
(Callable 03/27/2023)(1)(2)(3)	21,000,000	20,923,854
5.108%, 08/09/2026 (SOFR + 2.208%)
(Callable 08/09/2025)(1)(2)(3)	9,850,000	9,816,692
2.691%, 06/23/2032 (SOFR + 1.440%)
(Callable 06/23/2031)(1)(2)(3)	10,000,000	7,698,889
Manulife Financial Corp.:
4.150%, 03/04/2026(1)	15,000,000	14,623,130
2.484%, 05/19/2027
(Callable 03/19/2027)(1)	15,225,000	13,680,070
Maple Grove Funding Trust I,
4.161%, 08/15/2051
(Callable 02/15/2051)(2)	15,000,000	10,122,343
Marsh & McLennan Companies, Inc.,
3.750%, 03/14/2026
(Callable 12/14/2025)	9,225,000	8,956,342
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023(2)	1,632,000	1,656,694
5.077%, 02/15/2069
(3 Month LIBOR USD + 3.191%)
(Callable 02/15/2049)(2)(3)	26,000,000	23,108,800
3.729%, 10/15/2070(2)	19,253,000	12,726,200
4.900%, 04/01/2077(2)	13,000,000	10,704,326
MBIA Insurance Corp.,
15.339%, 01/15/2033
(3 Month LIBOR USD + 11.260%)
(Callable 01/15/2028)(2)(3)(8)	700,000	52,906
MetLife, Inc.,
4.875%, 11/13/2043	3,375,000	3,162,896
Metropolitan Life Global Funding I,
2.950%, 04/09/2030(2)	9,025,000	7,889,855
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025(2)	3,725,000	3,948,201
Mitsubishi UFJ Financial Group, Inc.:
2.801%, 07/18/2024(1)	5,956,000	5,726,211
2.193%, 02/25/2025(1)	11,500,000	10,770,513
1.538%, 07/20/2027
(1 Year CMT Rate + 0.750%)
(Callable 07/20/2026)(1)(3)	24,400,000	21,179,806
Mizuho Financial Group, Inc.:
2.555%, 09/13/2025 (SOFR + 1.362%)
(Callable 09/13/2024)(1)(3)	20,000,000	18,885,597
1.234%, 05/22/2027
(1 Year CMT Rate + 0.670%)
(Callable 05/22/2026)(1)(3)	10,000,000	8,671,944
3.170%, 09/11/2027(1)	22,000,000	20,022,186
4.018%, 03/05/2028(1)	2,650,000	2,490,047
1.979%, 09/08/2031 (SOFR + 1.532%)
(Callable 09/08/2030)(1)(3)	7,250,000	5,561,668
Morgan Stanley:
2.720%, 07/22/2025 (SOFR + 1.152%)
(Callable 07/22/2024)(3)	5,000,000	4,782,090
4.000%, 07/23/2025	2,500,000	2,444,453
2.188%, 04/28/2026 (SOFR + 1.990%)
(Callable 04/28/2025)(3)	40,000,000	37,198,775
3.125%, 07/27/2026	13,175,000	12,307,559
3.591%, 07/22/2028
(3 Month LIBOR USD + 1.340%)
(Callable 07/22/2027)(3)	22,350,000	20,583,788
6.296%, 10/18/2028 (SOFR + 2.240%)
(Callable 10/18/2027)(3)	25,000,000	25,756,047
2.239%, 07/21/2032 (SOFR + 1.178%)
(Callable 07/21/2031)(3)	9,705,000	7,444,481
6.342%, 10/18/2033 (SOFR + 2.560%)
(Callable 10/18/2032)(3)	5,000,000	5,250,611
National Australia Bank Ltd.:
2.332%, 08/21/2030(1)(2)	60,200,000	45,830,063
2.990%, 05/21/2031(1)(2)	24,495,000	19,235,872
3.933%, 08/02/2034
(5 Year CMT Rate + 1.880%)
(Callable 08/02/2029)(1)(2)(3)	5,000,000	4,220,349
3.347%, 01/12/2037
(5 Year CMT Rate + 1.700%)
(Callable 01/12/2032)(1)(2)(3)	14,000,000	10,685,155
Nationwide Building Society:
3.766%, 03/08/2024
(3 Month LIBOR USD + 1.064%)
(Callable 03/08/2023)(1)(2)(3)	14,500,000	14,421,199
3.900%, 07/21/2025(1)(2)	8,100,000	7,795,622
4.000%, 09/14/2026(1)(2)	63,394,000	57,694,426
4.302%, 03/08/2029
(3 Month LIBOR USD + 1.452%)
(Callable 03/08/2028)(1)(2)(3)	3,525,000	3,194,157
3.960%, 07/18/2030
(3 Month LIBOR USD + 1.855%)
(Callable 07/18/2029)(1)(2)(3)	10,125,000	8,832,342
Nationwide Financial Services, Inc.,
3.900%, 11/30/2049
(Callable 05/30/2049)(2)	17,500,000	12,287,458
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033(2)	5,600,000	6,263,073
9.375%, 08/15/2039(2)	22,409,000	28,945,851
NatWest Group PLC:
4.519%, 06/25/2024
(3 Month LIBOR USD + 1.550%)
(Callable 06/25/2023)(1)(3)	17,475,000	17,314,824
4.269%, 03/22/2025
(3 Month LIBOR USD + 1.762%)
(Callable 03/22/2024)(1)(3)	8,300,000	8,119,046
1.642%, 06/14/2027
(1 Year CMT Rate + 0.900%)
(Callable 06/14/2026)(1)(3)	11,725,000	10,164,676
4.892%, 05/18/2029
(3 Month LIBOR USD + 1.754%)
(Callable 05/18/2028)(1)(3)	5,150,000	4,881,142
4.445%, 05/08/2030
(3 Month LIBOR USD + 1.871%)
(Callable 05/08/2029)(1)(3)	11,000,000	9,987,362
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024(2)	3,200,000	3,269,163
New York Life Insurance Co.:
6.750%, 11/15/2039(2)	25,105,000	28,106,090
4.450%, 05/15/2069
(Callable 11/15/2068)(2)	10,000,000	8,305,255
Nomura Holdings, Inc.:
2.648%, 01/16/2025(1)	10,000,000	9,448,078
1.851%, 07/16/2025(1)	15,000,000	13,681,841
2.172%, 07/14/2028(1)	30,000,000	24,774,793
2.710%, 01/22/2029(1)	9,600,000	8,016,055
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Old Republic International Corp.,
3.850%, 06/11/2051
(Callable 12/11/2050)	$12,550,000	$8,671,331
Peachtree Corners Funding Trust,
3.976%, 02/15/2025(2)	16,000,000	15,455,015
Pine Street Trust I,
4.572%, 02/15/2029
(Callable 11/15/2028)(2)	5,000,000	4,634,763
Protective Life Corp.,
4.300%, 09/30/2028
(Callable 06/30/2028)(1)(2)	4,105,000	3,841,539
Prudential Financial, Inc.,
3.878%, 03/27/2028
(Callable 12/27/2027)	4,656,000	4,472,188
Prudential Insurance Co. of America,
8.300%, 07/01/2025(2)	21,011,000	22,222,316
Raymond James Financial, Inc.,
4.950%, 07/15/2046	15,000,000	13,433,537
Realty Income Corp.,
3.875%, 04/15/2025
(Callable 02/15/2025)	10,000,000	9,804,275
Regions Bank,
6.450%, 06/26/2037	3,864,000	4,035,086
Reliance Standard Life Global Funding II,
2.500%, 10/30/2024(1)(2)	20,000,000	18,918,451
Rexford Industrial Realty LP,
2.125%, 12/01/2030
(Callable 09/01/2030)	13,000,000	10,179,356
Rocket Mortgage LLC /
Rocket Mortgage Co-Issuer, Inc.,
2.875%, 10/15/2026
(Callable 10/15/2023)(2)	10,000,000	8,612,800
Royal Bank of Canada,
4.650%, 01/27/2026(1)	29,930,000	29,561,184
Sammons Financial Group, Inc.,
3.350%, 04/16/2031
(Callable 01/16/2031)(2)	25,000,000	19,088,078
Santander Holdings USA, Inc.,
3.450%, 06/02/2025
(Callable 05/02/2025)(1)	10,000,000	9,541,963
Santander UK Group Holdings PLC,
1.673%, 06/14/2027 (SOFR + 0.989%)
(Callable 06/14/2026)(1)(3)	20,000,000	17,028,480
Santander UK PLC,
5.000%, 11/07/2023(1)(2)	36,375,000	36,263,547
SMBC Aviation Capital Finance DAC,
3.550%, 04/15/2024
(Callable 03/15/2024)(1)(2)	15,000,000	14,504,851
Societe Generale SA:
5.000%, 01/17/2024(1)(2)	18,000,000	17,807,715
3.875%, 03/28/2024(1)(2)	10,000,000	9,770,548
2.625%, 10/16/2024(1)(2)	14,575,000	13,797,802
2.625%, 01/22/2025(1)(2)	24,600,000	23,142,883
4.250%, 04/14/2025(1)(2)	30,420,000	29,192,366
4.250%, 08/19/2026(1)(2)	10,572,000	9,864,391
2.797%, 01/19/2028
(1 Year CMT Rate + 1.300%)
(Callable 01/19/2027)(1)(2)(3)	8,000,000	7,010,145
2.889%, 06/09/2032
(1 Year CMT Rate + 1.300%)
(Callable 06/09/2031)(1)(2)(3)	7,000,000	5,405,367
3.625%, 03/01/2041(1)(2)	9,200,000	5,993,674
Standard Chartered PLC:
3.885%, 03/15/2024
(3 Month LIBOR USD + 1.080%)
(Callable 03/15/2023)(1)(2)(3)	17,600,000	17,516,144
3.785%, 05/21/2025
(3 Month LIBOR USD + 1.560%)
(Callable 05/21/2024)(1)(2)(3)	25,225,000	24,351,382
2.819%, 01/30/2026
(3 Month LIBOR USD + 1.209%)
(Callable 01/30/2025)(1)(2)(3)	14,075,000	13,097,096
1.456%, 01/14/2027
(1 Year CMT Rate + 1.000%)
(Callable 01/14/2026)(1)(2)(3)	15,000,000	12,997,710
2.608%, 01/12/2028
(1 Year CMT Rate + 1.180%)
(Callable 01/12/2027)(1)(2)(3)	18,000,000	15,633,824
4.644%, 04/01/2031
(5 Year CMT Rate + 3.850%)
(Callable 04/01/2030)(1)(2)(3)	7,000,000	6,310,236
5.700%, 03/26/2044(1)(2)	14,000,000	12,696,001
State Street Corp.,
2.901%, 03/30/2026 (SOFR + 2.600%)
(Callable 03/30/2025)(3)	12,975,000	12,334,432
Stifel Financial Corp.:
4.250%, 07/18/2024	19,615,000	19,225,620
4.000%, 05/15/2030
(Callable 02/15/2030)	6,325,000	5,501,563
Sumitomo Mitsui Financial Group, Inc.:
2.696%, 07/16/2024(1)	10,400,000	9,977,652
2.448%, 09/27/2024(1)	20,000,000	19,008,714
Synchrony Bank,
5.625%, 08/23/2027
(Callable 07/23/2027)	5,000,000	4,883,245
Synchrony Financial:
4.250%, 08/15/2024
(Callable 05/15/2024)	33,325,000	32,573,735
4.500%, 07/23/2025
(Callable 04/23/2025)	12,795,000	12,281,873
3.950%, 12/01/2027
(Callable 09/01/2027)	43,000,000	38,412,565
Trinity Acquisition PLC:
4.400%, 03/15/2026
(Callable 12/15/2025)	15,776,000	15,319,583
6.125%, 08/15/2043	23,630,000	22,669,463
UBS Group AG:
1.494%, 08/10/2027
(1 Year CMT Rate + 0.850%)
(Callable 08/10/2026)(1)(2)(3)	10,000,000	8,614,541
2.095%, 02/11/2032
(1 Year CMT Rate + 1.000%)
(Callable 02/11/2031)(1)(2)(3)	12,550,000	9,438,315
4.988%, 08/05/2033
(1 Year CMT Rate + 2.400%)
(Callable 08/05/2032)(1)(2)(3)	3,000,000	2,787,063
UBS Group Funding Switzerland AG,
4.125%, 09/24/2025(1)(2)	6,500,000	6,325,612
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	11,847,310
Wells Fargo & Co.:
3.000%, 02/19/2025	5,225,000	5,008,237
2.406%, 10/30/2025 (SOFR + 1.087%)
(Callable 10/30/2024)(3)	2,500,000	2,365,350
2.164%, 02/11/2026
(3 Month LIBOR USD + 0.750%)
(Callable 02/11/2025)(3)	15,000,000	13,978,467

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wells Fargo & Co.: (cont.)
3.000%, 04/22/2026	$4,000,000	$3,742,181
4.808%, 07/25/2028 (SOFR + 1.980%)
(Callable 07/25/2027)(3)	5,500,000	5,370,545
3.068%, 04/30/2041 (SOFR + 2.530%)
(Callable 04/30/2040)(3)	35,000,000	24,994,480
5.013%, 04/04/2051 (SOFR + 4.502%)
(Callable 04/04/2050)(3)	8,000,000	7,096,717
Westpac Banking Corp.:
2.894%, 02/04/2030
(5 Year CMT Rate + 1.350%)
(Callable 02/04/2025)(1)(3)	18,059,000	16,567,316
4.322%, 11/23/2031
(5 Year Mid Swap Rate USD + 2.236%)
(Callable 11/23/2026)(1)(3)	10,000,000	9,423,897
4.110%, 07/24/2034
(5 Year CMT Rate + 2.000%)
(Callable 07/24/2029)(1)(3)	10,000,000	8,588,579
2.668%, 11/15/2035
(5 Year CMT Rate + 1.750%)
(Callable 11/15/2030)(1)(3)	10,000,000	7,444,584
Willis North America, Inc.:
2.950%, 09/15/2029
(Callable 06/15/2029)	10,600,000	8,936,209
5.050%, 09/15/2048
(Callable 03/15/2048)	15,000,000	12,586,481
Total Financials
(Cost $4,772,253,511)		4,268,333,204	19.1%
Total Corporate Bonds
(Cost $12,623,714,663)		11,179,990,715	50.1%
Municipal Bonds
Arizona Industrial Development Authority:
4.950%, 04/01/2026
(Callable 04/01/2024) (Mandatory
Tender Date 04/01/2025)(2)(4)	41,325,000	39,601,599
4.950%, 04/01/2026
(Callable 04/01/2024) (Mandatory
Tender Date 04/01/2025)(4)	15,830,000	15,144,662
Brazos Higher Education Authority, Inc.:
1.931%, 04/01/2024	1,000,000	961,618
1.981%, 04/01/2025	1,000,000	930,633
2.076%, 04/01/2026	1,000,000	903,944
2.176%, 04/01/2027	1,300,000	1,143,255
2.310%, 04/01/2028	1,000,000	859,276
2.410%, 04/01/2029	2,360,000	1,981,995
2.510%, 04/01/2030	1,175,000	965,173
2.760%, 04/01/2040
(Callable 04/01/2030)	125,000	124,634
California Housing Finance Agency,
2.794%, 08/01/2036
(Callable 08/01/2025)	4,305,000	4,120,150
California Qualified School
Bond Joint Powers Authority,
7.155%, 03/01/2027	1,415,000	1,476,934
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,300,138
County of Hamilton OH,
3.756%, 06/01/2042 (Insured by AGM)	25,725,000	19,905,938
County of Riverside CA,
2.667%, 02/15/2025	15,000,000	14,320,557
Great Lakes Water Authority,
2.615%, 07/01/2036 (Insured by AGM)	20,000,000	15,534,380
Illinois International Port District,
5.000%, 01/01/2035
(Callable 01/01/2026)(2)	3,475,000	3,001,362
Iowa Student Loan Liquidity Corp.,
2.989%, 12/01/2039
(Callable 12/01/2029)	1,035,000	1,025,507
Maryland Economic Development Corp.,
3.997%, 04/01/2034
(Callable 01/01/2034)	40,540,000	31,981,382
Massachusetts Educational
Financing Authority:
2.455%, 07/01/2030	8,375,000	6,776,159
2.555%, 07/01/2031	5,000,000	3,962,563
3.775%, 07/01/2035
(Callable 07/01/2029)	4,555,000	4,523,562
Minnesota Housing Finance Agency:
2.680%, 10/01/2046 (Callable
01/01/2026) (Insured by GNMA)	10,759,626	9,575,649
2.650%, 11/01/2046 (Callable
01/01/2026) (Insured by GNMA)	10,724,558	10,204,035
New Hampshire Business
Finance Authority:
3.250%, 04/01/2028
(Callable 01/01/2028)	33,000,000	28,266,995
3.300%, 04/01/2032
(Callable 01/01/2032)	20,000,000	15,210,250
2.872%, 07/01/2035
(Callable 01/01/2035)	17,780,000	12,330,599
New Hampshire Housing
Finance Authority,
3.750%, 07/01/2034
(Callable 07/01/2023)	310,000	309,055
New Jersey Turnpike Authority,
3.223%, 01/01/2035
(Callable 07/01/2025)(2)	40,000,000	34,231,140
North Carolina Housing Finance Agency:
2.870%, 07/01/2032
(Callable 01/01/2024)	1,225,000	1,181,736
2.812%, 07/01/2035
(Callable 01/01/2024)	1,080,000	1,053,215
North East Independent School District,
5.240%, 08/01/2027	3,000,000	3,050,184
Public Finance Authority,
0.000%, 12/15/2027
(Callable 01/30/2023)	12,770,000	9,301,709
Rhode Island Housing &
Mortgage Finance Corp.,
2.913%, 10/01/2039
(Callable 10/01/2023)	245,000	241,270
Rhode Island Student Loan Authority:
2.200%, 12/01/2023	1,400,000	1,364,691
2.400%, 12/01/2024	1,165,000	1,105,637
2.530%, 12/01/2025	2,310,000	2,140,482
2.730%, 12/01/2026	1,490,000	1,354,459
2.875%, 12/01/2027	1,800,000	1,607,770
5.000%, 12/01/2028	1,265,000	1,364,356
5.000%, 12/01/2029	1,295,000	1,414,644
3.625%, 12/01/2037
(Callable 12/01/2030)	4,800,000	4,565,472
Suburban Hospital Healthcare System, Inc.,
7.865%, 02/15/2027
(Insured by AMBAC)	7,660,000	8,103,803

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Three Rivers Local School District,
5.209%, 09/15/2027
(Callable 01/30/2023)
(Insured by SD CRED PROG)	$1,350,000	$1,350,223
Western Michigan University Homer
Stryker MD School of Medicine,
4.750%, 11/15/2028 (Insured by AGM)	12,305,000	12,166,299
Westlake City School District,
5.227%, 12/01/2026
(Callable 01/30/2023)	1,160,000	1,160,447
Total Municipal Bonds
(Cost $387,614,877)		333,199,541	1.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1993-32, Class H,
6.000%, 03/25/2023	75	75
Series 1993-58, Class H,
5.500%, 04/25/2023	614	613
Federal Gold Loan
Mortgage Corp. (FGLMC):
6.500%, 12/01/2028	5,226	5,366
6.500%, 06/01/2029	2,129	2,186
3.000%, 07/01/2032	4,373,921	4,123,092
3.000%, 10/01/2032	3,291,997	3,103,189
3.000%, 11/01/2032	5,207,999	4,909,279
3.000%, 12/01/2032	5,179,467	4,882,321
3.000%, 01/01/2033	2,455,711	2,314,833
3.500%, 01/01/2034	9,046,751	8,782,388
3.000%, 05/01/2035	6,655,903	6,191,195
3.000%, 10/01/2035	5,738,639	5,337,833
2.500%, 01/01/2036	35,529,390	32,772,445
5.000%, 03/01/2036	1,974,781	2,020,652
5.500%, 04/01/2037	47,017	48,844
5.500%, 04/01/2038	26,522	27,551
5.500%, 05/01/2038	44,025	45,736
5.500%, 01/01/2039	7,611,662	7,863,492
4.500%, 11/01/2039	224,485	222,930
4.500%, 11/01/2039	741,785	736,935
4.500%, 08/01/2040	754,081	749,150
4.500%, 08/01/2040	983,862	977,428
4.000%, 10/01/2040	8,331,676	8,020,416
4.000%, 01/01/2041	5,012,701	4,825,306
2.000%, 11/01/2041	40,050,227	33,585,507
2.000%, 12/01/2041	111,298,645	93,982,739
2.500%, 02/01/2042	17,862,115	15,633,468
2.500%, 03/01/2042	23,548,487	20,511,868
3.500%, 06/01/2042	2,036,910	1,911,572
3.500%, 07/01/2042	7,634,293	7,164,502
3.500%, 07/01/2042	11,451,557	10,746,868
3.000%, 08/01/2042	7,033,252	6,416,929
3.500%, 09/01/2042	4,468,519	4,193,533
3.000%, 11/01/2042	24,891,474	22,710,257
3.500%, 12/01/2042	7,507,452	7,045,300
3.000%, 01/01/2043	13,105,343	11,956,688
3.000%, 02/01/2043	2,530,526	2,308,726
3.500%, 02/01/2043	9,361,736	8,785,723
3.000%, 03/01/2043	8,430,278	7,691,384
3.000%, 04/01/2043	6,370,742	5,812,336
3.000%, 04/01/2043	5,372,564	4,901,639
3.000%, 06/01/2043	4,443,808	4,054,270
3.000%, 07/01/2043	18,058,152	16,475,201
3.000%, 08/01/2043	10,239,775	9,342,149
4.500%, 12/01/2043	4,265,715	4,237,841
3.500%, 05/01/2044	18,677,230	17,516,212
3.500%, 08/01/2044	12,437,326	11,668,096
4.000%, 09/01/2044	3,516,606	3,339,359
4.000%, 10/01/2044	6,697,198	6,430,083
3.500%, 01/01/2045	10,295,529	9,659,824
4.000%, 02/01/2045	4,062,407	3,900,361
3.500%, 07/01/2045	8,544,665	8,009,126
3.000%, 10/01/2045	13,528,040	12,342,503
4.000%, 10/01/2045	5,662,963	5,406,460
3.500%, 12/01/2045	3,317,803	3,090,879
4.000%, 12/01/2045	2,368,369	2,273,883
3.000%, 01/01/2046	48,382,877	43,800,209
3.500%, 01/01/2046	18,792,219	17,515,184
4.000%, 02/01/2046	3,007,324	2,855,741
4.000%, 02/01/2046	8,808,733	8,470,172
3.500%, 03/01/2046	2,775,894	2,588,411
4.000%, 05/01/2046	259,793	249,376
4.000%, 08/01/2046	4,683,913	4,497,150
3.000%, 10/01/2046	44,435,900	40,064,891
3.000%, 10/01/2046	30,823,392	27,681,388
4.500%, 11/01/2046	28,353,054	28,167,821
4.000%, 01/01/2047	18,323,722	17,599,983
3.000%, 02/01/2047	18,429,179	16,532,910
3.000%, 05/01/2047	34,484,537	30,979,084
3.500%, 07/01/2047	36,462,521	34,022,415
3.500%, 08/01/2047	24,106,289	22,412,619
3.500%, 08/01/2047	9,050,924	8,445,086
3.500%, 03/01/2048	42,178,315	39,057,982
4.000%, 06/01/2048	29,920,479	28,946,936
4.000%, 08/01/2048	9,205,307	8,798,219
3.000%, 02/01/2049	31,784,244	28,621,528
4.000%, 05/01/2050	53,980,931	51,709,517
2.500%, 02/01/2051	107,628,827	93,383,373
2.500%, 02/01/2051	62,626,340	54,012,460
2.000%, 05/01/2051	75,087,426	61,947,579
2.500%, 05/01/2051	25,946,137	22,316,928
2.000%, 08/01/2051	16,049,928	13,270,913
2.000%, 09/01/2051	88,376,300	72,184,533
2.500%, 11/01/2051	104,386,769	89,914,391
3.000%, 03/01/2052	87,696,038	78,004,944
3.000%, 08/01/2052	56,580,038	50,378,845
Federal National Mortgage
Association (FNMA):
5.000%, 05/01/2028	12,698	12,774
6.500%, 09/01/2028	3,963	4,103
6.500%, 02/01/2029	8,438	8,736
4.500%, 07/01/2030	1,442,781	1,433,109
3.500%, 01/01/2032	16,014,895	15,529,666
5.500%, 01/01/2032	3,695	3,783
3.000%, 11/01/2032	3,276,522	3,087,091
3.000%, 04/01/2033	5,712,092	5,378,190
3.000%, 05/01/2033	5,708,868	5,361,053
5.000%, 09/01/2033	4,499,132	4,598,336
4.500%, 10/01/2033	9,101,538	8,981,600
4.000%, 01/01/2034	4,922,161	4,769,730
5.500%, 04/01/2034	303,896	309,093
4.000%, 09/01/2034	6,783,885	6,540,406
5.500%, 09/01/2034	13,725	14,172
5.000%, 02/01/2035	6,938,843	7,091,881
5.000%, 02/01/2035	5,101,718	5,214,218
5.500%, 02/01/2035	11,903	12,305

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage
Association (FNMA): (cont.)
5.000%, 04/01/2035	$500,839	$511,894
5.000%, 07/01/2035	1,518,058	1,551,553
2.500%, 01/01/2036	56,288,296	51,707,390
5.000%, 02/01/2036	899,633	917,840
5.000%, 03/01/2036	413,340	422,469
4.000%, 04/01/2036	3,006,372	2,898,373
5.500%, 04/01/2036	1,356,070	1,405,096
2.000%, 06/01/2036	43,906,164	39,216,362
2.000%, 09/01/2036	19,605,708	17,509,019
4.000%, 10/01/2036	4,862,754	4,712,333
4.000%, 05/01/2037	20,180,754	19,455,491
3.500%, 08/01/2037	11,882,344	11,374,756
2.500%, 04/01/2038	24,128,191	21,738,742
6.000%, 05/01/2038	2,222,968	2,320,175
4.500%, 04/01/2039	7,348,519	7,371,640
4.000%, 06/01/2039	4,338,647	4,172,181
5.000%, 06/01/2039	6,545,862	6,661,995
4.500%, 01/01/2040	1,464,451	1,446,492
4.500%, 01/01/2040	3,319,487	3,293,640
5.000%, 06/01/2040	4,682,404	4,732,964
4.000%, 08/01/2040	339,571	326,518
4.500%, 08/01/2040	4,341,073	4,307,838
4.500%, 08/01/2040	1,550,766	1,538,893
4.000%, 10/01/2040	582,589	560,192
4.000%, 11/01/2040	6,638,200	6,382,844
4.000%, 12/01/2040	1,983,548	1,922,879
3.500%, 01/01/2041	696,091	652,550
4.000%, 01/01/2041	1,372,050	1,319,303
3.500%, 02/01/2041	779,002	730,127
4.000%, 02/01/2041	134,496	127,580
4.500%, 02/01/2041	22,637,218	22,465,744
4.000%, 03/01/2041	2,593,941	2,494,154
4.500%, 07/01/2041	1,974,238	1,953,449
3.500%, 09/01/2041	11,027,832	10,338,165
4.000%, 09/01/2041	947,450	911,019
1.500%, 11/01/2041	26,874,704	22,025,109
3.500%, 12/01/2041	996,303	933,933
4.000%, 12/01/2041	4,612,729	4,435,359
2.000%, 01/01/2042	93,316,943	78,798,111
4.000%, 01/01/2042	9,123,762	8,772,896
4.500%, 01/01/2042	4,280,397	4,247,616
4.000%, 02/01/2042	9,438,626	9,075,652
1.500%, 03/01/2042	9,614,361	7,712,754
3.000%, 04/01/2042	27,433,982	24,760,454
3.000%, 05/01/2042	1,249,205	1,138,421
3.500%, 05/01/2042	6,603,299	6,190,172
3.500%, 06/01/2042	2,363,268	2,215,305
3.500%, 07/01/2042	52,215,567	48,946,784
3.500%, 08/01/2042	4,115,609	3,858,107
3.500%, 09/01/2042	6,590,839	6,178,154
3.000%, 10/01/2042	10,388,499	9,467,134
3.000%, 03/01/2043	2,740,740	2,495,813
3.000%, 04/01/2043	1,011,324	921,614
3.000%, 05/01/2043	10,035,877	9,145,632
3.000%, 05/01/2043	3,908,671	3,561,925
3.500%, 05/01/2043	8,843,647	8,282,928
3.000%, 06/01/2043	11,277,634	10,277,326
3.500%, 06/01/2043	4,879,539	4,576,889
3.000%, 07/01/2043	8,935,439	8,098,525
4.000%, 07/01/2043	12,173,009	11,704,851
3.000%, 08/01/2043	3,278,502	2,987,681
3.500%, 08/01/2043	4,335,961	4,055,754
3.500%, 09/01/2043	13,500,563	12,641,200
4.500%, 09/01/2043	5,918,859	5,844,297
4.000%, 01/01/2045	4,829,364	4,631,574
4.000%, 02/01/2045	2,591,360	2,491,716
4.000%, 02/01/2045	1,184,066	1,135,577
4.000%, 02/01/2045	4,660,344	4,481,120
4.000%, 02/01/2045	9,411,307	9,025,868
4.000%, 03/01/2045	3,913,585	3,753,298
3.500%, 12/01/2045	4,940,470	4,595,524
4.000%, 12/01/2045	17,954,365	17,218,882
4.000%, 12/01/2045	10,001,095	9,712,136
4.500%, 02/01/2046	11,203,263	11,117,474
4.000%, 04/01/2046	18,559,509	17,848,259
4.500%, 08/01/2046	9,766,275	9,603,916
3.000%, 10/01/2046	13,719,316	12,311,911
3.500%, 11/01/2046	5,466,097	5,092,376
4.000%, 03/01/2047	12,188,037	11,693,489
3.500%, 04/01/2047	22,623,247	21,008,192
4.000%, 11/01/2047	3,710,652	3,552,001
4.000%, 12/01/2047	18,938,938	18,110,276
3.000%, 01/01/2048	14,326,776	12,834,831
3.500%, 05/01/2048	34,361,399	31,904,922
5.000%, 11/01/2048	13,037,828	13,134,183
4.000%, 05/01/2049	13,669,369	13,228,107
4.000%, 09/01/2049	2,575,139	2,451,173
3.500%, 11/01/2049	51,065,751	47,564,744
4.500%, 03/01/2050	40,626,382	39,856,658
3.000%, 05/01/2050	93,117,120	83,506,323
2.500%, 06/01/2050	13,247,186	11,344,898
2.500%, 09/01/2050	59,090,625	50,885,592
3.000%, 09/01/2050	8,942,352	7,953,205
2.500%, 12/01/2050	21,910,298	18,763,911
2.500%, 12/01/2050	70,082,277	60,136,920
3.000%, 12/01/2050	43,214,591	38,547,851
2.500%, 01/01/2051	43,987,024	37,856,609
3.000%, 02/01/2051	45,411,143	40,603,843
2.000%, 08/01/2051	10,920,571	9,014,365
2.500%, 08/01/2051	39,993,663	34,408,116
2.500%, 09/01/2051	93,217,056	79,569,524
3.000%, 10/01/2051	36,127,677	32,169,399
2.000%, 11/01/2051	23,622,437	19,480,953
2.500%, 11/01/2051	50,136,395	42,812,318
2.500%, 11/01/2051	35,498,413	30,274,414
3.000%, 11/01/2051	68,759,464	61,225,729
2.000%, 12/01/2051	20,212,242	16,750,038
2.500%, 12/01/2051	85,755,979	73,134,642
2.500%, 12/01/2051	83,644,954	71,652,176
2.500%, 12/01/2051	125,852,064	106,973,833
2.500%, 12/01/2051	66,141,584	56,485,368
2.500%, 01/01/2052	116,801,346	99,284,391
5.000%, 07/01/2052	88,701,131	87,626,016
Government National Mortgage
Association (GNMA):
6.000%, 12/20/2028	6,614	6,732
6.500%, 01/20/2029	3,540	3,615
6.000%, 11/20/2033	5,501	5,763
5.000%, 07/20/2040	229,268	232,524
4.000%, 01/20/2041	3,514,495	3,386,535
4.000%, 08/20/2041	2,069,908	2,002,459
3.500%, 10/20/2041	4,045,517	3,817,326
4.000%, 12/20/2041	2,842,571	2,749,892
4.000%, 02/20/2042	5,292,902	5,154,774
4.000%, 06/20/2042	4,658,527	4,536,787

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Government National Mortgage
Association (GNMA): (cont.)
3.500%, 09/20/2042	$3,066,581	$2,895,187
4.000%, 09/20/2044	14,473,616	13,947,301
3.000%, 04/20/2045	4,361,670	3,987,739
3.500%, 04/20/2045	5,983,577	5,600,426
4.000%, 05/20/2045	5,851,716	5,636,345
3.500%, 06/20/2045	6,052,510	5,652,705
3.500%, 10/20/2045	19,917,552	18,601,454
3.500%, 01/20/2046	15,163,181	14,195,350
4.500%, 01/20/2046	5,758,376	5,777,675
4.000%, 04/20/2046	6,997,297	6,693,299
3.500%, 05/20/2046(6)	26,065,796	24,370,118
4.000%, 05/20/2046	2,585,569	2,490,396
3.000%, 08/20/2046	12,400,328	11,228,658
4.500%, 06/20/2047	6,771,304	6,645,342
4.500%, 07/20/2047	4,583,344	4,521,968
4.500%, 09/20/2047(6)	23,395,369	23,120,438
3.000%, 10/20/2047	73,038,244	65,902,900
3.000%, 11/20/2047	59,468,427	53,876,669
3.500%, 02/20/2048	69,693,333	65,093,033
3.500%, 02/20/2048	21,964,653	20,058,818
5.000%, 02/20/2049	26,873,084	26,799,254
2.500%, 07/20/2051	43,620,704	37,311,390
Seasoned Credit Risk Transfer Trust:
Series 2019-4, Class MA, 3.000%,
02/25/2059 (Callable 06/25/2043)	33,406,391	30,980,649
Series 2020-3, Class MT, 2.000%,
05/25/2060 (Callable 09/25/2042)	28,313,160	23,454,384
Total U.S. Government Agency Issues
(Cost $4,516,108,640)		4,130,207,977	18.5%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2006-43CB, Class 2A1, 6.000%,
02/25/2023 (Callable 01/25/2023)(6)	7,844	7,800
Series 2005-3CB, Class 2A1, 5.000%,
06/25/2023 (Callable 01/25/2023)(6)	67,125	61,579
Series 2005-11CB, Class 2A6, 5.500%,
06/25/2025 (Callable 01/25/2023)(6)	3,256,196	2,638,832
Series 2004-18CB, Class 1A1, 6.000%,
09/25/2034 (Callable 01/25/2023)	1,097,476	1,059,732
Series 2005-6CB, Class 1A4, 5.500%,
04/25/2035 (Callable 01/25/2023)(6)	7,526,538	6,387,067
Series 2005-29CB, Class A1, 5.500%,
07/25/2035 (Callable 01/25/2023)	1,260,075	794,111
Series 2005-49CB, Class A5, 5.500%,
11/25/2035 (Callable 01/25/2023)(6)	1,338,457	914,063
Series 2005-73CB, Class 1A7, 5.500%,
01/25/2036 (Callable 01/25/2023)(6)	202,393	186,117
Series 2005-85CB, Class 2A2, 5.500%,
02/25/2036 (Callable 01/25/2023)(6)	1,807,571	1,423,610
Series 2006-28CB, Class A17, 6.000%,
10/25/2036 (Callable 01/25/2023)(6)	349,779	187,471
Arroyo Mortgage Trust:
Series 2019-3, Class A1, 2.962%,
10/25/2048 (Callable 01/25/2023)(2)(4)	10,802,636	9,874,699
Series 2022-1, Class A1B, 3.269%,
12/25/2056 (Callable 01/25/2025)(2)(7)	11,500,000	10,193,613
Asset Backed Securities Corp.
Home Equity Loan Trust,
Series 2006-HE2, Class A1, 4.769%,
03/25/2036 (1 Month LIBOR USD +
0.380%) (Callable 01/25/2023)(3)	3,878,183	3,776,170
Banc of America Alternative Loan Trust:
Series 2007-1, Class 1A1, 3.921%,
04/25/2023 (Callable 01/25/2023)(4)	73,164	62,348
Series 2004-6, Class 4A1, 5.000%,
06/25/2023 (Callable 01/25/2023)	225,900	180,450
Series 2003-8, Class 1CB1, 5.500%,
10/25/2033 (Callable 01/25/2023)	901,565	853,831
Series 2006-5, Class CB7, 6.000%,
06/25/2046 (Callable 01/25/2023)(6)	106,266	91,989
Banc of America Funding Trust,
Series 2007-C, Class 1A3, 3.473%,
05/20/2036 (Callable 01/20/2023)(4)(6)	924,380	865,976
Bayview Financial Trust,
Series 2007-B, Class 1A2, 7.331%,
08/28/2037 (Callable 01/28/2023)(7)	60,053	50,287
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 5.230%,
10/25/2035
(1 Year CMT Rate + 2.300%)
(Callable 01/25/2023)(3)	233,304	215,762
BRAVO Residential Funding Trust,
Series 2020-RPL2, Class A1, 2.000%,
05/25/2059 (Callable 12/25/2047)(2)(4)	30,179,157	27,017,764
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 3.643%,
01/25/2036 (Callable 01/25/2023)(4)	395,436	344,212
Series 2006-A1, Class 2A3, 3.989%,
09/25/2036 (Callable 01/25/2023)(4)(6)	306,191	262,164
Series 2007-A1, Class 3A1, 3.370%,
02/25/2037 (Callable 12/25/2029)(4)	1,480,529	1,371,255
Series 2007-A1, Class 2A3, 3.645%,
02/25/2037 (Callable 12/25/2029)(4)	483,754	441,332
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%,
04/25/2035 (Callable 01/25/2023)	222,358	169,464
CIM Trust,
Series 2022-R1, Class A1, 3.000%,
01/25/2061 (Callable 02/25/2027)(2)(4)	21,293,790	19,093,432
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%,
06/25/2036 (Callable 01/25/2023)	2,300,318	2,008,065
Series 2007-2, Class 1A3, 6.000%,
02/25/2037 (Callable 01/25/2023)(6)	733,325	596,086
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A6, 6.202%,
03/25/2037 (Callable 01/25/2023)(7)	410	406
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1, 2.659%,
02/25/2058 (Callable 09/25/2037)(2)(4)	11,795,537	11,308,022
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 3.150%,
10/25/2035
(1 Year CMT Rate + 2.400%)
(Callable 01/25/2023)(3)	3,290,509	3,153,506
Series 2005-9, Class 22A2, 6.000%,
10/25/2035 (Callable 01/25/2023)(6)	1,202,840	1,164,287
Series 2005-9, Class 2A2, 5.500%,
11/25/2035 (Callable 01/25/2023)	20,685	15,273
Countrywide Asset-Backed Certificates:
Series 2005-10, Class AF6, 4.915%,
12/25/2035 (Callable 01/25/2023)(4)	10,221	9,939
Series 2006-10, Class 1AF3, 5.971%,
12/25/2035 (Callable 01/25/2023)(4)(6)	102,520	101,808
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Credit Suisse First Boston
Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%,
06/25/2023 (Callable 01/25/2023)	$11,866	$11,237
Credit-Based Asset Servicing
& Securitization LLC,
Series 2007-CB4, Class A1A, 4.479%,
04/25/2037 (1 Month LIBOR USD +
0.090%) (Callable 09/25/2025)(3)	893,430	852,114
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%,
08/25/2036 (Callable 01/25/2023)(4)	60,660	61,373
Deutsche Alt-A Securities, Inc.
Mortgage Loan Trust:
Series 2005-1, Class 1A1, 4.889%,
02/25/2035 (1 Month LIBOR USD +
0.500%) (Callable 01/25/2023)(3)	2,717,204	2,547,233
Series 2005-2, Class 1A7, 5.159%,
04/25/2035 (Callable 01/25/2023)(4)	4,678,463	4,313,950
First Franklin Mortgage Loan Trust,
Series 2006-FF6, Class A4, 4.889%,
04/25/2036 (1 Month LIBOR USD +
0.500%) (Callable 01/25/2023)(3)	9,264,568	9,026,238
First Horizon Alternative
Mortgage Securities Trust:
Series 2004-AA1, Class A1, 4.538%,
06/25/2034 (Callable 01/25/2023)(4)	2,171,521	2,012,279
Series 2005-AA2, Class 2A1, 3.939%,
04/25/2035 (Callable 01/25/2023)(4)	946,988	917,222
Series 2006-FA6, Class 3A1, 5.750%,
11/25/2036 (Callable 01/25/2023)	2,587	1,932
FirstKey Homes Trust:
Series 2022-SFR3, Class A,
4.250%, 07/19/2038(2)	70,700,000	66,771,866
Series 2021-SFR1, Class A,
1.538%, 08/19/2038(2)	98,184,759	85,249,103
Series 2021-SFR2, Class A,
1.376%, 09/17/2038(2)	38,563,822	32,985,627
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%,
04/25/2029 (Callable 01/25/2023)	12	12
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%,
10/25/2057 (Callable 09/25/2034)(2)	25,121,587	24,037,186
GSAA Home Equity Trust,
Series 2005-14, Class 1A1, 4.889%,
12/25/2035 (1 Month LIBOR USD +
0.500%)(Callable 01/25/2023)(3)	5,260,145	5,029,852
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1,
5.500%, 05/25/2023	20,368	19,021
Series 2005-3F, Class 2A4, 6.000%,
03/25/2035 (Callable 12/25/2034)	1,293,549	1,096,033
Series 2005-AR2, Class 2A1, 2.954%,
04/25/2035 (Callable 01/25/2023)(4)	1,366,904	1,226,806
Home Equity Asset Trust,
Series 2004-7, Class A1, 5.109%,
01/25/2035 (1 Month LIBOR USD +
0.720%)(Callable 01/25/2023)(3)	9,921,381	9,505,028
Home Partners of America Trust,
Series 2021-2, Class A,
1.901%, 12/17/2038(2)	80,863,465	69,930,846
J.P. Morgan Alternative Loan Trust:
Series 2006-A1, Class 2A1, 3.507%,
03/25/2036 (Callable 07/25/2023)(4)	39,565	37,077
Series 2007-S1, Class A1, 4.949%,
06/25/2037 (1 Month LIBOR USD +
0.560%) (Callable 01/25/2023)(3)	2,494,332	2,358,406
J.P. Morgan Mortgage Trust:
Series 2005-A8, Class 2A3, 3.879%,
11/25/2035 (Callable 01/25/2023)(4)	2,410,207	2,088,693
Series 2006-A2, Class 3A3, 2.783%,
04/25/2036 (Callable 01/25/2023)(4)	655,641	550,959
Series 2006-A2, Class 2A1, 3.051%,
04/25/2036 (Callable 01/25/2023)(4)	561,451	477,550
Series 2006-A7, Class 2A2, 3.848%,
01/25/2037 (Callable 01/25/2023)(4)(6)	936,627	721,991
Series 2006-A7, Class 2A4R, 3.848%,
01/25/2037 (Callable 01/25/2023)(4)(6)	957,987	738,457
Series 2007-A2, Class 2A3, 3.480%,
04/25/2037 (Callable 01/25/2023)(4)	1,814,415	1,331,705
Series 2007-A4, Class 2A3, 3.464%,
06/25/2037 (Callable 01/25/2023)(4)(6)	2,140,309	1,681,590
MASTR Alternative Loan Trust:
Series 2004-2, Class 2A1, 6.000%,
02/25/2034 (Callable 01/25/2023)	1,144,240	1,088,098
Series 2004-8, Class 2A1, 6.000%,
09/25/2034 (Callable 01/25/2023)	758,277	717,296
Series 2005-6, Class 1A5, 5.500%,
12/25/2035 (Callable 01/25/2023)(6)	1,257,698	892,941
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1B, 5.009%,
12/25/2029 (1 Month LIBOR USD +
0.620%) (Callable 01/25/2023)(3)	2,778,083	2,607,608
Series 2005-A5, Class A3, 3.484%,
06/25/2035 (Callable 01/25/2023)(4)	837,810	770,534
Mill City Mortgage Loan Trust:
Series 2018-2, Class A1, 3.500%,
05/25/2058 (Callable 07/25/2030)(2)(4)	6,241,672	6,116,893
Series 2018-3, Class A1, 3.500%,
08/25/2058 (Callable 01/25/2032)(2)(4)	6,719,517	6,417,056
Series 2019-1, Class A1, 3.250%,
10/25/2069 (Callable 09/25/2032)(2)(4)	16,746,735	15,759,602
MortgageIT Trust:
Series 2005-4, Class A1, 4.949%,
10/25/2035 (1 Month LIBOR USD +
0.560%) (Callable 01/25/2023)(3)	1,118,288	1,035,775
Series 2005-5, Class A1, 4.909%,
12/25/2035 (1 Month LIBOR USD +
0.520%) (Callable 01/25/2023)(3)	1,333,550	1,251,765
New Residential Mortgage Loan Trust:
Series 2016-1A, Class A1, 3.750%,
03/25/2056 (Callable 04/25/2030)(2)(4)	5,655,490	5,192,720
Series 2017-1A, Class A1, 4.000%,
02/25/2057 (Callable 12/25/2030)(2)(4)	11,722,098	11,028,592
Series 2017-3A, Class A1, 4.000%,
04/25/2057 (Callable 02/25/2032)(2)(4)	9,688,749	9,155,318
Series 2017-6A, Class A1, 4.000%,
08/25/2057 (Callable 08/25/2033)(2)(4)	12,375,164	11,576,163
Series 2018-1A, Class A1A, 4.000%,
12/25/2057 (Callable 07/25/2032)(2)(4)	6,468,855	6,071,155
Series 2019-RPL2, Class A1, 3.250%,
02/25/2059 (Callable 06/25/2035)(2)(4)	14,401,313	13,532,281
Series 2022-NQM2, Class A1, 3.079%,
03/25/2062 (Callable 02/25/2024)(2)(4)	27,492,531	24,488,972
OBX Trust:
Series 2022-NQM3, Class A1, 3.381%,
01/25/2062 (Callable 03/25/2025)(2)(4)	36,833,572	33,787,052

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
OBX Trust: (cont.)
Series 2022-NQM5, Class A1,
4.310%, 05/25/2062
(Callable 05/25/2025)(2)(7)	$69,126,042	$65,298,519
RALI Series Trust:
Series 2004-QS13, Class CB, 5.000%,
06/25/2023 (Callable 01/25/2023)	3,495	3,486
Series 2005-QS5, Class A1, 4.789%,
04/25/2035 (1 Month LIBOR USD +
0.400%) (Callable 01/25/2023)(3)(6)	1,078,086	837,232
Series 2005-QA7, Class A22, 3.839%,
07/25/2035 (Callable 01/25/2023)(4)	914,858	811,078
Series 2005-QS11, Class A2, 4.889%,
07/25/2035 (1 Month LIBOR USD +
0.500%) (Callable 01/25/2023)(3)(6)	2,182,953	1,591,053
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%,
05/25/2035 (Callable 01/25/2023)(7)	3,422	3,370
Series 2005-2, Class AF6, 4.781%,
08/25/2035 (Callable 02/25/2023)(7)	287,151	269,948
Series 2006-2, Class AF3, 5.797%,
08/25/2036 (Callable 05/25/2028)(7)	14,782,419	5,868,928
Series 2006-3, Class AF2, 5.580%,
11/25/2036 (Callable 10/25/2027)(7)	9,847,275	3,606,660
Series 2007-1, Class AF3, 5.612%,
04/25/2037 (Callable 04/25/2029)(7)	278,136	82,082
Series 2007-2, Class AF2, 5.675%,
06/25/2037 (Callable 05/25/2030)(7)	1,435,659	432,467
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.486%,
04/25/2065 (Callable 07/25/2023)(2)(4)	3,879,023	3,551,041
Structured Asset Securities Corp.,
Series 2003-31A, Class 2A7, 4.176%,
10/25/2033 (Callable 01/25/2023)(4)	634,595	607,561
Towd Point Mortgage Trust:
Series 2017-1, Class A1, 2.750%,
10/25/2056 (Callable 10/25/2028)(2)(4)	390,949	384,374
Series 2017-6, Class A1, 2.750%,
10/25/2057 (Callable 11/25/2027)(2)(4)	10,265,812	9,792,492
Series 2019-1, Class A1, 3.722%,
03/25/2058 (Callable 05/25/2028)(2)(4)	6,158,528	5,801,378
Series 2018-6, Class A1A, 3.750%,
03/25/2058 (Callable 08/25/2028)(2)(4)	6,901,783	6,699,762
Series 2018-4, Class A1, 3.000%,
06/25/2058 (Callable 07/25/2030)(2)(4)	22,295,022	20,354,078
Series 2019-4, Class A1, 2.900%,
10/25/2059 (Callable 04/25/2031)(2)(4)	44,276,661	41,147,886
Series 2020-2, Class A1A, 1.636%,
04/25/2060 (Callable 08/25/2030)(2)(4)	27,975,188	24,632,746
Series 2020-4, Class A1, 1.750%,
10/25/2060 (Callable 08/25/2029)(2)	71,906,215	63,585,789
Series 2022-2, Class A1, 3.750%,
07/25/2062 (Callable 07/25/2028)(2)(4)	117,470,935	109,503,763
Series 2022-3, Class A1, 3.750%,
08/25/2062 (Callable 12/25/2027)(2)(4)	116,680,867	109,413,131
WaMu Mortgage Pass-Through
Certificates Trust:
Series 2004-CB3, Class 1A, 6.000%,
10/25/2034 (Callable 01/25/2023)	603,194	584,721
Series 2004-CB3, Class 2A, 6.500%,
10/25/2034 (Callable 01/25/2023)	1,366,468	1,301,307
Series 2005-3, Class 1CB3, 4.466%,
05/25/2035 (1 Month LIBOR USD +
0.450%) (Callable 01/25/2023)(3)(6)	3,162,312	2,680,813
Series 2005-6, Class 2A4,
5.500%, 08/25/2035
(Callable 01/25/2023)(6)	2,642,450	2,211,558
Series 2007-HY3, Class 4A1, 3.293%,
08/25/2036 (Callable 01/25/2023)(4)	5,625,925	5,051,458
Series 2006-AR10, Class 1A1, 3.738%,
09/25/2036 (Callable 01/25/2023)(4)(6)	509,299	457,215
Wells Fargo Mortgage
Backed Securities Trust:
Series 2006-AR14, Class 2A3, 4.511%,
10/25/2036 (Callable 01/25/2023)(4)(6)	882,936	759,152
Series 2007-7, Class A49, 6.000%,
06/25/2037 (Callable 01/25/2023)(6)	1,147,413	947,106
Total Non-U.S. Government
Agency Issues
(Cost $1,175,004,078)		1,072,225,883	4.8%
Total Residential
Mortgage-Backed Securities
(Cost $5,691,112,718)		5,202,433,860	23.3%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2017-M4, Class A2,
2.555%, 12/25/2026(4)	21,701,725	20,070,667
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K061, Class A2,
3.347%, 11/25/2026(4)	57,540,000	55,118,147
Series K063, Class A2,
3.430%, 01/25/2027(4)	16,715,490	16,064,726
Series K064, Class A2,
3.224%, 03/25/2027	9,810,250	9,348,372
Series K065, Class A2,
3.243%, 04/25/2027	54,115,000	51,556,053
Series K066, Class A2,
3.117%, 06/25/2027	16,491,658	15,621,241
Series K067, Class A2,
3.194%, 07/25/2027	9,015,000	8,557,993
Series K068, Class A2,
3.244%, 08/25/2027	71,580,000	68,072,072
Series K072, Class A2,
3.444%, 12/25/2027	12,000,000	11,494,470
Series K074, Class A2,
3.600%, 01/25/2028	40,495,000	39,043,185
Series K077, Class A2,
3.850%, 05/25/2028(4)	46,199,000	44,968,485
Series K079, Class A2,
3.926%, 06/25/2028	63,251,000	61,709,162
Series K080, Class A2,
3.926%, 07/25/2028(4)	34,095,000	33,240,600
Series K122, Class A2,
1.521%, 11/25/2030	23,000,000	18,496,786
Series K153, Class A3,
3.117%, 10/25/2031(4)	15,655,000	14,142,915
Series K158, Class A3,
3.900%, 10/25/2033(4)	18,777,000	17,535,142
Series K-1517, Class A2,
1.716%, 07/25/2034	1,000,000	728,849
Total U.S. Government Agency Issues
(Cost $519,639,780)		485,768,865	2.2%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%,
05/17/2050 (Callable 04/15/2027)	$30,037,000	$28,041,041
Series 2017-BNK8, Class A4, 3.488%,
11/17/2050 (Callable 11/15/2027)	69,721,751	64,381,281
Series 2017-BNK9, Class A4, 3.538%,
11/17/2054 (Callable 12/15/2029)	32,737,000	30,348,348
Series 2022-BNK44, Class A5, 5.746%,
11/18/2055 (Callable 11/15/2032)(4)	69,300,000	72,390,648
Series 2017-BNK5, Class A5, 3.390%,
06/17/2060 (Callable 07/15/2027)	2,070,000	1,912,288
Series 2018-BN10, Class A5, 3.688%,
02/17/2061 (Callable 02/15/2028)	6,400,000	5,971,234
Series 2021-BN33, Class A5, 2.556%,
05/16/2064 (Callable 05/15/2031)	53,919,000	44,712,412
BBCMS Mortgage Trust,
Series 2018-C2, Class A5, 4.314%,
12/15/2051 (Callable 12/15/2028)	14,445,000	13,778,749
Benchmark Mortgage Trust:
Series 2020-B19, Class A5, 1.850%,
09/17/2053 (Callable 10/15/2030)	40,850,000	32,839,135
Series 2020-B21, Class A5, 1.978%,
12/17/2053 (Callable 12/15/2030)	46,400,000	37,112,455
Series 2021-B24, Class A5, 2.584%,
03/17/2054 (Callable 03/15/2031)	29,000,000	24,145,609
BMO Mortgage Trust,
Series 2022-C1, Class A5,
3.374%, 02/18/2055(4)	31,900,000	27,769,444
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class A5, 3.137%,
02/10/2048 (Callable 01/10/2025)	50,189,111	47,727,676
Series 2015-GC29, Class A4, 3.192%,
04/10/2048 (Callable 04/10/2025)	25,065,000	23,701,146
Series 2016-C2, Class A4, 2.832%,
08/12/2049 (Callable 08/10/2026)	33,387,000	30,399,485
Series 2017-P8, Class A4, 3.465%,
09/16/2050 (Callable 09/15/2027)	29,775,000	27,471,606
Series 2019-GC43, Class A4, 3.038%,
11/13/2052 (Callable 11/10/2029)	7,350,000	6,415,510
COMM Mortgage Trust:
Series 2014-CR18, Class A4, 3.550%,
07/17/2047 (Callable 07/15/2024)	4,732,527	4,583,027
Series 2014-CR19, Class A5, 3.796%,
08/12/2047 (Callable 08/10/2024)	33,800,000	32,695,964
Series 2014-CR20, Class ASB, 3.305%,
11/13/2047 (Callable 01/10/2029)	10,790,233	10,585,819
Series 2015-LC19, Class A4, 3.183%,
02/10/2048 (Callable 01/10/2027)	27,105,399	25,834,977
Series 2015-DC1, Class A5, 3.350%,
02/12/2048 (Callable 02/10/2025)	23,390,000	22,277,588
CSAIL Commercial Mortgage Trust,
Series 2018-C14, Class A4, 4.422%,
11/17/2051 (Callable 11/15/2028)(4)	14,929,000	14,125,724
DBJPM Mortgage Trust,
Series 2020-C9, Class A5, 1.926%,
08/15/2053 (Callable 09/15/2030)	31,100,000	25,234,826
GS Mortgage Securities Trust:
Series 2014-GC20, Class AAB, 3.655%,
04/12/2047 (Callable 04/10/2024)	5,462,164	5,382,868
Series 2014-GC20, Class A5, 3.998%,
04/12/2047 (Callable 04/10/2024)	9,959,000	9,732,018
Series 2019-GC42, Class A4, 3.001%,
09/12/2052 (Callable 09/10/2029)	16,285,000	14,023,268
JPMBB Commercial
Mortgage Securities Trust:
Series 2013-C15, Class A4, 4.096%,
11/17/2045 (Callable 10/15/2023)	4,843,636	4,803,652
Series 2013-C17, Class A3, 3.928%,
01/17/2047 (Callable 01/15/2024)	5,390,525	5,286,404
Series 2014-C24, Class ASB, 3.368%,
11/18/2047 (Callable 10/15/2025)	4,372,871	4,276,502
Series 2014-C25, Class A5, 3.672%,
11/18/2047 (Callable 11/15/2024)	45,697,000	43,975,210
Series 2015-C30, Class A5, 3.822%,
07/15/2048 (Callable 07/15/2025)	42,110,000	40,150,310
Series 2016-C4, Class A3, 3.141%,
12/17/2049 (Callable 04/15/2027)	29,133,000	26,827,913
JPMCC Commercial
Mortgage Securities Trust:
Series 2017-JP5, Class A5, 3.723%,
03/17/2050 (Callable 04/15/2027)	17,310,000	16,165,065
Series 2017-JP7, Class A5, 3.454%,
09/16/2050 (Callable 08/15/2027)	27,356,184	25,239,187
Morgan Stanley Bank of
America Merrill Lynch Trust:
Series 2013-C12, Class A3, 3.973%,
10/17/2046 (Callable 10/15/2023)	11,902,841	11,776,911
Series 2014-C16, Class A5, 3.892%,
06/17/2047 (Callable 06/15/2026)	35,020,000	33,937,563
Series 2015-C25, Class ASB, 3.383%,
10/19/2048 (Callable 09/15/2025)	13,697,041	13,258,469
Series 2016-C30, Class A5, 2.860%,
09/17/2049 (Callable 10/15/2026)	9,062,000	8,250,075
Series 2016-C32, Class A4, 3.720%,
12/17/2049 (Callable 01/15/2027)	14,175,000	13,283,385
Morgan Stanley Capital I, Inc.,
Series 2022-L8, Class A5, 3.795%,
04/16/2055 (Callable 04/15/2032)(4)	56,678,000	50,850,855
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class ASB, 2.991%,
02/15/2048 (Callable 02/15/2025)	6,475,206	6,285,539
Series 2016-C35, Class ASB, 2.788%,
07/17/2048 (Callable 07/15/2026)	7,672,095	7,344,532
Series 2016-BNK1, Class A3, 2.652%,
08/17/2049 (Callable 08/15/2026)	7,952,000	7,195,613
Series 2017-C40, Class A4, 3.581%,
10/17/2050 (Callable 10/15/2027)	48,894,000	45,330,009
Series 2017-C42, Class A4, 3.589%,
12/16/2050 (Callable 12/15/2027)	52,370,521	48,246,180
Series 2017-RC1, Class A4, 3.631%,
01/15/2060 (Callable 03/15/2027)	11,875,000	11,097,568
Series 2018-C47, Class A4, 4.442%,
09/16/2061 (Callable 10/15/2028)	10,850,000	10,399,849
WFRBS Commercial Mortgage Trust:
Series 2013-C18, Class A4, 3.896%,
12/17/2046 (Callable 01/15/2024)	15,414,320	15,092,567
Series 2014-C21, Class ASB, 3.393%,
08/16/2047 (Callable 08/15/2024)	3,133,786	3,089,697
Series 2014-C24, Class A5, 3.607%,
11/18/2047 (Callable 11/15/2024)	54,091,000	52,083,635
Total Non-U.S.
Government Agency Issues
(Cost $1,329,432,197)		1,187,840,836	5.3%
Total Commercial
Mortgage-Backed Securities
(Cost $1,849,071,977)		1,673,609,701	7.5%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Asset Backed Securities
Affirm Asset Securitization Trust,
Series 2021-B, Class A,
1.030%, 08/17/2026
(Callable 08/15/2023)(2)	$15,650,000	$14,842,632
Ford Credit Auto Owner Trust:
Series 2019-1, Class A, 3.520%,
07/15/2030 (Callable 01/15/2024)(2)	18,675,000	18,310,044
Series 2018-1, Class A, 3.190%,
07/15/2031 (Callable 01/15/2025)(2)	28,641,000	27,373,515
Navient Private Education
Refi Loan Trust:
Series 2021-EA, Class A, 0.970%,
12/16/2069 (Callable 06/15/2029)(2)	11,442,595	9,597,328
Series 2021-GA, Class A, 1.580%,
04/15/2070 (Callable 02/15/2029)(2)	10,590,782	8,981,251
Series 2022-A, Class A, 2.230%,
07/15/2070 (Callable 04/15/2029)(2)	10,352,485	8,997,243
Nelnet Student Loan Trust,
Series 2021-A, Class APT1, 1.360%,
04/20/2062 (Callable 09/20/2029)(2)	29,290,998	25,943,128
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%,
12/15/2023 (Callable 01/15/2023)	456	454
PFS Financing Corp.:
Series 2021-A, Class A,
0.710%, 04/15/2026(2)	29,800,000	28,042,712
Series 2021-B, Class A,
0.770%, 08/17/2026(2)	44,400,000	40,950,768
SBA Tower Trust,
1.840%, 10/15/2051
(Callable 04/15/2026)(2)	45,100,000	38,258,962
Texas Electric Market
Stabilization Funding N LLC,
4.966%, 02/01/2044(2)	24,000,000	22,811,865
Towd Point Mortgage Trust:
Series 2020-MH1, Class A1A, 2.184%,
02/25/2060 (Callable 01/25/2023)(2)(4)	29,422,281	27,357,305
Series 2020-MH1, Class A1, 2.250%,
02/25/2060 (Callable 01/25/2023)(2)(4)	21,368,779	19,890,788
Toyota Auto Loan Extended Note Trust:
Series 2019-1A, Class A, 2.560%,
11/25/2031 (Callable 05/25/2024)(2)	62,085,050	59,844,407
Series 2020-1A, Class A, 1.350%,
05/25/2033 (Callable 05/25/2025)(2)	65,158,000	59,651,510
Total Asset Backed Securities
(Cost $440,713,585)		410,853,912	1.8%

	Shares
Common Stock
Industrials
Weatherford International PLC(9)	46,003	2,342,473
Total Common Stock
(Cost $3,790,589)		2,342,473	0.0%
Total Long-Term Investments
(Cost $24,999,953,033)		22,072,612,752	98.9%

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(5)	253,075,282	253,075,282
Total Short-Term Investment
(Cost $253,075,282)		253,075,282	1.1%
Total Investments
(Cost $25,253,028,315)		22,325,688,034	100.0%
Other Assets in Excess of Liabilities		7,883,777	0.0%
TOTAL NET ASSETS		$22,333,571,811	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
CMT – Constant Maturity Treasury
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate
SOFRINDX – Secured Overnight Financing Rate Index
(1)	Foreign security.
(2)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $5,119,276,858, which represented 22.92% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2022.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.
(8)	Security in default.
(9)	Non-income producing.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$3,228,144,219	$—	$3,228,144,219
Other Government Related Securities	—	42,038,331	—	42,038,331
Corporate Bonds	—	11,179,990,715	—	11,179,990,715
Municipal Bonds	—	333,199,541	—	333,199,541
Residential Mortgage-Backed Securities – U.S. Government Agency Issues	—	4,130,207,977	—	4,130,207,977
Residential Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,072,225,883	—	1,072,225,883
Commercial Mortgage-Backed Securities – U.S. Government Agency Issues	—	485,768,865	—	485,768,865
Commercial Mortgage-Backed Securities – Non-U.S. Government Agency Issues	—	1,187,840,836	—	1,187,840,836
Asset Backed Securities	—	410,853,912	—	410,853,912
Common Stock	2,342,473	—	—	2,342,473
Total Long-Term Investments	2,342,473	22,070,270,279	—	22,072,612,752
Short-Term Investment
Money Market Mutual Fund	253,075,282	—	—	253,075,282
Total Short-Term Investment	253,075,282	—	—	253,075,282
Total Investments	$255,417,755	$22,070,270,279	$—	$22,325,688,034

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

2022 Municipal Bond Market Overview
(Unaudited)

The tax-exempt market closed the year with a strong tone, as yields fell modestly in December, adding to the strong rally that began in November. Although yields were lower for the quarter, they still rose significantly across the curve for the full year with short-term rates rising more than long. The 1yr tax-exempt yield rose an amazing 263 bps while 10yr and 30yr yields rose 159 bps and 209 bps, respectively. The magnitude of the move in short rates left yields between the 1 – 10-year curve inverted for the first time ever (-18 bps at year end). Inflation, which rose much more than expected and proved to be more persistent than transitory, was the obvious catalyst for the big upward yield adjustment in 2022. The CPI rose to a 40-year high in June, to 9.1% YoY, before declining to 7.1% at year end. Exacerbating the inflation pressures was Russia’s invasion of Ukraine, especially impacting global food and energy prices, as well as China’s strict COVID-19 lockdowns which prolonged global supply constraints. A tight labor market in the US, with nearly two job openings for every unemployed individual, also kept wage pressures elevated. The Fed reacted aggressively as the inflation data became more troubling. Rather than boost rates by the total of 75 bps they expected at the start of the year, the federal funds rate rose by 425 bps (including four successive 75 bps increases); the most aggressive Fed rate campaign on record combined with transitioning from quantitative easing (QE) to quantitative tightening (QT) as the Fed’s balance sheet is unwound.

AAA Municipal Yields

Maturity	12/31/21	9/30/22	11/30/22	12/31/22	1 Mo	Q4	2022
1	0.19%	3.04%	2.56%	2.82%	0.26%	-0.22%	2.63%
2	0.25%	3.07%	2.59%	2.67%	0.08%	-0.40%	2.42%
3	0.34%	3.09%	2.60%	2.58%	-0.02%	-0.51%	2.24%
5	0.60%	3.13%	2.65%	2.56%	-0.09%	-0.57%	1.96%
7	0.85%	3.14%	2.66%	2.56%	-0.10%	-0.58%	1.71%
10	1.05%	3.26%	2.75%	2.64%	-0.11%	-0.62%	1.59%
30	1.54%	3.95%	3.57%	3.63%	0.06%	-0.32%	2.09%

Specific to the municipal market, a record level of net municipal fund redemptions was the dominant story in 2022. A total of $121.6B exited funds as rising rates and declining fund net asset values (NAVs) created a significant opportunity to harvest tax losses. For perspective, this was more than one-third of all fixed income outflows for the year ($331B). The fact that municipal funds had record inflows of $102B in 2021, when rates were near all-time lows and fund NAVs near their highs, certainly added to the tax harvesting incentive. Also, some investors simply sought to reduce portfolio risk and volatility by going to cash. Contributing to the market volatility was an understandably cautious and capital-restricted dealer community, reluctant to add inventory as rates rose given the inherent difficulty in hedging municipal bonds against rate movements. Fortunately, the level of new municipal supply in 2022 was light or the rate rise might have been greater. Issuance in Q4 of $70.5B was the lowest in at least 13 years and total supply for the year ($372.8B) was off 23% YoY; the annual decline overstates the available supply for most municipal investors since it was taxable issuance that fell most dramatically (-57% YoY) as refunding opportunities faded. Tax-exempt supply was still off 9% YoY, as many issuers had less need to borrow and/or were willing to wait for more market stability to do so.

Even with the aforementioned market challenges, 2022 was, to oversimplify, a municipal rate move, not a credit driven market sell-off (as was the case during the Global Financial Crisis and the COVID-19 pandemic). Fixed income managers could, therefore, focus on meeting uncertain liquidity needs without heightened concern over a wave of ratings downgrades. In fact, by many measures the financial position of state and local governments was never better than this year. Rainy day reserves were at record levels, thanks to unprecedented federal fiscal support surrounding the pandemic. In addition, the strong post-pandemic economic recovery and favorable financial markets of 2021 led to a surge in tax revenues in 2022.

Solid Q4 Returns Partially Offset Significant Declines in 2022
The rally in Q4 led to positive returns across the recent period, but it was insufficient to offset the full year declines of 2022. For the quarter, long maturities significantly outperformed short and intermediate maturities as rates fell. The opposite was true, however, for the year where short-term maturities outperformed longer curve segments. Notably, the Bloomberg Municipal Bond Index return of -8.53% in 2022 was its worst annual return since 1981. Across market sectors, the Prerefunded sector outperformed both GOs and Revenue bonds for the year. Finally, wider credit spreads led to AAAs outperforming lower-quality issues for the quarter and calendar year.

Total Returns of Selected Bloomberg Municipal Indices and Subsectors

Bloomberg Index/Sector	December	Q4	2022	2021	Duration	Bloomberg Quality	December	Q4	2022	2021	Duration
Municipal Bond Index	0.29%	4.10%	-8.53%	1.52%	6.19	AAA	0.19%	4.29%	-7.93%	0.47%	5.94
General Obligation bonds	0.31%	4.19%	-7.74%	1.01%	5.76	AA	0.28%	4.13%	-7.97%	0.92%	6.09
Revenue bonds	0.29%	4.21%	-9.29%	1.86%	6.63	A	0.43%	3.98%	-9.06%	2.25%	6.30
Prerefunded bonds	0.05%	2.09%	-3.01%	0.00%	2.34	BBB	0.04%	3.88%	-11.63%	4.85%	7.27
Long maturities (22+ yrs.)	-0.28%	5.19%	-15.58%	3.17%	10.49	High Yield	-0.16%	3.48%	-13.10%	7.77%	7.87
Intermediate maturities (1 - 17 yrs.)	0.47%	3.59%	-4.84%	0.86%	4.62	HY, ex-Puerto Rico	-0.36%	3.53%	-12.64%	7.74%	7.65
Short maturities (1 - 5 yrs.)	0.15%	2.00%	-3.17%	0.36%	2.42

2023 Outlook and Opportunities
The US economy grew at a faster pace in the second half of 2022 than the first half, which implies at least modest growth momentum as we enter 2023. Supporting the economy is a resilient consumer, given the low unemployment rate and rising wages. Yet, concerns are emerging as excess savings from COVID-19-related fiscal support are coming down rapidly and the personal savings rate has fallen sharply, suggesting a spending slowdown is looming. Appreciating that monetary policy changes by the Fed and other global central banks operate with long and variable lags, an economic slowdown, if not mild recession, is likely to unfold over the course of the year. We expect this will lower inflation as demand eases and supply levels rise. The big question, however, is to what level will inflation fall? The goal to return to a 2% target inflation rate remains the Fed’s primary focus as Chair Powell and the other Fed governors have made clear. They want to avoid the mistakes of the 1970s, when the Fed eased too soon only to see inflation reemerge and rise to new heights. Therefore, a “higher for longer” federal funds rate outlook is likely which should translate into a flatter (even inverted) curve through much of 2023.

In the municipal market, with the tax-loss harvesting volatility behind us, municipal fund cash flows should stabilize as we enter the new year. We also expect that with tax-free yields now among the highest of the last decade that investor demand will return given the desire/need for safe, supplemental income. The new supply of municipal debt is likely to

2022 Municipal Bond Market Overview
(Unaudited)

remain modest in 2023, perhaps even less than what was issued in 2022. While the $1.2 trillion Infrastructure Investment and Jobs Act of 2022 should help to spur more project activity and increase the level of new money borrowings, refunding supply will once again remain low, limiting total municipal volume.

From a credit perspective, municipal budgets are likely to come under pressure in coming quarters as tax revenues slow and the demand for public services and spending rises. Fortunately, municipalities enter this slower economic phase from a position of fiscal strength with record reserves to draw upon as needed. As a result, we expect credit ratings for state and local governments to remain stable in 2023. Closer scrutiny will be required, however, for large, urban credits where office vacancies remain high and mass transit ridership and revenues low, still below pre-pandemic levels. Two sectors where we anticipate challenges as well as opportunities are Healthcare and Higher Education. Many Healthcare issuers are battling rising costs, particularly wages, in order to attract and retain critical care workers. In the Higher Education sector, many colleges/universities face declining enrollment, requiring cost-cutting measures and larger draws from endowment assets. With this backdrop, we expect modest spread widening among lower quality credits, but welcome the opportunities that may emerge as a result. Finally, yield spreads also widened on some higher-quality issues with varying cash flow characteristics, such as Housing bonds. We expect that the additional yield offered through structural opportunities, identified through individual security selection, will be helpful in 2023 as well.

Disclosures

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally decline and conversely, in a falling interest rate environment, the value of fixed-income securities generally increase. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Municipal Bond Index is a broad-based, total-return index. The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years). They are selected from issues larger than $50 million. The components listed below the Municipal Bond Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Bloomberg Municipal Bond Index and do not represent separate indices.

The Bloomberg High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million. The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Bloomberg Municipal Bond Index or Bloomberg High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated.

This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged and are not available for direct investment.

Baird Short-Term Municipal Bond Fund
December 31, 2022 (Unaudited)

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

The tax-exempt market closed the year with a strong tone, as yields fell modestly in December, adding to the strong rally that began in November. Although yields were lower for the quarter, they still rose significantly across the curve for the full year with short-term rates rising more than long. The magnitude of the move in short rates left yields between the 1–10-year curve inverted for the first time ever (-18 bps at year end). Inflation, which rose much more than expected and proved to be more persistent than transitory, was the obvious catalyst for the big upward yield adjustment in 2022. Exacerbating the inflation pressures was Russia’s invasion of Ukraine, especially impacting global food and energy prices, as well as China’s strict COVID-19 lockdowns, which prolonged global supply constraints. A tight labor market in the US, with nearly two job openings for every unemployed individual, also kept wage pressures elevated. The Fed reacted aggressively as the inflation data became more troubling. Rather than boost rates by the total of 75 bps they expected at the start of the year, the federal funds rate rose by 425 bps (including four successive 75 bps increases); the most aggressive Fed rate campaign on record combined with transitioning from quantitative easing (QE) to quantitative tightening (QT) as the Fed’s balance sheet was unwound.

During 2022, the Institutional Class Shares of the Fund (BTMIX) posted a net return of -3.66% vs. a -3.17% return for the Bloomberg Short 1-5 Year Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Curve Positioning – Overweight to cash and near-cash maturities which held their value relatively well as interest rates rose
•	Credit Positioning – Higher-quality (AAA and AA) outperformed lower-quality, particularly in 5-year maturities or longer

Negative contributors to the Fund’s relative performance during the year include:

•	Security Selection – Lower-coupon structures lagged due to their longer average duration relative to higher-coupon issues
•	Pricing Service Impact – ICE (Fund) lagged the pricing of Benchmark (BVAL) securities

We expect economic growth to slow over the course of 2023, with the understanding that monetary policy changes operate with long and variable lags. Inflation should also fall, but to what level and at what pace are the key questions that will determine how high the federal funds rate rises and how long it remains elevated. Our view is that a “higher for longer” federal funds rate is likely, which implies that an unusually flat yield curve is probable for much of the year. Municipal issuance should remain modest even as infrastructure spending picks up but refunding volume will once again be quite low given the higher rate levels. With tax-loss harvesting largely behind us and much more attractive yields than a year ago, investor demand should improve, leading to positive municipal fund flows once again in 2023. The backdrop for municipal credit fundamentals remains strong. State and local governments begin the new year with record reserves that will help cushion an expected slowdown in tax revenues. Therefore, we expect credit ratings to remain relatively stable throughout 2023. Two sectors that we are more cautious on are Hospitals, which face labor shortages and rising costs, and Higher Education, which is challenged by declining enrollment growth. That said, structural opportunities in various sectors of the market (e.g., Housing) combined with modestly wider credit spreads over the year would be viewed as an opportunity in 2023.

The Fund maintains a neutral duration posture relative to the benchmark while seeking a yield curve allocation that optimizes roll-down benefit. Sector weightings will likely favor revenue-backed issues, with a particular focus, selectively, on Hospitals and Housing bonds. Given the recent widening in credit spreads, we believe a modest credit overweight is appropriate, particularly shorter on the curve. Although the pace of economic growth and tax revenues are likely to slow, credit fundamentals across most municipalities remains strong. That said, careful fundamental credit analysis and review remains critically important to adding value. Additional yield will also be sought from structural nuances at the individual security level where differing bond characteristics, such as coupon, call optionality and cash-flow variability help to create market inefficiencies.

Baird Short-Term Municipal Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(7)

	Net Assets	$1,767,219,463

	SEC 30-Day Yield(4)
	Institutional Class	2.95%
	Investor Class	2.70%

	Average Effective Duration	2.35 years

	Average Effective Maturity	2.77 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	64%

Sector Weightings(1)	Number of Holdings	1,602

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total investments.

Baird Short-Term Municipal Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming	Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-3.66%	0.07%	1.17%	1.41%
Investor Class Shares	-4.01%	-0.22%	0.92%	1.13%
Bloomberg Short 1-5 Year Municipal Bond Index(2)	-3.17%	-0.02%	1.06%	1.01%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2022.
(2)
The Bloomberg Short 1-5 Year Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Community College System,
4.000%, 11/01/2027 (Insured by BAM)	$375,000	$388,504
Alabama Economic Settlement Authority,
4.000%, 09/15/2033 (Callable 09/15/2026)	10,000,000	10,002,934
Alabama Housing Finance Authority,
3.500%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	5,000,000	4,987,608
Birmingham Airport Authority:
5.000%, 07/01/2024 (Insured by BAM)	190,000	195,514
5.000%, 07/01/2025 (Insured by BAM)	500,000	524,615
5.000%, 07/01/2026 (Insured by BAM)	450,000	479,422
Birmingham-Jefferson Civic Center Authority:
5.000%, 05/01/2024	430,000	441,447
5.000%, 05/01/2026	500,000	535,460
Black Belt Energy Gas District:
5.000%, 12/01/2023	750,000	754,656
5.250%, 12/01/2028	3,205,000	3,343,559
3.842%, 12/01/2048 (1 Month LIBOR
USD + 0.900%) (Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	1,730,000	1,715,722
3.480%, 10/01/2052
(SIFMA Municipal Swap Index + 0.350%)
(Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(2)	1,000,000	950,013
5.250%, 02/01/2053 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	3,250,000	3,387,867
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	13,000,000	13,655,677
Chatom Industrial Development Board,
2.375%, 08/01/2037(1)	3,000,000	2,999,096
Chilton County Health Care Authority,
5.000%, 11/01/2024	825,000	853,752
City of Oxford AL,
3.700%, 09/01/2041 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	3,000,000	3,000,000
City of Phenix AL:
3.000%, 08/15/2023 (Insured by BAM)	100,000	99,814
2.000%, 04/01/2027	1,775,000	1,683,819
County of Jefferson AL,
0.000%, 10/01/2025
(Callable 10/01/2023) (Insured by AGM)	750,000	675,942
County of Morgan AL:
4.000%, 04/01/2023	210,000	210,481
4.000%, 04/01/2024	220,000	222,983
Douglas Water Authority,
3.000%, 07/01/2024 (Insured by AGM)	270,000	269,957
Greenville Public Improvement
Cooperative District:
4.000%, 03/01/2023 (Insured by BAM)	100,000	100,137
5.000%, 03/01/2024 (Insured by BAM)	140,000	143,301
Lauderdale County Agriculture
Center Authority:
5.000%, 07/01/2024	495,000	505,222
5.000%, 07/01/2025 (Callable 07/01/2024)	490,000	500,759
5.000%, 07/01/2026
(Pre-refunded to 07/01/2024)	545,000	562,026
5.000%, 07/01/2027
(Pre-refunded to 07/01/2024)	570,000	587,806
5.000%, 07/01/2028
(Pre-refunded to 07/01/2024)	600,000	618,744
Macon County Board of Education,
3.250%, 02/01/2026 (Callable 02/01/2023)	375,000	373,430
Mobile County Board of
School Commissioners,
5.000%, 03/01/2023	875,000	877,463
Pickens County Water Authority:
3.000%, 01/01/2023 (Insured by BAM)	155,000	155,000
3.000%, 01/01/2024 (Insured by BAM)	100,000	99,874
3.000%, 01/01/2025 (Insured by BAM)	160,000	160,184
Selma Industrial Development Board,
2.000%, 11/01/2033
(Mandatory Tender Date 10/01/2024)(1)	750,000	721,694
Southeast Alabama Gas Supply District,
3.827%, 04/01/2049
(1 Month LIBOR USD + 0.900%)
(Callable 01/01/2024)
(Mandatory Tender Date 04/01/2024)(2)	920,000	906,324
Southeast Energy Authority
A Cooperative District:
5.500%, 01/01/2053 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	1,250,000	1,323,251
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	1,250,000	1,283,139
Tallassee Board of Education:
4.000%, 08/01/2027 (Insured by AGM)	360,000	373,561
4.000%, 08/01/2028 (Insured by AGM)	405,000	423,216
Town of Berry AL,
3.250%, 09/01/2028
(Callable 09/01/2026) (Insured by AGM)	720,000	729,420
Total Alabama
(Cost $63,430,542)		61,823,393	3.5%
Alaska
Alaska Housing Finance Corp.:
3.750%, 12/01/2042 (Callable 06/01/2028)	6,155,000	6,121,924
4.000%, 12/01/2048 (Callable 06/01/2027)	1,615,000	1,618,690
Alaska Industrial Development
& Export Authority,
5.000%, 10/01/2023	600,000	607,228
Borough of Matanuska-Susitna AK,
5.250%, 09/01/2027 (Callable 09/01/2025)	5,615,000	5,925,790
University of Alaska:
5.000%, 10/01/2024	800,000	824,931
4.000%, 10/01/2025	330,000	336,271
4.000%, 10/01/2026 (Callable 10/01/2023)	1,400,000	1,407,018
5.000%, 10/01/2026	865,000	916,176
Total Alaska
(Cost $18,510,735)		17,758,028	1.0%
Arizona
Arizona Industrial Development Authority:
4.000%, 08/01/2023(3)	265,000	263,656
5.000%, 05/01/2025	405,000	366,766
5.000%, 07/01/2027 (Callable 07/01/2026)	230,000	239,103
5.000%, 07/01/2028 (Callable 07/01/2026)	170,000	176,700
4.625%, 08/01/2028(3)	375,000	364,136
5.000%, 07/01/2029 (Callable 07/01/2026)	260,000	269,596
5.000%, 07/01/2030 (Callable 07/01/2026)	380,000	393,187
5.000%, 07/01/2031 (Callable 07/01/2026)	195,000	201,494
BluePath TE Trust,
2.750%, 09/01/2026
(Callable 01/30/2023)(3)	2,250,372	2,118,547
Glendale Industrial Development Authority:
4.000%, 05/15/2025 (Callable 05/15/2024)	340,000	331,752
4.000%, 05/15/2026 (Callable 05/15/2024)	320,000	308,750
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Industrial Development
Authority of the County of Pima:
4.000%, 07/01/2023	$265,000	$264,650
4.000%, 09/01/2029 (Callable 03/01/2023)	3,700,000	3,700,560
Maricopa County AZ,
5.000%, 04/01/2025
(Pre-refunded to 04/01/2024)	295,000	299,994
Maricopa County Industrial
Development Authority,
4.000%, 07/01/2024
(Insured by SD CRED PROG)	135,000	136,353
Maricopa County Unified
School District No. 4:
5.000%, 07/01/2024	1,000,000	1,031,832
5.000%, 07/01/2025	1,000,000	1,056,387
Maricopa County Unified
School District No. 89,
5.000%, 07/01/2027 (Callable 07/01/2024)	450,000	463,392
Salt Verde Financial Corp.,
5.250%, 12/01/2026	2,500,000	2,594,020
Santa Cruz County Jail District,
5.000%, 07/01/2029
(Callable 07/01/2027) (Insured by AGM)	150,000	161,347
University of Arizona,
5.000%, 06/01/2032 (Callable 06/01/2026)	1,020,000	1,084,148
Total Arizona
(Cost $16,444,183)		15,826,370	0.9%
Arkansas
Arkansas Development Finance Authority:
4.000%, 07/01/2023	110,000	109,749
4.000%, 07/01/2024	100,000	99,548
4.000%, 07/01/2025	140,000	139,159
4.000%, 07/01/2026	190,000	188,576
4.000%, 07/01/2027	225,000	222,727
4.000%, 07/01/2028	230,000	225,617
Batesville Public Facilities Board:
5.000%, 06/01/2024	1,000,000	1,015,449
5.000%, 06/01/2025	1,385,000	1,424,383
5.000%, 06/01/2026	850,000	884,427
Benton Washington Regional
Public Water Authority:
5.000%, 10/01/2025 (Insured by BAM)	465,000	491,189
5.000%, 10/01/2026 (Insured by BAM)	1,000,000	1,073,009
City of Bentonville AR,
1.050%, 11/01/2046 (Callable 11/01/2028)	1,930,000	1,877,661
City of Brookland AR,
1.500%, 09/01/2046 (Callable 09/01/2026)	865,000	806,661
City of Conway AR,
4.000%, 12/01/2023 (Callable 01/30/2023)	35,000	35,024
City of Elkins AR:
1.500%, 09/01/2046
(Callable 09/01/2026) (Insured by AGM)	430,000	389,725
1.500%, 09/01/2046
(Callable 09/01/2026) (Insured by AGM)	635,000	596,997
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	135,000	134,907
3.050%, 01/01/2047 (Callable 01/01/2027)	465,000	446,768
City of Forrest City AR,
1.550%, 11/01/2044 (Callable 11/01/2029)	860,000	776,968
City of Heber Springs AR:
3.000%, 11/01/2023 (Insured by BAM)	40,000	39,952
3.000%, 11/01/2025 (Insured by BAM)	125,000	125,015
3.000%, 11/01/2026 (Insured by BAM)	105,000	104,836
City of Hot Springs AR,
4.000%, 12/01/2027 (Callable
12/01/2023) (Insured by BAM)	255,000	258,037
City of Lonoke AR,
5.000%, 06/01/2023	160,000	161,192
City of Marion AR,
2.900%, 09/01/2047 (Callable 09/01/2027)	5,000	4,989
City of Maumelle AR,
2.875%, 08/01/2038 (Callable 02/01/2023)	195,000	194,956
City of Mountain Home AR,
3.000%, 09/01/2026	865,000	859,769
City of Mountain View AR,
1.375%, 11/01/2050
(Callable 11/01/2027) (Insured by BAM)	475,000	458,790
City of North Little Rock AR:
5.000%, 11/01/2024	305,000	315,740
5.000%, 11/01/2025	510,000	539,509
5.000%, 11/01/2026	535,000	577,895
City of Pine Bluff AR,
3.000%, 02/01/2047
(Callable 08/01/2027) (Insured by BAM)	405,000	380,981
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	360,000	358,685
Conway Health Facilities Board:
5.000%, 08/01/2023	735,000	741,158
5.000%, 08/01/2024	410,000	420,208
County of Cross AR,
2.250%, 10/01/2030 (Callable 10/01/2024)	795,000	734,676
County of Pulaski AR,
5.000%, 03/01/2031 (Callable 09/01/2026)	760,000	803,181
Dumas Arkansas School District No. 6:
1.450%, 02/01/2023
(Callable 01/30/2023) (Insured by ST AID)	245,000	244,529
1.500%, 02/01/2024
(Callable 01/30/2023) (Insured by ST AID)	245,000	240,270
Jacksonville North Pulaski
County School District,
4.000%, 06/01/2029
(Callable 06/01/2027) (Insured by ST AID)	1,240,000	1,291,985
National Park College District,
3.000%, 05/01/2023	65,000	64,893
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2024
(Callable 01/30/2023) (Insured by BAM)	375,000	375,322
Southern Arkansas University:
4.000%, 03/01/2023 (Insured by AGM)	465,000	465,473
4.000%, 03/01/2024 (Insured by AGM)	245,000	247,869
4.000%, 03/01/2024 (Insured by AGM)	175,000	177,149
Van Buren School District No. 42,
2.000%, 04/01/2024 (Insured by ST AID)	130,000	127,617
Total Arkansas
(Cost $22,060,786)		21,253,220	1.2%
California
Anaheim City School District,
0.000%, 08/01/2028 (Insured by AGM)	580,000	488,204
Anaheim Public Financing Authority:
5.000%, 09/01/2025	2,610,000	2,726,376
5.000%, 09/01/2026	990,000	1,049,470
Bay Area Toll Authority:
4.030%, 04/01/2045
(SIFMA Municipal Swap Index + 0.900%)
(Callable 01/30/2023)
(Mandatory Tender Date 05/01/2023)(2)	1,565,000	1,565,314

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Bay Area Toll Authority: (cont.)
4.230%, 04/01/2045
(SIFMA Municipal Swap Index + 1.100%)
(Callable 10/01/2023) (Mandatory
Tender Date 04/01/2024)(2)	$3,500,000	$3,522,256
Beaumont Unified School District,
7.200%, 08/01/2041 (Pre-refunded
to 08/01/2026) (Insured by AGM)(5)	160,000	184,768
Burbank Unified School District:
0.000%, 08/01/2024 (Insured by NATL)	6,550,000	6,225,522
0.000%, 07/01/2027 (Insured by NATL)	2,000,000	1,727,378
California Community
College Financing Authority,
4.250%, 07/01/2032(3)	500,000	471,570
California Health Facilities
Financing Authority,
3.000%, 03/01/2041 (Callable 09/01/2023)
(Mandatory Tender Date 03/01/2024)(1)	395,000	393,381
California Infrastructure &
Economic Development Bank:
3.830%, 12/01/2050
(SIFMA Municipal Swap Index + 0.700%)
(Callable 06/01/2025)
(Mandatory Tender Date 06/01/2026)(2)	5,550,000	5,353,199
1.750%, 08/01/2055 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	1,265,000	1,176,905
California Municipal Finance Authority:
5.000%, 08/01/2023	670,000	672,952
4.000%, 10/01/2031 (Callable 10/01/2026)	2,280,000	2,293,369
4.000%, 10/01/2032 (Callable 10/01/2026)	1,500,000	1,502,638
California Public Finance Authority:
2.125%, 11/15/2027
(Callable 05/15/2023)(3)	3,445,000	3,189,417
2.375%, 11/15/2028
(Callable 05/15/2023)(3)	4,250,000	3,896,272
3.125%, 05/15/2029
(Callable 11/15/2023)(3)	1,000,000	871,912
California State Public Works Board,
5.000%, 11/01/2038 (Callable 11/01/2023)	2,500,000	2,537,315
California Statewide Communities
Development Authority:
3.000%, 07/01/2026 (Callable
01/30/2023) (Insured by CA MTG)	625,000	625,502
5.000%, 08/01/2026 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)
(Insured by HUD)(1)	3,300,000	3,291,483
5.000%, 09/01/2026 (Callable 03/01/2024)
(Mandatory Tender Date 09/01/2024)
(Insured by HUD)(1)(3)	1,000,000	1,000,000
5.000%, 03/01/2037 (Callable 09/01/2026)
(Mandatory Tender Date 03/01/2027)(1)	2,125,000	2,257,932
Campbell Union School District,
5.800%, 08/01/2035
(Callable 08/01/2026)(5)	775,000	852,380
City & County of San Francisco CA,
1.300%, 07/01/2023(1)	810,000	810,000
City of Vernon CA:
5.000%, 08/01/2025	500,000	515,682
5.000%, 08/01/2026	600,000	626,214
Corona-Norco Unified School District,
5.250%, 08/01/2024(5)	30,000	31,151
Department of Veterans Affairs Veteran’s
Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	1,750,000	1,757,027
Fresno Unified School District:
0.000%, 08/01/2032
(Callable 08/01/2023) (Insured by BAM)	100,000	55,870
0.000%, 08/01/2033
(Callable 08/01/2023) (Insured by BAM)	645,000	336,204
0.000%, 08/01/2034
(Callable 08/01/2023) (Insured by BAM)	400,000	194,672
0.000%, 08/01/2035
(Callable 08/01/2023) (Insured by BAM)	150,000	68,095
0.000%, 08/01/2039
(Callable 08/01/2023) (Insured by BAM)	650,000	222,957
0.000%, 08/01/2040
(Callable 08/01/2023) (Insured by BAM)	805,000	257,291
0.000%, 08/01/2041
(Callable 08/01/2023) (Insured by BAM)	1,000,000	297,126
0.000%, 08/01/2044 (Callable 08/01/2023)	1,140,000	269,230
Indio Finance Authority,
3.550%, 09/02/2029
(Callable 03/02/2024)(3)	5,380,000	5,310,267
La Mirada Redevelopment
Agency Successor Agency,
0.000%, 08/15/2027 (Insured by NATL)	500,000	430,110
Newman-Crows Landing
Unified School District,
0.000%, 08/01/2025	1,000,000	916,374
Oakland California University School District,
5.000%, 08/01/2029 (Callable 08/01/2026)	395,000	425,747
Ontario Public Financing Authority:
5.000%, 11/01/2024 (Insured by AGM)	100,000	103,883
5.000%, 11/01/2025 (Insured by AGM)	250,000	265,795
5.000%, 11/01/2027 (Insured by AGM)	175,000	193,409
Piedmont Unified School District:
0.000%, 08/01/2029 (Callable 08/01/2023)	200,000	139,786
0.000%, 08/01/2036 (Callable 08/01/2023)	1,040,000	463,863
0.000%, 08/01/2037 (Callable 08/01/2023)	400,000	166,944
0.000%, 08/01/2039 (Callable 08/01/2023)	420,000	153,755
Ripon Unified School District:
0.000%, 08/01/2025 (Callable 08/01/2023)
(Insured by BAM)	60,000	53,742
0.000%, 08/01/2026 (Callable 08/01/2023)
(Insured by BAM)	35,000	29,761
0.000%, 08/01/2035 (Callable 08/01/2023)
(Insured by BAM)	585,000	298,976
Rosemead School District:
0.000%, 08/01/2032 (Callable 08/01/2023)
(Insured by AGM)	495,000	282,731
0.000%, 08/01/2033 (Callable 08/01/2023)
(Insured by AGM)	700,000	372,076
0.000%, 08/01/2035 (Callable 08/01/2023)
(Insured by AGM)	735,000	336,391
Roseville Natural Gas Financing Authority,
5.000%, 02/15/2023	330,000	330,389
Sacramento City Unified School District:
5.000%, 07/01/2025 (Callable 07/01/2024)	900,000	923,996
0.000%, 07/01/2026 (Insured by AGM)	300,000	268,955
San Joaquin Hills Transportation
Corridor Agency,
0.000%, 01/15/2025 (Insured by NATL)	270,000	251,581
San Mateo Union High School District,
5.000%, 12/15/2043 (Pre-refunded
to 12/15/2024) (Insured by AMBAC)(5)	480,000	500,830
Sutter Union High School District,
0.000%, 06/01/2050
(Pre-refunded to 08/01/2025)	300,000	45,898

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tulare Union High School District,
0.000%, 08/01/2026 (Insured by NATL)	$2,245,000	$2,010,237
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 08/15/2023)	8,000,000	7,702,402
Twin Rivers Unified School District:
0.000%, 08/01/2035 (Pre-refunded
to 02/01/2024) (Insured by BAM)	275,000	130,349
0.000%, 08/01/2036 (Pre-refunded
to 02/01/2024) (Insured by BAM)	135,000	59,778
Vallejo City Unified School District,
5.900%, 08/01/2025 (Insured by NATL)	485,000	495,607
Victor Valley Union High School District,
0.000%, 08/01/2044
(Pre-refunded to 08/01/2023)	1,000,000	299,493
Western Placer Unified School District:
2.000%, 06/01/2025 (Callable 06/01/2023)	5,735,000	5,504,248
2.000%, 06/01/2025 (Callable 06/01/2023)	3,300,000	3,166,580
Westminster School District:
0.000%, 08/01/2036
(Callable 08/01/2023) (Insured by BAM)	315,000	135,628
0.000%, 08/01/2038
(Callable 08/01/2023) (Insured by BAM)	620,000	232,449
0.000%, 08/01/2048
(Callable 08/01/2023) (Insured by BAM)	2,660,000	467,481
0.000%, 08/01/2053
(Callable 08/01/2023) (Insured by BAM)	580,000	69,188
Total California
(Cost $88,635,921)		85,855,733	4.9%
Colorado
Adams & Arapahoe Joint School District,
5.000%, 12/01/2025 (Insured by ST AID)	1,380,000	1,471,921
Bromley Park Metropolitan District No. 2:
5.000%, 12/01/2024 (Insured by BAM)	300,000	310,551
5.000%, 12/01/2025 (Insured by BAM)	315,000	331,908
City & County of Denver CO:
5.250%, 11/15/2026	2,000,000	2,132,435
5.500%, 11/15/2026 (Callable 11/15/2023)	1,500,000	1,525,173
5.000%, 12/01/2026	5,000,000	5,289,285
5.250%, 11/15/2027	1,500,000	1,615,582
Colorado Bridge Enterprise,
4.000%, 06/30/2025	570,000	576,169
Colorado Educational &
Cultural Facilities Authority:
4.000%, 04/01/2023	35,000	35,055
5.000%, 10/01/2023 (ETM)	1,360,000	1,379,089
5.250%, 03/01/2025 (Insured by NATL)	1,950,000	2,015,986
4.000%, 07/01/2025	140,000	142,572
4.000%, 12/15/2025(3)	545,000	545,475
5.000%, 06/15/2027 (Callable 06/15/2026)	635,000	668,641
Colorado Health Facilities Authority:
5.000%, 10/01/2026	425,000	448,611
2.125%, 05/15/2028 (Callable 05/15/2023)	1,750,000	1,591,378
5.000%, 08/01/2028	1,235,000	1,332,956
3.500%, 05/15/2030 (Callable 05/15/2023)	3,500,000	3,088,426
5.000%, 12/01/2030 (Callable 06/01/2025)	1,030,000	1,052,227
5.000%, 11/15/2036
(Pre-refunded to 11/15/2023)(1)	55,000	55,877
5.000%, 11/15/2036
(Mandatory Tender Date 11/15/2023)(1)	140,000	141,958
5.000%, 06/01/2047
(Pre-refunded to 06/01/2027)	1,750,000	1,908,672
5.000%, 11/15/2048
(Mandatory Tender Date 11/20/2025)(1)	195,000	203,979
3.680%, 05/15/2061
(SIFMA Municipal Swap Index + 0.550%)
(Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	3,000,000	2,965,346
5.000%, 05/15/2062 (Callable 08/15/2027)
(Mandatory Tender Date 08/15/2028)(1)	7,515,000	8,312,741
Colorado Housing & Finance Authority:
4.000%, 05/01/2048
(Callable 11/01/2026) (Insured by GNMA)	225,000	225,141
4.250%, 11/01/2049
(Callable 11/01/2028) (Insured by GNMA)	670,000	675,949
3.250%, 05/01/2052
(Callable 11/01/2030) (Insured by GNMA)	4,505,000	4,382,778
Denver Health & Hospital Authority,
4.000%, 12/01/2027 (Callable 12/01/2023)	255,000	255,530
E-470 Public Highway Authority,
3.231%, 09/01/2039 (SOFR + 0.350%)
(Callable 06/01/2024)
(Mandatory Tender Date 09/01/2024)(2)	7,525,000	7,468,305
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/01/2024)	2,600,000	2,528,344
Gunnison County Crested
Butte Fire Protection District,
4.000%, 12/01/2025	675,000	696,377
High Plains Metropolitan District,
4.000%, 12/01/2024 (Insured by NATL)	225,000	228,854
Lincoln Park Metropolitan District,
4.000%, 12/01/2023 (Insured by AGM)	150,000	151,235
Pueblo Urban Renewal Authority,
0.000%, 12/01/2025(3)	850,000	716,770
Tallyns Reach Metropolitan District No. 3,
5.000%, 12/01/2023 (Insured by BAM)	30,000	30,487
Vauxmont Metropolitan District:
5.000%, 12/15/2026
(Callable 12/15/2024) (Insured by AGM)	135,000	144,505
5.000%, 12/15/2027
(Callable 12/15/2024) (Insured by AGM)	160,000	171,403
Vista Ridge Metropolitan District,
4.500%, 12/01/2024 (Insured by BAM)	200,000	205,634
Total Colorado
(Cost $58,097,020)		57,023,325	3.2%
Connecticut
City of Bridgeport CT:
5.000%, 02/01/2024 (Insured by BAM)	475,000	485,192
5.000%, 02/15/2024	850,000	867,820
5.000%, 08/01/2024	175,000	180,363
5.000%, 08/01/2025	200,000	210,088
5.000%, 02/15/2027	2,480,000	2,674,839
5.000%, 08/01/2027	300,000	326,002
City of West Haven CT:
4.000%, 09/15/2025	505,000	517,588
4.000%, 09/15/2026	505,000	520,970
4.000%, 09/15/2027	245,000	253,444
Connecticut Housing Finance Authority:
4.000%, 11/15/2044 (Callable 11/15/2023)	25,000	24,976
4.000%, 11/15/2045 (Callable 11/15/2027)	120,000	120,209
4.000%, 05/15/2049 (Callable 11/15/2028)	1,125,000	1,128,650
3.500%, 11/15/2051 (Callable 05/15/2031)	3,420,000	3,352,697
Connecticut State Health &
Educational Facilities Authority:
5.000%, 07/01/2023	855,000	860,057
5.000%, 07/01/2024	965,000	981,834

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut State Health &
Educational Facilities Authority: (cont.)
2.750%, 01/01/2026
(Callable 01/15/2023)(3)	$100,000	$99,987
5.000%, 07/01/2028 (Callable 07/01/2024)	685,000	700,866
Connecticut State Higher Education
Supplement Loan Authority:
5.000%, 11/15/2023 (ETM)	400,000	407,248
5.000%, 11/15/2023 (ETM)	850,000	865,401
5.000%, 11/15/2024 (ETM)	450,000	468,756
5.000%, 11/15/2024 (ETM)	225,000	234,378
East Hartford Housing Authority,
4.250%, 02/01/2027 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)
(Insured by HUD)(1)	1,000,000	1,008,668
State of Connecticut:
4.080%, 03/01/2024 (SIFMA Municipal
Swap Index + 0.950%)(2)	270,000	272,552
4.000%, 06/15/2025	1,000,000	1,027,889
5.000%, 09/15/2026	1,000,000	1,082,049
5.000%, 10/01/2026	1,040,000	1,128,229
5.000%, 06/15/2027	500,000	547,462
5.000%, 10/01/2027 (Callable 10/01/2023)	1,005,000	1,022,110
Town of Hamden CT,
5.000%, 08/01/2023 (Insured by BAM)	150,000	151,556
Town of Plainfield CT,
3.375%, 07/15/2026 (Callable 07/15/2024)	275,000	277,129
Town of Plymouth CT,
3.000%, 10/15/2027
(Callable 10/15/2024) (Insured by BAM)	300,000	301,721
Town of Stratford CT:
5.000%, 05/15/2026 (Insured by BAM)	265,000	282,684
5.000%, 05/15/2028 (Insured by BAM)	400,000	440,103
University of Connecticut,
5.000%, 05/01/2025	2,000,000	2,102,514
Total Connecticut
(Cost $25,588,083)		24,926,031	1.4%
Delaware
Delaware Municipal Electric Corp.:
5.000%, 10/01/2024 (Insured by BAM)	230,000	238,755
5.000%, 10/01/2025 (Insured by BAM)	140,000	148,570
Delaware State Economic
Development Authority:
5.000%, 10/01/2028
(Callable 10/01/2024) (Insured by AGM)	1,000,000	1,035,630
5.000%, 10/01/2029 (Callable 01/30/2023)	1,000,000	1,001,388
Delaware State Housing Authority,
2.600%, 07/01/2043
(Callable 06/01/2023) (Insured by GNMA)	98,426	91,664
Delaware Transportation Authority,
2.500%, 07/01/2029 (Callable 07/01/2026)	1,000,000	972,404
Total Delaware
(Cost $3,602,914)		3,488,411	0.2%
District of Columbia
District of Columbia:
5.000%, 07/01/2025	500,000	514,896
3.000%, 06/01/2030	1,205,000	1,108,207
District of Columbia Housing Finance Agency:
3.500%, 06/15/2023	50,000	49,981
0.350%, 04/01/2025 (Mandatory Tender
Date 04/01/2024) (Insured by FNMA)(1)	1,800,000	1,712,884
1.750%, 09/01/2025 (Mandatory Tender
Date 09/01/2023) (Insured by FHA)(1)	2,260,000	2,232,350
District of Columbia
Water & Sewer Authority,
3.000%, 10/01/2057 (Callable 07/01/2027)
(Mandatory Tender Date 10/01/2027)(1)	12,100,000	11,835,182
Metropolitan Washington Airports Authority,
5.000%, 10/01/2029 (Callable 10/01/2024)	3,250,000	3,322,000
Total District of Columbia
(Cost $21,475,174)		20,775,500	1.2%
Florida
Capital Trust Agency, Inc.,
4.000%, 12/15/2024	145,000	144,487
City of Jacksonville FL:
5.000%, 10/01/2025	500,000	530,198
5.000%, 11/01/2028 (Callable 11/01/2027)	445,000	471,430
5.000%, 10/01/2029 (Callable 10/01/2026)	1,175,000	1,261,648
City of Lakeland FL,
5.000%, 11/15/2028 (Callable 11/15/2026)	640,000	676,867
City of Melbourne FL,
0.000%, 10/01/2023 (Insured by NATL)	100,000	97,634
City of Tallahassee FL:
5.000%, 12/01/2024	200,000	205,349
5.000%, 12/01/2025	500,000	520,186
5.000%, 12/01/2026 (Callable 12/01/2025)	955,000	992,497
5.000%, 12/01/2027 (Callable 12/01/2025)	400,000	414,513
County of Brevard FL,
5.000%, 07/01/2031 (Callable 07/01/2027)	550,000	594,242
County of Broward FL:
5.000%, 09/01/2025 (Callable 09/01/2023)	1,540,000	1,559,817
5.000%, 09/01/2026 (Callable 09/01/2023)	1,045,000	1,058,242
5.000%, 09/01/2027 (Callable 09/01/2023)	1,525,000	1,544,124
4.000%, 10/01/2042 (Callable 01/30/2023)	300,000	285,752
County of Miami-Dade FL:
0.000%, 10/01/2023
(ETM) (Insured by NATL)	200,000	195,525
4.500%, 03/01/2033 (Callable 03/01/2023)	200,000	200,508
Florida Department of
Environmental Protection,
5.000%, 07/01/2025	525,000	553,823
Florida Development Finance Corp.:
4.000%, 06/15/2024	860,000	859,232
2.625%, 12/15/2024(3)	375,000	364,062
5.000%, 04/01/2025	200,000	206,907
5.000%, 06/15/2025	220,000	224,975
5.250%, 02/01/2026
(Pre-refunded to 08/01/2023)	100,000	101,305
5.000%, 06/15/2026	370,000	381,281
5.000%, 06/15/2026	270,000	278,232
2.375%, 06/01/2027
(Callable 06/01/2023)(3)	830,000	738,962
5.000%, 06/15/2027	390,000	404,144
5.000%, 06/15/2027	285,000	295,336
5.000%, 06/15/2028 (Callable 06/15/2027)	355,000	367,217
5.250%, 06/15/2029
(Callable 06/15/2027)(3)	1,000,000	967,600
3.000%, 07/01/2031(3)	1,225,000	1,089,292
Florida Gulf Coast
University Financing Corp.,
5.000%, 02/01/2027	270,000	288,034
Florida Higher Educational
Facilities Financial Authority:
5.000%, 04/01/2028 (Callable 04/01/2026)	485,000	506,580
5.000%, 11/01/2032 (Callable 11/01/2026)	965,000	1,018,096
Florida Housing Finance Corp.,
4.000%, 07/01/2047 (Callable
07/01/2025) (Insured by GNMA)	50,000	49,933

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida Municipal Loan Council:
0.000%, 04/01/2023 (Insured by NATL)	$265,000	$262,416
5.000%, 12/01/2023 (Insured by AGM)	160,000	162,753
5.000%, 12/01/2024 (Insured by AGM)	85,000	88,390
Greater Orlando Aviation Authority,
5.000%, 10/01/2027	4,000,000	4,257,874
Herons Glen Recreation District,
2.500%, 05/01/2027 (Insured by BAM)	250,000	239,133
Hillsborough County
Industrial Development Authority,
3.500%, 10/01/2028
(Pre-refunded to 10/01/2023)	405,000	406,180
Hillsborough County School Board,
5.000%, 07/01/2028 (Callable 07/01/2026)	370,000	392,677
Hollywood Beach Community
Development District I,
5.000%, 10/01/2027	545,000	575,258
Hollywood Community
Redevelopment Agency:
5.000%, 03/01/2023	665,000	666,712
5.000%, 03/01/2024	820,000	837,170
Jacksonville Electric Authority:
5.000%, 10/01/2023	150,000	152,228
5.000%, 10/01/2023	210,000	213,118
Lee County School Board,
5.000%, 08/01/2023	190,000	192,265
Miami-Dade County Educational
Facilities Authority,
5.000%, 04/01/2023	150,000	150,649
Orange County Health Facilities Authority:
4.000%, 08/01/2024	25,000	24,995
5.000%, 08/01/2028 (Callable 08/01/2024)	2,000,000	2,034,013
Orange County Housing Finance Authority:
4.000%, 09/01/2040
(Callable 09/01/2024) (Insured by GNMA)	110,000	109,898
4.250%, 09/01/2049
(Callable 09/01/2027) (Insured by GNMA)	170,000	171,347
Osceola County Expressway Authority,
0.000%, 10/01/2024 (ETM)	275,000	260,769
Pinellas County Housing Authority,
1.000%, 11/01/2027 (Insured by FNMA)	2,595,000	2,387,586
Pinellas County Industrial
Development Authority,
5.000%, 07/01/2029	450,000	454,341
Reedy Creek Improvement District,
5.000%, 10/01/2024 (Callable 10/01/2023)	145,000	147,336
Sarasota County Public Hospital District,
5.250%, 07/01/2024 (Insured by NATL)	130,000	132,760
School Board of Miami-Dade County,
5.000%, 05/01/2031
(Pre-refunded to 05/01/2024)(1)	1,455,000	1,492,969
Seminole County Industrial
Development Authority:
4.000%, 06/15/2024(3)	130,000	128,560
4.000%, 06/15/2025(3)	100,000	97,901
4.000%, 06/15/2026(3)	155,000	149,858
4.000%, 06/15/2027(3)	240,000	229,331
St. Johns River Power Park,
5.000%, 10/01/2024 (Callable 01/30/2023)	105,000	105,163
St. Lucie County School Board,
5.000%, 07/01/2027 (Callable 07/01/2023)	1,150,000	1,159,939
State of Florida,
5.000%, 07/01/2025	1,500,000	1,586,069
Sumter County Industrial
Development Authority,
5.000%, 07/01/2026
(Callable 07/01/2024)	2,550,000	2,618,845
UCF Convocation Corp.:
5.000%, 10/01/2028 (Callable 10/01/2025)	655,000	689,764
5.000%, 10/01/2030 (Callable 10/01/2025)	935,000	981,853
University of North Florida Financing Corp.,
5.000%, 11/01/2023 (Insured by AGM)	485,000	490,931
Volusia County Educational
Facility Authority:
5.000%, 10/15/2029 (Callable 04/15/2025)	1,035,000	1,069,330
5.000%, 10/15/2033 (Callable 04/15/2025)	550,000	566,571
Total Florida
(Cost $46,918,985)		45,134,982	2.6%
Georgia
Athens Housing Authority:
5.000%, 06/15/2027	1,570,000	1,705,994
5.000%, 06/15/2028 (Callable 06/15/2027)	1,755,000	1,902,820
Atlanta Development Authority,
5.000%, 07/01/2024	140,000	143,918
Atlanta Urban Residential Finance Authority:
1.350%, 01/01/2025
(Insured by HUD)(1)(3)	2,000,000	2,000,000
2.000%, 09/01/2025
(Mandatory Tender Date 09/01/2024)(1)	8,053,000	7,881,671
Barnesville-Lamar County Industrial
Development Authority,
5.000%, 06/01/2028	350,000	385,360
Burke County Development Authority:
2.250%, 10/01/2032
(Mandatory Tender Date 05/25/2023)(1)	170,000	168,886
1.500%, 01/01/2040
(Mandatory Tender Date 02/03/2025)(1)	6,695,000	6,326,101
1.700%, 12/01/2049
(Mandatory Tender Date 08/22/2024)(1)	1,680,000	1,623,264
City of Atlanta GA:
5.000%, 01/01/2023	450,000	450,000
5.000%, 01/01/2024 (Callable 01/30/2023)	515,000	515,875
4.000%, 07/01/2026 (Callable 07/01/2023)	100,000	100,448
Cobb-Marietta Coliseum
& Exhibit Hall Authority,
5.500%, 10/01/2026 (Insured by NATL)	620,000	654,936
Development Authority for Fulton County:
5.000%, 10/01/2026	1,490,000	1,594,413
5.000%, 10/01/2027	1,015,000	1,103,543
Development Authority of Bulloch County:
5.000%, 07/01/2023	260,000	262,565
5.000%, 07/01/2024	200,000	205,922
5.000%, 07/01/2025	315,000	330,895
5.000%, 07/01/2026	330,000	353,046
Development Authority of Cobb County,
5.000%, 07/15/2024 (ETM)	445,000	459,591
Development Authority of Monroe County,
2.250%, 07/01/2025 (Callable 06/13/2024)	1,390,000	1,333,282
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	540,000	604,203
George L Smith II Congress Center Authority,
3.625%, 01/01/2031(3)	5,120,000	4,463,736
Housing Authority of Clayton County,
1.400%, 04/01/2025 (Callable 01/20/2023)
(Mandatory Tender Date 04/01/2023)(1)(3)	1,900,000	1,889,175
Macon-Bibb County Housing Authority,
4.500%, 10/01/2024 (Callable 01/20/2023)
(Mandatory Tender Date 05/01/2023)
(Insured by HUD)(1)	2,350,000	2,349,346
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Main Street Natural Gas, Inc.:
5.000%, 05/15/2026	$610,000	$627,398
5.000%, 09/01/2026 (Callable 06/01/2026)	500,000	511,464
5.500%, 09/15/2028	1,000,000	1,067,027
3.677%, 04/01/2048 (1 Month LIBOR
USD + 0.750%) (Callable 06/01/2023)
(Mandatory Tender Date 09/01/2023)(2)	4,965,000	4,942,953
4.000%, 03/01/2050 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	8,330,000	8,212,360
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	6,700,000	6,645,144
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	14,750,000	13,867,686
Monroe County Public Facilities Authority,
5.000%, 06/01/2025	200,000	209,970
Municipal Electric Authority of Georgia,
5.000%, 01/01/2028 (Callable 07/01/2026)	1,500,000	1,588,395
Pelham School District:
5.000%, 09/01/2023 (Insured by ST AID)	290,000	293,485
5.000%, 09/01/2024 (Insured by ST AID)	210,000	216,777
Private Colleges & Universities Authority,
5.000%, 06/01/2024	325,000	333,347
Total Georgia
(Cost $82,313,674)		77,324,996	4.4%
Hawaii
State of Hawaii,
5.250%, 08/01/2024 (Callable 08/01/2023)	2,000,000	2,021,499
Total Hawaii
(Cost $2,018,755)		2,021,499	0.1%
Idaho
Boise-Kuna Irrigation District,
5.000%, 06/01/2025 (Callable 12/01/2024)	555,000	575,983
Total Idaho
(Cost $590,113)		575,983	0.0%
Illinois
Adams & Hancock Counties
Community Unit School District No. 4,
4.000%, 12/01/2026
(Callable 12/01/2025) (Insured by BAM)	275,000	283,718
Channahon Park District:
4.000%, 12/15/2025 (Insured by BAM)	365,000	375,102
4.000%, 12/15/2026 (Insured by BAM)	380,000	393,796
Chicago Board of Education:
5.000%, 12/01/2023 (Insured by AGM)	500,000	507,479
5.250%, 12/01/2023 (Insured by AGC)	345,000	350,925
Chicago Midway International Airport,
5.000%, 01/01/2028 (Callable 01/01/2026)	1,750,000	1,810,726
Chicago Park District:
5.000%, 01/01/2024 (ETM)	1,150,000	1,173,675
5.000%, 01/01/2024	155,000	157,642
City of Chicago IL:
5.000%, 01/01/2024 (Callable 01/30/2023)	705,000	705,870
5.000%, 11/01/2025	2,000,000	2,088,035
5.000%, 11/01/2026 (Callable 11/01/2024)	1,410,000	1,444,620
5.000%, 11/01/2026	2,900,000	3,054,855
0.000%, 01/01/2027 (Insured by NATL)	5,510,000	4,771,832
5.000%, 01/01/2027 (Callable 01/01/2025)	1,085,000	1,120,779
5.000%, 11/01/2028 (Callable 11/01/2024)	900,000	921,453
5.000%, 11/01/2028 (Callable 11/01/2026)	1,000,000	1,044,275
5.000%, 11/01/2029 (Callable 11/01/2026)	1,550,000	1,612,053
City of Country Club Hills IL:
3.000%, 01/01/2026 (Insured by BAM)	285,000	284,048
3.000%, 01/01/2027 (Insured by BAM)	425,000	422,973
3.000%, 01/01/2028 (Insured by BAM)	185,000	183,608
City of Evanston IL,
3.000%, 12/01/2028	5,885,000	5,933,733
City of Galesburg IL:
5.000%, 10/01/2025	125,000	129,265
5.000%, 10/01/2026	145,000	151,447
5.000%, 10/01/2027	175,000	184,249
5.000%, 10/01/2028	175,000	185,499
City of Princeton IL:
4.000%, 01/01/2023 (Insured by AGM)	50,000	50,000
4.000%, 01/01/2025 (Insured by AGM)	120,000	122,483
City of Rockford IL,
5.000%, 12/15/2023 (Insured by BAM)	110,000	111,985
City of Springfield IL:
5.000%, 12/01/2023	155,000	157,667
5.000%, 03/01/2024	180,000	183,934
5.000%, 12/01/2031 (Callable 12/01/2025)	325,000	341,705
Community Unit School District No. 427,
0.000%, 01/01/2026 (Insured by AGM)	1,000,000	898,224
Cook County School District No. 130,
5.000%, 12/01/2025 (Insured by AGM)	1,320,000	1,398,410
Cook County School District No. 154,
3.500%, 12/01/2024 (Insured by BAM)	114,000	114,568
Cook County School District No. 99:
4.000%, 12/01/2024	760,000	774,980
4.000%, 12/01/2026 (Insured by BAM)	1,150,000	1,199,158
4.000%, 12/01/2027 (Insured by BAM)	1,195,000	1,256,326
Cook County Township
High School District No. 201,
0.000%, 12/01/2025 (Insured by AGM)	165,000	148,796
County of Cook IL:
5.000%, 11/15/2028 (Callable 11/15/2026)	3,000,000	3,203,097
5.000%, 11/15/2032 (Callable 11/15/2027)	1,000,000	1,073,341
DeKalb County Community
Unit School District No. 424,
0.000%, 01/01/2024
(ETM) (Insured by AMBAC)	855,000	829,724
Exceptional Children Have Opportunities:
5.000%, 12/01/2024	380,000	394,295
5.000%, 12/01/2025	505,000	534,708
5.000%, 12/01/2025	245,000	259,413
5.000%, 12/01/2026	530,000	571,329
5.000%, 12/01/2026	255,000	274,885
Hampshire Special Service Area No. 13:
3.000%, 03/01/2023 (Insured by BAM)	210,000	209,644
3.000%, 03/01/2026 (Insured by BAM)	90,000	88,362
Hoffman Estates Park District,
5.000%, 12/01/2025	1,630,000	1,699,293
Illinois Development Finance Authority,
0.000%, 07/15/2025 (ETM)	2,885,000	2,653,923
Illinois Finance Authority:
5.000%, 05/15/2023	120,000	120,748
5.000%, 08/01/2023	1,455,000	1,462,235
5.000%, 05/15/2024	350,000	358,674
5.000%, 11/01/2024	385,000	392,435
5.000%, 08/15/2027 (Callable 08/15/2025)	1,000,000	1,039,402
5.000%, 09/01/2029 (Callable 09/01/2026)	1,575,000	1,657,538
5.000%, 10/01/2030 (Callable 10/01/2026)	500,000	530,425
4.000%, 11/01/2030	3,395,000	3,431,144
4.000%, 12/01/2032 (Callable 06/01/2026)	1,000,000	1,000,477
4.217%, 11/01/2034 (SOFR + 1.200%)
(Callable 03/01/2025)
(Mandatory Tender Date 09/01/2025)(2)	1,970,000	1,965,670
4.000%, 07/01/2038
(Pre-refunded to 07/01/2026)	5,005,000	5,230,088
5.000%, 05/15/2050 (Callable 05/15/2026)
(Mandatory Tender Date 11/15/2026)(1)	4,160,000	4,385,652

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois Housing Development Authority:
2.600%, 10/01/2025 (Insured by GNMA)	$475,000	$465,643
2.750%, 04/01/2026 (Insured by GNMA)	605,000	594,018
2.450%, 06/01/2043
(Callable 01/30/2023) (Insured by GNMA)	189,294	151,687
4.500%, 10/01/2048
(Callable 04/01/2028) (Insured by GNMA)	430,000	435,941
2.830%, 05/15/2050
(SIFMA Municipal Swap Index + 1.000%)
(Callable 11/15/2024)
(Mandatory Tender Date 05/15/2025)(2)	1,250,000	1,251,124
6.250%, 10/01/2052
(Callable 04/01/2032) (Insured by GNMA)	5,000,000	5,479,843
Joliet Park District,
4.000%, 02/01/2023 (Insured by BAM)	150,000	150,078
Joliet Regional Port District,
4.000%, 06/30/2025
(Callable 06/30/2024) (Insured by AGM)	40,000	40,703
Kane County School District No. 131,
3.500%, 06/01/2024
(Callable 01/30/2023) (Insured by AGM)	5,000	5,005
Kankakee, Iroquois, Ford, Etc. Counties
Community Unit School District No. 2,
4.000%, 12/01/2023 (Insured by AGM)	445,000	448,703
Kankakee, Will, Grundy, Etc. Counties
Community College District No. 520,
3.500%, 12/01/2026	2,885,000	2,894,842
Kendall County Forest Preserve District,
4.000%, 01/01/2025 (Insured by BAM)	215,000	219,448
Kendall Kane & Will Counties
Community Unit School District No. 308,
5.000%, 02/01/2026 (Insured by BAM)	2,775,000	2,951,032
Lake County Community
Unit School District No. 116,
5.000%, 01/15/2025 (Callable 01/15/2023)	340,000	340,193
Lake County Elementary
School District No. 6,
0.000%, 12/01/2024 (Insured by AMBAC)	70,000	64,739
Lake County School District No. 38:
0.000%, 02/01/2023 (Insured by AMBAC)	1,135,000	1,131,673
0.000%, 02/01/2025 (Insured by AMBAC)	210,000	194,392
Macon County School District No. 61:
4.000%, 12/01/2026 (Insured by AGM)	460,000	475,869
4.000%, 12/01/2027 (Insured by AGM)	850,000	873,200
McHenry & Kane Counties Community
Consolidated School District No. 158,
0.000%, 01/01/2024 (Insured by AGC)	5,200,000	5,034,957
McHenry County Community
Unit School District No. 200,
5.250%, 01/15/2027 (Callable 01/15/2024)	160,000	163,834
Metropolitan Pier & Exposition Authority:
5.500%, 12/15/2023 (Insured by NATL)	80,000	81,016
0.000%, 06/15/2024 (Insured by NATL)	35,000	33,204
0.000%, 12/15/2025 (Insured by NATL)	65,000	58,405
Metropolitan Water Reclamation
District of Greater Chicago,
5.000%, 12/01/2027 (Callable 12/01/2026)	535,000	578,159
Newport Township Fire Protection District,
4.000%, 01/01/2023 (Insured by BAM)	135,000	135,000
Northern Illinois University:
5.000%, 04/01/2027 (Insured by BAM)	550,000	583,172
5.000%, 04/01/2028 (Insured by BAM)	650,000	695,858
5.000%, 10/01/2029 (Insured by BAM)	480,000	519,229
5.000%, 10/01/2030 (Insured by BAM)	325,000	352,561
Park Ridge Park District,
2.500%, 12/01/2028	2,960,000	2,895,543
Pike & Adams Counties Community
Unit School District No. 4,
4.000%, 12/01/2024 (Insured by BAM)	345,000	351,753
Plano Special Service Areas No. 3 & 4,
4.000%, 03/01/2030 (Callable 03/01/2025)	235,000	240,547
Regional Transportation Authority,
5.750%, 06/01/2023 (Insured by AGM)	40,000	40,424
Sales Tax Securitization Corp.,
5.000%, 01/01/2024	200,000	203,920
Shelby Christian Macon Counties
Community School District No. 21:
4.000%, 12/01/2025
(Callable 12/01/2023) (Insured by AGM)	400,000	403,222
4.000%, 12/01/2026
(Callable 12/01/2023) (Insured by AGM)	435,000	438,153
South Sangamon Water Commission,
4.000%, 01/01/2027 (Insured by AGM)	400,000	410,300
Southwestern Illinois Development Authority,
7.125%, 11/01/2030
(Pre-refunded to 11/01/2023)	195,000	201,077
St. Charles Public Library District,
4.000%, 11/01/2028 (Callable 11/01/2024)	455,000	465,038
St. Clair County School District No. 119,
5.000%, 04/01/2023 (Insured by AGM)	300,000	301,327
State of Illinois:
5.000%, 06/15/2023	270,000	271,818
5.000%, 06/15/2023	670,000	674,513
5.000%, 10/01/2023	2,785,000	2,811,293
5.000%, 10/01/2025	4,350,000	4,457,085
5.000%, 06/15/2026	6,560,000	6,829,571
6.000%, 06/15/2026 (Insured by BAM)	200,000	218,801
Town of Cicero IL,
4.000%, 01/01/2026 (Insured by BAM)	590,000	599,144
United City of Yorkville IL,
4.050%, 12/01/2027 (Callable 12/01/2023)	120,000	121,429
Upper Illinois River Valley
Development Authority,
5.000%, 12/01/2023	400,000	404,227
Village of Calumet Park IL,
5.250%, 12/01/2029
(Callable 12/01/2024) (Insured by BAM)	500,000	522,376
Village of Crestwood IL:
4.000%, 12/15/2023 (Insured by BAM)	540,000	544,743
4.500%, 12/15/2025
(Callable 01/30/2023) (Insured by BAM)	60,000	60,075
Village of Glendale Heights IL,
4.000%, 12/15/2030 (Callable 12/15/2027)	750,000	788,242
Village of Kenilworth IL:
4.000%, 12/01/2024	375,000	383,814
4.000%, 12/01/2025	390,000	404,458
4.000%, 12/01/2026	405,000	424,465
4.000%, 12/01/2027	220,000	232,832
Village of Lansing IL:
5.000%, 03/01/2023 (Insured by AGM)	275,000	275,576
5.000%, 03/01/2024 (Insured by BAM)	230,000	233,895
Village of Lyons IL,
5.000%, 12/01/2025
(Callable 01/30/2023) (Insured by BAM)	25,000	25,034
Village of Matteson IL,
4.000%, 12/01/2026 (Insured by BAM)	400,000	412,915
Village of Orland Hills IL,
4.000%, 12/01/2023 (Insured by BAM)	130,000	130,687
Village of Rantoul IL,
4.300%, 01/01/2025 (Callable 01/30/2023)	125,000	125,128

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of River Grove IL,
4.000%, 12/15/2028 (Insured by BAM)	$430,000	$449,064
Village of Sauk Village IL,
4.000%, 12/01/2024 (Insured by BAM)	1,260,000	1,284,835
Village of Stone Park IL:
4.000%, 02/01/2023 (Insured by BAM)	130,000	130,059
4.000%, 02/01/2024 (Insured by BAM)	135,000	136,165
4.000%, 02/01/2025 (Insured by BAM)	140,000	142,745
4.000%, 02/01/2026 (Insured by BAM)	220,000	226,735
4.750%, 02/01/2028
(Callable 02/01/2023) (Insured by BAM)	50,000	50,068
Village of Sugar Grove IL,
3.000%, 12/15/2025 (Callable 01/30/2023)	225,000	225,051
Washington County Community
Unit School Dist No. 10,
4.000%, 12/15/2024 (Insured by AGM)	250,000	255,024
Will County Community
High School District No. 210:
0.000%, 01/01/2023
(ETM) (Insured by AGM)	365,000	365,000
0.000%, 01/01/2023 (Insured by AGM)	325,000	325,000
0.000%, 01/01/2024
(ETM) (Insured by AGM)	510,000	494,923
0.000%, 01/01/2024 (Insured by AGM)	275,000	265,857
5.000%, 01/01/2029 (Callable 01/01/2023)	35,000	35,000
Will County Elementary
School District No. 122,
0.000%, 11/01/2023
(ETM) (Insured by AGM)	195,000	190,164
Will County School District No. 86,
3.000%, 03/01/2025 (Callable 03/01/2024)	600,000	600,508
Will County Township
High School District No. 204,
5.000%, 01/01/2023	195,000	195,000
Winnebago & Boone Counties
School District No. 205,
4.000%, 02/01/2028 (Callable 02/01/2023)	965,000	965,634
Woodford, Lasalle, Livingston, Etc. Counties
Community Unit School District No. 6,
4.000%, 12/01/2026 (Insured by BAM)	175,000	181,560
Total Illinois
(Cost $133,564,392)		129,241,740	7.3%
Indiana
Aurora School Building Corp.,
5.000%, 01/15/2025 (Insured by ST AID)	1,300,000	1,346,353
Cass County Indiana Building Corp.,
5.000%, 01/15/2028 (Insured by ST AID)	400,000	433,540
City of Elkhart IN:
3.000%, 04/01/2028 (Insured by BAM)	340,000	337,126
3.000%, 10/01/2028 (Insured by BAM)	345,000	341,598
City of Hobart IN,
3.000%, 07/01/2025 (Insured by ST AID)	395,000	388,543
City of Kendallville IN,
3.500%, 11/01/2024 (Mandatory Tender
Date 11/01/2023) (Insured by HUD)(1)	1,935,000	1,929,051
City of Mishawaka IN,
5.000%, 03/01/2025 (Insured by AGM)	100,000	104,550
City of Muncie IN,
4.000%, 01/15/2024 (Insured by AGM)	170,000	171,362
City of Valparaiso IN,
4.000%, 08/01/2026 (Callable 08/01/2023)	375,000	377,822
County of St. Joseph IN,
5.000%, 04/01/2025	1,405,000	1,456,294
Fairfield School Building Corp.,
3.000%, 07/15/2028 (Insured by ST AID)	1,800,000	1,813,798
Fishers Redevelopment Authority:
4.000%, 01/15/2023	270,000	270,063
4.000%, 07/15/2023	275,000	276,280
Hammond Multi-School Building Corp.:
5.000%, 01/15/2025 (Insured by ST AID)	525,000	546,266
4.000%, 07/15/2025 (Insured by ST AID)	125,000	128,320
Indiana Finance Authority:
5.000%, 02/01/2023	25,000	25,035
5.000%, 09/15/2023	75,000	75,615
5.000%, 09/01/2024	390,000	395,187
5.000%, 09/15/2024	815,000	834,104
5.000%, 09/15/2024	155,000	158,351
5.000%, 09/01/2025	445,000	453,681
5.000%, 09/15/2025	325,000	334,124
3.000%, 10/01/2025 (Callable 10/01/2023)	95,000	91,335
5.000%, 10/01/2025	675,000	697,672
5.000%, 07/01/2026	730,000	762,200
5.000%, 09/01/2026	1,520,000	1,556,918
5.000%, 09/15/2026 (Callable 09/15/2024)	700,000	715,328
3.000%, 10/01/2026 (Callable 10/01/2023)	95,000	90,045
5.000%, 10/01/2028	260,000	274,775
5.000%, 10/01/2029 (Callable 10/01/2026)	1,225,000	1,319,846
Indiana Housing & Community
Development Authority:
5.000%, 11/01/2025
(Mandatory Tender Date 11/01/2024)(1)	1,300,000	1,327,175
3.500%, 01/01/2049
(Callable 01/01/2029) (Insured by GNMA)	900,000	890,618
Indianapolis Board of School Commissioners:
5.000%, 07/15/2024 (Insured by ST AID)	500,000	515,610
5.000%, 07/15/2025 (Insured by ST AID)	750,000	788,839
5.000%, 01/15/2026 (Insured by ST AID)	1,000,000	1,062,277
Indianapolis Local Public
Improvement Bond Bank,
5.000%, 02/01/2030 (Callable 12/29/2023)	1,025,000	1,042,160
Marion High School Building Corp.:
4.000%, 01/15/2023 (Insured by ST AID)	215,000	215,049
4.000%, 01/15/2025 (Insured by ST AID)	200,000	203,831
Michigan City School Building Corp.,
5.000%, 07/15/2023 (Insured by ST AID)	350,000	351,868
Mishawaka School City
Multi-School Building Corp.,
5.000%, 01/15/2024 (Insured by ST AID)	615,000	620,888
Munster School Building Corp.:
5.000%, 01/15/2023 (Insured by ST AID)	215,000	215,119
4.000%, 07/15/2023 (Insured by ST AID)	160,000	160,795
5.000%, 01/15/2024 (Insured by ST AID)	225,000	229,502
Plainfield Redevelopment Authority:
4.000%, 02/01/2026 (Insured by ST AID)	605,000	618,125
4.000%, 08/01/2026 (Insured by ST AID)	630,000	643,201
4.000%, 02/01/2027 (Insured by ST AID)	645,000	657,434
4.000%, 08/01/2027 (Insured by ST AID)	665,000	676,068
4.000%, 08/01/2034
(Callable 08/01/2023) (Insured by ST AID)	470,000	470,056
Salem Middle School Building Corp.,
4.000%, 01/15/2024 (Insured by ST AID)	195,000	196,701
Town of Rossville IN,
3.500%, 07/01/2023	115,000	114,996
Vinton-Tecumseh School Building Corp.,
5.000%, 01/15/2023 (Insured by ST AID)	145,000	145,079
Wabash City Schools Building Corp.:
4.000%, 07/15/2024 (Insured by ST AID)	110,000	111,370
4.000%, 01/15/2025 (Insured by ST AID)	140,000	142,488
4.000%, 07/15/2025 (Insured by ST AID)	240,000	245,489

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington Indiana
Elementary School Building Corp.,
3.000%, 01/15/2024 (Insured by ST AID)	$335,000	$333,578
Westfield High School Building Corp.,
5.000%, 01/15/2024 (Insured by ST AID)	200,000	203,594
Total Indiana
(Cost $30,822,707)		29,887,092	1.7%
Iowa
Bondurant-Farrar Community School District,
3.000%, 06/01/2023 (Insured by AGM)	110,000	109,931
City of Coralville IA:
4.000%, 06/01/2024	300,000	299,098
4.000%, 06/01/2025 (Callable 06/01/2024)	455,000	453,514
City of New Hampton IA,
3.000%, 06/01/2023 (Insured by BAM)	135,000	134,882
Iowa Finance Authority:
5.000%, 02/15/2031 (Callable 02/15/2024)	2,225,000	2,263,645
7.500%, 01/01/2032
(Callable 01/01/2030)(3)	2,250,000	2,156,645
3.500%, 07/01/2046
(Callable 01/01/2026) (Insured by GNMA)	80,000	79,384
4.000%, 07/01/2047
(Callable 07/01/2027) (Insured by GNMA)	500,000	500,210
4.000%, 07/01/2047
(Callable 07/01/2028) (Insured by GNMA)	775,000	777,438
3.000%, 07/01/2051
(Callable 01/01/2031) (Insured by GNMA)	970,000	931,664
6.000%, 07/01/2052
(Callable 07/01/2032) (Insured by GNMA)	3,250,000	3,544,641
3.570%, 05/15/2056 (SOFR + 0.550%)
(Callable 05/15/2025)
(Mandatory Tender Date 05/15/2026)(2)	6,000,000	5,666,531
Iowa Higher Education Loan Authority:
3.000%, 04/01/2024	500,000	497,760
3.000%, 04/01/2025	775,000	766,398
3.000%, 04/01/2026	800,000	787,724
3.000%, 04/01/2027	820,000	801,365
3.000%, 04/01/2028	845,000	814,740
Lake Panorama Improvement Zone:
3.000%, 06/01/2023	405,000	403,923
3.000%, 06/01/2024	420,000	417,353
3.000%, 06/01/2025	430,000	424,716
PEFA, Inc.,
5.000%, 09/01/2049 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	1,900,000	1,945,331
Total Iowa
(Cost $24,648,461)		23,776,893	1.4%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	950,000	934,719
City of Manhattan KS,
4.000%, 06/01/2027 (Callable 06/01/2025)	1,350,000	1,345,757
Kansas Power Pool,
5.000%, 12/01/2023	545,000	554,231
Public Building Commission
of Johnson County,
5.000%, 09/01/2023	50,000	50,663
Total Kansas
(Cost $2,855,109)		2,885,370	0.2%
Kentucky
Calloway County Public Library District,
2.500%, 06/01/2029	790,000	769,421
City of Henderson KY,
3.500%, 11/01/2028	2,865,000	2,904,536
City of Versailles KY,
3.000%, 08/15/2026 (Callable 08/15/2024)	2,570,000	2,562,634
County of Carroll KY,
1.550%, 09/01/2042
(Mandatory Tender Date 09/01/2026)(1)	750,000	682,241
County of Kenton KY:
5.000%, 04/01/2024	375,000	384,439
5.000%, 04/01/2026	725,000	775,891
Danville Independent School
District Finance Corp.,
2.000%, 03/01/2023 (Insured by ST AID)	75,000	74,782
Frankfort Independent School
District Finance Corp.,
2.050%, 08/01/2024 (Insured by ST AID)	615,000	599,009
Harlan County School District Finance Corp.,
3.000%, 08/01/2025
(Callable 02/01/2025) (Insured by ST AID)	1,150,000	1,148,332
Kentucky Association of Counties,
4.000%, 02/01/2026	10,000	10,292
Kentucky Association of
Counties Finance Corp.,
4.000%, 02/01/2028	240,000	251,489
Kentucky Bond Development Corp.:
3.000%, 03/01/2024	160,000	159,741
4.000%, 03/01/2025	165,000	167,551
5.000%, 03/01/2026	150,000	157,853
5.000%, 03/01/2027	345,000	368,332
5.000%, 03/01/2028	190,000	205,168
Kentucky Economic Development
Finance Authority:
0.000%, 10/01/2024 (Insured by NATL)	1,145,000	1,075,565
0.000%, 12/01/2024
(ETM) (Insured by AGC)	60,000	56,796
5.000%, 07/01/2025	1,500,000	1,520,187
0.000%, 10/01/2025 (Insured by NATL)	335,000	303,714
5.000%, 06/01/2026	240,000	252,390
0.000%, 10/01/2026 (Insured by NATL)	100,000	87,359
5.000%, 07/01/2028 (Callable 07/01/2025)	1,000,000	1,013,511
Kentucky Housing Corp.,
5.850%, 04/01/2048 (Callable 01/30/2023)
(Mandatory Tender Date 04/01/2023)(1)	1,182,900	1,183,736
Kentucky Public Energy Authority:
4.047%, 12/01/2049 (1 Month LIBOR
USD + 1.120%) (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	4,410,000	4,364,756
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	7,925,000	7,844,942
Kentucky State Property
& Building Commission:
5.000%, 05/01/2028	300,000	329,722
5.000%, 10/01/2032
(Callable 10/01/2027) (Insured by AGM)	250,000	272,309
Kentucky State University:
5.000%, 11/01/2027 (Insured by BAM)	140,000	153,001
5.000%, 11/01/2028 (Insured by BAM)	290,000	321,997
5.000%, 11/01/2030 (Insured by BAM)	175,000	200,050
Kentucky Turnpike Authority,
4.000%, 07/01/2026	1,000,000	1,038,712
Louisville & Jefferson County
Metropolitan Government,
5.000%, 10/01/2027 (Callable 10/01/2023)	500,000	504,739

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Magoffin County Justice Center Corp.,
3.000%, 05/01/2023	$345,000	$344,398
Murray State University:
5.000%, 09/01/2023 (Insured by ST AID)	435,000	440,826
3.000%, 03/01/2028
(Callable 03/01/2025) (Insured by ST AID)	400,000	395,000
Northern Kentucky University,
3.500%, 09/01/2028 (Insured by ST AID)	3,305,000	3,368,164
Perry County School District Finance Corp.,
2.000%, 12/01/2029 (Insured by ST AID)	2,580,000	2,451,289
Rural Water Financing Agency,
3.100%, 11/01/2024 (Callable 05/01/2023)	1,000,000	985,713
University of Louisville,
5.000%, 09/01/2026 (Insured by BAM)	845,000	900,569
Total Kentucky
(Cost $42,173,691)		40,631,156	2.3%
Louisiana
Calcasieu Parish Fire Protection District No. 1,
4.000%, 03/01/2024 (Insured by BAM)	155,000	156,638
Calcasieu Parish School District No. 23,
5.000%, 09/01/2024 (Insured by BAM)	250,000	258,521
Calcasieu Parish School District No. 30,
4.000%, 02/15/2023 (Insured by AGM)	125,000	125,116
City of Shreveport LA:
5.000%, 08/01/2023 (Insured by BAM)	175,000	176,616
5.000%, 03/01/2024 (Insured by BAM)	435,000	443,062
5.000%, 08/01/2028
(Callable 08/01/2027) (Insured by BAM)	1,615,000	1,733,890
5.000%, 09/01/2029
(Pre-refunded to 09/01/2024)	3,650,000	3,766,005
3.125%, 10/01/2030(3)	2,215,000	2,057,530
East Ouachita Parish School District,
2.500%, 03/01/2024	200,000	198,227
Ernest N. Morial New Orleans
Exhibition Hall Authority,
5.000%, 07/15/2024	1,925,000	1,972,007
Jefferson Sales Tax District,
5.000%, 12/01/2023 (Insured by AGM)	550,000	560,408
Louisiana Housing Corp.,
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	5,000,000	4,976,075
Louisiana Local Government
Environmental Facilities &
Community Development Authority:
5.000%, 08/01/2024 (Callable 08/01/2023)	185,000	187,045
3.020%, 04/01/2031
(Callable 04/01/2025)(3)	5,428,000	5,331,702
5.750%, 09/01/2035
(Pre-refunded to 09/01/2023)	75,000	76,343
Louisiana Public Facilities Authority:
5.000%, 10/01/2023	705,000	713,961
5.500%, 05/15/2027
(Pre-refunded to 05/15/2026)	2,015,000	2,149,016
Louisiana State University &
Agricultural & Mechanical College,
5.000%, 07/01/2027
(Callable 07/01/2026) (Insured by BAM)	340,000	358,808
Morehouse Parish Hospital
Service District No. 1,
4.000%, 10/01/2027	635,000	614,835
New Orleans Aviation Board:
5.000%, 10/01/2025 (Insured by AGM)	200,000	211,156
5.000%, 01/01/2027 (Callable 01/01/2025)	4,000,000	4,112,430
St. Landry Parish Road District No. 1,
3.250%, 03/01/2025
(Callable 03/01/2024) (Insured by BAM)	210,000	210,295
St. Tammany Parish Wide
School District No. 12:
5.000%, 03/01/2025	500,000	523,820
5.000%, 03/01/2026	415,000	443,942
5.000%, 03/01/2027	605,000	659,188
State of Louisiana,
5.000%, 06/15/2034
(Pre-refunded to 06/15/2024)	85,000	87,682
Total Louisiana
(Cost $32,874,679)		32,104,318	1.8%
Maine
Maine State Housing Authority:
2.700%, 11/15/2029 (Callable 11/15/2025)	190,000	179,424
3.500%, 11/15/2045 (Callable 05/15/2025)	725,000	720,217
4.000%, 11/15/2045 (Callable 11/15/2025)	90,000	89,914
4.000%, 11/15/2046 (Callable 05/15/2026)	770,000	769,330
3.500%, 11/15/2047 (Callable 11/15/2026)	555,000	550,124
4.000%, 11/15/2049 (Callable 05/15/2028)	935,000	936,081
4.000%, 11/15/2050 (Callable 05/15/2029)	1,420,000	1,423,766
5.000%, 11/15/2052 (Callable 11/15/2031)	3,765,000	3,925,795
Total Maine
(Cost $8,869,760)		8,594,651	0.5%
Maryland
City of Baltimore MD:
5.000%, 07/01/2024
(ETM) (Insured by FGIC)	60,000	60,807
5.000%, 10/15/2025	1,465,000	1,558,455
County of Baltimore MD,
3.000%, 09/01/2025 (Callable 01/20/2023)	950,000	950,113
County of Howard MD,
5.000%, 08/15/2026	4,805,000	5,208,173
Maryland Community
Development Administration:
3.250%, 08/01/2024 (Insured by GNMA)	6,000,000	5,877,488
4.050%, 10/01/2024	2,000,000	2,004,428
4.600%, 12/01/2024	7,545,000	7,558,827
3.750%, 03/01/2050 (Callable 03/01/2029)	2,610,000	2,598,954
5.000%, 09/01/2052
(Callable 03/01/2031) (Insured by GNMA)	3,000,000	3,126,135
Maryland Health & Higher
Educational Facilities Authority:
4.000%, 01/01/2023	580,000	580,000
5.000%, 07/01/2024	3,375,000	3,442,725
5.000%, 01/01/2026	495,000	511,927
5.000%, 01/01/2027	430,000	448,522
5.000%, 07/01/2027
(ETM) (Insured by AMBAC)	1,995,000	2,102,960
5.000%, 07/01/2045 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	3,200,000	3,401,147
Maryland Stadium Authority,
5.000%, 06/01/2027	1,515,000	1,650,395
Montgomery County Housing
Opportunities Commission,
4.000%, 07/01/2048 (Callable 07/01/2026)	290,000	289,929
State of Maryland,
5.000%, 03/15/2029 (Callable 03/15/2028)	3,225,000	3,604,281
Total Maryland
(Cost $45,508,266)		44,975,266	2.6%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Massachusetts
Massachusetts Development Finance Agency:
5.000%, 12/01/2023	$190,000	$193,184
5.000%, 07/01/2025	230,000	233,863
5.000%, 07/01/2029 (Callable 01/30/2023)	635,000	635,325
5.000%, 10/01/2033 (Callable 10/01/2023)
(Mandatory Tender Date 04/01/2024)(1)	1,075,000	1,090,565
3.730%, 07/01/2049
(SIFMA Municipal Swap Index + 0.600%)
(Callable 01/03/2023)
(Mandatory Tender Date 01/29/2026)(2)(3)	3,300,000	3,253,240
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044 (Callable 06/01/2025)	90,000	89,885
4.000%, 12/01/2048
(Callable 06/01/2027) (Insured by GNMA)	520,000	520,467
4.000%, 12/01/2048
(Callable 06/01/2027) (Insured by GNMA)	310,000	310,121
4.000%, 06/01/2049 (Callable 12/01/2028)	640,000	641,168
Total Massachusetts
(Cost $7,089,061)		6,967,818	0.4%
Michigan
Bad Axe Public Schools,
4.000%, 05/01/2027 (Callable
05/01/2024) (Insured by Q-SBLF)	630,000	640,585
City of Allen Park Brownfield
Redevelopment Authority:
4.000%, 05/01/2023 (Insured by BAM)	620,000	621,629
4.000%, 05/01/2024 (Insured by BAM)	320,000	323,976
City of Allen Park MI:
4.000%, 05/01/2023 (Insured by BAM)	115,000	115,254
4.000%, 09/01/2023 (Insured by BAM)	300,000	301,648
City of Kalamazoo MI,
5.000%, 10/01/2023	50,000	50,746
Comstock Public Schools,
5.000%, 11/01/2023 (Insured by AGM)	240,000	243,878
County of Ionia MI,
4.000%, 08/01/2029	125,000	132,632
Detroit Wayne County Stadium Authority,
5.000%, 10/01/2026
(Callable 01/30/2023) (Insured by AGM)	90,000	90,088
Ferris State University:
5.000%, 10/01/2024	950,000	985,010
5.000%, 10/01/2029	1,500,000	1,698,257
Fruitport Community Schools,
4.000%, 05/01/2023 (Insured by Q-SBLF)	135,000	135,403
Holly Area School District,
4.000%, 05/01/2025 (Insured by Q-SBLF)	450,000	461,357
Ingham County Brownfield
Redevelopment Authority,
4.125%, 08/01/2024
(Callable 01/30/2023) (Insured by AGM)	215,000	215,251
Michigan Finance Authority:
5.000%, 09/01/2023	185,000	187,211
5.000%, 09/01/2024	200,000	205,082
4.000%, 10/01/2024	1,350,000	1,348,037
5.000%, 07/01/2025
(Callable 07/01/2024) (Insured by AGM)	1,620,000	1,671,088
5.000%, 09/01/2025	200,000	207,985
4.000%, 05/01/2026	60,000	61,760
5.000%, 09/01/2026	200,000	210,601
5.500%, 12/01/2026 (Callable 06/01/2025)	635,000	675,475
5.000%, 09/01/2027	280,000	298,636
4.500%, 10/01/2029 (Callable 10/01/2024)	3,000,000	3,007,196
5.000%, 07/01/2033
(Callable 07/01/2024) (Insured by AGM)	2,000,000	2,052,147
4.000%, 11/15/2044
(Mandatory Tender Date 08/15/2024)(1)	3,135,000	3,153,153
5.000%, 11/15/2044 (Callable 05/16/2026)
(Mandatory Tender Date 11/16/2026)(1)	3,735,000	3,967,027
Michigan State Housing
Development Authority:
3.500%, 06/01/2024 (Mandatory Tender
Date 12/01/2023) (Insured by HUD)(1)	3,440,000	3,422,856
4.000%, 06/01/2046 (Callable 12/01/2024)	455,000	454,609
3.500%, 06/01/2047 (Callable 06/01/2026)	2,120,000	2,101,483
3.500%, 12/01/2050 (Callable 06/01/2029)	1,650,000	1,629,933
3.000%, 06/01/2052 (Callable 12/01/2030)	950,000	919,465
5.500%, 06/01/2053 (Callable 12/01/2031)	3,000,000	3,202,285
Novi Community School District,
4.000%, 05/01/2025	1,000,000	1,022,354
Saginaw Valley State University,
5.000%, 07/01/2028 (Callable 07/01/2026)	855,000	916,180
South Lake Schools,
4.000%, 11/01/2023 (Insured by Q-SBLF)	500,000	503,712
Southeastern Oakland County
Resource Recovery Authority,
4.000%, 07/01/2024	580,000	582,870
Tri-County Area School District,
4.000%, 05/01/2023 (Insured by AGM)	705,000	706,761
Western Michigan University:
5.000%, 11/15/2028 (Insured by AGM)	250,000	276,616
5.000%, 11/15/2029 (Insured by AGM)	100,000	112,169
5.000%, 11/15/2029 (Insured by AGM)	280,000	314,074
Total Michigan
(Cost $40,086,139)		39,226,479	2.2%
Minnesota
Alexandria Independent
School District No. 206,
3.000%, 02/01/2029	470,000	458,579
Chaska Independent School District No. 112,
2.500%, 02/01/2029	2,340,000	2,251,757
City of St. Paul MN,
5.000%, 11/01/2028 (Callable 11/01/2024)	1,035,000	1,072,565
County of Chippewa MN,
4.000%, 03/01/2024	1,340,000	1,345,048
Duluth Economic Development Authority,
5.000%, 06/15/2026	350,000	360,444
Duluth Independent School District No. 709:
5.000%, 02/01/2023
(Insured by SD CRED PROG)	815,000	816,063
0.000%, 02/01/2029 (Callable 02/01/2028)
(Insured by SD CRED PROG)	1,850,000	1,480,047
Fergus Falls Independent
School District No. 544,
2.500%, 02/01/2024	105,000	103,716
Golden Valley Housing &
Redevelopment Authority,
4.000%, 02/01/2030 (Callable 02/01/2024)	1,070,000	1,084,617
Housing & Redevelopment Authority
of the City of St. Paul MN:
5.000%, 11/15/2025	465,000	488,246
5.000%, 12/01/2025	285,000	289,998
2.000%, 09/01/2026 (Callable 09/01/2024)	325,000	294,180
5.000%, 12/01/2027	1,065,000	1,090,530

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minneapolis-Saint Paul Metropolitan
Airports Commission,
5.000%, 01/01/2025	$310,000	$323,287
Minnesota Higher Education
Facilities Authority:
3.000%, 12/01/2023	150,000	148,920
5.000%, 03/01/2024	165,000	167,851
4.000%, 12/01/2024	100,000	100,551
5.000%, 03/01/2027 (Callable 03/01/2026)	250,000	259,085
5.000%, 10/01/2027	750,000	811,977
5.000%, 10/01/2028 (Callable 10/01/2027)	1,445,000	1,559,506
Minnesota Housing Finance Agency:
4.000%, 01/01/2038 (Callable 01/01/2024)	320,000	320,125
2.625%, 01/01/2040
(Callable 07/01/2029) (Insured by GNMA)	4,630,000	4,009,392
3.680%, 07/01/2041
(SIFMA Municipal Swap Index + 0.550%)
(Callable 07/01/2023) (Mandatory Tender
Date 12/12/2023) (Insured by GNMA)(2)	315,000	314,829
2.800%, 01/01/2044
(Callable 07/01/2029) (Insured by GNMA)	1,230,000	1,054,575
3.560%, 01/01/2045
(SIFMA Municipal Swap Index + 0.430%)
(Callable 01/20/2023) (Mandatory Tender
Date 07/03/2023) (Insured by GNMA)(2)	4,935,000	4,928,840
3.500%, 07/01/2046
(Callable 07/01/2025) (Insured by GNMA)	1,805,000	1,790,367
4.000%, 01/01/2047
(Callable 01/01/2026) (Insured by GNMA)	100,000	99,884
4.000%, 07/01/2047
(Callable 01/01/2027) (Insured by GNMA)	225,000	224,879
3.000%, 07/01/2052
(Callable 07/01/2031) (Insured by GNMA)	4,910,000	4,730,473
Moorhead Independent
School District No. 152:
4.000%, 02/01/2023	235,000	235,124
4.000%, 02/01/2024	245,000	247,244
4.000%, 02/01/2025	255,000	260,001
Northern Municipal Power Agency,
5.000%, 01/01/2027 (Callable 01/30/2023)	230,000	230,307
Shakopee Independent
School District No. 720,
5.000%, 02/01/2023
(Insured by SD CRED PROG)	675,000	675,983
Zumbro Education District:
4.000%, 02/01/2025	330,000	331,317
4.000%, 02/01/2027	395,000	397,405
Total Minnesota
(Cost $36,754,559)		34,357,712	1.9%
Mississippi
Brookhaven School District,
3.000%, 08/01/2023 (Insured by AGM)	200,000	200,042
City of Oxford MS,
3.000%, 09/01/2024	170,000	162,716
City of Ridgeland MS:
3.000%, 10/01/2023	1,335,000	1,322,461
3.000%, 10/01/2024	1,505,000	1,494,746
City of Yazoo MS:
3.000%, 03/01/2025 (Insured by AGM)	125,000	125,171
3.000%, 03/01/2026 (Insured by AGM)	130,000	130,532
County of Warren MS,
2.900%, 09/01/2032
(Mandatory Tender Date 09/01/2023)(1)	800,000	795,929
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	2,460,000	2,424,231
Mississippi Development Bank:
5.000%, 10/01/2023(3)	400,000	402,477
5.000%, 11/01/2023	190,000	192,323
5.000%, 03/01/2024 (Insured by AGM)	50,000	51,127
5.000%, 10/01/2024(3)	460,000	467,758
5.000%, 11/01/2024	335,000	344,688
5.000%, 11/01/2025 (Insured by BAM)	240,000	252,818
5.000%, 07/01/2028	170,000	186,878
Mississippi Home Corp.:
5.000%, 06/01/2028 (Insured by GNMA)	1,250,000	1,376,285
4.000%, 12/01/2048
(Callable 06/01/2028) (Insured by GNMA)	325,000	325,484
3.500%, 12/01/2049
(Callable 12/01/2028) (Insured by GNMA)	710,000	702,336
Mississippi Hospital Equipment
& Facilities Authority,
5.000%, 10/01/2040 (Callable 12/01/2026)
(Mandatory Tender Date 03/01/2027)(1)	1,065,000	1,114,303
Natchez-Adams School District,
5.000%, 02/01/2027	380,000	408,840
State of Mississippi:
5.000%, 10/15/2025	405,000	427,043
5.000%, 10/15/2028 (Callable 10/15/2025)	1,255,000	1,317,480
Total Mississippi
(Cost $14,695,329)		14,225,668	0.8%
Missouri
Arnold Retail Corridor
Transportation Development District,
3.000%, 11/01/2028 (Callable 11/01/2024)	355,000	322,543
City of Berkeley MO,
3.000%, 05/01/2024 (Insured by BAM)	205,000	204,642
City of St. Louis MO,
5.000%, 07/01/2023 (Insured by AGM)	415,000	418,870
Hanley Road Corridor Transportation
Development District:
1.625%, 10/01/2033 (Callable 10/01/2029)	345,000	342,806
2.000%, 10/01/2039 (Callable 10/01/2029)	1,160,000	1,119,691
Health & Educational Facilities
Authority of the State of Missouri:
3.000%, 08/01/2023	140,000	138,452
5.000%, 09/01/2023	285,000	287,105
5.000%, 06/01/2024	235,000	241,035
5.000%, 09/01/2024	295,000	299,160
4.000%, 08/01/2025	150,000	146,342
5.000%, 08/01/2025 (Callable 08/01/2024)	350,000	349,819
5.000%, 02/01/2029 (Callable 02/01/2024)	4,775,000	4,785,701
5.000%, 02/01/2029 (Callable 02/01/2026)	215,000	216,330
5.000%, 02/01/2029 (Callable 02/01/2026)	1,195,000	1,202,391
5.000%, 02/01/2030 (Callable 02/01/2026)	440,000	441,474
Missouri Housing Development Commission:
3.400%, 11/01/2030
(Callable 11/01/2024) (Insured by GNMA)	55,000	53,941
3.250%, 11/01/2052
(Callable 11/01/2030) (Insured by GNMA)	3,895,000	3,796,026
4.750%, 11/01/2052
(Callable 05/01/2032) (Insured by GNMA)	4,275,000	4,412,033
Missouri Joint Municipal
Electric Utility Commission,
5.000%, 12/01/2027 (Callable 06/01/2025)	1,715,000	1,789,094
Missouri Southern State University:
5.000%, 10/01/2026 (Insured by AGM)	105,000	111,936
5.000%, 10/01/2027 (Insured by AGM)	100,000	108,126

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Move Rolla Transportation
Development District,
3.750%, 06/01/2029
(Callable 06/01/2026)	$70,000	$67,684
Neosho R-V School District:
4.000%, 03/01/2024 (Insured by ST AID)	275,000	278,157
4.000%, 03/01/2025 (Insured by ST AID)	220,000	225,203
Northwest Missouri State University:
5.000%, 06/01/2024 (Insured by BAM)	500,000	512,981
5.000%, 06/01/2025 (Insured by BAM)	570,000	593,683
5.000%, 06/01/2026 (Insured by BAM)	500,000	528,123
St. Joseph Industrial Development Authority,
3.350%, 01/01/2024	125,000	121,996
St. Louis Land Clearance
for Redevelopment Authority,
4.250%, 06/01/2026	3,460,000	3,479,213
State of Missouri Health &
Educational Facilities Authority,
5.000%, 06/01/2036 (Callable 01/20/2023)
(Mandatory Tender Date 06/01/2023)(1)	195,000	195,160
Total Missouri
(Cost $27,385,715)		26,789,717	1.5%
Montana
City of Forsyth MT,
3.900%, 03/01/2031
(Callable 03/01/2023)(1)	11,000,000	10,886,753
City of Red Lodge MT,
2.000%, 07/01/2023 (Insured by BAM)	270,000	267,966
Montana Board of Housing:
3.500%, 08/01/2025
(Mandatory Tender Date 08/01/2024)(1)	4,000,000	3,990,692
4.750%, 12/01/2025
(Mandatory Tender Date 12/01/2024)(1)	7,000,000	7,142,217
4.000%, 12/01/2043 (Callable 12/01/2027)	615,000	615,408
4.000%, 06/01/2049
(Callable 12/01/2027) (Insured by FHA)	645,000	645,390
6.000%, 06/01/2053 (Callable 06/01/2032)	2,140,000	2,334,709
Montana Facility Finance Authority:
5.000%, 01/01/2023	100,000	100,000
4.000%, 07/01/2025	155,000	155,779
5.000%, 07/01/2025 (Insured by MT BRD)	110,000	115,740
4.000%, 07/01/2026	330,000	331,569
Total Montana
(Cost $26,768,313)		26,586,223	1.5%
Nebraska
City of Gretna NE,
4.000%, 12/15/2025 (Callable 12/15/2024)	1,000,000	1,017,604
Nebraska Investment Finance Authority,
3.000%, 03/01/2052
(Callable 03/01/2031) (Insured by GNMA)	4,845,000	4,651,928
Papio-Missouri River
Natural Resources District,
3.000%, 12/01/2029 (Callable 10/12/2026)	330,000	327,061
Public Power Generation Agency,
5.000%, 01/01/2029 (Callable 01/01/2025)	385,000	397,869
Total Nebraska
(Cost $6,641,397)		6,394,462	0.4%
Nevada
City of Yerington NV,
1.625%, 11/01/2023
(Callable 01/30/2023) (Insured by USDA)	7,000,000	6,867,950
Clark County School District,
5.000%, 06/15/2023	585,000	590,038
County of Clark NV,
5.000%, 07/01/2025	490,000	517,144
Las Vegas Redevelopment Agency,
3.000%, 06/15/2032 (Callable 06/15/2026)	790,000	716,320
Nevada Housing Division:
4.000%, 10/01/2049
(Callable 10/01/2028) (Insured by GNMA)	1,005,000	1,006,967
3.000%, 04/01/2051
(Callable 10/01/2030) (Insured by GNMA)	1,300,000	1,258,925
Total Nevada
(Cost $11,337,255)		10,957,344	0.6%
New Hampshire
Hollis School District,
2.769%, 06/28/2027
(Callable 01/20/2023)(3)	1,495,447	1,395,619
New Hampshire Business Finance Authority,
4.000%, 01/01/2028 (Callable 01/01/2026)	575,000	555,288
Total New Hampshire
(Cost $2,121,775)		1,950,907	0.1%
New Jersey
Atlantic City Board of Education:
3.400%, 08/15/2023(3)	2,171,000	2,168,938
3.400%, 08/15/2024(3)	793,000	784,326
City of Atlantic City NJ,
5.000%, 03/01/2024 (Insured by BAM)	300,000	306,316
City of Trenton NJ,
4.000%, 07/15/2023 (Insured by AGM)	200,000	200,868
City of Union City NJ,
5.000%, 11/01/2023 (Insured by ST AID)	435,000	440,816
New Jersey Economic Development Authority:
4.000%, 01/01/2023	50,000	50,000
5.000%, 06/15/2024	390,000	399,828
0.000%, 07/01/2024
(ETM) (Insured by NATL)	455,000	434,811
5.250%, 07/01/2025 (Insured by NATL)	380,000	396,321
4.380%, 09/01/2025
(SIFMA Municipal Swap Index + 1.250%)
(Callable 03/01/2025)
(Insured by ST AID)(2)	20,000	20,005
5.000%, 03/01/2026 (Callable 03/01/2023)	1,310,000	1,313,600
5.000%, 06/15/2026 (Callable 06/15/2024)	400,000	410,137
5.000%, 06/15/2027 (Callable 06/15/2024)	1,090,000	1,115,972
3.125%, 07/01/2029 (Callable 07/01/2027)	935,000	916,932
New Jersey Health Care Facilities
Financing Authority,
5.000%, 07/01/2043 (Callable 04/01/2024)
(Mandatory Tender Date 07/01/2024)(1)	2,250,000	2,306,681
New Jersey Housing & Mortgage
Finance Agency:
3.125%, 02/01/2025 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)
(Insured by HUD)(1)	1,000,000	986,762
4.500%, 10/01/2048 (Callable 10/01/2027)	530,000	538,093
4.750%, 10/01/2050 (Callable 04/01/2028)	1,185,000	1,209,569
5.000%, 10/01/2053 (Callable 04/01/2031)	3,425,000	3,577,107
New Jersey Transportation
Trust Fund Authority:
5.000%, 12/15/2023	275,000	279,344
5.250%, 12/15/2023	360,000	366,518
5.000%, 06/15/2024	860,000	882,778
0.000%, 12/15/2026 (Insured by AMBAC)	110,000	95,713
0.000%, 12/15/2026 (Insured by BHAC)	480,000	425,020

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Transportation
Trust Fund Authority: (cont.)
5.000%, 12/15/2026	$1,390,000	$1,482,287
0.000%, 12/15/2027 (Insured by NATL)	130,000	108,371
0.000%, 12/15/2029 (Insured by AGM)	3,190,000	2,483,970
Newark Housing Authority,
5.000%, 12/01/2028
(Callable 12/01/2026) (Insured by AGM)	1,500,000	1,608,928
North Hudson Sewerage Authority,
0.000%, 08/01/2025
(ETM) (Insured by NATL)	25,000	23,143
Passaic Valley Sewerage Commission,
3.000%, 12/01/2029
(Callable 12/01/2028) (Insured by AGM)	5,555,000	5,556,664
Salem County Improvement Authority,
4.000%, 08/15/2026 (Insured by AGM)	475,000	482,061
Township of Little Falls NJ,
0.050%, 08/01/2025	650,000	581,239
Washington Township Municipal
Utilities Authority,
0.000%, 12/15/2023 (Insured by NATL)	25,000	24,203
Total New Jersey
(Cost $32,984,127)		31,977,321	1.8%
New Mexico
New Mexico Mortgage Finance Authority:
3.500%, 03/01/2045 (Callable 03/01/2026)	50,000	49,508
3.750%, 03/01/2048
(Callable 03/01/2027) (Insured by GNMA)	195,000	194,145
4.250%, 07/01/2049
(Callable 01/01/2028) (Insured by GNMA)	65,000	65,498
3.750%, 01/01/2050
(Callable 01/01/2029) (Insured by GNMA)	1,415,000	1,408,854
4.250%, 01/01/2050
(Callable 07/01/2028) (Insured by GNMA)	1,935,000	1,950,173
3.000%, 01/01/2052
(Callable 07/01/2030) (Insured by GNMA)	4,025,000	3,900,403
Total New Mexico
(Cost $7,853,520)		7,568,581	0.4%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2027 (Callable 05/01/2026)	1,000,000	1,032,048
Albany County Capital Resource Corp.,
2.600%, 07/01/2025	640,000	609,092
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	8,250,000	8,319,365
City of Amsterdam NY,
3.750%, 06/22/2023	2,204,474	2,201,042
City of Long Beach NY:
2.000%, 02/17/2023	5,658,500	5,643,751
2.000%, 02/17/2023	900,000	897,401
City of New York NY,
5.000%, 06/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	4,000,000	4,171,868
City of Plattsburgh NY,
5.000%, 06/15/2026 (Insured by AGM)	495,000	526,636
City of Poughkeepsie NY:
4.000%, 04/15/2024	280,000	281,340
4.000%, 04/15/2026	450,000	457,990
County of Rockland NY,
5.000%, 03/01/2023 (Insured by AGM)	415,000	416,315
County of Suffolk NY:
5.000%, 05/01/2023	2,845,000	2,861,763
5.000%, 05/01/2027 (Callable 05/01/2024)	500,000	511,997
Genesee Valley Central School District:
5.000%, 06/15/2027 (Insured by AGM)	1,390,000	1,510,403
5.000%, 06/15/2028 (Insured by AGM)	1,460,000	1,613,897
Geneva Development Corp.:
5.000%, 09/01/2023 (ETM)	30,000	30,402
5.000%, 09/01/2024
(Pre-refunded to 09/01/2023)	50,000	50,669
Hempstead Town Local Development Corp.,
5.000%, 07/01/2025 (Callable 07/01/2023)	815,000	822,907
Huntington Local Development Corp.:
3.000%, 07/01/2025	1,965,000	1,889,537
4.000%, 07/01/2027	5,050,000	4,780,943
Long Island Power Authority,
3.808%, 05/01/2033 (1 Month LIBOR USD + 0.750%)
(Callable 01/30/2023)
(Mandatory Tender Date 10/01/2023)(2)	5,610,000	5,606,609
New York City Housing Development Corp.:
2.950%, 11/01/2045 (Callable 05/01/2025)
(Mandatory Tender Date 02/01/2026)
(Insured by FNMA)(1)	225,000	222,383
3.000%, 02/15/2048 (Callable 05/15/2024)	8,000,000	7,761,682
3.500%, 02/15/2048 (Callable 05/15/2024)	5,100,000	4,961,762
2.750%, 05/01/2050 (Callable 01/17/2023)
(Mandatory Tender Date 12/29/2023)(1)	300,000	297,291
2.100%, 11/01/2058 (Callable 01/20/2023)
(Mandatory Tender Date 07/03/2023)(1)	205,000	203,327
0.700%, 11/01/2060 (Callable 05/01/2023)
(Mandatory Tender Date 05/01/2025)
(Insured by FHA)(1)	2,590,000	2,410,259
0.600%, 05/01/2061 (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2025)
(Insured by FHA)(1)	1,520,000	1,403,814
3.400%, 11/01/2062 (Callable 05/01/2025)
(Mandatory Tender Date 12/22/2026)
(Insured by FHA)(1)	4,000,000	3,997,627
New York City Municipal
Water Finance Authority,
3.400%, 06/15/2033
(Optional Put Date 01/03/2023)(1)	2,000,000	2,000,000
New York Convention Center
Development Corp.,
5.000%, 11/15/2027 (Callable 11/15/2025)	400,000	420,527
New York State Dormitory Authority:
5.000%, 02/15/2028 (Callable 02/15/2024)	1,180,000	1,207,088
5.000%, 07/01/2028 (Callable 07/01/2025)	505,000	526,674
5.000%, 05/01/2048 (Callable 11/01/2023)
(Mandatory Tender Date 05/01/2024)(1)	2,000,000	2,027,233
New York State Housing Finance Agency:
0.700%, 11/01/2024 (Callable 01/20/2023)
(Insured by SONYMA)	2,500,000	2,381,493
1.600%, 11/01/2024 (Callable 01/20/2023)	10,045,000	9,691,234
0.750%, 05/01/2025 (Callable 01/20/2023)
(Insured by SONYMA)	3,775,000	3,541,181
0.750%, 11/01/2025 (Callable 01/20/2023)
(Insured by SONYMA)	7,525,000	6,875,456
0.650%, 11/01/2056 (Callable 07/01/2023)
(Mandatory Tender Date 11/01/2025)
(Insured by SONYMA)(1)	4,300,000	3,912,082
New York Transportation Development Corp.,
5.000%, 12/01/2027	900,000	955,697
Oneida County Local Development Corp.,
5.000%, 12/01/2029 (Callable 12/01/2023)
(Insured by AGM)	715,000	727,679

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Lawrence County Industrial
Development Agency:
5.000%, 07/01/2025
(Callable 01/03/2023)	$235,000	$235,000
5.000%, 07/01/2026	315,000	335,918
5.000%, 07/01/2027 (Callable 01/03/2023)	315,000	315,000
5.000%, 07/01/2027 (Callable 07/01/2026)	200,000	212,693
State of New York Mortgage Agency:
3.500%, 10/01/2043 (Callable 04/01/2023)	65,000	64,561
4.000%, 10/01/2046 (Callable 04/01/2025)	140,000	139,841
Town of Oyster Bay NY,
4.000%, 02/15/2026 (Insured by BAM)	95,000	98,518
Triborough Bridge & Tunnel Authority,
3.261%, 01/01/2032 (SOFR + 0.380%)
(Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	2,795,000	2,762,127
Utility Debt Securitization Authority,
5.000%, 12/15/2025 (Callable 12/15/2023)	210,000	214,146
Westchester County Local Development Corp.,
3.200%, 07/01/2028(3)	5,855,000	5,519,383
Total New York
(Cost $111,968,601)		109,657,651	6.2%
North Carolina
Inlivian:
2.375%, 04/01/2025
(Mandatory Tender Date 04/01/2024)(1)	8,332,000	8,229,062
5.000%, 06/01/2043 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2026)
(Insured by HUD)(1)	5,348,000	5,553,925
North Carolina Housing Finance Agency:
4.000%, 07/01/2048
(Callable 07/01/2027) (Insured by GNMA)	230,000	230,171
4.000%, 07/01/2050 (Callable 07/01/2029)	2,725,000	2,731,183
6.000%, 07/01/2053
(Callable 07/01/2031) (Insured by GNMA)	4,200,000	4,580,571
North Carolina Medical Care Commission:
4.000%, 10/01/2027	1,020,000	1,003,939
4.000%, 06/01/2030 (Callable 06/01/2026)	250,000	255,380
Total North Carolina
(Cost $22,950,389)		22,584,231	1.3%
North Dakota
Cass County Joint Water Resource District,
0.480%, 05/01/2024 (Callable 01/30/2023)	2,500,000	2,376,324
City of Horace ND:
0.650%, 08/01/2023 (Callable 01/30/2023)	1,250,000	1,219,158
4.000%, 01/01/2025 (Callable 01/01/2024)	2,000,000	1,990,318
3.000%, 05/01/2025	250,000	245,029
3.000%, 05/01/2025	205,000	200,924
3.000%, 05/01/2026	345,000	336,227
3.000%, 05/01/2026	100,000	97,457
3.000%, 05/01/2027 (Callable 05/01/2026)	265,000	256,425
3.000%, 05/01/2028 (Callable 05/01/2027)	305,000	293,117
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/30/2023)	30,000	24,199
City of Mayville ND,
3.750%, 08/01/2025 (Callable 08/01/2023)	4,000,000	3,910,513
City of Watford City ND,
3.000%, 12/01/2023 (Insured by AGM)	1,825,000	1,810,095
City of West Fargo ND,
4.000%, 05/01/2024	900,000	911,768
County of McKenzie ND,
5.000%, 08/01/2023	2,300,000	2,314,695
County of Ward ND,
4.000%, 04/01/2024 (Callable 04/01/2023)
(Insured by AGM)	400,000	400,932
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/17/2023)	320,000	315,599
North Dakota Housing Finance Agency:
4.000%, 07/01/2048 (Callable 01/01/2027)	380,000	380,050
4.000%, 01/01/2051 (Callable 07/01/2029)	2,190,000	2,195,003
3.000%, 07/01/2052 (Callable 01/01/2031)	2,900,000	2,787,629
Williston Parks & Recreation District:
4.500%, 03/01/2025 (Callable 01/17/2023)	300,000	292,610
4.625%, 03/01/2026 (Callable 01/17/2023)	2,620,000	2,528,384
Williston Public School District No. 1,
3.000%, 08/01/2026 (Callable 08/01/2024)
(Insured by SD CRED PROG)	1,015,000	1,014,803
Total North Dakota
(Cost $26,827,742)		25,901,259	1.5%
Ohio
Akron Bath Copley Joint
Township Hospital District:
5.000%, 11/15/2026	120,000	126,513
5.000%, 11/15/2028	1,240,000	1,325,878
American Municipal Power, Inc.,
5.250%, 11/29/2023 (Insured by ST AID)	1,105,000	1,116,777
City of Cleveland OH,
5.000%, 10/01/2031 (Callable 04/01/2028)	1,070,000	1,180,739
City of Gahanna OH,
5.000%, 11/02/2023	5,000,000	5,045,272
City of Huron OH,
3.125%, 12/01/2024	225,000	222,617
City of Lorain OH:
3.000%, 12/01/2023 (Insured by BAM)	185,000	185,061
3.000%, 12/01/2024 (Insured by BAM)	130,000	130,438
3.000%, 12/01/2025 (Insured by BAM)	135,000	134,975
3.000%, 12/01/2026 (Insured by BAM)	135,000	134,477
City of Middleburg Heights OH:
4.000%, 08/01/2025	165,000	168,315
5.000%, 08/01/2026	270,000	285,786
5.000%, 08/01/2027	280,000	299,073
City of St. Clairsville OH,
4.000%, 12/01/2023 (Insured by BAM)	340,000	343,134
City of Tiffin OH,
2.500%, 12/01/2024 (Callable 12/01/2023)	250,000	246,603
City of Waterville OH,
1.000%, 12/01/2026	1,670,000	1,547,353
City of Whitehall OH,
4.750%, 11/30/2023 (Insured by ST AID)	5,545,000	5,566,050
Cleveland-Cuyahoga County Port Authority,
5.000%, 08/01/2026 (Callable 08/01/2024)	550,000	566,327
County of Allen OH,
5.000%, 10/01/2049 (Callable 02/03/2027)
(Mandatory Tender Date 08/03/2027)(1)	800,000	850,473
County of Montgomery OH:
5.000%, 11/15/2024	1,460,000	1,486,598
5.000%, 11/15/2025	2,500,000	2,588,187
5.000%, 11/15/2027	2,015,000	2,126,702
5.250%, 05/01/2029
(Pre-refunded to 11/12/2023)	1,140,000	1,157,665
Cuyahoga Metropolitan Housing Authority:
4.000%, 12/01/2023	310,000	311,887
4.000%, 12/01/2024	335,000	339,998
4.000%, 12/01/2025	335,000	342,322
4.750%, 12/01/2027 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	2,550,000	2,622,676
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Euclid City School District:
4.000%, 12/01/2023 (Insured by BAM)	$130,000	$131,082
4.000%, 12/01/2025 (Insured by BAM)	65,000	66,953
4.000%, 12/01/2026 (Insured by BAM)	100,000	104,011
Greater Cleveland Regional Transit Authority,
5.000%, 12/01/2023	145,000	147,692
Miami University,
5.000%, 09/01/2027	575,000	629,592
Northeast Ohio Medical University,
5.000%, 12/01/2025	125,000	130,012
Norton City School District,
4.000%, 11/01/2026 (Callable 11/01/2023)
(Insured by SD CRED PROG)	430,000	433,271
Ohio Air Quality Development Authority,
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	4,745,000	4,726,132
Ohio Higher Educational Facility Commission:
5.000%, 11/01/2023	580,000	588,752
5.000%, 05/01/2024	705,000	720,993
5.000%, 05/01/2024	415,000	424,414
5.000%, 03/01/2025	620,000	626,987
5.000%, 05/01/2025	595,000	619,077
5.000%, 05/01/2025	455,000	473,412
5.000%, 05/01/2026 (Callable 05/01/2025)	750,000	781,146
Ohio Housing Finance Agency:
3.350%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	2,500,000	2,476,778
4.000%, 11/01/2025
(Mandatory Tender Date 11/01/2024)(1)	7,000,000	7,041,303
4.000%, 03/01/2047
(Callable 09/01/2025) (Insured by GNMA)	50,000	49,979
4.500%, 03/01/2050 (Callable 09/01/2028)	2,155,000	2,184,451
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	5,805,000	5,777,247
3.250%, 09/01/2052
(Callable 09/01/2031) (Insured by GNMA)	5,605,000	5,459,065
Ohio Turnpike & Infrastructure Commission,
5.500%, 02/15/2024 (Insured by BHAC)	815,000	828,477
Port of Greater Cincinnati
Development Authority:
3.000%, 05/01/2023 (Callable 01/30/2023)	7,705,000	7,665,641
3.125%, 11/15/2023	125,000	124,633
5.000%, 04/01/2026	175,000	184,609
5.000%, 04/01/2027	250,000	267,626
4.000%, 11/15/2028	770,000	788,771
State of Ohio:
5.000%, 04/01/2029 (Callable 04/01/2023)	25,000	25,113
5.000%, 05/01/2034 (Callable 05/01/2025)	575,000	600,898
Toledo-Lucas County Port Authority,
2.000%, 11/15/2031	1,005,000	929,960
Troy City School District,
2.050%, 12/01/2023 (Callable 01/30/2023)	45,000	44,430
University of Akron,
5.000%, 01/01/2034
(Callable 07/01/2026) (Insured by BAM)	2,195,000	2,267,808
Village of Bluffton OH,
5.000%, 12/01/2025	1,500,000	1,560,138
Village of Cuyahoga Heights OH:
4.000%, 12/01/2023 (Insured by AGM)	95,000	95,578
4.000%, 12/01/2024 (Insured by AGM)	100,000	101,548
Wadsworth City School District,
4.000%, 12/01/2030 (Callable 12/01/2026)	325,000	340,016
Total Ohio
(Cost $82,072,356)		79,869,491	4.5%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028
(Callable 10/01/2026)	100,000	95,334
City of Midwest City OK,
3.000%, 06/01/2023	485,000	484,875
Custer County Economic
Development Authority,
4.000%, 12/01/2023	450,000	452,739
Garfield County Educational
Facilities Authority:
5.000%, 09/01/2026	1,800,000	1,921,587
5.000%, 09/01/2027 (Callable 09/01/2026)	3,780,000	4,059,748
Grady County School Finance Authority:
5.000%, 12/01/2024	565,000	582,114
5.000%, 12/01/2025	945,000	989,280
5.000%, 12/01/2026	1,015,000	1,077,161
Oklahoma County Finance Authority,
5.000%, 09/01/2024	350,000	361,353
Oklahoma County Independent
School District No. 12,
0.050%, 03/01/2024	1,465,000	1,399,683
Oklahoma Development Finance Authority:
5.000%, 08/01/2023	485,000	486,453
2.600%, 03/01/2024	675,000	663,042
5.000%, 08/01/2024	585,000	590,247
5.000%, 08/15/2028 (Callable 08/15/2025)	950,000	987,805
Oklahoma Housing Finance Agency,
5.000%, 03/01/2052
(Callable 03/01/2031) (Insured by GNMA)	1,900,000	1,980,536
Oklahoma Municipal Power Authority:
4.050%, 01/01/2023 (SIFMA Municipal
Swap Index + 0.390%)(2)	130,000	130,000
5.000%, 01/01/2032 (Callable 01/01/2026)	415,000	433,733
Oklahoma Water Resources Board,
5.000%, 04/01/2023 (Insured by OK CERF)	750,000	753,556
Purcell Public Works Authority:
5.000%, 03/01/2024	250,000	255,063
5.000%, 03/01/2025	200,000	208,075
5.000%, 03/01/2026	435,000	461,132
5.000%, 03/01/2027	880,000	948,394
5.000%, 03/01/2030 (Callable 03/01/2028)	500,000	552,860
Sallisaw Municipal Authority:
4.000%, 06/01/2023	735,000	734,377
4.000%, 06/01/2024	655,000	655,338
4.000%, 06/01/2025	680,000	680,559
4.000%, 06/01/2026	710,000	710,369
4.000%, 06/01/2028 (Callable 06/01/2026)	765,000	761,889
Texas County Development Authority,
4.000%, 12/01/2023	675,000	678,627
Tulsa County Industrial Authority,
5.000%, 09/01/2024	400,000	413,304
Tulsa Industrial Authority,
5.000%, 10/01/2023	790,000	791,052
Total Oklahoma
(Cost $25,995,217)		25,300,285	1.4%
Oregon
Columbia County School District No. 502,
5.000%, 06/15/2029
(Insured by SCH BD GTY)(5)	835,000	946,899
County of Crook OR,
0.000%, 06/01/2028(5)	455,000	409,786

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Yamhill OR:
4.000%, 10/01/2023	$425,000	$425,643
4.000%, 10/01/2024	425,000	427,795
Oregon State Business
Development Commission,
2.400%, 12/01/2040
(Mandatory Tender Date 08/14/2023)(1)	100,000	99,224
Oregon State Facilities Authority,
5.000%, 10/01/2027 (Callable 10/01/2026)	700,000	734,208
State of Oregon,
4.000%, 12/01/2048 (Callable 12/01/2026)	455,000	455,139
State of Oregon Housing &
Community Services Department:
3.875%, 01/01/2033 (Callable 07/01/2024)	235,000	230,468
3.500%, 07/01/2036 (Callable 01/01/2025)	35,000	34,810
4.500%, 01/01/2049 (Callable 07/01/2027)	845,000	850,874
4.500%, 07/01/2049 (Callable 07/01/2027)	235,000	236,942
Yamhill County Hospital Authority:
1.750%, 11/15/2026 (Callable 01/20/2023)	680,000	622,961
2.125%, 11/15/2027 (Callable 01/20/2023)	2,250,000	1,987,105
Total Oregon
(Cost $7,967,912)		7,461,854	0.4%
Pennsylvania
Abington Heights School
District Lackawanna County,
2.000%, 03/15/2023
(Callable 01/30/2023) (Insured by ST AID)	195,000	194,365
Albert Gallatin Area School District,
4.000%, 09/01/2027 (Insured by AGM)	2,130,000	2,248,274
Aliquippa Municipal Water Authority,
2.000%, 11/15/2023
(Callable 01/30/2023) (Insured by BAM)	250,000	246,543
Avon Grove School District,
5.000%, 11/15/2030
(Callable 11/15/2026) (Insured by ST AID)	635,000	685,434
Blacklick Valley School District:
5.000%, 11/15/2023 (Insured by AGM)	190,000	193,341
5.000%, 11/15/2024 (Insured by AGM)	200,000	208,139
Borough of Lewistown PA:
4.000%, 09/01/2023 (Insured by AGM)	315,000	316,833
4.000%, 09/01/2024 (Insured by AGM)	100,000	101,720
Bucks County Industrial
Development Authority,
5.000%, 07/01/2025	350,000	357,500
Caernarvon Township Authority:
4.000%, 09/01/2023 (Insured by AGM)	100,000	100,615
4.000%, 09/01/2024 (Insured by AGM)	140,000	142,749
4.000%, 09/01/2027
(Callable 09/01/2024) (Insured by AGM)	130,000	131,956
4.000%, 09/01/2028
(Callable 09/01/2024) (Insured by AGM)	165,000	166,937
4.000%, 09/01/2029
(Callable 09/01/2024) (Insured by AGM)	170,000	171,841
4.000%, 09/01/2030
(Callable 09/01/2024) (Insured by AGM)	175,000	174,564
Carmichaels Area School District:
4.000%, 09/01/2023 (Insured by BAM)	155,000	155,902
4.000%, 09/01/2024 (Insured by BAM)	220,000	223,783
City of Bradford PA,
2.500%, 11/01/2025 (Insured by AGM)	395,000	383,811
City of Erie Higher Education
Building Authority:
5.000%, 05/01/2025	160,000	163,229
5.000%, 05/01/2027	225,000	232,234
City of Oil City PA:
4.000%, 12/01/2027 (Insured by AGM)	200,000	209,983
4.000%, 12/01/2028 (Insured by AGM)	200,000	210,440
City of Pittston PA:
4.000%, 11/15/2024 (Insured by BAM)	265,000	268,110
4.000%, 11/15/2025 (Insured by BAM)	275,000	280,293
4.000%, 11/15/2026
(Callable 11/15/2025) (Insured by BAM)	240,000	244,579
4.000%, 11/15/2027
(Callable 11/15/2025) (Insured by BAM)	125,000	127,671
City of Wilkes-Barre PA,
4.000%, 11/15/2025 (Insured by BAM)	200,000	203,795
City of York PA,
5.000%, 11/15/2025	1,505,000	1,537,946
Coatesville School District:
5.000%, 06/30/2023 (Insured by ST AID)	1,250,000	1,251,181
5.000%, 08/01/2023 (Insured by AGM)	150,000	151,625
Commonwealth Financing Authority,
5.000%, 06/01/2023	225,000	226,631
County of Allegheny PA,
3.525%, 11/01/2026 (3 Month
LIBOR USD + 0.550%) (Callable
01/30/2023) (Insured by AGM)(2)	1,320,000	1,312,914
County of McKean PA,
4.000%, 11/01/2023 (Insured by BAM)	395,000	397,772
Crawford Central School District,
4.000%, 02/15/2025 (Insured by BAM)	2,455,000	2,511,767
Cumberland County Municipal Authority:
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	190,000	198,181
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	445,000	464,161
5.000%, 01/01/2029 (Callable 01/01/2025)	490,000	496,105
Delaware Valley Regional Finance Authority:
3.660%, 09/01/2048
(SIFMA Municipal Swap Index + 0.530%)
(Callable 01/17/2023)
(Mandatory Tender Date 09/01/2023)(2)	5,250,000	5,244,362
3.687%, 09/01/2048 (1 Month LIBOR
USD + 0.760%) (Callable 09/01/2023)
(Mandatory Tender Date 09/01/2024)(2)	2,000,000	1,989,585
3.807%, 09/01/2048 (1 Month LIBOR
USD + 0.880%) (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)	2,000,000	1,968,838
East Hempfield Township Industrial
Development Authority,
5.000%, 07/01/2029
(Pre-refunded to 07/01/2024)	1,730,000	1,781,485
Greater Hazleton Joint Sewer Authority:
4.000%, 05/15/2024 (Insured by BAM)	325,000	329,316
4.000%, 05/15/2025 (Insured by BAM)	255,000	261,950
Hazleton Area School District,
4.000%, 03/01/2025 (Insured by BAM)	430,000	439,394
Indiana County Municipal Services Authority:
5.000%, 10/01/2024 (Insured by BAM)	270,000	276,521
5.000%, 10/01/2025 (Insured by BAM)	285,000	296,309
5.000%, 10/01/2026 (Insured by BAM)	300,000	315,589
5.000%, 10/01/2027 (Insured by BAM)	310,000	329,289
5.000%, 10/01/2028 (Insured by BAM)	325,000	348,132
Lancaster City Parking Authority,
3.000%, 12/01/2027 (Insured by BAM)	645,000	633,078
Latrobe Industrial Development Authority:
5.000%, 03/01/2027	395,000	405,901
5.000%, 03/01/2028	215,000	221,552
5.000%, 03/01/2029	150,000	154,905
5.000%, 03/01/2030	125,000	128,899

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lycoming County Authority,
4.000%, 11/01/2043
(Mandatory Tender Date 05/01/2024)(1)	$1,260,000	$1,262,306
Montgomery County Higher
Education & Health Authority,
1.125%, 05/01/2036
(Mandatory Tender Date 05/01/2023)(5)	1,270,000	1,259,018
Montgomery County Industrial
Development Authority:
4.000%, 12/01/2023	125,000	125,261
4.000%, 12/01/2024	200,000	201,433
4.000%, 12/01/2025	240,000	242,913
North Penn Water Authority:
3.590%, 11/01/2023 (SIFMA Municipal
Swap Index + 0.460%)(2)	205,000	204,970
3.690%, 11/01/2024 (SIFMA Municipal
Swap Index + 0.560%)
(Callable 11/01/2023)(2)	845,000	844,350
North Pocono School District,
4.000%, 03/15/2024 (Insured by BAM)	230,000	233,071
Northampton County
General Purpose Authority,
4.098%, 08/15/2048 (1 Month LIBOR
USD + 1.040%) (Callable 02/15/2023)
(Mandatory Tender Date 08/15/2024)(2)	75,000	75,014
Octorara Area School District,
4.000%, 04/01/2025 (Insured by AGM)	355,000	363,641
Palmyra Area School District:
5.000%, 06/01/2029
(Callable 06/01/2025) (Insured by ST AID)	1,045,000	1,090,889
5.000%, 06/01/2030
(Callable 06/01/2025) (Insured by ST AID)	400,000	417,376
Pennsylvania Economic
Development Financing Authority:
5.000%, 12/31/2029	3,000,000	3,203,195
5.000%, 06/30/2030	1,500,000	1,602,145
Pennsylvania Higher Educational
Facilities Authority:
5.000%, 05/01/2025	575,000	600,634
5.000%, 05/01/2026	595,000	631,357
Pennsylvania Housing Finance Agency:
4.000%, 10/01/2046 (Callable 04/01/2026)	700,000	699,520
3.000%, 10/01/2049 (Callable 10/01/2029)	4,655,000	4,547,924
4.000%, 10/01/2049 (Callable 10/01/2028)	4,420,000	4,417,549
3.000%, 10/01/2052 (Callable 10/01/2031)	1,300,000	1,236,486
4.250%, 10/01/2052 (Callable 04/01/2032)	1,140,000	1,153,282
Pennsylvania Turnpike Commission:
0.000%, 12/01/2023	85,000	82,494
3.830%, 12/01/2023
(SIFMA Municipal Swap Index + 0.700%)
(Callable 01/30/2023)(2)	2,150,000	2,150,139
5.000%, 12/01/2028(5)	450,000	483,370
Perkasie Regional Authority,
4.000%, 02/01/2023 (Insured by BAM)	460,000	460,218
Philadelphia Authority for
Industrial Development,
5.000%, 10/01/2026	725,000	771,310
Pittsburgh Water & Sewer Authority,
3.780%, 09/01/2040
(SIFMA Municipal Swap Index + 0.650%)
(Callable 06/01/2023) (Mandatory Tender
Date 12/01/2023) (Insured by AGM)(2)	11,025,000	11,014,019
Pottsville Area School District,
4.000%, 05/15/2026 (Insured by BAM)	185,000	190,141
Public Parking Authority Of Pittsburgh,
5.000%, 12/01/2026 (Callable 06/01/2025)	470,000	493,654
Reading School District:
4.000%, 04/01/2023 (Insured by BAM)	160,000	160,257
4.000%, 04/01/2023 (Insured by BAM)	565,000	565,908
5.000%, 04/01/2023 (Insured by BAM)	750,000	752,989
4.000%, 04/01/2024 (Insured by BAM)	615,000	621,462
5.000%, 04/01/2024 (Insured by BAM)	2,250,000	2,300,813
0.000%, 01/15/2026 (Insured by NATL)	670,000	599,181
Sayre Area School District,
3.000%, 05/15/2024 (Insured by BAM)	25,000	24,991
Sayre Health Care Facilities Authority,
3.970%, 12/01/2024
(3 Month LIBOR USD + 0.780%)
(Callable 01/30/2023)(2)	125,000	125,550
School District of Philadelphia:
5.000%, 06/01/2024 (Insured by AGM)	560,000	573,993
5.000%, 09/01/2025 (Insured by ST AID)	135,000	141,723
5.000%, 09/01/2025 (Insured by ST AID)	500,000	525,161
5.000%, 09/01/2026 (Insured by ST AID)	1,000,000	1,065,405
School District of Reading,
5.000%, 03/01/2024 (Insured by AGM)	100,000	102,094
School District of the City of Erie:
5.000%, 04/01/2023 (Insured by AGM)	265,000	266,108
5.000%, 04/01/2024 (Insured by AGM)	230,000	235,138
5.000%, 04/01/2024 (Insured by AGM)	250,000	255,584
Scranton School District,
3.821%, 04/01/2031
(1 Month LIBOR USD + 0.850%)
(Callable 01/30/2023) (Mandatory Tender
Date 06/01/2023) (Insured by ST AID)(2)	6,340,000	6,330,139
Scranton-Lackawanna Health
and Welfare Authority:
5.000%, 11/01/2023	35,000	35,571
5.000%, 11/01/2025	40,000	41,926
State Public School Building Authority,
0.000%, 05/15/2028 (Insured by NATL)	2,075,000	1,708,718
Steel Valley School District:
4.000%, 11/01/2024 (Insured by BAM)	260,000	265,038
4.000%, 11/01/2024 (Insured by BAM)	50,000	50,969
4.000%, 11/01/2025 (Insured by BAM)	270,000	276,867
4.000%, 11/01/2025 (Insured by BAM)	50,000	51,272
4.000%, 11/01/2026 (Insured by BAM)	280,000	288,758
Township of Hampton PA,
5.900%, 02/01/2023 (Insured by FGIC)	125,000	125,227
Township of North Fayette PA,
4.000%, 04/15/2025 (Callable 04/15/2024)	210,000	212,343
University of Pittsburgh-of the Commonwealth
System of Higher Education,
3.490%, 02/15/2024
(SIFMA Municipal Swap Index + 0.360%)
(Callable 08/15/2023)(2)	2,500,000	2,496,486
Westmoreland County Industrial
Development Authority:
4.000%, 07/01/2023	375,000	375,227
4.000%, 07/01/2024	450,000	451,772
4.000%, 07/01/2025	550,000	553,416
4.000%, 07/01/2026	725,000	730,333
Westmoreland County Municipal Authority,
0.000%, 08/15/2023
(ETM) (Insured by FGIC)	220,000	215,688
Wilkes-Barre Finance Authority,
5.000%, 11/01/2024	40,000	41,264
Total Pennsylvania
(Cost $96,521,073)		94,443,079	5.3%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Puerto Rico
Commonwealth of Puerto Rico:
5.250%, 07/01/2023	$2,984,925	$2,984,921
0.000%, 07/01/2024	5,039,303	4,670,536
5.375%, 07/01/2025	1,806,000	1,819,614
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	710,000	720,271
6.000%, 08/01/2026
(ETM) (Insured by AGC)	545,000	603,265
6.000%, 08/01/2026
(ETM) (Insured by AGC)	3,510,000	3,872,676
Total Puerto Rico
(Cost $14,872,648)		14,671,283	0.8%
Rhode Island
Rhode Island Housing &
Mortgage Finance Corp.:
0.450%, 10/01/2040 (Callable 01/20/2023)
(Mandatory Tender Date 10/01/2023)
(Insured by HUD)(1)	2,060,000	2,000,014
3.750%, 10/01/2049 (Callable 04/01/2029)
(Insured by GNMA)	1,530,000	1,523,307
State of Rhode Island,
5.000%, 11/01/2031 (Callable 11/01/2028)	1,585,000	1,779,109
Tobacco Settlement Financing Corp.,
5.000%, 06/01/2027 (Callable 06/01/2025)	1,075,000	1,098,824
Total Rhode Island
(Cost $6,689,069)		6,401,254	0.4%
South Carolina
Barnwell Facilities Corp.:
5.000%, 09/01/2023 (Insured by BAM)	285,000	288,499
5.000%, 09/01/2024 (Insured by BAM)	280,000	289,313
City of Myrtle Beach SC,
5.000%, 10/01/2027 (Callable 10/01/2026)	1,000,000	1,069,842
City of Walhalla SC,
5.000%, 06/01/2023 (Insured by BAM)	320,000	322,450
Greenwood Fifty School Facilities, Inc.,
5.000%, 12/01/2027
(Callable 06/01/2026) (Insured by BAM)	1,125,000	1,202,549
Patriots Energy Group Financing Agency,
3.787%, 10/01/2048
(1 Month LIBOR USD + 0.860%)
(Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	1,500,000	1,491,718
Piedmont Municipal Power Agency:
5.375%, 01/01/2025
(ETM) (Insured by NATL)	220,000	229,924
5.000%, 01/01/2029 (Callable 01/01/2025)	1,000,000	1,034,151
5.000%, 01/01/2030 (Callable 01/01/2027)	4,190,000	4,461,795
South Carolina Jobs-Economic
Development Authority,
5.250%, 08/01/2030
(Pre-refunded to 08/01/2023)	110,000	111,436
South Carolina State Housing Finance
& Development Authority:
4.000%, 07/01/2036
(Callable 07/01/2025) (Insured by GNMA)	80,000	79,976
4.000%, 07/01/2047
(Callable 01/01/2027) (Insured by FHA)	335,000	334,793
4.500%, 07/01/2048 (Callable 07/01/2027)	300,000	302,970
4.000%, 01/01/2050 (Callable 07/01/2028)	1,800,000	1,805,164
4.000%, 07/01/2050 (Callable 07/01/2029)	1,705,000	1,709,809
3.000%, 01/01/2052 (Callable 07/01/2030)	11,815,000	11,396,622
Spartanburg Housing Authority,
2.000%, 03/01/2026
(Mandatory Tender Date 03/01/2025)(1)	2,671,000	2,595,885
University of South Carolina,
5.000%, 05/01/2027	785,000	851,251
Total South Carolina
(Cost $30,955,461)		29,578,147	1.7%
South Dakota
Aberdeen School District No. 6-1,
2.200%, 01/01/2023	255,000	255,000
City of Rapid City SD,
5.000%, 12/01/2025	310,000	319,313
South Dakota Health &
Educational Facilities Authority:
3.000%, 09/01/2025	100,000	98,578
3.000%, 09/01/2027	105,000	101,701
3.000%, 09/01/2028	200,000	191,279
South Dakota Housing
Development Authority:
3.000%, 11/01/2051
(Callable 05/01/2030) (Insured by GNMA)	1,585,000	1,540,239
5.000%, 05/01/2053 (Callable 11/01/2031)	3,000,000	3,126,721
Total South Dakota
(Cost $5,917,875)		5,632,831	0.3%
Tennessee
City of Jackson TN:
5.000%, 04/01/2024 (ETM)	10,000	10,243
5.000%, 04/01/2024	240,000	245,066
5.000%, 04/01/2027
(Pre-refunded to 04/01/2025)	20,000	20,929
5.000%, 04/01/2027 (Callable 04/01/2025)	645,000	665,121
City of Manchester TN,
2.000%, 08/01/2028	1,820,000	1,716,906
City of Memphis TN:
5.000%, 12/01/2029 (Callable 12/01/2026)	2,165,000	2,349,042
5.000%, 12/01/2029 (Callable 12/01/2026)	2,185,000	2,370,743
City of Morristown TN,
2.000%, 03/01/2029	2,015,000	1,878,929
City of Sevierville TN,
5.000%, 06/01/2027	2,845,000	3,114,083
Cleveland Housing Authority,
4.000%, 08/01/2026 (Mandatory
Tender Date 08/01/2025)(1)(3)	2,880,000	2,854,930
Hollow Rock-Bruceton
Special School District,
3.000%, 04/01/2023	346,000	345,738
Nashville & Davidson County
Metropolitan Government,
4.000%, 10/01/2028	125,000	121,830
Tennergy Corp.:
5.250%, 12/01/2024	575,000	586,609
5.250%, 12/01/2025	560,000	576,907
5.250%, 12/01/2026	700,000	726,070
5.500%, 12/01/2027	770,000	810,392
5.500%, 12/01/2028	1,000,000	1,060,078
5.500%, 12/01/2029	2,230,000	2,372,869
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	6,705,000	7,017,591
Tennessee Housing Development Agency:
3.050%, 07/01/2029 (Callable 07/01/2024)	100,000	97,720
3.600%, 01/01/2031 (Callable 01/20/2023)	1,020,000	1,020,052
3.850%, 07/01/2032 (Callable 01/01/2025)	685,000	672,641

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022
Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tennessee Housing
Development Agency: (cont.)
4.000%, 07/01/2039
(Callable 01/01/2024)	$260,000	$259,741
4.000%, 01/01/2043 (Callable 07/01/2027)	440,000	440,234
4.000%, 01/01/2046 (Callable 01/01/2025)	5,000	4,994
3.750%, 01/01/2050 (Callable 01/01/2029)	1,900,000	1,891,773
3.000%, 01/01/2051 (Callable 01/01/2030)	885,000	862,218
5.000%, 01/01/2053 (Callable 07/01/2031)	1,750,000	1,823,878
Total Tennessee
(Cost $37,085,392)		35,917,327	2.0%
Texas
Abilene Convention Center
Hotel Development Corp.:
2.500%, 10/01/2031	1,000,000	831,031
3.750%, 10/01/2031(3)	1,120,000	981,855
Arlington Higher Education Finance Corp.:
5.000%, 08/15/2023 (PSF Guaranteed)	325,000	328,928
5.000%, 08/15/2024 (PSF Guaranteed)	505,000	522,354
5.000%, 08/15/2024
(ETM) (PSF Guaranteed)	535,000	552,727
5.000%, 08/15/2025 (PSF Guaranteed)	550,000	580,599
5.000%, 08/15/2025 (PSF Guaranteed)	75,000	79,095
5.000%, 12/01/2025 (PSF Guaranteed)	555,000	588,765
4.000%, 08/15/2026 (PSF Guaranteed)	345,000	355,206
4.000%, 08/15/2026 (PSF Guaranteed)	200,000	206,331
5.000%, 08/15/2026 (PSF Guaranteed)	450,000	483,086
4.000%, 02/15/2027 (PSF Guaranteed)	350,000	360,029
4.000%, 08/15/2027 (PSF Guaranteed)	360,000	370,568
5.000%, 08/15/2027 (PSF Guaranteed)	500,000	545,925
4.000%, 08/15/2028 (PSF Guaranteed)	370,000	382,545
4.000%, 08/15/2028 (PSF Guaranteed)	385,000	398,054
4.000%, 02/15/2029 (PSF Guaranteed)	285,000	294,851
Arlington Housing Finance Corp.,
3.500%, 11/01/2043 (Callable 05/01/2025)
(Mandatory Tender Date 11/01/2025)(1)	6,500,000	6,512,443
Bandera Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	460,000	470,917
Brazoria County Municipal
Utility District No. 17,
4.000%, 09/01/2024
(Callable 09/01/2023) (Insured by AGM)	175,000	176,380
Bryan Independent School District,
4.000%, 02/15/2029 (PSF Guaranteed)	1,435,000	1,524,546
Bryson Independent School District,
4.000%, 08/15/2030
(Callable 08/15/2027) (PSF Guaranteed)	785,000	823,063
Caney Creek Municipal Utility District,
5.000%, 03/01/2025	405,000	419,120
Central Texas Regional Mobility Authority,
5.000%, 01/01/2025 (Callable 07/01/2024)	5,440,000	5,581,272
Central Texas Turnpike System:
5.000%, 08/15/2023	205,000	207,403
0.000%, 08/15/2026 (Insured by BHAC)	1,110,000	993,077
5.000%, 08/15/2027 (Callable 08/15/2024)	545,000	558,474
Cimarron Municipal Utility District,
4.000%, 03/01/2025 (Insured by AGM)	70,000	71,706
Cinco Municipal Utility District,
4.000%, 12/01/2023 (Insured by BAM)	690,000	695,743
City of Brownsville TX,
5.000%, 09/01/2031 (Callable 09/01/2025)	830,000	871,522
City of Dallas Housing Finance Corp.,
3.500%, 02/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 02/01/2026)(1)	1,900,000	1,891,159
City of Dallas TX:
5.000%, 02/15/2027
(Callable 02/15/2024)	630,000	646,149
4.000%, 08/15/2030 (Callable 08/15/2026)	1,000,000	1,009,021
City of Denton TX:
5.000%, 12/01/2033 (Callable 12/01/2026)	900,000	955,439
5.000%, 12/01/2034 (Callable 12/01/2026)	195,000	206,190
City of Elgin TX:
4.000%, 07/15/2023 (Insured by AGM)	155,000	155,795
4.000%, 07/15/2023 (Insured by BAM)	50,000	50,256
City of Frisco TX,
4.000%, 02/15/2028	500,000	526,367
City of Hearne TX:
3.000%, 08/01/2023 (Insured by BAM)	230,000	229,783
3.000%, 08/01/2024 (Insured by BAM)	240,000	240,026
City of Houston TX:
5.500%, 12/01/2024
(ETM) (Insured by NATL)	635,000	654,620
0.000%, 12/01/2025
(ETM) (Insured by AGM)	500,000	461,872
5.000%, 09/01/2029 (Callable 09/01/2024)	1,500,000	1,531,300
City of San Antonio TX,
5.000%, 07/01/2024	1,000,000	1,022,991
City of Temple TX,
5.000%, 08/01/2028 (Insured by BAM)	150,000	165,014
City of Wilmer TX:
5.000%, 09/01/2026 (Insured by BAM)	410,000	439,016
5.000%, 09/01/2027 (Insured by BAM)	380,000	412,446
Clear Creek Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	115,000	117,614
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2027 (PSF Guaranteed)	1,960,000	2,135,601
4.000%, 08/15/2032
(Callable 08/15/2026) (PSF Guaranteed)	700,000	723,890
Collin County Water
Control & Improvement District No. 3:
2.000%, 09/15/2023 (Insured by BAM)	335,000	331,204
2.000%, 09/15/2024 (Insured by BAM)	350,000	342,080
Comal County Water Control
& Improvement District No. 6:
4.000%, 03/01/2025 (Insured by BAM)	510,000	516,444
4.000%, 03/01/2026 (Insured by BAM)	535,000	545,465
4.000%, 03/01/2027 (Insured by BAM)	555,000	569,042
4.000%, 03/01/2028 (Insured by BAM)	580,000	597,516
Cotulla Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	100,213
5.000%, 02/15/2028 (PSF Guaranteed)	1,250,000	1,384,982
County of Archer TX,
4.000%, 02/15/2024	350,000	354,266
County of Bexar TX,
5.000%, 06/15/2029 (Callable 06/15/2026)	855,000	918,636
County of El Paso TX,
5.000%, 02/15/2032 (Callable 08/15/2027)	885,000	969,756
County of Fort Bend TX,
2.000%, 03/01/2027 (Insured by BAM)	745,000	700,187
County of McLennan TX,
5.000%, 06/01/2025 (Insured by AGM)	240,000	248,561
County of Montgomery TX,
2.000%, 09/01/2027
(Callable 09/01/2025) (Insured by BAM)	435,000	396,442
County of Wise TX:
5.000%, 08/15/2025	500,000	517,042
5.000%, 08/15/2026	850,000	886,733
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Crane County Water District,
5.000%, 02/15/2026
(Callable 02/15/2025)	$915,000	$957,338
Cypress-Fairbanks Independent
School District,
5.000%, 02/15/2028 (PSF Guaranteed)	1,000,000	1,112,531
Dallas Convention Center
Hotel Development Corp.,
0.000%, 01/01/2025	4,450,000	4,129,133
Dallas County Utility & Reclamation District,
5.000%, 02/15/2026	290,000	307,724
Dallas Independent School District,
4.000%, 02/15/2029 (PSF Guaranteed)	60,000	63,856
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	1,135,000	1,254,393
Denton County Fresh
Water Supply District No. 6,
4.000%, 02/15/2023 (Insured by BAM)	275,000	275,223
Denton County Housing Finance Corp.,
5.000%, 02/01/2026 (Mandatory Tender
Date 02/01/2025)(1)	1,750,000	1,803,223
Denton Independent School District:
2.000%, 08/01/2044 (Pre-refunded
to 08/01/2024) (PSF Guaranteed)(1)	1,450,000	1,433,953
2.000%, 08/01/2044 (Mandatory Tender
Date 08/01/2024) (PSF Guaranteed)(1)	1,475,000	1,438,014
Eanes Independent School District,
5.000%, 08/01/2028 (PSF Guaranteed)	1,060,000	1,182,791
Everman Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	225,000	235,020
Fort Bend County Municipal
Utility District No. 116,
4.000%, 09/01/2025
(Callable 09/01/2024) (Insured by BAM)	325,000	330,873
Fort Bend County Municipal
Utility District No. 134B,
4.625%, 09/01/2024 (Insured by AGM)	320,000	328,668
Fort Bend County Municipal
Utility District No. 139:
4.000%, 09/01/2023 (Insured by BAM)	190,000	191,106
4.000%, 09/01/2024 (Insured by BAM)	200,000	203,406
Fort Bend County Municipal
Utility District No. 30,
4.000%, 09/01/2024 (Insured by BAM)	500,000	508,362
Fort Bend County Municipal
Utility District No. 58,
3.500%, 04/01/2024 (Insured by AGM)	125,000	125,452
Fort Bend County Municipal
Utility District No. 81,
3.000%, 09/01/2023
(Callable 01/30/2023) (Insured by AGM)	220,000	220,003
Fort Bend-Waller Counties Municipal
Utility District No. 2,
4.250%, 04/01/2029
(Callable 04/01/2026) (Insured by AGM)	675,000	703,658
Fredericksburg Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	1,000,000	1,047,265
Harris County Cultural Education
Facilities Finance Corp.,
5.000%, 07/01/2049 (Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(1)	655,000	699,823
Harris County Health
Facilities Development Corp.:
5.750%, 07/01/2027 (ETM)	905,000	966,218
5.750%, 07/01/2027
(ETM) (Insured by AMBAC)	3,895,000	4,196,411
Harris County Municipal
Utility District No. 120,
3.250%, 08/01/2025 (Callable
01/30/2023) (Insured by AGM)	350,000	350,075
Harris County Municipal
Utility District No. 153,
4.000%, 09/01/2023
(Callable 01/30/2023) (Insured by BAM)	100,000	100,062
Harris County Municipal
Utility District No. 276,
3.000%, 09/01/2024 (Insured by BAM)	445,000	445,145
Harris County Municipal
Utility District No. 284:
4.000%, 09/01/2023 (Insured by AGM)	370,000	372,153
4.000%, 09/01/2024 (Insured by AGM)	235,000	239,003
Harris County Municipal
Utility District No. 374,
3.000%, 09/01/2024 (Insured by BAM)	225,000	224,679
Harris County Municipal
Utility District No. 63,
3.000%, 09/01/2025
(Callable 09/01/2024) (Insured by AGM)	100,000	100,152
Harris County Water Control
& Improvement District No. 1,
4.000%, 02/15/2027 (Insured by AGM)	360,000	373,305
Hitchcock Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	100,211
Housing Options, Inc.,
3.900%, 02/01/2026 (Mandatory Tender
Date 02/01/2025) (Insured by HUD)(1)	8,000,000	8,035,161
Houston Independent School District,
3.500%, 06/01/2039 (Mandatory Tender
Date 06/01/2025) (PSF Guaranteed)(1)	4,575,000	4,524,657
Hunt Memorial Hospital District:
5.000%, 02/15/2024	200,000	203,093
5.000%, 02/15/2027	1,500,000	1,592,139
5.000%, 02/15/2028	1,000,000	1,074,343
Ingleside Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	120,000	124,258
Katy Development Authority:
4.000%, 06/01/2025 (Insured by BAM)	500,000	513,333
4.000%, 06/01/2026 (Insured by BAM)	600,000	623,117
4.000%, 06/01/2027 (Insured by BAM)	415,000	435,280
3.000%, 06/01/2028
(Callable 06/01/2027) (Insured by BAM)	375,000	371,602
3.000%, 06/01/2029
(Callable 06/01/2027) (Insured by BAM)	450,000	444,809
Klein Independent School District:
5.000%, 08/01/2027 (PSF Guaranteed)	1,230,000	1,353,194
5.000%, 08/01/2028 (PSF Guaranteed)	750,000	839,350
La Vernia Independent School District,
4.000%, 08/15/2025 (PSF Guaranteed)	260,000	267,955
Leander Independent School District:
0.000%, 08/15/2033 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	50,000	31,035
0.000%, 08/15/2034 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	485,000	283,696
0.000%, 08/15/2036 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	35,000	19,010
0.000%, 08/15/2036 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	225,000	116,475
0.000%, 08/15/2038 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	255,000	124,838
0.000%, 08/15/2039 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	50,000	21,771

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Leander Independent School District: (cont.)
0.000%, 08/15/2039 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	$175,000	$81,449
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	175,000	77,403
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	100,000	41,199
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,335,000	561,860
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	435,000	169,221
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	8,465,000	3,556,993
0.000%, 08/15/2042 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	50,000	19,940
0.000%, 08/15/2042 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	455,000	181,745
0.000%, 08/15/2043 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	40,000	15,197
0.000%, 08/15/2045 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,010,000	311,786
0.000%, 08/15/2046 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,440,000	417,703
0.000%, 08/15/2047 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	175,000	47,662
Lewisville Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	20,000	20,710
Lower Colorado River Authority,
4.750%, 01/01/2028
(ETM) (Insured by AGM)	235,000	246,555
Manor Independent School District:
5.000%, 08/01/2026 (PSF Guaranteed)	100,000	107,879
5.000%, 08/01/2027 (PSF Guaranteed)	1,015,000	1,114,824
Matagorda County Navigation District No. 1,
4.000%, 06/01/2030 (Callable 06/03/2023)	5,000,000	4,997,901
Montgomery County Health
Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	595,000	585,481
Montgomery County Municipal
Utility District No. 112,
3.000%, 10/01/2024 (Insured by BAM)	215,000	215,123
Montgomery County Municipal
Utility District No. 119,
1.000%, 04/01/2025	400,000	370,422
Montgomery County Municipal
Utility District No. 95,
3.000%, 09/01/2023 (Insured by AGM)	115,000	114,745
Montgomery Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	175,000	179,250
New Caney Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	100,000	104,474
New Hope Cultural Education
Facilities Finance Corp.:
4.000%, 06/15/2024	50,000	50,502
5.000%, 11/01/2025 (Callable 11/01/2024)	1,050,000	1,063,438
Newark Higher Education Finance Corp.:
5.000%, 08/15/2023 (PSF Guaranteed)	260,000	263,142
5.000%, 08/15/2028
(Callable 08/15/2024) (PSF Guaranteed)	705,000	725,845
North Central Texas Health
Facility Development Corp.,
5.750%, 06/01/2026
(ETM) (Insured by NATL)	345,000	363,349
North East Independent School District,
2.200%, 08/01/2049 (Mandatory Tender
Date 08/01/2024) (PSF Guaranteed)(1)	725,000	712,390
North Mission Glen
Municipal Utility District,
3.000%, 09/01/2024 (Insured by AGM)	185,000	185,060
Northeast Travis County Utility District,
0.000%, 09/01/2024 (Insured by BAM)	470,000	438,098
Northwest Harris County Municipal
Utility District No. 19:
2.000%, 10/01/2023 (Insured by AGM)	105,000	103,926
3.000%, 10/01/2024 (Insured by AGM)	110,000	110,454
3.000%, 10/01/2025 (Insured by AGM)	275,000	276,738
3.000%, 10/01/2027
(Callable 10/01/2026) (Insured by AGM)	225,000	226,382
Orange County Water Control &
Improvement District No. 1,
4.000%, 02/15/2027 (Insured by AGM)	630,000	658,139
Palestine Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	135,000	137,994
Paseo del Este Municipal
Utility District No. 10:
4.000%, 08/15/2023 (Insured by AGM)	130,000	130,747
4.000%, 08/15/2024 (Insured by AGM)	180,000	182,995
Prosper Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	110,000	112,586
Rockwall Independent School District,
0.000%, 02/15/2024 (PSF Guaranteed)	1,270,000	1,223,505
San Antonio Independent School District:
5.000%, 08/15/2027 (PSF Guaranteed)	1,500,000	1,652,778
5.000%, 08/15/2028 (PSF Guaranteed)	750,000	841,578
San Benito Consolidated
Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	100,000	102,240
Sedona Lakes Municipal
Utility District No. 1,
3.000%, 09/01/2024 (Insured by BAM)	105,000	105,034
Sienna Municipal Utility District No. 4:
2.000%, 09/01/2027
(Callable 09/01/2025) (Insured by AGM)	500,000	459,979
2.000%, 09/01/2028
(Callable 09/01/2025) (Insured by AGM)	315,000	286,021
South Shore Harbor Municipal
Utility District No. 7,
4.000%, 09/01/2023 (Insured by BAM)	370,000	372,250
Southwest Houston Redevelopment Authority,
5.000%, 09/01/2025 (Insured by AGM)	250,000	261,082
Southwest Texas Junior College District,
4.000%, 10/01/2023 (Insured by BAM)	100,000	100,626
Spring Creek Utility District
of Montgomery County:
2.500%, 10/01/2023 (Insured by AGM)	150,000	148,949
3.000%, 10/01/2023 (Insured by AGM)	145,000	144,783
State of Texas:
4.000%, 08/01/2028 (Callable 08/01/2025)	2,500,000	2,575,591
3.200%, 10/01/2028 (Callable 10/01/2025)	3,000,000	2,989,761
Sugar Land Development Corp.,
4.000%, 02/15/2025 (Insured by AGM)	235,000	240,503
Tarrant County Cultural Education
Facilities Finance Corp.:
5.000%, 11/15/2023	310,000	312,488
5.000%, 11/15/2024	275,000	280,556
2.250%, 11/15/2025	225,000	215,503

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Texas Department of Housing
& Community Affairs:
4.000%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	$1,175,000	$1,180,460
4.750%, 03/01/2049 (Callable
09/01/2027) (Insured by GNMA)	525,000	533,666
5.500%, 09/01/2052 (Callable
03/01/2032) (Insured by GNMA)	2,995,000	3,202,772
Texas Municipal Gas Acquisition
& Supply Corp. I:
4.645%, 12/15/2026
(3 Month LIBOR USD + 1.450%)
(Callable 01/03/2023)(2)	8,300,000	8,088,695
5.250%, 12/15/2026	835,000	877,231
6.250%, 12/15/2026	2,095,000	2,205,357
Texas Municipal Gas Acquisition
& Supply Corp. II,
4.065%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	20,865,000	20,597,292
Texas Municipal Gas Acquisition
& Supply Corp. III:
5.000%, 12/15/2023	1,000,000	1,007,601
5.000%, 12/15/2025	3,100,000	3,179,827
5.000%, 12/15/2027	6,250,000	6,473,291
5.000%, 12/15/2028	1,500,000	1,556,484
Texas Public Finance Authority,
5.000%, 12/01/2027 (Callable 06/01/2025)	975,000	1,019,432
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049
(Callable 03/01/2029) (Insured by GNMA)	320,000	322,180
Tioga Independent School
District Public Facility Corp.:
4.000%, 08/15/2023	470,000	467,564
4.000%, 08/15/2024	185,000	182,410
3.250%, 08/15/2026 (Callable 08/15/2024)	195,000	183,776
Town of Providence Village TX,
4.000%, 03/01/2024 (Insured by BAM)	275,000	278,063
Travis County Housing Finance Corp.,
4.125%, 06/01/2045 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2027)(1)	4,150,000	4,177,728
Viridian Municipal Management District:
6.000%, 12/01/2023 (Insured by BAM)	50,000	51,391
4.000%, 12/01/2024 (Insured by BAM)	425,000	432,663
4.000%, 12/01/2025
(Callable 12/01/2024) (Insured by BAM)	440,000	447,484
4.000%, 12/01/2026
(Callable 12/01/2023) (Insured by AGM)	340,000	342,815
4.000%, 12/01/2026
(Callable 12/01/2024) (Insured by BAM)	460,000	467,892
4.000%, 12/01/2027
(Callable 12/01/2024) (Insured by BAM)	475,000	483,100
4.000%, 12/01/2028
(Callable 12/01/2024) (Insured by BAM)	495,000	503,377
4.000%, 12/01/2028
(Callable 12/01/2024) (Insured by BAM)	455,000	462,700
4.000%, 12/01/2029
(Callable 12/01/2024) (Insured by BAM)	685,000	695,476
West Harris County
Municipal Utility District No. 17,
3.000%, 09/01/2023 (Insured by AGM)	360,000	359,309
Willow Creek Farms
Municipal Utility District:
2.400%, 09/01/2023 (Insured by AGM)	45,000	44,656
3.500%, 09/01/2023 (Insured by AGM)	125,000	125,243
Wink-Loving Independent School District:
5.000%, 02/15/2027 (Pre-refunded
to 02/15/2023) (PSF Guaranteed)	530,000	531,156
3.000%, 02/15/2031
(Callable 02/15/2023) (PSF Guaranteed)	60,000	59,304
Total Texas
(Cost $194,022,212)		188,874,007	10.7%
Utah
City of Salt Lake City UT,
4.000%, 10/01/2027 (Callable 10/01/2025)	1,220,000	1,264,518
County of Utah UT,
5.000%, 05/15/2060 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)(1)	400,000	411,324
Duchesne County School District,
5.000%, 06/01/2025	200,000	207,933
Utah Charter School Finance Authority:
5.000%, 04/15/2023 (Insured by UT CSCE)	160,000	160,795
4.000%, 04/15/2024 (Insured by UT CSCE)	100,000	100,753
5.000%, 04/15/2024 (Insured by UT CSCE)	240,000	244,788
5.000%, 10/15/2024 (Insured by UT CSCE)	355,000	365,910
5.000%, 04/15/2025 (Insured by UT CSCE)	135,000	139,990
5.000%, 04/15/2026 (Insured by UT CSCE)	150,000	157,851
3.625%, 06/15/2029
(Callable 06/15/2027)(3)	375,000	340,873
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	35,000	34,963
Utah Infrastructure Agency:
4.000%, 10/15/2023	180,000	181,398
4.000%, 10/15/2024	190,000	192,908
4.000%, 10/15/2025	100,000	102,526
Vineyard Redevelopment Agency,
5.000%, 05/01/2028 (Insured by AGM)	445,000	490,470
Wasatch County School
District Board of Education,
4.000%, 02/01/2030 (Callable
02/01/2026) (Insured by SCH BD GTY)	1,000,000	1,031,396
Total Utah
(Cost $5,612,063)		5,428,396	0.3%
Vermont
Vermont Educational &
Health Buildings Financing Agency,
5.000%, 12/01/2033 (Callable 06/01/2026)	2,445,000	2,569,334
Vermont Housing Finance Agency:
4.000%, 11/01/2044 (Callable 11/01/2023)	35,000	35,041
4.000%, 11/01/2048 (Callable 05/01/2027)	835,000	835,420
4.000%, 11/01/2049
(Callable 05/01/2028) (Insured by GNMA)	1,960,000	1,966,189
3.750%, 11/01/2050
(Callable 05/01/2029) (Insured by GNMA)	1,275,000	1,269,496
Vermont Student Assistance Corp.:
5.000%, 06/15/2024	850,000	866,463
5.000%, 06/15/2025	825,000	853,972
Total Vermont
(Cost $8,863,141)		8,395,915	0.5%
Virginia
Alexandria Industrial Development Authority,
5.000%, 10/01/2050
(Pre-refunded to 10/01/2025)	2,275,000	2,405,598
City of Danville VA,
4.000%, 09/01/2026 (Insured by ST AID)	3,460,000	3,617,547

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Portsmouth Redevelopment
& Housing Authority,
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	$3,591,000	$3,565,376
Virginia Public Building Authority:
5.000%, 08/01/2029	2,400,000	2,731,930
5.000%, 08/01/2029 (Callable 08/01/2026)	3,500,000	3,701,366
Wise County Industrial
Development Authority,
1.200%, 11/01/2040 (Mandatory Tender
Date 05/31/2024)(1)	1,905,000	1,817,629
Total Virginia
(Cost $17,874,516)		17,839,446	1.0%
Washington
Central Puget Sound Regional
Transit Authority:
4.750%, 02/01/2028
(Callable 01/30/2023) (Insured by NATL)	155,000	159,369
3.330%, 11/01/2045
(SIFMA Municipal Swap Index + 0.200%)
(Callable 11/01/2025)
(Mandatory Tender Date 11/01/2026)(2)	9,000,000	8,755,481
3.580%, 11/01/2045
(SIFMA Municipal Swap Index + 0.450%)
(Callable 01/17/2023)
(Mandatory Tender Date 11/01/2023)(2)	100,000	100,000
Central Washington University:
4.000%, 05/01/2024 (Callable 05/01/2023)	260,000	260,875
4.000%, 05/01/2026 (Callable 05/01/2023)	410,000	411,276
5.000%, 05/01/2026 (Insured by BAM)	410,000	437,596
City of Seattle WA,
3.380%, 05/01/2045
(SIFMA Municipal Swap Index + 0.250%)
(Callable 05/01/2026)
(Mandatory Tender Date 11/01/2026)(2)	8,610,000	8,442,395
County of King WA,
0.875%, 01/01/2042 (Callable 04/01/2025)
(Mandatory Tender Date 01/01/2026)(1)	450,000	411,789
King County Housing Authority,
5.000%, 11/01/2026	810,000	867,944
King County Public Hospital District No. 1:
5.000%, 12/01/2031 (Callable 12/01/2026)	1,000,000	1,058,608
5.000%, 12/01/2036 (Callable 12/01/2026)	1,250,000	1,305,091
Metropolitan Park District of Tacoma WA,
4.000%, 12/01/2027 (Callable 12/01/2026)	4,630,000	4,606,421
Pend Oreille County Public
Utility District No. 1:
5.000%, 01/01/2023	665,000	665,000
5.000%, 01/01/2024	1,020,000	1,031,709
5.000%, 01/01/2024	700,000	707,967
5.000%, 01/01/2025	445,000	456,326
5.000%, 01/01/2025	735,000	753,566
San Juan County School District No. 137,
4.000%, 12/01/2028 (Callable
01/30/2023) (Insured by SCH BD GTY)	675,000	675,202
Seattle Housing Authority:
1.250%, 06/01/2024 (Callable 12/01/2023)	2,000,000	1,942,147
4.000%, 09/01/2025 (Callable 03/01/2025)	7,700,000	7,831,358
1.000%, 06/01/2026 (Callable 06/01/2023)	2,000,000	1,819,381
Spokane Public Facilities District,
5.000%, 12/01/2028
(Pre-refunded to 06/01/2023)	550,000	554,256
State of Washington,
5.000%, 07/01/2024 (Callable
01/30/2023) (Insured by ST AID)	55,000	55,085
Tacoma Metropolitan Park District:
3.000%, 12/01/2023	115,000	114,137
5.000%, 12/01/2024	390,000	399,705
4.000%, 12/01/2026	175,000	174,417
4.000%, 12/01/2027	2,480,000	2,467,458
Total Washington
(Cost $47,887,086)		46,464,559	2.6%
Wisconsin
Baldwin-Woodville Area School District,
2.000%, 04/01/2023 (Callable 01/30/2023)	110,000	109,552
City of Marinette WI,
4.000%, 05/01/2027 (Callable 05/01/2023)	150,000	150,444
City of Menomonie WI,
3.000%, 12/01/2024	415,000	414,713
City of Milwaukee WI:
5.000%, 04/01/2024	2,000,000	2,042,464
4.000%, 06/01/2027 (Callable 06/01/2026)	950,000	962,788
3.000%, 06/01/2030 (Callable 06/01/2026)	455,000	443,696
City of Oshkosh WI,
4.000%, 05/01/2029 (Callable 05/01/2023)	125,000	125,342
City of Plymouth WI,
2.000%, 05/01/2023 (Callable 01/30/2023)	825,000	820,303
Coleman School District,
4.000%, 03/01/2025 (Callable 03/01/2024)	200,000	202,001
County of Waushara WI,
4.500%, 06/01/2027 (Callable 06/01/2025)	2,500,000	2,576,674
Oshkosh Area School District,
2.625%, 03/01/2027
(Callable 03/01/2023) (Insured by BAM)	15,000,000	14,499,507
Palmyra-Eagle Area School District:
3.000%, 03/01/2024 (Callable 03/01/2023)	700,000	681,643
3.000%, 03/01/2025 (Callable 03/01/2023)	175,000	167,190
Public Finance Authority:
5.000%, 06/15/2023	395,000	396,228
5.000%, 10/01/2023(3)	2,000,000	2,005,916
5.000%, 10/01/2024(3)	1,605,000	1,613,646
3.000%, 03/01/2026
(Callable 01/30/2023)(3)	2,250,000	2,110,547
5.000%, 10/01/2029(3)	2,850,000	2,848,166
Pulaski Community School District,
2.500%, 03/01/2023 (Callable 01/30/2023)	40,000	39,937
Southeast Wisconsin Professional
Baseball Park District,
0.000%, 12/15/2024
(ETM) (Insured by NATL)	95,000	89,826
State of Wisconsin,
5.000%, 05/01/2026 (Callable 05/01/2023)	60,000	60,395
Town of Delavan WI,
4.500%, 03/01/2024	130,000	132,406
Town of St. Joseph WI,
3.000%, 12/01/2023 (Insured by AGM)	450,000	449,631
Village of DeForest WI,
3.375%, 05/01/2023 (Callable 01/30/2023)	100,000	100,022
Village of Waunakee WI,
3.200%, 10/01/2026 (Callable 01/30/2023)	225,000	225,009
Wisconsin Center District:
5.250%, 12/15/2023
(ETM) (Insured by AGM)	10,000	10,033
5.250%, 12/15/2023 (Insured by AGM)	10,000	10,176
0.000%, 12/15/2024 (Insured by NATL)	115,000	107,610
5.000%, 12/15/2025	245,000	260,691
5.250%, 12/15/2027
(ETM) (Insured by AGM)	50,000	53,962
5.250%, 12/15/2027 (Insured by AGM)	1,295,000	1,397,792
0.000%, 12/15/2028 (Insured by AGM)	315,000	253,946

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Health &
Educational Facilities Authority:
5.000%, 03/01/2023	$300,000	$300,186
5.000%, 06/01/2023 (Callable 01/30/2023)	415,000	415,672
5.000%, 12/01/2023	150,000	152,717
4.000%, 09/15/2024
(Pre-refunded to 09/15/2023)	360,000	362,391
5.000%, 07/01/2025 (Callable 07/01/2024)	660,000	677,300
2.750%, 08/15/2025 (Callable 08/15/2024)	1,440,000	1,419,083
4.000%, 09/15/2025	765,000	755,154
4.000%, 09/15/2025
(Pre-refunded to 09/15/2023)	375,000	377,490
5.000%, 11/01/2025	245,000	240,876
5.000%, 02/15/2026	1,105,000	1,155,087
5.000%, 02/15/2026 (Insured by AGM)	500,000	529,029
5.000%, 10/01/2026	2,000,000	2,146,017
5.000%, 11/01/2026	710,000	693,077
4.000%, 09/15/2027	830,000	807,082
5.000%, 11/15/2027 (Callable 11/15/2024)	930,000	958,456
5.000%, 08/15/2029 (Callable 08/15/2027)	720,000	781,566
5.000%, 11/01/2029 (Callable 11/01/2026)	815,000	778,614
5.000%, 09/15/2030
(Pre-refunded to 09/15/2023)	500,000	506,740
3.000%, 02/15/2035
(Pre-refunded to 08/15/2025)	220,000	221,095
4.000%, 02/15/2038
(Pre-refunded to 08/15/2025)	575,000	592,695
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	5,200,000	5,432,985
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	2,050,000	2,093,710
3.680%, 08/15/2054
(SIFMA Municipal Swap Index + 0.550%)
(Callable 01/20/2023)
(Mandatory Tender Date 07/26/2023)(2)	530,000	529,926
Wisconsin Housing & Economic
Development Authority:
3.500%, 09/01/2046
(Callable 09/01/2025) (Insured by FNMA)	160,000	158,601
4.000%, 03/01/2048
(Callable 03/01/2027) (Insured by FNMA)	350,000	349,872
4.250%, 03/01/2049
(Callable 09/01/2028) (Insured by FNMA)	620,000	625,522
Total Wisconsin
(Cost $59,752,165)		58,423,199	3.3%
Wyoming
Carbon County Specific
Purpose Tax Joint Powers Board:
5.000%, 06/15/2023	675,000	678,981
5.000%, 06/15/2024	735,000	748,329
5.000%, 06/15/2025	950,000	976,157
5.000%, 06/15/2026	340,000	350,839
4.000%, 06/15/2029 (Callable 06/15/2025)	1,540,000	1,566,300
4.000%, 06/15/2030 (Callable 06/15/2025)	1,400,000	1,423,628
Wyoming Community
Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	500,000	499,344
3.750%, 12/01/2049 (Callable 12/01/2028)	1,285,000	1,279,335
Total Wyoming
(Cost $7,883,159)		7,522,913	0.4%
Total Long-Term Investments
(Cost $1,796,439,217)		1,743,253,316	98.6%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 3.56%(4)	3,219,049	3,219,049
Total Short-Term Investment
(Cost $3,219,049)		3,219,049	0.2%
Total Investments
(Cost $1,799,658,266)		1,746,472,365	98.8%
Other Assets in Excess of Liabilities		20,747,098	1.2%
TOTAL NET ASSETS		$1,767,219,463	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
CA MTG – CA Mortgage Insurance
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
MT BRD – Montana Board of Investments
NATL – National Public Finance Guarantee Corp.
OK CERF – Oklahoma Credit Enhancement Reserve Fund
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
ST AID – State Aid Intercept/Withholding
USDA – USDA OneRD Guarantee
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2022.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $81,127,723, which represented 4.59% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,743,253,316	$—	$1,743,253,316
Total Long-Term Investments	—	1,743,253,316	—	1,743,253,316
Short-Term Investment
Money Market Mutual Fund	3,219,049	—	—	3,219,049
Total Short-Term Investment	3,219,049	—	—	3,219,049
Total Investments	$3,219,049	$1,743,253,316	$—	$1,746,472,365

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
December 31, 2022 (Unaudited)

The Baird Strategic Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

The tax-exempt market closed the year with a strong tone, as yields fell modestly in December, adding to the strong rally that began in November. Although yields were lower for the quarter, they still rose significantly across the curve for the full year with short-term rates rising more than long. The magnitude of the move in short rates left yields between the 1–10-year curve inverted for the first time ever (-18 bps at year end). Inflation, which rose much more than expected and proved to be more persistent than transitory, was the obvious catalyst for the big upward yield adjustment in 2022. Exacerbating the inflation pressures was Russia’s invasion of Ukraine, especially impacting global food and energy prices, as well as China’s strict COVID-19 lockdowns, which prolonged global supply constraints. A tight labor market in the US, with nearly two job openings for every unemployed individual, also kept wage pressures elevated. The Fed reacted aggressively as the inflation data became more troubling. Rather than boost rates by the total of 75 bps they expected at the start of the year, the federal funds rate rose by 425 bps (including four successive 75 bps increases); the most aggressive Fed rate campaign on record combined with transitioning from quantitative easing (QE) to quantitative tightening (QT) as the Fed’s balance sheet was unwound.

During 2022, the Institutional Class Shares of the Fund (BSNIX) posted a net return of -5.31% vs. a -4.84% return for the Bloomberg 1-10 Year Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Curve/Duration Positioning – Favorable yield curve positioning
•	Sector Positioning – Transportation, Housing and Education allocation enhanced performance

Negative contributors to the Fund’s relative performance during the year include:

•	Credit Positioning – Overweight to lower-quality (BBBs) detracted from performance as credit spreads widened
•	Security selection – Lower-coupon structures lagged due to their longer average duration relative to higher-coupon issues
•	Pricing Service Impact – ICE (Fund) lagged the pricing of Benchmark (BVAL) securities

We expect economic growth to slow over the course of 2023, with the understanding that monetary policy changes operate with long and variable lags. Inflation should also fall, but to what level and at what pace are the key questions that will determine how high the federal funds rate rises and how long it remains elevated. Our view is that a “higher for longer” federal funds rate is likely, which implies that an unusually flat yield curve is probable for much of the year. Municipal issuance should remain modest even as infrastructure spending picks up but refunding volume will once again be quite low given the higher rate levels. With tax-loss harvesting largely behind us and much more attractive yields than a year ago, investor demand should improve, leading to positive municipal fund flows once again in 2023. The backdrop for municipal credit fundamentals remains strong. State and local governments begin the new year with record reserves that will help cushion an expected slowdown in tax revenues. Therefore, we expect credit ratings to remain relatively stable throughout 2023. Two sectors that we are more cautious on are Hospitals, which face labor shortages and rising costs, and Higher Education, which is challenged by declining enrollment growth. That said, structural opportunities in various sectors of the market (e.g., Housing) combined with modestly wider credit spreads over the year would be viewed as an opportunity in 2023.

The Fund’s overweight to duration will likely be gradually reduced, approaching a neutral stance, as municipal valuations richen and nominal yields decline. We will seek a yield curve allocation that optimizes roll-down benefit. Sector weightings will likely favor revenue-backed issues, with a particular focus, selectively, on Hospitals and Higher Education bonds. Given the recent widening in credit spreads, we believe a modest credit overweight is appropriate, particularly shorter on the curve. Although the pace of economic growth and tax revenues are likely to slow, credit fundamentals across most municipalities remains strong. That said, careful fundamental credit analysis and review remains critically important to adding value. Additional yield will also be sought from structural nuances at the individual security level where differing bond characteristics, such as coupon, call optionality and cash-flow variability help to create market inefficiencies.

Baird Strategic Municipal Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(7)

	Net Assets	$481,460,072

	SEC 30-Day Yield(4)
	Institutional Class	3.40%
	Investor Class	3.16%

	Average Effective Duration	5.46 years

	Average Effective Maturity	6.15 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	89%

Sector Weightings(1)	Number of Holdings	626

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total investments.

Baird Strategic Municipal Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming	Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2022	Year	Years	Inception(1)
Institutional Class Shares	-5.31%	1.62%	1.84%
Investor Class Shares	-5.55%	1.37%	1.59%
Bloomberg 1-10 Year Municipal Bond Index(2)	-4.84%	-0.10%	0.12%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2022.
(2)
The Bloomberg 1-10 Year Municipal Bond Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Municipal Bond Index—an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market. The Bloomberg 1-10 Year Municipal Blend index tracks tax-exempt municipal General Obligation, Revenue, Insured, and Pre-refunded bonds with a minimum $5 million par amount outstanding, issued as part of a transaction of at least $50 million, and with a remaining maturity from 1 up to (but not including) 12 years. The Index includes reinvestment of income. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 30% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income that is taxable for federal income tax purposes, unlike municipal bonds which generally provide income exempt from federal income tax.

The Fund may also invest in U.S. Treasury futures contracts. Futures contracts are subject to the risk of loss caused by unanticipated market movements, the risk that there may be an imperfect correlation between the prices of futures contracts and the value of their underlying instruments or indexes, and the risk there may not be a liquid secondary market for them. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Corrections Institution
Finance Authority,
5.000%, 07/01/2037 (Callable 07/01/2032)	$195,000	$214,784
Black Belt Energy Gas District:
3.480%, 10/01/2052
(SIFMA Municipal Swap Index + 0.350%)
(Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(2)	1,000,000	950,013
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	2,500,000	2,626,092
5.500%, 11/01/2053 (Callable 09/01/2028)
(Mandatory Tender Date 12/01/2028)(1)	1,000,000	1,049,367
County of Elmore AL,
5.000%, 05/01/2047
(Callable 05/01/2032) (Insured by BAM)	1,000,000	1,055,284
Southeast Alabama Gas Supply District:
3.777%, 06/01/2049 (1 Month LIBOR
USD + 0.850%) (Callable 03/01/2024)
(Mandatory Tender Date 06/01/2024)(2)	800,000	787,081
4.000%, 06/01/2049 (Callable 03/01/2024)
(Mandatory Tender Date 06/01/2024)(1)	830,000	827,091
Southeast Energy Authority
A Cooperative District,
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	500,000	513,256
Total Alabama
(Cost $8,085,302)		8,022,968	1.7%
Alaska
Alaska Housing Finance Corp.,
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	215,000	221,559
Alaska Industrial Development
& Export Authority:
4.250%, 04/01/2031 (Callable 04/01/2023)	185,000	185,276
4.000%, 04/01/2032 (Callable 04/01/2029)	1,875,000	1,900,954
Alaska Municipal Bond Bank Authority,
5.000%, 10/01/2026	175,000	187,263
CIVIC Ventures:
5.000%, 09/01/2023	235,000	235,975
5.000%, 09/01/2025	170,000	173,918
5.000%, 09/01/2026 (Callable 09/01/2025)	680,000	695,327
5.000%, 09/01/2027 (Callable 09/01/2025)	250,000	255,571
Southeast Alaska Power Agency,
5.250%, 06/01/2029 (Callable 12/01/2024)	150,000	155,936
University of Alaska,
5.000%, 10/01/2028 (Callable 10/01/2025)	110,000	114,257
Total Alaska
(Cost $4,223,368)		4,126,036	0.9%
Arizona
Arizona Industrial Development Authority:
2.470%, 07/01/2025
(Insured by SD CRED PROG)	115,000	110,782
3.169%, 10/01/2025	95,000	89,959
4.750%, 10/01/2025(3)	155,000	153,383
5.000%, 10/01/2028	110,000	116,483
4.000%, 11/01/2028	1,000,000	1,000,711
5.000%, 10/01/2029	10,000	10,657
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	105,000	103,274
5.000%, 10/01/2030 (Callable 10/01/2029)	140,000	148,891
4.000%, 10/01/2031 (Callable 10/01/2029)	65,000	63,965
4.000%, 10/01/2033 (Callable 10/01/2029)	100,000	97,124
4.000%, 10/01/2034 (Callable 10/01/2029)	85,000	81,688
Cochise County Community College District,
5.000%, 07/01/2026
(Callable 07/01/2025) (Insured by BAM)	120,000	126,154
Maricopa County Industrial
Development Authority:
4.500%, 07/01/2025(3)	125,000	120,345
5.000%, 07/01/2025
(Insured by SD CRED PROG)	475,000	491,440
4.000%, 07/01/2026(3)	1,150,000	1,141,639
5.000%, 07/01/2026
(Insured by SD CRED PROG)	430,000	450,404
5.000%, 07/01/2027
(Insured by SD CRED PROG)	710,000	751,207
5.000%, 01/01/2033 (Callable 01/01/2027)	250,000	266,185
Total Arizona
(Cost $5,684,838)		5,324,291	1.1%
Arkansas
Arkansas Development Finance Authority,
3.800%, 09/01/2044 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	2,000,000	2,000,000
Batesville Public Facilities Board,
5.000%, 06/01/2027	500,000	525,602
Benton Washington Regional
Public Water Authority,
4.000%, 10/01/2034
(Callable 10/01/2029) (Insured by BAM)	250,000	260,093
City of Heber Springs AR,
1.625%, 06/01/2047 (Callable 06/01/2028)	930,000	823,089
City of Prairie Grove AR,
1.750%, 06/01/2051
(Callable 12/01/2026) (Insured by BAM)	740,000	663,212
Lonoke School District No. 1,
2.250%, 02/01/2030
(Callable 01/30/2023) (Insured by ST AID)	255,000	241,215
Total Arkansas
(Cost $4,715,819)		4,513,211	0.9%
California
Bay Area Toll Authority,
4.030%, 04/01/2045
(SIFMA Municipal Swap Index + 0.900%)
(Callable 01/30/2023)
(Mandatory Tender Date 05/01/2023)(2)	100,000	100,020
California Community College
Financing Authority,
5.750%, 07/01/2060 (Callable 07/01/2032)(3)	2,250,000	2,112,516
California Health Facilities Financing Authority,
3.000%, 03/01/2041 (Callable 09/01/2023)
(Mandatory Tender Date 03/01/2024)(1)	925,000	921,209
California Infrastructure &
Economic Development Bank,
3.830%, 12/01/2050
(SIFMA Municipal Swap Index + 0.700%)
(Callable 06/01/2025)
(Mandatory Tender Date 06/01/2026)(2)	200,000	192,908
California Public Finance Authority:
2.125%, 11/15/2027 (Callable 05/15/2023)(3)	600,000	555,486
2.375%, 11/15/2028 (Callable 05/15/2023)(3)	565,000	517,975
3.125%, 05/15/2029 (Callable 11/15/2023)(3)	500,000	435,956
California Statewide Communities
Development Authority:
5.000%, 08/01/2026 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)
(Insured by HUD)(1)	1,000,000	997,419
4.000%, 04/01/2036 (Callable 04/01/2030)	1,175,000	1,175,905

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Calipatria Unified School District,
0.000%, 08/01/2027 (Insured by ACA)	$165,000	$139,648
Cathedral City Public Financing Authority,
0.000%, 08/01/2032 (Insured by NATL)	1,085,000	747,383
City & County of San Francisco CA,
1.300%, 07/01/2023(1)	200,000	200,000
City of Los Angeles Department of Airports,
5.000%, 05/15/2034 (Callable 05/15/2028)	1,710,000	1,800,639
Freddie Mac Multifamily
Variable Rate Certificate,
2.875%, 07/25/2036	3,143,681	2,699,973
Long Beach Bond Finance Authority,
4.516%, 11/15/2026
(3 Month LIBOR USD + 1.430%)(2)	700,000	689,845
Mammoth CA Unified School District,
2.000%, 08/01/2035	120,000	95,964
Mayers Memorial Hospital District:
0.000%, 08/01/2026	230,000	195,941
0.000%, 08/01/2029	165,000	122,744
0.000%, 08/01/2032	210,000	135,594
0.000%, 08/01/2034	260,000	151,704
Metropolitan Water District
of Southern California,
3.270%, 07/01/2037
(SIFMA Municipal Swap Index + 0.140%)
(Callable 11/23/2023)
(Mandatory Tender Date 05/21/2024)(2)	150,000	149,005
Norman Y Mineta San Jose
International Airport SJC,
4.000%, 03/01/2034
(Callable 03/01/2031) (Insured by BAM)	1,525,000	1,491,304
River Islands Public Financing Authority:
5.000%, 09/01/2032
(Callable 09/01/2029) (Insured by AGM)	400,000	454,011
5.000%, 09/01/2033
(Callable 09/01/2029) (Insured by AGM)	385,000	434,033
5.000%, 09/01/2034
(Callable 09/01/2029) (Insured by AGM)	500,000	558,990
5.000%, 09/01/2035
(Callable 09/01/2029) (Insured by AGM)	675,000	748,512
Riverside County
Redevelopment Successor Agency:
5.000%, 10/01/2025 (Insured by BAM)(5)	200,000	212,352
5.000%, 10/01/2041
(Callable 10/01/2026) (Insured by BAM)(5)	80,000	83,993
Santa Cruz City High School District,
0.000%, 02/01/2024 (Insured by NATL)	200,000	192,973
Savanna School District,
0.000%, 08/01/2047
(Callable 08/01/2029) (Insured by AGM)(5)	1,000,000	1,006,848
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 08/15/2023)	2,000,000	1,925,600
Western Placer Unified School District,
2.000%, 06/01/2025 (Callable 06/01/2023)	225,000	215,903
Yorba Linda Redevelopment
Agency Successor Agency,
0.000%, 09/01/2026 (Insured by NATL)	315,000	277,110
Total California
(Cost $22,559,204)		21,739,463	4.5%
Colorado
Arkansas River Power Authority:
5.000%, 10/01/2029 (Callable 10/01/2028)	725,000	748,227
5.000%, 10/01/2032 (Callable 10/01/2028)	1,000,000	1,027,144
City & County of Denver CO,
5.000%, 11/15/2030	3,000,000	3,272,712
City of Greeley CO,
4.000%, 08/01/2036 (Callable 08/01/2028)	100,000	102,859
Colorado Educational &
Cultural Facilities Authority:
5.250%, 03/01/2025 (Insured by NATL)	200,000	206,768
2.000%, 09/01/2030 (Callable 09/01/2028)	550,000	494,036
Colorado Health Facilities Authority:
2.125%, 05/15/2028 (Callable 05/15/2023)	750,000	682,019
5.000%, 08/01/2028	390,000	420,934
2.625%, 05/15/2029 (Callable 05/15/2023)	1,000,000	894,636
5.250%, 11/01/2034 (Callable 11/01/2032)	1,000,000	1,106,816
5.000%, 08/01/2044 (Callable 08/01/2029)	170,000	170,301
3.680%, 05/15/2061
(SIFMA Municipal Swap Index + 0.550%)
(Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	2,000,000	1,976,898
5.000%, 05/15/2062 (Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(1)	2,000,000	2,144,411
Denver Convention Center Hotel Authority,
5.000%, 12/01/2028 (Callable 12/01/2026)	570,000	585,935
Denver Health & Hospital Authority,
4.000%, 12/01/2028 (Callable 12/01/2023)	100,000	100,081
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/01/2024)	565,000	549,429
Glen Metropolitan District No. 2,
2.000%, 12/01/2030 (Insured by BAM)	220,000	193,602
Poudre Tech Metropolitan District,
3.000%, 12/01/2026 (Insured by AGM)	115,000	115,059
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	210,000	181,239
Regional Transportation District,
4.000%, 01/15/2033 (Callable 01/15/2031)	2,225,000	2,176,486
State of Colorado,
4.000%, 12/15/2036 (Callable 12/15/2031)	700,000	712,510
Vauxmont Metropolitan District:
5.000%, 12/15/2032
(Callable 12/15/2024) (Insured by AGM)	135,000	144,506
3.250%, 12/15/2050
(Callable 12/15/2024) (Insured by AGM)	1,643,000	1,351,204
Total Colorado
(Cost $19,806,043)		19,357,812	4.0%
Connecticut
Connecticut Housing Finance Authority,
3.500%, 11/15/2045 (Callable 05/15/2029)	955,000	941,738
Connecticut State Health &
Educational Facilities Authority:
2.750%, 01/01/2026 (Callable 01/15/2023)(3)	45,000	44,994
3.500%, 07/01/2026	700,000	675,420
5.000%, 07/01/2027 (Callable 07/01/2026)	60,000	60,669
5.000%, 07/01/2029	400,000	431,683
5.000%, 07/01/2030	425,000	462,991
East Hartford Housing Authority,
4.250%, 02/01/2027 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)
(Insured by HUD)(1)	1,000,000	1,008,668
State of Connecticut,
4.000%, 05/01/2036 (Callable 05/01/2030)	3,200,000	3,257,298
Town of Sprague CT:
4.000%, 09/01/2024 (Insured by BAM)	40,000	40,396
4.000%, 09/01/2025 (Insured by BAM)	55,000	55,922
Total Connecticut
(Cost $7,172,204)		6,979,779	1.5%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
District of Columbia
District of Columbia,
5.500%, 02/28/2034	$1,000,000	$1,094,189
District of Columbia Water & Sewer Authority,
3.000%, 10/01/2057 (Callable 07/01/2027)
(Mandatory Tender Date 10/01/2027)(1)	1,000,000	978,114
Metropolitan Washington Airports Authority,
5.000%, 10/01/2037 (Callable 10/01/2027)	1,000,000	1,035,253
Total District of Columbia
(Cost $3,219,019)		3,107,556	0.6%
Florida
Brevard County Health Facilities Authority,
5.000%, 04/01/2052 (Callable 04/01/2032)	1,250,000	1,266,134
Capital Trust Agency, Inc.,
5.250%, 12/01/2024(3)	450,000	440,972
City of Jacksonville FL,
4.000%, 10/01/2033 (Callable 10/01/2026)	100,000	103,082
City of Tallahassee FL,
5.000%, 12/01/2027 (Callable 12/01/2025)	500,000	518,141
County of Broward FL,
4.000%, 09/01/2036 (Callable 09/01/2031)	3,000,000	3,036,453
County of Miami-Dade FL:
5.000%, 10/01/2024	285,000	291,447
5.000%, 10/01/2031 (Callable 10/01/2024)	160,000	163,580
Florida Development Finance Corp.:
3.000%, 06/01/2023	115,000	113,918
4.000%, 06/01/2024	105,000	102,903
5.000%, 11/15/2024	600,000	618,889
4.000%, 06/15/2025	445,000	444,791
2.375%, 06/01/2027 (Callable 06/01/2023)(3)	835,000	743,414
5.250%, 06/15/2029 (Callable 06/15/2027)(3)	1,000,000	967,600
5.000%, 08/15/2032(3)	455,000	430,036
5.000%, 02/01/2035 (Callable 02/01/2032)	1,000,000	1,016,227
Florida Housing Finance Corp.:
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	65,000	62,931
3.500%, 07/01/2046
(Callable 07/01/2024) (Insured by GNMA)	10,000	9,985
Lee Memorial Health System,
3.680%, 04/01/2049 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	230,000	230,000
Orange County Convention Center,
4.000%, 10/01/2034 (Callable 10/01/2026)	300,000	305,220
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	300,000	305,102
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	300,000	300,061
Sarasota County Health Facilities Authority,
3.000%, 05/15/2023	75,000	74,654
School Board of Miami-Dade County,
5.000%, 02/01/2028 (Callable 02/01/2026)	1,000,000	1,059,496
UCF Stadium Corp.,
5.000%, 03/01/2025	370,000	383,682
Total Florida
(Cost $13,276,735)		12,988,718	2.7%
Georgia
Atlanta Development Authority,
5.000%, 07/01/2024	200,000	205,598
Atlanta Urban Residential Finance Authority:
1.350%, 01/01/2025 (Insured by HUD)(1)(3)	600,000	600,000
2.000%, 09/01/2025
(Mandatory Tender Date 09/01/2024)(1)	2,000,000	1,957,450
Bartow County Development Authority:
1.800%, 09/01/2029
(Callable 11/19/2026)(1)	1,000,000	892,248
2.875%, 08/01/2043
(Mandatory Tender Date 08/19/2025)(1)	2,000,000	1,955,282
Clayton County Development Authority,
4.000%, 07/01/2034 (Callable 07/01/2027)	100,000	100,780
Development Authority of Gwinnett County,
5.000%, 07/01/2040 (Callable 07/01/2027)	3,310,000	3,464,847
George L Smith II Congress Center Authority,
3.625%, 01/01/2031(3)	750,000	653,867
Macon-Bibb County Housing Authority,
4.500%, 10/01/2024 (Callable 01/20/2023)
(Mandatory Tender Date 05/01/2023)
(Insured by HUD)(1)	1,000,000	999,722
Main Street Natural Gas, Inc.:
5.000%, 05/15/2024	65,000	65,707
3.757%, 08/01/2048 (1 Month LIBOR
USD + 0.830%) (Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	290,000	288,275
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	1,000,000	991,813
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	2,850,000	2,679,519
5.000%, 12/01/2052 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	1,250,000	1,290,433
Oconee County Industrial
Development Authority,
5.750%, 03/01/2045 (Callable 03/01/2031)	1,750,000	1,471,240
Private Colleges & Universities Authority:
5.000%, 06/01/2023	145,000	146,051
5.000%, 06/01/2027	200,000	213,425
5.000%, 06/01/2033 (Callable 06/01/2031)	500,000	550,022
Total Georgia
(Cost $19,599,354)		18,526,279	3.8%
Idaho
Idaho Housing & Finance Association,
3.000%, 05/01/2042 (Callable 05/01/2032)
(Insured by SCH BD GTY)	480,000	353,599
Total Idaho
(Cost $358,457)		353,599	0.1%
Illinois
Champaign & Piatt Counties Community
Unit School District No. 3,
3.500%, 09/01/2029 (Callable 01/30/2023)	180,000	180,081
Chicago O’Hare International Airport,
5.500%, 01/01/2055 (Callable 01/01/2032)	750,000	784,947
Chicago Park District:
5.000%, 01/01/2024	225,000	228,835
5.000%, 01/01/2029 (Callable 01/01/2024)	1,125,000	1,142,779
5.000%, 01/01/2030
(Pre-refunded to 01/01/2024)	100,000	102,059
5.000%, 01/01/2030 (Callable 01/01/2024)	50,000	50,821
City of Chicago IL:
5.000%, 11/01/2023	125,000	126,753
5.000%, 11/01/2027
(Callable 11/01/2026) (Insured by BAM)	100,000	107,730
0.000%, 01/01/2029 (Insured by NATL)	4,125,000	3,239,140
5.250%, 01/01/2029 (Callable 01/01/2025)	350,000	357,017
5.000%, 11/01/2029 (Callable 11/01/2026)	390,000	405,613
0.000%, 01/01/2030	515,000	382,131
5.500%, 01/01/2040 (Callable 01/01/2032)(6)	1,000,000	1,046,539

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cook County Community
College District No. 508,
5.250%, 12/01/2028 (Callable 12/01/2023)	$325,000	$326,959
Crawford Hospital District,
4.000%, 01/01/2027 (Insured by AGM)	315,000	328,721
Exceptional Children Have Opportunities,
4.000%, 12/01/2032 (Callable 12/01/2029)	500,000	530,757
Hoffman Estates Park District,
5.000%, 12/01/2025	315,000	328,391
Illinois Finance Authority:
4.000%, 02/15/2023	495,000	494,663
5.000%, 10/01/2023	100,000	101,131
5.000%, 11/01/2024	50,000	50,966
3.000%, 05/01/2025	330,000	319,044
5.000%, 10/01/2025	150,000	155,713
5.000%, 09/01/2027 (Callable 09/01/2026)	500,000	526,392
4.000%, 11/01/2030	100,000	101,065
4.125%, 11/15/2037 (Callable 11/15/2025)	300,000	300,177
Illinois Housing Development Authority,
2.900%, 08/01/2031 (Callable 02/01/2026)	1,000,000	931,689
Illinois Sports Facilities Authority:
5.000%, 06/15/2030	900,000	913,814
5.000%, 06/15/2031	575,000	581,699
Joliet Park District,
4.000%, 02/01/2033
(Callable 02/01/2023) (Insured by AGM)	150,000	150,145
Madison County Community
Unit School District No. 8:
4.000%, 12/01/2030
(Callable 12/01/2028) (Insured by BAM)	1,000,000	1,057,384
4.000%, 12/01/2032
(Callable 12/01/2028) (Insured by BAM)	1,000,000	1,053,372
Madison, Bond, Etc. Counties Community
Unit School District No. 5:
5.500%, 02/01/2032
(Callable 02/01/2030) (Insured by AGM)	475,000	544,575
5.500%, 02/01/2034
(Callable 02/01/2030) (Insured by AGM)	600,000	683,868
5.500%, 02/01/2035
(Callable 02/01/2030) (Insured by AGM)	570,000	645,191
Metropolitan Pier & Exposition Authority,
0.000%, 12/15/2034 (Insured by NATL)	2,000,000	1,166,661
Niles Park District,
3.000%, 12/01/2032 (Callable 01/30/2023)	700,000	686,798
Northern Illinois University:
5.000%, 04/01/2024 (Insured by BAM)	500,000	511,784
5.000%, 10/01/2031
(Callable 04/01/2031) (Insured by BAM)	450,000	488,576
4.000%, 10/01/2032
(Callable 04/01/2031) (Insured by BAM)	500,000	503,557
Southern Illinois University,
4.000%, 04/01/2030 (Insured by BAM)	1,575,000	1,587,190
State of Illinois:
6.000%, 06/15/2024 (Insured by NATL)	100,000	103,334
5.000%, 01/01/2026	50,000	51,304
5.000%, 11/01/2026	2,000,000	2,061,583
University of Illinois,
4.000%, 04/01/2034 (Callable 04/01/2025)	650,000	650,329
Upper Illinois River Valley
Development Authority,
4.000%, 01/01/2031 (Callable 01/01/2027)(3)	225,000	201,521
Village of Crestwood IL,
4.000%, 12/15/2027
(Callable 12/15/2025) (Insured by BAM)	135,000	137,775
Village of River Grove IL:
4.000%, 12/15/2030 (Insured by BAM)	470,000	494,873
4.000%, 12/15/2032
(Callable 12/15/2030) (Insured by BAM)	505,000	526,814
Will County Community
High School District No. 210:
0.000%, 01/01/2028 (Insured by BAM)	310,000	260,285
0.000%, 01/01/2032 (Insured by BAM)	125,000	88,724
3.375%, 01/01/2033 (Callable 01/01/2023)	25,000	25,000
4.000%, 01/01/2034
(Callable 01/01/2029) (Insured by AGM)	150,000	152,151
Total Illinois
(Cost $28,605,122)		27,978,420	5.8%
Indiana
City of Rockport IN,
3.125%, 07/01/2025	2,000,000	1,965,089
Indiana Finance Authority:
5.000%, 09/15/2023	795,000	802,061
3.750%, 10/01/2042 (Callable 10/01/2023)	40,000	32,253
4.000%, 10/01/2052 (Callable 04/01/2032)	1,250,000	1,147,180
Indiana Health & Educational
Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	150,000	151,936
Noblesville Redevelopment Authority,
5.500%, 07/15/2043 (Callable 07/15/2031)	1,000,000	1,098,552
Plainfield Redevelopment Authority,
3.250%, 08/01/2032
(Callable 08/01/2023) (Insured by ST AID)	145,000	136,712
Plainfield Redevelopment District,
3.000%, 07/01/2031 (Callable 07/01/2027)	435,000	405,710
Total Indiana
(Cost $5,850,952)		5,739,493	1.2%
Iowa
City of Coralville IA,
4.000%, 06/01/2024	200,000	199,399
Iowa Finance Authority:
7.500%, 01/01/2032 (Callable 01/01/2030)(3)	1,000,000	958,509
5.000%, 05/15/2032 (Callable 05/15/2026)	1,180,000	1,115,706
4.000%, 07/01/2047
(Callable 07/01/2028) (Insured by GNMA)	175,000	175,550
Iowa Higher Education Loan Authority:
3.000%, 04/01/2023	280,000	279,757
3.000%, 04/01/2024	255,000	253,857
5.000%, 10/01/2037 (Callable 10/01/2030)	400,000	408,690
Total Iowa
(Cost $3,598,941)		3,391,468	0.7%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	50,000	49,196
Wyandotte County-Kansas City
Unified Government,
0.000%, 12/01/2027 (Insured by NATL)	95,000	77,790
Total Kansas
(Cost $123,637)		126,986	0.0%
Kentucky
Kentucky Economic
Development Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	35,000	31,731
5.000%, 07/01/2028 (Callable 07/01/2025)	2,335,000	2,366,548
5.000%, 06/01/2030 (Callable 06/01/2027)	50,000	52,504
5.000%, 07/01/2040 (Callable 07/01/2025)	1,290,000	1,264,031

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky Higher Education
Student Loan Corp.,
5.000%, 06/01/2024	$130,000	$132,707
Kentucky Housing Corp.,
5.850%, 04/01/2048 (Callable 01/30/2023)
(Mandatory Tender Date 04/01/2023)(1)	812,990	813,564
Kentucky Public Energy Authority:
4.000%, 12/01/2049 (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(1)	320,000	317,047
4.047%, 12/01/2049 (1 Month LIBOR
USD + 1.120%) (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	700,000	692,818
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	275,000	272,222
Morehead State University,
5.000%, 04/01/2028
(Callable 04/01/2025) (Insured by ST AID)	230,000	239,663
Total Kentucky
(Cost $6,455,706)		6,182,835	1.3%
Louisiana
Louisiana Local Government
Environmental Facilities & Community
Development Authority:
4.000%, 10/01/2023	100,000	100,006
4.000%, 10/01/2024	145,000	145,419
3.020%, 04/01/2031 (Callable 04/01/2025)(3)	1,243,000	1,220,948
5.250%, 06/15/2033 (Callable 06/15/2031)(3)	1,150,000	1,054,381
Louisiana Public Facilities Authority:
0.000%, 10/01/2024(5)	350,000	338,129
0.000%, 10/01/2029(5)	380,000	379,975
5.000%, 05/15/2033 (Callable 05/15/2030)	350,000	378,912
0.000%, 10/01/2033(5)	2,515,000	2,531,778
0.000%, 10/01/2046 (Callable 10/01/2033)(5)	110,000	103,379
Morehouse Parish Hospital
Service District No. 1,
3.000%, 10/01/2030 (Callable 10/01/2027)	100,000	84,817
St. Tammany Parish Hospital
Service District No. 1,
5.000%, 07/01/2034 (Callable 07/01/2028)	1,520,000	1,583,676
Total Louisiana
(Cost $8,126,937)		7,921,420	1.6%
Maine
Finance Authority of Maine:
5.000%, 12/01/2023 (Insured by AGM)	125,000	127,004
5.000%, 12/01/2024 (Insured by AGM)	125,000	128,927
5.000%, 12/01/2025 (Insured by AGM)	200,000	209,315
5.000%, 12/01/2026 (Insured by AGM)	200,000	211,196
Maine Health & Higher
Educational Facilities Authority:
5.000%, 07/01/2026 (Insured by ST AID)	100,000	106,061
5.000%, 07/01/2034
(Callable 07/01/2030) (Insured by ST AID)	960,000	1,033,244
5.000%, 07/01/2035
(Callable 07/01/2030) (Insured by ST AID)	1,510,000	1,613,659
5.000%, 07/01/2036
(Callable 07/01/2030) (Insured by ST AID)	1,615,000	1,721,291
Maine State Housing Authority,
5.000%, 11/15/2052 (Callable 11/15/2031)	990,000	1,032,281
Total Maine
(Cost $6,279,376)		6,182,978	1.3%
Maryland
Maryland Community
Development Administration:
4.050%, 10/01/2024	1,000,000	1,002,214
0.550%, 09/01/2026	555,000	499,161
2.000%, 03/01/2032 (Callable 09/01/2030)	400,000	338,451
3.750%, 03/01/2050 (Callable 03/01/2029)	1,735,000	1,727,657
Maryland Health & Higher
Educational Facilities Authority:
5.000%, 01/01/2024	540,000	545,936
5.000%, 01/01/2025	470,000	480,692
5.000%, 07/01/2045 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	380,000	403,886
Total Maryland
(Cost $5,123,357)		4,997,997	1.0%
Massachusetts
Massachusetts Development Finance Agency:
5.000%, 07/15/2023(3)	115,000	115,646
5.000%, 07/15/2024(3)	125,000	127,098
5.000%, 07/15/2025(3)	65,000	66,654
Massachusetts Educational Financing Authority,
2.000%, 07/01/2037 (Callable 07/01/2031)	2,600,000	2,154,301
Massachusetts Port Authority,
5.000%, 07/01/2034 (Callable 07/01/2032)	1,200,000	1,311,918
Total Massachusetts
(Cost $4,270,129)		3,775,617	0.8%
Michigan
Charter Township of Lansing MI,
2.750%, 05/01/2028 (Callable 01/30/2023)	265,000	264,165
City of Detroit MI,
5.000%, 04/01/2023	275,000	275,601
Flint Hospital Building Authority,
5.000%, 07/01/2023	30,000	30,156
Grandville Public Schools:
5.000%, 05/01/2032 (Insured by BAM)	900,000	980,470
5.000%, 05/01/2033
(Callable 05/01/2032) (Insured by BAM)	940,000	1,010,146
5.000%, 05/01/2034
(Callable 05/01/2032) (Insured by BAM)	975,000	1,037,312
Michigan Finance Authority:
5.000%, 07/01/2024	260,000	262,692
5.000%, 07/01/2025 (Callable 07/01/2024)	25,000	25,284
5.000%, 07/01/2027 (Callable 07/01/2025)	160,000	166,507
4.500%, 10/01/2029 (Callable 10/01/2024)	3,550,000	3,558,515
5.000%, 07/01/2030 (Callable 07/01/2024)	165,000	166,849
5.000%, 07/01/2044 (Callable 07/01/2024)	130,000	129,704
Michigan State Hospital Finance Authority,
5.000%, 11/15/2032 (Callable 05/15/2025)	255,000	265,346
Michigan State Housing Development Authority,
3.500%, 12/01/2050 (Callable 06/01/2029)	245,000	242,020
Total Michigan
(Cost $8,609,193)		8,414,767	1.7%
Minnesota
City of Center City MN,
4.000%, 11/01/2031 (Callable 11/01/2027)	245,000	236,492
County of Chippewa MN,
4.000%, 03/01/2023	1,060,000	1,060,198
County of Hennepin MN,
5.000%, 12/15/2035 (Callable 12/15/2028)	1,580,000	1,755,149
Housing & Redevelopment Authority
of the City of St. Paul MN,
4.000%, 09/01/2031 (Callable 09/01/2024)	350,000	328,678
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Housing Finance Agency,
3.500%, 07/01/2050 (Callable
07/01/2029) (Insured by GNMA)	$1,350,000	$1,334,962
Zumbro Education District,
4.000%, 02/01/2031	370,000	369,669
Total Minnesota
(Cost $5,337,151)		5,085,148	1.1%
Mississippi
City of Ridgeland MS,
3.000%, 10/01/2025	325,000	322,049
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	1,000,000	985,460
Mississippi Development Bank:
5.000%, 11/01/2025	540,000	556,413
5.000%, 11/01/2026	515,000	533,901
Mississippi Home Corp.:
4.000%, 12/01/2043
(Callable 12/01/2026) (Insured by GNMA)	60,000	59,997
5.000%, 12/01/2052
(Callable 06/01/2031) (Insured by GNMA)	2,400,000	2,505,440
Mississippi Hospital
Equipment & Facilities Authority,
5.000%, 10/01/2040 (Callable 12/01/2026)
(Mandatory Tender Date 03/01/2027)(1)	415,000	434,212
Vicksburg Warren School District:
5.000%, 03/01/2025	350,000	360,727
5.000%, 03/01/2028	270,000	289,172
Total Mississippi
(Cost $6,218,430)		6,047,371	1.3%
Missouri
County of Platte MO:
5.000%, 02/01/2025 (Callable 02/01/2023)	125,000	125,041
3.000%, 03/01/2027 (Callable 03/01/2023)	200,000	188,171
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 02/01/2025 (Callable 02/01/2024)	180,000	180,684
4.000%, 08/01/2027	440,000	421,843
5.000%, 09/01/2027	150,000	154,634
5.000%, 02/01/2029 (Callable 02/01/2024)	1,000,000	1,002,241
5.000%, 02/01/2030 (Callable 02/01/2026)	160,000	160,536
4.000%, 08/01/2030 (Callable 08/01/2024)	570,000	533,036
4.000%, 02/01/2032 (Callable 02/01/2029)	325,000	297,500
5.000%, 11/15/2032 (Callable 11/15/2025)	1,200,000	1,238,923
St. Louis Land Clearance for
Redevelopment Authority:
4.250%, 06/01/2026	205,000	206,138
5.000%, 06/01/2028 (Callable 12/01/2026)	1,000,000	1,036,769
3.875%, 10/01/2035 (Callable 10/01/2029)	400,000	315,556
St. Louis Municipal Finance Corp.,
5.000%, 02/15/2025	300,000	311,107
Total Missouri
(Cost $6,292,373)		6,172,179	1.3%
Montana
Silver Bow County School District,
4.000%, 07/01/2030 (Callable 07/01/2029)	1,745,000	1,823,846
Total Montana
(Cost $1,759,918)		1,823,846	0.4%
Nebraska
Madison County Hospital Authority No. 1,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	512,962
Total Nebraska
(Cost $546,008)		512,962	0.1%
Nevada
City of Sparks NV,
2.500%, 06/15/2024(3)	50,000	48,491
Clark County School District,
5.000%, 06/15/2023	100,000	100,861
Henderson Public Improvement Trust,
3.000%, 01/01/2026 (ETM)	270,000	269,768
Nevada Housing Division,
2.250%, 04/01/2025
(Mandatory Tender Date 04/01/2023)(1)	1,215,000	1,211,402
State of Nevada,
4.000%, 12/15/2025(3)	800,000	789,708
Total Nevada
(Cost $2,462,919)		2,420,230	0.5%
New Hampshire
New Hampshire Business Finance Authority:
3.250%, 04/01/2028 (Callable 01/01/2028)	2,000,000	1,713,151
4.375%, 09/20/2036	2,484,532	2,399,102
4.000%, 10/20/2036	1,993,992	1,856,405
Total New Hampshire
(Cost $6,154,677)		5,968,658	1.2%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	140,000	138,469
City of Atlantic City NJ,
5.000%, 03/01/2037
(Callable 03/01/2027) (Insured by BAM)	3,500,000	3,691,473
New Jersey Economic Development Authority:
4.380%, 09/01/2025
(SIFMA Municipal Swap Index + 1.250%)
(Callable 03/01/2025) (Insured by ST AID)(2)	380,000	380,102
5.625%, 01/01/2052 (Callable 01/01/2024)	1,000,000	1,003,059
New Jersey Educational Facilities Authority:
5.000%, 07/01/2026
(Pre-refunded to 07/01/2025)	55,000	57,993
5.000%, 07/01/2026 (Callable 07/01/2025)	70,000	73,040
5.000%, 07/01/2026 (Callable 07/01/2025)	595,000	617,514
5.000%, 07/01/2028 (Insured by AGM)	125,000	133,622
New Jersey Health Care Facilities
Financing Authority,
5.000%, 07/01/2026
(Callable 07/01/2025) (Insured by AGM)	1,095,000	1,145,773
New Jersey Housing & Mortgage Finance Agency,
1.800%, 10/01/2027	3,735,000	3,374,002
New Jersey Transportation Trust Fund Authority:
0.000%, 12/15/2029 (Insured by AGM)	2,000,000	1,557,348
0.000%, 12/15/2030	1,000,000	728,314
0.000%, 12/15/2032	1,000,000	678,633
Oceanport School District,
2.500%, 07/15/2043
(Callable 07/15/2027) (Insured by BAM)	1,405,000	987,208
South Jersey Port Corp.,
3.500%, 01/01/2032 (Callable 01/01/2026)	100,000	96,193
South Jersey Transportation Authority,
5.250%, 11/01/2052
(Callable 11/01/2032) (Insured by BAM)	1,250,000	1,306,096
Total New Jersey
(Cost $16,141,155)		15,968,839	3.3%
New Mexico
Town of Clayton NM,
5.000%, 11/01/2026
(Callable 11/01/2025) (Insured by NATL)	185,000	191,763

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Village of Los Ranchos de Albuquerque NM,
5.000%, 09/01/2027	$350,000	$376,102
Total New Mexico
(Cost $595,747)		567,865	0.1%
New York
Albany Capital Resource Corp.,
5.000%, 05/01/2023	140,000	140,679
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	200,000	172,947
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	2,000,000	2,016,816
Build NYC Resource Corp.,
4.000%, 12/01/2031 (Callable 12/01/2029)(3)	600,000	526,805
City of Amsterdam NY,
3.750%, 06/22/2023	1,500,000	1,497,665
City of Long Beach NY,
5.250%, 07/15/2037
(Callable 07/15/2030) (Insured by BAM)	200,000	213,816
City of New York NY:
3.400%, 04/01/2042
(Optional Put Date 01/03/2023)(1)	1,300,000	1,300,000
4.000%, 09/01/2046 (Callable 09/01/2032)	750,000	702,533
3.400%, 10/01/2046
(Optional Put Date 01/03/2023)(1)	1,000,000	1,000,000
City of Poughkeepsie NY:
4.000%, 04/15/2028	230,000	235,674
4.000%, 04/15/2030	250,000	258,036
Dutchess County NY Local Development Corp.,
5.000%, 07/01/2030	180,000	186,603
East Ramapo Central School District,
3.500%, 05/31/2023 (Insured by ST AID)	1,000,000	1,001,188
Genesee County Funding Corp.,
5.250%, 12/01/2052 (Callable 12/01/2032)	600,000	607,637
Huntington Local Development Corp.,
4.000%, 07/01/2027	1,000,000	946,721
Long Island Power Authority,
3.580%, 09/01/2038
(SIFMA Municipal Swap Index + 0.450%)
(Callable 03/01/2025)
(Mandatory Tender Date 09/01/2025)(2)	485,000	475,170
Monroe County Industrial Development Corp.,
4.840%, 11/01/2040 (Insured by FNMA)	2,498,728	2,690,303
New York City Housing Development Corp.:
3.000%, 02/15/2048 (Callable 05/15/2024)	2,000,000	1,940,420
3.500%, 02/15/2048 (Callable 05/15/2024)	1,600,000	1,556,631
0.700%, 11/01/2060 (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2025)(1)	3,510,000	3,250,754
0.600%, 05/01/2061 (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2025)
(Insured by FHA)(1)	2,420,000	2,235,019
New York City Industrial Development Agency:
5.000%, 03/01/2028 (Insured by AGM)	250,000	272,932
2.000%, 01/01/2038
(Callable 01/01/2031) (Insured by AGM)	300,000	206,322
New York City Municipal
Water Finance Authority,
3.400%, 06/15/2033
(Optional Put Date 01/03/2023)(1)	1,000,000	1,000,000
New York City Transitional Finance Authority:
4.000%, 07/15/2038
(Callable 07/15/2028) (Insured by ST AID)	1,500,000	1,466,173
4.000%, 11/01/2038 (Callable 05/01/2029)	2,675,000	2,610,747
New York Convention Center
Development Corp.,
0.000%, 11/15/2033 (Insured by BAM)	1,120,000	724,982
New York State Dormitory Authority:
5.000%, 07/01/2034 (Callable 07/01/2027)	1,840,000	2,009,796
4.000%, 02/15/2036 (Callable 02/15/2030)	1,750,000	1,757,732
New York State Housing Finance Agency:
0.750%, 05/01/2025 (Callable
01/20/2023) (Insured by SONYMA)	2,000,000	1,876,122
0.650%, 11/01/2056 (Callable 07/01/2023)
(Mandatory Tender Date 11/01/2025)
(Insured by SONYMA)(1)	1,000,000	909,787
1.000%, 11/01/2061 (Callable 09/01/2023)
(Mandatory Tender Date 11/01/2026)
(Insured by SONYMA)(1)	3,000,000	2,713,023
New York State Urban Development Corp.,
4.000%, 03/15/2041 (Callable 03/15/2030)	1,500,000	1,435,908
New York Transportation Development Corp.,
5.000%, 01/01/2029 (Callable 01/01/2028)	1,900,000	1,936,913
Onondaga Civic Development Corp.:
5.000%, 10/01/2023	165,000	165,560
5.000%, 10/01/2024	35,000	35,130
5.000%, 10/01/2025	225,000	225,439
4.125%, 10/01/2035 (Callable 10/01/2025)	355,000	304,525
Onondaga County Trust for Cultural Resources:
5.000%, 05/01/2027	180,000	187,437
5.000%, 05/01/2029 (Callable 05/01/2027)	345,000	358,558
Southwestern Central School District,
2.000%, 06/15/2029 (Insured by BAM)	1,320,000	1,188,243
State of New York Mortgage Agency,
3.500%, 04/01/2049 (Callable 10/01/2028)	150,000	148,611
Town of Ramapo NY:
3.375%, 05/15/2024 (Callable 05/15/2023)	25,000	24,197
3.000%, 11/01/2027 (Callable 01/20/2023)	100,000	90,633
4.125%, 05/15/2028 (Callable 05/15/2023)	115,000	108,841
Triborough Bridge & Tunnel Authority,
3.261%, 01/01/2032 (SOFR + 0.380%)
(Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	1,470,000	1,452,711
Village of Johnson City NY,
5.250%, 09/29/2023	1,000,000	1,002,971
Westchester County Local Development Corp.,
2.875%, 07/01/2026(3)	1,000,000	961,603
Total New York
(Cost $49,533,404)		48,130,313	10.0%
North Carolina
North Carolina Housing Finance Agency,
4.000%, 07/01/2050 (Callable 01/01/2029)
(Insured by GNMA)	945,000	946,902
North Carolina Medical Care Commission,
5.000%, 01/01/2049 (Callable 01/01/2026)	1,250,000	1,178,917
State of North Carolina,
2.000%, 06/01/2032 (Callable 06/01/2029)	550,000	481,785
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	48,935
Total North Carolina
(Cost $2,887,554)		2,656,539	0.6%
North Dakota
Cass County Joint Water Resource District,
0.480%, 05/01/2024 (Callable 01/30/2023)	2,000,000	1,901,059
City of Grand Forks ND,
5.000%, 12/01/2024	100,000	102,712

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Horace ND:
0.650%, 08/01/2023 (Callable 01/30/2023)	$500,000	$487,663
4.000%, 01/01/2025 (Callable 01/01/2024)	1,000,000	995,159
City of Larimore ND,
0.850%, 05/01/2024 (Callable 01/30/2023)	1,100,000	1,048,336
City of Mandan ND:
4.000%, 09/01/2034 (Callable 09/01/2024)	1,010,000	1,018,744
3.000%, 09/01/2036 (Callable 09/01/2024)	255,000	226,841
City of Mayville ND,
3.750%, 08/01/2025 (Callable 08/01/2023)	1,000,000	977,628
County of McKenzie ND:
5.000%, 08/01/2023	300,000	301,917
5.000%, 08/01/2024 (Callable 08/01/2023)	400,000	402,870
County of Ward ND,
5.000%, 06/01/2031 (Callable 06/01/2028)	1,365,000	1,297,094
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/17/2023)	65,000	64,106
State Board of Higher Education
of the State of North Dakota,
3.000%, 04/01/2033 (Callable 04/01/2027)	145,000	136,520
Williston Parks & Recreation District:
4.500%, 03/01/2025 (Callable 01/17/2023)	425,000	414,532
4.000%, 03/01/2032 (Callable 01/17/2023)	20,000	16,850
Total North Dakota
(Cost $9,662,573)		9,392,031	2.0%
Ohio
Buckeye Tobacco Settlement
Financing Authority,
5.000%, 06/01/2055 (Callable 06/01/2030)	2,500,000	2,170,001
City of Middleburg Heights OH,
5.000%, 08/01/2034 (Callable 08/01/2031)	200,000	217,280
City of Whitehall OH,
4.750%, 11/30/2023 (Insured by ST AID)	1,000,000	1,003,796
Cleveland-Cuyahoga County Port Authority:
5.000%, 07/01/2030	350,000	393,491
5.000%, 07/01/2032 (Callable 07/01/2031)	495,000	561,267
5.500%, 08/01/2052 (Callable 08/01/2032)	1,400,000	1,498,409
Columbus Metropolitan Housing Authority:
2.000%, 11/01/2026 (Callable 09/01/2023)	265,000	252,664
3.000%, 11/01/2028 (Callable 09/01/2023)	275,000	269,006
County of Cuyahoga OH,
4.000%, 01/01/2033 (Callable 01/01/2031)	300,000	313,418
County of Montgomery OH,
3.000%, 08/01/2034 (Callable 02/01/2031)	200,000	180,500
Hamilton County Convention
Facilities Authority,
5.000%, 12/01/2026 (Callable 12/01/2023)	1,000,000	1,006,917
Lancaster Port Authority,
5.000%, 08/01/2049 (Callable 11/01/2024)
(Mandatory Tender Date 02/01/2025)(1)	635,000	645,773
Northeast Ohio Medical University:
5.000%, 12/01/2024	75,000	76,992
5.000%, 12/01/2026	100,000	105,150
Ohio Air Quality Development Authority:
1.375%, 02/01/2026
(Mandatory Tender Date 11/01/2024)(1)	1,000,000	946,977
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	2,000,000	1,992,047
4.250%, 11/01/2040
(Mandatory Tender Date 06/01/2027)(1)	1,000,000	997,233
Ohio Higher Educational Facility Commission:
9.662%, 12/01/2023 (CPI YOY + 1.120%)
(Insured by AMBAC)(2)	500,000	513,307
5.000%, 12/01/2032	595,000	628,098
5.000%, 07/01/2036 (Callable 07/01/2033)	1,700,000	1,815,705
Ohio Housing Finance Agency:
4.500%, 03/01/2050 (Callable 09/01/2028)	920,000	932,573
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	130,000	129,379
Ohio Turnpike & Infrastructure Commission,
5.000%, 02/15/2032	1,390,000	1,637,670
Port of Greater Cincinnati
Development Authority,
3.000%, 05/01/2023 (Callable 01/30/2023)	2,875,000	2,860,314
Township of Miami OH:
4.000%, 12/01/2030 (Callable 12/01/2029)	300,000	318,883
4.000%, 12/01/2031 (Callable 12/01/2029)	200,000	211,548
Warren County Port Authority,
4.000%, 12/01/2041 (Callable 12/01/2031)	570,000	484,494
Total Ohio
(Cost $22,559,857)		22,162,892	4.6%
Oklahoma
Cleveland County Educational
Facilities Authority,
4.000%, 06/01/2031	2,000,000	2,126,562
Delaware County Educational
Facilities Authority,
5.000%, 09/01/2029	1,630,000	1,784,035
Oklahoma Agricultural & Mechanical Colleges,
4.000%, 07/01/2032 (Callable 07/01/2027)	500,000	515,199
Pontotoc County Educational Facilities Authority:
4.000%, 09/01/2026	200,000	205,669
4.000%, 09/01/2027	325,000	336,197
4.000%, 09/01/2028	300,000	311,328
4.000%, 09/01/2029	275,000	286,972
4.000%, 09/01/2030	400,000	417,815
Tulsa Industrial Authority,
5.000%, 10/01/2023	185,000	185,246
Total Oklahoma
(Cost $6,295,115)		6,169,023	1.3%
Oregon
Clackamas Community College District,
5.000%, 06/15/2038 (Callable 06/15/2027)(5)	125,000	133,833
Oregon State Facilities Authority:
5.000%, 10/01/2025	225,000	234,347
5.000%, 10/01/2028	150,000	160,436
Seaside School District No. 10:
5.000%, 06/15/2034 (Callable 06/15/2027)
(Insured by SCH BD GTY)	1,000,000	1,084,013
5.000%, 06/15/2035 (Callable 06/15/2027)
(Insured by SCH BD GTY)	1,130,000	1,220,532
5.000%, 06/15/2036 (Callable 06/15/2027)
(Insured by SCH BD GTY)	1,000,000	1,075,376
State of Oregon Housing &
Community Services Department:
3.900%, 01/01/2033 (Callable 07/01/2023)	70,000	70,061
3.600%, 07/01/2034 (Callable 07/01/2024)	700,000	702,329
2.900%, 07/01/2043 (Callable 07/01/2027)	1,000,000	885,050
4.000%, 01/01/2047 (Callable 07/01/2025)	15,000	14,981
4.000%, 07/01/2047 (Callable 07/01/2026)	165,000	164,903
Tri-County Metropolitan Transportation
District of Oregon,
4.000%, 10/01/2033 (Callable 04/01/2028)	1,910,000	1,946,310
Yamhill County Hospital Authority:
1.750%, 11/15/2026 (Callable 01/20/2023)	535,000	490,124
2.125%, 11/15/2027 (Callable 01/20/2023)	1,000,000	883,158
Total Oregon
(Cost $9,299,600)		9,065,453	1.9%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania
Allegheny County Airport Authority,
4.000%, 01/01/2056
(Callable 01/01/2031) (Insured by BAM)	$3,500,000	$2,959,984
Allegheny County Sanitary Authority,
5.000%, 06/01/2043 (Callable 06/01/2028)	2,185,000	2,307,868
Bucks County Industrial Development Authority,
5.000%, 07/01/2028	470,000	485,609
Central Bradford Progress Authority,
3.700%, 12/01/2041 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	2,560,000	2,560,000
Chester County Industrial
Development Authority:
5.000%, 08/01/2035 (Callable 08/01/2023)	730,000	710,053
5.000%, 08/01/2045 (Callable 08/01/2023)	500,000	458,794
City of Bradford PA:
4.000%, 11/01/2026
(Callable 11/01/2025) (Insured by AGM)	415,000	426,090
4.000%, 11/01/2027
(Callable 11/01/2025) (Insured by AGM)	370,000	378,812
City of Erie Higher Education
Building Authority,
5.000%, 05/01/2029	370,000	382,562
City of Philadelphia PA:
5.000%, 08/01/2030
(Callable 08/01/2027) (Insured by AGM)	2,000,000	2,154,943
4.000%, 07/01/2040 (Callable 07/01/2030)	845,000	812,483
City of York PA:
5.000%, 11/15/2025	525,000	536,493
5.000%, 11/15/2026	205,000	210,965
5.000%, 11/15/2027	220,000	227,837
Coatesville School District,
5.000%, 06/30/2023 (Insured by ST AID)	1,000,000	1,000,945
Cumberland County Municipal Authority:
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	30,000	31,292
5.000%, 01/01/2029
(Pre-refunded to 01/01/2025)	70,000	73,014
5.000%, 01/01/2029 (Callable 01/01/2025)	75,000	75,934
Delaware Valley Regional Finance Authority,
3.807%, 09/01/2048 (1 Month LIBOR
USD + 0.880%) (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)	1,000,000	984,419
East Hempfield Township Industrial
Development Authority,
5.000%, 12/01/2027 (Callable 12/01/2025)	1,510,000	1,574,531
Indiana County Municipal Services Authority:
5.000%, 10/01/2029 (Insured by BAM)	345,000	372,126
5.000%, 10/01/2031 (Insured by BAM)	285,000	311,129
5.000%, 10/01/2032
(Callable 10/01/2031) (Insured by BAM)	295,000	321,160
5.000%, 10/01/2033
(Callable 10/01/2031) (Insured by BAM)	310,000	336,299
5.000%, 10/01/2034
(Callable 10/01/2031) (Insured by BAM)	330,000	356,688
Latrobe Industrial Development Authority:
5.000%, 03/01/2024	80,000	80,747
5.000%, 03/01/2025	110,000	111,949
5.000%, 03/01/2026	260,000	266,223
Montgomery County Higher
Education & Health Authority:
1.125%, 05/01/2036
(Mandatory Tender Date 05/01/2023)(5)	245,000	242,882
3.640%, 09/01/2050 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	930,000	930,000
Montgomery County Industrial
Development Authority:
4.000%, 10/01/2036 (Callable 10/01/2026)	430,000	391,035
4.000%, 10/01/2041 (Callable 10/01/2026)	425,000	362,019
Northeastern Pennsylvania Hospital
and Education Authority,
5.000%, 05/01/2033 (Callable 05/01/2029)	260,000	268,009
Pennsylvania Economic Development
Financing Authority:
0.000%, 01/01/2031 (County Guaranteed)	1,405,000	1,009,519
5.000%, 12/31/2034 (Callable 06/30/2026)	2,970,000	3,004,267
0.000%, 01/01/2037 (Insured by AGM)	3,495,000	1,777,459
0.000%, 01/01/2046 (Insured by BAM)	1,155,000	342,330
6.000%, 06/30/2061 (Callable 12/31/2032)	3,100,000	3,271,567
Pennsylvania Higher Education Assistance Agency,
4.500%, 06/01/2043 (Callable 06/01/2031)	1,445,000	1,441,506
Pennsylvania Higher Educational
Facilities Authority:
5.000%, 05/01/2025	200,000	208,917
5.000%, 07/01/2035 (Callable 07/01/2026)	1,300,000	1,248,625
Pennsylvania Housing Finance Agency,
3.200%, 04/01/2040 (Callable 10/01/2025)	155,000	133,939
Pennsylvania Turnpike Commission:
0.000%, 12/01/2039 (Callable 06/01/2029)(5)	190,000	186,000
0.000%, 12/01/2040 (Callable 06/01/2029)(5)	35,000	34,165
Philadelphia Authority for
Industrial Development:
5.000%, 10/01/2030	350,000	392,934
5.250%, 11/01/2052 (Callable 11/01/2032)	1,750,000	1,831,344
Redevelopment Authority of the
City of Philadelphia,
5.000%, 04/15/2027 (Callable 04/15/2025)	100,000	104,774
Scranton School District,
3.821%, 04/01/2031 (1 Month LIBOR
USD + 0.850%) (Callable 01/30/2023)
(Mandatory Tender Date 06/01/2023)
(Insured by ST AID)(2)	975,000	973,484
State Public School Building Authority:
5.000%, 12/01/2028 (Pre-refunded
to 12/01/2026) (Insured by AGM)	15,000	16,274
5.000%, 12/01/2028
(Callable 12/01/2026) (Insured by AGM)	85,000	90,623
Westmoreland County Industrial
Development Authority,
5.000%, 07/01/2028	575,000	607,035
York County Industrial Development Authority,
3.000%, 11/01/2036 (Callable 05/01/2026)	730,000	617,461
Total Pennsylvania
(Cost $41,157,513)		39,995,117	8.3%
Puerto Rico
Commonwealth of Puerto Rico,
0.000%, 07/01/2024	1,000,000	926,822
Puerto Rico Sales Tax Financing Corp.,
4.329%, 07/01/2040 (Callable 07/01/2028)	1,735,000	1,562,954
Total Puerto Rico
(Cost $2,526,221)		2,489,776	0.5%
Rhode Island
Providence Redevelopment Agency,
5.000%, 04/01/2027 (Callable 04/01/2025)	500,000	512,124
Total Rhode Island
(Cost $517,160)		512,124	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Carolina
County of Florence SC,
5.000%, 05/01/2035 (Callable 05/01/2025)	$2,550,000	$2,642,393
Patriots Energy Group Financing Agency,
3.787%, 10/01/2048 (1 Month LIBOR
USD + 0.860%) (Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	850,000	845,307
Piedmont Municipal Power Agency,
4.000%, 01/01/2034 (Callable 01/01/2031)	1,240,000	1,260,316
South Carolina Jobs-Economic
Development Authority:
4.000%, 08/15/2030 (Callable 08/15/2026)	130,000	129,512
5.250%, 08/15/2033 (Callable 08/15/2026)	350,000	364,325
3.670%, 05/01/2048 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	1,775,000	1,775,000
South Carolina Public Service Authority,
5.000%, 12/01/2032 (Callable 06/01/2026)	465,000	486,390
Spartanburg Housing Authority,
2.000%, 03/01/2026
(Mandatory Tender Date 03/01/2025)(1)	3,500,000	3,401,572
Total South Carolina
(Cost $11,122,251)		10,904,815	2.3%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	250,000	237,169
South Dakota Health & Educational
Facilities Authority:
4.250%, 09/01/2023	260,000	260,515
5.000%, 09/01/2032 (Callable 09/01/2027)	100,000	105,931
Total South Dakota
(Cost $637,866)		603,615	0.1%
Tennessee
Greeneville Health &
Educational Facilities Board,
5.000%, 07/01/2034 (Callable 07/01/2023)	1,035,000	1,036,566
Knox County Health Educational
& Housing Facility Board,
5.000%, 09/01/2030 (Callable 09/01/2026)	925,000	964,218
Tennergy Corp.,
5.500%, 10/01/2053 (Callable 09/01/2030)
(Mandatory Tender Date 12/01/2030)(1)	2,000,000	2,115,779
Tennessee Energy Acquisition Corp.,
5.625%, 09/01/2026	1,100,000	1,151,283
Tennessee Housing Development Agency:
4.000%, 07/01/2048 (Callable 01/01/2027)	130,000	129,991
4.500%, 07/01/2049 (Callable 01/01/2028)	25,000	25,310
Total Tennessee
(Cost $5,455,645)		5,423,147	1.1%
Texas
Arlington Higher Education Finance Corp.,
4.375%, 08/15/2052
(Callable 08/15/2031) (PSF Guaranteed)	2,000,000	1,968,958
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	1,160,000	1,201,432
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	5,000	4,963
Caney Creek Municipal Utility District,
5.000%, 03/01/2024	390,000	398,077
Central Texas Regional Mobility Authority,
5.000%, 01/01/2025 (Callable 07/01/2024)	750,000	769,477
City of Austin TX:
5.250%, 05/15/2025 (Insured by BHAC)	90,000	92,885
5.000%, 11/15/2035 (Callable 11/15/2029)	2,550,000	2,691,510
City of Donna TX,
5.000%, 02/15/2042 (Pre-refunded
to 02/15/2024) (Insured by BAM)	120,000	122,852
City of Magnolia TX,
5.700%, 09/01/2046(3)	480,000	454,813
Clifton Higher Education Finance Corp.:
6.000%, 03/01/2029 (Callable 03/01/2024)(5)	1,740,000	1,762,533
4.000%, 08/15/2030
(Callable 08/15/2027) (PSF Guaranteed)	900,000	940,072
3.950%, 12/01/2032 (Callable 01/30/2023)	265,000	254,181
4.250%, 12/01/2034 (Callable 12/01/2024)	200,000	195,637
3.000%, 04/01/2045
(Callable 04/01/2030) (PSF Guaranteed)	1,000,000	760,631
County of Wise TX:
5.000%, 08/15/2024	225,000	229,994
5.000%, 08/15/2025	250,000	258,521
5.000%, 08/15/2026	330,000	344,261
5.000%, 08/15/2027	505,000	529,098
Grand Mission Municipal Utility District No. 2,
2.250%, 09/01/2028
(Callable 09/01/2023) (Insured by NATL)	95,000	87,131
Green Valley Special Utility District:
7.000%, 09/15/2030 (Insured by BAM)	615,000	768,631
7.000%, 09/15/2031 (Insured by BAM)	545,000	694,103
4.000%, 09/15/2036
(Callable 09/15/2031) (Insured by BAM)	800,000	784,158
Greenwood Utility District,
9.000%, 08/01/2034
(Callable 02/01/2030) (Insured by BAM)(6)	205,000	274,365
Harris County Cultural Education
Facilities Finance Corp.:
4.000%, 11/15/2029 (Callable 05/15/2026)	285,000	292,798
3.708%, 11/15/2046 (1 Month LIBOR
USD + 0.650%) (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2024)(2)	1,000,000	1,000,701
3.700%, 12/01/2049
(SIFMA Municipal Swap Index + 0.570%)
(Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	80,000	79,471
Harris County Municipal
Utility District No. 450,
3.500%, 09/01/2039
(Callable 09/01/2024) (Insured by AGM)	190,000	172,636
Harris County-Houston Sports Authority,
5.000%, 11/15/2026
(Callable 11/15/2024) (Insured by AGM)	150,000	155,517
Housing Options, Inc.,
3.900%, 02/01/2026 (Mandatory Tender
Date 02/01/2025) (Insured by HUD)(1)	1,000,000	1,004,395
Houston Independent School District,
3.500%, 06/01/2039 (Mandatory Tender
Date 06/01/2025) (PSF Guaranteed)(1)	1,000,000	988,996
Hunt Memorial Hospital District,
5.000%, 02/15/2030	1,000,000	1,096,701
Love Field Airport Modernization Corp.,
4.000%, 11/01/2035
(Callable 11/01/2031) (Insured by AGM)	2,295,000	2,218,778
Matagorda County Navigation District No. 1,
4.000%, 06/01/2030 (Callable 06/03/2023)	1,400,000	1,399,412
Port Beaumont Navigation District,
4.000%, 01/01/2050 (Callable 01/30/2023)(3)	500,000	359,278
Port of Beaumont Industrial
Development Authority,
4.100%, 01/01/2028 (Callable 07/01/2023)(3)	1,750,000	1,423,167
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Port of Corpus Christi Authority
of Nueces County,
3.000%, 07/01/2029
(Optional Put Date 01/03/2023)(1)	$1,100,000	$1,100,000
Tarrant County Cultural Education
Facilities Finance Corp.:
5.000%, 11/15/2027	160,000	167,854
5.000%, 09/01/2030 (Callable 09/01/2024)	365,000	374,397
Texas Municipal Gas Acquisition
& Supply Corp. I,
4.645%, 12/15/2026
(3 Month LIBOR USD + 1.450%)
(Callable 01/03/2023)(2)	500,000	487,271
Texas Municipal Gas Acquisition
& Supply Corp. II,
4.065%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	2,700,000	2,665,358
Texas Municipal Gas Acquisition
& Supply Corp. III,
5.000%, 12/15/2032	2,000,000	2,072,035
Texas Municipal Power Agency,
2.000%, 09/01/2037
(Callable 09/01/2026) (Insured by AGM)	1,865,000	1,331,356
Texas Public Finance Authority,
4.000%, 02/01/2035 (Callable 02/01/2029)	2,000,000	2,071,212
Travis County Water Control &
Improvement District No. 17,
2.000%, 05/01/2029
(Callable 05/01/2026) (Insured by AGM)	235,000	206,302
Total Texas
(Cost $37,438,276)		36,255,918	7.5%
Utah
City of Salt Lake City UT,
5.000%, 07/01/2028 (Callable 07/01/2027)	1,700,000	1,797,585
Duchesne County School District,
5.000%, 06/01/2029	260,000	283,466
Utah Charter School Finance Authority:
3.000%, 04/15/2027 (Insured by UT CSCE)	160,000	155,549
5.000%, 04/15/2037
(Callable 04/15/2026) (Insured by UT CSCE)	270,000	276,527
4.000%, 10/15/2051
(Callable 10/15/2031) (Insured by UT CSCE)	1,890,000	1,611,456
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	175,000	174,817
Total Utah
(Cost $4,340,091)		4,299,400	0.9%
Vermont
Vermont Housing Finance Agency,
5.250%, 11/01/2052
(Callable 05/01/2032) (Insured by HUD)	1,000,000	1,055,214
Total Vermont
(Cost $1,083,812)		1,055,214	0.2%
Virginia
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	1,500,000	1,567,626
Portsmouth Redevelopment
& Housing Authority,
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	1,000,000	992,864
Toll Road Investors Partnership II LP:
0.000%, 02/15/2027 (Insured by NATL)(3)	1,000,000	739,546
0.000%, 02/15/2028 (Insured by NATL)(3)	740,000	508,200
Virginia Small Business Financing Authority,
4.000%, 01/01/2029	125,000	124,631
Total Virginia
(Cost $4,292,851)		3,932,867	0.8%
Washington
County of Lewis WA,
3.000%, 12/01/2026 (Callable 01/20/2023)	100,000	99,613
King County Housing Authority:
5.160%, 11/01/2025	2,061,580	2,081,061
5.000%, 12/01/2030 (Callable 12/01/2026)	400,000	425,403
Metropolitan Park District of Tacoma WA,
4.000%, 12/01/2027 (Callable 12/01/2026)	605,000	601,919
Pend Oreille County Public Utility District No. 1:
5.000%, 01/01/2028	220,000	233,517
5.000%, 01/01/2029 (Callable 01/01/2028)	165,000	174,881
5.000%, 01/01/2038 (Callable 01/01/2029)	300,000	308,133
5.000%, 01/01/2039 (Callable 01/01/2028)	500,000	511,376
Port of Seattle WA:
4.000%, 08/01/2036 (Callable 08/01/2031)	1,755,000	1,713,972
5.500%, 08/01/2047 (Callable 08/01/2032)	1,750,000	1,867,433
Seattle Housing Authority,
4.000%, 09/01/2025 (Callable 03/01/2025)	2,000,000	2,034,119
Vancouver Housing Authority,
1.700%, 12/01/2024	140,000	135,922
Washington Health Care Facilities Authority:
5.000%, 12/01/2027(3)	475,000	509,919
4.530%, 01/01/2035
(SIFMA Municipal Swap Index + 1.400%)
(Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	150,000	150,653
5.000%, 08/15/2037 (Callable 02/15/2028)	1,500,000	1,560,849
5.000%, 10/01/2038 (Callable 04/01/2025)	1,255,000	1,278,365
5.000%, 08/01/2049 (Callable 08/01/2029)	2,440,000	2,381,472
Washington State Housing Finance Commission:
3.500%, 12/20/2035	2,445,094	2,154,119
4.000%, 06/01/2050
(Callable 06/01/2029) (Insured by GNMA)	365,000	366,038
Total Washington
(Cost $19,243,365)		18,588,764	3.9%
Wisconsin
City of Milwaukee WI,
3.000%, 04/01/2034
(Callable 04/01/2031) (Insured by BAM)	1,410,000	1,296,352
Palmyra-Eagle Area School District:
3.000%, 03/01/2025 (Callable 03/01/2023)	100,000	95,537
3.000%, 03/01/2027 (Callable 03/01/2023)	500,000	460,072
Public Finance Authority:
5.000%, 10/01/2023(3)	100,000	100,296
3.000%, 03/01/2026 (Callable 01/30/2023)(3)	700,000	656,614
0.000%, 12/15/2027 (Callable 01/30/2023)	565,000	411,548
5.000%, 09/01/2030(3)	1,250,000	1,084,996
4.850%, 07/01/2031(3)	475,000	413,405
4.000%, 01/01/2033 (Callable 07/01/2029)	605,000	588,598
4.000%, 01/01/2034 (Callable 07/01/2029)	1,150,000	1,115,056
5.000%, 10/01/2034 (Callable 10/01/2029)(3)	1,000,000	967,154
Village of Mount Pleasant WI,
5.000%, 04/01/2048
(Callable 04/01/2028) (Insured by BAM)	325,000	336,444
Waunakee Community School District,
2.500%, 04/01/2025 (Callable 01/30/2023)	250,000	245,584

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Center District,
5.250%, 12/15/2061
(Callable 12/15/2030)(3)	$1,000,000	$992,703
Wisconsin Health & Educational
Facilities Authority:
4.000%, 08/15/2024	160,000	158,723
4.000%, 08/15/2025	230,000	226,958
5.000%, 11/01/2027 (Callable 11/01/2026)	745,000	722,600
5.000%, 09/15/2028
(Pre-refunded to 09/15/2023)	45,000	45,607
5.000%, 11/01/2029 (Callable 11/01/2026)	430,000	410,802
5.000%, 11/15/2039 (Callable 05/15/2026)	2,000,000	2,041,044
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	345,000	360,458
5.500%, 12/01/2052 (Callable 12/01/2032)	1,750,000	1,872,078
3.700%, 02/15/2053 (Callable 01/03/2023)
(Optional Put Date 01/04/2023)(1)	3,000,000	3,000,000
Wisconsin Housing & Economic
Development Authority:
4.000%, 07/01/2030
(Callable 07/01/2028) (Insured by HUD)(3)	135,000	119,722
4.375%, 07/01/2037
(Callable 07/01/2028) (Insured by HUD)(3)	500,000	406,107
Total Wisconsin
(Cost $18,520,307)		18,128,458	3.8%
Total Municipal Bonds
(Cost $477,825,532)		464,084,257	96.4%

	Shares
Closed-End Investment Company
Nuveen AMT-Free Municipal Credit Income
Fund, Series C Preferred Shares,
3.580%, 12/01/2031(1)	1,000	1,000,000
Total Closed-End Investment Company
(Cost $1,000,000)		1,000,000	0.2%
Total Long-Term Investments
(Cost $478,825,532)		465,084,257	96.6%
Short-Term Investment
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free Cash
Trust, Premier Shares, 3.56%(4)	14,903,046	14,903,046
Total Short-Term Investment
(Cost $14,903,046)		14,903,046	3.1%
Total Investments
(Cost $493,728,578)		479,987,303	99.7%
Other Assets in Excess of Liabilities		1,472,769	0.3%
TOTAL NET ASSETS		$481,460,072	100.0%
Notes to Schedule of Investments
ACA – American Capital Access
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
CPI YOY – Consumer Price Index – Year-Over-Year
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2022.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $26,646,729, which represented 5.53% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$464,084,257	$—	$464,084,257
Closed-End Investment Company	—	1,000,000	—	1,000,000
Total Long-Term Investments	—	465,084,257	—	465,084,257
Short-Term Investment
Money Market Mutual Fund	14,903,046	—	—	14,903,046
Total Short-Term Investment	14,903,046	—	—	14,903,046
Total Investments	$14,903,046	$465,084,257	$—	$479,987,303

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2022 (Unaudited)

The Baird Quality Intermediate Municipal Bond Fund primarily seeks current income that is substantially exempt from federal income tax. A secondary objective is to seek total return with relatively low volatility of principal.

The tax-exempt market closed the year with a strong tone, as yields fell modestly in December, adding to the strong rally that began in November. Although yields were lower for the quarter, they still rose significantly across the curve for the full year with short-term rates rising more than long. The magnitude of the move in short rates left yields between the 1–10-year curve inverted for the first time ever (-18 bps at year end). Inflation, which rose much more than expected and proved to be more persistent than transitory, was the obvious catalyst for the big upward yield adjustment in 2022. Exacerbating the inflation pressures was Russia’s invasion of Ukraine, especially impacting global food and energy prices, as well as China’s strict COVID-19 lockdowns, which prolonged global supply constraints. A tight labor market in the US, with nearly two job openings for every unemployed individual, also kept wage pressures elevated. The Fed reacted aggressively as the inflation data became more troubling. Rather than boost rates by the total of 75 bps they expected at the start of the year, the federal funds rate rose by 425 bps (including four successive 75 bps increases); the most aggressive Fed rate campaign on record combined with transitioning from quantitative easing (QE) to quantitative tightening (QT)as the Fed’s balance sheet was unwound.

During 2022, the Institutional Class Shares of the Fund (BMBIX) posted a net return of -5.74% vs. a -5.15% return for the Bloomberg Quality Intermediate Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Curve Positioning – Overweight to cash and near-cash which held their value relatively well as interest rates rose
•	Credit Positioning – Higher-quality focus outperformed as credit spreads widened
•	Sector Positioning – Pre-refunded overweight and underweight to the general obligation sector enhanced performance

Negative contributors to the Fund’s relative performance during the year include:

•	Security Selection – Lower-coupon structures lagged due to their longer average duration relative to higher-coupon issues

We expect economic growth to slow over the course of 2023, with the understanding that monetary policy changes operate with long and variable lags. Inflation should also fall, but to what level and at what pace are the key questions that will determine how high the federal funds rate rises and how long it remains elevated. Our view is that a “higher for longer” federal funds rate is likely, which implies that an unusually flat yield curve is probable for much of the year. Municipal issuance should remain modest even as infrastructure spending picks up but refunding volume will once again be quite low given the higher rate levels. With tax-loss harvesting largely behind us and much more attractive yields than a year ago, investor demand should improve, leading to positive municipal fund flows once again in 2023. The backdrop for municipal credit fundamentals remains strong. State and local governments begin the new year with record reserves that will help cushion an expected slowdown in tax revenues. Therefore, we expect credit ratings to remain relatively stable throughout 2023. Two sectors that we are more cautious on are Hospitals, which face labor shortages and rising costs, and Higher Education, which is challenged by declining enrollment growth. That said, structural opportunities in various sectors of the market (e.g., Housing) combined with modestly wider credit spreads over the year would be viewed as an opportunity in 2023.

As a reminder, the Fund maintains a quality focus and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include a consistent overweight among higher quality issues, with particular emphasis on AAA-rated securities, a persistent overweight to U.S. government backed issues, and minimization of maturity extension risk. The Fund maintains a neutral duration posture relative to the benchmark while seeking a yield curve allocation that optimizes roll-down benefit. Sector weightings will likely favor the higher-rated Pre-refunded sector and Housing bonds, particularly those with Federal Agency credit support. Although the pace of economic growth and tax revenues are likely to slow, credit fundamentals across most municipalities remains strong. That said, careful fundamental credit analysis and review remains critically important to adding value. Additional yield will also be sought from structural nuances at the individual security level where differing bond characteristics, such as coupon, call optionality and cash-flow variability help to create market inefficiencies.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(7)

	Net Assets	$1,113,629,240

	SEC 30-Day Yield(4)
	Institutional Class	2.85%
	Investor Class	2.59%

	Average Effective Duration	4.35 years

	Average Effective Maturity	4.59 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	33%

Sector Weightings(1)	Number of Holdings	609

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total investments.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-5.74%	1.08%	1.35%	3.34%
Investor Class Shares	-5.99%	0.82%	1.10%	3.08%
Bloomberg Quality Intermediate Municipal Bond Index(2)	-5.15%	1.36%	1.77%	3.43%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2022.
(2)
The Bloomberg Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Housing Finance Authority,
3.500%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	$4,855,000	$4,842,967
Black Belt Energy Gas District,
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	4,000,000	4,201,747
Montgomery Water Works
& Sanitary Sewer Board:
4.000%, 09/01/2033 (Callable 09/01/2029)	410,000	432,215
4.000%, 09/01/2035 (Callable 09/01/2029)	500,000	516,172
Total Alabama
(Cost $10,223,742)		9,993,101	0.9%
Alaska
Alaska Housing Finance Corp.:
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	290,000	298,847
4.000%, 06/01/2036 (Callable 06/01/2025)	710,000	699,881
4.000%, 12/01/2048 (Callable 06/01/2027)	685,000	686,565
City of Valdez AK,
5.000%, 06/30/2029 (Callable 01/20/2023)	1,225,000	1,226,111
Total Alaska
(Cost $2,989,755)		2,911,404	0.2%
Arizona
City of Tempe AZ:
5.000%, 07/01/2033
(Pre-refunded to 07/01/2028)	40,000	44,636
5.000%, 07/01/2034
(Pre-refunded to 07/01/2027)	165,000	180,956
5.000%, 07/01/2034
(Pre-refunded to 07/01/2028)	325,000	362,664
5.000%, 07/01/2035
(Pre-refunded to 07/01/2027)	185,000	202,891
5.000%, 07/01/2037
(Pre-refunded to 07/01/2028)	215,000	239,916
5.000%, 07/01/2038
(Pre-refunded to 07/01/2028)	350,000	390,561
City of Tucson AZ,
5.000%, 07/01/2028 (Callable 07/01/2025)	750,000	788,768
Maricopa County Industrial
Development Authority,
4.000%, 01/01/2045 (Callable 07/01/2030)	2,000,000	1,872,090
Total Arizona
(Cost $4,123,780)		4,082,482	0.4%
Arkansas
City of Little Rock AR,
5.000%, 10/01/2034
(Pre-refunded to 04/01/2025)	5,000,000	5,254,476
City of Pine Bluff AR,
3.000%, 02/01/2047
(Callable 08/01/2027) (Insured by BAM)	1,590,000	1,495,703
County of St. Francis AR,
1.250%, 08/01/2033
(Callable 02/01/2023) (Insured by BAM)	455,000	429,160
University of Arkansas:
5.000%, 11/01/2035
(Pre-refunded to 11/01/2024)	665,000	692,149
4.000%, 04/01/2037 (Callable 04/01/2029)	160,000	159,498
4.000%, 04/01/2039 (Callable 04/01/2029)	245,000	241,851
Total Arkansas
(Cost $8,401,813)		8,272,837	0.7%
California
Anaheim Public Financing Authority,
0.000%, 09/01/2036
(ETM) (Insured by AGM)	10,470,000	6,450,465
Antelope Valley Community College District,
0.000%, 08/01/2034
(Pre-refunded to 02/01/2025)	150,000	94,738
Brea Redevelopment Agency:
0.000%, 08/01/2033
(Callable 08/01/2027)(5)	1,500,000	1,578,389
0.000%, 08/01/2034
(Callable 08/01/2027)(5)	1,750,000	1,838,310
California School Finance Authority,
6.400%, 08/01/2034
(Pre-refunded to 02/01/2024)(3)	1,000,000	1,031,745
Central Basin Municipal Water District,
5.000%, 08/01/2044
(Pre-refunded to 08/01/2028)	70,000	78,109
Citrus Community College District,
0.000%, 08/01/2034
(Pre-refunded to 02/01/2024)(5)	885,000	901,085
City & County of San Francisco CA:
4.000%, 06/15/2037 (Callable 06/15/2029)	925,000	949,785
4.000%, 06/15/2038 (Callable 06/15/2029)	2,100,000	2,137,132
City of Pasadena CA,
4.250%, 06/01/2034 (Callable 06/01/2023)	500,000	502,434
City of Richmond CA,
0.000%, 08/01/2028
(ETM) (Insured by FGIC)	180,000	153,185
Department of Veterans Affairs Veteran’s
Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	1,135,000	1,139,557
El Rancho Unified School District,
0.000%, 08/01/2035 (Pre-refunded to
08/01/2023) (Insured by BAM)	300,000	143,378
Fontana Unified School District,
0.000%, 02/01/2033
(ETM) (Insured by AGM)	460,000	343,095
Foothill-Eastern Transportation
Corridor Agency:
0.000%, 01/01/2025 (ETM)	50,000	47,322
0.000%, 01/01/2026 (ETM)	4,695,000	4,326,602
0.000%, 01/01/2028 (ETM)	3,260,000	2,835,762
0.000%, 01/01/2030 (ETM)	95,000	78,087
Freddie Mac Multifamily
Variable Rate Certificate,
2.875%, 07/25/2036	7,455,014	6,402,794
Fresno Unified School District,
0.000%, 08/01/2033
(Pre-refunded to 08/01/2026)	195,000	133,099
Gateway Unified School District,
0.000%, 03/01/2037
(ETM) (Insured by AGM)	100,000	61,215
Golden State Tobacco Securitization Corp.:
0.000%, 06/01/2026
(ETM) (Insured by AGM)	240,000	218,647
0.000%, 06/01/2028
(ETM) (Insured by AGC)	160,000	137,558
5.000%, 06/01/2028
(Pre-refunded to 06/01/2027)	425,000	470,414
3.250%, 06/01/2034 (Pre-refunded to
06/01/2025) (Insured by ST AID)	160,000	162,701
Imperial Community College District,
7.000%, 08/01/2040 (Pre-refunded to
08/01/2030) (Insured by AGM)(5)	180,000	233,170

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
La Canada Unified School District,
4.000%, 08/01/2049
(Callable 08/01/2028)	$1,000,000	$968,648
Long Beach Community College District:
0.000%, 06/01/2032
(ETM) (Insured by AGM)	1,540,000	1,168,617
0.000%, 06/01/2033
(ETM) (Insured by AGM)	1,560,000	1,144,324
Moorpark Unified School District,
0.000%, 08/01/2036 (Callable
08/01/2032) (Insured by AGM)(5)	535,000	497,599
Moreno Valley Unified School District,
0.000%, 07/01/2029
(ETM) (Insured by AGM)	75,000	62,135
Morongo Unified School District,
0.000%, 08/01/2041
(Callable 08/01/2030)(5)	195,000	187,547
Mount San Antonio
Community College District,
0.000%, 08/01/2028
(Callable 02/01/2028)(5)	600,000	654,728
Pacheco Union Elementary School District,
0.000%, 02/01/2037
(ETM) (Insured by AGM)	300,000	185,375
Pajaro Valley Unified School District,
0.000%, 08/01/2027
(ETM) (Insured by AGM)	25,000	21,964
Palmdale Elementary School District,
0.000%, 08/01/2031
(ETM) (Insured by AGM)	30,000	23,196
Paramount Unified School District:
0.000%, 08/01/2043 (Pre-refunded to
08/01/2023) (Insured by BAM)	250,000	63,872
0.000%, 08/01/2045 (Callable
02/01/2033) (Insured by AGM)(5)	325,000	386,370
Peralta Community College District,
3.500%, 08/01/2032 (Callable 08/01/2025)	1,715,000	1,724,914
Pleasanton Unified School District,
3.000%, 08/01/2033 (Callable 08/01/2025)	2,000,000	1,897,440
Rio Hondo Community College District,
0.000%, 08/01/2042
(Callable 08/01/2034)(5)	6,975,000	8,057,529
Riverside County Redevelopment
Successor Agency,
8.250%, 10/01/2031
(Pre-refunded to 10/01/2026)(5)	650,000	775,361
Roseville Joint Union High School District,
0.000%, 08/01/2034 (Callable 08/01/2026)	85,000	55,675
San Diego Unified School District:
0.000%, 07/01/2034 (Callable 07/01/2025)	2,000,000	1,279,934
4.000%, 07/01/2034 (Callable 07/01/2027)	1,000,000	1,038,107
0.000%, 07/01/2039 (Callable 07/01/2025)	75,000	37,509
4.000%, 07/01/2044 (Callable 07/01/2029)	2,000,000	1,948,582
San Joaquin Hills
Transportation Corridor Agency:
0.000%, 01/01/2023 (ETM)	4,005,000	4,005,000
0.000%, 01/01/2027 (ETM)	1,380,000	1,237,653
0.000%, 01/01/2028 (ETM)	1,010,000	880,730
San Marcos Unified School District:
0.000%, 08/01/2030
(Pre-refunded to 02/01/2024)	150,000	107,115
0.000%, 08/01/2032
(Pre-refunded to 02/01/2024)	400,000	255,942
0.000%, 08/01/2036
(Pre-refunded to 02/01/2024)	55,000	27,938
0.000%, 08/01/2038
(Pre-refunded to 02/01/2024)	1,500,000	680,322
San Mateo Union High School District:
0.000%, 09/01/2041
(Callable 09/01/2036)(5)	900,000	837,940
5.000%, 09/01/2041 (Callable 09/01/2023)	2,105,000	2,131,536
5.000%, 12/15/2043 (Pre-refunded to
12/15/2024) (Insured by AMBAC)(5)	1,635,000	1,705,951
Solano County Community College District:
0.000%, 08/01/2024 (ETM)(5)	180,000	181,123
0.000%, 08/01/2028
(Callable 08/01/2025)(5)	250,000	251,746
St. Helena Unified School District:
0.000%, 08/01/2028(5)	130,000	133,859
0.000%, 08/01/2037 (Callable 08/01/2023)	25,000	12,502
State of California,
5.000%, 04/01/2042 (Callable 10/01/2027)	2,250,000	2,396,075
Sutter Union High School District:
0.000%, 08/01/2030
(Pre-refunded to 08/01/2025)	185,000	122,819
0.000%, 08/01/2036
(Pre-refunded to 08/01/2025)	75,000	32,196
0.000%, 08/01/2037
(Pre-refunded to 08/01/2025)	50,000	19,985
0.000%, 08/01/2041
(Pre-refunded to 08/01/2025)	50,000	14,967
0.000%, 08/01/2043
(Pre-refunded to 08/01/2025)	200,000	51,600
0.000%, 08/01/2044
(Pre-refunded to 08/01/2025)	1,065,000	254,949
0.000%, 06/01/2050
(Pre-refunded to 08/01/2025)	700,000	107,095
Total California
(Cost $73,378,728)		70,077,247	6.3%
Colorado
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)
(Insured by ST AID)	1,225,000	1,274,454
Brush School District No. RE-2J:
5.000%, 12/01/2031
(Callable 12/01/2027) (Insured by BAM)	380,000	414,400
5.000%, 12/01/2032
(Callable 12/01/2027) (Insured by BAM)	395,000	429,629
5.000%, 12/01/2035
(Callable 12/01/2027) (Insured by BAM)	460,000	498,800
City of Fort Lupton CO,
4.000%, 12/01/2042
(Callable 12/01/2027) (Insured by AGM)	850,000	831,561
Colorado Health Facilities Authority:
0.000%, 07/15/2024 (ETM)	1,810,000	1,727,642
5.250%, 01/01/2045
(Pre-refunded to 01/01/2023)	335,000	335,000
5.000%, 06/01/2047
(Pre-refunded to 06/01/2027)	5,800,000	6,325,884
3.680%, 05/15/2061
(SIFMA Municipal Swap Index + 0.550%)
(Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	10,000,000	9,884,488
Mesa County Valley School District No. 51,
5.500%, 12/01/2037 (Callable
12/01/2027) (Insured by ST AID)	1,000,000	1,104,534
Total Colorado
(Cost $23,342,849)		22,826,392	2.0%
Connecticut
City of Norwalk CT:
5.000%, 08/15/2035 (Callable 08/15/2030)	3,465,000	3,934,307
5.000%, 08/15/2036 (Callable 08/15/2030)	2,555,000	2,884,736

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut Housing Finance Authority:
2.875%, 11/15/2030
(Callable 05/15/2025)	$1,325,000	$1,265,943
4.000%, 11/15/2045 (Callable 05/15/2028)	4,390,000	4,397,033
4.000%, 11/15/2047 (Callable 11/15/2026)	715,000	715,067
4.000%, 05/15/2049 (Callable 11/15/2028)	1,780,000	1,785,775
Connecticut State Health &
Educational Facilities Authority,
5.250%, 03/01/2032
(ETM) (Insured by AGM)	100,000	114,604
State of Connecticut:
4.000%, 03/01/2031 (Callable 03/01/2023)	3,000,000	3,004,251
5.000%, 11/15/2036 (Callable 11/15/2032)	180,000	201,817
University of Connecticut,
5.000%, 01/15/2031
(Callable 01/15/2027) (Insured by AGM)	1,250,000	1,351,091
Total Connecticut
(Cost $20,063,984)		19,654,624	1.8%
District of Columbia
District of Columbia,
5.000%, 04/01/2042
(Pre-refunded to 04/01/2027)	465,000	508,595
District of Columbia Housing Finance Agency,
2.500%, 02/01/2039
(Mandatory Tender Date 08/01/2023)(1)	1,900,000	1,886,476
Washington Metropolitan
Area Transit Authority,
4.000%, 07/15/2046 (Callable 07/15/2031)	1,000,000	937,474
Total District of Columbia
(Cost $3,566,866)		3,332,545	0.3%
Florida
City of Fort Myers FL,
4.000%, 12/01/2037 (Callable 12/01/2025)	480,000	471,602
City of Melbourne FL,
0.000%, 10/01/2026
(ETM) (Insured by FGIC)	40,000	35,948
City of Miramar FL:
5.000%, 10/01/2029 (Callable 10/01/2027)	1,025,000	1,128,175
5.000%, 10/01/2030 (Callable 10/01/2027)	1,000,000	1,100,373
5.000%, 10/01/2034 (Callable 10/01/2027)	1,000,000	1,092,431
5.000%, 10/01/2035 (Callable 10/01/2027)	1,030,000	1,119,863
City of Orlando FL,
5.000%, 11/01/2034
(Callable 11/01/2027) (Insured by AGM)	1,000,000	1,080,850
City of Tallahassee FL:
5.000%, 10/01/2033 (Callable 10/01/2024)	255,000	263,385
5.000%, 10/01/2035 (Callable 10/01/2024)	825,000	851,278
County of Miami-Dade FL:
0.000%, 10/01/2026
(ETM) (Insured by NATL)	50,000	44,936
0.000%, 10/01/2027
(ETM) (Insured by NATL)	330,000	287,606
5.250%, 10/01/2030
(ETM) (Insured by NATL)	4,560,000	5,207,721
Florida Housing Finance Corp.:
1.940%, 08/01/2036 (Insured by FNMA)	5,000,000	4,011,913
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	2,400,000	2,323,623
3.500%, 07/01/2051
(Callable 07/01/2029) (Insured by GNMA)	940,000	929,493
Leon County – City of Tallahassee
Blueprint Intergovernmental Agency,
4.000%, 10/01/2038 (Callable 10/01/2031)	4,805,000	4,694,999
Osceola County Expressway Authority:
0.000%, 10/01/2028 (ETM)(5)	95,000	102,245
0.000%, 10/01/2031 (ETM)(5)	55,000	64,410
Reedy Creek Improvement District,
5.000%, 10/01/2031 (Callable 10/01/2028)	310,000	345,946
Seminole County School Board,
5.000%, 07/01/2035 (Callable 07/01/2026)	145,000	152,660
Total Florida
(Cost $26,869,728)		25,309,457	2.3%
Georgia
Atlanta Development Authority:
5.000%, 09/01/2023 (ETM)	2,450,000	2,482,009
5.000%, 09/01/2024
(Pre-refunded to 09/01/2023)	910,000	921,889
5.000%, 09/01/2032
(Pre-refunded to 09/01/2023)	1,315,000	1,332,181
City of Decatur GA,
3.000%, 08/01/2038 (Callable
08/01/2025) (Insured by ST AID)	500,000	431,937
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	5,820,000	6,511,962
Georgia Housing & Finance Authority,
3.500%, 12/01/2046 (Callable 12/01/2025)	340,000	337,333
Houston Healthcare System, Inc.,
5.000%, 10/01/2031
(Pre-refunded to 04/01/2024)(5)	23,000,000	23,406,767
Main Street Natural Gas, Inc.:
3.757%, 08/01/2048 (1 Month LIBOR
USD + 0.830%) (Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	1,400,000	1,391,672
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	1,615,000	1,601,777
Total Georgia
(Cost $38,767,767)		38,417,527	3.4%
Illinois
Boone & Winnebago Counties Community
Unit School District No. 200,
0.000%, 01/01/2024
(ETM) (Insured by AGM)	815,000	785,909
City of Chicago IL,
5.000%, 01/01/2034
(Pre-refunded to 01/01/2025)	2,170,000	2,265,584
City of Springfield IL,
5.000%, 12/01/2031 (Callable 12/01/2025)	500,000	525,699
City of Woodstock IL,
4.000%, 01/01/2037 (Callable 01/01/2031)	675,000	683,235
Community Unit School District No. 427,
0.000%, 01/01/2026
(ETM) (Insured by AGM)	2,785,000	2,546,117
Cook County School District No. 130,
5.000%, 12/01/2026
(Callable 12/01/2025) (Insured by AGM)	1,140,000	1,212,969
Cook County School District No. 144,
4.500%, 12/01/2025
(ETM) (Insured by AGM)	5,000	5,086
Cook County School District No. 159:
0.000%, 12/01/2025
(ETM) (Insured by AGM)	230,000	211,549
0.000%, 12/01/2025
(ETM) (Insured by FGIC)	475,000	437,521
0.000%, 12/01/2028
(ETM) (Insured by FGIC)	475,000	399,867
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Cook County School District No. 163,
5.000%, 12/15/2028 (Insured by BAM)	$1,305,000	$1,452,509
County of Cook IL,
5.000%, 11/15/2033 (Callable 11/15/2027)	3,000,000	3,207,307
Exceptional Children Have Opportunities:
5.000%, 12/01/2027	340,000	371,916
5.000%, 12/01/2027	270,000	295,345
5.000%, 12/01/2028	585,000	648,382
5.000%, 12/01/2029	615,000	689,047
5.000%, 12/01/2030 (Callable 12/01/2029)	645,000	739,271
5.000%, 12/01/2031 (Callable 12/01/2029)	675,000	773,811
4.000%, 12/01/2032 (Callable 12/01/2029)	210,000	222,918
4.000%, 12/01/2033 (Callable 12/01/2029)	740,000	784,660
Hoffman Estates Park District,
5.000%, 12/01/2040
(Callable 12/01/2030) (Insured by BAM)	1,415,000	1,522,430
Illinois Development Finance Authority:
0.000%, 07/15/2025 (ETM)	81,820,000	75,266,537
2.450%, 11/15/2039
(Mandatory Tender Date 03/03/2026)(1)	2,230,000	2,179,269
Illinois Finance Authority:
5.000%, 07/01/2031 (Callable 01/01/2026)	1,200,000	1,266,062
5.000%, 08/01/2033
(Pre-refunded to 08/01/2024)	700,000	721,560
4.000%, 01/01/2034 (Callable 01/01/2026)	1,030,000	1,048,297
4.000%, 07/01/2035 (Callable 01/01/2026)	1,000,000	1,012,860
5.000%, 02/15/2036 (Callable 02/15/2027)	215,000	226,594
4.000%, 12/01/2036 (Callable 12/01/2028)	1,000,000	1,028,255
4.000%, 05/01/2044 (Callable 05/01/2025)	135,000	138,653
Illinois Housing Development Authority:
2.550%, 04/01/2025 (Insured by GNMA)	590,000	578,002
3.100%, 02/01/2035 (Callable 02/01/2026)	875,000	828,711
3.500%, 08/01/2046 (Callable 02/01/2026)	725,000	718,618
4.000%, 08/01/2048
(Callable 08/01/2027) (Insured by GNMA)	480,000	480,725
Kane County Community
Unit School District No. 304,
9.000%, 01/01/2023
(ETM) (Insured by AGM)	805,000	805,000
Kane McHenry Cook & De Kalb
Counties Unit School District No. 300,
5.000%, 01/01/2032 (Callable 01/01/2027)	2,085,000	2,232,758
Knox & Warren Counties Community
Unit School District No. 205:
4.000%, 12/01/2034
(Callable 12/01/2027) (Insured by BAM)	425,000	437,917
4.000%, 12/01/2039
(Callable 12/01/2027) (Insured by BAM)	1,305,000	1,312,143
Lake County Township
High School District No. 113,
5.000%, 01/01/2034
(Pre-refunded to 01/01/2023)	3,675,000	3,675,000
McHenry County Community
Consolidated School District No. 47,
4.000%, 02/01/2032 (Callable 02/01/2028)	850,000	890,867
Metropolitan Pier & Exposition Authority,
5.500%, 12/15/2023
(ETM) (Insured by FGIC)	435,000	439,361
Metropolitan Water Reclamation
District of Greater Chicago,
5.000%, 12/01/2034 (Callable 12/01/2026)	295,000	313,512
Regional Transportation Authority,
6.000%, 07/01/2027 (Insured by AGM)	1,000,000	1,137,378
State of Illinois,
4.000%, 06/15/2038 (Callable
06/15/2028) (Insured by BAM)	1,850,000	1,822,903
Village of Manhattan IL,
4.000%, 01/01/2030 (Callable 01/01/2027)	250,000	253,465
Will County Community
High School District No. 210:
0.000%, 01/01/2024
(ETM) (Insured by AGM)	1,355,000	1,314,943
0.000%, 01/01/2025
(ETM) (Insured by AGM)	250,000	236,007
5.000%, 01/01/2031 (Callable 01/01/2023)	300,000	300,000
Will County Community Unit
School District No. 201-U,
0.000%, 11/01/2024
(ETM) (Insured by NATL)	905,000	855,431
Will County Elementary
School District No. 122,
0.000%, 10/01/2027
(ETM) (Insured by AGM)	470,000	409,621
Total Illinois
(Cost $123,574,254)		121,711,581	10.9%
Indiana
City of Indianapolis IN,
3.000%, 05/01/2027 (Mandatory Tender
Date 11/01/2024) (Insured by HUD)(1)	1,325,000	1,316,360
Columbus Multi-High School Building Corp.,
5.000%, 07/15/2028 (Insured by ST AID)	1,000,000	1,107,428
Fishers Town Hall Building Corp.,
5.500%, 07/15/2040 (Callable 07/15/2032)	1,000,000	1,130,953
Fort Wayne Redevelopment Authority,
5.000%, 02/01/2025 (Callable
02/01/2024) (Insured by ST AID)	335,000	342,045
Indianapolis Local Public
Improvement Bond Bank:
5.000%, 01/01/2033
(Pre-refunded to 01/01/2025)	1,780,000	1,860,168
5.000%, 01/01/2040
(Pre-refunded to 01/01/2029)	2,200,000	2,489,128
Kankakee Valley Middle
School Building Corp.:
5.000%, 01/15/2029 (Insured by ST AID)	475,000	531,041
5.000%, 07/15/2029 (Insured by ST AID)	1,180,000	1,329,429
Kokomo-Center School Building Corp.,
5.000%, 01/15/2037 (Callable
07/15/2027) (Insured by ST AID)	500,000	538,298
Northern Wells Multi-School Building Corp.,
4.000%, 07/15/2035 (Callable
07/15/2027) (Insured by ST AID)	160,000	163,812
Purdue University,
5.000%, 07/01/2031 (Callable 07/01/2026)	1,415,000	1,507,032
Total Indiana
(Cost $12,614,562)		12,315,694	1.1%
Iowa
Clinton Community School District,
4.375%, 07/01/2036
(Callable 07/01/2028) (Insured by AGM)	2,100,000	2,172,438
Iowa Finance Authority:
5.000%, 08/01/2028
(Pre-refunded to 08/01/2026)	3,625,000	3,920,932
5.000%, 08/01/2035
(Pre-refunded to 08/01/2025)	950,000	1,005,917

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa Finance Authority: (cont.)
4.000%, 07/01/2047 (Callable
07/01/2027) (Insured by GNMA)	$400,000	$400,168
4.000%, 07/01/2047 (Callable
07/01/2028) (Insured by GNMA)	930,000	932,926
3.250%, 07/01/2050 (Callable
07/01/2029) (Insured by GNMA)	1,485,000	1,458,216
Total Iowa
(Cost $10,278,095)		9,890,597	0.9%
Kansas
Crawford County Unified
School District No. 250:
5.000%, 09/01/2035 (Pre-refunded to
09/01/2027) (Insured by BAM)	60,000	66,138
5.000%, 09/01/2035
(Callable 09/01/2027) (Insured by BAM)	385,000	420,830
Johnson County Unified
School District No. 512,
4.000%, 10/01/2035
(Pre-refunded to 10/01/2025)	300,000	310,969
Total Kansas
(Cost $820,272)		797,937	0.1%
Kentucky
City of Versailles KY,
3.000%, 08/15/2026 (Callable 08/15/2024)	2,000,000	1,994,268
Kentucky Bond Development Corp.,
3.000%, 05/01/2034 (Callable 05/01/2026)	695,000	676,643
Total Kentucky
(Cost $2,755,742)		2,670,911	0.2%
Louisiana
Louisiana Public Facilities Authority:
5.500%, 05/15/2027
(Pre-refunded to 05/15/2026)	26,700,000	28,475,798
5.500%, 05/15/2032
(Pre-refunded to 05/15/2026)	22,190,000	24,142,933
Webster Parish School District No. 6:
4.000%, 03/01/2030
(Callable 03/01/2029) (Insured by AGM)	665,000	700,788
4.000%, 03/01/2031
(Callable 03/01/2029) (Insured by AGM)	840,000	881,473
Total Louisiana
(Cost $54,250,285)		54,200,992	4.9%
Maryland
City of Baltimore MD:
5.000%, 07/01/2024
(ETM) (Insured by FGIC)	790,000	800,619
5.000%, 07/01/2028
(ETM) (Insured by FGIC)	230,000	243,149
Maryland Community
Development Administration,
3.250%, 08/01/2024 (Insured by GNMA)	7,000,000	6,857,070
Maryland Health & Higher
Educational Facilities Authority,
5.000%, 07/01/2027
(ETM) (Insured by AMBAC)	1,410,000	1,486,302
State of Maryland,
4.000%, 08/01/2030 (Callable 08/01/2027)	2,130,000	2,256,199
Total Maryland
(Cost $11,850,934)		11,643,339	1.0%
Massachusetts
Massachusetts Department of Transportation,
5.125%, 01/01/2023
(ETM) (Insured by FGIC)	330,000	330,000
Massachusetts Development Finance Agency:
5.000%, 07/15/2034 (Callable 07/15/2026)	2,495,000	2,671,047
6.500%, 11/15/2043
(Pre-refunded to 11/15/2023)(3)	240,000	246,626
Massachusetts Housing Finance Agency:
0.875%, 12/01/2023
(Callable 01/20/2023) (Insured by FHA)	610,000	598,352
4.000%, 12/01/2044 (Callable 06/01/2025)	350,000	349,552
4.000%, 12/01/2048
(Callable 06/01/2027) (Insured by GNMA)	820,000	820,736
4.000%, 06/01/2049 (Callable 12/01/2028)	430,000	430,785
Massachusetts State College Building Authority:
0.000%, 05/01/2027
(ETM) (Insured by NATL)	390,000	343,338
0.000%, 05/01/2028
(ETM) (Insured by NATL)	5,790,000	4,945,237
Total Massachusetts
(Cost $11,353,243)		10,735,673	1.0%
Michigan
Algonac Community Schools:
4.000%, 05/01/2028 (Callable
05/01/2027) (Insured by Q-SBLF)	175,000	181,945
4.000%, 05/01/2029 (Callable
05/01/2027) (Insured by Q-SBLF)	370,000	384,608
4.000%, 05/01/2030 (Callable
05/01/2027) (Insured by Q-SBLF)	470,000	488,418
Clarkston Community Schools:
5.000%, 05/01/2032 (Pre-refunded to
05/01/2026) (Insured by Q-SBLF)	445,000	478,173
5.000%, 05/01/2037 (Pre-refunded to
05/01/2026) (Insured by Q-SBLF)	100,000	107,455
Ecorse Public School District,
5.000%, 05/01/2027 (Insured by Q-SBLF)	515,000	550,891
Fraser Public School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,028,070
Great Lakes Water Authority,
5.000%, 07/01/2046 (Callable 07/01/2026)	100,000	103,032
Michigan Finance Authority,
6.750%, 07/01/2044
(Pre-refunded to 07/01/2024)(3)	6,700,000	7,021,165
Michigan State Housing
Development Authority:
2.700%, 12/01/2034 (Callable 12/01/2028)	4,700,000	4,097,770
3.250%, 10/01/2037 (Callable 10/01/2025)	755,000	659,920
4.250%, 12/01/2049 (Callable 06/01/2028)	2,835,000	2,859,057
5.000%, 06/01/2053 (Callable 12/01/2031)	980,000	1,021,372
5.500%, 06/01/2053 (Callable 12/01/2031)	2,000,000	2,134,857
Utica Community Schools,
5.000%, 05/01/2034 (Callable
05/01/2029) (Insured by Q-SBLF)	305,000	343,641
Warren Consolidated Schools:
5.000%, 05/01/2033 (Callable
05/01/2026) (Insured by Q-SBLF)	2,595,000	2,740,932
5.000%, 05/01/2033 (Callable
05/01/2026) (Insured by Q-SBLF)	4,660,000	4,922,059
5.000%, 05/01/2035 (Callable
05/01/2026) (Insured by Q-SBLF)	950,000	997,909
Total Michigan
(Cost $30,940,415)		30,121,274	2.7%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota
Brainerd Independent School
District No. 181,
4.000%, 02/01/2026
(Insured by SD CRED PROG)	$660,000	$681,776
Housing & Redevelopment Authority
of the City of St. Paul MN:
4.500%, 07/01/2028
(Pre-refunded to 07/01/2026)	375,000	386,077
5.000%, 07/01/2036
(Pre-refunded to 07/01/2026)	1,315,000	1,406,383
Minneapolis-Saint Paul Metropolitan
Airports Commission,
5.000%, 01/01/2032 (Callable 01/01/2027)	505,000	541,965
Minnesota Housing Finance Agency:
4.000%, 07/01/2047 (Callable 01/01/2027)
(Insured by GNMA)	180,000	179,903
4.250%, 07/01/2049 (Callable 07/01/2028)
(Insured by GNMA)	925,000	932,494
Pipestone-Jasper Independent
School District No. 2689,
4.000%, 02/01/2032 (Callable 02/01/2029)
(Insured by SD CRED PROG)	580,000	616,224
Total Minnesota
(Cost $4,900,137)		4,744,822	0.4%
Mississippi
Mississippi Development Bank:
5.000%, 03/01/2029 (Callable 03/01/2027)	825,000	899,569
5.250%, 03/01/2035 (Callable 03/01/2028)	495,000	527,921
Oxford School District,
4.000%, 05/01/2027	500,000	524,094
West Rankin Utility Authority:
5.000%, 01/01/2038 (Pre-refunded to
01/01/2025) (Insured by AGM)	550,000	574,771
5.000%, 01/01/2043 (Pre-refunded to
01/01/2028) (Insured by AGM)	5,500,000	6,110,765
Total Mississippi
(Cost $9,160,120)		8,637,120	0.8%
Missouri
County of Clay MO,
4.000%, 05/01/2038
(Pre-refunded to 05/01/2028)	485,000	515,724
Jackson County School District No. R-IV,
5.500%, 03/01/2037 (Callable 03/01/2029)
(Insured by ST AID)	1,040,000	1,165,203
Metropolitan St. Louis Sewer District:
5.000%, 05/01/2036 (Callable 05/01/2025)	1,275,000	1,327,757
5.000%, 05/01/2045 (Callable 05/01/2025)	2,335,000	2,431,618
Missouri Housing Development Commission:
1.950%, 05/01/2025 (Insured by GNMA)	45,000	43,602
3.950%, 11/01/2040 (Callable 05/01/2025)
(Insured by GNMA)	300,000	294,516
Moberly School District No. 81:
3.000%, 03/01/2037 (Callable 09/01/2028)
(Insured by ST AID)	1,700,000	1,499,153
3.000%, 03/01/2038 (Callable 09/01/2028)
(Insured by ST AID)	1,000,000	863,172
Normandy Schools Collaborative:
3.000%, 03/01/2038 (Callable 03/01/2028)
(Insured by ST AID)	1,950,000	1,720,547
3.000%, 03/01/2039 (Callable 03/01/2028)
(Insured by ST AID)	2,000,000	1,732,461
St. Louis County School District,
4.000%, 03/01/2031
(Callable 03/01/2025)	1,480,000	1,519,220
St. Louis County Special School District,
4.000%, 04/01/2034 (Callable 04/01/2029)	400,000	417,410
Total Missouri
(Cost $14,924,791)		13,530,383	1.2%
Montana
Flathead County School District No. 44,
4.000%, 07/01/2036 (Callable 07/01/2028)	210,000	216,060
Montana Board of Housing:
3.000%, 12/01/2045 (Callable 06/01/2029)	550,000	470,262
3.050%, 06/01/2050 (Callable 06/01/2029)	270,000	231,371
Montana Facility Finance Authority:
5.000%, 07/01/2028 (Callable 07/01/2027)
(Insured by MT BRD)	430,000	467,881
5.000%, 07/01/2029 (Callable 07/01/2027)
(Insured by MT BRD)	535,000	581,999
Total Montana
(Cost $2,136,392)		1,967,573	0.2%
Nebraska
Nebraska Educational Health Cultural
& Social Services Finance Authority:
4.000%, 01/01/2033 (Callable 01/01/2026)	400,000	407,749
4.000%, 01/01/2034 (Callable 01/01/2026)	2,000,000	2,038,367
4.000%, 01/01/2035 (Callable 01/01/2026)	1,000,000	1,012,882
Nebraska Investment Finance Authority,
3.500%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	1,605,000	1,585,796
University of Nebraska:
3.000%, 07/01/2028
(Pre-refunded to 07/01/2026)	30,000	30,375
3.000%, 05/15/2035
(Pre-refunded to 05/15/2026)	20,000	20,241
3.000%, 07/01/2039
(Pre-refunded to 07/01/2026)	15,000	15,187
Village of Boys Town NE,
3.000%, 09/01/2028	250,000	250,191
Total Nebraska
(Cost $5,678,750)		5,360,788	0.5%
Nevada
County of Clark NV,
5.000%, 07/01/2033 (Callable 07/01/2024)	1,925,000	1,981,150
Nevada Housing Division,
2.250%, 04/01/2025
(Mandatory Tender Date 04/01/2023)(1)	2,000,000	1,994,078
Total Nevada
(Cost $3,988,722)		3,975,228	0.3%
New Jersey
New Jersey Economic Development Authority,
0.000%, 07/01/2025
(ETM) (Insured by NATL)	80,000	74,322
New Jersey Health Care Facilities
Financing Authority:
0.000%, 07/01/2023
(ETM) (Insured by NATL)	10,000	9,852
3.750%, 07/01/2027 (ETM)	220,000	224,420
New Jersey Housing &
Mortgage Finance Agency:
4.500%, 10/01/2048 (Callable 10/01/2027)	875,000	888,361
2.450%, 10/01/2050 (Callable 04/01/2029)	540,000	388,068

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Transportation
Trust Fund Authority:
0.000%, 12/15/2026 (Insured by BHAC)	$1,410,000	$1,248,497
0.000%, 12/15/2030 (Insured by BHAC)	960,000	726,988
North Hudson Sewerage Authority,
0.000%, 08/01/2024
(ETM) (Insured by NATL)	500,000	476,337
Total New Jersey
(Cost $4,374,596)		4,036,845	0.4%
New Mexico
New Mexico Hospital Equipment
Loan Council,
4.125%, 08/01/2044
(Pre-refunded to 08/01/2025)	210,000	216,755
New Mexico Mortgage Finance Authority:
3.500%, 07/01/2033 (Callable 01/01/2028)
(Insured by GNMA)	685,000	668,289
3.950%, 09/01/2040 (Callable 09/01/2024)
(Insured by GNMA)	775,000	751,613
5.250%, 03/01/2053 (Callable 03/01/2032)
(Insured by GNMA)	2,125,000	2,246,409
New Mexico Mortgage Financial Authority,
3.550%, 09/01/2037 (Callable 03/01/2027)
(Insured by GNMA)	685,000	667,750
Ruidoso Municipal School District No. 3,
4.000%, 08/01/2032 (Callable 08/01/2026)
(Insured by ST AID)	115,000	118,706
Total New Mexico
(Cost $4,829,488)		4,669,522	0.4%
New York
City of New York NY,
3.330%, 04/01/2042 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	9,400,000	9,400,000
Monroe County Industrial
Development Corp.,
4.840%, 11/01/2040 (Insured by FNMA)	3,098,422	3,335,975
New York City Housing Development Corp.,
0.700%, 11/01/2060 (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2025)(1)	2,150,000	1,991,203
New York City Municipal Water
Finance Authority,
4.000%, 06/15/2040 (Callable 12/15/2029)	500,000	484,962
New York City Transitional Finance Authority:
5.000%, 08/01/2029 (Callable 08/01/2026)	1,550,000	1,670,487
5.000%, 08/01/2033 (Callable 08/01/2026)	2,835,000	3,033,385
5.000%, 05/01/2042 (Callable 05/01/2027)	500,000	524,085
4.000%, 05/01/2043 (Callable 05/01/2029)	2,000,000	1,891,098
New York State Dormitory Authority:
0.000%, 07/01/2028
(ETM) (Insured by NATL)	65,000	55,722
0.000%, 07/01/2029
(ETM) (Insured by NATL)	230,000	191,648
5.000%, 03/15/2030 (Callable 03/15/2024)	3,735,000	3,815,627
5.000%, 03/15/2033 (Callable 03/15/2025)	5,050,000	5,269,802
5.000%, 03/15/2037 (Callable 09/15/2025)	155,000	162,593
5.250%, 03/15/2039 (Callable 09/15/2028)	3,750,000	4,038,708
5.000%, 02/15/2044 (Callable 02/15/2025)	1,500,000	1,539,436
5.000%, 03/15/2048 (Callable 09/15/2028)	4,000,000	4,188,825
New York State Environmental Facilities Corp.:
5.500%, 10/15/2029 (ETM)	185,000	216,856
5.500%, 10/15/2030 (ETM)	390,000	461,778
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 01/20/2023)	5,475,000	5,282,181
New York State Urban Development Corp.,
5.000%, 03/15/2032
(Callable 03/15/2024)	6,000,000	6,135,215
State of New York Mortgage Agency,
4.000%, 10/01/2049 (Callable 04/01/2028)	3,045,000	3,048,522
Total New York
(Cost $58,351,553)		56,738,108	5.1%
North Carolina
Inlivian:
2.550%, 05/01/2037 (Insured by FNMA)	4,818,439	4,271,200
5.000%, 06/01/2043 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2026)
(Insured by HUD)(1)	2,000,000	2,077,010
North Carolina Housing Finance Agency,
4.000%, 07/01/2050 (Callable 07/01/2029)	1,535,000	1,538,483
Total North Carolina
(Cost $8,531,739)		7,886,693	0.7%
North Dakota
North Dakota Housing Finance Agency:
3.550%, 07/01/2033 (Callable 01/01/2028)	1,140,000	1,113,892
3.450%, 07/01/2037
(Callable 07/01/2026) (Insured by FHA)	900,000	881,565
3.500%, 07/01/2046 (Callable 01/01/2026)	625,000	619,557
4.000%, 01/01/2050 (Callable 07/01/2028)	985,000	988,056
North Dakota Public Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2028)	2,640,000	2,956,734
Total North Dakota
(Cost $6,920,759)		6,559,804	0.6%
Ohio
City of Cleveland OH,
5.000%, 12/01/2029 (Callable 01/30/2023)	10,000	10,013
County of Franklin OH,
5.000%, 06/01/2048 (Callable 06/01/2028)	515,000	547,727
County of Montgomery OH:
5.250%, 05/01/2029
(Pre-refunded to 11/12/2023)	990,000	1,005,341
5.250%, 05/01/2029
(Pre-refunded to 11/13/2023)	1,495,000	1,516,552
Greater Cleveland Regional Transit Authority,
5.000%, 12/01/2038
(Pre-refunded to 06/01/2029)	325,000	370,367
Lucas-Plaza Housing Development Corp.,
0.000%, 06/01/2024
(ETM) (Insured by FHA)	1,660,000	1,592,272
Ohio Housing Finance Agency:
3.950%, 09/01/2043 (Callable 09/01/2027)
(Insured by GNMA)	165,000	161,534
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by GNMA)	560,000	554,974
3.750%, 09/01/2050 (Callable 03/01/2029)
(Insured by GNMA)	2,080,000	2,070,056
3.250%, 09/01/2052 (Callable 09/01/2031)
(Insured by GNMA)	3,000,000	2,921,890
Ohio Water Development Authority,
5.000%, 12/01/2036 (Callable 12/01/2029)	1,240,000	1,380,858
State of Ohio:
5.000%, 01/01/2036 (Callable 01/01/2032)	540,000	612,348
5.000%, 01/01/2038 (Callable 01/01/2032)	430,000	477,321
5.000%, 01/01/2039 (Callable 01/01/2032)	875,000	963,014
University of Akron,
5.000%, 01/01/2033 (Callable 07/01/2026)	335,000	346,333
Total Ohio
(Cost $15,505,254)		14,530,600	1.3%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oklahoma
Oklahoma Water Resources Board,
4.000%, 04/01/2037
(Callable 04/01/2030)	$560,000	$576,978
Total Oklahoma
(Cost $577,781)		576,978	0.0%
Oregon
Clackamas Community College:
0.000%, 06/15/2028 (Callable 06/15/2025)
(Insured by SCH BD GTY)	1,375,000	1,120,111
0.000%, 06/15/2029 (Callable 06/15/2025)
(Insured by SCH BD GTY)	1,000,000	778,091
Hillsboro School District No. 1J,
5.000%, 06/15/2035 (Callable 06/15/2027)
(Insured by SCH BD GTY)	600,000	647,293
State of Oregon:
4.000%, 12/01/2045 (Callable 06/01/2025)	1,145,000	1,144,010
4.000%, 12/01/2048 (Callable 12/01/2026)	1,480,000	1,480,451
State of Oregon Housing &
Community Services Department:
2.900%, 07/01/2043 (Callable 07/01/2027)	1,000,000	885,050
4.000%, 01/01/2047 (Callable 07/01/2025)	505,000	504,347
3.750%, 07/01/2048 (Callable 01/01/2027)	1,020,000	989,609
3.500%, 01/01/2051 (Callable 01/01/2029)	3,350,000	3,311,019
Total Oregon
(Cost $11,260,010)		10,859,981	1.0%
Pennsylvania
Centennial School District Bucks County,
4.000%, 12/15/2029 (Callable 12/15/2024)
(Insured by ST AID)	265,000	271,706
City of Sharon PA,
0.000%, 05/01/2024
(ETM) (Insured by NATL)	250,000	237,173
Commonwealth Financing Authority,
4.000%, 06/01/2039 (Callable 06/01/2028)
(Insured by AGM)	1,500,000	1,475,815
Delaware Valley Regional Finance Authority,
3.660%, 09/01/2048
(SIFMA Municipal Swap Index + 0.530%)
(Callable 01/17/2023)
(Mandatory Tender Date 09/01/2023)(2)	2,000,000	1,997,852
Mckeesport Area School District,
0.000%, 10/01/2025
(ETM) (Insured by AMBAC)	110,000	101,766
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	450,000	446,780
3.500%, 04/01/2051 (Callable 10/01/2029)	3,395,000	3,364,436
Pittsburgh Water & Sewer Authority:
0.000%, 09/01/2026
(ETM) (Insured by NATL)	720,000	649,094
0.000%, 09/01/2027
(ETM) (Insured by FGIC)	1,110,000	969,768
0.000%, 09/01/2028
(ETM) (Insured by FGIC)	370,000	313,767
Pottsville Hospital Authority,
6.500%, 07/01/2028
(Pre-refunded to 07/01/2024)(3)	1,260,000	1,323,372
Total Pennsylvania
(Cost $11,505,452)		11,151,529	1.0%
Puerto Rico
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	2,355,000	2,389,068
6.000%, 08/01/2026 (ETM)	4,315,000	4,760,853
6.000%, 08/01/2026
(ETM) (Insured by AGC)	1,565,000	1,726,706
6.000%, 08/01/2026
(ETM) (Insured by AGC)	1,440,000	1,588,790
6.000%, 08/01/2026
(ETM) (Insured by AGC)	1,825,000	2,020,110
6.000%, 08/01/2026
(ETM) (Insured by AGC)	1,910,000	2,107,353
5.500%, 08/01/2027
(ETM) (Insured by AMBAC)	7,665,000	8,512,979
Total Puerto Rico
(Cost $23,702,038)		23,105,859	2.1%
Rhode Island
Rhode Island Housing &
Mortgage Finance Corp.,
3.500%, 10/01/2050 (Callable 10/01/2029)	1,160,000	1,147,016
Total Rhode Island
(Cost $1,230,914)		1,147,016	0.1%
South Carolina
City of Columbia SC,
5.000%, 02/01/2049
(Pre-refunded to 02/01/2029)	10,680,000	12,068,964
Patriots Energy Group Financing Agency,
3.787%, 10/01/2048 (1 Month LIBOR
USD + 0.860%) (Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(2)	2,895,000	2,879,016
Piedmont Municipal Power Agency,
5.375%, 01/01/2025
(ETM) (Insured by NATL)	5,400,000	5,643,585
South Carolina Jobs-Economic
Development Authority:
5.000%, 08/15/2036
(Pre-refunded to 08/15/2026)(3)(5)	7,500,000	8,051,500
5.000%, 08/15/2041
(Pre-refunded to 08/15/2026)(3)(5)	4,165,000	4,471,266
Tobacco Settlement Revenue
Management Authority,
6.375%, 05/15/2030 (ETM)	1,750,000	2,105,845
Total South Carolina
(Cost $36,642,428)		35,220,176	3.2%
South Dakota
Harrisburg School District No. 41-2,
2.375%, 08/01/2026 (Insured by ST AID)	335,000	331,834
South Dakota State Building Authority,
4.000%, 06/01/2040 (Callable 06/01/2030)	365,000	364,280
Total South Dakota
(Cost $754,543)		696,114	0.1%
Tennessee
Nashville & Davidson County
Metropolitan Government,
4.875%, 11/01/2028
(ETM) (Insured by NATL)	1,535,000	1,635,621
Tennessee Housing Development Agency:
1.750%, 07/01/2028	350,000	314,506
1.950%, 07/01/2030 (Callable 07/01/2029)	550,000	472,609
3.850%, 01/01/2035 (Callable 01/01/2025)	245,000	243,697
3.900%, 07/01/2042 (Callable 07/01/2027)	350,000	334,647
4.000%, 01/01/2043 (Callable 07/01/2027)	620,000	620,330
3.850%, 07/01/2043 (Callable 07/01/2027)	1,810,000	1,737,584
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tennessee Housing
Development Agency: (cont.)
3.650%, 07/01/2047
(Callable 01/01/2027)	$705,000	$681,376
4.050%, 01/01/2049 (Callable 01/01/2028)	1,645,000	1,592,676
4.250%, 01/01/2050 (Callable 07/01/2028)	1,060,000	1,066,739
Total Tennessee
(Cost $9,232,771)		8,699,785	0.8%
Texas
Alvarado Independent School District,
2.750%, 02/15/2052 (Mandatory Tender
Date 08/15/2025) (PSF Guaranteed)(1)	1,500,000	1,493,068
Anna Independent School District,
5.000%, 08/15/2035
(Callable 08/15/2026) (PSF Guaranteed)	910,000	965,329
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024 (PSF Guaranteed)	1,025,000	1,041,242
5.000%, 08/15/2024
(ETM) (PSF Guaranteed)	1,010,000	1,043,466
5.000%, 08/15/2025 (PSF Guaranteed)	195,000	204,490
5.000%, 08/15/2026 (PSF Guaranteed)	500,000	536,763
4.000%, 08/15/2027
(Callable 08/15/2026) (PSF Guaranteed)	875,000	899,950
5.000%, 08/15/2027 (PSF Guaranteed)	240,000	260,099
5.000%, 02/15/2028
(Callable 02/15/2025) (PSF Guaranteed)	1,905,000	1,980,283
4.000%, 08/15/2028
(Callable 08/15/2026) (PSF Guaranteed)	850,000	872,945
5.000%, 08/15/2028 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	555,000	573,390
5.000%, 08/15/2029 (PSF Guaranteed)	130,000	145,068
5.000%, 02/15/2030
(Callable 02/15/2026) (PSF Guaranteed)	125,000	131,991
3.000%, 08/15/2032
(Callable 08/15/2031) (PSF Guaranteed)	835,000	804,490
3.000%, 08/15/2033
(Callable 08/15/2031) (PSF Guaranteed)	1,070,000	1,016,732
3.000%, 08/15/2033
(Callable 08/15/2031) (PSF Guaranteed)	500,000	471,188
4.000%, 08/15/2033
(Callable 08/15/2026) (PSF Guaranteed)	475,000	489,096
5.000%, 08/15/2033 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,460,000	1,508,376
3.000%, 08/15/2034
(Callable 08/15/2031) (PSF Guaranteed)	500,000	464,501
4.000%, 08/15/2034
(Callable 08/15/2026) (PSF Guaranteed)	195,000	197,548
4.000%, 08/15/2035
(Callable 08/15/2026) (PSF Guaranteed)	480,000	482,239
4.000%, 12/01/2035
(Callable 06/01/2027) (PSF Guaranteed)	450,000	452,047
4.000%, 08/15/2036
(Callable 08/15/2030) (PSF Guaranteed)	510,000	507,751
4.000%, 08/15/2036
(Callable 08/15/2031) (PSF Guaranteed)	1,000,000	995,591
5.000%, 08/15/2037
(Callable 08/15/2032) (PSF Guaranteed)	510,000	567,512
4.000%, 08/15/2038
(Callable 08/15/2030) (PSF Guaranteed)	550,000	544,843
3.000%, 08/15/2040
(Callable 08/15/2031) (PSF Guaranteed)	290,000	236,884
3.000%, 08/15/2041
(Callable 08/15/2031) (PSF Guaranteed)	300,000	241,421
3.000%, 08/15/2042
(Callable 08/15/2031) (PSF Guaranteed)	265,000	209,843
3.000%, 08/15/2043
(Callable 08/15/2031) (PSF Guaranteed)	210,000	164,897
3.000%, 08/15/2044
(Callable 08/15/2031) (PSF Guaranteed)	245,000	190,604
Austin Community College
District Public Facility Corp.,
5.000%, 08/01/2033 (Callable 08/01/2025)	750,000	786,349
Balmorhea Independent School District,
5.000%, 02/15/2034
(Callable 02/15/2031) (PSF Guaranteed)	335,000	378,913
Bexar Metropolitan Water District,
0.000%, 05/01/2027
(ETM) (Insured by NATL)	50,000	44,206
Brazoria County Toll Road Authority,
0.000%, 03/01/2044 (Callable 03/01/2030)
(County Guaranteed)(5)	255,000	230,550
Burleson Independent School District,
5.000%, 08/01/2025 (PSF Guaranteed)	1,260,000	1,332,873
City of Denton TX,
5.000%, 02/15/2035 (Callable 02/15/2031)	3,055,000	3,465,688
City of Fort Worth TX,
4.000%, 02/15/2035 (Callable 02/15/2028)	2,530,000	2,583,693
City of Houston TX:
5.500%, 12/01/2024
(ETM) (Insured by NATL)	1,255,000	1,293,778
0.000%, 12/01/2026
(ETM) (Insured by AGM)	735,000	659,934
0.000%, 12/01/2027
(ETM) (Insured by AGM)	170,000	148,154
0.000%, 12/01/2028
(ETM) (Insured by AGM)	2,770,000	2,345,474
5.500%, 12/01/2029
(ETM) (Insured by NATL)	16,050,000	18,044,028
5.750%, 12/01/2032
(ETM) (Insured by AGM)	24,965,000	31,411,662
City of San Antonio TX:
5.000%, 02/01/2025 (ETM)	205,000	214,631
4.000%, 02/01/2029 (Callable 02/01/2023)	2,205,000	2,206,622
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2025 (PSF Guaranteed)	460,000	484,996
5.000%, 08/15/2027 (PSF Guaranteed)	235,000	256,054
5.000%, 08/15/2029
(Callable 08/15/2024) (PSF Guaranteed)	215,000	221,906
5.000%, 08/15/2029 (PSF Guaranteed)	295,000	329,756
4.000%, 08/15/2031
(Callable 08/15/2026) (PSF Guaranteed)	170,000	176,112
4.000%, 08/15/2031
(Callable 08/15/2027) (PSF Guaranteed)	2,000,000	2,084,363
County of Bexar TX:
4.000%, 06/15/2030 (Callable 06/15/2026)	150,000	155,242
4.000%, 06/15/2033
(Pre-refunded to 06/15/2025)	3,795,000	3,917,168
5.000%, 06/15/2036
(Pre-refunded to 06/15/2026)	2,145,000	2,314,208
County of Williamson TX,
4.000%, 02/15/2039 (Callable 02/15/2029)	1,350,000	1,344,225
Crowley Independent School District,
5.000%, 08/01/2036 (Pre-refunded to
08/01/2025) (PSF Guaranteed)	2,000,000	2,115,159

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Dallas Independent School District,
4.000%, 02/15/2034 (Pre-refunded to
02/15/2025) (PSF Guaranteed)	$20,715,000	$21,239,769
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	380,000	419,973
DeSoto Independent School District:
5.000%, 08/15/2032 (Callable 08/15/2025)
(Insured by BAM)	1,080,000	1,127,160
5.000%, 08/15/2032
(Callable 08/15/2024) (PSF Guaranteed)	1,825,000	1,878,087
Eagle Mountain & Saginaw
Independent School District,
4.000%, 08/15/2045
(Callable 08/15/2025) (PSF Guaranteed)	675,000	650,414
Ennis Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,145,000	1,211,077
Forney Independent School District,
5.000%, 08/15/2034
(Callable 08/15/2025) (PSF Guaranteed)	525,000	552,443
Grand Parkway Transportation Corp.:
0.000%, 10/01/2031
(Callable 10/01/2028)(5)	200,000	216,716
5.000%, 10/01/2043 (Callable 04/01/2028)	3,680,000	3,843,750
Harlingen Consolidated
Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,445,000	1,526,515
Harris County Health Facilities
Development Corp.:
5.750%, 07/01/2027 (ETM)	7,870,000	8,402,356
6.250%, 07/01/2027 (ETM)	6,765,000	7,313,482
Harris County-Houston Sports Authority,
0.000%, 11/15/2030
(ETM) (Insured by NATL)	2,150,000	1,688,228
Hays Consolidated
Independent School District,
4.000%, 02/15/2033
(Callable 02/15/2027) (PSF Guaranteed)	880,000	914,740
Honda Auto Receivables Owner Trust,
5.000%, 02/15/2026
(Callable 02/15/2024) (PSF Guaranteed)	1,030,000	1,050,571
Houston Higher Education Finance Corp.,
5.000%, 02/15/2034
(Callable 02/15/2024) (PSF Guaranteed)	1,795,000	1,826,106
Kenedy Independent School District,
4.000%, 08/15/2031 (Pre-refunded to
08/15/2023) (PSF Guaranteed)	100,000	100,637
Klein Independent School District,
4.000%, 08/01/2031
(Callable 08/01/2025) (PSF Guaranteed)	1,000,000	1,020,787
La Porte Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	1,080,000	1,129,684
Leander Independent School District:
0.000%, 08/16/2026
(Callable 02/16/2026) (PSF Guaranteed)	100,000	90,002
0.000%, 08/15/2034 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	125,000	73,118
0.000%, 08/15/2035 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	395,000	217,231
0.000%, 08/15/2036 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	750,000	388,249
0.000%, 08/15/2037 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	700,000	360,206
0.000%, 08/15/2039 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	570,000	248,192
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	35,000	15,481
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	665,000	294,133
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	8,915,000	3,468,056
0.000%, 08/15/2041 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	135,000	56,727
0.000%, 08/15/2042 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	1,500,000	551,628
0.000%, 08/15/2043 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	200,000	69,632
0.000%, 08/16/2044
(Callable 08/16/2026) (PSF Guaranteed)	765,000	291,882
0.000%, 08/15/2045 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	2,000,000	617,398
0.000%, 08/15/2046 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	150,000	43,511
0.000%, 08/15/2047 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	290,000	78,983
0.000%, 08/15/2048 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	820,000	210,020
Lower Colorado River Authority,
4.750%, 01/01/2028
(ETM) (Insured by AGM)	1,055,000	1,106,875
Luling Independent School District,
4.000%, 02/15/2029
(Callable 02/15/2028) (PSF Guaranteed)	90,000	94,816
Mansfield Independent School District,
3.000%, 08/01/2036
(Callable 08/01/2030) (PSF Guaranteed)	2,000,000	1,806,592
McKinney Independent School District,
4.000%, 02/15/2034
(Callable 02/15/2026) (PSF Guaranteed)	1,325,000	1,361,068
Melissa Independent School District,
5.000%, 08/01/2036
(Callable 08/01/2026) (PSF Guaranteed)	1,020,000	1,079,636
Mesquite Independent School District:
5.000%, 08/15/2025 (PSF Guaranteed)	5,000	5,294
5.000%, 08/15/2025 (PSF Guaranteed)	1,500,000	1,588,122
Midland County Fresh
Water Supply District No. 1:
0.000%, 09/15/2033
(Pre-refunded to 09/15/2027)	355,000	229,725
0.000%, 09/15/2034
(Pre-refunded to 09/15/2027)	50,000	30,667
0.000%, 09/15/2036
(Pre-refunded to 09/15/2027)	100,000	54,989
0.000%, 09/15/2037
(Pre-refunded to 09/15/2027)	45,000	23,429
Millsap Independent School District,
4.000%, 02/15/2026 (Pre-refunded to
02/15/2024) (PSF Guaranteed)	15,000	15,152
Montgomery County Health
Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	200,000	196,800
Moulton Independent School District:
4.000%, 08/15/2035
(Callable 08/15/2027) (PSF Guaranteed)	545,000	553,491
4.000%, 08/15/2036
(Callable 08/15/2027) (PSF Guaranteed)	285,000	288,652
Navasota Independent School District,
5.000%, 02/15/2048 (Pre-refunded to
02/15/2025) (PSF Guaranteed)	6,785,000	7,081,019

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Caney Independent School District,
5.000%, 02/15/2039 (Callable
08/15/2027) (PSF Guaranteed)	$500,000	$531,110
New Hope Cultural Education
Facilities Finance Corp.:
5.000%, 04/01/2025 (ETM)	715,000	748,206
5.000%, 04/01/2030
(Pre-refunded to 04/01/2027)	1,150,000	1,250,588
5.000%, 04/01/2031
(Pre-refunded to 04/01/2027)	1,180,000	1,283,212
5.000%, 04/01/2042
(Pre-refunded to 04/01/2027)	7,755,000	8,433,311
North Lamar Independent School District:
4.000%, 02/15/2033
(Callable 02/15/2031) (PSF Guaranteed)	650,000	700,350
4.000%, 02/15/2034
(Callable 02/15/2031) (PSF Guaranteed)	675,000	719,663
4.000%, 02/15/2035
(Callable 02/15/2031) (PSF Guaranteed)	700,000	725,636
North Texas Tollway Authority:
0.000%, 09/01/2037
(Pre-refunded to 09/01/2031)	7,125,000	3,494,765
0.000%, 09/01/2043
(Pre-refunded to 09/01/2031)	29,285,000	9,154,924
0.000%, 09/01/2043
(Pre-refunded to 09/01/2031)(5)	7,710,000	9,618,428
6.750%, 09/01/2045
(Pre-refunded to 09/01/2031)(5)	16,440,000	21,452,063
Northside Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,000,000	1,058,488
Pasadena Independent School District,
1.500%, 02/15/2044 (Mandatory Tender
Date 08/15/2024) (PSF Guaranteed)(1)	1,710,000	1,672,361
Pflugerville Independent School District,
5.000%, 02/15/2025 (Pre-refunded to
02/15/2024) (PSF Guaranteed)	1,020,000	1,043,108
Princeton Independent School District,
5.000%, 02/15/2032
(Callable 02/15/2025) (PSF Guaranteed)	560,000	585,174
Prosper Independent School District,
5.000%, 02/15/2031
(Callable 02/15/2028) (PSF Guaranteed)	1,020,000	1,130,584
Rockwall Independent School District,
5.000%, 02/15/2038
(Callable 01/30/2023) (PSF Guaranteed)	745,000	746,166
Sherman Independent School District,
5.000%, 02/15/2026 (Pre-refunded to
02/15/2024) (PSF Guaranteed)	1,775,000	1,817,180
Smithville Independent School District,
4.000%, 08/15/2033
(Callable 08/15/2028) (PSF Guaranteed)	110,000	113,740
Socorro Independent School District,
4.000%, 08/15/2033
(Callable 02/15/2027) (PSF Guaranteed)	900,000	932,863
Tarrant County Health
Facilities Development Corp.,
6.000%, 09/01/2024 (ETM)	2,040,000	2,108,473
Terrell Independent School District,
4.000%, 08/01/2037
(Callable 08/01/2026) (PSF Guaranteed)	510,000	512,030
Texas Department of Housing
& Community Affairs:
3.400%, 03/01/2035 (Callable
09/01/2034) (Insured by FNMA)	4,637,306	4,319,629
2.150%, 09/01/2035 (Callable
03/01/2029) (Insured by GNMA)	545,000	440,037
4.000%, 03/01/2050 (Callable
09/01/2028) (Insured by GNMA)	885,000	887,823
5.500%, 09/01/2052 (Callable
03/01/2032) (Insured by GNMA)	2,995,000	3,202,772
Texas Municipal Gas Acquisition
& Supply Corp. II,
4.065%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	14,225,000	14,042,486
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049
(Callable 03/01/2029) (Insured by GNMA)	160,000	161,090
Texas Water Development Board:
4.000%, 10/15/2033 (Callable 10/15/2027)	600,000	623,547
4.000%, 10/15/2036 (Callable 10/15/2028)	3,940,000	4,017,885
United Independent School District,
5.000%, 08/15/2038
(Callable 08/15/2027) (PSF Guaranteed)	225,000	241,547
Webb Consolidated
Independent School District:
4.000%, 02/15/2033 (Pre-refunded to
02/15/2025) (PSF Guaranteed)	175,000	179,252
4.000%, 02/15/2033 (Pre-refunded to
02/15/2025) (PSF Guaranteed)	75,000	76,822
Whitehouse Independent School District,
5.000%, 02/15/2037
(Callable 02/15/2027) (PSF Guaranteed)	1,200,000	1,274,920
Total Texas
(Cost $286,562,538)		276,242,895	24.8%
Utah
Timpanogos Special Service District,
4.000%, 06/01/2028 (Callable 06/01/2024)	425,000	431,981
Utah Charter School Finance Authority:
5.000%, 04/15/2024 (Insured by UT CSCE)	235,000	239,837
5.000%, 04/15/2037 (Callable
04/15/2026) (Insured by UT CSCE)	500,000	512,087
Utah Housing Corp.,
4.000%, 01/01/2045
(Callable 01/01/2026) (Insured by FHA)	2,290,000	2,287,605
Utah Telecommunication
Open Infrastructure Agency,
5.500%, 06/01/2040 (Callable 06/01/2032)	500,000	561,826
Total Utah
(Cost $4,118,067)		4,033,336	0.4%
Vermont
Vermont Housing Finance Agency:
3.600%, 11/01/2036 (Callable 11/01/2025)	1,280,000	1,219,386
4.000%, 05/01/2048 (Callable
11/01/2026) (Insured by GNMA)	475,000	474,562
4.000%, 11/01/2048 (Callable 05/01/2027)	345,000	345,174
Total Vermont
(Cost $2,140,111)		2,039,122	0.2%
Virginia
Danville Industrial Development Authority,
5.250%, 10/01/2028
(ETM) (Insured by AMBAC)	635,000	664,658
Hampton Roads Transportation
Accountability Commission,
5.500%, 07/01/2057
(Pre-refunded to 01/01/2028)	15,000,000	17,059,730

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Virginia Resources Authority,
0.000%, 11/01/2027 (ETM)	$520,000	$452,092
Total Virginia
(Cost $18,066,863)		18,176,480	1.6%
Washington
Central Puget Sound
Regional Transit Authority,
5.000%, 11/01/2032
(Pre-refunded to 11/01/2025)	2,725,000	2,901,762
Clark County School District No. 114,
5.250%, 12/01/2040 (Callable 06/01/2032)
(Insured by SCH BD GTY)	9,400,000	10,575,788
County of King WA,
5.000%, 07/01/2034
(Pre-refunded to 01/01/2025)	705,000	736,752
King County Housing Authority:
3.250%, 05/01/2033 (Callable 05/01/2028)
(County Guaranteed)	1,500,000	1,433,128
4.000%, 11/01/2034 (Callable 11/01/2029)
(County Guaranteed)	1,520,000	1,564,952
4.000%, 11/01/2036 (Callable 11/01/2029)
(County Guaranteed)	2,740,000	2,787,358
Pierce County School District No. 3,
5.000%, 12/01/2033 (Callable 06/01/2027)
(Insured by SCH BD GTY)	2,600,000	2,823,371
Port of Seattle WA,
5.000%, 01/01/2038 (Callable 01/01/2027)	1,000,000	1,062,089
State of Washington:
5.000%, 07/01/2032 (Callable 01/01/2025)	6,005,000	6,242,236
5.000%, 06/01/2035 (Callable 06/01/2028)	1,000,000	1,092,667
5.000%, 08/01/2038 (Callable 08/01/2026)	1,225,000	1,290,273
5.000%, 07/01/2040 (Callable 07/01/2028)	660,000	701,759
Washington Health Care Facilities Authority:
5.000%, 09/01/2030	300,000	327,722
5.000%, 09/01/2031 (Callable 09/01/2030)	175,000	189,853
5.000%, 09/01/2032 (Callable 09/01/2030)	465,000	503,219
5.000%, 09/01/2033 (Callable 09/01/2030)	190,000	204,982
Washington State Housing
Finance Commission:
5.000%, 01/01/2023 (ETM)	170,000	170,000
2.650%, 12/01/2040 (Callable 06/01/2029)
(Insured by GNMA)	1,800,000	1,399,958
3.680%, 12/01/2048
(SIFMA Municipal Swap Index + 0.550%)
(Callable 04/01/2023)
(Mandatory Tender Date 10/01/2023)(2)	4,465,000	4,458,113
4.000%, 06/01/2049 (Callable 06/01/2028)	395,000	395,652
4.000%, 06/01/2050 (Callable 06/01/2029)
(Insured by GNMA)	1,500,000	1,504,267
Total Washington
(Cost $42,658,691)		42,365,901	3.8%
West Virginia
West Virginia Economic
Development Authority,
5.000%, 07/01/2033 (Callable 07/01/2027)	875,000	956,341
Total West Virginia
(Cost $996,729)		956,341	0.1%
Wisconsin
Baraboo School District,
3.000%, 04/01/2033
(Callable 04/01/2026) (Insured by BAM)	650,000	637,652
City of Milwaukee WI,
3.000%, 06/01/2033 (Callable 06/01/2026)	2,500,000	2,399,652
City of Oshkosh WI,
4.000%, 05/01/2029
(Callable 05/01/2023)	25,000	25,068
Oshkosh Area School District,
2.625%, 03/01/2027
(Callable 03/01/2023) (Insured by BAM)	1,840,000	1,778,606
Public Finance Authority:
5.000%, 03/01/2025	535,000	559,341
5.750%, 11/15/2044
(Pre-refunded to 11/15/2024)(3)	1,100,000	1,149,491
Southeast Wisconsin Professional
Baseball Park District:
5.500%, 12/15/2026 (Insured by NATL)	1,630,000	1,744,689
0.000%, 12/15/2027
(ETM) (Insured by NATL)	520,000	450,481
0.000%, 12/15/2028
(ETM) (Insured by NATL)	505,000	424,640
0.000%, 12/15/2029
(ETM) (Insured by NATL)	675,000	547,240
State of Wisconsin,
5.000%, 05/01/2032 (Callable 05/01/2026)	1,000,000	1,063,384
State of Wisconsin Clean Water
Fund Leveraged Loan Portfolio:
5.000%, 06/01/2028
(Pre-refunded to 06/01/2024)	5,430,000	5,581,569
5.000%, 06/01/2030
(Pre-refunded to 06/01/2024)	10,515,000	10,808,508
5.000%, 06/01/2031
(Pre-refunded to 06/01/2024)	7,975,000	8,197,609
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038
(Pre-refunded to 04/01/2023)	2,680,000	2,692,968
Village of Mount Pleasant WI:
5.000%, 04/01/2036 (Callable 04/01/2028)	275,000	297,914
4.000%, 04/01/2037 (Callable 04/01/2028)	2,400,000	2,387,327
5.000%, 04/01/2048
(Callable 04/01/2028) (Insured by BAM)	1,500,000	1,552,818
West De Pere School District,
2.500%, 04/01/2040
(Pre-refunded to 04/01/2030)	2,500,000	2,404,062
Wisconsin Center District:
4.000%, 12/15/2029 (Callable 06/15/2026)	1,480,000	1,541,060
5.000%, 12/15/2030 (Callable 06/15/2026)	775,000	828,989
0.000%, 12/15/2034
(Callable 12/15/2030) (Insured by AGM)	1,810,000	1,119,409
4.000%, 12/15/2034 (Callable 06/15/2026)	445,000	458,435
Wisconsin Health &
Educational Facilities Authority:
5.000%, 02/15/2028
(Pre-refunded to 08/15/2025)	20,000	21,116
4.000%, 02/15/2033
(Pre-refunded to 08/15/2025)	100,000	103,078
5.000%, 11/15/2036 (Callable 05/15/2026)	205,000	211,360
4.000%, 02/15/2038
(Pre-refunded to 08/15/2025)	500,000	515,388
5.000%, 07/01/2042 (Callable 07/01/2027)	2,000,000	2,045,077
5.000%, 09/15/2045
(Pre-refunded to 09/15/2023)	2,545,000	2,579,306
4.000%, 11/15/2046
(Pre-refunded to 05/15/2026)	1,470,000	1,517,035
Wisconsin Housing & Economic
Development Authority:
3.500%, 09/01/2046 (Callable 09/01/2025)
(Insured by FNMA)	610,000	604,666

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	$765,000	$764,720
4.000%, 03/01/2048 (Callable 03/01/2027)	345,000	344,963
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	1,415,000	1,427,603
Total Wisconsin
(Cost $60,161,097)		58,785,224	5.3%
Wyoming
Wyoming Community
Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	240,000	239,685
4.000%, 12/01/2048 (Callable 06/01/2028)	1,880,000	1,883,012
Total Wyoming
(Cost $2,204,527)		2,122,697	0.2%
Total Municipal Bonds
(Cost $1,121,283,675)		1,087,782,534	97.7%

	Shares
Closed-End Investment Company
Nuveen AMT-Free Municipal Credit Income
Fund, Series C Preferred Shares,
3.580%, 12/01/2031(1)	2,000	2,000,000
Total Closed-End Investment Company
(Cost $2,000,000)		2,000,000	0.2%
Total Long-Term Investments
(Cost $1,123,283,647)		1,089,782,534	97.9%
Short-Term Investment
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 3.56%(4)	7,376,970	7,376,970
Total Short-Term Investment
(Cost $7,376,970)		7,376,970	0.6%
Total Investments
(Cost $1,130,660,645)		1,097,159,504	98.5%
Other Assets in Excess of Liabilities		16,469,736	1.5%
TOTAL NET ASSETS		$1,113,629,240	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
MT BRD – Montana Board of Investments
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
UT CSCE – Utah Charter School Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2022.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $23,295,165, which represented 2.09% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,087,782,534	$—	$1,087,782,534
Closed-End Investment Company	—	2,000,000	—	2,000,000
Total Long-Term Investments	—	1,089,782,534	—	1,089,782,534
Short-Term Investment
Money Market Mutual Fund	7,376,970	—	—	7,376,970
Total Short-Term Investment	7,376,970	—	—	7,376,970
Total Investments	$7,376,970	$1,089,782,534	$—	$1,097,159,504
Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2022 (Unaudited)

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The tax-exempt market closed the year with a strong tone, as yields fell modestly in December, adding to the strong rally that began in November. Although yields were lower for the quarter, they still rose significantly across the curve for the full year with short-term rates rising more than long. The magnitude of the move in short rates left yields between the 1–10-year curve inverted for the first time ever (-18 bps at year end). Inflation, which rose much more than expected and proved to be more persistent than transitory, was the obvious catalyst for the big upward yield adjustment in 2022. Exacerbating the inflation pressures was Russia’s invasion of Ukraine, especially impacting global food and energy prices, as well as China’s strict COVID-19 lockdowns, which prolonged global supply constraints. A tight labor market in the US, with nearly two job openings for every unemployed individual, also kept wage pressures elevated. The Fed reacted aggressively as the inflation data became more troubling. Rather than boost rates by the total of 75 bps they expected at the start of the year, the federal funds rate rose by 425 bps (including four successive 75 bps increases); the most aggressive Fed rate campaign on record combined with transitioning from quantitative easing (QE) to quantitative tightening (QT) as the Fed’s balance sheet was unwound.

During 2022, the Institutional Class Shares of the Fund (BMNIX) posted a net return of -6.07% vs. a -5.95% return for the Bloomberg 1-15 Year Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Curve Positioning – Overweight to cash and near-cash maturities, which held their value relatively well as interest rates rose
•	Sector Positioning – Hospital and Education overweight benefit partially offset by Housing performance drag

Negative contributors to the Fund’s relative performance during the year include:

•	Security Selection – Lower-coupon structures lagged due to their longer average duration relative to higher-coupon issues

We expect economic growth to slow over the course of 2023, with the understanding that monetary policy changes operate with long and variable lags. Inflation should also fall, but to what level and at what pace are the key questions that will determine how high the federal funds rate rises and how long it remains elevated. Our view is that a “higher for longer” federal funds rate is likely, which implies that an unusually flat yield curve is probable for much of the year. Municipal issuance should remain modest even as infrastructure spending picks up but refunding volume will once again be quite low given the higher rate levels. With tax-loss harvesting largely behind us and much more attractive yields than a year ago, investor demand should improve, leading to positive municipal fund flows once again in 2023. The backdrop for municipal credit fundamentals remains strong. State and local governments begin the new year with record reserves that will help cushion an expected slowdown in tax revenues. Therefore, we expect credit ratings to remain relatively stable throughout 2023. Two sectors that we are more cautious on are Hospitals, which face labor shortages and rising costs, and Higher Education, which is challenged by declining enrollment growth. That said, structural opportunities in various sectors of the market (e.g., Housing) combined with modestly wider credit spreads over the year would be viewed as an opportunity in 2023.

The Fund maintains a neutral duration posture relative to the benchmark while seeking a yield curve allocation that optimizes roll-down benefit. Sector weightings will likely favor revenue-backed issues, with a particular focus, selectively, on Hospitals and Housing bonds. Given the recent widening in credit spreads, we believe a modest credit overweight is appropriate, particularly shorter on the curve. Although the pace of economic growth and tax revenues are likely to slow, credit fundamentals across most municipalities remains strong. That said, careful fundamental credit analysis and review remains critically important to adding value. Additional yield will also be sought from structural nuances at the individual security level where differing bond characteristics, such as coupon, call optionality and cash-flow variability help to create market inefficiencies.

Baird Core Intermediate Municipal Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(7)

	Net Assets	$2,488,480,082

	SEC 30-Day Yield(4)
	Institutional Class	3.24%
	Investor Class	2.99%

	Average Effective Duration	4.60 years

	Average Effective Maturity	5.25 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	59%

	Number of Holdings	1,916

Sector Weightings(1)

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total investments.

Baird Core Intermediate Municipal Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming	Growth of a hypothetical investment of $10,000 made on 08/31/15, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-6.07%	0.15%	1.67%	2.27%
Investor Class Shares	-6.40%	-0.10%	1.40%	2.01%
Bloomberg 1-15 Year Municipal Bond Index(2)	-5.95%	-0.22%	1.44%	1.82%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2022.
(2)
The Bloomberg 1-15 Year Municipal Bond Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Community College System:
3.500%, 11/01/2024 (Insured by BAM)	$1,010,000	$1,019,704
3.500%, 11/01/2025 (Insured by BAM)	1,100,000	1,108,083
5.000%, 10/01/2028 (Callable 10/01/2026)
(Insured by AGM)	310,000	329,576
Alabama Economic Settlement Authority,
4.000%, 09/15/2033 (Callable 09/15/2026)	5,810,000	5,811,705
Alabama Housing Finance Authority,
3.500%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	5,000,000	4,987,607
Birmingham Airport Authority:
5.000%, 07/01/2027 (Insured by BAM)	500,000	540,433
4.000%, 07/01/2036 (Callable 07/01/2030)
(Insured by BAM)	360,000	358,680
4.000%, 07/01/2037 (Callable 07/01/2030)
(Insured by BAM)	500,000	497,204
Black Belt Energy Gas District:
4.000%, 07/01/2052 (Callable 03/01/2027)
(Mandatory Tender Date 06/01/2027)(1)	4,000,000	3,972,076
3.480%, 10/01/2052
(SIFMA Municipal Swap Index + 0.350%)
(Callable 09/01/2026)
(Mandatory Tender Date 12/01/2026)(2)	3,000,000	2,850,039
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	12,500,000	13,130,459
5.500%, 11/01/2053 (Callable 09/01/2028)
(Mandatory Tender Date 12/01/2028)(1)	2,000,000	2,098,734
Chatom Industrial Development Board,
2.375%, 08/01/2037	3,750,000	3,748,870
Chilton County Health Care Authority,
4.000%, 11/01/2045 (Callable 11/01/2025)	205,000	194,692
City of Birmingham AL:
5.000%, 03/01/2040
(Pre-refunded to 09/01/2025)(5)	205,000	217,474
5.000%, 03/01/2045
(Pre-refunded to 09/01/2025)(5)	1,205,000	1,278,321
City of Oxford AL,
3.700%, 09/01/2041 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	5,300,000	5,300,000
City of Troy AL,
5.000%, 07/01/2031 (Callable 07/01/2025)
(Insured by BAM)	555,000	580,789
County of Elmore AL:
4.000%, 05/01/2024 (Insured by BAM)	420,000	423,963
4.000%, 05/01/2025 (Insured by BAM)	540,000	548,753
4.000%, 05/01/2026 (Insured by BAM)	400,000	408,581
4.200%, 05/01/2042 (Callable 05/01/2032)
(Insured by BAM)	1,625,000	1,611,983
5.000%, 05/01/2047 (Callable 05/01/2032)
(Insured by BAM)	1,000,000	1,055,285
County of Jefferson AL:
0.000%, 10/01/2025 (Callable 10/01/2023)
(Insured by AGM)	1,000,000	901,257
5.000%, 09/15/2029 (Callable 03/15/2027)	570,000	617,627
0.000%, 10/01/2034 (Callable 10/01/2023)
(Insured by AGM)	480,000	238,371
5.250%, 10/01/2048 (Callable 10/01/2023)
(Insured by AGM)	125,000	128,465
Homewood Educational Building Authority:
4.000%, 12/01/2033 (Callable 12/01/2029)	785,000	793,198
4.000%, 12/01/2034 (Callable 12/01/2029)	255,000	255,327
Jefferson County Board of Education,
5.000%, 02/01/2042 (Callable 02/01/2028)	825,000	867,137
Lauderdale County Agriculture
Center Authority,
4.000%, 07/01/2034
(Pre-refunded to 07/01/2024)	1,235,000	1,255,669
Leeds Public Educational Building Authority,
4.000%, 04/01/2034 (Callable 10/01/2025)
(Insured by AGM)	450,000	464,863
Lower Alabama Gas District,
4.000%, 12/01/2050 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	500,000	496,047
Madison Water & Wastewater Board,
4.000%, 12/01/2037 (Callable 12/01/2029)	530,000	534,083
Orange Beach Water Sewer &
Fire Protection Authority,
4.125%, 05/15/2052 (Callable 05/15/2032)	2,250,000	2,080,636
Southeast Alabama Gas Supply District:
4.000%, 04/01/2049 (Callable 01/01/2024)
(Mandatory Tender Date 04/01/2024)(1)	5,000,000	4,992,153
3.777%, 06/01/2049
(1 Month LIBOR USD + 0.850%)
(Callable 03/01/2024)
(Mandatory Tender Date 06/01/2024)(2)	5,140,000	5,056,995
Southeast Energy Authority
A Cooperative District:
5.500%, 01/01/2053 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	7,000,000	7,410,203
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	2,000,000	2,053,023
Tallassee Board of Education:
4.000%, 08/01/2030 (Insured by AGM)	435,000	457,427
4.000%, 08/01/2031 (Callable 08/01/2030)
(Insured by AGM)	455,000	474,559
4.000%, 08/01/2032 (Callable 08/01/2030)
(Insured by AGM)	470,000	484,208
UAB Medicine Finance Authority,
4.000%, 09/01/2038 (Callable 09/01/2029)	500,000	497,730
University of Alabama at Birmingham,
4.000%, 10/01/2037 (Callable 10/01/2026)	500,000	500,469
Wilsonville Industrial Development Board,
2.600%, 01/01/2024
(Optional Put Date 01/03/2023)(1)	2,000,000	2,000,000
Total Alabama
(Cost $86,429,126)		84,632,458	3.4%
Alaska
Alaska Housing Finance Corp.:
5.000%, 12/01/2029
(Pre-refunded to 06/01/2024)	225,000	231,753
4.000%, 06/01/2036
(Pre-refunded to 06/01/2025)	505,000	520,406
4.000%, 06/01/2036 (Callable 06/01/2025)	1,245,000	1,227,256
Alaska Industrial Development
& Export Authority:
4.000%, 04/01/2030 (Callable 04/01/2029)	2,010,000	2,021,473
4.000%, 10/01/2034 (Callable 10/01/2029)	1,585,000	1,589,708
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027
(Pre-refunded to 08/01/2023)	500,000	505,531
University of Alaska,
4.000%, 10/01/2026 (Callable 10/01/2023)	650,000	653,258
Total Alaska
(Cost $6,953,554)		6,749,385	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arizona
Apache County Unified School District No. 8,
4.125%, 07/01/2042 (Callable 07/01/2032)	$1,625,000	$1,548,942
Arizona Industrial Development Authority:
5.000%, 05/01/2028	270,000	233,266
4.625%, 08/01/2028(3)	1,160,000	1,126,394
5.000%, 07/01/2032 (Callable 07/01/2026)	205,000	211,362
5.000%, 07/01/2033 (Callable 07/01/2026)	340,000	349,594
4.000%, 07/01/2034 (Callable 07/01/2026)	230,000	218,790
4.000%, 07/01/2035 (Callable 07/01/2026)	475,000	445,002
4.000%, 07/01/2036 (Callable 07/01/2026)	445,000	411,383
BluePath TE Trust,
2.750%, 09/01/2026
(Callable 01/30/2023)(3)	1,826,218	1,719,240
City of Phoenix Civic Improvement Corp.:
5.000%, 07/01/2028	1,800,000	1,924,160
5.000%, 07/01/2034 (Callable 07/01/2027)	250,000	269,564
City of Tucson AZ,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	522,408
Industrial Development Authority
of the City of Phoenix,
4.000%, 10/01/2047 (Callable 10/01/2026)	115,000	103,562
Industrial Development Authority
of the County of Pima,
4.000%, 09/01/2029 (Callable 03/01/2023)	2,000,000	2,000,303
Maricopa County Department of Public Health,
5.000%, 07/01/2033 (Callable 07/01/2028)	300,000	328,836
Maricopa County Industrial
Development Authority:
5.000%, 07/01/2028
(Insured by SD CRED PROG)	755,000	806,303
5.000%, 01/01/2040
(Pre-refunded to 01/01/2025)	3,740,000	3,902,565
4.000%, 01/01/2045 (Callable 07/01/2030)	7,000,000	6,552,313
Maricopa County Unified
School District No. 4:
5.000%, 07/01/2024	450,000	464,325
5.000%, 07/01/2026	1,000,000	1,078,464
Total Arizona
(Cost $24,642,805)		24,216,776	1.0%
Arkansas
Arkansas Development Finance Authority:
4.000%, 12/01/2031 (Callable 12/01/2027)	380,000	392,072
4.000%, 12/01/2032 (Callable 12/01/2027)	400,000	412,709
4.000%, 12/01/2035 (Callable 12/01/2027)	445,000	451,010
4.000%, 12/01/2038 (Callable 12/01/2027)	250,000	247,426
4.250%, 07/01/2041 (Callable 07/01/2028)	500,000	440,119
3.800%, 09/01/2044 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	15,000,000	15,000,000
Arkansas Technical University,
4.000%, 06/01/2028 (Callable 06/01/2023)	1,025,000	1,028,532
Benton Washington Regional
Public Water Authority:
4.000%, 10/01/2033 (Callable 10/01/2029)
(Insured by BAM)	250,000	261,727
3.000%, 10/01/2041 (Callable 10/01/2028)
(Insured by BAM)	510,000	416,099
Carroll-Boone Water District:
3.000%, 12/01/2028 (Callable 12/01/2025)	780,000	759,921
3.000%, 12/01/2029 (Callable 12/01/2025)	505,000	490,767
3.000%, 12/01/2030 (Callable 12/01/2025)	630,000	608,399
City of Beebe AR,
3.000%, 08/01/2041 (Callable 08/01/2028)
(Insured by AGM)	1,500,000	1,210,140
City of Cabot AR,
3.000%, 12/01/2056 (Callable 12/01/2028)	2,000,000	1,453,030
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	85,000	84,941
3.050%, 01/01/2047 (Callable 01/01/2027)	730,000	701,379
City of Heber Springs AR,
3.000%, 11/01/2034 (Callable 11/01/2024)
(Insured by BAM)	685,000	633,120
City of Magnolia AR,
3.200%, 08/01/2033 (Callable 08/01/2024)
(Insured by BAM)	635,000	630,912
City of Maumelle AR:
4.000%, 08/01/2026 (Callable 08/01/2025)	25,000	25,328
4.000%, 08/01/2028 (Callable 08/01/2025)	290,000	292,925
4.000%, 08/01/2029 (Callable 08/01/2025)	700,000	706,692
City of North Little Rock AR:
4.000%, 11/01/2028 (Callable 05/01/2027)	645,000	671,851
4.000%, 11/01/2030 (Callable 05/01/2027)	650,000	676,118
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)
(Insured by BAM)	655,000	616,154
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	355,000	353,703
City of Russellville AR,
4.000%, 07/01/2028 (Callable 07/01/2025)
(Insured by AGM)	325,000	335,256
City of West Memphis AR,
3.000%, 12/01/2041 (Callable 12/01/2028)
(Insured by BAM)	1,750,000	1,425,587
Conway Health Facilities Board,
5.000%, 08/01/2029 (Callable 08/01/2026)	360,000	374,908
Jackson County Special School District,
1.500%, 02/01/2024 (Callable 01/30/2023)
(Insured by ST AID)	60,000	58,804
National Park College District,
3.000%, 05/01/2025 (Callable 11/01/2024)	235,000	232,865
Salem Public Water Authority:
5.000%, 01/01/2028 (Insured by BAM)	120,000	130,454
3.000%, 01/01/2030 (Callable 01/01/2028)
(Insured by BAM)	340,000	334,970
3.000%, 01/01/2032 (Callable 01/01/2028)
(Insured by BAM)	255,000	243,647
Southern Arkansas University:
4.000%, 03/01/2025 (Insured by AGM)	415,000	424,154
4.000%, 03/01/2026 (Callable 03/01/2025)
(Insured by AGM)	520,000	530,106
4.000%, 03/01/2026 (Callable 03/01/2025)
(Insured by AGM)	270,000	275,986
4.000%, 03/01/2027 (Callable 03/01/2025)
(Insured by AGM)	545,000	554,092
4.000%, 03/01/2027 (Callable 03/01/2025)
(Insured by AGM)	275,000	280,684
University of Central Arkansas:
4.000%, 11/01/2027 (Callable 11/01/2025)
(Insured by BAM)	340,000	348,561
4.000%, 11/01/2028 (Callable 11/01/2025)
(Insured by BAM)	250,000	255,928
Total Arkansas
(Cost $36,581,560)		34,371,076	1.4%
California
Acalanes Union High School District:
0.000%, 08/01/2028(5)	130,000	132,110
0.000%, 08/01/2032(5)	480,000	533,279

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Acalanes Union High School District: (cont.)
0.000%, 08/01/2035
(Callable 08/01/2029)(5)	$385,000	$411,538
0.000%, 08/01/2039
(Callable 08/01/2029)(5)	350,000	366,836
Alameda Corridor Transportation Authority,
5.000%, 10/01/2037 (Callable 10/01/2026)	500,000	511,054
Alisal Union School District,
4.000%, 05/01/2036 (Callable 05/01/2029)
(Insured by BAM)	650,000	664,889
Antelope Valley Community College District:
0.000%, 08/01/2029	650,000	519,739
0.000%, 08/01/2031	1,000,000	733,796
Bakersfield City School District:
5.000%, 11/01/2023 (Insured by BAM)	1,030,000	1,047,402
5.000%, 11/01/2024 (Insured by BAM)	810,000	842,480
Bay Area Toll Authority:
4.230%, 04/01/2045
(SIFMA Municipal Swap Index + 1.100%)
(Callable 10/01/2023)
(Mandatory Tender Date 04/01/2024)(2)	1,375,000	1,383,744
4.230%, 04/01/2045
(SIFMA Municipal Swap Index + 1.100%)
(Callable 10/01/2023)
(Mandatory Tender Date 04/01/2024)(2)	3,500,000	3,522,256
Beaumont Unified School District,
7.200%, 08/01/2041
(Pre-refunded to 08/01/2026)
(Insured by AGM)(5)	90,000	103,932
Burbank Unified School District,
0.000%, 02/01/2038
(Callable 08/01/2028)(5)	210,000	212,500
California Community College
Financing Authority,
5.750%, 07/01/2060
(Callable 07/01/2032)(3)	5,900,000	5,539,488
California Infrastructure & Economic
Development Bank:
3.480%, 08/01/2047
(SIFMA Municipal Swap Index + 0.350%)
(Callable 08/01/2023)
(Mandatory Tender Date 08/01/2024)(2)	360,000	355,004
3.830%, 12/01/2050
(SIFMA Municipal Swap Index + 0.700%)
(Callable 06/01/2025)
(Mandatory Tender Date 06/01/2026)(2)	250,000	241,135
California Municipal Finance Authority:
5.000%, 08/01/2023(3)	400,000	400,793
5.000%, 08/01/2024(3)	400,000	401,546
5.000%, 10/01/2026	300,000	311,531
2.125%, 11/15/2026 (Callable 05/15/2023)	1,640,000	1,498,307
5.000%, 05/15/2031 (Insured by BAM)	470,000	516,991
5.000%, 05/15/2036 (Callable 11/15/2028)
(Insured by BAM)	1,000,000	1,057,327
1.300%, 02/01/2039
(Mandatory Tender Date 02/03/2025)(1)(3)	1,500,000	1,413,328
4.000%, 05/15/2039 (Callable 05/15/2031)
(Insured by BAM)	175,000	167,359
4.000%, 05/15/2041 (Callable 05/15/2031)
(Insured by BAM)	500,000	468,266
California Pollution Control
Financing Authority,
5.000%, 07/01/2023(3)	1,085,000	1,089,015
California Public Finance Authority:
2.125%, 11/15/2027
(Callable 05/15/2023)(3)	2,800,000	2,592,269
2.375%, 11/15/2028
(Callable 05/15/2023)(3)	3,075,000	2,819,067
3.125%, 05/15/2029
(Callable 11/15/2023)(3)	2,010,000	1,752,545
California Statewide Communities
Development Authority,
5.000%, 09/01/2026 (Callable 03/01/2024)
(Mandatory Tender Date 09/01/2024)
(Insured by HUD)(1)(3)	5,150,000	5,150,000
Campbell Union School District,
5.800%, 08/01/2035 (Callable 08/01/2026)(5)	785,000	863,378
Carlsbad Unified School District,
6.125%, 08/01/2031(5)	125,000	152,713
Cerritos Community College District,
0.000%, 08/01/2025	1,800,000	1,672,633
Chawanakee Unified School District:
4.000%, 08/01/2026 (Insured by BAM)(5)	110,000	114,309
4.000%, 08/01/2027 (Callable 08/01/2026)
(Insured by BAM)(5)	100,000	104,250
4.000%, 08/01/2028 (Callable 08/01/2026)
(Insured by BAM)(5)	75,000	78,083
4.000%, 08/01/2029 (Callable 08/01/2026)
(Insured by BAM)(5)	80,000	83,186
Citrus Community College District,
0.000%, 08/01/2037
(Pre-refunded to 02/01/2024)(5)	460,000	468,360
City & County of San Francisco CA:
1.300%, 07/01/2023(1)	400,000	400,000
4.000%, 06/15/2039 (Callable 06/15/2028)	1,080,000	1,090,728
City of Palo Alto CA,
5.000%, 11/01/2036 (Callable 11/01/2028)	1,295,000	1,420,067
City of San Mateo CA,
5.250%, 09/01/2040 (Callable 09/01/2032)
(Insured by BAM)	1,250,000	1,351,643
City of Tulare CA,
2.750%, 11/15/2044 (Callable 01/30/2023)
(Insured by AGM)(1)	200,000	154,201
Colton Joint Unified School District,
5.800%, 08/01/2035 (Pre-refunded
to 08/01/2026) (Insured by AGM)(5)	300,000	333,334
Compton Community College District,
0.000%, 08/01/2034	450,000	287,477
Contra Costa Transportation Authority,
5.000%, 03/01/2029 (Callable 03/01/2025)	1,390,000	1,463,211
Del Mar Union School District,
4.000%, 08/01/2046 (Callable 08/01/2032)	2,500,000	2,455,043
Denair Unified School District,
6.500%, 08/01/2031 (Insured by AGM)(5)	130,000	158,963
Desert Hot Springs Redevelopment
Agency Successor Agency,
5.000%, 09/01/2029 (Callable 09/01/2027)
(Insured by BAM)	300,000	327,376
Dublin Financing Authority,
4.000%, 06/01/2038 (Callable 06/01/2029)	390,000	392,423
El Rancho Unified School District,
0.000%, 08/01/2034 (Callable 08/01/2028)
(Insured by AGM)(5)	755,000	867,648
Encinitas Union School District,
6.375%, 08/01/2031(5)	325,000	399,893
Enterprise Elementary School District,
6.200%, 08/01/2035 Callable 08/01/2031)(5)	155,000	189,726

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Escondido Union High School District:
0.000%, 08/01/2029 (Insured by AGC)	$505,000	$406,679
6.875%, 08/01/2034 (Insured by AGC)(5)	330,000	449,256
Freddie Mac Multifamily
Variable Rate Certificate,
2.875%, 07/25/2036	7,500,000	6,441,430
Fresno Joint Powers Financing Authority,
5.000%, 04/01/2027 (Insured by AGM)	315,000	346,126
Grossmont Union High School District,
0.000%, 08/01/2039 (Callable 02/01/2025)
(Insured by AGM)	500,000	219,800
Hueneme Elementary School District:
4.000%, 08/01/2037 (Callable 08/01/2028)
(Insured by AGM)	500,000	504,245
4.000%, 08/01/2038 (Callable 08/01/2028)
(Insured by AGM)	1,050,000	1,052,812
4.000%, 08/01/2039 (Callable 08/01/2028)
(Insured by AGM)	660,000	658,610
Indio Finance Authority,
5.250%, 11/01/2042 (Callable 11/01/2032)
(Insured by BAM)	1,000,000	1,113,498
Jefferson Elementary School District,
4.500%, 09/01/2049 (Callable 09/01/2032)	1,520,000	1,556,223
King Union School District,
0.000%, 08/01/2028 (Insured by AMBAC)	400,000	330,472
Lake Elsinore Redevelopment
Agency Successor Agency,
5.000%, 09/01/2027 (Callable 09/01/2025)
(Insured by BAM)	275,000	290,455
Lathrop-Manteca Fire Protection District:
4.000%, 05/01/2041 (Callable 05/01/2029)
(Insured by AGM)	600,000	591,988
4.000%, 05/01/2046 (Callable 05/01/2029)
(Insured by AGM)	730,000	702,687
4.000%, 05/01/2051 (Callable 05/01/2029)
(Insured by AGM)	795,000	758,504
Long Beach Bond Finance Authority:
5.250%, 11/15/2023	90,000	90,988
5.000%, 11/15/2029	50,000	52,718
Los Alamitos Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2031)(5)	590,000	555,004
Los Angeles County Facilities, Inc.,
5.000%, 12/01/2043 (Callable 12/01/2028)	110,000	116,875
Manteca Unified School District,
0.000%, 09/01/2025 (Insured by NATL)	225,000	206,389
Mayers Memorial Hospital District:
0.000%, 08/01/2027	260,000	211,728
0.000%, 08/01/2028	290,000	225,735
Modesto High School District,
0.000%, 08/01/2024 (Insured by NATL)	3,625,000	3,456,660
Mount Diablo Unified School District,
5.750%, 08/01/2035 (Callable 08/01/2025)
(Insured by AGM)(5)	340,000	365,864
Mountain Empire Unified School District,
6.250%, 08/01/2048 (Callable 08/01/2032)
(Insured by BAM)	500,000	586,904
Napa Valley Unified School District,
4.000%, 08/01/2035 (Callable 08/01/2026)	3,000,000	3,072,726
Newman-Crows Landing
Unified School District,
0.000%, 08/01/2025	1,850,000	1,695,292
Oak Park Unified School District,
7.100%, 08/01/2038 (Callable 08/01/2031)
(Insured by AGM)(5)	110,000	137,639
Ontario Montclair School District,
0.000%, 08/01/2028 (Insured by NATL)	1,450,000	1,201,906
Ontario Public Financing Authority,
5.000%, 11/01/2047 (Callable 11/01/2032)
(Insured by AGM)	1,140,000	1,244,965
Oxnard School District,
5.000%, 08/01/2045 (Callable 08/01/2026)
(Insured by BAM)(5)	300,000	314,278
Palomar Community College District,
0.000%, 08/01/2039 (Callable 08/01/2035)(5)	385,000	418,832
Peralta Community College District,
3.500%, 08/01/2033 (Callable 08/01/2025)	1,325,000	1,327,103
Perris Union High School District:
3.000%, 09/01/2036 (Callable 09/01/2029)	635,000	568,497
3.000%, 09/01/2037 (Callable 09/01/2029)	800,000	703,363
3.000%, 09/01/2038 (Callable 09/01/2029)	700,000	605,618
3.000%, 09/01/2039 (Callable 09/01/2029)	775,000	659,854
Pleasanton Unified School District:
5.000%, 06/01/2032 (Callable 06/01/2025)
(Insured by AGM)	355,000	373,526
5.375%, 06/01/2047 (Callable 06/01/2025)
(Insured by AGM)	600,000	621,613
5.500%, 06/01/2052 (Callable 06/01/2025)
(Insured by AGM)	1,000,000	1,037,002
Rio Hondo Community College District:
0.000%, 08/01/2042
(Callable 08/01/2034)(5)	170,000	193,452
0.000%, 08/01/2042
(Callable 08/01/2034)(5)	1,115,000	1,288,049
River Islands Public Financing Authority:
4.250%, 09/01/2042 (Callable 09/01/2029)
(Insured by AGM)	1,000,000	987,176
5.000%, 09/01/2042 (Callable 09/01/2029)
(Insured by AGM)	3,250,000	3,497,059
4.500%, 09/01/2047 (Callable 09/01/2029)
(Insured by AGM)	1,250,000	1,235,139
Riverside County Redevelopment
Successor Agency,
5.000%, 10/01/2041 (Callable 10/01/2026)
(Insured by BAM)(5)	100,000	104,992
Ross Valley School District,
0.000%, 07/01/2026 (Insured by AGM)	575,000	499,985
Sacramento City Unified School District:
5.000%, 07/01/2025 (Callable 07/01/2024)	505,000	518,465
5.500%, 08/01/2047 (Callable 08/01/2030)
(Insured by BAM)	2,000,000	2,240,896
San Jacinto Unified School District,
3.000%, 09/01/2028 (Insured by BAM)	310,000	310,040
San Mateo Foster City School District,
0.000%, 08/01/2026(5)	75,000	79,788
San Mateo Union High School District,
0.000%, 09/01/2041
(Callable 09/01/2036)(5)	5,825,000	5,423,337
Santa Barbara Unified School District,
0.000%, 08/01/2036
(Callable 08/01/2033)(5)	540,000	666,319
Saugus Union School District
Financing Authority:
4.000%, 09/01/2032 (Callable 09/01/2027)
(Insured by BAM)	600,000	638,866
4.000%, 09/01/2037 (Callable 09/01/2027)
(Insured by BAM)	625,000	631,046
Savanna School District,
0.000%, 08/01/2047 (Callable 08/01/2029)
(Insured by AGM)(5)	1,155,000	1,162,909

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
School District of
Belmont-Redwood Shores CA,
5.900%, 08/01/2031
(Pre-refunded to 08/01/2026)(5)	$100,000	$111,471
Solano County Community College District:
0.000%, 08/01/2027 (Callable 08/01/2025)(5)	385,000	387,689
0.000%, 08/01/2028 (Callable 08/01/2025)(5)	115,000	115,803
0.000%, 08/01/2030 (Callable 08/01/2025)(5)	695,000	699,853
0.000%, 08/01/2041 (Callable 08/01/2028)(5)	605,000	653,511
South Placer Wastewater Authority,
5.000%, 11/01/2034	500,000	593,521
Southern Kern Unified School District,
0.000%, 11/01/2034 (Insured by AGM)	425,000	267,358
State of California:
5.000%, 08/01/2032 (Callable 08/01/2025)	880,000	924,818
5.000%, 09/01/2034 (Callable 09/01/2025)	5,000,000	5,257,570
Stockton Unified School District,
4.000%, 08/01/2039 (Callable 08/01/2024)
(Insured by BAM)	1,000,000	1,000,229
Temecula Valley Unified School District,
4.500%, 08/01/2035
(Pre-refunded to 08/01/2024)
(Insured by BAM)(5)	200,000	205,661
Tulare Union High School District,
0.000%, 08/01/2025 (Insured by NATL)	2,345,000	2,168,590
Tuolumne Utilities District,
1.250%, 08/15/2024 (Callable 08/15/2023)	7,520,000	7,240,257
Waterford Unified School District,
4.000%, 08/01/2042 (Callable 08/01/2032)
(Insured by BAM)	1,455,000	1,417,765
West Hills Community College District,
5.100%, 08/01/2035 (Callable 08/01/2027)
(Insured by AGM)(5)	50,000	53,523
Wiseburn School District,
0.000%, 08/01/2036 (Callable 08/01/2031)
(Insured by AGM)(5)	80,000	81,788
Yorba Linda Redevelopment
Agency Successor Agency,
0.000%, 09/01/2028 (Insured by NATL)	560,000	456,995
Total California
(Cost $132,038,582)		127,975,955	5.1%
Colorado
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)
(Insured by ST AID)	2,000,000	2,080,740
Bromley Park Metropolitan District No. 2,
5.000%, 12/01/2023 (Insured by BAM)	225,000	228,467
Canterberry Crossing Metropolitan District II:
5.000%, 12/01/2030 (Callable 12/01/2028)
(Insured by AGM)	235,000	264,618
5.000%, 12/01/2031 (Callable 12/01/2028)
(Insured by AGM)	250,000	280,977
5.000%, 12/01/2032 (Callable 12/01/2028)
(Insured by AGM)	530,000	594,487
City & County of Denver CO:
5.250%, 11/15/2027	1,000,000	1,077,055
5.500%, 11/15/2027 (Callable 11/15/2023)	1,500,000	1,523,806
5.000%, 12/01/2028	2,000,000	2,147,150
5.500%, 11/15/2029	1,905,000	2,131,551
0.000%, 08/01/2030 (Callable 08/01/2026)	500,000	376,042
0.000%, 08/01/2032 (Callable 08/01/2026)	365,000	250,678
5.500%, 11/15/2038 (Callable 11/15/2032)	1,040,000	1,145,649
City of Commerce City CO:
5.000%, 12/15/2029 (Callable 12/15/2027)
(Insured by AGM)	310,000	339,463
5.000%, 12/15/2030 (Callable 12/15/2027)
(Insured by AGM)	500,000	546,076
City of Fort Lupton CO:
5.000%, 12/01/2029 (Callable 12/01/2027)
(Insured by AGM)	250,000	272,393
5.000%, 12/01/2030 (Callable 12/01/2027)
(Insured by AGM)	350,000	380,020
City of Sheridan CO,
5.000%, 12/01/2042 (Callable 12/01/2025)	1,130,000	1,177,209
Colorado Educational &
Cultural Facilities Authority:
5.000%, 10/01/2023 (ETM)	700,000	709,826
4.000%, 12/15/2025(3)	910,000	910,793
4.000%, 04/01/2028	540,000	541,918
5.000%, 06/01/2029 (Callable 06/01/2024)	120,000	122,516
5.000%, 08/15/2030 (Callable 08/15/2024)	500,000	514,609
2.000%, 09/01/2030 (Callable 09/01/2028)
(Insured by BAM)	270,000	244,226
5.000%, 06/01/2031 (Callable 06/01/2024)	40,000	40,774
4.000%, 07/01/2032	45,000	46,444
5.000%, 08/15/2034 (Callable 08/15/2024)	1,000,000	1,026,410
4.000%, 07/01/2042 (Callable 07/01/2032)	500,000	472,696
Colorado Health Facilities Authority:
5.000%, 12/01/2023	140,000	141,780
5.000%, 06/01/2027 (ETM)	750,000	818,002
5.000%, 08/01/2028	5,575,000	6,017,192
2.625%, 05/15/2029 (Callable 05/15/2023)	3,545,000	3,171,486
5.000%, 12/01/2030 (Callable 06/01/2025)	405,000	413,740
5.250%, 11/01/2035 (Callable 11/01/2032)	1,100,000	1,203,264
5.000%, 08/01/2036 (Callable 08/01/2029)	150,000	156,375
5.250%, 11/01/2036 (Callable 11/01/2032)	1,100,000	1,195,797
4.000%, 10/01/2037 (Callable 10/01/2030)	320,000	312,955
4.000%, 12/01/2042 (Callable 01/30/2023)	375,000	360,000
4.000%, 01/15/2045 (Callable 01/15/2026)	120,000	108,446
5.000%, 08/01/2049 (Callable 02/01/2025)
(Mandatory Tender Date 08/01/2025)(1)	2,000,000	2,059,207
3.680%, 05/15/2061
(SIFMA Municipal Swap Index + 0.550%)
(Callable 02/17/2026)
(Mandatory Tender Date 08/17/2026)(2)	10,000,000	9,884,488
Colorado Housing & Finance Authority:
4.000%, 05/01/2048 (Callable 11/01/2026)
(Insured by GNMA)	185,000	185,116
4.250%, 11/01/2049 (Callable 11/01/2028)
(Insured by GNMA)	1,640,000	1,654,562
5.250%, 11/01/2052 (Callable 11/01/2031)
(Insured by GNMA)	4,000,000	4,197,443
6.000%, 11/01/2052 (Callable 11/01/2031)
(Insured by GNMA)	1,000,000	1,090,705
Colorado School of Mines,
4.000%, 12/01/2025
(SIFMA Municipal Swap Index + 0.870%)
(Callable 06/01/2025)(2)	5,000,000	5,000,009
Crystal Valley Metropolitan District No. 2:
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	800,000	818,108
4.000%, 12/01/2038 (Callable 12/01/2030)
(Insured by AGM)	1,000,000	1,008,185
4.000%, 12/01/2039 (Callable 12/01/2030)
(Insured by AGM)	1,785,000	1,786,016
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Denver City & County Housing Authority,
0.600%, 08/01/2024 (Insured by HUD)	$400,000	$383,306
Denver Health & Hospital Authority:
5.000%, 12/01/2025	400,000	415,812
5.000%, 12/01/2027	340,000	360,256
4.000%, 12/01/2040 (Callable 12/01/2029)	750,000	641,169
5.250%, 12/01/2045 (Callable 12/01/2023)	485,000	487,540
Denver Urban Renewal Authority,
5.000%, 12/01/2025 (Callable 01/30/2023)	200,000	200,176
E-470 Public Highway Authority:
0.000%, 09/01/2029 (Insured by NATL)	2,550,000	2,043,794
3.231%, 09/01/2039 (SOFR + 0.350%)
(Callable 06/01/2024)
(Mandatory Tender Date 09/01/2024)(2)	1,000,000	992,466
Fort Collins Housing Authority,
1.250%, 07/01/2024 (Callable 01/01/2024)	2,000,000	1,944,880
Glen Metropolitan District No. 2,
2.000%, 12/01/2030 (Insured by BAM)	245,000	215,602
Grand River Hospital District:
5.250%, 12/01/2030 (Callable 12/01/2028)
(Insured by AGM)	350,000	382,838
5.250%, 12/01/2031 (Callable 12/01/2028)
(Insured by AGM)	1,190,000	1,295,906
Gunnison County Crested
Butte Fire Protection District:
4.000%, 12/01/2029	790,000	832,617
4.000%, 12/01/2030	820,000	866,989
4.000%, 12/01/2031	855,000	906,736
4.000%, 12/01/2032	890,000	945,897
Mizuho Floater/Residual Trust,
3.380%, 07/01/2034
(Optional Put Date 02/03/2023)(1)(3)	1,519,102	1,519,102
Prairie Center Metropolitan District No. 7,
4.125%, 12/15/2036 (Callable 12/15/2025)	405,000	349,533
Regional Transportation District:
5.000%, 01/15/2028	1,500,000	1,566,142
5.000%, 01/15/2031	1,115,000	1,184,549
5.000%, 11/01/2033 (Callable 11/01/2027)	500,000	547,377
5.000%, 06/01/2039
(Pre-refunded to 06/01/2023)	595,000	599,604
State of Colorado,
4.000%, 12/15/2037 (Callable 12/15/2028)	705,000	707,802
Stetson Ridge Metropolitan District No. 3,
2.000%, 12/01/2030 (Insured by AGM)	790,000	704,715
Vauxmont Metropolitan District:
5.000%, 12/15/2028 (Callable 12/15/2024)
(Insured by AGM)	125,000	134,025
5.000%, 12/15/2029 (Callable 12/15/2024)
(Insured by AGM)	125,000	134,005
5.000%, 12/15/2030 (Callable 12/15/2024)
(Insured by AGM)	125,000	133,991
5.000%, 12/15/2031 (Callable 12/15/2024)
(Insured by AGM)	135,000	144,609
3.250%, 12/15/2050 (Callable 12/15/2024)
(Insured by AGM)	4,775,000	3,926,964
Vista Ridge Metropolitan District:
5.000%, 12/01/2025 (Insured by BAM)	600,000	635,641
5.000%, 12/01/2026 (Insured by BAM)	460,000	496,224
Total Colorado
(Cost $89,017,948)		86,729,736	3.5%
Connecticut
City of Hartford CT,
5.000%, 04/01/2027 (Callable 04/01/2023)
(Insured by BAM)	550,000	553,008
City of Norwalk CT:
5.000%, 08/15/2037 (Callable 08/15/2030)	3,155,000	3,542,441
5.000%, 08/15/2038 (Callable 08/15/2030)	2,770,000	3,098,702
Connecticut Housing Finance Authority:
5.000%, 11/15/2026	395,000	423,527
5.000%, 05/15/2027	440,000	474,635
5.000%, 11/15/2027	445,000	483,686
5.000%, 05/15/2028	210,000	229,420
5.000%, 11/15/2028	225,000	246,925
5.000%, 05/15/2029	230,000	254,092
5.000%, 11/15/2029	125,000	138,333
5.000%, 11/15/2030	160,000	178,949
4.000%, 11/15/2047 (Callable 11/15/2026)	85,000	85,008
4.000%, 05/15/2049 (Callable 11/15/2028)	1,070,000	1,073,472
3.500%, 11/15/2051 (Callable 05/15/2031)	3,915,000	3,837,955
Connecticut State Health &
Educational Facilities Authority:
5.000%, 11/01/2026	500,000	540,467
4.000%, 07/01/2038 (Callable 07/01/2032)	2,000,000	1,864,076
Connecticut State Higher Education
Supplement Loan Authority,
3.000%, 11/15/2035
(Pre-refunded to 11/15/2026)	850,000	861,622
East Hartford Housing Authority,
4.250%, 02/01/2027 (Callable 08/01/2024)
(Mandatory Tender Date 02/01/2025)
(Insured by HUD)(1)	2,000,000	2,017,335
State of Connecticut:
4.120%, 03/01/2025 (SIFMA Municipal
Swap Index + 0.990%)(2)	375,000	379,143
5.000%, 09/15/2025	1,000,000	1,060,980
5.000%, 06/15/2026	1,000,000	1,076,821
5.000%, 09/15/2027	1,100,000	1,209,813
5.000%, 10/01/2027 (Callable 10/01/2023)	685,000	696,662
5.000%, 03/15/2031 (Callable 03/15/2025)	1,000,000	1,046,796
5.000%, 05/01/2034 (Callable 05/01/2030)	1,525,000	1,727,414
Town of Hamden CT,
5.000%, 08/15/2032 (Insured by BAM)	1,000,000	1,116,959
University of Connecticut:
5.000%, 01/15/2031 (Callable 01/15/2027)
(Insured by AGM)	1,000,000	1,080,873
4.000%, 11/01/2037 (Callable 11/01/2028)
(Insured by BAM)	1,175,000	1,175,606
Total Connecticut
(Cost $31,535,567)		30,474,720	1.2%
Delaware
Delaware Municipal Electric Corp.:
4.000%, 07/01/2035 (Callable 07/01/2031)	300,000	308,844
4.000%, 07/01/2036 (Callable 07/01/2031)	330,000	331,676
Total Delaware
(Cost $739,255)		640,520	0.0%
District of Columbia
District of Columbia,
4.000%, 03/01/2037 (Callable 09/01/2029)	795,000	812,637
District of Columbia Housing Finance Agency:
0.350%, 04/01/2025 (Mandatory Tender
Date 04/01/2024) (Insured by FNMA)(1)	6,000,000	5,709,613
5.000%, 12/01/2026 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	5,090,000	5,289,782
0.500%, 03/01/2027 (Callable 04/01/2024)
(Mandatory Tender Date 10/01/2024)
(Insured by FHA)(1)	2,675,000	2,505,540
4.000%, 09/01/2040 (Callable 03/01/2025)
(Mandatory Tender Date 09/01/2025)(1)	3,250,000	3,288,489

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
District of Columbia Water & Sewer Authority,
3.000%, 10/01/2057 (Callable 07/01/2027)
(Mandatory Tender Date 10/01/2027)(1)	$7,500,000	$7,335,857
Metropolitan Washington Airports Authority:
0.000%, 10/01/2023 (Insured by AGC)	500,000	487,244
0.000%, 10/01/2029 (Insured by AGC)	110,000	85,731
5.000%, 10/01/2033 (Callable 10/01/2025)	250,000	263,343
5.000%, 10/01/2038 (Callable 10/01/2028)	330,000	349,381
6.500%, 10/01/2041
(Pre-refunded to 10/01/2026)
(Insured by AGC)(5)	665,000	753,448
6.500%, 10/01/2044 (Callable 10/01/2028)(5)	730,000	812,555
6.500%, 10/01/2044 (Callable 10/01/2028)
(Insured by AGM)(5)	1,670,000	1,951,389
Washington Metropolitan
Area Transit Authority,
5.000%, 07/15/2033 (Callable 07/15/2030)	1,460,000	1,674,998
Total District of Columbia
(Cost $32,199,173)		31,320,007	1.3%
Florida
Capital Trust Agency, Inc.:
5.000%, 12/15/2029 (Callable 06/15/2026)	400,000	410,116
4.000%, 06/01/2041 (Callable 06/01/2028)	330,000	309,026
4.000%, 06/01/2056 (Callable 06/01/2028)	485,000	418,973
City of Fort Myers FL:
5.000%, 12/01/2029 (Callable 12/01/2025)	475,000	501,175
4.000%, 12/01/2037 (Callable 12/01/2025)	1,000,000	982,503
4.000%, 12/01/2038 (Callable 12/01/2025)	500,000	491,413
City of Jacksonville FL:
4.000%, 11/01/2032 (Callable 11/01/2029)	375,000	381,018
4.000%, 10/01/2033 (Callable 10/01/2026)	1,895,000	1,953,407
3.130%, 08/01/2036 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	4,500,000	4,500,000
3.130%, 08/01/2036 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	300,000	300,000
4.000%, 11/01/2040 (Callable 11/01/2024)	65,000	61,688
City of Orlando FL,
5.000%, 11/01/2034 (Callable 11/01/2027)
(Insured by AGM)	775,000	837,659
City of St. Petersburg FL,
5.000%, 10/01/2042 (Callable 10/01/2029)	900,000	973,611
City of Tallahassee FL:
5.000%, 12/01/2023	400,000	404,727
5.000%, 12/01/2024	1,525,000	1,565,785
5.000%, 12/01/2029 (Callable 12/01/2025)	610,000	630,240
5.000%, 10/01/2033 (Callable 10/01/2025)	1,250,000	1,309,615
5.000%, 12/01/2040 (Callable 06/01/2025)	1,125,000	1,134,192
County of Miami-Dade FL:
5.000%, 10/01/2032 (Callable 10/01/2026)	335,000	353,695
6.875%, 10/01/2034 (Callable 10/01/2029)
(Insured by AGC)(5)	255,000	316,323
7.000%, 10/01/2039 (Callable 10/01/2029)
(Insured by AGC)(5)	390,000	478,778
County of Osceola FL,
5.000%, 10/01/2031 (Callable 10/01/2029)	550,000	565,479
County of Palm Beach FL:
4.000%, 12/01/2036 (Callable 12/01/2030)	1,165,000	1,191,430
4.000%, 12/01/2037 (Callable 12/01/2030)	1,295,000	1,319,489
County of Sarasota FL,
5.000%, 10/01/2045 (Callable 10/01/2030)	2,000,000	2,136,121
County of Seminole FL,
5.000%, 10/01/2052 (Callable 10/01/2032)	2,500,000	2,630,953
Escambia County Health Facilities Authority,
5.000%, 08/15/2035 (Callable 02/15/2030)	820,000	852,439
Florida Department of Management Services,
5.000%, 11/01/2029	2,000,000	2,265,900
Florida Development Finance Corp.:
4.000%, 06/01/2025	110,000	105,986
4.000%, 06/01/2026	115,000	109,050
5.000%, 04/01/2028	400,000	428,220
5.000%, 04/01/2029	250,000	269,862
5.250%, 06/15/2034 (Callable 06/15/2032)	1,000,000	1,038,111
4.000%, 07/01/2051
(Callable 07/01/2031)(3)	1,900,000	1,436,722
Florida Gulf Coast University Financing Corp.,
5.000%, 08/01/2029 (Callable 02/01/2028)	600,000	645,531
Florida Higher Educational
Facilities Financial Authority,
5.000%, 10/01/2023	500,000	504,190
Florida Housing Finance Corp.:
1.000%, 02/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by FNMA)(1)	4,550,000	4,354,163
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	650,000	629,315
4.000%, 07/01/2047 (Callable 07/01/2025)
(Insured by GNMA)	100,000	99,866
3.000%, 01/01/2052 (Callable 01/01/2030)
(Insured by GNMA)	1,150,000	1,118,131
5.500%, 01/01/2054 (Callable 01/01/2032)
(Insured by GNMA)	2,500,000	2,666,319
Florida Municipal Power Agency,
4.000%, 10/01/2030 (Callable 10/01/2027)	500,000	521,997
Florida State Turnpike Authority,
4.500%, 07/01/2041 (Callable 07/01/2023)	500,000	500,838
Greater Orlando Aviation Authority,
5.000%, 10/01/2027	2,665,000	2,836,808
Highlands County Health Facilities Authority,
3.130%, 11/15/2035 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	8,280,000	8,280,000
Hillsborough County Aviation Authority:
5.000%, 10/01/2035
(Pre-refunded to 10/01/2024)	500,000	519,379
5.000%, 10/01/2044 (Callable 10/01/2024)	1,485,000	1,496,773
Jacksonville Electric Authority:
5.000%, 10/01/2028 (Callable 10/01/2027)	700,000	769,048
5.000%, 10/01/2032 (Callable 10/01/2027)	700,000	765,708
Lee County Industrial Development Authority,
3.750%, 10/01/2027 (Callable 10/01/2023)	1,710,000	1,619,268
Miami-Dade County
Educational Facilities Authority,
4.000%, 04/01/2037 (Callable 04/01/2023)	200,000	197,395
Orange County Convention Center,
4.000%, 10/01/2034 (Callable 10/01/2026)	250,000	254,350
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	2,500,000	2,542,516
Orange County School Board,
5.000%, 08/01/2031
(Pre-refunded to 08/01/2025)	990,000	1,048,272
Palm Beach County Health Facilities Authority:
4.000%, 05/15/2023	150,000	149,498
5.000%, 05/15/2023	1,160,000	1,160,235
4.000%, 05/15/2024	320,000	315,774
5.000%, 05/15/2024	300,000	299,943
5.000%, 11/01/2032	200,000	214,747
4.000%, 05/15/2035 (Callable 05/15/2025)	175,000	145,146
Pinellas County Housing Finance Authority,
6.000%, 03/01/2054 (Callable 03/01/2032)
(Insured by GNMA)	2,325,000	2,535,890

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pinellas County School Board,
5.000%, 07/01/2033 (Callable 07/01/2027)	$515,000	$558,570
Reedy Creek Improvement District,
4.000%, 06/01/2035 (Callable 06/01/2027)	1,000,000	1,000,197
Sarasota County Public Hospital District,
5.500%, 07/01/2028 (Insured by NATL)	5,000,000	5,380,278
School Board of Miami-Dade County:
5.000%, 02/01/2028 (Callable 02/01/2026)	3,500,000	3,708,237
5.000%, 11/01/2030 (Callable 11/01/2024)	660,000	680,507
School District of Broward County,
5.000%, 07/01/2036 (Callable 07/01/2032)	3,000,000	3,385,184
Seminole County Industrial
Development Authority:
4.000%, 06/15/2028(3)	245,000	231,313
4.000%, 06/15/2029(3)	260,000	242,411
4.000%, 06/15/2030(3)	270,000	248,783
4.000%, 06/15/2036
(Callable 06/15/2031)(3)	315,000	267,018
4.000%, 06/15/2041
(Callable 06/15/2031)(3)	420,000	337,084
University Park Recreation District,
2.750%, 05/01/2023 (Insured by BAM)	270,000	269,253
Village Community Development
District No. 13,
2.625%, 05/01/2024	240,000	233,613
Total Florida
(Cost $87,771,236)		85,397,254	3.4%
Georgia
Atlanta Urban Residential Finance Authority,
2.000%, 09/01/2025
(Mandatory Tender Date 09/01/2024)(1)	5,025,000	4,918,092
Bartow County Development Authority,
1.800%, 09/01/2029
(Callable 11/19/2026)(1)	4,000,000	3,568,991
Burke County Development Authority:
2.200%, 10/01/2032 (Callable 11/19/2026)	1,250,000	1,028,050
2.250%, 10/01/2032
(Mandatory Tender Date 05/25/2023)(1)	500,000	496,723
2.800%, 07/01/2049
(Optional Put Date 01/03/2023)(1)	3,600,000	3,600,000
Carrollton Payroll Development Authority,
5.000%, 07/01/2029	1,175,000	1,311,223
City of Atlanta GA:
5.000%, 01/01/2025 (Callable 01/30/2023)	225,000	225,310
5.000%, 01/01/2028 (Callable 01/30/2023)	1,000,000	1,001,349
4.000%, 11/01/2038 (Callable 11/01/2027)	2,000,000	1,993,165
City of Monroe GA:
4.000%, 12/01/2036 (Callable 12/01/2030)
(Insured by AGM)	500,000	503,817
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	750,000	751,423
Clayton County Development Authority,
4.000%, 07/01/2031 (Callable 07/01/2027)	495,000	507,293
Cobb County Kennestone Hospital Authority,
5.000%, 04/01/2042 (Callable 04/01/2027)	450,000	456,645
Development Authority for Fulton County:
5.000%, 09/01/2026	575,000	615,281
5.000%, 09/01/2027	565,000	613,241
5.000%, 09/01/2028	625,000	688,394
5.000%, 09/01/2029	500,000	558,612
5.000%, 10/01/2029	1,710,000	1,914,843
5.000%, 09/01/2030	1,000,000	1,133,887
5.000%, 09/01/2031	1,000,000	1,145,262
5.000%, 09/01/2032	1,000,000	1,153,494
Development Authority of Bulloch County:
5.000%, 07/01/2030	405,000	458,213
5.000%, 07/01/2031 (Callable 07/01/2030)	420,000	473,011
5.000%, 07/01/2032 (Callable 07/01/2030)	445,000	498,675
5.000%, 07/01/2033 (Callable 07/01/2030)	465,000	517,943
4.000%, 07/01/2039 (Callable 07/01/2030)	305,000	297,932
Development Authority of Cobb County,
5.000%, 07/15/2028 (Callable 07/15/2027)	305,000	333,167
Development Authority of Monroe County,
1.500%, 01/01/2039
(Mandatory Tender Date 02/03/2025)(1)	3,740,000	3,533,924
Fayette County Hospital Authority,
5.000%, 07/01/2054 (Callable 01/01/2024)
(Mandatory Tender Date 07/01/2024)(1)	975,000	990,378
Gainesville & Hall County Hospital Authority,
5.000%, 02/15/2029 (Callable 02/15/2027)	485,000	512,309
Georgia Housing & Finance Authority,
3.600%, 12/01/2033 (Callable 06/01/2027)	225,000	218,961
Main Street Natural Gas, Inc.:
5.000%, 05/15/2026	1,470,000	1,511,927
5.000%, 05/15/2034 (Callable 05/15/2029)	1,530,000	1,579,152
3.677%, 04/01/2048 (1 Month LIBOR
USD + 0.750%) (Callable 06/01/2023)
(Mandatory Tender Date 09/01/2023)(2)	2,305,000	2,294,765
3.757%, 08/01/2048 (1 Month LIBOR
USD + 0.830%) (Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	3,625,000	3,603,436
4.000%, 03/01/2050 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	10,525,000	10,376,361
4.000%, 07/01/2052 (Callable 06/01/2027)
(Mandatory Tender Date 09/01/2027)(1)	6,515,000	6,461,659
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	13,000,000	12,222,367
5.000%, 12/01/2052 (Callable 03/01/2029)
(Mandatory Tender Date 06/01/2029)(1)	1,000,000	1,032,346
Municipal Electric Authority of Georgia,
0.000%, 01/01/2032	500,000	353,335
Private Colleges & Universities Authority:
5.000%, 06/01/2027	420,000	448,192
5.000%, 06/01/2028	495,000	534,472
5.000%, 06/01/2029	400,000	437,063
4.000%, 06/01/2034 (Callable 06/01/2031)	395,000	400,644
4.000%, 06/01/2035 (Callable 06/01/2031)	500,000	499,313
Troup County School District,
5.000%, 08/01/2024 (Insured by ST AID)	5,025,000	5,194,692
Valdosta Housing Authority,
1.250%, 02/01/2025
(Mandatory Tender Date 02/01/2024)(1)	5,285,000	5,137,544
Total Georgia
(Cost $93,234,462)		88,106,876	3.5%
Hawaii
State of Hawaii,
5.250%, 08/01/2025 (Callable 08/01/2023)	2,500,000	2,525,184
Total Hawaii
(Cost $2,523,444)		2,525,184	0.1%
Idaho
Idaho Housing & Finance Association,
5.000%, 08/15/2026	1,000,000	1,079,597
Total Idaho
(Cost $1,096,907)		1,079,597	0.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois
Adams & Hancock Counties Community
Unit School District No. 4:
4.000%, 12/01/2027 (Callable 12/01/2025)
(Insured by BAM)	$290,000	$299,140
4.000%, 12/01/2029 (Callable 12/01/2025)
(Insured by BAM)	310,000	320,814
4.000%, 12/01/2030 (Callable 12/01/2025)
(Insured by BAM)	325,000	337,207
4.000%, 12/01/2032 (Callable 12/01/2025)
(Insured by BAM)	350,000	363,096
Bourbonnais Township Park District,
4.000%, 12/15/2023 (Insured by BAM)	100,000	100,321
Bureau County Township
High School District No. 502,
4.000%, 12/01/2031 (Pre-refunded to
12/01/2027) (Insured by BAM)	1,330,000	1,415,129
Channahon Park District:
4.000%, 12/15/2031 (Callable 12/15/2029)
(Insured by BAM)	460,000	483,951
4.000%, 12/15/2034 (Callable 12/15/2029)
(Insured by BAM)	510,000	529,750
4.000%, 12/15/2036 (Callable 12/15/2029)
(Insured by BAM)	950,000	960,779
4.000%, 12/15/2038 (Callable 12/15/2029)
(Insured by BAM)	595,000	598,063
Chicago Board of Education:
5.000%, 12/01/2023 (Insured by AGM)	1,000,000	1,014,957
0.000%, 12/01/2025 (Insured by NATL)	500,000	446,923
5.000%, 12/01/2025 (Insured by AGM)	600,000	618,859
5.000%, 12/01/2027 (Insured by AGM)	500,000	524,062
7.000%, 12/01/2044 (Callable 12/01/2025)	1,375,000	1,455,885
6.500%, 12/01/2046 (Callable 12/01/2026)	1,000,000	1,053,998
Chicago Midway International Airport:
5.000%, 01/01/2024	3,240,000	3,284,136
5.000%, 01/01/2029 (Callable 01/01/2026)	2,000,000	2,066,924
Chicago O’Hare International Airport:
5.000%, 01/01/2026	3,500,000	3,644,833
5.000%, 01/01/2029 (Insured by AGM)	660,000	706,979
5.000%, 01/01/2035 (Callable 01/01/2026)	1,540,000	1,606,055
5.000%, 01/01/2036 (Callable 01/01/2032)	335,000	357,010
Chicago Park District:
5.000%, 01/01/2024	580,000	589,887
5.000%, 01/01/2027 (Callable 01/01/2024)	1,000,000	1,014,824
5.000%, 01/01/2028 (Callable 01/01/2024)	1,000,000	1,014,760
Chicago Transit Authority,
5.250%, 12/01/2049 (Callable 12/01/2024)	1,700,000	1,717,520
City of Chicago Heights IL:
4.000%, 12/01/2028 (Insured by BAM)	200,000	210,329
4.000%, 12/01/2029 (Insured by BAM)	250,000	264,104
4.000%, 12/01/2030 (Callable 12/01/2029)
(Insured by BAM)	350,000	370,460
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by BAM)	365,000	384,216
City of Chicago IL:
5.000%, 01/01/2024	250,000	252,664
4.000%, 09/01/2025 (Mandatory Tender
Date 09/01/2024) (Insured by HUD)(1)	1,750,000	1,763,402
0.000%, 01/01/2027 (Insured by NATL)	195,000	167,034
0.000%, 01/01/2028 (Insured by NATL)	2,195,000	1,801,913
5.000%, 11/01/2028 (Callable 11/01/2027)
(Insured by AGM)	625,000	668,686
5.000%, 11/01/2029 (Callable 11/01/2026)	1,810,000	1,882,462
5.000%, 01/01/2030 (Callable 01/01/2024)
(Insured by AGM)	445,000	453,614
4.000%, 11/01/2032 (Callable 11/01/2024)
(Insured by BAM)	200,000	203,545
5.000%, 11/01/2033 (Callable 11/01/2027)
(Insured by AGM)	375,000	398,700
5.000%, 01/01/2034 (Callable 01/01/2024)	1,000,000	1,007,681
5.000%, 11/01/2036 (Callable 11/01/2027)
(Insured by AGM)	260,000	269,670
4.000%, 11/01/2037 (Callable 01/30/2023)	9,000,000	8,852,428
5.000%, 01/01/2039 (Callable 01/01/2024)
(Insured by AGM)	3,220,000	3,237,104
5.000%, 01/01/2044 (Callable 01/01/2024)
(Insured by BAM)	1,000,000	1,002,990
City of Decatur IL:
4.250%, 03/01/2030 (Callable 03/01/2024)
(Insured by BAM)	250,000	254,001
5.000%, 03/01/2034 (Callable 03/01/2026)
(Insured by BAM)	905,000	960,490
City of Springfield IL,
5.000%, 03/01/2029 (Callable 03/01/2025)	4,500,000	4,657,836
Clinton, Bond, Fayette, Etc. Counties
Community College District No. 501,
5.000%, 12/01/2028 (Insured by AGM)	500,000	554,745
Community Unit School District No. 427,
0.000%, 01/01/2026 (Insured by AGM)	1,340,000	1,203,621
Cook County Community Consolidated
School District No. 65,
0.000%, 12/01/2023	200,000	194,018
Cook County Community
High School District No. 217,
4.500%, 12/01/2039 (Callable 12/01/2031)	1,495,000	1,531,813
Cook County School District No. 111,
4.000%, 12/01/2025 (Insured by AGM)	1,000,000	1,032,586
Cook County School District No. 130:
5.000%, 12/01/2027 (Callable 12/01/2025)
(Insured by AGM)	1,210,000	1,285,007
5.000%, 12/01/2028 (Callable 12/01/2025)
(Insured by AGM)	1,000,000	1,060,263
Cook County School District No. 163:
6.000%, 12/15/2025 (Insured by BAM)	430,000	467,981
6.000%, 12/15/2027 (Insured by BAM)	1,150,000	1,312,479
Cook County School District No. 83,
5.625%, 06/01/2033	815,000	953,701
Cook County School District No. 99:
4.000%, 12/01/2028 (Insured by BAM)	1,170,000	1,236,266
4.000%, 12/01/2029 (Insured by BAM)	2,425,000	2,572,668
4.000%, 12/01/2030 (Insured by BAM)	250,000	262,404
County of Cook IL:
5.000%, 11/15/2033 (Callable 11/15/2030)	1,500,000	1,666,096
5.000%, 11/15/2041 (Callable 11/15/2032)	1,890,000	2,009,157
County of Sangamon IL:
3.000%, 12/15/2038 (Callable 12/15/2029)
(Insured by BAM)	825,000	692,418
3.000%, 12/15/2039 (Callable 12/15/2029)
(Insured by BAM)	700,000	575,138
4.000%, 12/15/2040 (Callable 12/15/2029)
(Insured by BAM)	300,000	300,613
3.000%, 12/15/2041 (Callable 12/15/2029)
(Insured by BAM)	600,000	475,180
Crawford Hospital District,
4.000%, 01/01/2031 (Callable 01/01/2029)
(Insured by AGM)	345,000	354,637
DuPage County Community
Unit School District No. 200,
4.000%, 06/01/2038 (Callable 06/01/2026)	100,000	100,190

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
DuPage County High School District No. 87,
5.000%, 01/01/2029 (Callable 01/01/2025)	$315,000	$327,631
DuPage County School District No. 60,
4.000%, 12/30/2036 (Callable 12/30/2027)	1,000,000	1,004,376
Exceptional Children Have Opportunities:
4.000%, 12/01/2034 (Callable 12/01/2029)	765,000	800,073
4.000%, 12/01/2035 (Callable 12/01/2029)	645,000	661,546
Ford, Champaign Counties Community
Unit School District No. 10,
5.000%, 12/01/2027 (Callable 12/01/2026)
(Insured by AGM)	600,000	651,647
Hampshire Special Service Area No. 13:
3.250%, 03/01/2032 (Callable 03/01/2027)
(Insured by BAM)	165,000	156,104
3.300%, 03/01/2033 (Callable 03/01/2027)
(Insured by BAM)	175,000	165,144
3.350%, 03/01/2034 (Callable 03/01/2027)
(Insured by BAM)	185,000	174,513
3.400%, 03/01/2035 (Callable 03/01/2027)
(Insured by BAM)	195,000	181,227
3.450%, 03/01/2036 (Callable 03/01/2027)
(Insured by BAM)	205,000	188,463
3.500%, 03/01/2037 (Callable 03/01/2027)
(Insured by BAM)	100,000	90,839
Henry & Whiteside Counties Community
Unit School District No. 228,
5.000%, 08/15/2031 (Callable 08/15/2025)
(Insured by AGM)	270,000	284,114
Hoffman Estates Park District:
5.000%, 12/01/2040 (Callable 12/01/2030)
(Insured by BAM)	5,000,000	5,379,611
4.000%, 12/01/2044 (Callable 12/01/2024)	800,000	784,244
Huntley Area Public Library District,
5.000%, 02/01/2037 (Callable 02/01/2029)	500,000	544,383
Illinois Development Finance Authority:
0.000%, 07/15/2025 (ETM)	2,000,000	1,839,808
2.450%, 11/15/2039 (Mandatory Tender
Date 03/03/2026)(1)	1,125,000	1,099,407
Illinois Educational Facilities Authority,
4.000%, 11/01/2036 (Callable 01/30/2023)	1,065,000	1,067,353
Illinois Finance Authority:
5.000%, 10/01/2023	105,000	105,269
5.000%, 11/01/2024	1,100,000	1,121,242
5.000%, 01/01/2029
(Pre-refunded to 01/01/2027)	475,000	514,281
5.000%, 02/15/2029 (Callable 02/15/2027)	3,275,000	3,516,521
5.000%, 10/01/2030 (Callable 10/01/2026)	140,000	148,519
5.000%, 11/15/2031 (Callable 11/15/2025)	1,000,000	1,036,521
4.000%, 12/15/2032 (Callable 12/15/2029)	625,000	646,629
4.000%, 05/15/2034 (Callable 05/15/2026)	300,000	301,731
4.217%, 11/01/2034 (SOFR + 1.200%)
(Callable 03/01/2025)
(Mandatory Tender Date 09/01/2025)(2)	7,890,000	7,872,659
5.000%, 02/15/2036 (Callable 02/15/2027)	1,405,000	1,480,766
4.000%, 12/01/2040 (Callable 12/01/2027)	270,000	264,204
4.000%, 09/01/2041 (Callable 09/01/2026)	240,000	218,267
5.000%, 10/01/2041 (Callable 10/01/2026)	1,400,000	1,439,702
4.000%, 12/01/2042 (Callable 12/01/2027)	275,000	269,399
6.000%, 07/01/2043 (Callable 07/01/2023)	1,000,000	1,011,571
Illinois Housing Development Authority:
2.375%, 04/01/2025 (Mandatory Tender
Date 04/01/2024) (Insured by HUD)(1)	3,535,000	3,491,327
4.000%, 09/01/2025 (Mandatory Tender
Date 09/01/2024) (Insured by HUD)(1)	1,000,000	1,006,695
3.100%, 02/01/2035 (Callable 02/01/2026)	580,000	549,317
4.000%, 03/01/2043 (Callable 08/01/2024)
(Mandatory Tender Date 12/01/2024)(1)	2,800,000	2,811,539
2.450%, 06/01/2043 (Callable 01/30/2023)
(Insured by GNMA)	315,490	252,811
2.830%, 05/15/2050
(SIFMA Municipal Swap Index + 1.000%)
(Callable 11/15/2024)
(Mandatory Tender Date 05/15/2025)(2)	425,000	425,382
6.250%, 10/01/2052 (Callable 04/01/2032)
(Insured by GNMA)	7,245,000	7,940,293
Illinois Sports Facilities Authority:
5.000%, 06/15/2028	1,900,000	1,927,393
5.000%, 06/15/2029	1,750,000	1,777,254
5.000%, 06/15/2029 (Insured by BAM)	2,500,000	2,645,221
5.000%, 06/15/2030 (Callable 06/15/2029)
(Insured by BAM)	1,280,000	1,354,590
Illinois State Toll Highway Authority:
5.000%, 12/01/2032 (Callable 01/01/2026)	645,000	680,626
5.000%, 01/01/2036 (Callable 01/01/2025)	2,100,000	2,169,158
5.000%, 01/01/2038 (Callable 01/01/2025)	2,750,000	2,809,059
5.000%, 01/01/2045 (Callable 01/01/2031)	1,895,000	1,997,101
Illinois State University,
5.000%, 04/01/2031 (Callable 04/01/2028)
(Insured by AGM)	500,000	554,050
Jo Daviess County Community
Unit School District No. 119:
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by AGM)	345,000	361,295
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by AGM)	280,000	292,455
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	380,000	389,616
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	310,000	317,014
4.000%, 12/01/2039 (Callable 12/01/2028)
(Insured by AGM)	285,000	290,767
4.000%, 12/01/2039 (Callable 12/01/2028)
(Insured by AGM)	230,000	232,455
4.000%, 12/01/2041 (Callable 12/01/2028)
(Insured by AGM)	305,000	310,105
Joliet Park District:
4.000%, 02/01/2030 (Callable 02/01/2024)
(Insured by BAM)	250,000	253,219
4.000%, 02/01/2033 (Callable 02/01/2023)
(Insured by AGM)	315,000	315,305
Kane & DeKalb Counties Community
Unit School District No. 301:
0.000%, 12/01/2023 (Insured by NATL)	1,835,000	1,780,112
5.000%, 01/01/2031 (Callable 01/01/2027)	565,000	608,105
Kankakee County School District No. 111,
4.000%, 01/01/2025 (Insured by BAM)	480,000	489,931
Kendall Kane & Will Counties Community
Unit School District No. 308:
5.000%, 02/01/2027 (Insured by BAM)	1,410,000	1,519,818
5.000%, 02/01/2028 (Insured by BAM)	3,060,000	3,350,143
4.750%, 10/01/2031 (Callable 10/01/2023)	1,000,000	1,006,719
Knox & Warren Counties Community
Unit School District No. 205:
4.000%, 01/01/2034 (Callable 01/01/2028)
(Insured by BAM)	855,000	876,674
4.000%, 01/01/2036 (Callable 01/01/2028)
(Insured by BAM)	920,000	934,044
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Lake County Community
Unit School District No. 187,
4.000%, 01/01/2035 (Callable 01/01/2027)
(Insured by BAM)	$1,190,000	$1,207,645
Lake County Consolidated
High School District No. 120:
5.500%, 12/01/2037 (Callable 12/01/2032)	750,000	837,915
5.500%, 12/01/2038 (Callable 12/01/2032)	840,000	935,731
5.500%, 12/01/2040 (Callable 12/01/2032)	1,510,000	1,666,986
5.500%, 12/01/2041 (Callable 12/01/2032)	890,000	981,311
Lake County School District No. 33:
0.000%, 12/01/2026 (Insured by XLCA)	525,000	453,947
0.000%, 12/01/2028 (Insured by XLCA)	335,000	267,334
Lake County Township
High School District No. 113,
4.000%, 01/01/2032 (Callable 01/01/2029)	4,130,000	4,265,839
Macon & De Witt Counties Community
Unit School District No. 2:
4.000%, 12/01/2036 (Callable 12/01/2030)
(Insured by AGM)	835,000	844,173
4.000%, 12/01/2037 (Callable 12/01/2030)
(Insured by AGM)	400,000	405,683
4.000%, 12/01/2044 (Callable 12/01/2030)
(Insured by AGM)	2,650,000	2,556,482
Macon County School District No. 61:
4.000%, 12/01/2034 (Callable 12/01/2028)
(Insured by AGM)	150,000	153,861
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by AGM)	200,000	201,996
5.000%, 12/01/2040 (Callable 12/01/2028)
(Insured by AGM)	580,000	605,094
4.000%, 01/01/2045 (Callable 01/01/2027)
(Insured by AGM)	3,000,000	2,859,601
Madison & Jersey Counties
Unit School District No. 11,
5.000%, 03/01/2028 (Callable 03/01/2027)
(Insured by BAM)	1,185,000	1,276,328
Madison County Community
Unit School District No. 8:
4.000%, 12/01/2035 (Callable 12/01/2028)
(Insured by BAM)	1,000,000	1,024,457
4.000%, 12/01/2037 (Callable 12/01/2028)
(Insured by BAM)	1,740,000	1,747,303
4.000%, 12/01/2039 (Callable 12/01/2028)
(Insured by BAM)	1,000,000	1,003,325
Madison, Bond, Etc. Counties Community
Unit School District No. 5:
5.500%, 02/01/2036 (Callable 02/01/2030)
(Insured by AGM)	975,000	1,096,607
5.500%, 02/01/2037 (Callable 02/01/2030)
(Insured by AGM)	380,000	424,194
5.500%, 02/01/2041 (Callable 02/01/2030)
(Insured by AGM)	1,720,000	1,888,485
5.500%, 02/01/2042 (Callable 02/01/2030)
(Insured by AGM)	550,000	602,480
Metropolitan Pier & Exposition Authority:
5.500%, 12/15/2023 (Insured by NATL)	55,000	55,698
0.000%, 06/15/2029 (Insured by NATL)	1,400,000	1,085,227
0.000%, 12/15/2034 (Insured by NATL)	9,555,000	5,573,723
Northern Illinois University:
5.000%, 10/01/2029 (Insured by BAM)	300,000	324,518
4.000%, 10/01/2033 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	1,003,636
4.000%, 10/01/2034 (Callable 04/01/2031)
(Insured by BAM)	935,000	930,744
4.000%, 10/01/2035 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	984,180
4.000%, 10/01/2038 (Callable 04/01/2031)
(Insured by BAM)	1,000,000	952,144
4.000%, 10/01/2039 (Callable 04/01/2031)
(Insured by BAM)	1,700,000	1,600,351
4.000%, 10/01/2040 (Callable 04/01/2031)
(Insured by BAM)	400,000	370,905
4.000%, 10/01/2041 (Callable 04/01/2031)
(Insured by BAM)	425,000	389,335
4.000%, 10/01/2043 (Callable 04/01/2031)
(Insured by BAM)	625,000	564,071
Ogle & Winnebago Counties Community
Unit School District No. 223,
5.000%, 12/01/2023 (Insured by BAM)	415,000	421,207
Peoria City School District No. 150,
5.000%, 01/01/2026 (Insured by BAM)	330,000	350,011
Regional Transportation Authority,
5.750%, 06/01/2029 (Insured by AGM)	5,000,000	5,706,141
Richland County Community
Unit School District No. 1,
5.000%, 12/01/2030 (Pre-refunded to
12/01/2024) (Insured by AGM)	155,000	161,358
Rock Island County School District No. 41:
5.500%, 12/01/2038 (Callable 12/01/2031)
(Insured by AGM)	1,405,000	1,584,134
5.500%, 12/01/2039 (Callable 12/01/2031)
(Insured by AGM)	1,645,000	1,845,874
5.500%, 12/01/2040 (Callable 12/01/2031)
(Insured by AGM)	1,665,000	1,859,068
Sangamon & Morgan Counties Community
Unit School District No. 16,
5.500%, 12/01/2042 (Callable 12/01/2030)
(Insured by AGM)	895,000	978,181
Sangamon County School District No. 186,
4.000%, 02/01/2035 (Callable 02/01/2032)
(Insured by AGM)	1,500,000	1,538,761
Southwestern Illinois Development Authority,
0.000%, 12/01/2023 (Insured by AGM)	100,000	96,749
St. Clair County Community
Unit School District No. 187,
4.000%, 01/01/2028 (ETM)
(Insured by AGM)	70,000	74,181
St. Clair County High School District No. 201:
4.000%, 02/01/2029 (Callable 02/01/2028)
(Insured by BAM)	1,375,000	1,434,534
4.000%, 02/01/2030 (Callable 02/01/2028)
(Insured by BAM)	1,335,000	1,394,572
4.000%, 02/01/2031 (Callable 02/01/2028)
(Insured by BAM)	1,475,000	1,538,559
State of Illinois:
5.000%, 06/15/2023	1,770,000	1,781,921
5.000%, 04/01/2024 (Callable 04/01/2023)	3,350,000	3,360,315
5.000%, 05/01/2024	285,000	289,401
5.000%, 11/01/2024	380,000	387,207
5.000%, 03/01/2025	7,000,000	7,147,363
5.000%, 10/01/2025	5,000,000	5,123,087
5.000%, 11/01/2026	3,000,000	3,092,375
5.000%, 01/01/2029 (Callable 01/01/2026)	1,005,000	1,022,854
5.500%, 07/01/2033 (Callable 07/01/2023)	410,000	411,453
4.000%, 06/15/2038 (Callable 06/15/2028)
(Insured by BAM)	2,500,000	2,463,382

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Tazewell County School District No. 51,
9.000%, 12/01/2026 (Insured by NATL)	$1,060,000	$1,299,203
Town of Cicero IL:
4.000%, 01/01/2028 (Insured by BAM)	1,265,000	1,293,585
4.000%, 01/01/2029 (Insured by BAM)	815,000	829,527
University of Illinois,
5.000%, 04/01/2044 (Callable 04/01/2024)	685,000	687,832
Upper Illinois River Valley
Development Authority:
5.000%, 12/01/2023	700,000	707,397
5.000%, 12/01/2024	585,000	599,014
4.000%, 01/01/2031
(Callable 01/01/2027)(3)	245,000	219,434
5.000%, 01/01/2045
(Callable 01/01/2027)(3)	615,000	524,429
Village of Bartlett IL,
3.000%, 12/01/2033 (Callable 12/01/2028)	450,000	439,483
Village of Buffalo Grove IL,
4.000%, 12/30/2042 (Callable 12/30/2032)	1,170,000	1,168,259
Village of Cary IL,
4.000%, 12/15/2038 (Callable 12/15/2029)	750,000	736,585
Village of Crestwood IL:
4.000%, 12/15/2027 (Callable 12/15/2025)
(Insured by BAM)	330,000	336,783
5.000%, 12/15/2031 (Callable 12/15/2023)
(Insured by BAM)	605,000	612,803
Village of Franklin Park IL,
4.000%, 07/01/2029 (Callable 07/01/2025)
(Insured by AGM)	450,000	464,335
Village of Hillside IL,
5.000%, 01/01/2030 (Callable 01/01/2027)	2,690,000	2,646,271
Village of Matteson IL:
4.000%, 12/01/2028 (Insured by BAM)	300,000	312,728
4.000%, 12/01/2030 (Insured by BAM)	300,000	315,597
Village of McCook IL,
5.000%, 12/01/2027 (Callable 12/01/2026)
(Insured by AGM)	1,865,000	1,963,372
Village of Minooka IL,
2.540%, 12/01/2034 (Callable 12/01/2029)
(Insured by AGM)	220,000	182,155
Village of River Grove IL:
4.000%, 12/15/2027 (Callable 12/15/2026)
(Insured by BAM)	135,000	138,105
4.000%, 12/15/2028 (Callable 12/15/2026)
(Insured by BAM)	205,000	209,613
4.000%, 12/15/2035 (Callable 12/15/2030)
(Insured by BAM)	250,000	255,924
4.000%, 12/15/2038 (Callable 12/15/2030)
(Insured by BAM)	795,000	801,509
Village of Romeoville IL,
5.000%, 10/01/2042 (Callable 04/01/2025)	100,000	93,208
Village of Rosemont IL,
5.000%, 12/01/2046 (Callable 12/01/2026)
(Insured by AGM)	130,000	136,259
Village of Stone Park IL:
4.750%, 02/01/2029 (Callable 02/01/2023)
(Insured by BAM)	230,000	230,323
4.750%, 02/01/2031 (Callable 02/01/2023)
(Insured by BAM)	310,000	310,431
4.750%, 02/01/2032 (Callable 02/01/2023)
(Insured by BAM)	275,000	275,375
4.750%, 02/01/2033 (Callable 02/01/2023)
(Insured by BAM)	190,000	190,253
5.000%, 02/01/2035 (Callable 02/01/2029)
(Insured by BAM)	300,000	328,084
5.000%, 02/01/2036 (Callable 02/01/2029)
(Insured by BAM)	225,000	244,032
4.000%, 02/01/2038 (Callable 02/01/2029)
(Insured by BAM)	150,000	142,417
Whiteside & Lee Counties Community
Unit School District No. 5:
4.000%, 12/01/2028 (Insured by AGM)	535,000	564,113
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by AGM)	630,000	665,573
4.000%, 12/01/2032 (Callable 12/01/2029)
(Insured by AGM)	500,000	527,561
4.000%, 12/01/2033 (Callable 12/01/2029)
(Insured by AGM)	685,000	719,358
Will County Community
High School District No. 210:
0.000%, 01/01/2023 (Insured by AGM)	215,000	215,000
0.000%, 01/01/2026 (Insured by AGM)	265,000	239,856
0.000%, 01/01/2027 (Insured by BAM)	1,120,000	977,210
0.000%, 01/01/2027 (Insured by AGM)	115,000	100,339
0.000%, 01/01/2028 (Insured by BAM)	1,140,000	957,177
0.000%, 01/01/2028 (Insured by AGM)	180,000	151,133
0.000%, 01/01/2028	60,000	50,131
0.000%, 01/01/2029	145,000	116,295
5.000%, 01/01/2030 (Callable 01/01/2023)	1,000,000	1,000,000
5.000%, 01/01/2031 (Callable 01/01/2023)	3,400,000	3,400,000
0.000%, 01/01/2032	110,000	77,392
0.000%, 01/01/2033 (Insured by BAM)	825,000	559,908
4.000%, 01/01/2034 (Callable 01/01/2029)
(Insured by AGM)	410,000	415,878
Will County Community
Unit School District No. 201-U:
4.000%, 01/01/2033 (Callable 01/01/2028)
(Insured by AGM)	745,000	776,452
4.000%, 01/01/2034 (Callable 01/01/2028)
(Insured by AGM)	785,000	815,859
4.000%, 01/01/2035 (Callable 01/01/2028)
(Insured by AGM)	480,000	494,744
Winnebago & Boone Counties Community
High School District No. 207,
4.000%, 02/01/2036 (Callable 02/01/2027)
(Insured by BAM)	1,000,000	1,028,603
Total Illinois
(Cost $280,258,883)		274,248,433	11.0%
Indiana
Ball State University,
5.000%, 07/01/2035 (Callable 07/01/2028)	500,000	539,168
Bloomington Redevelopment District:
5.000%, 02/01/2025	325,000	338,195
5.000%, 08/01/2025	335,000	352,068
5.250%, 08/01/2036 (Callable 08/01/2029)	3,450,000	3,848,585
5.250%, 08/01/2036 (Callable 08/01/2029)	1,600,000	1,784,851
City of Jeffersonville IN,
5.000%, 01/01/2030 (Callable 01/01/2028)
(Insured by BAM)	325,000	360,107
City of Kendallville IN,
3.500%, 11/01/2024 (Mandatory Tender
Date 11/01/2023) (Insured by HUD)(1)	5,000,000	4,984,628
City of Lawrence IN,
5.000%, 01/01/2027 (Insured by BAM)	385,000	415,176
City of Rockport IN,
3.125%, 07/01/2025	2,750,000	2,701,997
Elkhart County Building Corp.:
4.000%, 06/01/2026 (Insured by BAM)	1,795,000	1,863,566
4.000%, 12/01/2026 (Insured by BAM)	1,830,000	1,908,916

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Elkhart County Building Corp.: (cont.)
4.000%, 06/01/2027 (Insured by BAM)	$1,870,000	$1,959,009
4.000%, 12/01/2027 (Insured by BAM)	1,900,000	1,999,287
Evansville Waterworks District:
5.000%, 07/01/2042 (Callable 01/01/2032)
(Insured by BAM)	900,000	982,978
5.000%, 07/01/2047 (Callable 01/01/2032)
(Insured by BAM)	2,150,000	2,303,624
4.250%, 01/01/2049 (Callable 01/01/2032)
(Insured by BAM)	750,000	739,911
Fishers Town Hall Building Corp.:
5.500%, 07/15/2038 (Callable 07/15/2032)	1,000,000	1,140,944
5.500%, 01/15/2042 (Callable 07/15/2032)	970,000	1,092,467
Franklin Township-Marion County
Multiple School Building Corp.,
5.000%, 01/15/2035 (Callable 01/15/2023)
(Insured by ST AID)	505,000	505,286
Greater Clark Building Corp.:
6.000%, 07/15/2034 (Callable 07/15/2032)
(Insured by ST AID)	1,120,000	1,374,396
6.000%, 01/15/2042 (Callable 07/15/2032)
(Insured by ST AID)	1,000,000	1,195,652
Hammond Multi-School Building Corp.:
4.500%, 07/15/2026 (Callable 01/15/2024)
(Insured by ST AID)	625,000	636,716
5.000%, 07/15/2034 (Callable 01/15/2028)
(Insured by ST AID)	2,000,000	2,144,505
5.000%, 07/15/2038 (Callable 01/15/2028)
(Insured by ST AID)	3,105,000	3,233,830
Hammond Sanitary District:
5.000%, 07/15/2026 (Insured by BAM)	610,000	654,739
5.000%, 01/15/2028 (Callable 07/15/2027)
(Insured by BAM)	315,000	345,660
Indiana Finance Authority:
5.000%, 10/01/2023	180,000	181,180
5.000%, 07/01/2027	1,445,000	1,521,510
5.000%, 09/01/2027	1,595,000	1,636,144
5.000%, 10/01/2027	245,000	257,406
5.000%, 07/01/2028	1,515,000	1,605,558
5.000%, 09/01/2028	1,675,000	1,718,450
5.000%, 10/01/2028 (Callable 10/01/2027)	1,000,000	1,049,569
5.000%, 10/01/2029	220,000	233,919
5.250%, 02/01/2030 (Callable 08/01/2025)	525,000	552,711
2.500%, 11/01/2030	2,825,000	2,407,109
4.250%, 11/01/2030	3,000,000	2,895,440
5.000%, 10/01/2031	250,000	268,295
5.000%, 10/01/2033 (Callable 10/01/2031)	170,000	180,914
4.000%, 05/01/2035
(Pre-refunded to 05/01/2023)	290,000	290,979
3.750%, 10/01/2037 (Callable 10/01/2023)	380,000	329,411
3.750%, 10/01/2042 (Callable 10/01/2023)	220,000	177,394
7.000%, 11/15/2043 (Callable 11/15/2023)	2,750,000	2,822,793
4.000%, 10/01/2052 (Callable 04/01/2032)	2,500,000	2,294,359
Indiana Housing & Community
Development Authority:
2.000%, 04/01/2025
(Mandatory Tender Date 04/01/2024)(1)	3,250,000	3,191,293
5.000%, 07/01/2053 (Callable 01/01/2032)
(Insured by GNMA)	2,080,000	2,172,280
Indiana Municipal Power Agency,
5.000%, 01/01/2032 (Callable 01/01/2025)	1,000,000	1,034,208
Indianapolis Board of School Commissioners:
5.000%, 01/15/2024 (Insured by ST AID)	325,000	331,603
5.000%, 01/15/2025 (Insured by ST AID)	515,000	536,379
5.000%, 01/15/2026 (Insured by ST AID)	875,000	929,492
Indianapolis Local Public
Improvement Bond Bank:
5.000%, 01/01/2033
(Pre-refunded to 01/01/2025)	500,000	522,519
5.000%, 02/01/2049 (Callable 02/01/2029)	1,000,000	1,042,107
5.000%, 02/01/2054 (Callable 02/01/2029)	1,885,000	1,959,500
IPS Multi-School Building Corp.,
5.000%, 07/15/2026 (Callable 01/15/2025)
(Insured by ST AID)	925,000	961,913
Kankakee Valley Middle School Building Corp.,
5.000%, 01/15/2029 (Insured by ST AID)	1,000,000	1,117,981
Mount Vernon of Hancock County
Multi-School Building Corp.:
5.500%, 07/15/2032 (Callable 07/15/2031)
(Insured by ST AID)	700,000	823,382
5.500%, 07/15/2034 (Callable 07/15/2031)
(Insured by ST AID)	200,000	233,062
5.500%, 07/15/2035 (Callable 07/15/2031)
(Insured by ST AID)	400,000	462,465
5.500%, 07/15/2036 (Callable 07/15/2031)
(Insured by ST AID)	750,000	861,670
5.500%, 07/15/2038 (Callable 07/15/2031)
(Insured by ST AID)	840,000	955,066
5.500%, 07/15/2039 (Callable 07/15/2031)
(Insured by ST AID)	1,000,000	1,131,727
5.500%, 07/15/2040 (Callable 07/15/2031)
(Insured by ST AID)	750,000	844,729
5.500%, 01/15/2042 (Callable 07/15/2031)
(Insured by ST AID)	1,000,000	1,118,159
Plainfield Redevelopment Authority,
3.000%, 08/01/2024 (Insured by ST AID)	360,000	356,192
South Montgomery Community School Corp.:
5.000%, 01/15/2024 (Insured by ST AID)	475,000	481,267
5.000%, 07/15/2024 (Insured by ST AID)	585,000	596,740
5.000%, 01/15/2025 (Insured by ST AID)	300,000	308,031
5.000%, 07/15/2025 (Insured by ST AID)	335,000	345,968
5.000%, 01/15/2026 (Insured by ST AID)	250,000	259,303
Taylor Community School Building Corp.,
0.000%, 07/15/2029 (Callable 07/15/2025)
(Insured by ST AID)	360,000	282,620
Tri-Creek 2002 High School Building Corp.,
4.000%, 07/15/2039 (Callable 07/15/2028)
(Insured by ST AID)	345,000	351,582
Westfield High School Building Corp.:
5.000%, 01/15/2029 (Callable 01/15/2026)
(Insured by ST AID)	250,000	265,270
5.000%, 01/15/2030 (Callable 01/15/2026)
(Insured by ST AID)	300,000	318,235
Wheeler-Union Township School Building Corp.,
5.000%, 01/15/2042 (Callable 07/15/2030)
(Insured by ST AID)	1,225,000	1,316,249
Total Indiana
(Cost $87,263,927)		84,940,394	3.4%
Iowa
City of Ames IA,
4.000%, 06/15/2035 (Callable 06/15/2026)	1,510,000	1,516,809
City of Coralville IA:
4.000%, 05/01/2023	280,000	279,369
4.000%, 06/01/2023	135,000	134,635
4.000%, 05/01/2024	560,000	554,612
3.000%, 06/01/2024	290,000	283,197
4.000%, 05/01/2030 (Callable 05/01/2029)	1,000,000	1,000,194
3.000%, 05/01/2033 (Callable 05/01/2029)	1,000,000	881,352

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
County of Carroll IA,
5.000%, 06/01/2035 (Callable 06/01/2027)	$645,000	$703,060
Iowa Finance Authority:
4.000%, 05/15/2023	200,000	199,330
4.000%, 05/15/2024	250,000	246,699
5.000%, 01/01/2028 (Insured by GNMA)	930,000	1,010,570
7.500%, 01/01/2032
(Callable 01/01/2030)(3)	2,500,000	2,396,272
3.500%, 01/01/2047 (Callable 07/01/2026)
(Insured by GNMA)	1,000,000	991,545
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	1,400,000	1,404,404
3.570%, 05/15/2056 (SOFR + 0.550%)
(Callable 05/15/2025)
(Mandatory Tender Date 05/15/2026)(2)	2,000,000	1,888,844
Iowa Higher Education Loan Authority:
3.000%, 04/01/2029	870,000	839,019
5.000%, 10/01/2029	1,160,000	1,224,946
3.000%, 04/01/2030	650,000	622,934
3.000%, 04/01/2031	525,000	496,748
5.000%, 10/01/2034 (Callable 10/01/2030)	300,000	311,910
5.000%, 10/01/2035 (Callable 10/01/2030)	360,000	371,616
5.000%, 10/01/2036 (Callable 10/01/2030)	365,000	374,774
4.750%, 10/01/2042 (Callable 10/01/2030)	750,000	726,511
PEFA, Inc.,
5.000%, 09/01/2049 (Callable 06/01/2026)
(Mandatory Tender Date 09/01/2026)(1)	3,750,000	3,839,469
Southern Iowa Rural Water Association,
3.000%, 12/01/2032 (Callable 12/01/2028)
(Insured by AGM)	1,030,000	980,612
Total Iowa
(Cost $24,351,786)		23,279,431	0.9%
Kansas
City of Derby KS,
3.900%, 03/01/2037 (Callable 03/01/2025)	400,000	393,566
City of Goddard KS,
3.500%, 06/01/2034 (Callable 01/20/2023)	1,420,000	1,226,375
City of Manhattan KS,
4.000%, 06/01/2027 (Callable 06/01/2025)	1,325,000	1,320,836
City of Wichita KS,
4.000%, 09/01/2038 (Callable 09/01/2027)	1,540,000	1,524,825
County of Pottawatomie KS,
2.750%, 10/01/2023 (Callable 06/01/2023)	7,800,000	7,763,095
Kansas Power Pool:
4.000%, 12/01/2038 (Callable 12/01/2029)	700,000	692,793
4.000%, 12/01/2040 (Callable 12/01/2029)	1,095,000	1,067,385
Wabaunsee County Unified School District No. 330:
5.500%, 09/01/2042 (Callable 09/01/2031)
(Insured by BAM)	750,000	824,066
5.500%, 09/01/2047 (Callable 09/01/2031)
(Insured by BAM)	750,000	810,832
Wyandotte County Unified
School District No. 203,
4.000%, 09/01/2048 (Callable 09/01/2028)	1,000,000	936,134
Total Kansas
(Cost $17,288,933)		16,559,907	0.7%
Kentucky
City of Versailles KY,
3.000%, 08/15/2026 (Callable 08/15/2024)	3,000,000	2,991,402
County of Leslie KY,
4.000%, 02/01/2052 (Callable 02/01/2030)	2,085,000	1,850,496
Kentucky Economic Development
Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	420,000	380,776
0.000%, 10/01/2026 (Insured by NATL)	665,000	580,940
0.000%, 10/01/2027 (Insured by NATL)	710,000	596,681
0.000%, 10/01/2028 (Insured by NATL)	870,000	703,464
Kentucky Housing Corp.,
5.850%, 04/01/2048 (Callable 01/30/2023)
(Mandatory Tender Date 04/01/2023)(1)	1,625,980	1,627,129
Kentucky Public Energy Authority:
4.000%, 08/01/2027	550,000	542,304
4.000%, 12/01/2050 (Callable 03/01/2026)
(Mandatory Tender Date 06/01/2026)(1)	1,715,000	1,697,675
Kentucky Public Transportation
Infrastructure Authority,
6.000%, 07/01/2053
(Pre-refunded to 07/01/2023)	1,500,000	1,517,576
Kentucky State University:
5.000%, 11/01/2031 (Insured by BAM)	365,000	422,068
4.000%, 11/01/2033 (Callable 11/01/2031)
(Insured by BAM)	260,000	275,449
4.000%, 11/01/2035 (Callable 11/01/2031)
(Insured by BAM)	270,000	280,752
4.000%, 11/01/2038 (Callable 11/01/2031)
(Insured by BAM)	325,000	321,608
4.000%, 11/01/2041 (Callable 11/01/2031)
(Insured by BAM)	250,000	243,716
4.000%, 11/01/2051 (Callable 11/01/2031)
(Insured by BAM)	525,000	477,562
4.000%, 11/01/2056 (Callable 11/01/2031)
(Insured by BAM)	500,000	446,473
Louisville & Jefferson County
Metropolitan Government,
5.750%, 10/01/2038 (Callable 10/01/2023)	11,770,000	11,919,526
Paducah Electric Plant Board,
5.000%, 10/01/2032 (Callable 10/01/2026)
(Insured by AGM)	1,000,000	1,078,533
Paducah Independent School
District Finance Corp.,
3.500%, 09/01/2033 (Callable 09/01/2026)
(Insured by ST AID)	300,000	296,508
Rural Water Financing Agency,
3.100%, 11/01/2024 (Callable 05/01/2023)	1,400,000	1,379,999
Total Kentucky
(Cost $30,858,338)		29,630,637	1.2%
Louisiana
City of Pineville LA:
4.000%, 05/01/2027 (Insured by BAM)	240,000	251,348
4.000%, 05/01/2032 (Insured by BAM)	290,000	308,115
4.000%, 05/01/2034 (Callable 05/01/2032)
(Insured by BAM)	400,000	416,616
4.000%, 05/01/2037 (Callable 05/01/2032)
(Insured by BAM)	325,000	327,876
4.000%, 05/01/2047 (Callable 05/01/2032)
(Insured by BAM)	1,000,000	954,607
4.000%, 05/01/2051 (Callable 05/01/2032)
(Insured by BAM)	1,550,000	1,457,028
City of Shreveport LA,
5.000%, 08/01/2023 (Insured by BAM)	350,000	353,232
Louisiana Housing Corp.:
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	3,274,000	3,258,334
4.500%, 12/01/2047 (Callable 12/01/2027)	110,000	111,321
Louisiana Local Government
Environmental Facilities &
Community Development Authority:
5.000%, 10/01/2023 (Insured by BAM)	200,000	202,940
5.000%, 10/01/2024 (Insured by BAM)	100,000	103,513

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Louisiana Public Facilities Authority:
0.000%, 10/01/2024(5)	$125,000	$120,760
0.000%, 10/01/2031(5)	2,105,000	2,118,447
0.000%, 10/01/2033(5)	2,000,000	2,013,343
5.000%, 07/01/2051 (Callable 07/01/2026)	2,500,000	2,523,283
Louisiana Stadium & Exposition District,
5.000%, 07/01/2028 (Callable 07/01/2023)	1,000,000	1,005,817
Louisiana State University &
Agricultural & Mechanical College:
5.000%, 07/01/2028 (Callable 07/01/2026)	4,200,000	4,431,631
5.000%, 07/01/2030 (Callable 07/01/2026)
(Insured by BAM)	380,000	400,670
Morehouse Parish Hospital
Service District No. 1,
4.000%, 10/01/2028 (Callable 10/01/2027)	660,000	636,729
Parish of St. John the Baptist LA:
5.000%, 03/01/2031 (Callable 03/01/2029)	385,000	424,890
5.000%, 03/01/2032 (Callable 03/01/2029)	500,000	549,772
St. Tammany Parish Hospital
Service District No. 1:
5.000%, 07/01/2036 (Callable 07/01/2028)	1,745,000	1,797,684
5.000%, 07/01/2038 (Callable 07/01/2028)	855,000	874,382
Tangipahoa Parish School Board,
4.000%, 03/01/2041 (Callable 03/01/2031)
(Insured by AGM)	500,000	487,526
Terrebonne Parish Consolidated Government,
0.000%, 04/01/2034 (Insured by AGM)	715,000	467,784
Total Louisiana
(Cost $26,379,534)		25,597,648	1.0%
Maine
City of Portland ME,
5.000%, 01/01/2031 (Callable 01/01/2026)	1,090,000	1,135,129
Maine Health & Higher Educational
Facilities Authority:
4.000%, 07/01/2037 (Callable 07/01/2029)
(Insured by ST AID)	230,000	227,471
5.000%, 07/01/2038 (Callable 07/01/2030)
(Insured by ST AID)	1,530,000	1,609,074
5.000%, 07/01/2046 (Callable 07/01/2026)	250,000	247,958
Maine State Housing Authority:
3.625%, 11/15/2039 (Callable 11/15/2024)	2,255,000	2,095,203
3.500%, 11/15/2045 (Callable 05/15/2025)	40,000	39,736
4.000%, 11/15/2045 (Callable 11/15/2025)	90,000	89,915
3.500%, 11/15/2046 (Callable 11/15/2025)	5,000	4,976
3.500%, 11/15/2047 (Callable 11/15/2026)	350,000	346,925
4.000%, 11/15/2049 (Callable 05/15/2028)	280,000	280,324
4.000%, 11/15/2050 (Callable 05/15/2029)	755,000	757,002
5.000%, 11/15/2052 (Callable 11/15/2031)	3,965,000	4,134,337
5.000%, 11/15/2052 (Callable 11/15/2031)	1,515,000	1,581,082
Total Maine
(Cost $13,081,009)		12,549,132	0.5%
Maryland
County of Baltimore MD:
3.000%, 09/01/2027 (Callable 01/20/2023)	1,000,000	1,000,045
4.000%, 09/01/2032 (Callable 09/01/2031)	350,000	368,461
4.000%, 09/01/2033 (Callable 09/01/2031)	230,000	237,774
4.000%, 09/01/2036 (Callable 09/01/2031)	135,000	136,098
Maryland Community
Development Administration:
3.250%, 08/01/2024 (Insured by GNMA)	5,970,000	5,848,101
4.050%, 10/01/2024	4,000,000	4,008,855
4.600%, 12/01/2024	10,000,000	10,018,326
4.700%, 03/01/2046 (Callable 03/01/2031)
(Insured by GNMA)	2,250,000	2,234,237
3.500%, 03/01/2050 (Callable 03/01/2029)	815,000	806,199
5.000%, 09/01/2052 (Callable 03/01/2031)
(Insured by GNMA)	7,900,000	8,232,156
Maryland Health & Higher Educational
Facilities Authority:
5.000%, 01/01/2028	300,000	315,078
4.000%, 01/01/2029	980,000	982,803
5.000%, 01/01/2029	290,000	306,170
5.000%, 01/01/2030	185,000	196,141
3.130%, 07/01/2033 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	3,415,000	3,415,000
5.000%, 07/01/2045 (Callable 01/01/2027)
(Mandatory Tender Date 07/01/2027)(1)	780,000	829,030
Maryland Stadium Authority,
5.000%, 06/01/2026	750,000	803,197
Total Maryland
(Cost $40,322,400)		39,737,671	1.6%
Massachusetts
Commonwealth of Massachusetts:
4.000%, 04/01/2042 (Callable 04/01/2025)	1,530,000	1,487,667
5.000%, 06/01/2044
(Mandatory Tender Date 06/01/2023)(1)	1,940,000	1,955,964
Massachusetts Clean Water Trust,
5.000%, 08/01/2038 (Callable 08/01/2029)	630,000	692,471
Massachusetts Development Finance Agency:
5.000%, 10/01/2025 (Insured by AGM)	575,000	602,731
5.000%, 01/01/2031 (Callable 01/01/2027)	475,000	493,261
Massachusetts Housing Finance Agency:
3.300%, 12/01/2026 (Callable 06/01/2025)
(Insured by FHA)	1,000,000	997,235
3.350%, 06/01/2027 (Callable 12/01/2025)
(Insured by FHA)	2,600,000	2,591,633
4.000%, 12/01/2028 (Callable 06/01/2023)	1,000,000	1,002,506
3.500%, 06/01/2042 (Callable 06/01/2025)	1,005,000	997,271
4.500%, 12/01/2048 (Callable 12/01/2027)	1,175,000	1,189,160
4.000%, 06/01/2049 (Callable 12/01/2028)	645,000	646,177
5.000%, 06/01/2050 (Callable 06/01/2032)
(Insured by GNMA)	1,860,000	1,938,249
University of Massachusetts Building Authority,
5.000%, 11/01/2031 (Callable 11/01/2025)	1,395,000	1,479,223
Total Massachusetts
(Cost $16,431,379)		16,073,548	0.7%
Michigan
City of Wyandotte MI,
5.000%, 10/01/2023 (Insured by BAM)	25,000	25,292
Clarkston Community Schools,
5.000%, 05/01/2039 (Callable 05/01/2029)
(Insured by Q-SBLF)	500,000	544,982
Clio Area School District:
4.000%, 05/01/2038 (Callable 05/01/2032)
(Insured by Q-SBLF)	635,000	649,931
4.000%, 05/01/2040 (Callable 05/01/2032)
(Insured by Q-SBLF)	885,000	895,584
4.000%, 05/01/2041 (Callable 05/01/2032)
(Insured by Q-SBLF)	895,000	904,580
4.000%, 05/01/2042 (Callable 05/01/2032)
(Insured by Q-SBLF)	885,000	884,858
4.000%, 05/01/2043 (Callable 05/01/2032)
(Insured by Q-SBLF)	900,000	900,100
4.000%, 05/01/2044 (Callable 05/01/2032)
(Insured by Q-SBLF)	800,000	795,716
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Coopersville Area Public Schools:
4.000%, 05/01/2039 (Callable 05/01/2032)
(Insured by Q-SBLF)	$300,000	$294,394
4.500%, 05/01/2041 (Callable 05/01/2032)
(Insured by Q-SBLF)	310,000	317,483
4.500%, 05/01/2043 (Callable 05/01/2032)
(Insured by Q-SBLF)	300,000	301,086
4.000%, 05/01/2045 (Callable 05/01/2032)
(Insured by Q-SBLF)	850,000	801,608
Detroit City School District,
5.250%, 05/01/2025 (Insured by BHAC)	695,000	717,007
Eastern Michigan University,
4.000%, 03/01/2034 (Callable 03/01/2027)
(Insured by BAM)	985,000	1,005,009
Ferris State University,
5.000%, 10/01/2026	865,000	931,973
Flint Hospital Building Authority,
4.750%, 07/01/2023	300,000	301,194
Grand Ledge Public Schools,
5.000%, 05/01/2044 (Callable 05/01/2029)
(Insured by Q-SBLF)	250,000	270,549
Great Lakes Water Authority:
5.000%, 07/01/2033 (Callable 07/01/2028)	1,000,000	1,087,688
5.000%, 07/01/2036 (Callable 07/01/2026)	5,000,000	5,230,169
Lake Orion Community School District:
4.000%, 05/01/2024 (Insured by Q-SBLF)	275,000	279,385
4.000%, 05/01/2025 (Insured by Q-SBLF)	325,000	333,248
4.000%, 05/01/2026 (Insured by Q-SBLF)	350,000	363,186
4.000%, 05/01/2027 (Insured by Q-SBLF)	275,000	288,231
Lake Superior State University,
4.000%, 11/15/2028 (Insured by AGM)	620,000	644,442
Lincoln Consolidated School District,
5.000%, 05/01/2042 (Callable 05/01/2028)
(Insured by Q-SBLF)	2,000,000	2,131,402
Michigan Finance Authority:
4.000%, 10/01/2024	650,000	649,055
5.000%, 09/01/2029	400,000	436,306
4.500%, 10/01/2029 (Callable 10/01/2024)	6,900,000	6,916,550
5.000%, 09/01/2030 (Callable 03/01/2030)	440,000	481,233
5.000%, 07/01/2032 (Callable 07/01/2024)
(Insured by AGM)	5,000,000	5,133,311
5.000%, 12/01/2035 (Callable 12/01/2027)	1,000,000	1,079,288
5.000%, 07/01/2044 (Callable 07/01/2024)	3,910,000	3,901,111
6.750%, 07/01/2044
(Pre-refunded to 07/01/2024)(3)	2,735,000	2,866,103
5.000%, 11/15/2044 (Callable 05/16/2026)
(Mandatory Tender Date 11/16/2026)(1)	4,950,000	5,257,506
Michigan State Hospital Finance Authority,
4.000%, 11/15/2047 (Callable 11/15/2026)	595,000	542,789
Michigan State Housing
Development Authority:
3.500%, 06/01/2024 (Mandatory Tender
Date 12/01/2023) (Insured by HUD)(1)	5,000,000	4,975,082
4.250%, 06/01/2049 (Callable 12/01/2027)	1,360,000	1,369,972
4.250%, 12/01/2049 (Callable 06/01/2028)	1,340,000	1,351,371
3.500%, 12/01/2050 (Callable 06/01/2029)	4,515,000	4,460,089
5.000%, 06/01/2053 (Callable 12/01/2031)	2,940,000	3,064,115
5.500%, 06/01/2053 (Callable 12/01/2031)	2,500,000	2,668,571
Michigan State University,
5.000%, 02/15/2037 (Callable 08/15/2029)	525,000	574,316
Pinckney Community Schools,
5.000%, 05/01/2035 (Callable 05/01/2026)
(Insured by Q-SBLF)	1,500,000	1,575,163
Romeo Community School District,
5.000%, 05/01/2029 (Callable 05/01/2026)
(Insured by Q-SBLF)	1,000,000	1,069,276
Roseville Community Schools,
5.000%, 05/01/2026 (Insured by Q-SBLF)	400,000	428,500
Swartz Creek Community Schools,
5.000%, 05/01/2039 (Callable 05/01/2029)
(Insured by Q-SBLF)	815,000	889,289
Trenton Public Schools School District,
5.000%, 05/01/2030 (Callable 05/01/2028)
(Insured by Q-SBLF)	300,000	335,172
Wayne County Airport Authority:
5.000%, 12/01/2026	185,000	200,281
5.000%, 12/01/2031 (Callable 12/01/2027)	375,000	406,924
Wayne State University,
5.000%, 11/15/2030 (Callable 11/15/2025)	1,025,000	1,076,241
Wayne-Westland Community Schools,
4.000%, 11/01/2038 (Callable 05/01/2029)
(Insured by Q-SBLF)	500,000	489,169
Western Michigan University:
5.000%, 11/15/2029 (Callable 05/15/2025)	250,000	259,892
5.000%, 11/15/2030 (Insured by AGM)	300,000	341,098
5.000%, 11/15/2038 (Callable 05/15/2031)
(Insured by AGM)	375,000	410,370
5.000%, 11/15/2039 (Callable 05/15/2031)
(Insured by AGM)	400,000	435,712
5.000%, 11/15/2040 (Callable 05/15/2031)
(Insured by AGM)	420,000	455,315
Total Michigan
(Cost $76,795,458)		74,998,267	3.0%
Minnesota
City of Maple Grove MN:
5.000%, 05/01/2027	200,000	211,209
5.000%, 05/01/2031 (Callable 05/01/2027)	525,000	549,400
City of Minneapolis MN:
5.000%, 11/15/2033 (Callable 11/15/2028)	1,865,000	1,994,326
5.000%, 11/15/2034 (Callable 11/15/2025)	680,000	702,228
5.000%, 11/15/2034 (Callable 11/15/2028)	2,240,000	2,382,041
4.000%, 11/15/2036 (Callable 11/15/2031)	1,090,000	1,072,464
Duluth Economic Development Authority:
5.000%, 06/15/2027	300,000	310,633
5.000%, 06/15/2028	450,000	469,045
Forest Lake Independent
School District No. 831,
3.125%, 02/01/2039 (Callable 02/01/2026)
(Insured by SD CRED PROG)	400,000	365,048
Housing & Redevelopment Authority
of the City of St. Paul MN:
5.000%, 12/01/2028	1,115,000	1,143,597
5.000%, 11/15/2029 (Callable 11/15/2027)	705,000	756,035
5.000%, 12/01/2030	300,000	307,268
5.000%, 11/15/2034 (Callable 11/15/2027)	1,900,000	2,001,748
5.000%, 12/01/2036 (Callable 12/01/2030)	1,600,000	1,608,230
Maple River Independent
School District No. 2135:
4.000%, 02/01/2037 (Callable 02/01/2030)
(Insured by SD CRED PROG)	970,000	999,444
4.000%, 02/01/2038 (Callable 02/01/2030)
(Insured by SD CRED PROG)	700,000	718,700
Minnesota Higher Education
Facilities Authority:
5.000%, 10/01/2039 (Callable 10/01/2030)	2,040,000	2,155,610
4.000%, 10/01/2040 (Callable 10/01/2030)	1,030,000	993,652
4.125%, 10/01/2041 (Callable 10/01/2030)	1,000,000	971,104
4.125%, 10/01/2042 (Callable 10/01/2030)	1,000,000	966,365

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Minnesota Housing Finance Agency:
3.800%, 02/01/2025 (Callable 08/01/2024)	$2,040,000	$2,052,466
3.600%, 07/01/2033 (Callable 01/30/2023)
(Insured by GNMA)	485,000	471,189
3.100%, 07/01/2035 (Callable 07/01/2025)
(Insured by GNMA)	1,500,000	1,447,554
4.000%, 01/01/2038 (Callable 01/01/2024)	265,000	265,104
3.800%, 07/01/2038 (Callable 01/30/2023)
(Insured by GNMA)	160,000	150,518
3.560%, 01/01/2045
(SIFMA Municipal Swap Index + 0.430%)
(Callable 01/20/2023)
(Mandatory Tender Date 07/03/2023)
(Insured by GNMA)(2)	2,250,000	2,247,191
4.000%, 01/01/2047 (Callable 01/01/2026)
(Insured by GNMA)	240,000	239,722
3.750%, 01/01/2050 (Callable 01/01/2029)
(Insured by GNMA)	1,530,000	1,523,296
3.500%, 07/01/2050 (Callable 07/01/2029)
(Insured by GNMA)	2,745,000	2,714,422
Plymouth Intermediate District No. 287:
4.000%, 02/01/2028 (Callable 02/01/2027)	350,000	362,898
4.000%, 02/01/2037 (Callable 02/01/2027)	250,000	248,435
Robbinsdale Independent
School District No. 281,
5.000%, 02/01/2030
(Insured by SD CRED PROG)	750,000	857,584
Southern Minnesota Municipal Power Agency,
0.000%, 01/01/2023 (Insured by NATL)	200,000	200,000
St. Paul Port Authority,
4.000%, 10/01/2041 (Callable 10/01/2027)	400,000	374,107
Zumbro Education District:
4.000%, 02/01/2029	350,000	351,369
4.000%, 02/01/2038 (Callable 02/01/2031)	385,000	359,711
Total Minnesota
(Cost $35,434,774)		34,543,713	1.4%
Mississippi
Biloxi Public School District,
5.000%, 04/01/2026 (Insured by BAM)	500,000	532,535
City of Flowood MS,
3.500%, 10/01/2026 (Callable 10/01/2024)	610,000	618,704
City of Gulfport MS:
5.000%, 07/01/2024	485,000	495,086
5.000%, 07/01/2027 (Callable 07/01/2026)	500,000	509,136
City of Ridgeland MS:
3.000%, 10/01/2025	1,000,000	990,919
3.000%, 10/01/2026	1,100,000	1,086,739
3.000%, 10/01/2028 (Callable 10/01/2027)	690,000	676,573
3.000%, 10/01/2029 (Callable 10/01/2027)	540,000	527,645
County of Lowndes MS,
2.650%, 04/01/2037
(Mandatory Tender Date 04/01/2027)(1)	2,500,000	2,335,059
Medical Center Educational Building Corp.,
5.000%, 06/01/2042 (Callable 06/01/2027)	500,000	516,925
Mississippi Business Finance Corp.,
3.200%, 09/01/2028 (Callable 03/13/2024)	2,100,000	2,069,465
Mississippi Development Bank:
5.000%, 11/01/2027	455,000	475,543
4.000%, 03/01/2032 (Callable 03/01/2028)	200,000	205,387
4.000%, 07/01/2032 (Callable 07/01/2031)	150,000	153,385
4.000%, 03/01/2033 (Callable 03/01/2028)	300,000	307,495
5.250%, 03/01/2034 (Callable 03/01/2028)	490,000	525,577
4.000%, 07/01/2034 (Callable 07/01/2031)	285,000	287,674
4.000%, 07/01/2035 (Callable 07/01/2031)	405,000	405,778
4.000%, 03/01/2036 (Callable 03/01/2028)	300,000	303,467
4.000%, 07/01/2036 (Callable 07/01/2031)	250,000	246,778
4.000%, 07/01/2038 (Callable 07/01/2031)	245,000	238,398
4.000%, 07/01/2039 (Callable 07/01/2031)	390,000	376,455
4.000%, 06/01/2043 (Callable 06/01/2027)	400,000	380,761
5.250%, 03/01/2045 (Callable 03/01/2028)	1,345,000	1,402,882
5.000%, 03/01/2048 (Callable 03/01/2029)
(Insured by BAM)	1,070,000	1,095,988
Mississippi Home Corp.,
4.050%, 12/01/2047 (Callable 06/01/2031)
(Insured by GNMA)	500,000	450,931
Mississippi Hospital Equipment
& Facilities Authority,
5.000%, 10/01/2040 (Callable 12/01/2026)
(Mandatory Tender Date 03/01/2027)(1)	2,000,000	2,092,587
State of Mississippi:
5.000%, 10/15/2028 (Callable 10/15/2025)	1,260,000	1,322,729
5.000%, 10/15/2034 (Callable 10/15/2025)	1,000,000	1,041,430
5.000%, 10/15/2035 (Callable 10/15/2028)	3,000,000	3,227,781
Sunflower County
Consolidated School District,
4.000%, 06/01/2042 (Callable 06/01/2032)
(Insured by BAM)	1,620,000	1,564,525
University of Mississippi
Educational Building Corp.:
5.000%, 10/01/2047 (Callable 10/01/2032)	800,000	865,036
4.500%, 10/01/2052 (Callable 10/01/2032)	1,000,000	1,012,197
University of Southern Mississippi,
5.000%, 09/01/2035 (Callable 09/01/2026)	385,000	408,947
Vicksburg Warren School District,
5.000%, 03/01/2029	125,000	135,393
West Rankin Utility Authority:
5.000%, 01/01/2028 (Pre-refunded to
01/01/2025) (Insured by AGM)	110,000	114,954
5.000%, 01/01/2029 (Pre-refunded to
01/01/2025) (Insured by AGM)	300,000	313,512
5.000%, 01/01/2030 (Pre-refunded to
01/01/2025) (Insured by AGM)	590,000	616,573
5.000%, 01/01/2043 (Pre-refunded to
01/01/2028) (Insured by AGM)	1,500,000	1,666,572
Total Mississippi
(Cost $33,144,541)		31,597,521	1.3%
Missouri
Boone County Reorganized
School District No. R-1,
5.750%, 03/01/2042 (Callable 09/01/2031)
(Insured by BAM)	1,750,000	2,030,368
Center School District No. 58,
4.000%, 04/15/2031 (Callable 04/15/2027)	170,000	176,216
City of St. Charles MO,
4.000%, 02/01/2026	500,000	515,772
City of St. Louis MO,
5.000%, 07/01/2039 (Callable 07/01/2029)	425,000	447,942
County of Cape Girardeau MO,
5.000%, 06/01/2024	825,000	845,614
Hazelwood School District,
4.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by ST AID)	520,000	542,488
Health & Educational Facilities
Authority of the State of Missouri:
5.000%, 08/01/2024	330,000	329,888
5.000%, 02/01/2025 (Callable 02/01/2024)	45,000	45,171

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Health & Educational Facilities
Authority of the State of Missouri: (cont.)
5.000%, 09/01/2025	$365,000	$373,596
5.000%, 09/01/2026	410,000	421,636
5.000%, 09/01/2027	280,000	288,651
5.000%, 11/15/2027 (Callable 11/15/2025)	585,000	611,913
5.000%, 02/01/2034 (Callable 02/01/2024)	850,000	840,011
5.000%, 02/01/2035 (Callable 02/01/2024)	385,000	378,482
5.000%, 11/15/2035 (Callable 11/15/2025)	1,950,000	1,990,817
5.000%, 02/15/2036 (Callable 02/15/2029)	425,000	451,915
Jackson County School District No. R-IV,
6.000%, 03/01/2038 (Callable 03/01/2029)
(Insured by ST AID)	1,005,000	1,180,298
Jefferson County Consolidated
School District No. 6:
3.000%, 03/01/2034 (Callable 03/01/2028)
(Insured by ST AID)	700,000	667,816
3.000%, 03/01/2039 (Callable 03/01/2028)
(Insured by ST AID)	1,300,000	1,126,100
3.000%, 03/01/2041 (Callable 03/01/2028)
(Insured by ST AID)	1,000,000	831,916
Kansas City Industrial Development Authority,
4.000%, 03/01/2035 (Callable 03/01/2030)	455,000	456,494
Meramec Valley School District No. R-III:
3.000%, 03/01/2037 (Callable 03/01/2028)
(Insured by ST AID)	360,000	321,976
3.000%, 03/01/2038 (Callable 03/01/2028)
(Insured by ST AID)	500,000	441,166
Missouri Housing Development Commission:
3.950%, 11/01/2040 (Callable 05/01/2025)
(Insured by GNMA)	125,000	122,715
3.250%, 11/01/2052 (Callable 11/01/2030)
(Insured by GNMA)	5,010,000	4,882,693
Missouri Joint Municipal Electric
Utility Commission,
5.000%, 12/01/2040 (Callable 06/01/2026)	1,000,000	1,030,804
Missouri Southern State University:
4.000%, 10/01/2035 (Callable 10/01/2029)
(Insured by AGM)	100,000	101,468
4.000%, 10/01/2036 (Callable 10/01/2029)
(Insured by AGM)	110,000	111,070
4.000%, 10/01/2039 (Callable 10/01/2029)
(Insured by AGM)	110,000	108,592
Move Rolla Transportation
Development District,
3.750%, 06/01/2029 (Callable 06/01/2026)	65,000	62,849
Normandy Schools Collaborative:
3.000%, 03/01/2036 (Callable 03/01/2028)
(Insured by ST AID)	1,525,000	1,393,819
3.000%, 03/01/2037 (Callable 03/01/2028)
(Insured by ST AID)	1,325,000	1,185,052
Northwest Missouri State University:
5.000%, 06/01/2023 (Insured by BAM)	400,000	402,867
5.000%, 06/01/2027 (Insured by BAM)	560,000	599,011
5.000%, 06/01/2028 (Insured by BAM)	600,000	650,314
5.000%, 06/01/2029 (Insured by BAM)	500,000	548,140
St. Charles County Francis
Howell R-III School District,
4.000%, 03/01/2031 (Callable 03/01/2028)	2,425,000	2,544,491
St. Louis Land Clearance for
Redevelopment Authority:
5.000%, 06/01/2028 (Callable 12/01/2026)	4,000,000	4,147,075
3.875%, 10/01/2035 (Callable 10/01/2029)	330,000	260,334
Total Missouri
(Cost $35,369,080)		33,467,540	1.3%
Montana
City of Forsyth MT,
3.900%, 03/01/2031
(Callable 03/01/2023)(1)	7,300,000	7,224,845
Montana Board of Housing:
3.500%, 08/01/2025
(Mandatory Tender Date 08/01/2024)(1)	3,385,000	3,377,123
4.750%, 12/01/2025
(Mandatory Tender Date 12/01/2024)(1)	4,862,000	4,960,780
3.600%, 12/01/2030 (Callable 01/20/2023)	290,000	290,028
3.750%, 12/01/2038 (Callable 12/01/2027)
(Insured by FHA)	315,000	304,742
4.000%, 06/01/2049 (Callable 12/01/2027)
(Insured by FHA)	1,050,000	1,050,635
3.000%, 06/01/2052 (Callable 06/01/2031)	1,985,000	1,913,394
Montana Facility Finance Authority:
5.000%, 06/01/2026 (Callable 12/01/2024)	765,000	787,800
5.000%, 06/01/2029 (Callable 12/01/2024)	715,000	734,354
5.000%, 06/01/2033 (Callable 06/01/2028)	310,000	326,790
4.000%, 01/01/2037 (Callable 01/01/2030)	700,000	708,035
Total Montana
(Cost $22,035,767)		21,678,526	0.9%
Nebraska
Central Plains Energy Project,
5.000%, 03/01/2050 (Callable 10/01/2023)
(Mandatory Tender Date 01/01/2024)(1)	835,000	842,867
County of Douglas NE,
5.000%, 07/01/2036 (Callable 07/01/2027)	200,000	211,810
Douglas County Hospital Authority No. 2,
5.000%, 05/15/2029 (Callable 05/15/2024)	2,125,000	2,148,637
Nebraska Investment Finance Authority:
3.500%, 09/01/2036 (Callable 03/01/2025)	275,000	262,082
3.500%, 09/01/2046 (Callable 03/01/2025)	60,000	59,497
5.500%, 03/01/2052 (Callable 03/01/2032)
(Insured by GNMA)	4,950,000	5,296,145
Papio-Missouri River Natural
Resources District:
3.000%, 12/01/2031 (Callable 10/12/2026)	540,000	523,139
3.000%, 12/01/2032 (Callable 10/12/2026)	385,000	366,539
Village of Boys Town NE,
3.000%, 09/01/2028	2,125,000	2,126,622
Total Nebraska
(Cost $11,863,936)		11,837,338	0.5%
Nevada
City of Carson City NV,
5.000%, 09/01/2033 (Callable 09/01/2027)	250,000	262,438
City of Reno NV,
4.000%, 06/01/2043 (Callable 06/01/2027)
(Insured by AGM)	1,845,000	1,744,949
City of Yerington NV,
1.625%, 11/01/2023 (Callable 01/30/2023)
(Insured by USDA)	2,000,000	1,962,271
Clark County School District,
5.000%, 06/15/2032 (Callable 06/15/2027)
(Insured by BAM)	450,000	487,806
Henderson Public Improvement Trust,
5.500%, 01/01/2044
(Pre-refunded to 07/01/2024)	1,000,000	1,037,004
Las Vegas Redevelopment Agency:
5.000%, 06/15/2027 (Callable 06/15/2026)	1,210,000	1,263,274
5.000%, 06/15/2029 (Callable 06/15/2026)	200,000	208,671
3.000%, 06/15/2032 (Callable 06/15/2026)	1,000,000	906,734

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Nevada Housing Division:
5.000%, 12/01/2025 (Mandatory Tender
Date 12/01/2024) (Insured by FHA)(1)	$2,725,000	$2,792,303
4.000%, 04/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	1,530,000	1,532,921
4.000%, 10/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	315,000	315,617
State of Nevada,
5.000%, 06/01/2033 (Callable 12/01/2023)	300,000	304,703
Washoe County School District,
5.000%, 05/01/2030 (Callable 05/01/2027)	525,000	571,760
Total Nevada
(Cost $13,960,898)		13,390,451	0.5%
New Hampshire
New Hampshire Business Finance Authority,
4.000%, 10/20/2036	2,990,988	2,784,607
New Hampshire Health and
Education Facilities Authority,
5.000%, 10/01/2032 (Callable 10/01/2027)	275,000	291,537
Total New Hampshire
(Cost $3,009,331)		3,076,144	0.1%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2027 (Insured by BAM)(3)	3,293,000	3,337,915
Camden County Improvement Authority,
4.000%, 01/15/2038 (Callable 01/15/2029)
(County Guaranteed)	1,795,000	1,777,167
City of Somers Point NJ,
4.000%, 10/01/2028 (Callable 10/01/2026)	1,100,000	1,144,709
City of Trenton NJ,
4.000%, 07/15/2023 (Insured by AGM)	400,000	401,736
City of Union City NJ,
5.000%, 11/01/2023 (Insured by ST AID)	640,000	648,558
County of Gloucester NJ,
5.000%, 12/01/2024 (ETM)	825,000	837,421
Gloucester County Improvement Authority,
0.600%, 03/01/2024 (Callable 01/30/2023)	2,325,000	2,226,488
New Jersey Economic Development Authority:
5.000%, 06/15/2023 (Insured by BAM)	295,000	297,356
4.000%, 11/01/2027	1,100,000	1,130,508
3.125%, 07/01/2029 (Callable 07/01/2027)	90,000	88,261
New Jersey Health Care
Facilities Financing Authority,
5.000%, 07/01/2043 (Callable 04/01/2024)
(Mandatory Tender Date 07/01/2024)(1)	2,250,000	2,306,681
New Jersey Higher Education
Student Assistance Authority,
5.000%, 12/01/2027	375,000	399,945
New Jersey Housing &
Mortgage Finance Agency:
3.125%, 02/01/2025 (Callable 02/01/2024)
(Mandatory Tender Date 08/01/2024)
(Insured by HUD)(1)	2,300,000	2,269,553
4.500%, 10/01/2048 (Callable 10/01/2027)	920,000	934,048
4.750%, 10/01/2050 (Callable 04/01/2028)	320,000	326,635
5.000%, 10/01/2053 (Callable 04/01/2031)	2,500,000	2,611,027
New Jersey Transportation
Trust Fund Authority:
0.000%, 12/15/2024 (Insured by AMBAC)	4,220,000	3,953,371
0.000%, 12/15/2024 (Insured by BHAC)	605,000	570,808
0.000%, 12/15/2026	5,750,000	4,976,124
5.000%, 06/15/2029 (Callable 06/15/2026)	1,465,000	1,544,540
5.250%, 06/15/2031 (Callable 06/15/2023)	1,600,000	1,611,923
5.000%, 06/15/2034 (Callable 12/15/2028)	800,000	850,027
4.000%, 06/15/2035 (Callable 12/15/2030)	1,455,000	1,436,920
4.000%, 12/15/2037 (Callable 12/15/2028)
(Insured by BAM)	500,000	497,687
5.000%, 06/15/2044 (Callable 06/15/2023)	145,000	145,197
5.000%, 06/15/2044 (Callable 06/15/2024)	370,000	371,077
New Jersey Turnpike Authority,
3.808%, 01/01/2030
(1 Month LIBOR USD + 0.750%)(2)	1,020,000	1,020,000
Newark Housing Authority,
5.000%, 01/01/2032 (Insured by NATL)	525,000	568,210
South Jersey Port Corp.,
3.000%, 01/01/2024 (Callable 01/25/2023)	100,000	99,817
South Jersey Transportation Authority,
5.000%, 11/01/2041 (Callable 11/01/2030)
(Insured by BAM)	1,350,000	1,398,379
State of New Jersey,
5.000%, 06/01/2026	2,330,000	2,501,548
Township of Union NJ:
3.000%, 01/15/2025	830,000	832,596
3.000%, 01/15/2026	465,000	467,407
Total New Jersey
(Cost $44,836,934)		43,583,639	1.8%
New Mexico
Albuquerque Bernalillo County
Water Utility Authority,
4.000%, 07/01/2046 (Callable 07/01/2029)	1,785,000	1,706,355
Loving Municipal School District No. 10:
5.000%, 09/15/2025 (Insured by ST AID)	500,000	528,081
5.000%, 09/15/2026 (Insured by ST AID)	500,000	538,281
5.000%, 09/15/2027 (Insured by ST AID)	400,000	438,268
New Mexico Finance Authority,
5.000%, 06/15/2035 (Callable 06/15/2028)	305,000	334,180
New Mexico Institute of Mining & Technology:
4.000%, 12/01/2028 (Insured by AGM)	300,000	313,057
4.000%, 12/01/2029 (Insured by AGM)	335,000	348,158
New Mexico Mortgage Finance Authority:
3.500%, 09/01/2041 (Callable 03/01/2026)	460,000	440,540
3.700%, 09/01/2042 (Callable 03/01/2027)
(Insured by GNMA)	1,485,000	1,447,222
3.500%, 07/01/2050 (Callable 01/01/2029)
(Insured by GNMA)	780,000	771,296
5.250%, 03/01/2053 (Callable 03/01/2032)
(Insured by GNMA)	3,500,000	3,699,968
New Mexico State University,
4.000%, 04/01/2035 (Callable 04/01/2027)	520,000	531,115
Village of Los Ranchos de Albuquerque NM:
4.000%, 09/01/2024	100,000	101,152
4.000%, 09/01/2025	150,000	153,023
5.000%, 09/01/2026	150,000	159,224
5.000%, 09/01/2030	125,000	139,473
Total New Mexico
(Cost $12,293,855)		11,649,393	0.5%
New York
Albany County Airport Authority,
5.000%, 12/15/2025	1,000,000	1,041,548
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	755,000	652,875
Amherst Development Corp.,
5.000%, 10/01/2032 (Callable 10/01/2027)
(Insured by AGM)	240,000	262,640

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	$9,350,000	$9,428,614
City of Long Beach NY:
2.000%, 02/17/2023	4,630,000	4,617,932
5.250%, 07/15/2042 (Callable 07/15/2030)
(Insured by BAM)	1,800,000	1,904,136
City of New York NY:
5.250%, 07/01/2029
(Pre-refunded to 07/01/2023)	250,000	252,813
3.330%, 04/01/2042 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	7,000,000	7,000,000
5.250%, 10/01/2043 (Callable 10/01/2032)	1,200,000	1,330,389
5.000%, 03/01/2044 (Callable 03/01/2028)	350,000	367,525
5.000%, 06/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	2,000,000	2,085,934
5.000%, 12/01/2044 (Callable 12/01/2028)	1,655,000	1,748,632
4.000%, 09/01/2046 (Callable 09/01/2032)	1,000,000	936,711
City of Yonkers NY:
5.000%, 09/01/2027 (Insured by BAM)	1,000,000	1,096,776
5.000%, 09/01/2028 (Insured by BAM)	1,570,000	1,749,981
East Ramapo Central School District,
3.500%, 05/31/2023 (Insured by ST AID)	4,250,000	4,255,050
Guilderland Central School District,
4.000%, 07/28/2023 (Insured by ST AID)	9,528,300	9,565,393
Huntington Local Development Corp.,
4.000%, 07/01/2027	2,450,000	2,319,467
Le Roy Central School District,
3.750%, 06/30/2023 (Insured by ST AID)	8,746,596	8,755,373
Long Island Power Authority:
4.000%, 09/01/2034 (Callable 09/01/2028)	325,000	333,331
3.000%, 09/01/2040 (Callable 09/01/2031)	1,000,000	832,956
Monroe County Industrial Development Corp.,
4.840%, 11/01/2040 (Insured by FNMA)	5,000,000	5,383,345
New York City Housing Development Corp.:
3.000%, 02/15/2048 (Callable 05/15/2024)	8,500,000	8,246,787
3.500%, 02/15/2048 (Callable 05/15/2024)	3,820,000	3,716,456
3.400%, 11/01/2062 (Callable 05/01/2025)
(Mandatory Tender Date 12/22/2026)
(Insured by FHA)(1)	6,000,000	5,996,441
New York City Industrial Development Agency:
5.000%, 03/01/2029 (Insured by AGM)	250,000	276,179
5.000%, 03/01/2030 (Insured by AGM)	250,000	278,834
New York City Municipal Water Finance Authority,
2.500%, 06/15/2050
(Optional Put Date 01/03/2023)(1)	6,570,000	6,570,000
New York City Transitional Finance Authority:
5.000%, 08/01/2034 (Callable 08/01/2026)	650,000	694,345
5.000%, 11/01/2035 (Callable 05/01/2029)	715,000	785,561
5.000%, 08/01/2038 (Callable 08/01/2028)	1,295,000	1,389,252
4.000%, 11/01/2038 (Callable 05/01/2031)	1,055,000	1,029,659
4.000%, 05/01/2039 (Callable 11/01/2030)	1,000,000	972,336
New York Convention
Center Development Corp.,
0.000%, 11/15/2055 (Insured by BAM)	3,665,000	731,471
New York Liberty Development Corp.,
3.125%, 09/15/2050 (Callable 03/15/2030)	1,650,000	1,266,271
New York State Dormitory Authority:
5.000%, 02/15/2031 (Callable 08/15/2027)	730,000	796,907
5.000%, 03/15/2040 (Callable 03/15/2029)	3,275,000	3,481,526
5.000%, 03/15/2041 (Callable 03/15/2029)	2,965,000	3,137,554
5.500%, 01/01/2044
(Pre-refunded to 07/01/2024)	1,025,000	1,065,980
5.000%, 03/15/2044 (Callable 03/15/2024)	2,800,000	2,848,529
5.000%, 02/15/2048 (Callable 02/15/2030)	1,925,000	2,023,328
New York State Housing Finance Agency:
0.700%, 11/01/2024 (Callable 01/20/2023)
(Insured by SONYMA)	5,000,000	4,762,987
1.600%, 11/01/2024 (Callable 01/20/2023)	11,175,000	10,781,438
0.650%, 11/01/2056 (Callable 07/01/2023)
(Mandatory Tender Date 11/01/2025)
(Insured by SONYMA)(1)	2,500,000	2,274,466
1.000%, 11/01/2061 (Callable 09/01/2023)
(Mandatory Tender Date 11/01/2026)
(Insured by SONYMA)(1)	1,825,000	1,650,422
New York State Thruway Authority,
4.000%, 01/01/2045 (Callable 01/01/2030)	1,250,000	1,161,707
New York State Urban Development Corp.,
4.000%, 03/15/2043 (Callable 09/15/2029)	560,000	531,784
New York Transportation Development Corp.,
5.000%, 12/01/2031 (Callable 12/01/2030)	1,250,000	1,344,913
Onondaga Civic Development Corp.:
3.375%, 10/01/2026 (Callable 10/01/2025)	50,000	47,109
5.000%, 10/01/2040 (Callable 10/01/2025)	95,000	85,376
Port Authority of New York & New Jersey:
3.000%, 10/01/2028	5,000,000	4,884,463
5.000%, 09/01/2031 (Callable 09/01/2024)	805,000	830,452
5.000%, 09/01/2034 (Callable 09/01/2029)	3,930,000	4,398,834
Rome City School District,
3.750%, 07/26/2023 (Insured by ST AID)	6,000,000	6,019,217
Salmon River Central School District,
3.750%, 08/04/2023 (Insured by ST AID)	9,439,275	9,450,153
St. Lawrence County Industrial
Development Agency,
5.000%, 07/01/2034 (Callable 07/01/2026)	345,000	362,225
State of New York Mortgage Agency,
3.500%, 10/01/2043 (Callable 04/01/2023)	60,000	59,595
Triborough Bridge & Tunnel Authority,
4.000%, 05/15/2046 (Callable 05/15/2031)	500,000	464,764
Utility Debt Securitization Authority,
5.000%, 12/15/2033 (Callable 12/15/2025)	1,175,000	1,247,853
Village of Johnson City NY,
5.250%, 09/29/2023	2,550,000	2,557,576
Westchester County Local Development Corp.,
2.875%, 07/01/2026(3)	2,400,000	2,307,846
Total New York
(Cost $169,401,005)		166,452,017	6.7%
North Carolina
Charlotte-Mecklenburg Hospital Authority,
5.000%, 01/15/2050
(Mandatory Tender Date 12/01/2028)(1)	1,930,000	2,132,503
City of Monroe NC,
5.000%, 03/01/2043 (Callable 03/01/2027)	305,000	318,130
County of New Hanover NC,
5.000%, 10/01/2027 (ETM)	275,000	302,307
Inlivian:
2.375%, 04/01/2025
(Mandatory Tender Date 04/01/2024)(1)	5,000,000	4,938,228
5.000%, 06/01/2043 (Callable 12/01/2025)
(Mandatory Tender Date 06/01/2026)
(Insured by HUD)(1)	9,000,000	9,346,545
North Carolina Housing Finance Agency:
4.000%, 07/01/2047 (Callable 01/01/2027)	390,000	389,885
3.750%, 07/01/2052 (Callable 01/01/2031)
(Insured by GNMA)	3,520,000	3,491,034
North Carolina Medical Care Commission,
5.000%, 01/01/2049 (Callable 01/01/2026)	1,000,000	943,133
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Carolina Turnpike Authority:
5.000%, 01/01/2028	$250,000	$265,243
4.000%, 01/01/2041 (Callable 01/01/2029)
(Insured by AGM)	1,105,000	1,066,227
Total North Carolina
(Cost $23,730,848)		23,193,235	0.9%
North Dakota
City of Horace ND:
0.650%, 08/01/2023 (Callable 01/30/2023)	1,000,000	975,326
4.000%, 01/01/2025 (Callable 01/01/2024)	2,500,000	2,487,898
3.000%, 05/01/2029 (Callable 05/01/2027)	430,000	410,545
3.000%, 05/01/2030 (Callable 05/01/2027)	425,000	403,133
3.000%, 05/01/2031 (Callable 05/01/2027)	380,000	357,127
3.000%, 05/01/2037 (Callable 05/01/2026)	2,495,000	2,156,331
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/30/2023)	70,000	56,464
City of Mayville ND,
3.750%, 08/01/2025 (Callable 08/01/2023)	3,500,000	3,421,699
City of Williston ND,
5.000%, 05/01/2028 (Callable 05/01/2023)	480,000	481,360
County of McKenzie ND:
5.000%, 08/01/2023	1,225,000	1,232,827
4.000%, 08/01/2026 (Callable 08/01/2023)	250,000	250,385
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/17/2023)	400,000	394,499
Nesson Public School District No. 2,
4.000%, 08/01/2031 (Callable 08/01/2027)
(Insured by SD CRED PROG)	525,000	544,148
North Dakota Housing Finance Agency:
3.000%, 07/01/2034 (Callable 07/01/2028)	90,000	82,457
3.500%, 07/01/2046 (Callable 01/01/2026)	205,000	203,215
4.000%, 01/01/2050 (Callable 07/01/2028)	790,000	792,451
State Board of Higher Education
of the State of North Dakota:
5.000%, 04/01/2027 (Insured by AGM)	205,000	221,566
5.000%, 04/01/2028 (Insured by AGM)	100,000	109,561
4.000%, 04/01/2037 (Callable 04/01/2029)
(Insured by AGM)	400,000	396,179
University of North Dakota,
4.000%, 06/01/2046 (Callable 06/01/2030)
(Insured by AGM)	1,275,000	1,171,237
Williston Parks & Recreation District,
4.500%, 03/01/2025 (Callable 01/17/2023)	1,700,000	1,658,126
Williston Public School District No. 1,
3.000%, 08/01/2025 (Callable 08/01/2024)
(Insured by SD CRED PROG)	1,180,000	1,180,609
Total North Dakota
(Cost $20,132,896)		18,987,143	0.8%
Ohio
Akron Bath Copley Joint Township
Hospital District:
5.000%, 11/15/2026	600,000	644,012
5.000%, 11/15/2032 (Callable 11/15/2030)	1,125,000	1,207,089
4.000%, 11/15/2033 (Callable 11/15/2030)	400,000	384,087
American Municipal Power, Inc.,
3.000%, 08/10/2023	765,000	761,416
City of Akron OH:
4.000%, 12/01/2031 (Callable 12/01/2029)	1,665,000	1,756,893
4.000%, 12/01/2032 (Callable 12/01/2029)	1,955,000	2,056,548
4.000%, 12/01/2033 (Callable 12/01/2029)	1,950,000	2,039,182
City of Gahanna OH,
5.000%, 11/02/2023	3,400,000	3,430,785
City of Middleburg Heights OH,
5.000%, 08/01/2033 (Callable 08/01/2031)	645,000	704,216
City of Troy OH,
3.000%, 12/01/2041 (Callable 06/01/2025)	355,000	302,414
Cleveland-Cuyahoga County Port Authority:
5.000%, 07/01/2034 (Callable 07/01/2031)	400,000	449,394
5.000%, 07/01/2036 (Callable 07/01/2031)	600,000	664,436
4.000%, 07/01/2038 (Callable 07/01/2031)	500,000	502,142
Columbus Metropolitan Housing Authority,
1.000%, 11/01/2024 (Callable 09/01/2023)	600,000	577,285
Columbus-Franklin County Finance Authority:
2.000%, 11/15/2031	745,000	638,272
3.820%, 11/15/2036 (Callable 01/30/2023)	415,000	413,719
4.000%, 11/15/2038 (Callable 01/30/2023)	320,000	320,002
County of Franklin OH,
5.000%, 06/01/2048 (Callable 06/01/2028)	1,000,000	1,063,548
County of Lorain OH:
5.000%, 12/01/2031 (Callable 12/01/2023)	480,000	487,913
3.000%, 12/01/2036 (Callable 12/01/2025)	400,000	357,432
County of Medina OH:
3.000%, 12/01/2033 (Callable 06/01/2026)	590,000	576,211
3.000%, 12/01/2037 (Callable 06/01/2026)	545,000	482,054
County of Montgomery OH:
4.000%, 08/01/2037 (Callable 02/01/2031)	400,000	395,574
5.000%, 08/01/2039 (Callable 02/01/2031)	825,000	862,527
Cuyahoga Metropolitan Housing Authority:
4.000%, 06/01/2026 (Mandatory Tender
Date 06/01/2025) (Insured by FHA)(1)	3,012,000	3,039,991
4.750%, 12/01/2027 (Mandatory Tender
Date 12/01/2025) (Insured by FHA)(1)	2,280,000	2,344,981
Euclid City School District,
4.000%, 12/01/2037 (Callable 06/01/2027)
(Insured by BAM)	160,000	161,495
Franklin County Convention
Facilities Authority,
5.000%, 12/01/2032 (Callable 12/01/2029)	500,000	560,176
Hamilton County Convention
Facilities Authority,
5.000%, 12/01/2026 (Callable 12/01/2023)	2,570,000	2,587,777
Hopewell-Loudon Local School District,
4.000%, 11/01/2036 (Callable 11/01/2026)
(Insured by AGM)	1,055,000	1,068,016
Licking Heights Local School District,
6.400%, 12/01/2028 (Insured by NATL)	815,000	897,220
Miami University:
5.000%, 09/01/2028	520,000	577,599
5.000%, 09/01/2029	540,000	607,457
5.000%, 09/01/2030	500,000	570,612
Ohio Air Quality Development Authority:
3.250%, 09/01/2029	1,000,000	916,737
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	5,000,000	4,980,118
4.000%, 01/01/2034
(Mandatory Tender Date 06/01/2027)(1)	2,000,000	1,994,441
2.400%, 12/01/2038 (Callable 10/01/2024)
(Mandatory Tender Date 10/01/2029)(1)	645,000	569,319
Ohio Higher Educational Facility Commission:
5.000%, 03/01/2025	620,000	626,987
5.000%, 05/01/2026	200,000	211,701
5.000%, 05/01/2027 (Callable 05/01/2026)	610,000	643,198
5.000%, 05/01/2028 (Callable 05/01/2026)	475,000	500,767
Ohio Housing Finance Agency:
5.000%, 05/01/2025
(Mandatory Tender Date 05/01/2024)
(Insured by HUD)(1)	2,340,000	2,377,538

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Ohio Housing Finance Agency: (cont.)
3.350%, 07/01/2025
(Mandatory Tender Date 07/01/2024)
(Insured by HUD)(1)	$2,240,000	$2,219,193
4.000%, 11/01/2025
(Mandatory Tender Date 11/01/2024)(1)	4,300,000	4,325,372
3.200%, 09/01/2036 (Callable 09/01/2025)
(Insured by GNMA)	585,000	551,576
2.900%, 09/01/2045 (Callable 03/01/2029)
(Insured by GNMA)	6,425,000	5,613,384
4.000%, 03/01/2047 (Callable 09/01/2025)
(Insured by GNMA)	140,000	139,940
3.350%, 09/01/2049 (Callable 09/01/2028)	1,000,000	911,747
3.250%, 09/01/2052 (Callable 09/01/2031)
(Insured by GNMA)	2,000,000	1,947,927
Ohio Turnpike & Infrastructure Commission:
0.000%, 02/15/2034 (Callable 02/15/2031)(5)	2,350,000	2,747,036
0.000%, 02/15/2036 (Callable 02/15/2031)(5)	410,000	475,066
Port of Greater Cincinnati
Development Authority,
3.000%, 05/01/2023 (Callable 01/30/2023)	7,225,000	7,188,093
Princeton City School District,
5.250%, 12/01/2030 (Insured by NATL)	1,000,000	1,124,025
State of Ohio:
5.000%, 11/15/2035 (Callable 11/15/2030)	605,000	636,912
5.000%, 12/31/2035 (Callable 06/30/2025)
(Insured by AGM)	7,865,000	8,016,568
4.000%, 11/15/2036 (Callable 11/15/2030)	635,000	596,644
4.000%, 01/15/2044 (Callable 01/15/2025)	825,000	756,681
3.400%, 01/15/2051
(Optional Put Date 01/03/2023)(1)	1,735,000	1,735,000
Streetsboro City School District,
4.500%, 12/01/2044 (Callable 12/01/2026)	725,000	738,304
Township of Miami OH,
3.000%, 12/01/2033 (Callable 12/01/2029)	80,000	77,067
Triway Local School District,
4.000%, 12/01/2038 (Callable 12/01/2028)
(Insured by BAM)	1,580,000	1,585,811
Village of Bluffton OH:
5.000%, 12/01/2026	1,890,000	1,988,034
5.000%, 12/01/2027	1,340,000	1,421,688
Village of Woodmere OH,
4.000%, 09/28/2023 (Insured by ST AID)	1,035,000	1,037,374
Warren City School District,
4.000%, 12/01/2030 (Callable 12/01/2026)
(Insured by SD CRED PROG)	1,215,000	1,264,724
Warren County Port Authority,
4.000%, 12/01/2053 (Callable 12/01/2031)	1,070,000	832,131
Warrensville Heights City School District,
4.000%, 11/01/2037 (Callable 11/01/2024)
(Insured by BAM)	500,000	467,473
Total Ohio
(Cost $98,431,890)		94,711,051	3.8%
Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	105,000	100,101
Cleveland County Educational
Facilities Authority,
4.000%, 06/01/2031	1,840,000	1,956,437
Edmond Public Works Authority:
5.000%, 07/01/2031 (Callable 07/01/2027)	680,000	755,190
5.000%, 07/01/2032 (Callable 07/01/2027)	300,000	329,829
Mcintosh County Educational
Facilities Authority,
2.000%, 09/01/2023	550,000	542,742
Oklahoma Development Finance Authority,
2.600%, 03/01/2024	285,000	279,951
Oklahoma Housing Finance Agency:
3.000%, 09/01/2039 (Callable 03/01/2028)
(Insured by GNMA)	130,000	118,903
5.000%, 03/01/2052 (Callable 03/01/2031)
(Insured by GNMA)	2,995,000	3,121,950
Oklahoma Turnpike Authority,
5.000%, 01/01/2037 (Callable 01/01/2026)	400,000	420,967
Total Oklahoma
(Cost $7,759,877)		7,626,070	0.3%
Oregon
Clackamas Community College District,
5.000%, 06/15/2040 (Callable 06/15/2027)(5)	475,000	505,931
Clatsop County School District No. 1-C,
0.000%, 06/15/2041 (Callable 06/15/2029)
(Insured by SCH BD GTY)	785,000	334,891
Clatsop County School District No. 30,
0.000%, 06/15/2038 (Callable 06/15/2029)
(Insured by SCH BD GTY)	425,000	214,723
County of Crook OR:
0.000%, 06/01/2032(5)	1,045,000	976,245
0.000%, 06/01/2034
(Callable 06/01/2032)(5)	1,345,000	1,237,404
0.000%, 06/01/2035
(Callable 06/01/2032)(5)	1,510,000	1,369,349
Multnomah & Clackamas Counties
School District No. 10JT,
0.000%, 06/15/2031 (Callable 06/15/2029)
(Insured by SCH BD GTY)	110,000	79,460
Oregon City School District No. 62,
5.000%, 06/15/2043 (Callable 06/15/2028)
(Insured by SCH BD GTY)	1,000,000	1,072,865
Oregon State Facilities Authority:
5.000%, 10/01/2027	125,000	132,610
4.125%, 06/01/2052 (Callable 06/01/2032)	600,000	547,593
Salem Hospital Facility Authority:
5.000%, 05/15/2023	105,000	105,123
5.000%, 05/15/2024	120,000	120,243
5.000%, 05/15/2025	130,000	130,164
5.000%, 05/15/2026	135,000	134,827
5.000%, 05/15/2035 (Callable 05/15/2026)	500,000	520,696
State of Oregon Housing &
Community Services Department:
2.900%, 07/01/2043 (Callable 07/01/2027)	3,000,000	2,655,151
4.000%, 07/01/2051 (Callable 01/01/2031)	5,820,000	5,829,305
Tri-County Metropolitan Transportation
District of Oregon,
4.000%, 10/01/2033 (Callable 04/01/2028)	300,000	305,703
Umatilla County School District No. 6R,
0.000%, 06/15/2035 (Callable 06/15/2027)
(Insured by SCH BD GTY)(5)	540,000	569,750
Washington & Clackamas Counties
School District No. 23J,
5.000%, 06/15/2040 (Callable 06/15/2029)
(Insured by SCH BD GTY)	500,000	539,481
Total Oregon
(Cost $18,106,288)		17,381,514	0.7%
Pennsylvania
Aliquippa Municipal Water Authority,
4.000%, 11/15/2046 (Callable 11/15/2029)
(Insured by BAM)	400,000	378,151

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Allegheny County Higher Education
Building Authority:
5.000%, 09/01/2024	$260,000	$263,291
5.000%, 09/01/2025	450,000	459,006
5.000%, 09/01/2026	400,000	411,353
5.000%, 09/01/2027	500,000	515,235
Bloomsburg PA Area School District,
4.000%, 09/01/2030 (Callable 03/01/2024)
(Insured by BAM)	250,000	249,377
Central Bradford Progress Authority,
3.700%, 12/01/2041 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	5,860,000	5,860,000
Chester County Industrial
Development Authority,
5.000%, 08/01/2045 (Callable 08/01/2023)	750,000	688,191
City of Erie Higher Education
Building Authority:
5.000%, 05/01/2031	175,000	180,977
4.000%, 05/01/2036 (Callable 05/01/2031)	200,000	180,105
City of Oil City PA:
4.000%, 12/01/2031 (Callable 12/01/2029)
(Insured by AGM)	100,000	105,392
4.000%, 12/01/2035 (Callable 12/01/2029)
(Insured by AGM)	275,000	279,861
4.000%, 12/01/2036 (Callable 12/01/2029)
(Insured by AGM)	850,000	847,602
4.000%, 12/01/2038 (Callable 12/01/2029)
(Insured by AGM)	320,000	319,278
4.000%, 12/01/2039 (Callable 12/01/2029)
(Insured by AGM)	320,000	318,595
4.000%, 12/01/2040 (Callable 12/01/2029)
(Insured by AGM)	270,000	266,553
4.000%, 12/01/2041 (Callable 12/01/2029)
(Insured by AGM)	270,000	264,292
Coatesville School District,
5.000%, 06/30/2023 (Insured by ST AID)	1,750,000	1,751,654
Commonwealth Financing Authority,
4.000%, 06/01/2039 (Callable 06/01/2028)
(Insured by AGM)	1,670,000	1,643,074
Conestoga Valley School District:
4.000%, 02/01/2040 (Callable 08/01/2029)	470,000	459,451
4.000%, 02/01/2041 (Callable 08/01/2029)
(Insured by ST AID)	410,000	400,234
4.000%, 02/01/2043 (Callable 08/01/2029)
(Insured by ST AID)	500,000	487,203
4.000%, 02/01/2044 (Callable 08/01/2029)	500,000	484,319
County of Mercer PA,
4.000%, 10/01/2046 (Callable 10/01/2029)
(Insured by BAM)	440,000	422,559
County of Montgomery PA,
5.000%, 07/01/2038 (Callable 07/01/2029)	1,845,000	2,037,248
Dauphin County General Authority,
5.000%, 06/01/2029 (Callable 06/01/2026)	690,000	722,978
Delaware County Authority:
5.000%, 10/01/2023	240,000	241,137
5.000%, 10/01/2035 (Callable 04/01/2027)	485,000	518,141
Delaware Valley Regional Finance Authority,
3.807%, 09/01/2048 (1 Month LIBOR
USD + 0.880%) (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(2)	1,000,000	984,419
East Hempfield Township Industrial
Development Authority,
5.000%, 12/01/2025	225,000	234,653
Eastern Lebanon County School District,
4.000%, 05/15/2041 (Callable 11/15/2026)
(Insured by ST AID)	350,000	339,706
Hamburg Area School District:
3.000%, 04/01/2034 (Callable 10/01/2026)
(Insured by ST AID)	1,000,000	952,623
3.000%, 04/01/2036 (Callable 10/01/2026)
(Insured by ST AID)	1,400,000	1,277,985
Indiana County Industrial
Development Authority:
5.000%, 05/01/2030 (Insured by BAM)	1,040,000	1,133,968
5.000%, 05/01/2032 (Callable 11/01/2031)
(Insured by BAM)	920,000	1,004,120
Lancaster County Convention
Center Authority:
4.000%, 05/01/2038 (Callable 05/01/2032)	1,645,000	1,619,078
4.375%, 05/01/2042 (Callable 05/01/2032)	1,000,000	991,705
4.000%, 05/01/2049 (Callable 05/01/2032)	1,500,000	1,346,129
Lancaster County Hospital Authority:
5.000%, 11/01/2037 (Callable 11/01/2029)	600,000	638,762
5.000%, 11/01/2040 (Callable 11/01/2029)	3,100,000	3,237,128
Lancaster Higher Education Authority:
4.000%, 10/01/2030 (Callable 10/01/2028)
(Insured by BAM)	1,225,000	1,276,114
4.000%, 10/01/2031 (Callable 10/01/2028)
(Insured by BAM)	1,000,000	1,038,867
Latrobe Industrial Development Authority:
5.000%, 03/01/2031	175,000	180,716
5.000%, 03/01/2032 (Callable 03/01/2031)	265,000	272,760
5.000%, 03/01/2033 (Callable 03/01/2031)	290,000	298,274
5.000%, 03/01/2034 (Callable 03/01/2031)	300,000	306,834
Lycoming County Authority,
4.000%, 11/01/2043
(Mandatory Tender Date 05/01/2024)(1)	525,000	525,961
Montgomery County Higher
Education & Health Authority:
1.125%, 05/01/2036
(Mandatory Tender Date 05/01/2023)(5)	685,000	679,077
5.000%, 09/01/2037 (Callable 09/01/2028)	1,000,000	1,046,458
Old Forge School District:
4.000%, 05/01/2041 (Callable 05/01/2027)
(Insured by BAM)	500,000	491,575
4.000%, 05/01/2045 (Callable 05/01/2027)
(Insured by BAM)	530,000	509,561
Panther Valley School District:
4.000%, 10/15/2031 (Callable 10/15/2028)
(Insured by BAM)	730,000	769,043
4.000%, 10/15/2032 (Callable 10/15/2028)
(Insured by BAM)	350,000	367,471
4.000%, 10/15/2033 (Callable 10/15/2028)
(Insured by BAM)	185,000	193,310
Pennsylvania Economic Development
Financing Authority:
5.000%, 06/30/2030	1,245,000	1,329,780
5.000%, 12/31/2030	1,000,000	1,069,396
0.000%, 01/01/2034 (County Guaranteed)	2,940,000	1,818,104
0.000%, 01/01/2034 (Insured by AGM)	1,680,000	1,050,152
4.000%, 11/15/2034 (Callable 11/15/2027)	1,000,000	1,005,976
5.250%, 06/30/2035 (Callable 12/31/2032)	1,250,000	1,328,913
5.250%, 06/30/2036 (Callable 12/31/2032)	1,000,000	1,049,709
5.500%, 06/30/2038 (Callable 12/31/2032)	2,000,000	2,104,628
0.000%, 01/01/2039 (Insured by AGM)	3,640,000	1,638,016
0.000%, 01/01/2047 (Insured by BAM)	2,980,000	832,984
5.250%, 06/30/2053 (Callable 12/31/2032)	2,000,000	1,958,301
5.000%, 12/31/2057 (Callable 12/31/2032)
(Insured by AGM)	3,000,000	2,975,468

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania Higher Educational
Facilities Authority,
5.000%, 07/01/2035 (Callable 07/01/2026)	$300,000	$288,144
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	170,000	168,784
4.000%, 10/01/2049 (Callable 10/01/2028)	1,255,000	1,254,304
4.250%, 10/01/2052 (Callable 04/01/2032)	4,000,000	4,046,602
Pennsylvania Turnpike Commission:
5.000%, 06/01/2030 (Callable 12/01/2025)	280,000	294,072
6.000%, 12/01/2030 (Callable 12/01/2027)
(Insured by BAM)(5)	205,000	235,808
4.750%, 12/01/2037 (Callable 12/01/2026)(5)	600,000	617,833
5.000%, 12/01/2038
(Callable 12/01/2028)(5)	1,150,000	1,200,771
6.375%, 12/01/2038 (Callable 12/01/2027)(5)	745,000	841,550
4.000%, 12/01/2039 (Callable 12/01/2031)	1,975,000	1,933,069
0.000%, 12/01/2040 (Callable 06/01/2029)(5)	645,000	629,619
4.000%, 12/01/2040 (Callable 12/01/2031)	2,555,000	2,501,887
Philadelphia Municipal Authority,
5.000%, 04/01/2030 (Callable 04/01/2027)	375,000	406,744
Pittsburgh Water & Sewer Authority,
3.780%, 09/01/2040
(SIFMA Municipal Swap Index + 0.650%)
(Callable 06/01/2023)
(Mandatory Tender Date 12/01/2023)
(Insured by AGM)(2)	3,300,000	3,296,713
Ridley School District:
4.000%, 09/15/2031 (Callable 03/15/2025)
(Insured by ST AID)	830,000	842,938
4.000%, 11/15/2036 (Callable 11/15/2029)
(Insured by AGM)	1,000,000	1,008,314
4.000%, 11/15/2037 (Callable 11/15/2029)
(Insured by AGM)	325,000	326,848
School District of Philadelphia:
5.000%, 09/01/2024 (Insured by ST AID)	600,000	618,971
4.000%, 09/01/2037 (Callable 09/01/2029)
(Insured by ST AID)	1,000,000	974,308
Sports & Exhibition Authority of
Pittsburgh and Allegheny County:
5.000%, 12/15/2028 (Callable 12/15/2027)
(Insured by BAM)	500,000	546,474
5.000%, 02/01/2031 (Insured by AGM)	3,175,000	3,549,380
5.000%, 02/01/2034 (Callable 02/01/2032)
(Insured by AGM)	4,000,000	4,433,273
State Public School Building Authority:
0.000%, 05/15/2027 (Insured by NATL)	160,000	136,939
0.000%, 05/15/2030 (Insured by NATL)	1,780,000	1,360,236
Swarthmore Borough Authority,
5.000%, 09/15/2039 (Callable 09/15/2028)	3,680,000	4,023,105
Trinity Area School District,
4.000%, 11/01/2043 (Callable 11/01/2029)
(Insured by AGM)	1,325,000	1,294,702
Upper Moreland Township School District,
5.000%, 10/01/2030 (Callable 04/01/2025)
(Insured by ST AID)	250,000	261,388
Westmoreland County Industrial
Development Authority:
5.000%, 07/01/2029	725,000	769,499
5.000%, 07/01/2030	550,000	587,995
York Suburban School District,
4.000%, 05/01/2030 (Callable 05/01/2024)
(Insured by BAM)	1,780,000	1,775,926
Total Pennsylvania
(Cost $105,101,412)		100,859,177	4.1%
Puerto Rico
Commonwealth of Puerto Rico:
5.250%, 07/01/2023	2,724,715	2,724,711
0.000%, 07/01/2024	4,318,000	4,002,017
5.375%, 07/01/2025	2,870,469	2,892,107
Puerto Rico Industrial Tourist Educational
Medical & Environmental Control Facilities:
5.000%, 07/01/2028	125,000	134,331
5.000%, 07/01/2033 (Callable 07/01/2031)	1,335,000	1,455,006
5.000%, 07/01/2034 (Callable 07/01/2031)	200,000	217,139
5.000%, 07/01/2035 (Callable 07/01/2031)	200,000	214,681
Puerto Rico Sales Tax Financing Corp.:
4.329%, 07/01/2040 (Callable 07/01/2028)	5,000,000	4,504,190
4.750%, 07/01/2053 (Callable 07/01/2028)	2,450,000	2,165,671
Total Puerto Rico
(Cost $18,794,362)		18,309,853	0.7%
Rhode Island
Rhode Island Commerce Corp.,
5.000%, 07/01/2033 (Callable 07/01/2028)
(Insured by BAM)	950,000	1,026,850
Rhode Island Health and Educational
Building Corp.,
4.000%, 09/15/2031 (Callable 09/15/2026)	125,000	127,628
Rhode Island Housing & Mortgage
Finance Corp.,
3.000%, 10/01/2051 (Callable 04/01/2030)	2,800,000	2,711,163
Rhode Island Student Loan Authority:
5.000%, 12/01/2027	1,000,000	1,068,845
5.000%, 12/01/2028	1,000,000	1,075,779
Total Rhode Island
(Cost $6,137,540)		6,010,265	0.2%
South Carolina
City of Newberry SC:
5.000%, 09/01/2028 (Insured by AGM)	250,000	278,383
5.000%, 09/01/2029 (Insured by AGM)	100,000	113,138
County of Florence SC,
5.000%, 11/01/2033 (Callable 11/01/2024)	250,000	257,987
Scago Educational Facilities Corp. for
Union School District,
5.000%, 12/01/2023 (Insured by BAM)	500,000	509,055
South Carolina Jobs-Economic
Development Authority:
5.000%, 05/01/2029 (Callable 05/01/2028)	1,080,000	1,154,319
4.000%, 08/15/2030 (Callable 08/15/2026)	270,000	268,986
5.250%, 08/15/2033 (Callable 08/15/2026)	2,500,000	2,602,325
5.250%, 07/01/2037 (Callable 07/01/2026)	100,000	102,329
South Carolina State Housing Finance
& Development Authority:
2.000%, 09/01/2024
(Mandatory Tender Date 03/01/2024)(1)	2,219,000	2,183,685
3.800%, 01/01/2049 (Callable 07/01/2027)	145,000	140,763
4.000%, 07/01/2050 (Callable 07/01/2029)	2,560,000	2,567,220
3.000%, 01/01/2052 (Callable 07/01/2030)	8,695,000	8,387,104
Spartanburg County School District No. 7,
5.000%, 03/01/2048 (Callable 03/01/2029)
(Insured by SCSDE)	350,000	370,834
Spartanburg Regional Health Services District:
4.000%, 04/15/2036 (Callable 04/15/2030)
(Insured by AGM)	445,000	448,902
4.000%, 04/15/2037 (Callable 04/15/2030)
(Insured by AGM)	500,000	500,873
4.000%, 04/15/2038 (Callable 04/15/2030)
(Insured by AGM)	500,000	498,331

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Sumter Two School Facilities, Inc.,
5.000%, 12/01/2023 (Insured by BAM)	$200,000	$203,532
Tender Option Bond Trust,
3.880%, 12/01/2042 (Callable 01/01/2025)
(Optional Put Date 01/06/2023)(1)(3)	5,000,000	5,000,000
Total South Carolina
(Cost $26,461,193)		25,587,766	1.0%
South Dakota
City of Brandon SD,
5.000%, 08/01/2037 (Callable 08/01/2030)
(Insured by AGM)	1,880,000	2,005,383
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	3,260,000	3,092,678
Milbank School District No. 25-4:
4.000%, 08/01/2029 (Callable 08/01/2026)
(Insured by ST AID)	750,000	779,869
5.000%, 08/01/2030 (Callable 08/01/2026)
(Insured by ST AID)	785,000	841,035
5.000%, 08/01/2031 (Callable 08/01/2026)
(Insured by ST AID)	820,000	876,805
South Dakota Health & Educational
Facilities Authority:
3.000%, 09/01/2029 (Callable 09/01/2028)	380,000	358,794
3.000%, 09/01/2030 (Callable 09/01/2028)	175,000	163,355
4.000%, 11/01/2040 (Callable 11/01/2025)	325,000	306,519
3.000%, 09/01/2041 (Callable 09/01/2028)	250,000	189,237
South Dakota Housing Development Authority:
4.000%, 05/01/2049 (Callable 05/01/2028)	1,595,000	1,597,377
5.000%, 05/01/2053 (Callable 11/01/2031)	3,000,000	3,126,722
South Dakota State Building Authority,
5.000%, 06/01/2036 (Callable 06/01/2028)	100,000	108,772
Total South Dakota
(Cost $14,233,136)		13,446,546	0.5%
Tennessee
City of Clarksville TN:
5.000%, 02/01/2032
(Pre-refunded to 02/01/2026)	1,000,000	1,067,696
4.125%, 09/01/2039 (Callable 09/01/2032)	1,000,000	1,002,244
City of Jackson TN:
5.000%, 04/01/2029
(Pre-refunded to 04/01/2025)	30,000	31,393
5.000%, 04/01/2029 (Callable 04/01/2025)	1,125,000	1,159,599
5.000%, 04/01/2036
(Pre-refunded to 04/01/2025)	60,000	62,787
5.000%, 04/01/2036 (Callable 04/01/2025)	1,890,000	1,903,119
City of Memphis TN:
5.000%, 12/01/2032
(Pre-refunded to 12/01/2024)	530,000	552,748
4.000%, 12/01/2033 (Callable 12/01/2026)	1,300,000	1,343,400
4.000%, 12/01/2033 (Callable 12/01/2027)	480,000	499,828
4.000%, 12/01/2034 (Callable 12/01/2026)	1,310,000	1,342,461
Cleveland Housing Authority,
4.000%, 08/01/2026
(Mandatory Tender Date 08/01/2025)(1)(3)	3,380,000	3,350,588
Greeneville Health & Educational
Facilities Board,
5.000%, 07/01/2034 (Callable 07/01/2023)	2,000,000	2,003,027
Knox County Health Educational &
Housing Facility Board:
5.000%, 01/01/2025 (Callable 01/30/2023)	1,190,000	1,191,017
5.000%, 01/01/2026 (Callable 01/30/2023)	145,000	145,123
0.650%, 12/01/2026
(Mandatory Tender Date 12/01/2024)(1)	1,200,000	1,099,225
3.950%, 12/01/2027 (Mandatory Tender
Date 12/01/2025) (Insured by HUD)(1)	2,175,000	2,187,653
Memphis-Shelby County Industrial
Development Board,
4.000%, 04/01/2038 (Callable 04/01/2031)
(Insured by AGM)	535,000	533,218
Nashville & Davidson County
Metropolitan Government:
3.000%, 10/01/2024	140,000	136,755
5.000%, 05/15/2029 (Callable 05/15/2025)	1,000,000	1,051,853
Shelby County Health Educational &
Housing Facilities Board:
4.000%, 05/01/2037 (Callable 05/01/2027)	250,000	249,952
4.000%, 08/01/2040 (Callable 02/01/2028)	1,120,000	1,122,651
Tennergy Corp.:
5.500%, 12/01/2030	3,470,000	3,700,985
5.500%, 10/01/2053 (Callable 09/01/2030)
(Mandatory Tender Date 12/01/2030)(1)	11,550,000	12,218,626
Tennessee Energy Acquisition Corp.:
5.625%, 09/01/2026	75,000	78,497
5.000%, 02/01/2027	195,000	199,705
Tennessee Housing Development Agency:
3.600%, 01/01/2031 (Callable 01/20/2023)	1,105,000	1,105,056
3.100%, 07/01/2036 (Callable 01/01/2026)	245,000	232,533
3.550%, 07/01/2039 (Callable 07/01/2024)	180,000	175,392
4.000%, 01/01/2042 (Callable 07/01/2026)	105,000	105,030
3.600%, 07/01/2042 (Callable 01/01/2027)	205,000	199,057
4.000%, 07/01/2043 (Callable 01/20/2023)	100,000	99,288
4.000%, 07/01/2045 (Callable 01/01/2025)	40,000	39,947
3.500%, 01/01/2047 (Callable 01/01/2026)	40,000	39,668
4.500%, 07/01/2049 (Callable 01/01/2028)	565,000	571,999
3.750%, 01/01/2050 (Callable 01/01/2029)	460,000	458,008
4.250%, 01/01/2050 (Callable 07/01/2028)	605,000	608,846
5.000%, 01/01/2053 (Callable 07/01/2031)	3,000,000	3,126,648
Total Tennessee
(Cost $45,401,416)		44,995,622	1.8%
Texas
Abilene Convention Center Hotel
Development Corp.,
4.000%, 10/01/2050 (Callable 10/01/2031)	2,850,000	2,158,877
Alamo Community College District:
5.000%, 08/15/2038 (Callable 08/15/2027)	1,040,000	1,112,804
4.500%, 08/15/2042 (Callable 08/15/2031)	750,000	768,225
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2028 (Callable 08/15/2026)
(PSF Guaranteed)	250,000	256,405
5.000%, 08/15/2028 (PSF Guaranteed)	980,000	1,086,706
4.000%, 08/15/2029 (PSF Guaranteed)	325,000	337,102
5.000%, 08/15/2029 (PSF Guaranteed)	560,000	630,265
4.000%, 08/15/2030 (PSF Guaranteed)	415,000	432,349
5.000%, 08/15/2030 (PSF Guaranteed)	605,000	686,479
4.000%, 08/15/2031 (Callable 08/15/2029)
(PSF Guaranteed)	510,000	526,346
5.000%, 08/15/2031 (PSF Guaranteed)	585,000	670,158
5.000%, 08/15/2032 (PSF Guaranteed)	660,000	760,417
4.000%, 08/15/2033 (Callable 08/15/2031)
(PSF Guaranteed)	355,000	365,740
4.000%, 08/15/2036 (Callable 08/15/2031)
(PSF Guaranteed)	1,370,000	1,363,960
4.000%, 08/15/2037 (Callable 08/15/2031)
(PSF Guaranteed)	765,000	758,858
4.000%, 02/15/2040 (Callable 02/15/2025)
(PSF Guaranteed)	805,000	786,334
4.125%, 08/15/2042 (Callable 08/15/2031)
(PSF Guaranteed)	2,920,000	2,869,152
4.250%, 08/15/2047 (Callable 08/15/2031)
(PSF Guaranteed)	2,405,000	2,341,451
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Arlington Housing Finance Corp.,
3.500%, 11/01/2043 (Callable 05/01/2025)
(Mandatory Tender Date 11/01/2025)(1)	$5,000,000	$5,009,571
Austin-Bergstrom Landhost Enterprises, Inc.:
5.000%, 10/01/2035 (Callable 10/01/2027)	1,250,000	1,294,646
5.000%, 10/01/2036 (Callable 10/01/2027)	885,000	913,403
Baytown Municipal Development District:
2.500%, 10/01/2031	500,000	420,616
3.500%, 10/01/2031(3)	1,020,000	864,665
Brazoria County Toll Road Authority,
0.000%, 03/01/2043 (Callable 03/01/2030)
(County Guaranteed)(5)	490,000	443,886
Central Texas Regional Mobility Authority:
5.000%, 01/01/2025 (Callable 07/01/2024)	1,060,000	1,087,527
4.000%, 01/01/2040 (Callable 01/01/2031)	1,250,000	1,185,487
5.000%, 01/01/2045
(Pre-refunded to 07/01/2025)	500,000	528,442
Central Texas Turnpike System,
0.000%, 08/15/2036 (Callable 08/15/2024)	1,000,000	543,828
City of Austin TX,
5.000%, 11/15/2025	1,000,000	1,043,852
City of Bryan TX,
4.000%, 07/01/2040 (Callable 07/01/2027)	250,000	246,930
City of Conroe TX,
5.000%, 11/15/2036 (Callable 11/15/2028)	500,000	543,755
City of Dallas Housing Finance Corp.,
3.500%, 02/01/2044 (Callable 06/01/2025)
(Mandatory Tender Date 02/01/2026)(1)	1,000,000	995,347
City of Decatur TX:
5.000%, 03/01/2024 (Insured by BAM)	300,000	306,557
5.000%, 03/01/2025 (Insured by BAM)	280,000	292,500
City of El Paso TX:
4.000%, 08/15/2041 (Callable 08/15/2025)	250,000	239,735
4.000%, 08/15/2041 (Callable 08/15/2025)	250,000	239,735
City of Houston TX:
5.000%, 11/15/2028 (Callable 11/15/2024)	715,000	743,171
5.500%, 12/01/2029 (ETM)
(Insured by NATL)	500,000	562,119
City of Hutto TX,
4.250%, 08/01/2047 (Callable 08/01/2032)	1,205,000	1,160,695
City of Magnolia TX,
5.700%, 09/01/2046(3)	975,000	923,839
City of Mesquite TX:
5.000%, 03/01/2039 (Callable 03/01/2032)	500,000	548,203
5.000%, 03/01/2040 (Callable 03/01/2032)	500,000	545,790
5.000%, 03/01/2041 (Callable 03/01/2032)	500,000	544,739
5.000%, 03/01/2042 (Callable 03/01/2032)	500,000	544,368
City of Port Arthur TX,
5.000%, 02/15/2023 (Insured by BAM)	250,000	250,521
City of San Antonio TX:
5.000%, 02/01/2023	2,120,000	2,122,991
2.000%, 02/01/2049
(Mandatory Tender Date 12/01/2027)(1)	7,500,000	7,037,978
City of Temple TX:
4.000%, 08/01/2035 (Callable 08/01/2030)
(Insured by BAM)	650,000	668,599
4.000%, 08/01/2037 (Callable 08/01/2030)
(Insured by BAM)	200,000	202,041
4.000%, 08/01/2038 (Callable 08/01/2030)
(Insured by BAM)	165,000	163,304
4.000%, 08/01/2039 (Callable 08/01/2030)
(Insured by BAM)	435,000	430,448
4.000%, 08/01/2041 (Callable 08/01/2030)
(Insured by BAM)	200,000	192,396
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2025 (PSF Guaranteed)	360,000	379,562
4.000%, 08/15/2030 (Callable 08/15/2026)
(PSF Guaranteed)	800,000	830,249
4.000%, 08/15/2032 (Callable 08/15/2026)
(PSF Guaranteed)	600,000	620,477
4.000%, 08/15/2033 (Callable 08/15/2028)
(PSF Guaranteed)	2,000,000	2,058,279
4.000%, 04/01/2034 (Callable 04/01/2030)
(PSF Guaranteed)	325,000	335,747
5.000%, 08/15/2034 (Callable 08/15/2026)
(PSF Guaranteed)	1,000,000	1,060,802
4.000%, 04/01/2035 (Callable 04/01/2030)
(PSF Guaranteed)	250,000	254,669
4.000%, 08/15/2035 (Callable 08/15/2029)
(PSF Guaranteed)	1,380,000	1,396,006
5.000%, 08/15/2042 (Callable 01/30/2023)	3,225,000	3,226,837
Comal County Water Control &
Improvement District No. 6:
4.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by BAM)	560,000	568,269
4.000%, 03/01/2032 (Callable 03/01/2028)
(Insured by BAM)	690,000	696,356
4.000%, 03/01/2033 (Callable 03/01/2028)
(Insured by BAM)	720,000	723,764
4.375%, 03/01/2033 (Callable 03/01/2028)
(Insured by AGM)	425,000	434,409
4.000%, 03/01/2034 (Callable 03/01/2028)
(Insured by BAM)	750,000	751,349
4.375%, 03/01/2034 (Callable 03/01/2028)
(Insured by AGM)	445,000	453,099
4.375%, 03/01/2035 (Callable 03/01/2028)
(Insured by AGM)	475,000	481,078
4.375%, 03/01/2036 (Callable 03/01/2028)
(Insured by AGM)	500,000	504,212
4.375%, 03/01/2037 (Callable 03/01/2028)
(Insured by AGM)	530,000	532,248
4.375%, 03/01/2038 (Callable 03/01/2028)
(Insured by AGM)	560,000	560,894
4.375%, 03/01/2042 (Callable 03/01/2028)
(Insured by AGM)	1,250,000	1,228,303
4.375%, 03/01/2045 (Callable 03/01/2028)
(Insured by AGM)	2,330,000	2,251,438
County of Wise TX:
5.000%, 08/15/2029	880,000	928,566
5.000%, 08/15/2033 (Callable 08/15/2031)	930,000	979,832
Crane County Water District,
5.000%, 02/15/2023	250,000	250,498
Danbury Higher Education Authority, Inc.:
4.000%, 02/15/2028 (Callable 02/15/2027)
(PSF Guaranteed)	250,000	258,698
4.000%, 02/15/2031 (Callable 02/15/2027)
(PSF Guaranteed)	200,000	207,920
Deaf Smith County Hospital District,
4.000%, 03/01/2040 (Callable 03/01/2027)	2,045,000	1,759,882
Denton County Housing Finance Corp.,
5.000%, 02/01/2026
(Mandatory Tender Date 02/01/2025)(1)	1,750,000	1,803,223
Ferris Independent School District,
5.000%, 08/15/2029 (Callable 08/15/2026)
(PSF Guaranteed)	560,000	602,371
Fort Bend County Municipal
Utility District No. 184:
4.250%, 04/01/2038 (Callable 04/01/2027)
(Insured by BAM)	630,000	613,469
4.500%, 04/01/2040 (Callable 04/01/2027)
(Insured by BAM)	1,055,000	1,050,473

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Fort Bend County Municipal
Utility District No. 184: (cont.)
4.500%, 04/01/2042 (Callable 04/01/2027)
(Insured by BAM)	$1,130,000	$1,111,228
Fort Bend County Municipal
Utility District No. 30,
4.000%, 09/01/2023 (Insured by BAM)	295,000	296,813
Fort Bend County Municipal
Utility District No. 58:
3.000%, 04/01/2033 (Callable 04/01/2029)
(Insured by BAM)	800,000	760,235
3.000%, 04/01/2034 (Callable 04/01/2029)
(Insured by BAM)	450,000	424,524
3.000%, 04/01/2035 (Callable 04/01/2029)
(Insured by BAM)	430,000	396,769
3.000%, 04/01/2037 (Callable 04/01/2029)
(Insured by BAM)	825,000	725,657
Grand Parkway Transportation Corp.:
0.000%, 10/01/2034 (Callable 10/01/2028)(5)	40,000	43,215
0.000%, 10/01/2035 (Callable 10/01/2028)(5)	50,000	53,683
0.000%, 10/01/2036 (Callable 10/01/2028)(5)	325,000	346,561
0.000%, 10/01/2045
(Callable 10/01/2028)(5)	1,795,000	1,877,336
0.000%, 10/01/2046
(Callable 10/01/2028)(5)	1,055,000	1,101,688
0.000%, 10/01/2047
(Callable 10/01/2028)(5)	2,470,000	2,581,484
0.000%, 10/01/2048 (Callable 10/01/2028)(5)	745,000	777,910
Harris County Cultural Education
Facilities Finance Corp.:
5.000%, 12/01/2026 (Callable 12/01/2024)	635,000	658,900
3.708%, 11/15/2046 (1 Month LIBOR
USD + 0.650%) (Callable 07/01/2023)
(Mandatory Tender Date 07/01/2024)(2)	7,000,000	7,004,907
Harris County Municipal
Utility District No. 423:
5.500%, 04/01/2025 (Insured by AGM)	425,000	447,235
5.500%, 04/01/2026 (Insured by AGM)	450,000	483,162
5.500%, 04/01/2027 (Insured by AGM)	450,000	490,768
5.500%, 04/01/2028 (Insured by AGM)	450,000	500,168
5.500%, 04/01/2029 (Insured by AGM)	475,000	537,552
5.500%, 04/01/2030 (Callable 04/01/2029)
(Insured by AGM)	500,000	566,228
Harris County Municipal Utility District No. 71,
4.000%, 09/01/2028 (Callable 09/01/2023)
(Insured by BAM)	250,000	252,042
Harris County Toll Road Authority,
5.000%, 08/15/2043 (Callable 02/15/2028)	500,000	525,067
Harris County-Houston Sports Authority:
0.000%, 11/15/2025 (Insured by NATL)	11,185,000	9,952,320
5.000%, 11/15/2026 (Callable 11/15/2024)
(Insured by AGM)	310,000	321,402
5.000%, 11/15/2053 (Callable 11/15/2024)	2,220,000	2,231,459
Harris-Waller Counties Municipal
Utility District No. 3:
6.000%, 09/01/2024 (Insured by AGM)	290,000	302,864
6.000%, 09/01/2025 (Insured by AGM)	315,000	337,670
6.000%, 09/01/2026 (Insured by AGM)	335,000	367,681
6.000%, 09/01/2027 (Insured by AGM)	365,000	408,042
6.000%, 09/01/2028 (Insured by AGM)	390,000	443,176
Housing Options, Inc.,
3.900%, 02/01/2026 (Mandatory Tender
Date 02/01/2025) (Insured by HUD)(1)	4,000,000	4,017,580
Houston Higher Education Finance Corp.,
3.375%, 10/01/2037 (Callable 01/30/2023)	770,000	634,087
Hunt Memorial Hospital District:
5.000%, 02/15/2028	525,000	564,030
5.000%, 02/15/2030	1,015,000	1,113,151
Irving Hospital Authority,
4.230%, 10/15/2044
(SIFMA Municipal Swap Index + 1.100%)
(Callable 04/15/2023) (Mandatory Tender
Date 10/15/2023) (Partially Pre-refunded)(2)	850,000	850,000
Joshua Independent School District,
5.500%, 02/15/2026 (PSF Guaranteed)	2,425,000	2,537,094
Katy Development Authority:
3.000%, 06/01/2032 (Callable 06/01/2027)
(Insured by BAM)	485,000	455,373
3.000%, 06/01/2033 (Callable 06/01/2027)
(Insured by BAM)	420,000	388,281
3.000%, 06/01/2034 (Callable 06/01/2027)
(Insured by BAM)	575,000	523,422
3.000%, 06/01/2035 (Callable 06/01/2027)
(Insured by BAM)	500,000	443,261
3.000%, 06/01/2039 (Callable 06/01/2027)
(Insured by BAM)	1,125,000	915,009
Kilgore Independent School District,
2.000%, 02/15/2052 (Mandatory Tender
Date 08/15/2025) (PSF Guaranteed)(1)	4,190,000	4,042,627
Lake Travis Independent School District,
4.000%, 02/15/2038 (Callable 02/15/2028)
(PSF Guaranteed)	250,000	250,153
Lakes Fresh Water Supply District
of Denton County,
4.000%, 09/01/2031 (Callable 09/01/2029)
(Insured by AGM)	680,000	703,505
Laredo Community College District,
5.000%, 08/01/2028 (Callable 08/01/2027)
(Insured by BAM)	350,000	384,190
Las Varas Public Facility Corp.,
0.400%, 05/01/2025 (Callable 11/01/2023)
(Mandatory Tender Date 05/01/2024)(1)	1,000,000	934,424
Lazy Nine Municipal Utility District No. 1B:
2.000%, 03/01/2035 (Callable 03/01/2027)
(Insured by AGM)	525,000	405,266
2.000%, 03/01/2037 (Callable 03/01/2027)
(Insured by AGM)	530,000	379,524
Leander Independent School District:
0.000%, 08/15/2040 (Pre-refunded to
08/15/2024) (PSF Guaranteed)	20,000	8,846
5.000%, 08/15/2040 (Callable 08/15/2025)
(PSF Guaranteed)	500,000	522,284
Lower Colorado River Authority,
4.000%, 05/15/2042 (Callable 05/15/2026)	465,000	432,787
Martin County Hospital District:
4.000%, 04/01/2027	225,000	232,199
4.000%, 04/01/2028	430,000	446,153
4.000%, 04/01/2031 (Callable 04/01/2030)	235,000	244,927
4.000%, 04/01/2033 (Callable 04/01/2030)	375,000	386,591
4.000%, 04/01/2034 (Callable 04/01/2030)	500,000	510,744
Matagorda County Navigation District No. 1:
4.400%, 05/01/2030 (Insured by AMBAC)	2,430,000	2,494,850
4.000%, 06/01/2030 (Callable 06/03/2023)	3,500,000	3,498,531
Metropolitan Transit Authority
of Harris County,
5.000%, 11/01/2034 (Callable 11/01/2029)	560,000	630,907
Montgomery County Municipal
Utility District No. 119,
4.000%, 04/01/2023 (Insured by BAM)	200,000	200,385
Navasota Independent School District,
5.000%, 02/15/2048 (Pre-refunded to
02/15/2025) (PSF Guaranteed)	2,100,000	2,191,620

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Hope Cultural Education
Facilities Finance Corp.:
2.000%, 01/01/2026	$1,345,000	$1,219,520
5.000%, 04/01/2029
(Pre-refunded to 04/01/2027)	255,000	277,304
Newark Higher Education Finance Corp.,
4.000%, 08/15/2035 (Callable 08/15/2025)
(PSF Guaranteed)	425,000	429,833
North Lamar Independent School District:
4.000%, 02/15/2032 (Callable 02/15/2031)
(PSF Guaranteed)	1,230,000	1,329,356
4.000%, 02/15/2036 (Callable 02/15/2031)
(PSF Guaranteed)	715,000	730,919
4.000%, 02/15/2037 (Callable 02/15/2031)
(PSF Guaranteed)	625,000	630,059
4.000%, 02/15/2038 (Callable 02/15/2031)
(PSF Guaranteed)	650,000	650,606
North Texas Tollway Authority:
5.000%, 01/01/2033 (Callable 01/01/2026)	675,000	713,010
6.750%, 09/01/2045
(Pre-refunded to 09/01/2031)(5)	40,000	52,195
Northeast Travis County Utility District,
0.000%, 09/01/2023 (Insured by BAM)	275,000	267,135
Northside Independent School District,
1.600%, 08/01/2049 (Mandatory Tender
Date 08/01/2024) (PSF Guaranteed)(1)	740,000	716,625
Northwest Harris County Municipal
Utility District No. 10:
5.000%, 04/01/2024 (Insured by BAM)	640,000	654,296
5.000%, 04/01/2025 (Insured by BAM)	650,000	674,301
5.000%, 04/01/2026 (Insured by BAM)	725,000	762,523
Red River Health Facilities Development Corp.,
8.000%, 11/15/2049
(Pre-refunded to 11/15/2024)	2,425,000	2,643,505
Remington Municipal Utility District No. 1,
3.000%, 09/01/2025 (Callable 09/01/2024)
(Insured by AGM)	540,000	540,319
Sabine-Neches Navigation District,
4.625%, 02/15/2047 (Callable 02/15/2031)	2,000,000	2,033,411
Seminole Hospital District,
3.000%, 02/15/2034 (Callable 02/15/2026)	1,200,000	1,004,325
Southwest Houston Redevelopment Authority,
5.000%, 09/01/2027 (Insured by AGM)	250,000	267,639
Sugar Land 4B Corp.,
4.000%, 02/15/2030 (Callable 02/15/2028)
(Insured by BAM)	1,045,000	1,100,606
Tarrant County Cultural Education
Facilities Finance Corp.:
2.750%, 02/15/2036
(Callable 01/20/2023)(1)	2,655,000	2,652,780
5.000%, 11/15/2037 (Callable 11/15/2027)	600,000	614,749
5.000%, 12/01/2039 (Callable 12/01/2023)	1,015,000	1,023,194
5.000%, 11/15/2040 (Callable 11/15/2026)	400,000	405,786
4.000%, 11/15/2042 (Callable 05/15/2026)	500,000	469,893
Texas Department of Housing
& Community Affairs:
4.000%, 08/01/2025 (Mandatory Tender
Date 08/01/2024) (Insured by HUD)(1)	2,000,000	2,009,294
5.000%, 01/01/2029 (Insured by GNMA)	215,000	235,753
5.000%, 07/01/2029 (Insured by GNMA)	175,000	193,118
5.000%, 01/01/2030 (Insured by GNMA)	450,000	499,674
4.750%, 01/01/2049 (Callable 07/01/2028)
(Insured by GNMA)	3,015,000	3,064,190
5.500%, 09/01/2052 (Callable 03/01/2032)
(Insured by GNMA)	6,000,000	6,416,238
6.000%, 03/01/2053 (Callable 03/01/2032)
(Insured by GNMA)	1,000,000	1,103,731
Texas Municipal Gas Acquisition
& Supply Corp. I:
4.645%, 12/15/2026
(3 Month LIBOR USD + 1.450%)
(Callable 01/03/2023)(2)	4,000,000	3,898,166
6.250%, 12/15/2026	1,125,000	1,184,261
Texas Municipal Gas Acquisition
& Supply Corp. II,
4.065%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	12,170,000	12,013,853
Texas Municipal Gas Acquisition
& Supply Corp. III:
5.000%, 12/15/2027	1,500,000	1,553,590
5.000%, 12/15/2028	3,000,000	3,112,968
5.000%, 12/15/2032	2,180,000	2,258,518
Texas Municipal Power Agency,
3.000%, 09/01/2029 (Callable 09/01/2026)
(Insured by AGM)	2,080,000	2,052,452
Texas State Technical College,
5.750%, 08/01/2047 (Callable 08/01/2032)
(Insured by AGM)	4,000,000	4,530,336
THF Public Facility Corp.,
3.250%, 03/01/2040 (Callable 09/01/2024)
(Mandatory Tender Date 09/01/2025)(1)	1,500,000	1,484,911
Tioga Independent School
District Public Facility Corp.,
3.250%, 08/15/2027 (Callable 08/15/2024)	200,000	184,873
Travis County Municipal Utility District No. 4,
4.000%, 09/01/2035 (Callable 01/30/2023)
(Insured by AGM)	615,000	615,217
Upper Trinity Regional Water District,
5.000%, 08/01/2032 (Callable 08/01/2028)
(Insured by BAM)	265,000	292,859
Viridian Municipal Management District:
4.000%, 12/01/2027 (Callable 12/01/2023)
(Insured by AGM)	315,000	317,592
4.000%, 12/01/2028 (Callable 12/01/2023)
(Insured by AGM)	470,000	473,838
5.500%, 12/01/2032 (Callable 12/01/2029)	415,000	424,058
4.000%, 12/01/2037 (Callable 12/01/2027)
(Insured by BAM)	865,000	837,631
5.750%, 12/01/2037 (Callable 12/01/2029)	690,000	702,142
6.000%, 12/01/2043 (Callable 12/01/2029)	1,260,000	1,279,106
6.250%, 12/01/2049 (Callable 12/01/2029)	1,300,000	1,326,900
Washington County Junior College District,
5.000%, 10/01/2028 (Callable 04/01/2026)
(Insured by BAM)	500,000	529,669
White Settlement Independent School District,
0.000%, 08/15/2040 (Pre-refunded to
08/15/2023) (PSF Guaranteed)	1,370,000	644,014
Wimberley Independent School District,
4.000%, 08/15/2031 (Callable 08/15/2027)
(PSF Guaranteed)	355,000	371,378
Total Texas
(Cost $230,943,445)		221,700,057	8.9%
Utah
City of Herriman City UT,
4.000%, 01/01/2041 (Callable 01/01/2031)
(Insured by AGM)	500,000	502,376
City of Salt Lake City UT:
5.000%, 07/01/2028	1,000,000	1,068,978
5.000%, 07/01/2030 (Callable 07/01/2027)	155,000	167,756
5.000%, 07/01/2042 (Callable 07/01/2027)	4,140,000	4,246,865
Grand County School District,
5.000%, 12/15/2037 (Callable 12/15/2025)
(Insured by AGM)	870,000	907,634

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Jordan Valley Water Conservancy District:
5.000%, 10/01/2032 (Callable 10/01/2026)	$250,000	$269,356
5.000%, 10/01/2033 (Callable 10/01/2026)	350,000	376,325
Midvale Utah Redevelopment Agency,
5.000%, 05/01/2027	290,000	314,475
University of Utah,
4.000%, 08/01/2039 (Callable 08/01/2030)	1,760,000	1,760,404
Utah Charter School Finance Authority:
0.000%, 04/15/2025 (Insured by UT CSCE)	615,000	558,611
3.000%, 04/15/2027 (Insured by UT CSCE)	370,000	361,427
5.000%, 04/15/2027 (Callable 04/15/2026)
(Insured by UT CSCE)	365,000	383,917
5.000%, 04/15/2028 (Callable 04/15/2026)
(Insured by UT CSCE)	720,000	755,815
4.000%, 04/15/2029 (Insured by UT CSCE)	175,000	176,949
5.000%, 10/15/2032 (Callable 10/15/2027)
(Insured by UT CSCE)	310,000	327,088
5.000%, 10/15/2036 (Callable 04/15/2023)
(Insured by UT CSCE)	700,000	702,809
4.000%, 04/15/2037 (Callable 04/15/2032)
(Insured by UT CSCE)	500,000	478,863
5.000%, 04/15/2037 (Callable 04/15/2026)
(Insured by UT CSCE)	520,000	532,570
4.000%, 04/15/2042 (Callable 04/15/2032)
(Insured by UT CSCE)	480,000	438,194
5.000%, 10/15/2043 (Pre-refunded to
10/15/2023) (Insured by UT CSCE)	2,250,000	2,283,225
5.000%, 10/15/2043 (Callable 10/15/2027)
(Insured by UT CSCE)	1,000,000	1,020,018
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)
(Insured by FHA)	140,000	139,854
Utah Telecommunication Open
Infrastructure Agency:
4.375%, 06/01/2040 (Callable 06/01/2032)	1,750,000	1,757,905
5.500%, 06/01/2040 (Callable 06/01/2032)	1,000,000	1,123,652
Utah Transit Authority,
4.000%, 12/15/2041 (Callable 06/15/2028)	400,000	395,467
Utah Water Finance Agency,
4.000%, 03/01/2031 (Callable 03/01/2027)	925,000	964,849
Total Utah
(Cost $23,045,206)		22,015,382	0.9%
Vermont
City of Burlington VT,
5.000%, 07/01/2028 (Callable 07/01/2027)	275,000	299,468
University of Vermont,
4.000%, 10/01/2043 (Callable 10/01/2026)	1,000,000	947,067
Vermont Educational & Health
Buildings Financing Agency,
5.000%, 12/01/2039 (Callable 06/01/2026)	500,000	515,507
Vermont Housing Finance Agency,
3.650%, 11/01/2032 (Callable 11/01/2024)	95,000	95,279
Vermont Public Power Supply Authority,
5.000%, 07/01/2028 (Callable 07/01/2027)	500,000	519,240
Total Vermont
(Cost $2,605,854)		2,376,561	0.1%
Virginia
Chesapeake Bay Bridge & Tunnel District,
5.000%, 11/01/2023	9,720,000	9,808,801
City of Virginia Beach VA,
3.000%, 03/01/2031 (Callable 03/01/2028)
(Insured by ST AID)	1,500,000	1,504,530
County of James City VA,
3.000%, 06/15/2029 (Callable 06/15/2025)
(Insured by ST AID)	1,000,000	1,001,877
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	7,950,000	8,308,419
Fredericksburg Economic
Development Authority,
5.000%, 06/15/2030 (Callable 06/15/2024)	1,000,000	1,020,027
Hampton Roads Transportation
Accountability Commission,
5.000%, 07/01/2042 (Callable 01/01/2028)	305,000	325,630
James City County Economic
Development Authority,
6.000%, 06/01/2043
(Pre-refunded to 06/01/2023)	2,360,933	2,386,086
Portsmouth Redevelopment &
Housing Authority,
3.500%, 07/01/2025 (Mandatory Tender
Date 07/01/2024) (Insured by HUD)(1)	3,500,000	3,475,025
Virginia College Building Authority:
5.250%, 01/01/2026 (Insured by NATL)	1,890,000	1,942,586
4.000%, 02/01/2034 (Callable 02/01/2031)	2,000,000	2,099,874
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 01/20/2023)	2,570,000	2,441,066
Virginia Resources Authority,
3.000%, 11/01/2031 (Callable 11/01/2028)	1,200,000	1,202,379
Virginia Small Business Financing Authority,
5.000%, 10/01/2042 (Callable 10/01/2032)	1,105,000	1,173,115
Total Virginia
(Cost $37,791,176)		36,689,415	1.5%
Washington
Eastern Washington University,
3.000%, 10/01/2033 (Callable 10/01/2026)	600,000	544,348
Energy Northwest,
5.000%, 07/01/2030 (Callable 07/01/2028)	600,000	667,515
FYI Properties,
5.000%, 06/01/2038 (Callable 06/01/2028)	1,500,000	1,604,677
Grant County Public Utility District No. 2,
2.000%, 01/01/2044 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	250,000	241,148
King County Housing Authority:
4.000%, 06/01/2029	800,000	826,516
5.000%, 12/01/2030 (Callable 12/01/2026)	1,650,000	1,754,786
King County Public Hospital District No. 1,
5.000%, 12/01/2029 (Callable 12/01/2028)	1,050,000	1,161,510
Metropolitan Park District of Tacoma WA,
5.000%, 12/01/2033 (Callable 12/01/2026)	500,000	517,806
Pend Oreille County Public
Utility District No. 1:
5.000%, 01/01/2028	220,000	233,517
5.000%, 01/01/2031 (Callable 01/01/2028)	100,000	105,645
5.000%, 01/01/2038 (Callable 01/01/2029)	2,500,000	2,567,773
5.000%, 01/01/2039 (Callable 01/01/2028)	1,500,000	1,534,129
Seattle Housing Authority,
4.000%, 09/01/2025 (Callable 03/01/2025)	5,000,000	5,085,297
State of Washington:
5.000%, 07/01/2035 (Callable 07/01/2028)	805,000	871,832
5.000%, 06/01/2039 (Callable 06/01/2029)	800,000	868,516
5.000%, 07/01/2042 (Callable 07/01/2028)	1,330,000	1,407,699
Tacoma Metropolitan Park District:
5.000%, 12/01/2024	430,000	440,700
4.000%, 12/01/2028	2,290,000	2,279,433
4.000%, 12/01/2029 (Callable 12/01/2028)	1,735,000	1,731,281
4.000%, 12/01/2030 (Callable 12/01/2028)	795,000	790,915
5.000%, 12/01/2033 (Callable 12/01/2027)	385,000	401,954
5.000%, 12/01/2035 (Callable 12/01/2027)	335,000	347,033

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Washington Health Care Facilities Authority:
5.000%, 07/01/2032 (Callable 01/01/2028)	$1,000,000	$1,051,401
5.000%, 08/15/2037 (Callable 02/15/2028)	3,015,000	3,137,306
Washington State Housing
Finance Commission:
2.400%, 06/01/2025 (Insured by GNMA)	810,000	794,299
3.700%, 12/01/2033 (Callable 06/01/2024)	20,000	19,892
4.000%, 06/01/2049 (Callable 06/01/2028)	440,000	440,727
Western Washington University:
4.000%, 05/01/2028 (Insured by BAM)	320,000	333,502
4.000%, 05/01/2029 (Insured by BAM)	345,000	359,751
4.000%, 05/01/2030 (Insured by BAM)	530,000	553,895
Total Washington
(Cost $34,003,159)		32,674,803	1.3%
West Virginia
West Virginia Economic
Development Authority,
3.750%, 12/01/2042
(Mandatory Tender Date 06/01/2025)(1)	2,500,000	2,478,781
West Virginia Hospital Finance Authority,
4.000%, 06/01/2029 (Callable 06/01/2026)	445,000	453,812
Total West Virginia
(Cost $2,958,898)		2,932,593	0.1%
Wisconsin
City of Milwaukee WI,
5.000%, 04/01/2024	3,695,000	3,773,453
County of Waushara WI,
4.500%, 06/01/2027 (Callable 06/01/2025)	2,260,000	2,329,314
Oak Creek-Franklin Joint School District,
3.150%, 04/01/2028 (Callable 04/01/2025)	5,140,000	5,151,381
Oshkosh Area School District,
2.625%, 03/01/2027 (Callable 03/01/2023)
(Insured by BAM)	12,000,000	11,599,606
Public Finance Authority:
5.000%, 06/01/2023	1,375,000	1,381,499
5.000%, 10/01/2023(3)	2,125,000	2,131,286
5.000%, 10/01/2024(3)	2,725,000	2,739,680
3.000%, 04/01/2025(3)	235,000	225,570
5.000%, 06/15/2025	220,000	224,460
3.000%, 03/01/2026
(Callable 01/30/2023)(3)	1,250,000	1,172,526
0.000%, 09/01/2028
(Pre-refunded to 09/01/2026)	130,000	107,705
5.000%, 10/01/2029(3)	1,000,000	999,357
5.000%, 03/01/2031 (Callable 03/01/2026)	440,000	462,901
4.000%, 04/01/2032(3)	900,000	827,707
5.000%, 10/01/2034
(Callable 10/01/2029)(3)	2,750,000	2,659,673
5.000%, 07/01/2035 (Callable 07/01/2028)
(Insured by AGM)	400,000	419,886
4.000%, 04/01/2042
(Callable 04/01/2032)(3)	850,000	676,465
5.000%, 10/01/2044 (Callable 04/01/2029)	1,750,000	1,778,239
4.000%, 04/01/2052
(Callable 04/01/2032)(3)	1,000,000	724,684
University of Wisconsin Hospitals & Clinics:
5.000%, 04/01/2036 (Callable 10/01/2028)	465,000	499,549
5.000%, 04/01/2038
(Pre-refunded to 04/01/2023)	830,000	834,016
5.000%, 04/01/2043 (Callable 10/01/2028)	2,035,000	2,104,781
Village of Mount Pleasant WI:
4.000%, 04/01/2035 (Callable 04/01/2028)	1,795,000	1,848,551
5.000%, 04/01/2036 (Callable 04/01/2028)	1,000,000	1,083,325
4.000%, 04/01/2037 (Callable 04/01/2028)	1,000,000	994,719
5.000%, 04/01/2038 (Callable 04/01/2028)	1,000,000	1,069,779
5.000%, 04/01/2048 (Callable 04/01/2028)	200,000	206,094
5.000%, 04/01/2048 (Callable 04/01/2028)
(Insured by BAM)	2,875,000	2,976,234
Wisconsin Center District:
5.250%, 12/15/2023 (ETM)
(Insured by AGM)	40,000	40,131
5.250%, 12/15/2023 (Insured by AGM)	630,000	641,053
0.000%, 12/15/2027 (Insured by AGM)	525,000	444,946
0.000%, 12/15/2027 (Insured by NATL)	220,000	183,754
5.000%, 12/15/2027 (Callable 06/15/2026)	500,000	537,556
0.000%, 12/15/2028 (Insured by AGM)	255,000	207,992
0.000%, 12/15/2028 (Insured by AGM)	1,045,000	842,455
5.000%, 12/15/2028 (Callable 06/15/2026)	345,000	370,207
0.000%, 12/15/2029 (Insured by AGM)	315,000	246,794
0.000%, 12/15/2030 (Insured by AGM)	1,325,000	980,178
0.000%, 12/15/2030 (Insured by AGM)	460,000	345,639
5.000%, 12/15/2030 (Callable 06/15/2026)	500,000	534,832
5.000%, 12/15/2031 (Callable 06/15/2026)	440,000	470,652
0.000%, 12/15/2034 (Callable 12/15/2030)
(Insured by AGM)	615,000	371,552
0.000%, 12/15/2035 (Callable 12/15/2030)
(Insured by AGM)	2,780,000	1,581,702
0.000%, 12/15/2035 (Callable 06/15/2026)
(Insured by BAM)	300,000	170,687
5.250%, 12/15/2061
(Callable 12/15/2030)(3)	1,000,000	992,703
Wisconsin Health &
Educational Facilities Authority:
5.000%, 07/01/2023	165,000	166,297
5.000%, 11/01/2023	125,000	124,443
5.000%, 07/01/2024	250,000	256,041
5.000%, 11/01/2024	155,000	153,395
5.000%, 03/01/2025 (Callable 03/01/2024)	315,000	314,591
5.000%, 11/01/2025	245,000	240,876
5.000%, 12/01/2025	135,000	141,862
5.000%, 07/01/2026 (Callable 07/01/2024)	50,000	51,335
5.000%, 12/01/2026 (Callable 11/01/2024)	1,190,000	1,231,578
5.000%, 03/01/2027 (Callable 03/01/2024)	1,095,000	1,092,201
5.000%, 10/01/2027	250,000	272,733
5.000%, 02/15/2028 (Callable 02/15/2027)	575,000	606,337
5.000%, 03/01/2028 (Callable 03/01/2024)	830,000	825,733
5.000%, 08/15/2028 (Callable 08/15/2023)	1,025,000	1,031,278
5.000%, 11/01/2028 (Callable 11/01/2026)	470,000	452,722
5.000%, 12/01/2028 (Callable 11/01/2026)	395,000	420,461
5.000%, 10/01/2029	555,000	619,691
5.000%, 11/01/2030 (Callable 11/01/2026)	515,000	487,785
5.000%, 12/15/2030 (Callable 12/15/2024)	480,000	496,552
5.000%, 04/01/2031 (Callable 04/01/2027)	250,000	268,431
5.000%, 10/01/2031 (Callable 10/01/2029)	250,000	274,554
4.000%, 11/15/2034 (Callable 05/15/2026)	1,000,000	1,012,114
4.000%, 08/15/2037 (Callable 08/15/2027)	1,905,000	1,906,417
5.000%, 06/01/2038 (Callable 01/20/2023)
(Mandatory Tender Date 06/01/2023)(1)	1,000,000	1,000,821
4.375%, 06/01/2039 (Callable 01/30/2023)	230,000	226,260
4.000%, 11/15/2039 (Callable 05/15/2026)	525,000	511,386
5.000%, 12/15/2039 (Callable 12/15/2024)	1,450,000	1,470,190
5.000%, 12/15/2044 (Callable 12/15/2024)	675,000	680,865
5.000%, 12/01/2045 (Callable 12/01/2032)	2,000,000	2,066,333
4.000%, 11/15/2046 (Callable 05/15/2026)	475,000	435,797
5.250%, 12/01/2048 (Callable 12/01/2032)	3,000,000	3,157,969
The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Health &
Educational Facilities Authority: (cont.)
5.000%, 02/15/2051 (Callable 08/15/2026)
(Mandatory Tender Date 02/15/2027)(1)	$2,300,000	$2,403,051
5.000%, 02/15/2052 (Callable 08/15/2024)
(Mandatory Tender Date 02/15/2025)(1)	1,000,000	1,021,322
3.700%, 02/15/2053 (Callable 01/03/2023)
(Optional Put Date 01/06/2023)(1)	8,470,000	8,470,000
3.680%, 08/15/2054
(SIFMA Municipal Swap Index + 0.550%)
(Callable 01/20/2023)
(Mandatory Tender Date 07/26/2023)(2)	1,445,000	1,444,798
Wisconsin Housing & Economic
Development Authority:
4.000%, 03/01/2048 (Callable 03/01/2027)
(Insured by FNMA)	805,000	804,706
4.250%, 03/01/2049 (Callable 09/01/2028)
(Insured by FNMA)	1,260,000	1,271,222
0.500%, 11/01/2050 (Callable 05/01/2023)
(Mandatory Tender Date 11/01/2024)
(Insured by HUD)(1)	1,110,000	1,036,704
Total Wisconsin
(Cost $102,104,512)		98,414,124	4.0%
Wyoming
County of Laramie WY:
4.000%, 05/01/2030	720,000	753,693
4.000%, 05/01/2032 (Callable 05/01/2031)	525,000	538,768
4.000%, 05/01/2034 (Callable 05/01/2031)	500,000	506,711
4.000%, 05/01/2036 (Callable 05/01/2031)	600,000	600,687
4.000%, 05/01/2037 (Callable 05/01/2031)	225,000	221,578
Wyoming Community
Development Authority:
3.000%, 12/01/2044 (Callable 06/01/2024)	25,000	24,762
4.000%, 12/01/2048 (Callable 06/01/2028)	1,175,000	1,176,882
Total Wyoming
(Cost $4,255,467)		3,823,081	0.2%
Total Long-Term Investments
(Cost $2,441,143,962)		2,364,845,152	95.0%
Short-Term Investments
U.S. Treasury Security
U.S. Treasury Bill, 3.92%(6), 02/21/2023	80,000,000	79,547,403
Total U.S. Treasury Security
(Cost $79,536,920)		79,547,403	3.2%

	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free
Cash Trust, Premier Shares, 3.56%(4)	1,610,761	1,610,761
Total Money Market Mutual Fund
(Cost $1,610,761)		1,610,761	0.1%
Total Short-Term Investments
(Cost $81,147,681)		81,158,164	3.3%
Total Investments
(Cost $2,522,291,643)		2,446,003,316	98.3%
Other Assets in Excess of Liabilities		42,476,766	1.7%
TOTAL NET ASSETS		$2,488,480,082	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SONYMA – State of New York Mortgage Agency
SCSDE – South Carolina School District
ST AID – State Aid Intercept/Withholding
USDA – USDA OneRD Guarantee
UT CSCE – Utah Charter School Credit Enhancement Program
XLCA – XL Capital Assurance, Inc.
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
SOFR – Secured Overnight Financing Rate
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2022.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $76,360,020, which represented 3.07% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.
(6)	Effective yield as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$2,364,845,152	$—	$2,364,845,152
Total Long-Term Investments	—	2,364,845,152	—	2,364,845,152
Short-Term Investments
U.S. Treasury Security	—	79,547,403	—	79,547,403
Money Market Mutual Fund	1,610,761	—	—	1,610,761
Total Short-Term Investments	1,610,761	79,547,403	—	81,158,164
Total Investments	$1,610,761	$2,444,392,555	$—	$2,446,003,316

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
December 31, 2022 (Unaudited)

The Baird Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

The tax-exempt market closed the year with a strong tone, as yields fell modestly in December, adding to the strong rally that began in November. Although yields were lower for the quarter, they still rose significantly across the curve for the full year with short-term rates rising more than long. The magnitude of the move in short rates left yields between the 1–10-year curve inverted for the first time ever (-18 bps at year end). Inflation, which rose much more than expected and proved to be more persistent than transitory, was the obvious catalyst for the big upward yield adjustment in 2022. Exacerbating the inflation pressures was Russia’s invasion of Ukraine, especially impacting global food and energy prices, as well as China’s strict COVID-19 lockdowns, which prolonged global supply constraints. A tight labor market in the US, with nearly two job openings for every unemployed individual, also kept wage pressures elevated. The Fed reacted aggressively as the inflation data became more troubling. Rather than boost rates by the total of 75 bps they expected at the start of the year, the federal funds rate rose by 425 bps (including four successive 75 bps increases); the most aggressive Fed rate campaign on record combined with transitioning from quantitative easing (QE) to quantitative tightening (QT) as the Fed’s balance sheet was unwound.

During 2022, the Institutional Class Shares of the Fund (BMQIX) posted a net return of -7.73% vs. a -8.53% return for the Bloomberg Municipal Bond Index.

Positive contributors to the Fund’s relative performance during the year include:

•	Security selection – Opportunistic trading and underweight to longer spread-duration structures
•	Sector Positioning – Transportation and Hospital drag offset by Housing and Education allocation outperformance

Negative contributors to the Fund’s relative performance during the year include:

•	Curve Positioning – Rising rates and a flattening curve was a performance drag
•	Credit Positioning – Overweight to lower-quality detracted from performance
•	Pricing Service Impact – ICE (Fund) lagged the pricing of Benchmark (BVAL) securities

We expect economic growth to slow over the course of 2023, with the understanding that monetary policy changes operate with long and variable lags. Inflation should also fall, but to what level and at what pace are the key questions that will determine how high the federal funds rate rises and how long it remains elevated. Our view is that a “higher for longer” federal funds rate is likely, which implies that an unusually flat yield curve is probable for much of the year. Municipal issuance should remain modest even as infrastructure spending picks up but refunding volume will once again be quite low given the higher rate levels. With tax-loss harvesting largely behind us and much more attractive yields than a year ago, investor demand should improve, leading to positive municipal fund flows once again in 2023. The backdrop for municipal credit fundamentals remains strong. State and local governments begin the new year with record reserves that will help cushion an expected slowdown in tax revenues. Therefore, we expect credit ratings to remain relatively stable throughout 2023. Two sectors that we are more cautious on are Hospitals, which face labor shortages and rising costs, and Higher Education, which is challenged by declining enrollment growth. That said, structural opportunities in various sectors of the market (e.g., Housing) combined with modestly wider credit spreads over the year would be viewed as an opportunity in 2023.

The Fund maintains a neutral duration posture relative to the benchmark while seeking a yield curve allocation that optimizes roll-down benefit. Sector weightings will likely favor revenue-backed issues, with a particular focus, selectively, on Hospitals and Housing bonds. Given the recent widening in credit spreads, we believe a modest credit overweight is appropriate, particularly shorter on the curve. Although the pace of economic growth and tax revenues are likely to slow, credit fundamentals across most municipalities remains strong. That said, careful fundamental credit analysis and review remains critically important to adding value. Additional yield will also be sought from structural nuances at the individual security level where differing bond characteristics, such as coupon, call optionality and cash-flow variability help to create market inefficiencies.

Baird Municipal Bond Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

Quality Distribution(2)(7)

	Net Assets	$59,755,212

	SEC 30-Day Yield(4)
	Institutional Class	3.73%
	Investor Class	3.48%

	Average Effective Duration	6.39 years

	Average Effective Maturity	8.21 years

	Annualized Expense Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio Turnover Rate	76%

Sector Weightings(1)	Number of Holdings	261

(1)	Percentages shown are based on the Fund’s total net assets.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2022.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.
(6)	Includes 0.25% 12b-1 fee.
(7)	Percentages shown are based on the Fund’s total investments.

Baird Municipal Bond Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming	Growth of a hypothetical investment of $10,000 made on 11/15/19, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2022	Year	Years	Inception(1)
Institutional Class Shares	-7.73%	1.63%	1.95%
Investor Class Shares	-7.78%	1.38%	1.70%
Bloomberg Municipal Bond Index(2)	-8.53%	-0.77%	-0.48%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2022.
(2)
The Bloomberg Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 15% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Alabama Corrections Institution Finance Authority,
5.000%, 07/01/2037 (Callable 07/01/2032)	$500,000	$550,729
Alabama Special Care Facilities Financing Authority,
5.000%, 06/01/2026 (Callable 06/01/2025)	110,000	115,379
Black Belt Energy Gas District:
4.000%, 12/01/2049 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	45,000	44,504
5.000%, 05/01/2053
(Mandatory Tender Date 06/01/2028)(1)	500,000	525,218
Chilton County Health Care Authority,
3.000%, 11/01/2027 (Callable 11/01/2025)	100,000	96,824
Jacksonville State University,
5.000%, 12/01/2036
(Callable 12/01/2027) (Insured by AGM)	500,000	538,999
Lower Alabama Gas District,
4.000%, 12/01/2050 (Callable 09/01/2025)
(Mandatory Tender Date 12/01/2025)(1)	175,000	173,616
Southeast Energy Authority A Cooperative District:
5.500%, 01/01/2053 (Callable 09/01/2029)
(Mandatory Tender Date 12/01/2029)(1)	250,000	264,650
5.000%, 05/01/2053 (Callable 05/01/2028)
(Mandatory Tender Date 08/01/2028)(1)	250,000	256,628
Wilcox County Board of Education,
4.000%, 03/01/2031
(Callable 09/01/2025) (Insured by AGM)	125,000	128,083
Total Alabama
(Cost $2,686,542)		2,694,630	4.5%
Alaska
CIVIC Ventures,
5.000%, 09/01/2027 (Callable 09/01/2025)	200,000	204,457
Total Alaska
(Cost $209,058)		204,457	0.3%
Arizona
Arizona Industrial Development Authority:
5.000%, 10/01/2030 (Callable 10/01/2026)(3)	100,000	98,356
4.000%, 07/01/2032 (Callable 01/01/2028)
(Insured by SD CRED PROG)	100,000	98,925
Glendale Industrial Development Authority,
2.125%, 07/01/2033 (Callable 07/01/2029)	250,000	206,551
Glendale Municipal Property Corp.,
4.000%, 07/01/2038 (Callable 01/30/2023)	180,000	179,994
Industrial Development Authority
of the County of Pima,
4.000%, 07/01/2029	25,000	24,663
Total Arizona
(Cost $660,821)		608,489	1.0%
Arkansas
Batesville Public Facilities Board,
5.000%, 06/01/2026	150,000	156,075
City of Heber Springs AR,
1.625%, 06/01/2047 (Callable 06/01/2028)	215,000	190,284
Total Arkansas
(Cost $374,030)		346,359	0.6%
California
Brea Redevelopment Agency,
0.000%, 08/01/2036 (Callable 08/01/2027)(5)	145,000	149,831
California Community College
Financing Authority,
5.750%, 07/01/2060 (Callable 07/01/2032)(3)	350,000	328,614
California Public Finance Authority,
2.375%, 11/15/2028 (Callable 05/15/2023)(3)	75,000	68,758
California Statewide Communities
Development Authority,
4.000%, 04/01/2036 (Callable 04/01/2030)	500,000	500,385
City of Los Angeles Department of Airports,
5.000%, 05/15/2033 (Callable 05/15/2029)	500,000	534,279
El Rancho Unified School District,
0.000%, 08/01/2031
(Callable 08/01/2028) (Insured by AGM)(5)	115,000	132,326
Freddie Mac Multifamily Variable Rate Certificate,
2.875%, 07/25/2036	748,495	642,851
Golden Valley Unified School District,
0.000%, 08/01/2028 (Insured by NATL)	75,000	61,895
Hawthorne School District,
5.200%, 08/01/2042
(Callable 08/01/2027) (Insured by AGM)(5)	250,000	268,463
Los Alamitos Unified School District,
0.000%, 08/01/2042 (Callable 08/01/2029)(5)	195,000	199,128
Los Angeles County Schools Regionalized
Business Services Corp.,
0.000%, 08/01/2029 (Insured by AMBAC)	285,000	222,792
Mayers Memorial Hospital District:
0.000%, 08/01/2029	160,000	119,024
0.000%, 08/01/2030	360,000	255,899
Morongo Unified School District,
0.000%, 08/01/2041 (Callable 08/01/2030)(5)	125,000	120,222
Newport Mesa Unified School District,
6.300%, 08/01/2042 (Callable 08/01/2031)(5)	35,000	42,608
Oak Park Unified School District,
7.100%, 08/01/2038
(Callable 08/01/2031) (Insured by AGM)(5)	50,000	62,563
Solano County Community College District,
0.000%, 08/01/2030 (Callable 08/01/2025)(5)	150,000	151,047
Total California
(Cost $3,958,539)		3,860,685	6.5%
Colorado
City & County of Denver CO,
5.000%, 08/01/2041 (Callable 08/01/2026)	365,000	380,077
Colorado Educational & Cultural
Facilities Authority:
2.000%, 09/01/2030 (Callable 09/01/2028)	100,000	89,825
5.000%, 12/01/2038 (Callable 12/01/2028)	75,000	76,382
Colorado Water Resources & Power
Development Authority,
5.000%, 09/01/2044
(Callable 09/01/2024) (Insured by BAM)	200,000	204,497
Grand River Hospital District,
5.250%, 12/01/2031
(Callable 12/01/2028) (Insured by AGM)	75,000	81,675
Pueblo Urban Renewal Authority,
0.000%, 12/01/2025(3)	200,000	168,652
Regional Transportation District,
4.000%, 07/15/2039	110,000	99,613
State of Colorado,
4.000%, 12/15/2036 (Callable 12/15/2031)	415,000	422,417
Vauxmont Metropolitan District:
5.000%, 12/15/2032
(Callable 12/15/2024) (Insured by AGM)	25,000	26,760
3.250%, 12/15/2050
(Callable 12/15/2024) (Insured by AGM)	150,000	123,360
Total Colorado
(Cost $1,733,779)		1,673,258	2.8%
Connecticut
Connecticut State Health & Educational
Facilities Authority,
4.000%, 07/01/2031 (Callable 07/01/2028)	30,000	28,060

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Connecticut State Higher Education
Supplement Loan Authority,
3.000%, 11/15/2035
(Pre-refunded to 11/15/2026)	$150,000	$152,051
Town of Stratford CT,
4.000%, 05/15/2038
(Callable 05/15/2030) (Insured by BAM)	400,000	396,162
Total Connecticut
(Cost $566,046)		576,273	1.0%
District of Columbia
Metropolitan Washington Airports Authority,
0.000%, 10/01/2028 (Insured by AGC)	180,000	146,285
Total District of Columbia
(Cost $166,261)		146,285	0.2%
Florida
Brevard County Health Facilities Authority,
5.000%, 04/01/2052 (Callable 04/01/2032)	750,000	759,680
Florida Development Finance Corp.:
5.250%, 06/15/2029 (Callable 06/15/2027)(3)	200,000	193,520
5.000%, 08/15/2032(3)	455,000	430,036
4.000%, 07/01/2051 (Callable 07/01/2031)(3)	100,000	75,617
Florida Housing Finance Corp.,
4.200%, 01/01/2045
(Callable 01/01/2028) (Insured by GNMA)	45,000	43,568
Orange County Convention Center,
4.000%, 10/01/2034 (Callable 10/01/2026)	150,000	152,610
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	200,000	203,401
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	200,000	200,041
School Board of Miami-Dade County,
5.000%, 02/01/2028 (Callable 02/01/2026)	500,000	529,748
University of West Florida,
4.000%, 06/01/2034 (Callable 06/01/2026)	50,000	50,380
Total Florida
(Cost $2,721,527)		2,638,601	4.4%
Georgia
Atlanta Urban Residential Finance Authority,
2.000%, 09/01/2025
(Mandatory Tender Date 09/01/2024)(1)	200,000	195,745
Burke County Development Authority:
2.200%, 10/01/2032 (Callable 11/19/2026)	250,000	205,610
2.750%, 01/01/2052 (Callable 05/03/2031)(5)	500,000	325,347
Development Authority of Cobb County,
5.000%, 06/01/2049 (Callable 06/01/2027)	245,000	253,734
Main Street Natural Gas, Inc.,
4.000%, 08/01/2052 (Callable 05/01/2027)
(Mandatory Tender Date 11/01/2027)(1)(3)	400,000	376,073
Total Georgia
(Cost $1,397,567)		1,356,509	2.3%
Idaho
Idaho Housing & Finance Association,
3.000%, 05/01/2042 (Callable 05/01/2032)
(Insured by SCH BD GTY)	500,000	368,332
Total Idaho
(Cost $373,393)		368,332	0.6%
Illinois
Chicago Board of Education,
5.500%, 12/01/2026 (Insured by NATL)	60,000	61,927
Chicago Midway International Airport,
5.000%, 01/01/2029 (Callable 01/01/2026)	365,000	377,214
Chicago O’Hare International Airport:
5.750%, 01/01/2038	150,000	150,674
5.500%, 01/01/2055 (Callable 01/01/2032)	250,000	261,649
City of Chicago IL:
0.000%, 01/01/2027 (Insured by NATL)	100,000	85,658
5.250%, 01/01/2028 (Callable 01/01/2024)	270,000	271,645
0.000%, 01/01/2033 (Insured by NATL)	175,000	113,539
Cook County Community College District No. 508:
5.250%, 12/01/2026 (Callable 12/01/2023)	400,000	402,854
5.250%, 12/01/2028 (Callable 12/01/2023)	75,000	75,452
Exceptional Children Have Opportunities,
4.000%, 12/01/2035 (Callable 12/01/2029)	150,000	153,848
Hoffman Estates Park District,
4.000%, 12/01/2044 (Callable 12/01/2024)	200,000	196,061
Illinois Finance Authority:
5.000%, 02/15/2036 (Callable 02/15/2027)	400,000	421,570
4.125%, 11/15/2037 (Callable 11/15/2025)	60,000	60,036
Illinois Sports Facilities Authority,
5.000%, 06/15/2030	500,000	507,674
Illinois State Toll Highway Authority,
5.000%, 01/01/2045 (Callable 01/01/2031)	515,000	542,748
Joliet Park District,
4.000%, 02/01/2033
(Callable 02/01/2023) (Insured by AGM)	100,000	100,097
Kendall Kane & Will Counties Community
Unit School District No. 308,
0.000%, 02/01/2028 (Insured by AGM)	280,000	235,110
Macon County School District No. 61,
5.000%, 12/01/2040
(Callable 12/01/2028) (Insured by AGM)	250,000	260,816
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2029 (Insured by NATL)	100,000	77,516
0.000%, 12/15/2034 (Insured by NATL)	500,000	291,665
State of Illinois,
5.000%, 03/01/2027	200,000	206,421
Upper Illinois River Valley Development Authority,
5.000%, 01/01/2045 (Callable 01/01/2027)(3)	200,000	170,546
Village of Crestwood IL,
4.000%, 12/15/2027
(Callable 12/15/2025) (Insured by BAM)	100,000	102,055
Will County Community
High School District No. 210:
0.000%, 01/01/2027	95,000	82,564
4.000%, 01/01/2034
(Callable 01/01/2029) (Insured by AGM)	100,000	101,434
Winnebago & Boone Counties Community
High School District No. 207,
4.000%, 02/01/2036
(Callable 02/01/2027) (Insured by BAM)	210,000	216,007
Total Illinois
(Cost $5,606,669)		5,526,780	9.3%
Indiana
Indiana Finance Authority:
2.500%, 11/01/2030	100,000	85,207
4.000%, 10/01/2052 (Callable 04/01/2032)	250,000	229,436
Indiana Health & Educational
Facilities Financing Authority,
5.000%, 11/15/2046 (Callable 11/15/2026)	100,000	101,291
St. Joseph County Airport Authority,
0.010%, 07/01/2028 (Insured by BAM)	155,000	126,940
Total Indiana
(Cost $569,608)		542,874	0.9%
Iowa
City of Coralville IA,
4.000%, 06/01/2025 (Callable 06/01/2024)	100,000	99,673
Iowa Finance Authority,
7.500%, 01/01/2032 (Callable 01/01/2030)(3)	250,000	239,627

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa Higher Education Loan Authority,
5.375%, 10/01/2052 (Callable 10/01/2030)	$500,000	$506,931
Total Iowa
(Cost $851,681)		846,231	1.4%
Kansas
City of Coffeyville KS,
5.000%, 06/01/2025 (Insured by NATL)(3)	100,000	100,530
Wyandotte County-Kansas
City Unified Government,
0.000%, 12/01/2027 (Insured by NATL)	130,000	106,449
Total Kansas
(Cost $217,020)		206,979	0.3%
Kentucky
City of Henderson KY,
3.700%, 01/01/2032(3)	200,000	190,267
Kentucky Economic Development
Finance Authority:
0.000%, 10/01/2027 (Insured by NATL)	90,000	75,636
4.000%, 07/01/2031 (Callable 07/01/2025)	100,000	95,535
5.000%, 01/01/2045 (Callable 07/01/2025)	200,000	190,500
Kentucky Public Energy Authority,
4.047%, 12/01/2049 (1 Month LIBOR
USD + 1.120%) (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(2)	50,000	49,487
Total Kentucky
(Cost $648,469)		601,425	1.0%
Maine
Maine Health & Higher Educational
Facilities Authority,
5.000%, 07/01/2037
(Callable 07/01/2030) (Insured by ST AID)	600,000	633,286
Total Maine
(Cost $638,543)		633,286	1.1%
Maryland
Maryland Community
Development Administration,
4.700%, 03/01/2046
(Callable 03/01/2031) (Insured by GNMA)	400,000	397,198
Maryland Economic Development Corp.,
5.000%, 06/01/2030 (Callable 06/01/2028)	500,000	529,665
Maryland Health & Higher
Educational Facilities Authority,
5.000%, 01/01/2030	100,000	106,022
Total Maryland
(Cost $1,038,763)		1,032,885	1.7%
Massachusetts
Massachusetts Development Finance Agency:
5.000%, 10/01/2024	150,000	151,082
5.000%, 07/15/2025(3)	50,000	51,272
Massachusetts Educational Financing Authority,
2.000%, 07/01/2037 (Callable 07/01/2031)	400,000	331,431
Total Massachusetts
(Cost $609,279)		533,785	0.9%
Michigan
Flint Hospital Building Authority,
5.000%, 07/01/2023	20,000	20,104
Michigan Finance Authority,
5.000%, 07/01/2044 (Callable 07/01/2024)	300,000	299,318
Michigan Strategic Fund:
5.000%, 12/31/2028	400,000	415,380
5.000%, 12/31/2043 (Callable 12/31/2028)	305,000	299,248
Total Michigan
(Cost $1,012,820)		1,034,050	1.7%
Minnesota
City of Minneapolis MN,
2.550%, 11/15/2048
(Optional Put Date 01/03/2023)(1)	150,000	150,000
Housing & Redevelopment Authority
of the City of St. Paul MN,
5.000%, 12/01/2036 (Callable 12/01/2030)	150,000	150,771
Minnesota Higher Education Facilities Authority,
4.000%, 10/01/2040 (Callable 10/01/2030)	105,000	101,295
Minnesota Housing Finance Agency,
4.250%, 01/01/2049
(Callable 01/01/2028) (Insured by GNMA)	185,000	186,363
Roseville Independent School District No. 623,
4.000%, 04/01/2032 (Callable 04/01/2030)	200,000	202,523
Total Minnesota
(Cost $830,517)		790,952	1.3%
Mississippi
City of Gulfport MS,
5.000%, 07/01/2026	100,000	104,011
County of Lafayette MS,
4.000%, 06/01/2028 (Callable 06/01/2027)	135,000	136,280
Mississippi Development Bank:
5.000%, 11/01/2030 (Callable 11/01/2027)	100,000	104,440
5.250%, 03/01/2045 (Callable 03/01/2028)	150,000	156,455
Total Mississippi
(Cost $536,959)		501,186	0.8%
Missouri
City of Kansas City MO,
0.000%, 02/01/2029	160,000	128,234
City of St. Louis MO,
5.000%, 07/01/2039 (Callable 07/01/2029)	300,000	316,194
Health & Educational Facilities Authority
of the State of Missouri:
4.000%, 08/01/2025	150,000	146,342
5.000%, 11/15/2033 (Callable 11/15/2030)	360,000	393,106
St. Louis Land Clearance for
Redevelopment Authority:
4.250%, 06/01/2026	105,000	105,583
3.875%, 10/01/2035 (Callable 10/01/2029)	145,000	114,389
Total Missouri
(Cost $1,240,458)		1,203,848	2.0%
Nebraska
Village of Boys Town NE,
3.000%, 09/01/2028	100,000	100,076
Total Nebraska
(Cost $100,000)		100,076	0.2%
Nevada
City of Sparks NV,
2.500%, 06/15/2024(3)	25,000	24,246
Total Nevada
(Cost $24,030)		24,246	0.0%
New Hampshire
New Hampshire Business Finance Authority,
4.375%, 09/20/2036	496,906	479,820
Total New Hampshire
(Cost $472,491)		479,820	0.8%
New Jersey
Atlantic City Board of Education,
3.400%, 08/15/2024(3)	85,000	84,070
Borough of Woodbury Heights NJ,
4.000%, 12/01/2024
(Callable 01/30/2023) (Insured by AGC)	20,000	20,017

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey Economic Development Authority,
5.250%, 07/01/2026 (Insured by NATL)	$500,000	$530,159
New Jersey Housing & Mortgage Finance Agency,
5.000%, 10/01/2063 (Insured by HUD)	500,000	491,103
South Jersey Transportation Authority,
5.250%, 11/01/2052
(Callable 11/01/2032) (Insured by BAM)	500,000	522,439
Township of Willingboro NJ,
2.125%, 09/01/2033 (Callable 09/01/2028)	225,000	187,801
Total New Jersey
(Cost $1,853,795)		1,835,589	3.1%
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	100,000	86,474
Amherst Industrial Development Agency,
3.900%, 04/01/2026 (Mandatory Tender
Date 04/01/2025) (Insured by FHA)(1)	400,000	403,363
Brookhaven Local Development Corp.,
1.625%, 11/01/2025	145,000	134,162
City of New York NY,
4.000%, 09/01/2046 (Callable 09/01/2032)	250,000	234,178
Huntington Local Development Corp.,
4.000%, 07/01/2027	250,000	236,680
Middletown City School District,
3.000%, 06/15/2034
(Callable 06/15/2024) (Insured by ST AID)	110,000	104,477
Monroe County Industrial Development Corp.,
4.840%, 11/01/2040 (Insured by FNMA)	499,746	538,061
New York City Housing Development Corp.,
3.000%, 02/15/2048 (Callable 05/15/2024)	500,000	485,105
New York City Industrial Development Agency,
7.980%, 03/01/2025 (CPI YOY + 0.870%)
(Insured by FGIC)(2)	100,000	101,604
New York City Transitional Finance Authority:
4.000%, 11/01/2038 (Callable 05/01/2029)	325,000	317,194
4.000%, 07/15/2040
(Callable 07/15/2029) (Insured by ST AID)	150,000	145,114
New York State Dormitory Authority,
5.000%, 03/15/2048 (Callable 09/15/2028)	250,000	261,802
New York State Urban Development Corp.,
4.000%, 03/15/2042 (Callable 09/15/2030)	500,000	476,048
Onondaga Civic Development Corp.,
5.000%, 10/01/2023	100,000	100,339
Schenectady County Capital Resource Corp.,
5.250%, 07/01/2052 (Callable 07/01/2032)	350,000	375,005
Town of Ramapo NY,
3.750%, 03/01/2030 (Callable 03/01/2023)	50,000	45,140
Triborough Bridge & Tunnel Authority,
4.500%, 05/15/2047 (Callable 11/15/2032)	500,000	505,774
Westchester County Local Development Corp.,
2.875%, 07/01/2026(3)	150,000	144,240
Total New York
(Cost $4,750,946)		4,694,760	7.9%
North Carolina
Greater Asheville Regional Airport Authority:
5.250%, 07/01/2038
(Callable 07/01/2032) (Insured by AGM)	350,000	376,281
5.500%, 07/01/2047
(Callable 07/01/2032) (Insured by AGM)	500,000	531,362
North Carolina Medical Care Commission,
5.000%, 01/01/2049 (Callable 01/01/2026)	250,000	235,783
Winston-Salem State University,
4.250%, 06/01/2032 (Callable 06/01/2024)	50,000	48,935
Total North Carolina
(Cost $1,237,194)		1,192,361	2.0%
North Dakota
City of Mandan ND,
3.000%, 09/01/2036 (Callable 09/01/2024)	200,000	177,914
County of Ward ND,
5.000%, 06/01/2031 (Callable 06/01/2028)	300,000	285,076
Williston Parks & Recreation District,
4.500%, 03/01/2025 (Callable 01/17/2023)	50,000	48,768
Total North Dakota
(Cost $539,016)		511,758	0.9%
Ohio
Akron Bath Copley Joint
Township Hospital District,
5.000%, 11/15/2031 (Callable 11/15/2030)	100,000	107,919
Buckeye Tobacco Settlement Financing Authority,
5.000%, 06/01/2055 (Callable 06/01/2030)	500,000	434,000
Cleveland-Cuyahoga County Port Authority,
5.500%, 08/01/2052 (Callable 08/01/2032)	350,000	374,602
County of Montgomery OH,
3.000%, 08/01/2034 (Callable 02/01/2031)	100,000	90,250
Ohio Air Quality Development Authority,
4.000%, 09/01/2030
(Mandatory Tender Date 06/01/2027)(1)	500,000	498,012
Ohio Higher Educational Facility Commission,
6.510%, 12/01/2023
(CPI YOY + 1.120%) (Insured by FGIC)(2)	170,000	174,524
Ohio Housing Finance Agency:
2.900%, 09/01/2045
(Callable 03/01/2029) (Insured by GNMA)	800,000	698,943
3.750%, 09/01/2050
(Callable 03/01/2029) (Insured by GNMA)	55,000	54,737
Ohio Turnpike & Infrastructure Commission,
0.000%, 02/15/2034 (Callable 02/15/2031)(5)	90,000	105,206
Port of Greater Cincinnati Development Authority,
3.000%, 05/01/2023 (Callable 01/30/2023)	100,000	99,489
Village of Bluffton OH,
4.000%, 12/01/2032 (Callable 12/01/2027)	200,000	201,913
Warren County Port Authority,
4.000%, 12/01/2053 (Callable 12/01/2031)	100,000	77,769
Total Ohio
(Cost $3,026,336)		2,917,364	4.9%
Oklahoma
Norman Regional Hospital Authority:
5.000%, 09/01/2037 (Callable 09/01/2026)	250,000	253,138
5.000%, 09/01/2037 (Callable 09/01/2027)	25,000	25,391
Tulsa Industrial Authority,
5.000%, 10/01/2023	25,000	25,033
Total Oklahoma
(Cost $324,443)		303,562	0.5%
Oregon
Clackamas Community College District,
5.000%, 06/15/2038 (Callable 06/15/2027)(5)	100,000	107,066
Clackamas County Hospital Facility Authority,
5.000%, 05/15/2024	165,000	164,325
Salem Hospital Facility Authority,
5.000%, 05/15/2034 (Callable 05/15/2029)	50,000	53,876
Yamhill County Hospital Authority,
1.750%, 11/15/2026 (Callable 01/20/2023)	145,000	132,837
Total Oregon
(Cost $473,987)		458,104	0.8%
Pennsylvania
Allegheny County Airport Authority,
4.000%, 01/01/2056
(Callable 01/01/2031) (Insured by BAM)	500,000	422,855
The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Chester County Industrial Development Authority,
5.000%, 08/01/2035 (Callable 08/01/2023)	$135,000	$131,311
City of Philadelphia PA,
5.000%, 08/01/2030
(Callable 08/01/2027) (Insured by AGM)	500,000	538,736
Coatesville School District,
5.000%, 06/30/2023 (Insured by ST AID)	250,000	250,236
East Hempfield Township Industrial
Development Authority,
5.000%, 12/01/2027 (Callable 12/01/2025)	400,000	417,094
Lancaster County Hospital Authority,
5.000%, 11/01/2040 (Callable 11/01/2029)	275,000	287,165
Mckeesport Area School District,
0.000%, 10/01/2033 (Insured by AGM)	400,000	257,648
Pennsylvania Economic Development
Financing Authority:
5.000%, 06/30/2042 (Callable 06/30/2026)	300,000	299,951
6.000%, 06/30/2061 (Callable 12/31/2032)	500,000	527,672
Pennsylvania Higher Educational
Facilities Authority:
5.000%, 05/01/2031 (Callable 05/01/2026)	25,000	26,204
5.000%, 07/01/2035 (Callable 07/01/2026)	150,000	144,072
Pennsylvania Turnpike Commission:
0.000%, 12/01/2040 (Callable 06/01/2029)(5)	75,000	73,211
5.000%, 12/01/2048 (Callable 12/01/2028)	40,000	41,589
Philadelphia Authority for Industrial Development:
5.000%, 06/15/2032 (Callable 06/15/2030)	340,000	328,321
5.250%, 11/01/2052 (Callable 11/01/2032)	250,000	261,621
Reading School District,
0.000%, 01/15/2029 (Insured by NATL)	100,000	79,474
Ridley School District,
4.000%, 11/15/2036
(Callable 11/15/2029) (Insured by AGM)	100,000	100,832
Sayre Health Care Facilities Authority,
4.020%, 12/01/2031
(3 Month LIBOR USD + 0.830%)
(Callable 01/30/2023)(2)	165,000	161,050
State Public School Building Authority,
0.000%, 05/15/2030 (Insured by NATL)	200,000	152,836
Total Pennsylvania
(Cost $4,703,668)		4,501,878	7.5%
Puerto Rico
Puerto Rico Sales Tax Financing Corp.,
4.750%, 07/01/2053 (Callable 07/01/2028)	300,000	265,184
Total Puerto Rico
(Cost $292,860)		265,184	0.4%
Rhode Island
Providence Redevelopment Agency,
5.000%, 04/01/2027 (Callable 04/01/2025)	410,000	419,942
Rhode Island Turnpike & Bridge Authority,
4.000%, 10/01/2036 (Callable 10/01/2029)	125,000	125,873
Total Rhode Island
(Cost $560,235)		545,815	0.9%
South Carolina
Patriots Energy Group Financing Agency,
4.000%, 10/01/2048 (Callable 11/01/2023)
(Mandatory Tender Date 02/01/2024)(1)	65,000	64,942
Scago Educational Facilities Corp. for
Spartanburg School District No. 1,
3.375%, 06/01/2030 (Callable 06/01/2025)	100,000	98,699
South Carolina Jobs-Economic
Development Authority:
4.000%, 08/15/2030 (Callable 08/15/2026)	100,000	99,625
5.250%, 08/15/2033 (Callable 08/15/2026)	150,000	156,139
Spartanburg County School District No. 7,
5.000%, 03/01/2037 (Callable 03/01/2029)
(Insured by SCSDE)	150,000	163,913
Total South Carolina
(Cost $613,255)		583,318	1.0%
South Dakota
City of Rapid City SD:
5.000%, 12/01/2026	220,000	227,996
4.000%, 12/01/2035 (Callable 12/01/2029)	125,000	118,584
Total South Dakota
(Cost $359,930)		346,580	0.6%
Tennessee
Chattanooga Health Educational &
Housing Facility Board,
5.000%, 08/01/2033 (Callable 08/01/2029)	250,000	264,939
Tennessee Housing Development Agency,
3.850%, 07/01/2043 (Callable 07/01/2027)	220,000	211,198
Total Tennessee
(Cost $486,043)		476,137	0.8%
Texas
Abilene Convention Center Hotel
Development Corp.,
4.000%, 10/01/2050 (Callable 10/01/2031)	220,000	166,650
Arlington Higher Education Finance Corp.:
4.000%, 08/01/2033
(Callable 08/01/2028) (PSF Guaranteed)	125,000	127,565
4.000%, 08/15/2036
(Callable 08/15/2031) (PSF Guaranteed)	440,000	438,060
Austin-Bergstrom Landhost Enterprises, Inc.,
5.000%, 10/01/2035 (Callable 10/01/2027)	100,000	103,572
Brazoria County Toll Road Authority,
0.000%, 03/01/2038
(Callable 03/01/2030) (County Guaranteed)(5)	55,000	50,832
Brazos Higher Education Authority, Inc.,
2.350%, 04/01/2040 (Callable 04/01/2030)	5,000	4,963
City of Alvin TX,
4.000%, 02/01/2042
(Callable 02/01/2031) (Insured by AGM)	310,000	303,698
City of Brownsville TX,
5.000%, 09/01/2033
(Callable 09/01/2031) (Insured by BAM)	150,000	169,270
City of Magnolia TX,
5.700%, 09/01/2046(3)	50,000	47,376
Clifton Higher Education Finance Corp.,
5.750%, 08/15/2038 (Callable 08/15/2025)	10,000	10,096
County of Tom Green TX,
3.750%, 02/01/2038 (Callable 02/01/2025)	200,000	195,296
Far North Fort Worth Municipal
Utility District No. 1,
4.000%, 09/01/2037
(Callable 10/01/2029) (Insured by BAM)	350,000	343,421
Gulfgate Redevelopment Authority,
4.000%, 09/01/2031
(Callable 09/01/2030) (Insured by AGM)	170,000	175,299
Harris County Cultural Education
Facilities Finance Corp.,
3.700%, 12/01/2049
(SIFMA Municipal Swap Index + 0.570%)
(Callable 06/01/2024)
(Mandatory Tender Date 12/04/2024)(2)	40,000	39,735
Harris County-Houston Sports Authority,
0.000%, 11/15/2025 (Insured by NATL)	500,000	444,896
Love Field Airport Modernization Corp.,
4.000%, 11/01/2035
(Callable 11/01/2031) (Insured by AGM)	500,000	483,394

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2022

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Martin County Hospital District,
4.000%, 04/01/2036 (Callable 04/01/2030)	$450,000	$451,871
Matagorda County Navigation District No. 1,
4.400%, 05/01/2030 (Insured by AMBAC)	70,000	71,868
North Texas Tollway Authority,
4.125%, 01/01/2040 (Callable 01/01/2032)	200,000	195,678
Northwest Harris County Municipal
Utility District No. 5,
2.500%, 05/01/2028
(Callable 05/01/2024) (Insured by BAM)	350,000	336,887
Port Beaumont Navigation District,
4.000%, 01/01/2050 (Callable 01/30/2023)(3)	500,000	359,279
Tarrant County Cultural
Education Facilities Finance Corp.,
2.250%, 11/15/2025	150,000	143,669
Texas Municipal Gas Acquisition & Supply Corp. I,
6.250%, 12/15/2026	65,000	68,424
Texas Municipal Gas Acquisition & Supply Corp. II,
4.065%, 09/15/2027
(3 Month LIBOR USD + 0.870%)(2)	220,000	217,177
Viridian Municipal Management District,
6.250%, 12/01/2049 (Callable 12/01/2029)	375,000	382,760
Total Texas
(Cost $5,452,070)		5,331,736	8.9%
Utah
Weber Basin Water Conservancy District,
5.000%, 10/01/2050 (Callable 10/01/2029)	205,000	219,235
Total Utah
(Cost $242,637)		219,235	0.4%
Virginia
Farmville Industrial Development Authority,
5.375%, 07/01/2053 (Callable 07/01/2028)
(Mandatory Tender Date 07/01/2043)
(Insured by AGM)	150,000	156,763
Total Virginia
(Cost $178,100)		156,763	0.3%
Washington
King County Housing Authority,
4.000%, 11/01/2036
(Callable 11/01/2029) (County Guaranteed)	200,000	203,457
Pend Oreille County Public Utility District No. 1,
5.000%, 01/01/2038 (Callable 01/01/2029)	150,000	154,066
Port of Seattle WA:
4.000%, 08/01/2036 (Callable 08/01/2031)	300,000	292,987
5.500%, 08/01/2047 (Callable 08/01/2032)	250,000	266,776
Washington Health Care Facilities Authority:
4.530%, 01/01/2035
(SIFMA Municipal Swap Index + 1.400%)
(Callable 07/01/2024)
(Mandatory Tender Date 01/01/2025)(2)	90,000	90,392
5.000%, 08/15/2037 (Callable 02/15/2028)	300,000	312,170
5.000%, 10/01/2038 (Callable 04/01/2025)	300,000	305,585
5.000%, 08/01/2049 (Callable 08/01/2029)	250,000	244,003
Washington State Housing Finance Commission,
3.500%, 12/20/2035	488,589	430,445
Total Washington
(Cost $2,419,933)		2,299,881	3.8%
Wisconsin
County of Waushara WI,
4.500%, 06/01/2027 (Callable 06/01/2025)	500,000	515,335
Palmyra-Eagle Area School District,
3.000%, 03/01/2025 (Callable 03/01/2023)	75,000	71,653
Public Finance Authority:
5.000%, 10/01/2023(3)	75,000	75,222
3.250%, 01/01/2029	130,000	120,255
5.000%, 10/01/2044 (Callable 04/01/2029)	250,000	254,034
Village of Mount Pleasant WI,
5.000%, 04/01/2048
(Callable 04/01/2028) (Insured by BAM)	150,000	155,282
Wisconsin Health & Educational
Facilities Authority:
5.000%, 03/01/2028 (Callable 03/01/2024)	300,000	298,457
5.500%, 12/01/2052 (Callable 12/01/2032)	250,000	267,440
Wisconsin Housing & Economic
Development Authority,
3.500%, 07/01/2025 (Insured by HUD)(3)	50,000	47,600
Total Wisconsin
(Cost $1,851,698)		1,805,278	3.0%
Wyoming
Carbon County Specific Purpose
Tax Joint Powers Board,
5.000%, 06/15/2025	100,000	102,753
Total Wyoming
(Cost $107,171)		102,753	0.2%
Total Long-Term Investments
(Cost $58,718,187)		57,080,357	95.5%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Hermes Institutional Tax-Free Cash
Trust, Premier Shares, 3.56%(4)	731,157	731,157
Total Short-Term Investment
(Cost $731,157)		731,157	1.2%
Total Investments
(Cost $59,449,344)		57,811,514	96.7%
Other Assets in Excess of Liabilities		1,943,698	3.3%
TOTAL NET ASSETS		$59,755,212	100.0%
Notes to Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
HUD – US Department of Housing and Development
NATL – National Public Finance Guarantee Corp.
SCH BD GTY – School Board Guaranty
SD CRED PROG – State Credit Enhancement Program
SCSDE – South Carolina School District
ST AID – State Aid Intercept/Withholding
CPI YOY – Consumer Price Index – Year-Over-Year
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
SIFMA – Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2022.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate as of the last reset date in effect as of December 31, 2022.
(3)
Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2022, the value of these securities totaled $3,273,901, which represented 5.48% of total net assets.

(4)	Seven-day yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$57,080,357	$—	$57,080,357
Total Long-Term Investments	—	57,080,357	—	57,080,357
Short-Term Investment
Money Market Mutual Fund	731,157	—	—	731,157
Total Short-Term Investment	731,157	—	—	731,157
Total Investments	$731,157	$57,080,357	$—	$57,811,514

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/22 – 12/31/22).

Actual Expenses

The third and fourth columns of the following tables provide information about account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the sixth column of the tables (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Actual vs. Hypothetical Returns

					Hypothetical
			Actual		(5% return before expenses)
		Beginning	Ending		Ending
	Fund’s Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio(1)	7/1/22	12/31/22	During Period(1)	12/31/22	During Period(1)
Baird Ultra Short Bond Fund
Institutional Class	0.15%	$1,000.00	$1,014.10	$0.76	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$1,011.70	$2.03	$1,023.19	$2.04

Baird Short-Term Bond Fund
Institutional Class	0.30%	$1,000.00	$ 999.10	$1.51	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 997.80	$2.77	$1,022.43	$2.80

Baird Intermediate Bond Fund
Institutional Class	0.30%	$1,000.00	$ 984.70	$1.50	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 983.20	$2.75	$1,022.43	$2.80

Baird Aggregate Bond Fund
Institutional Class	0.30%	$1,000.00	$ 973.90	$1.49	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 972.60	$2.73	$1,022.43	$2.80

Baird Core Plus Bond Fund
Institutional Class	0.30%	$1,000.00	$ 979.50	$1.50	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$ 979.10	$2.74	$1,022.43	$2.80

Baird Short-Term Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,004.00	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,002.70	$2.78	$1,022.43	$2.80

Baird Strategic Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,010.10	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,008.80	$2.78	$1,022.43	$2.80

Baird Quality Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,004.60	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,004.10	$2.78	$1,022.43	$2.80

Baird Core Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,008.90	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,007.60	$2.78	$1,022.43	$2.80

Baird Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,006.90	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,006.60	$2.78	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2022

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $5,713,734,127, $9,428,901,600,
$7,537,782,821, $39,249,645,260, and $25,253,028,315, respectively)	$5,676,506,015	$9,083,597,284	$7,012,936,855	$34,700,372,426	$22,325,688,034
Uninvested cash	1,508,889	271,029	302,244	2,959,710	2,077,211
Interest receivable	28,726,121	63,564,595	47,197,348	231,419,090	172,263,177
Receivable for investments sold	—	—	172,434,545	—	—
Receivable for Fund shares sold	47,112,941	19,229,804	35,813,486	99,232,391	42,600,569
Receivable for matured bonds	110,000,000	—	—	—	—
Prepaid expenses and other assets	2,793	—	141,816	137,551	7,585
Total assets	5,863,856,759	9,166,662,712	7,268,826,294	35,034,121,168	22,542,636,576
LIABILITIES:
Payable for investments purchased	237,415,553	189,446,671	219,623,366	144,910,576	184,502,233
Payable for Fund shares redeemed	18,088,564	10,487,117	7,429,481	96,267,151	18,423,303
Payable to Advisor, net (Note 5)	480,211	1,913,676	1,493,671	7,512,017	4,795,906
Accrued administration fees (Note 5)	240,935	382,826	299,003	1,502,533	959,510
Accrued Rule 12b-1 fees (Note 7)	21,183	76,717	25,961	281,355	383,813
Total liabilities	256,246,446	202,307,007	228,871,482	250,473,632	209,064,765
NET ASSETS	$5,607,610,313	$8,964,355,705	$7,039,954,812	$34,783,647,536	$22,333,571,811
NET ASSETS CONSIST OF:
Paid-in capital	5,667,264,101	9,568,822,739	7,770,778,233	40,353,450,758	25,813,789,700
Total accumulated deficit	(59,653,788)	(604,467,034)	(730,823,421)	(5,569,803,222)	(3,480,217,889)
NET ASSETS	$5,607,610,313	$8,964,355,705	$7,039,954,812	$34,783,647,536	$22,333,571,811
INSTITUTIONAL CLASS SHARES
Net Assets	$5,514,956,705	$8,747,436,609	$6,980,617,434	$34,102,531,076	$21,288,531,623
Shares outstanding ($0.01 par value, unlimited shares authorized)	552,178,733	948,667,657	692,361,235	3,551,762,846	2,157,271,130
Net asset value, offering and redemption price per share	$9.99	$9.22	$10.08	$9.60	$9.87
INVESTOR CLASS SHARES
Net Assets	$92,653,608	$216,919,096	$59,337,378	$681,116,460	$1,045,040,188
Shares outstanding ($0.01 par value, unlimited shares authorized)	9,252,712	23,531,171	5,603,471	68,333,412	101,102,709
Net asset value, offering and redemption price per share	$10.01	$9.22	$10.59	$9.97	$10.34

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2022

			Baird	Baird
	Baird	Baird	Quality	Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $1,799,658,266, $493,728,578,
$1,130,660,645, $2,522,291,643, and $59,449,344, respectively)	$1,746,472,365	$479,987,303	$1,097,159,504	$2,446,003,316	$57,811,514
Uninvested cash	2,652	92,041	26,032	231,783	27,716
Interest receivable	16,446,868	4,507,466	11,038,442	23,649,205	615,358
Receivable for investments sold	—	—	1,321,875	979,167	—
Receivable for Fund shares sold	12,118,718	5,626,224	7,082,188	25,429,204	1,569,700
Deposits with broker for futures contracts	—	5,764	—	—	—
Prepaid expenses and other assets	—	8,047	53	—	—
Total assets	1,775,040,603	490,226,845	1,116,628,094	2,496,292,675	60,024,288
LIABILITIES:
Payable for investments purchased	—	7,428,944	—	99,681	150,048
Payable for Fund shares redeemed	7,323,320	1,218,151	2,638,605	7,096,906	101,516
Payable to Advisor, net (Note 5)	387,461	95,998	243,535	504,425	12,719
Accrued administration fees (Note 5)	77,600	19,200	48,707	100,885	2,544
Accrued Rule 12b-1 fees (Note 7)	32,759	4,480	68,007	10,696	2,249
Total liabilities	7,821,140	8,766,773	2,998,854	7,812,593	269,076
NET ASSETS	$1,767,219,463	$481,460,072	$1,113,629,240	$2,488,480,082	$59,755,212
NET ASSETS CONSIST OF:
Paid-in capital	$1,867,609,370	$508,361,934	$1,187,785,300	$2,603,708,455	$63,356,374
Total accumulated deficit	(100,389,907)	(26,901,862)	(74,156,060)	(115,228,373)	(3,601,162)
NET ASSETS	$1,767,219,463	$481,460,072	$1,113,629,240	$2,488,480,082	$59,755,212
INSTITUTIONAL CLASS SHARES
Net Assets	$1,695,487,189	$470,799,998	$1,083,009,240	$2,449,663,133	$55,699,564
Shares outstanding ($0.01 par value, unlimited shares authorized)	172,127,200	47,263,634	98,875,951	242,569,475	5,751,601
Net asset value, offering and redemption price per share	$9.85	$9.96	$10.95	$10.10	$9.68
INVESTOR CLASS SHARES
Net Assets	$71,732,274	$10,660,074	$30,620,000	$38,816,949	$4,055,648
Shares outstanding ($0.01 par value, unlimited shares authorized)	7,294,486	1,070,247	2,723,540	3,845,888	419,044
Net asset value, offering and redemption price per share	$9.83	$9.96	$11.24	$10.09	$9.68

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2022

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$90,698,126	$195,782,378	$165,537,502	$993,481,165	$761,223,538
Other income	—	673,276	617,899	1,121,164	580,273
Total investment income	90,698,126	196,455,654	166,155,401	994,602,329	761,803,811

EXPENSES:
Investment advisory fees (Note 5)	15,231,181	24,967,856	17,224,963	90,109,491	61,094,787
Administration fees (Note 5)	3,046,236	4,993,571	3,444,992	18,021,898	12,218,957
Rule 12b-1 fees – Investor Class Shares (Note 7)	285,833	585,407	111,677	1,881,997	3,143,902
Total expenses	18,563,250	30,546,834	20,781,632	110,013,386	76,457,646
Fee waiver by Advisor (Note 5)	(9,138,708)	—	—	—	—
Net expenses	9,424,542	30,546,834	20,781,632	110,013,386	76,457,646
NET INVESTMENT INCOME	81,273,584	165,908,820	145,373,769	884,588,943	685,346,165

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(9,717,166)	(254,007,629)	(201,837,334)	(895,602,951)	(487,341,184)
Net change in unrealized depreciation on investments	(26,291,187)	(309,605,768)	(563,129,596)	(5,301,736,772)	(3,821,826,740)
Net realized and unrealized loss on investments	(36,008,353)	(563,613,397)	(764,966,930)	(6,197,339,723)	(4,309,167,924)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$45,265,231	$(397,704,577)	$(619,593,161)	$(5,312,750,780)	$(3,623,821,759)

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2022

			Baird	Baird
	Baird	Baird	Quality	Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income	$38,585,814	$9,836,594	$29,809,399	$46,170,133	$1,473,057
Total investment income	38,585,814	9,836,594	29,809,399	46,170,133	1,473,057

EXPENSES:
Investment advisory fees (Note 5)	5,186,566	992,440	3,328,184	4,999,421	125,520
Administration fees (Note 5)	1,037,313	198,488	665,637	999,884	25,104
Interest expense (Note 6)	—	4	—	—	—
Rule 12b-1 fees – Investor Class Shares (Note 7)	218,054	21,047	127,907	100,916	8,399
Total expenses	6,441,933	1,211,979	4,121,728	6,100,221	159,023
NET INVESTMENT INCOME	32,143,881	8,624,615	25,687,671	40,069,912	1,314,034

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(47,128,258)	(12,543,317)	(28,730,038)	(39,517,721)	(1,980,641)
Futures contracts	—	(759,591)	—	—	—
Net change in unrealized depreciation on investments	(72,671,094)	(17,057,248)	(90,334,500)	(111,608,035)	(2,574,152)
Net realized and unrealized loss on investments	(119,799,352)	(30,360,156)	(119,064,538)	(151,125,756)	(4,554,793)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(87,655,471)	$(21,735,541)	$(93,376,867)	$(111,055,844)	$(3,240,759)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Ultra Short Bond Fund		Baird Short-Term Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income	$81,273,584	$22,450,373	$165,908,820	$102,453,271
Net realized gain (loss) on investments	(9,717,166)	1,230,922	(254,007,629)	27,488,221
Net change in unrealized depreciation on investments	(26,291,187)	(14,371,951)	(309,605,768)	(173,584,600)
Net increase (decrease) in net assets resulting from operations	45,265,231	9,309,344	(397,704,577)	(43,643,108)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,151,744,331	7,299,933,633	3,778,175,889	5,492,971,809
Shares issued to holders in reinvestment of distributions	81,671,057	27,688,154	152,694,426	125,842,179
Cost of shares redeemed	(6,635,885,368)	(4,833,276,101)	(5,136,435,328)	(3,680,208,926)
Net increase (decrease) in net assets resulting from capital share transactions	(1,402,469,980)	2,494,345,686	(1,205,565,013)	1,938,605,062

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(87,591,687)	(28,631,822)	(167,714,327)	(136,524,302)
Investor Class	(1,276,605)	(460,082)	(3,523,701)	(2,792,875)
Total net distributions to shareholders	(88,868,292)	(29,091,904)	(171,238,028)	(139,317,177)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,446,073,041)	2,474,563,126	(1,774,507,618)	1,755,644,777

NET ASSETS:
Beginning of year	7,053,683,354	4,579,120,228	10,738,863,323	8,983,218,546
End of year	$5,607,610,313	$7,053,683,354	$8,964,355,705	$10,738,863,323

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Intermediate Bond Fund		Baird Aggregate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income	$145,373,769	$93,742,115	$884,588,943	$597,168,911
Net realized gain (loss) on investments	(201,837,334)	40,955,594	(895,602,951)	52,601,867
Net change in unrealized depreciation on investments	(563,129,596)	(215,729,880)	(5,301,736,772)	(1,137,531,781)
Net decrease in net assets resulting from operations	(619,593,161)	(81,032,171)	(5,312,750,780)	(487,761,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,016,470,885	2,348,786,714	11,664,210,933	15,299,830,584
Shares issued to holders in reinvestment of distributions	126,726,838	122,042,836	831,583,616	657,560,136
Cost of shares redeemed	(2,018,763,028)	(888,077,446)	(11,436,828,390)	(7,696,662,317)
Net increase in net assets resulting from capital share transactions	1,124,434,695	1,582,752,104	1,058,966,159	8,260,728,403

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(145,267,678)	(139,265,211)	(900,625,260)	(705,825,312)
Investor Class	(825,985)	(852,632)	(16,400,637)	(16,234,426)
Total net distributions to shareholders	(146,093,663)	(140,117,843)	(917,025,897)	(722,059,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS	358,747,871	1,361,602,090	(5,170,810,518)	7,050,907,662

NET ASSETS:
Beginning of year	6,681,206,941	5,319,604,851	39,954,458,054	32,903,550,392
End of year	$7,039,954,812	$6,681,206,941	$34,783,647,536	$39,954,458,054

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Core Plus Bond Fund		Baird Short-Term Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income	$685,346,165	$655,909,815	$32,143,881	$21,111,113
Net realized gain (loss) on investments	(487,341,184)	189,384,151	(47,128,258)	149,684
Net change in unrealized depreciation on investments	(3,821,826,740)	(1,138,368,517)	(72,671,094)	(8,079,617)
Net increase (decrease) in net assets resulting from operations	(3,623,821,759)	(293,074,551)	(87,655,471)	13,181,180

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,516,171,299	9,753,907,824	1,692,061,716	1,579,197,811
Shares issued to holders in reinvestment of distributions	651,747,060	814,187,216	23,012,924	16,948,442
Cost of shares redeemed	(8,771,298,217)	(9,620,960,881)	(2,128,711,604)	(899,444,976)
Net increase (decrease) in net assets resulting from capital share transactions	(2,603,379,858)	947,134,159	(413,636,964)	696,701,277

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(675,060,211)	(830,745,770)	(30,930,374)	(20,660,800)
Investor Class	(31,303,480)	(46,040,306)	(1,121,192)	(869,927)
Total net distributions to shareholders	(706,363,691)	(876,786,076)	(32,051,566)	(21,530,727)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,933,565,308)	(222,726,468)	(533,344,001)	688,351,730

NET ASSETS:
Beginning of year	29,267,137,119	29,489,863,587	2,300,563,464	1,612,211,734
End of year	$22,333,571,811	$29,267,137,119	$1,767,219,463	$2,300,563,464
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

			Baird Quality Intermediate
	Baird Strategic Municipal Bond Fund		Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income	$8,624,615	$2,804,531	$25,687,671	$27,413,340
Net realized gain (loss) on investments and futures	(13,302,908)	1,400,324	(28,730,038)	(2,068,531)
Net change in unrealized appreciation (depreciation) on investments	(17,057,248)	1,105,024	(90,334,500)	(21,106,098)
Net increase (decrease) in net assets resulting from operations	(21,735,541)	5,309,879	(93,376,867)	4,238,711

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	475,706,389	255,347,371	813,043,520	440,875,958
Shares issued to holders in reinvestment of distributions	8,250,455	4,371,225	22,811,318	24,562,689
Cost of shares redeemed	(325,367,747)	(78,612,916)	(1,188,546,488)	(358,030,397)
Net increase (decrease) in net assets resulting from capital share transactions	158,589,097	181,105,680	(352,691,650)	107,408,250

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(8,469,135)	(4,397,093)	(24,886,321)	(27,021,126)
Investor Class	(157,066)	(108,298)	(864,715)	(799,722)
Total net distributions to shareholders	(8,626,201)	(4,505,391)	(25,751,036)	(27,820,848)

TOTAL INCREASE (DECREASE) IN NET ASSETS	128,227,355	181,910,168	(471,819,553)	83,826,113

NET ASSETS:
Beginning of year	353,232,717	171,322,549	1,585,448,793	1,501,622,680
End of year	$481,460,072	$353,232,717	$1,113,629,240	$1,585,448,793

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Core Intermediate
	Municipal Bond Fund		Baird Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income	$40,069,912	$17,226,321	$1,314,034	$565,235
Net realized gain (loss) on investments	(39,517,721)	1,382,670	(1,980,641)	229,011
Net change in unrealized appreciation (depreciation) on investments	(111,608,035)	(134,822)	(2,574,152)	229,753
Net increase (decrease) in net assets resulting from operations	(111,055,844)	18,474,169	(3,240,759)	1,023,999

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,707,781,167	915,163,434	57,743,925	18,382,948
Shares issued to holders in reinvestment of distributions	30,661,901	15,348,561	1,126,834	745,644
Cost of shares redeemed	(1,672,955,500)	(220,744,745)	(32,272,377)	(3,504,732)
Net increase in net assets resulting from capital share transactions	1,065,487,568	709,767,250	26,598,382	15,623,860

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(39,031,327)	(18,564,674)	(1,223,767)	(774,852)
Investor Class	(663,365)	(384,884)	(81,592)	(71,879)
Total net distributions to shareholders	(39,694,692)	(18,949,558)	(1,305,359)	(846,731)

TOTAL INCREASE IN NET ASSETS	914,737,032	709,291,861	22,052,264	15,801,128

NET ASSETS:
Beginning of year	1,573,743,050	864,451,189	37,702,948	21,901,820
End of year	$2,488,480,082	$1,573,743,050	$59,755,212	$37,702,948

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2022	2021		2020	2019		2018
Per Share Data:
Net asset value, beginning of year	$10.05	$10.08		$10.06	$10.01		$10.03
Income from investment operations:
Net investment income(1)	0.13	0.04		0.12	0.26		0.23
Net realized and unrealized gains (losses) on investments	(0.03)	(0.02)		0.05 (2)	0.05		(0.04)
Total from investment operations	0.10	0.02		0.17	0.31		0.19
Less distributions:
Distributions from net investment income	(0.16)	(0.05)		(0.14)	(0.26)		(0.21)
Distributions from net realized gains	—	(0.00	)(3)	(0.01)	(0.00	)(3)	—
Total distributions	(0.16)	(0.05)		(0.15)	(0.26)		(0.21)
Net asset value, end of year	$9.99	$10.05		$10.08	$10.06		$10.01
Total return	0.96%	0.20%		1.66%	3.11%		1.95%
Supplemental data and ratios:
Net assets, end of year (millions)	$5,515.0	$6,889.5		$4,456.4	$1,701.0		$1,031.5
Ratio of expenses to average net assets	0.15%	0.15%		0.15%	0.15%		0.15%
Ratio of expenses to average net assets (before waivers)	0.30%	0.30%		0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	1.34%	0.38%		1.24%	2.61%		2.24%
Ratio of net investment income to average net assets (before waivers)	1.19%	0.23%		1.09%	2.46%		2.09%
Portfolio turnover rate(4)	104%	96%		92%	70%		66%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2022	2021		2020	2019		2018
Per Share Data:
Net asset value, beginning of year	$10.07	$10.10		$10.05	$10.00		$10.03
Income from investment operations:
Net investment income(1)	0.11	0.01		0.10	0.24		0.20
Net realized and unrealized gains (losses) on investments	(0.04)	(0.01)		0.07 (2)	0.04		(0.04)
Total from investment operations	0.07	—		0.17	0.28		0.16
Less distributions:
Distributions from net investment income	(0.13)	(0.03)		(0.11)	(0.23)		(0.19)
Distributions from net realized gains	—	(0.00	)(3)	(0.01)	(0.00	)(3)	—
Total distributions	(0.13)	(0.03)		(0.12)	(0.23)		(0.19)
Net asset value, end of year	$10.01	$10.07		$10.10	$10.05		$10.00
Total return	0.70%	(0.05)%		1.66%	2.87%		1.60%
Supplemental data and ratios:
Net assets, end of year (millions)	$92.7	$164.2		$122.7	$32.5		$15.6
Ratio of expenses to average net assets	0.40%	0.40%		0.40%	0.40%		0.40%
Ratio of expenses to average net assets (before waivers)	0.55%	0.55%		0.55%	0.55%		0.55%
Ratio of net investment income to average net assets	1.09%	0.13%		0.99%	2.36%		1.99%
Ratio of net investment income (loss) to average net assets (before waivers)	0.94%	(0.02)%		0.84%	2.21%		1.84%
Portfolio turnover rate(4)	104%	96%		92%	70%		66%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$9.74		$9.92	$9.77	$9.57	$9.64
Income from investment operations:
Net investment income(1)	0.16		0.10	0.18	0.24	0.21
Net realized and unrealized gains (losses) on investments	(0.51)		(0.14)	0.23	0.20	(0.07)
Total from investment operations	(0.35)		(0.04)	0.41	0.44	0.14
Less distributions:
Distributions from net investment income	(0.17)		(0.11)	(0.19)	(0.24)	(0.21)
Distributions from net realized gains	(0.00	)(2)	(0.03)	(0.07)	—	—
Total distributions	(0.17)		(0.14)	(0.26)	(0.24)	(0.21)
Net asset value, end of year	$9.22		$9.74	$9.92	$9.77	$9.57
Total return	(3.64)%		(0.42)%	4.23%	4.68%	1.49%
Supplemental data and ratios:
Net assets, end of year (millions)	$8,747.4		$10,486.4	$8,790.5	$6,469.1	$5,596.2
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.67%		1.05%	1.87%	2.50%	2.21%
Portfolio turnover rate(3)	77%		67%	64%	64%	58%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$9.74		$9.91	$9.77	$9.57	$9.64
Income from investment operations:
Net investment income(1)	0.13		0.08	0.16	0.22	0.19
Net realized and unrealized gains (losses) on investments	(0.51)		(0.13)	0.21	0.20	(0.07)
Total from investment operations	(0.38)		(0.05)	0.37	0.42	0.12
Less distributions:
Distributions from net investment income	(0.14)		(0.09)	(0.16)	(0.22)	(0.19)
Distributions from net realized gains	(0.00	)(2)	(0.03)	(0.07)	—	—
Total distributions	(0.14)		(0.12)	(0.23)	(0.22)	(0.19)
Net asset value, end of year	$9.22		$9.74	$9.91	$9.77	$9.57
Total return	(3.88)%		(0.57)%	3.86%	4.42%	1.24%
Supplemental data and ratios:
Net assets, end of year (millions)	$216.9		$252.5	$192.7	$182.4	$145.0
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.42%		0.80%	1.62%	2.25%	1.96%
Portfolio turnover rate(3)	77%		67%	64%	64%	58%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$11.27	$11.69	$11.27	$10.80	$11.01
Income from investment operations:
Net investment income(1)	0.22	0.18	0.25	0.29	0.27
Net realized and unrealized gains (losses) on investments	(1.19)	(0.34)	0.58	0.46	(0.21)
Total from investment operations	(0.97)	(0.16)	0.83	0.75	0.06
Less distributions:
Distributions from net investment income	(0.22)	(0.18)	(0.25)	(0.28)	(0.27)
Distributions from net realized gains	—	(0.08)	(0.16)	—	—
Total distributions	(0.22)	(0.26)	(0.41)	(0.28)	(0.27)
Net asset value, end of year	$10.08	$11.27	$11.69	$11.27	$10.80
Total return	(8.64)%	(1.41)%	7.42%	7.05%	0.58%
Supplemental data and ratios:
Net assets, end of year (millions)	$6,980.6	$6,639.0	$5,264.4	$4,342.1	$3,264.9
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.11%	1.54%	2.17%	2.57%	2.51%
Portfolio turnover rate(2)	47%	51%	37%	26%	32%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$11.83	$12.26	$11.80	$11.29	$11.50
Income from investment operations:
Net investment income(1)	0.20	0.16	0.23	0.27	0.25
Net realized and unrealized gains (losses) on investments	(1.25)	(0.36)	0.61	0.50	(0.22)
Total from investment operations	(1.05)	(0.20)	0.84	0.77	0.03
Less distributions:
Distributions from net investment income	(0.19)	(0.15)	(0.22)	(0.26)	(0.24)
Distributions from net realized gains	—	(0.08)	(0.16)	—	—
Total distributions	(0.19)	(0.23)	(0.38)	(0.26)	(0.24)
Net asset value, end of year	$10.59	$11.83	$12.26	$11.80	$11.29
Total return	(8.88)%	(1.68)%	7.16%	6.83%	0.30%
Supplemental data and ratios:
Net assets, end of year (millions)	$59.3	$42.2	$55.2	$52.2	$47.3
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.86%	1.29%	1.92%	2.32%	2.26%
Portfolio turnover rate(2)	47%	51%	37%	26%	32%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$11.37	$11.77	$11.21	$10.53	$10.87
Income from investment operations:
Net investment income(1)	0.25	0.19	0.25	0.30	0.29
Net realized and unrealized gains (losses) on investments	(1.76)	(0.36)	0.71	0.69	(0.33)
Total from investment operations	(1.51)	(0.17)	0.96	0.99	(0.04)
Less distributions:
Distributions from net investment income	(0.26)	(0.22)	(0.27)	(0.31)	(0.30)
Distributions from net realized gains	—	(0.01)	(0.13)	—	—
Total distributions	(0.26)	(0.23)	(0.40)	(0.31)	(0.30)
Net asset value, end of year	$9.60	$11.37	$11.77	$11.21	$10.53
Total return	(13.35)%	(1.46)%	8.63%	9.48%	(0.30)%
Supplemental data and ratios:
Net assets, end of year (millions)	$34,102.5	$39,050.1	$31,874.6	$21,857.4	$14,897.5
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.46%	1.66%	2.13%	2.74%	2.77%
Portfolio turnover rate(2)	43%	39%	35%	31%	24%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$11.79	$12.20	$11.60	$10.89	$11.23
Income from investment operations:
Net investment income(1)	0.23	0.17	0.23	0.28	0.27
Net realized and unrealized gains (losses) on investments	(1.82)	(0.38)	0.74	0.71	(0.33)
Total from investment operations	(1.59)	(0.21)	0.97	0.99	(0.06)
Less distributions:
Distributions from net investment income	(0.23)	(0.19)	(0.24)	(0.28)	(0.28)
Distributions from net realized gains	—	(0.01)	(0.13)	—	—
Total distributions	(0.23)	(0.20)	(0.37)	(0.28)	(0.28)
Net asset value, end of year	$9.97	$11.79	$12.20	$11.60	$10.89
Total return	(13.52)%	(1.74)%	8.42%	9.17%	(0.54)%
Supplemental data and ratios:
Net assets, end of year (millions)	$681.1	$904.3	$1,029.0	$786.4	$718.2
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.21%	1.41%	1.88%	2.49%	2.52%
Portfolio turnover rate(2)	43%	39%	35%	31%	24%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$11.67		$12.14	$11.56	$10.82	$11.22
Income from investment operations:
Net investment income(1)	0.29		0.26	0.29	0.33	0.33
Net realized and unrealized gains (losses) on investments	(1.79)		(0.38)	0.72	0.75	(0.39)
Total from investment operations	(1.50)		(0.12)	1.01	1.08	(0.06)
Less distributions:
Distributions from net investment income	(0.30)		(0.28)	(0.31)	(0.34)	(0.34)
Distributions from net realized gains	(0.00	)(2)	(0.07)	(0.12)	—	—
Total distributions	(0.30)		(0.35)	(0.43)	(0.34)	(0.34)
Net asset value, end of year	$9.87		$11.67	$12.14	$11.56	$10.82
Total return	(12.87)%		(1.02)%	8.80%	10.11%	(0.51)%
Supplemental data and ratios:
Net assets, end of year (millions)	$21,288.5		$27,654.9	$26,805.5	$21,424.9	$15,635.3
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.82%		2.16%	2.46%	2.95%	3.01%
Portfolio turnover rate(3)	29%		45%	33%	26%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$12.21		$12.68	$12.05	$11.28	$11.68
Income from investment operations:
Net investment income(1)	0.28		0.24	0.28	0.32	0.31
Net realized and unrealized gains (losses) on investments	(1.87)		(0.39)	0.74	0.76	(0.40)
Total from investment operations	(1.59)		(0.15)	1.02	1.08	(0.09)
Less distributions:
Distributions from net investment income	(0.28)		(0.25)	(0.28)	(0.31)	(0.31)
Distributions from net realized gains	(0.00	)(2)	(0.07)	(0.11)	—	—
Total distributions	(0.28)		(0.32)	(0.39)	(0.31)	(0.31)
Net asset value, end of year	$10.34		$12.21	$12.68	$12.05	$11.28
Total return	(13.09)%		(1.23)%	8.58%	9.69%	(0.74)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,045.0		$1,612.2	$2,684.3	$2,500.0	$2,171.0
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.57%		1.91%	2.21%	2.70%	2.76%
Portfolio turnover rate(3)	29%		45%	33%	26%	26%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2022	2021		2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$10.39	$10.43		$10.26	$10.06	$10.08
Income from investment operations:
Net investment income(1)	0.16	0.12		0.17	0.20	0.20
Net realized and unrealized gains (losses) on investments	(0.54)	(0.04)		0.16	0.20	(0.03)
Total from investment operations	(0.38)	0.08		0.33	0.40	0.17
Less distributions:
Distributions from net investment income	(0.16)	(0.12)		(0.16)	(0.20)	(0.19)
Distributions from net realized gains	—	(0.00	)(2)	—	—	(0.00	)(2)
Total distributions	(0.16)	(0.12)		(0.16)	(0.20)	(0.19)
Net asset value, end of year	$9.85	$10.39		$10.43	$10.26	$10.06
Total return	(3.66)%	0.74%		3.25%	3.96%	1.75%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,695.5	$2,190.2		$1,520.0	$926.1	$281.2
Ratio of expenses to average net assets	0.30%	0.30%		0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.56%	1.10%		1.61%	1.96%	2.03%
Portfolio turnover rate(3)	64%	44%		32%	34%	107%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2022	2021		2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$10.38	$10.41		$10.25	$10.04	$10.06
Income from investment operations:
Net investment income(1)	0.13	0.09		0.14	0.17	0.18
Net realized and unrealized gains (losses) on investments	(0.55)	(0.03)		0.15	0.21	(0.03)
Total from investment operations	(0.42)	0.06		0.29	0.38	0.15
Less distributions:
Distributions from net investment income	(0.13)	(0.09)		(0.13)	(0.17)	(0.17)
Distributions from net realized gains	—	(0.00	)(2)	—	—	(0.00	)(2)
Total distributions	(0.13)	(0.09)		(0.13)	(0.17)	(0.17)
Net asset value, end of year	$9.83	$10.38		$10.41	$10.25	$10.04
Total return	(4.01)%	0.59%		2.90%	3.81%	1.52%
Supplemental data and ratios:
Net assets, end of year (millions)	$71.7	$110.4		$92.2	$89.6	$64.0
Ratio of expenses to average net assets	0.55%	0.55%		0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.31%	0.85%		1.36%	1.71%	1.78%
Portfolio turnover rate(3)	64%	44%		32%	34%	107%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Institutional Class

					Period Ended
	Year Ended December 31,				December 31,
	2022		2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.74		$10.67	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.22		0.11	0.18	0.02
Net realized and unrealized gains (losses) on investments	(0.79)		0.14	0.66	0.07
Total from investment operations	(0.57)		0.25	0.84	0.09
Less distributions:
Distributions from net investment income	(0.21)		(0.12)	(0.17)	(0.02)
Distributions from net realized gains	(0.00	)(3)	(0.06)	(0.07)	—
Total distributions	(0.21)		(0.18)	(0.24)	(0.02)
Net asset value, end of period	$9.96		$10.74	$10.67	$10.07
Total return	(5.31)%		2.26%	8.39%	0.88	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$470.8		$345.0	$164.3	$12.0
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30	%(5)
Ratio of net investment income to average net assets	2.18%		1.07%	1.72%	1.60	%(5)
Portfolio turnover rate(6)	89%		55%	119%	47	%(4)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Investor Class

					Period Ended
	Year Ended December 31,				December 31,
	2022		2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.74		$10.67	$10.07	$10.00
Income from investment operations:
Net investment income(2)	0.19		0.09	0.15	0.02
Net realized and unrealized gains (losses) on investments	(0.79)		0.13	0.67	0.06
Total from investment operations	(0.60)		0.22	0.82	0.08
Less distributions:
Distributions from net investment income	(0.18)		(0.09)	(0.15)	(0.01)
Distributions from net realized gains	(0.00	)(3)	(0.06)	(0.07)	—
Total distributions	(0.18)		(0.15)	(0.22)	(0.01)
Net asset value, end of period	$9.96		$10.74	$10.67	$10.07
Total return	(5.55)%		2.00%	8.13%	0.85	%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$10,660.1		$8,262.3	$6,976.1	$27.4
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55	%(5)
Ratio of net investment income to average net assets	1.93%		0.82%	1.47%	1.35	%(5)
Portfolio turnover rate(6)	89%		55%	119%	47	%(4)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$11.85	$12.03	$11.75	$11.38	$11.52
Income from investment operations:
Net investment income(1)	0.22	0.21	0.24	0.27	0.27
Net realized and unrealized gains (losses) on investments	(0.90)	(0.17)	0.28	0.37	(0.14)
Total from investment operations	(0.68)	0.04	0.52	0.64	0.13
Less distributions:
Distributions from net investment income	(0.22)	(0.22)	(0.24)	(0.27)	(0.27)
Total distributions	(0.22)	(0.22)	(0.24)	(0.27)	(0.27)
Net asset value, end of year	$10.95	$11.85	$12.03	$11.75	$11.38
Total return	(5.74)%	0.27%	4.43%	5.65%	1.19%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,083.0	$1,526.2	$1,449.2	$1,257.4	$1,009.2
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.94%	1.75%	2.03%	2.30%	2.39%
Portfolio turnover rate(2)	33%	18%	15%	20%	40%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$12.16	$12.34	$12.04	$11.66	$11.80
Income from investment operations:
Net investment income(1)	0.19	0.18	0.22	0.24	0.25
Net realized and unrealized gains (losses) on investments	(0.92)	(0.18)	0.29	0.38	(0.15)
Total from investment operations	(0.73)	—	0.51	0.62	0.10
Less distributions:
Distributions from net investment income	(0.19)	(0.18)	(0.21)	(0.24)	(0.24)
Total distributions	(0.19)	(0.18)	(0.21)	(0.24)	(0.24)
Net asset value, end of year	$11.24	$12.16	$12.34	$12.04	$11.66
Total return	(5.99)%	0.02%	4.23%	5.33%	0.90%
Supplemental data and ratios:
Net assets, end of year (millions)	$30.6	$59.2	$52.4	$85.1	$110.8
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.69%	1.50%	1.78%	2.05%	2.14%
Portfolio turnover rate(2)	33%	18%	15%	20%	40%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$10.96		$10.96	$10.65	$10.22	$10.32
Income from investment operations:
Net investment income(1)	0.21		0.16	0.23	0.25	0.23
Net realized and unrealized gains (losses) on investments	(0.88)		0.02 (2)	0.33	0.43	(0.10)
Total from investment operations	(0.67)		0.18	0.56	0.68	0.13
Less distributions:
Distributions from net investment income	(0.19)		(0.17)	(0.22)	(0.24)	(0.23)
Distributions from net realized gains	(0.00	)(3)	(0.01)	(0.03)	(0.01)	—
Total distributions	(0.19)		(0.18)	(0.25)	(0.25)	(0.23)
Net asset value, end of year	$10.10		$10.96	$10.96	$10.65	$10.22
Total return	(6.07)%		1.60%	5.26%	6.75%	1.30%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,449.7		$1,531.2	$842.2	$535.5	$378.1
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.01%		1.47%	2.09%	2.36%	2.30%
Portfolio turnover rate(4)	59%		31%	35%	38%	70%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2022		2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$10.96		$10.95	$10.64	$10.22	$10.32
Income from investment operations:
Net investment income(1)	0.18		0.13	0.20	0.22	0.21
Net realized and unrealized gains (losses) on investments	(0.88)		0.03 (2)	0.33	0.43	(0.11)
Total from investment operations	(0.70)		0.16	0.53	0.65	0.10
Less distributions:
Distributions from net investment income	(0.17)		(0.14)	(0.19)	(0.22)	(0.20)
Distributions from net realized gains	(0.00	)(3)	(0.01)	(0.03)	(0.01)	—
Total distributions	(0.17)		(0.15)	(0.22)	(0.23)	(0.20)
Net asset value, end of year	$10.09		$10.96	$10.95	$10.64	$10.22
Total return	(6.40)%		1.44%	5.01%	6.40%	1.05%
Supplemental data and ratios:
Net assets, end of year (millions)	$38.8		$42.5	$22.3	$5.9	$2.0
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.76%		1.22%	1.84%	2.11%	2.05%
Portfolio turnover rate(4)	59%		31%	35%	38%	70%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Institutional Class

				Period Ended
	Year Ended December 31,			December 31,
	2022	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.76	$10.67	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.26	0.20	0.23	0.02
Net realized and unrealized gains (losses) on investments	(1.09)	0.17	0.76	0.10
Total from investment operations	(0.83)	0.37	0.99	0.12
Less distributions:
Distributions from net investment income	(0.25)	(0.20)	(0.21)	(0.02)
Distributions from net realized gains	—	(0.08)	(0.21)	—
Total distributions	(0.25)	(0.28)	(0.42)	(0.02)
Net asset value, end of period	$9.68	$10.76	$10.67	$10.10
Total return	(7.73)%	3.46%	9.95%	1.19	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$55.7	$34.5	$20.3	$7.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30	%(4)
Ratio of net investment income to average net assets	2.63%	1.83%	2.20%	1.69	%(4)
Portfolio turnover rate(5)	76%	38%	124%	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Investor Class

				Period Ended
	Year Ended December 31,			December 31,
	2022	2021	2020	2019(1)
Per Share Data:
Net asset value, beginning of period	$10.74	$10.66	$10.10	$10.00
Income from investment operations:
Net investment income(2)	0.24	0.17	0.21	0.02
Net realized and unrealized gains (losses) on investments	(1.08)	0.16	0.75	0.10
Total from investment operations	(0.84)	0.33	0.96	0.12
Less distributions:
Distributions from net investment income	(0.22)	(0.17)	(0.19)	(0.02)
Distributions from net realized gains	—	(0.08)	(0.21)	—
Total distributions	(0.22)	(0.25)	(0.40)	(0.02)
Net asset value, end of period	$9.68	$10.74	$10.66	$10.10
Total return	(7.78)%	3.12%	9.58%	1.16	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$4,055.6	$3,193.3	$1,624.8	$29.1
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55	%(4)
Ratio of net investment income to average net assets	2.38%	1.58%	1.95%	1.44	%(4)
Portfolio turnover rate(5)	76%	38%	124%	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2022

1.	Organization
Baird Funds, Inc. (the “Company”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, and Baird Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), ten of the fifteen active funds in the series comprising the Company.  Pursuant to the 1940 Act, the Funds in this report are “diversified” series of the Company.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Ultra Short Bond Fund	December 31, 2013	December 31, 2013
Baird Short-Term Bond Fund	August 31, 2004	September 19, 2012
Baird Intermediate Bond Fund	September 29, 2000	September 29, 2000
Baird Aggregate Bond Fund	September 29, 2000	September 29, 2000
Baird Core Plus Bond Fund	September 29, 2000	September 29, 2000
Baird Short-Term Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Strategic Municipal Bond Fund	November 15, 2019	November 15, 2019
Baird Quality Intermediate Municipal Bond Fund	March 30, 2001	March 30, 2001
Baird Core Intermediate Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Municipal Bond Fund	November 15, 2019	November 15, 2019

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 7.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg 1-3 Year U.S. Government/Credit Bond Index. The Fund’s benchmark index, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Intermediate U.S. Government/Credit Bond Index.  The Fund’s benchmark index, the Bloomberg Intermediate U.S. Government/Credit Bond Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Aggregate Bond Index.  The Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed debt obligations, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg U.S. Universal Bond Index. The Fund’s benchmark index, the Bloomberg U.S. Universal Bond Index, is an unmanaged, market value weighted index of fixed income debt obligations issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed debt obligations, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The investment objective of the Baird Strategic Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The investment objective of the Baird Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value (“NAV”), to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the securities are valued at fair value using methods determined by the Advisor as the valuation designee of the Board of Directors of the Company (the “Board”) in accordance with policies and procedures adopted pursuant to Rule 2a-5 of the 1940 Act. Per GAAP, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their NAV per share as of the close of regular trading of the New York Stock Exchange (generally, 4:00 p.m. ET).

Notes to the Financial Statements
December 31, 2022

2.	Significant Accounting Policies (cont.)

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: debt securities are valued at their evaluated bid prices as provided by an independent pricing service based on various market inputs such as benchmark yields, market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below. Investments in mutual funds, including money market funds, are valued at their stated NAV. Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with the Advisor’s fair value procedures. In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by the Advisor. The Advisor has designated its valuation committee to be responsible for fair value determinations. In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Securities Purchased on a When-Issued, Delayed Delivery or Forward Commitment Basis – Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be more or less favorable than the price or yield available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security, the Fund records the transaction and reflects the value of the security in determining net asset value. Certain when-issued, delayed delivery or forward commitment securities are considered derivatives.

c)
Unregistered Securities – The Funds own certain investment securities which are unregistered.  All of the unregistered securities held by the Funds as of December 31, 2022 consisted of securities issued pursuant to Rule 144A under the Securities Act of 1933 which may be resold in transactions exempt from registration to qualified institutional buyers.

The value of such securities held by the Funds was as follows:

Fund	Value	% of Net Assets
Baird Ultra Short Bond Fund	$1,312,178,255	23.40%
Baird Short-Term Bond Fund	2,612,866,083	29.15%
Baird Intermediate Bond Fund	1,359,270,815	19.31%
Baird Aggregate Bond Fund	6,444,476,453	18.53%
Baird Core Plus Bond Fund	5,119,276,858	22.92%
Baird Short-Term Municipal Bond Fund	81,127,723	4.59%
Baird Strategic Municipal Bond Fund	26,646,729	5.53%
Baird Quality Intermediate Municipal Bond Fund	23,295,165	2.09%
Baird Core Intermediate Municipal Bond Fund	76,360,020	3.07%
Baird Municipal Bond Fund	3,273,901	5.48%

d)
Foreign Securities – The Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, and Baird Core Plus Bond Fund may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include foreign currency fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to the Advisor's fair value procedures.

e)
Financial Derivatives Instruments – Financial derivatives instruments, such as futures contracts, derive their value from the performance of underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivatives contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

f)
Deposits with Broker – When trading derivatives instruments, such as futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2022, the Baird Strategic Municipal Bond Fund had $5,764 in cash and cash equivalents on deposit with the broker for futures contracts, which is presented on the Fund’s Statement of Assets and Liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

Notes to the Financial Statements
December 31, 2022

2.	Significant Accounting Policies (cont.)

These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At period end, the variation margin is shown as either a receivable or payable on the Fund’s Statement of Assets and Liabilities. The Fund expects to earn interest income on any margin deposits.

g)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2022, or for any other tax years which are open for exam. As of December 31, 2022, open tax years include the tax years ended December 31, 2019 through 2022. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

h)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

i)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on the trade date. Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

k)
Securities Transactions and Investment Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are recorded as interest income on the Statements of Operations for financial reporting purposes.

l)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be low.

m)
New Regulatory and Accounting Pronouncements – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds were required to comply with Rule 2a-5 by September 8, 2022. Management has evaluated Rule 2a-5 and has adopted the relevant provisions of the disclosure framework.

In November 2020, the SEC adopted Rule 18f-4 under the 1940 Act and issued Release No. IC-34084, Use of Derivatives by Registered Investment Companies and Business Development Companies (“Rule 18f-4”), to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Each Fund that participates in derivatives transactions intends to qualify as a limited derivatives user. Management has evaluated Rule 18f-4 and has adopted the relevant provisions of the disclosure framework.

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Funds’ investments, derivatives, debt, and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

Notes to the Financial Statements
December 31, 2022

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird Ultra Short Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	510,778,406	$5,106,885,871	706,670,026 (1)	$7,113,668,044 (1)
Shares issued to shareholders in reinvestment of distributions	8,061,269	80,399,650	2,705,405	27,229,753
Shares redeemed	(652,378,673)	(6,519,104,866)	(465,834,447)	(4,688,653,810)
Net increase (decrease)	(133,538,998)	$(1,331,819,345)	243,540,984	$2,452,243,987
Shares Outstanding:
Beginning of year	685,717,731		442,176,747
End of year	552,178,733		685,717,731

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,481,615	$44,858,460	18,443,119	$186,265,589
Shares issued to shareholders in reinvestment of distributions	127,158	1,271,407	45,414	458,401
Shares redeemed	(11,658,271)	(116,780,502)	(14,329,674)	(144,622,291)
Net increase (decrease)	(7,049,498)	$(70,650,635)	4,158,859	$42,101,699
Shares Outstanding:
Beginning of year	16,302,210		12,143,351
End of year	9,252,712		16,302,210
Total net increase (decrease)		$(1,402,469,980)		$2,494,345,686

(1) Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Short-Term Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	391,080,943	$3,673,283,683	541,846,644	$5,339,349,583
Shares issued to shareholders in reinvestment of distributions	16,033,899	149,270,614	12,532,691	123,134,971
Shares redeemed	(535,281,625)	(5,005,563,954)	(364,097,312)	(3,588,101,413)
Net increase (decrease)	(128,166,783)	$(1,183,009,657)	190,282,023	$1,874,383,141
Shares Outstanding:
Beginning of year	1,076,834,440		886,552,417
End of year	948,667,657		1,076,834,440

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	11,154,652	$104,892,206	15,561,012	$153,622,226
Shares issued to shareholders in reinvestment of distributions	368,325	3,423,812	275,715	2,707,208
Shares redeemed	(13,924,914)	(130,871,374)	(9,346,379)	(92,107,513)
Net increase (decrease)	(2,401,937)	$(22,555,356)	6,490,348	$64,221,921
Shares Outstanding:
Beginning of year	25,933,108		19,442,760
End of year	23,531,171		25,933,108
Total net increase (decrease)		$(1,205,565,013)		$1,938,605,062

Notes to the Financial Statements
December 31, 2022

3.	Capital Share Transactions (cont.)
Baird Intermediate Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	283,794,838 (1)	$2,977,433,440 (1)	202,092,671 (1)	$2,322,166,062 (1)
Shares issued to shareholders in reinvestment of distributions	12,209,851	125,904,456	10,626,575	121,195,480
Shares redeemed	(192,704,900)	(2,000,544,006)	(73,997,341)	(849,445,075)
Net increase	103,299,789	$1,102,793,890	138,721,905	$1,593,916,467
Shares Outstanding:
Beginning of year	589,061,446		450,339,541
End of year	692,361,235		589,061,446

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,627,892	$39,037,445	2,200,599	$26,620,652
Shares issued to shareholders in reinvestment of distributions	76,180	822,382	70,776	847,356
Shares redeemed	(1,669,780)	(18,219,022)	(3,203,719)	(38,632,371)
Net increase (decrease)	2,034,292	$21,640,805	(932,344)	$(11,164,363)
Shares Outstanding:
Beginning of year	3,569,179		4,501,523
End of year	5,603,471		3,569,179
Total net increase		$1,124,434,695		$1,582,752,104

(1) Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Aggregate Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,132,790,635	$11,448,888,258	1,299,107,235	$14,925,486,252
Shares issued to shareholders in reinvestment of distributions	81,727,428	815,301,963	56,052,498	641,563,055
Shares redeemed	(1,098,175,721)	(11,116,504,107)	(628,479,154)	(7,215,058,879)
Net increase	116,342,342	$1,147,686,114	726,680,579	$8,351,990,428
Shares Outstanding:
Beginning of year	3,435,420,504		2,708,739,925
End of year	3,551,762,846		3,435,420,504

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	20,420,963	$215,322,675	31,386,082	$374,344,332
Shares issued to shareholders in reinvestment of distributions	1,570,967	16,281,653	1,347,619	15,997,081
Shares redeemed	(30,367,979)	(320,324,283)	(40,396,219)	(481,603,438)
Net decrease	(8,376,049)	$(88,719,955)	(7,662,518)	$(91,262,025)
Shares Outstanding:
Beginning of year	76,709,461		84,371,979
End of year	68,333,412		76,709,461
Total net increase		$1,058,966,159		$8,260,728,403

Baird Core Plus Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	504,649,661	$5,264,617,388	779,746,048	$9,237,061,141
Shares issued to shareholders in reinvestment of distributions	60,377,638	620,675,811	65,142,363	768,500,008
Shares redeemed	(777,453,867)	(8,149,147,748)	(683,375,828)	(8,083,597,220)
Net increase (decrease)	(212,426,568)	$(2,263,854,549)	161,512,583	$1,921,963,929
Shares Outstanding:
Beginning of year	2,369,697,698		2,208,185,115
End of year	2,157,271,130		2,369,697,698

Notes to the Financial Statements
December 31, 2022

3.	Capital Share Transactions (cont.)
Baird Core Plus Bond Fund (cont.)
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	22,790,115	$251,553,911	41,521,715	$516,846,683
Shares issued to shareholders in reinvestment of distributions	2,880,904	31,071,249	3,703,407	45,687,208
Shares redeemed	(56,639,771)	(622,150,469)	(124,846,487)	(1,537,363,661)
Net decrease	(30,968,752)	$(339,525,309)	(79,621,365)	$(974,829,770)
Shares Outstanding:
Beginning of year	132,071,461		211,692,826
End of year	101,102,709		132,071,461
Total net increase (decrease)		$(2,603,379,858)		$947,134,159

Baird Short-Term Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	167,243,863	$1,663,156,971	145,229,039	$1,515,263,682
Shares issued to shareholders in reinvestment of distributions	2,226,981	22,051,002	1,557,066	16,218,709
Shares redeemed	(208,046,440)	(2,065,552,673)	(81,845,339)	(853,254,906)
Net increase (decrease)	(38,575,596)	$(380,344,700)	64,940,766	$678,227,485
Shares Outstanding:
Beginning of year	210,702,796		145,762,030
End of year	172,127,200		210,702,796

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,906,247	$28,904,745	6,141,869	$63,934,129
Shares issued to shareholders in reinvestment of distributions	97,420	961,922	70,162	729,733
Shares redeemed	(6,344,406)	(63,158,931)	(4,436,586)	(46,190,070)
Net increase (decrease)	(3,340,739)	$(33,292,264)	1,775,445	$18,473,792
Shares Outstanding:
Beginning of year	10,635,225		8,859,780
End of year	7,294,486		10,635,225
Total net increase (decrease)		$(413,636,964)		$696,701,277

Baird Strategic Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	46,538,898	$469,432,787	23,465,676	$252,459,481
Shares issued to shareholders in reinvestment of distributions	820,672	8,177,741	400,578	4,306,615
Shares redeemed	(32,225,708)	(322,083,246)	(7,137,742)	(76,900,323)
Net increase	15,133,862	$155,527,282	16,728,512	$179,865,773
Shares Outstanding:
Beginning of year	32,129,772		15,401,260
End of year	47,263,634		32,129,772

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	620,372	$6,273,602	268,897	$2,887,890
Shares issued to shareholders in reinvestment of distributions	7,297	72,714	6,013	64,610
Shares redeemed	(327,044)	(3,284,501)	(159,100)	(1,712,593)
Net increase	300,625	$3,061,815	115,810	$1,239,907
Shares Outstanding:
Beginning of year	769,622		653,812
End of year	1,070,247		769,622
Total net increase		$158,589,097		$181,105,680

Notes to the Financial Statements
December 31, 2022

3.	Capital Share Transactions (cont.)
Baird Quality Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	69,927,672	$772,989,941	35,483,051	$423,658,386
Shares issued to shareholders in reinvestment of distributions	1,987,985	21,982,125	1,996,768	23,789,767
Shares redeemed	(101,791,866)	(1,123,505,420)	(29,165,756)	(347,651,750)
Net increase (decrease)	(29,876,209)	$(328,533,354)	8,314,063	$99,796,403
Shares Outstanding:
Beginning of year	128,752,160		120,438,097
End of year	98,875,951		128,752,160

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	3,517,749	$40,053,579	1,409,837	$17,217,572
Shares issued to shareholders in reinvestment of distributions	73,270	829,193	63,248	772,922
Shares redeemed	(5,738,401)	(65,041,068)	(848,015)	(10,378,647)
Net increase (decrease)	(2,147,382)	$(24,158,296)	625,070	$7,611,847
Shares Outstanding:
Beginning of year	4,870,922		4,245,852
End of year	2,723,540		4,870,922
Total net increase (decrease)		$(352,691,650)		$107,408,250

Baird Core Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	260,786,481	$2,665,957,218	80,705,470	$885,625,355
Shares issued to shareholders in reinvestment of distributions	2,967,412	30,034,377	1,367,974	14,985,015
Shares redeemed	(160,863,049)	(1,630,020,249)	(19,257,996)	(211,074,750)
Net increase	102,890,844	$1,065,971,346	62,815,448	$689,535,620
Shares Outstanding:
Beginning of year	139,678,631		76,863,183
End of year	242,569,475		139,678,631

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,085,710	$41,823,949	2,693,728	$29,538,079
Shares issued to shareholders in reinvestment of distributions	62,064	627,524	33,210	363,546
Shares redeemed	(4,181,317)	(42,935,251)	(883,426)	(9,669,995)
Net increase (decrease)	(33,543)	$(483,778)	1,843,512	$20,231,630
Shares Outstanding:
Beginning of year	3,879,431		2,035,919
End of year	3,845,888		3,879,431
Total net increase		$1,065,487,568		$709,767,250

Baird Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	5,433,325	$53,876,656	1,540,495	$16,605,748
Shares issued to shareholders in reinvestment of distributions	112,936	1,101,451	66,656	717,800
Shares redeemed	(3,002,030)	(29,485,764)	(300,031)	(3,245,575)
Net increase	2,544,231	$25,492,343	1,307,120	$14,077,973
Shares Outstanding:
Beginning of year	3,207,370		1,900,250
End of year	5,751,601		3,207,370

Notes to the Financial Statements
December 31, 2022

3.	Capital Share Transactions (cont.)
Baird Municipal Bond Fund (cont.)
	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	396,064	$3,867,269	166,129	$1,777,200
Shares issued to shareholders in reinvestment of distributions	2,621	25,383	2,590	27,844
Shares redeemed	(276,876)	(2,786,613)	(23,976)	(259,157)
Net increase	121,809	$1,106,039	144,743	$1,545,887
Shares Outstanding:
Beginning of year	297,235		152,492
End of year	419,044		297,235
Total net increase		$26,598,382		$15,623,860

Purchase in-kind transactions

During the year ended December 31, 2022, the Funds satisfied purchase in-kind requests made by large institutional shareholders by transferring cash and securities into the Funds. The transfers were effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

	Year Ended December 31, 2022
		Value of Cash and
Fund	Effective Date	Securities Received	Shares Sold
Baird Intermediate Bond Fund – Institutional Class	March 29, 2022	$105,831,914	9,909,355
Baird Intermediate Bond Fund – Institutional Class	March 30, 2022	512,255	47,874
Baird Intermediate Bond Fund – Institutional Class	April 27, 2022	60,581,686	5,764,195
Baird Intermediate Bond Fund – Institutional Class	May 17, 2022	253,996	24,329
Total		$167,179,851

During the year ended December 31, 2021, the Funds satisfied purchase in-kind requests made by large institutional shareholders by transferring cash and securities into the Funds. The transfers were effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

	Year Ended December 31, 2021
		Value of Cash and
Fund	Effective Date	Securities Received	Shares Sold
Baird Ultra Short Bond Fund – Institutional Class	January 27, 2021	$44,201,852	4,385,104
Baird Intermediate Bond Fund – Institutional Class	March 29, 2021	49,293,543	4,312,646
Baird Intermediate Bond Fund – Institutional Class	October 27, 2021	39,779,568	3,489,436
Total		$89,073,111

4.	Investment Transactions and Income Tax Information
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments and any in-kind transactions) were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Baird Ultra Short Bond Fund	$645,665,625	$592,062,693	$3,615,590,971	$4,230,290,792
Baird Short-Term Bond Fund	4,500,580,907	5,569,805,585	3,093,221,010	3,134,419,515
Baird Intermediate Bond Fund	3,082,959,583	2,502,258,339	1,227,064,047	694,960,920
Baird Aggregate Bond Fund	8,867,810,094	11,355,563,163	7,907,919,254	4,177,560,998
Baird Core Plus Bond Fund	3,362,736,017	5,916,514,476	3,628,582,591	3,583,793,698
Baird Short-Term Municipal Bond Fund	—	74,696,016	1,231,988,333	1,290,038,993
Baird Strategic Municipal Bond Fund	—	—	520,372,622	331,941,575
Baird Quality Intermediate Municipal Bond Fund	58,891,406	59,006,250	359,007,387	664,433,787
Baird Core Intermediate Municipal Bond Fund	276,677,988	275,214,238	1,868,307,265	787,337,572
Baird Municipal Bond Fund	1,009,465	1,012,859	61,863,624	36,331,623

As of December 31, 2022, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

	Baird	Baird	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$5,713,773,120	$9,438,354,774	$7,563,724,095	$39,433,006,077	$25,312,042,354
Gross unrealized appreciation	2,687,300	7,123,615	5,498,610	50,529,382	37,031,438
Gross unrealized depreciation	(39,954,405)	(361,881,105)	(556,285,850)	(4,783,163,033)	(3,023,385,758)
Net unrealized depreciation	(37,267,105)	(354,757,490)	(550,787,240)	(4,732,633,651)	(2,986,354,320)
Undistributed ordinary income	85,650	1,621,607	321,883	1,073,764	1,165,596
Distributable earnings	85,650	1,621,607	321,883	1,073,764	1,165,596
Other accumulated losses	(22,472,333)	(251,331,151)	(180,358,064)	(838,243,335)	(495,029,165)
Total accumulated deficit	$(59,653,788)	$(604,467,034)	$(730,823,421)	$(5,569,803,222)	$(3,480,217,889)

Notes to the Financial Statements
December 31, 2022

4.	Investment Transactions and Income Tax Information (cont.)

	Baird	Baird	Baird Quality	Baird Core
	Short-Term	Strategic	Intermediate	Intermediate	Baird
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$1,800,023,698	$493,728,685	$1,130,702,886	$2,522,370,846	$59,449,382
Gross unrealized appreciation	2,700,789	2,130,820	4,989,403	10,606,952	446,419
Gross unrealized depreciation	(56,252,122)	(15,872,202)	(38,532,784)	(86,974,482)	(2,084,287)
Net unrealized depreciation	(53,551,333)	(13,741,382)	(33,543,381)	(76,367,530)	(1,637,868)
Undistributed tax-exempt income	343,060	142,730	229,182	616,381	17,397
Distributable earnings	343,060	142,730	229,182	616,381	17,397
Other accumulated losses	(47,181,634)	(13,303,210)	(40,841,861)	(39,477,224)	(1,980,691)
Total accumulated deficit	$(100,389,907)	$(26,901,862)	$(74,156,060)	$(115,228,373)	$(3,601,162)
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. There were no reclassifications made for the year ended December 31, 2022.

Distributions to Shareholders

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax components of distributions paid during the period shown below were as follows:

	Year Ended December 31, 2022
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$88,868,292	$—	$—	$88,868,292
Baird Short-Term Bond Fund	167,037,340	4,200,688	—	171,238,028
Baird Intermediate Bond Fund	146,093,663	—	—	146,093,663
Baird Aggregate Bond Fund	917,025,897	—	—	917,025,897
Baird Core Plus Bond Fund	702,114,693	4,248,998	—	706,363,691
Baird Short-Term Municipal Bond Fund	341,883	—	31,709,683	32,051,566
Baird Strategic Municipal Bond Fund	827,054	—	7,799,147	8,626,201
Baird Quality Intermediate Municipal Bond Fund	10,535	—	25,740,501	25,751,036
Baird Core Intermediate Municipal Bond Fund	499,131	—	39,195,561	39,694,692
Baird Municipal Bond Fund	23,809	—	1,281,550	1,305,359

For the year ended December 31, 2022, the table above reflects the estimated characterization of the distributions paid based on each Fund’s operating results for the period. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

	Year Ended December 31, 2021
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$29,091,904	$—	$—	$29,091,904
Baird Short-Term Bond Fund	113,615,447	25,701,730	—	139,317,177
Baird Intermediate Bond Fund	96,264,986	43,852,857	—	140,117,843
Baird Aggregate Bond Fund	680,906,564	41,153,174	—	722,059,738
Baird Core Plus Bond Fund	703,200,275	173,585,801	—	876,786,076
Baird Short-Term Municipal Bond Fund	561,733	—	20,968,994	21,530,727
Baird Strategic Municipal Bond Fund	1,909,435	—	2,595,956	4,505,391
Baird Quality Intermediate Municipal Bond Fund	1,308	—	27,819,540	27,820,848
Baird Core Intermediate Municipal Bond Fund	1,654,250	—	17,295,308	18,949,558
Baird Municipal Bond Fund	298,002	—	548,729	846,731

The Funds in the table above designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2021 and 2022. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Notes to the Financial Statements
December 31, 2022

4.	Investment Transactions and Income Tax Information (cont.)
At December 31, 2022, no Funds deferred, on a tax basis, qualified late year losses.

At December 31, 2022, accumulated net realized capital loss carryovers, if any, were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Ultra Short Bond Fund	$20,191,287	$2,281,046	Indefinitely	Indefinitely
Baird Short-Term Bond Fund	167,710,572	83,620,579	Indefinitely	Indefinitely
Baird Intermediate Bond Fund	59,857,275	120,500,789	Indefinitely	Indefinitely
Baird Aggregate Bond Fund	395,273,909	442,969,426	Indefinitely	Indefinitely
Baird Core Plus Bond Fund	208,612,464	286,416,701	Indefinitely	Indefinitely
Baird Short-Term Municipal Bond Fund	25,121,911	22,059,723	Indefinitely	Indefinitely
Baird Strategic Municipal Bond Fund	8,988,227	4,314,983	Indefinitely	Indefinitely
Baird Quality Intermediate Municipal Bond Fund	11,352,420	29,489,441	Indefinitely	Indefinitely
Baird Core Intermediate Municipal Bond Fund	23,842,011	15,635,213	Indefinitely	Indefinitely
Baird Municipal Bond Fund	1,051,468	929,223	Indefinitely	Indefinitely

During the year ended December 31, 2022, the Funds did not utilize short-term or long-term capital loss carryover.

5.	Investment Advisory, Other Agreements and Related Party Transactions
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for each Fund as applied to the respective Fund’s average daily net assets.  Certain officers and employees of the Advisor are also officers of the Funds.

For Baird Ultra Short Bond Fund, the Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2024. The agreement may only be terminated prior to the end of this term by or with the consent of the Board.

For the year ended December 31, 2022, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Company on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$9,138,708

These fees are not subject to recoupment by the Advisor.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and other excluded expenses, such as borrowing costs and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for each Fund as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2022 for the Funds.

The Funds may use related party broker-dealers. For the year ended December 31, 2022 there were no brokerage commissions paid to broker-dealers affiliated with the Advisor. The Advisor or its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor. For the year ended December 31, 2022, the following Funds purchased the following amounts of such securities:

Fund	Purchases
Baird Aggregate Bond Fund	$69,850,000
Baird Core Plus Bond Fund	1,500,000
Baird Short-Term Municipal Bond Fund	18,030,000
Baird Strategic Municipal Bond Fund	2,500,000
Baird Quality Intermediate Municipal Bond Fund	8,030,000
Baird Core Intermediate Municipal Bond Fund	17,630,000

6.	Line of Credit
The Company maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the fifteen Funds comprising the Company a temporary liquidity source to meet unanticipated redemptions or other permissible borrowing needs. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $850,000,000 of total borrowings for the Funds comprising the Company, whichever is less. U.S. Bank charges annualized interest at the greater of 1.00% and the Prime Rate minus 2.00%. As of December 31, 2022, the Prime Rate was 7.50%. The LOC matures on May 22, 2023, unless renewed. The Company has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year ended December 31, 2022, the Baird Core Intermediate Municipal Bond Fund borrowed from the LOC as follows:

	Amount	Interest Charges	Borrowing
Fund	Borrowed	Accrued	Rate
Baird Core Intermediate Municipal Bond Fund	$131,622,000	$4,570*	1.25%

*  Interest charges for this borrowing were borne by the Advisor.

During the year ended December 31, 2022, the Baird Strategic Municipal Bond Fund incurred broker interest charges of $4 related to its trading of futures contracts.

No other borrowings occurred during the year ended December 31, 2022, nor were any other borrowings outstanding under the LOC as of December 31, 2022.

Notes to the Financial Statements
December 31, 2022

7.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class shares.

For the year ended December 31, 2022, the Funds’ Investor Class shares incurred fees pursuant to the Plan as follows:

Fund
Baird Ultra Short Bond Fund	$285,833
Baird Short-Term Bond Fund	585,407
Baird Intermediate Bond Fund	111,677
Baird Aggregate Bond Fund	1,881,997
Baird Core Plus Bond Fund	3,143,902
Baird Short-Term Municipal Bond Fund	218,054
Baird Strategic Municipal Bond Fund	21,047
Baird Quality Intermediate Municipal Bond Fund	127,907
Baird Core Intermediate Municipal Bond Fund	100,916
Baird Municipal Bond Fund	8,399

8.	Other Derivatives Information
As a principal investment strategy, the Baird Strategic Municipal Bond Fund may invest in U.S. Treasury futures contracts for duration and yield curve management or to manage market and interest rate risk. The Fund’s market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, the market value of futures contracts, the diversification effects among the Fund’s open positions and the liquidity of the markets in which it trades.

The Baird Strategic Municipal Bond Fund had no outstanding futures contracts at December 31, 2022.

Management has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect a Fund’s Statement of Assets and Liabilities and Statement of Operations. Since the derivatives may be held for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Statement of Operations. These contracts are not subject to a master netting agreement.

The following table presents the results of the derivatives trading and information related to volume for the year ended December 31, 2022 for the Baird Strategic Municipal Bond Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

	Gain (Loss) from Trading
	Net	Net Change
Fund and Type of Derivatives Instrument	Realized	in Unrealized
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts
Interest rate	$(759,591)	$—
Total U.S. Treasury futures contracts	$(759,591)	$—

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2022 were:

	Average Notional Amount
	Long Contracts	Short Contracts
Baird Strategic Municipal Bond Fund
U.S. Treasury futures contracts	$7,349,339	$—

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

9.	Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2022. There were no subsequent events since December 31, 2022, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes
Fund Name	Operations	in Net Assets	Financial Highlights
Baird Ultra Short Bond Fund	For the year ended	For the years ended	For the years ended December 31,
Baird Short-Term Bond Fund	December 31, 2022	December 31, 2022 and 2021	2022, 2021, 2020, 2019, and 2018
Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Core Plus Bond Fund
Baird Short-Term Municipal Bond Fund
Baird Quality Intermediate Municipal Bond Fund
Baird Core Intermediate Municipal Bond Fund
Baird Strategic Municipal Bond Fund	For the year ended	For the years ended	For the years ended December 31,
Baird Municipal Bond Fund	December 31, 2022	December 31, 2022 and 2021	2022, 2021, and 2020 and for the
period from November 15, 2019
(commencement of operations)
through December 31, 2019

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 27, 2023

Directors & Officers
As of December 31, 2022 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  80

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 58

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

David J. Lubar

Independent Director
Term of Office: Indefinite
Length of Time Served: Since November 2021
Age: 68

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years: President and CEO, Lubar & Co., Incorporated, a private investment firm, since 1983.

Number of Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Hallador Energy Company, since 2018.

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  52

c/o Generation Growth Capital, Inc.
111 East Kilbourn Avenue, Suite 2800
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  69

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Frederick P. Stratton, Jr.

Independent Director, Nominating Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  83

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Directors & Officers
As of December 31, 2022 (Unaudited)

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  66

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  69

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  50

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Managing Director, the Advisor, since January 2022; Director, the Advisor, (July 2014-December 2021).

Dustin J. Hutter

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  46

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Managing Director, the Advisor, since January 2020; Director, the Advisor (July 2014-December 2019).

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  59

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  59

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Managing Director, the Advisor, since January 2016.

Mandy L. Hess

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  52

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005-July 2019).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  48

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Managing Director, the Advisor, since January 2022; Director, the Advisor, (July 2014-December 2021).

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-442-2473, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), comprised of directors who are not “interested persons” of the Company within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 12, 2022 and August 25, 2022 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Company on behalf of the Baird Ultra Short Bond Fund, the Baird Short-Term Bond Fund, the Baird Intermediate Bond Fund, the Baird Aggregate Bond Fund, the Baird Core Plus Bond Fund, the Baird Short-Term Municipal Bond Fund, the Baird Strategic Municipal Bond Fund, the Baird Quality Intermediate Municipal Bond Fund, the Baird Core Intermediate Municipal Bond Fund, and the Baird Municipal Bond Fund (the “Bond Funds” or the “Funds”).

The Board, which is comprised solely of Independent Directors, approved the continuation of the investment advisory agreement for the Bond Funds through a process that concluded at the August 25, 2022 meeting.  In connection with the consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory agreement and the Funds’ fee schedules, the fee waiver agreement for the Baird Ultra Short Bond Fund, a memorandum provided by the Funds’ legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board by the Advisor, a copy of the Advisor’s Form ADV Part 1A and Form ADV brochures and brochure supplements, the organizational chart for Baird Advisors, financial information for the Advisor and its parent company, a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2022, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor, trading information and information related to payments to financial intermediaries.

The Board reviewed the Advisor’s 15(c) response with representatives of the Advisor at the August 12, 2022 special meeting.  The directors also took into account knowledge gained through their experience with the Advisor over time as well as information reviewed periodically throughout the year, including information about performance, asset flows and expenses; discussions with management about personnel, succession planning and services provided to the Funds and their shareholders; discussions with the Company’s Chief Compliance Officer about compliance matters; and discussions with the Funds’ portfolio managers. As part of their deliberations, the Independent Directors also met in executive session with the Funds’ legal counsel and without representatives of the Advisor present.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below. In deciding to approve the renewal of the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds. The Board noted the Advisor’s positive reputation, the Advisor’s long-term history of managing the Funds and the continuity and experience of the portfolio management teams employed to manage the Funds’ investments. The Board considered the depth and quality of the Advisor’s personnel who provide services to the Funds, including investment management, shareholder services, legal, compliance and accounting personnel, and noted that the Advisor has continued to provide high quality services to the Funds during the challenging market environment in 2021 and 2022. The Board also considered the Advisor’s addition of resources in support of the Funds, including investments in personnel, technology, trading and research.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds. The Board noted the effective operation of the Advisor’s risk management system and investment process during the COVID-19 pandemic and the elevated market risk environment in recent months and years. The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as providing key personnel to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, proxy voting, compliance services, performing shareholder servicing responsibilities, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, valuation support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.

The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2022 regarding the performance of each class of each Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered each Fund’s Lipper ranking for periods ending June 30, 2022 and, where applicable, the Fund’s Morningstar star rating.  The Board reviewed the composite investment performance of Baird Advisors with respect to accounts managed by the Advisor that are comparable to the Funds but did not consider it to be a material factor in the 15(c) process.

The Board noted that the Bond Funds have generated competitive and consistent long-term performance results. The Board noted that the Bond Funds generally underperformed the respective benchmark index for the one-year period, with the exception of the Municipal Bond Fund, and that the Funds’ performance was in line with the Advisor’s expectations given market conditions and interest rate volatility. The Board noted that the returns of the Institutional Class of each Fund, other than the Baird Quality Intermediate Municipal Bond Fund, have exceeded the benchmark index over the applicable three-year, five-year, ten-year and since-inception periods, the Funds also generally exceeded the Lipper peer group average over those periods, and each Fund other than the Baird Quality Intermediate Municipal Bond Fund ranked in the top quartile of the respective Lipper category for the since-inception period. With respect to the underperformance of the Baird Quality Intermediate Municipal Bond Fund, the Board took note of the Advisor’s commentary regarding the Fund’s high-quality bias and the recent outperformance of lower quality issues in the market compared to high-quality issues, which has impacted the Fund’s relative returns. The Board also considered the Advisor’s commentary regarding the recent underperformance of the Baird Intermediate Bond Fund, the Baird Short-Term Municipal Bond Fund and the Baird Strategic Municipal Bond Fund.

The Board also considered the Advisor’s quarterly portfolio commentaries and discussions regarding the Funds’ performance and the investment strategies the Advisor employs for each Fund. The Board concluded that each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Advisory Fees and Expenses
The Board reviewed the fee and expense information for each of the Bond Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to industry data for all funds in the same Morningstar category (excluding ETFs and index funds). The Board noted that each Fund’s advisory fee (after waivers, in the case of the Baird Ultra Short Bond Fund) is significantly lower than the average and median advisory fee for the Morningstar category. The net expense ratio for each Fund’s Institutional Class is also significantly lower than the Morningstar category average and median. With respect to the Baird Ultra Short Bond Fund, the Board considered the Advisor’s contractual agreement to waive management fees in an amount equal to an annual rate of 0.15% until April 30, 2023. In addition, the Board considered that under the Administration Agreement, each of the Bond Funds pays administrative fees to the Advisor at an annual rate of 0.05% of each Fund’s average daily net assets, and the Advisor is responsible for paying almost all other expenses of each Fund, excluding management fees, Rule 12b-1 fees and specified excluded expenses, which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

The Board also considered investment management fees charged by the Advisor to other investment accounts managed in similar strategies, including separately managed accounts, subadvised funds and a collective investment trust, but did not consider these comparisons to be a material factor given the Advisor’s greater level of responsibilities and additional services provided with respect to the Funds, as well as the more extensive regulatory requirements and risks associated with managing the Funds.

The Board concluded that the management fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability
The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services and administration services to the Funds and a profitability analysis with respect to each Fund. The Board considered that the Advisor’s profitability information does not reflect costs incurred for various internal support services and systems to the Funds such as IT, compliance, risk, human resources, legal and finance. The Board reviewed the financial condition of the Advisor and its parent company and determined it to be sound. The Board concluded that the Advisor’s current level of profitability for each Fund, where applicable, was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board considered the extent to which economies of scale might be realized as each Fund grows and to the extent which each Fund’s advisory fee reflects those economies of scale for the benefit of Fund investors.

The Board considered that the Bond Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size. The Board agreed with management’s view that each Fund shares in economies of scale through the low advisory fee, which was designed to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds and noted that this pricing structure has been in place since the inception of each Fund. In addition, the Board noted that the Advisor bears almost all of the Funds’ expenses other than management, Rule 12b-1 and administration fees. The Board also considered investments made by the Advisor in resources that benefit the Funds. The directors concluded that the current fee structure of each Fund was reasonable and provides for a sharing of any economies of scale with the Funds’ investors.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). Those benefits include fees received by the Advisor under the administration agreement with the Funds and Rule 12b-1 fees received by the Distributor and its representatives. The Board noted that the Advisor’s asset management and other institutional businesses may experience indirect benefits from the Advisor’s association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the directors, all of whom are Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.  The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-442-2473 or by accessing the Funds’ website at www.bairdfunds.com.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird Strategic Municipal Bond Fund	12.24%
Baird Core Intermediate Municipal Bond Fund	1.69%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing this notice?	Baird Funds, Inc.

What we do
How does Baird Funds, Inc.	To protect your personal information from unauthorized access and use, we use security measures that comply with
protect my personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does Baird Funds, Inc.	We collect your personal information, for example, when you
collect my personal information?	• open an account or give us your contact information
• make a wire transfer or provide account information
• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-442-2473

Board of Directors
John W. Feldt
Darren R. Jackson
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Annual Report –
Baird Funds
December 31, 2022

Baird Mid Cap Growth Fund
Baird Small/Mid Cap Growth Fund
Baird Equity Opportunity Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund

Go Green.	Go Paperless.
Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
Baird Mid Cap Growth Fund	2
Baird Small/Mid Cap Growth Fund	7
Baird Equity Opportunity Fund	12
Chautauqua International Growth Fund	17
Chautauqua Global Growth Fund	23
Additional Information on Fund Expenses	29
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	34
Financial Highlights	37
Notes to the Financial Statements	47
Report of Independent Registered Public Accounting Firm	56
Directors and Officers	57
Disclosure Regarding Approval of Investment Advisory Agreement for Baird Equity Funds	59
Additional Information	61
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks: In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect. These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 27, 2023

Dear Shareholder,

There is no way to sugar coat it. 2022 proved to be an historically difficult environment for equity investors as interest rates rose sharply in response to rising inflation and the US Federal Reserve’s policy actions to combat that inflation, which compressed multiples. While it certainly was a challenging year, we focused on finding companies with strong fundamentals and were able to take advantage of attractive opportunities the volatile environment presented.

While the 2022 financial markets challenged returns, we are pleased with the consistency of our work and the performance of the Baird Equity Funds relative to peers and their respective benchmarks. As we look back on the year, we are reminded of the power of our focus on high-quality business fundamentals that produced these results for our Fund investors.  The volatile and down year reinforced our view that our bottom-up investment approach remains a prudent path.

We are mindful that we continue to operate in an elevated risk environment and are committed to judicious management of your assets. Our team has never been stronger, and we continue to play offense by focusing every day on serving our investors, including ongoing investments in our people, processes and the technology they utilize to deliver results and provide service to you.

While the challenging equity markets reduced the Baird Equity Funds’ AUM at year end to $2.9 billion, we are pleased with our investors’ continued use of our strategies to meet their equity needs. As we look ahead, it is our expectation that 2023 will continue to see market volatility as the Fed contemplates a new rate trajectory and as the broader economy adjusts to the already substantial rate increases in the past year. We will work diligently during 2023 to look for opportunities from fundamentally sound businesses.

We are honored to serve as your equity manager and we never lose sight of the fact that our success rests on the trust you have placed in us to be effective stewards of your assets. We are truly grateful for our relationship with you and are committed to delivering competitive performance, exceptional client service and timely and transparent communication to you.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird Mid Cap Growth Fund
December 31, 2022 (Unaudited)

Portfolio Managers’ Commentary

For the year ended December 31, 2022, the Baird Mid Cap Growth Fund Institutional Class posted a total return of -27.64% as compared to -26.72% for the Russell Midcap® Growth Index, the Fund’s benchmark index.

After three strong absolute return years, the Fund experienced a meaningful decline in 2022, closely tracking the drop in the benchmark index. The Federal Reserve’s effort to fight high inflation led to a series of interest rate increases not experienced in decades when considering the combination of their magnitude and speed. The significant policy tightening, while likely to temper inflation, also pushed the risk of recession higher and acted as a weight on the broad equity market.

Fund characteristics remained very similar to prior years with overall Fund portfolio holdings possessing a higher level of profitability, stronger revenue growth, and lower balance sheet leverage compared to its benchmark index. In our view, these key fundamental indicators reflect measures of quality, and the Fund’s investment mix has tended to earn a higher relative valuation level as measured by price-to-earnings. From a factor standpoint, price-earnings was a strong indicator of performance in 2022; stocks with higher valuations generally declined more than those with lower valuations. The performance difference likely reflected the toll of rising interest rates and an element of reversion to the mean after several strong years of performance for stocks in the higher growth, higher valuation category.

The negative valuation impact was offset in part by significant price declines among unprofitable companies included in the benchmark, which the Fund does not hold. Ever since inflation surged and the Fed’s interest rate response became the market’s focal point in the second half of 2021, the negative impact on unprofitable companies has been notable, and a tailwind to the Fund’s relative performance. This dynamic was most apparent in the technology sector, and particularly within the sizable software industry group, where owning profitable companies and avoiding those reporting losses led to strong outperformance. While some unprofitable companies will mature and adjust, economic cycles tend to have their relative winners and losers, and unprofitable companies may find themselves parked in the latter category should interest rates remain elevated compared to recent years. Either way, we will hold to profitability as a key tenet of what constitutes a quality company for the Fund.

On the negative side of the performance ledger was the relative drag from the energy sector. The sharp price advance in many energy companies hurt performance as the Fund carried less exposure to the sector than the benchmark index. In a year of meaningful price declines across the broad equity market, the positive overall return for the energy sector stood out at 40.2%. Higher oil and natural gas prices and a lower valuation starting point for many companies in the sector proved a favorable combination for performance. The benchmark’s energy weight rose in the past year, in part due to annual benchmark adjustments and in part due to stronger stock performance. We added two energy sector holdings to the Fund’s portfolio, one participating in the solar power industry and the other a traditional energy exploration & production company, recognizing the growing size of the sector as well as improved fundamental trends.

The Fund’s industrial sector holdings also detracted from performance. In this case, it was not an issue of sector weight, but stock-picking misses that hurt results. Three holdings declined much more than the benchmark and accounted for a bulk of sector underperformance. In one, we misjudged the durability of capital spending for a company producing digital textile printing machines and decided to sell out of the position. The two other companies, one a composite decking manufacturer and the other a producer of home standby generators and related systems, struggled to balance capacity with demand that accelerated during the initial years of the pandemic. While there were execution missteps by each management team, we believe the companies face good secular demand for their products. We expect the performance downturns for these two companies to reverse in 2023, but the performance pain in 2022 was acute. We typically view holdings in the materials sector as an extension of the industrial sector as we favor companies tied to manufacturing rather than more commodity-related activities. The two Fund holdings in the materials sector helped offset a portion of the performance sting from industrials.

The Fund’s consumer holdings delivered strong outperformance compared to the benchmark index. Within the consumer discretionary sector, traditional retail holdings have been a source of strength in recent years and that continued in 2022. In the consumer staples sector, good stock picking made a positive contribution to the Fund’s relative performance.

The valuation compression described above and demand moderation experienced by a few of the Fund’s holdings in the healthcare sector hurt performance and kept the sector from acting as defensively as we would have expected in a down market. Two holdings that assist in drug and biologic development and manufacturing processes faced concern over slower spending in part due to lower COVID-19 related activity. Consumer behavior changes negatively impacted the Fund’s holding in a dental product provider, which struggled with lower procedure counts. However, we continue to believe that we can assemble a strong mix of high-quality growth companies in this sector given the favorable trends in long-term spending and innovation.

Two sectors, telecommunications and real estate, had a single holding during the year, owing to their small benchmark weights. The Fund’s holdings in both sectors outperformed, with the Fund’s telecommunications sector holding benefitting from high product demand for the network switching business. In the real estate sector, the Fund’s holding of a data provider to the apartment and commercial real estate markets held in well as demand for the company’s services and market information remained stable and tends to be counter cyclical. A shortfall in relative performance from the financial sector offset a portion of the telecommunication and real estate strength. The Fund held more weight in banks and less in insurance compared to the benchmark index, with that mix detracting from performance as economic risks built during the year.

The Fund does not use its cash position tactically; however, with the market moving sharply lower, even cash held to accommodate additions to individual holdings or new investment ideas provided help to relative performance.

In the upcoming year, companies will likely find it challenging to gauge the lagged effect of Federal Reserve action on demand for their respective products and to hold profit margins steady as they deal with inflation’s impact on their cost structures. Whether it all adds up to a recession this year, or next, or not at all, time will tell. Amid the uncertainty, we believe it is important to remain sensible about market risk but open to new investment opportunities. The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing attractive long-term returns for the Fund compared to its benchmark index.

We appreciate your support.

Portfolio Managers:

Charles F. Severson, CFA
Kenneth M. Hemauer, CFA

Baird Mid Cap Growth Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

A December 31, 2022 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Insulet Corp.	2.6%
Keysight Technologies, Inc.	2.5%
Synopsys, Inc.	2.4%
HEICO Corp.	2.4%
Cadence Design System, Inc.	2.3%
IDEX Corp.	2.3%
O’Reilly Automotive, Inc.	2.3%
Copart, Inc.	2.3%
CDW Corp.	2.3%
DexCom, Inc.	2.2%

Net Assets:	$1,916,406,981
Portfolio Turnover Rate:	26%
Number of Equity Holdings:	54

Annualized Portfolio Expense Ratio(3):
Institutional Class:	0.80%
Investor Class:	1.05%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund’s total net assets as of December 31, 2022.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2022, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2024.

(4)	Includes 0.25% 12b-1 fee.

Baird Mid Cap Growth Fund(1)
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(2)
Institutional Class Shares	-27.64%	9.89%	11.16%	7.92%
Investor Class Shares	-27.82%	9.60%	10.88%	7.66%
Russell Midcap® Growth Index(3)	-26.72%	7.64%	11.41%	7.14%

(1)	Effective April 30, 2022, the Fund changed its name from the Baird MidCap Fund to the Baird Mid Cap Growth Fund.
(2)	For the period from December 29, 2000 (inception date) through December 31, 2022.
(3)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. The Fund may invest up to 15% of its total assets in equity securities (consisting of common stock, ordinary shares and ADRs) of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies. Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices.  The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Mid Cap Growth Fund
Schedule of Investments, December 31, 2022

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
HEICO Corp.	297,068	$45,641,528	2.4%
Banks
Pinnacle Financial Partners, Inc.	506,650	37,188,110	1.9%
Beverages
Boston Beer Co., Inc.(1)	89,551	29,508,846	1.5%
Building Products
Advanced Drainage Systems, Inc.	342,106	28,042,429	1.5%
Trex Co., Inc.(1)	491,596	20,809,258	1.1%
		48,851,687	2.6%
Capital Markets
MSCI, Inc.	89,953	41,843,437	2.2%
Commercial Services & Supplies
Copart, Inc.(1)	730,855	44,501,761	2.3%
Communications Equipment
Arista Networks, Inc.(1)	333,530	40,473,865	2.1%
Distributors
Pool Corp.	135,608	40,998,367	2.1%
Electrical Equipment
Generac Holdings, Inc.(1)	184,287	18,550,329	1.0%
Electronic Equipment,
Instruments & Components
CDW Corp.	244,071	43,586,199	2.3%
Keysight Technologies, Inc.(1)	275,968	47,209,846	2.5%
		90,796,045	4.8%
Food Products
Lamb Weston Holdings, Inc.	351,731	31,430,682	1.6%
Health Care Equipment & Supplies
Align Technology, Inc.(1)	132,832	28,014,269	1.5%
DexCom, Inc.(1)	379,556	42,980,921	2.2%
IDEXX Laboratories, Inc.(1)	101,182	41,278,209	2.2%
Insulet Corp.(1)	168,369	49,566,150	2.6%
ResMed, Inc.	174,354	36,288,298	1.9%
		198,127,847	10.4%
Health Care Technology
Doximity, Inc.(1)	882,134	29,604,417	1.5%
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc.(1)	21,594	29,961,459	1.6%
Household Durables
DR Horton, Inc.	354,569	31,606,281	1.6%
Insurance
Kinsale Capital Group, Inc.	92,421	24,169,940	1.3%
IT Services
Broadridge Financial Solutions, Inc.	298,548	40,044,243	2.1%
EPAM Systems, Inc.(1)	123,578	40,501,454	2.1%
Euronet Worldwide, Inc.(1)	327,904	30,947,579	1.6%
Globant SA(1)	212,297	35,699,864	1.9%
Jack Henry & Associates, Inc.	209,027	36,696,780	1.9%
		183,889,920	9.6%
Life Sciences Tools & Services
ICON PLC(1)	211,063	40,998,988	2.1%
Repligen Corp.(1)	191,876	32,486,525	1.7%
		73,485,513	3.8%
Machinery
Graco, Inc.	482,157	32,429,880	1.7%
IDEX Corp.	195,639	44,670,253	2.3%
Ingersoll Rand, Inc.	750,165	39,196,121	2.0%
RBC Bearings, Inc.(1)	161,521	33,814,421	1.8%
		150,110,675	7.8%
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.	252,041	34,474,168	1.8%
Pharmaceuticals
Catalent, Inc.(1)	468,583	21,090,921	1.1%
Professional Services
CoStar Group, Inc.(1)	467,164	36,102,434	1.9%
Road & Rail
J.B. Hunt Transport Services, Inc.	125,984	21,966,570	1.1%
Semiconductors &
Semiconductor Equipment
Lattice Semiconductor Corp.(1)	423,521	27,478,042	1.4%
Monolithic Power Systems, Inc.	88,349	31,241,090	1.6%
SolarEdge Technologies, Inc.(1)	93,100	26,372,437	1.4%
		85,091,569	4.4%
Software
ANSYS, Inc.(1)	124,997	30,198,025	1.6%
Cadence Design System, Inc.(1)	280,163	45,005,384	2.3%
NCR Corp.(1)	690,012	16,153,181	0.8%
Paycom Software, Inc.(1)	102,354	31,761,470	1.7%
PTC, Inc.(1)	218,096	26,180,244	1.4%
Synopsys, Inc.(1)	143,259	45,741,166	2.4%
Tyler Technologies, Inc.(1)	106,056	34,193,515	1.8%
		229,232,985	12.0%
Specialty Retail
Five Below, Inc.(1)	208,965	36,959,640	1.9%
Floor & Decor Holdings, Inc.(1)	434,342	30,243,233	1.6%
O’Reilly Automotive, Inc.(1)	52,812	44,574,912	2.3%
Tractor Supply Co.	179,043	40,279,304	2.1%
Williams-Sonoma, Inc.	230,806	26,524,226	1.4%
		178,581,315	9.3%
Trading Companies & Distributors
Fastenal Co.	669,343	31,673,311	1.7%
Watsco, Inc.	107,722	26,865,867	1.4%
		58,539,178	3.1%
Total Common Stocks
(Cost $1,428,196,664)		1,855,819,849	96.8%

The accompanying notes are an integral part of these financial statements.

Baird Mid Cap Growth Fund
Schedule of Investments, December 31, 2022

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(2)	70,441,185	$70,441,185	3.7%
Total Short-Term Investment
(Cost $70,441,185)		70,441,185	3.7%
Total Investments
(Cost $1,498,637,849)		1,926,261,034	100.5%
Liabilities in Excess of Other Assets		(9,854,053)	(0.5)%
TOTAL NET ASSETS		$1,916,406,981	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Seven-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$1,855,819,849	$—	$—	$1,855,819,849
Total Equity	1,855,819,849	—	—	1,855,819,849
Short-Term Investment
Money Market Mutual Fund	70,441,185	—	—	70,441,185
Total Short-Term Investment	70,441,185	—	—	70,441,185
Total Investments*	$1,926,261,034	$—	$—	$1,926,261,034

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
December 31, 2022 (Unaudited)

Portfolio Manager's Commentary

For the year ended December 31, 2022, the Baird Small/Mid Cap Growth Fund Institutional Class posted a total return of -27.14% as compared to -26.21% for the Russell 2500® Growth Index, the Fund’s benchmark index.

After three strong absolute return years, the Fund experienced a meaningful decline in 2022, closely tracking the drop in the benchmark index. The Federal Reserve’s effort to fight high inflation led to a series of interest rate increases not experienced in decades when considering the combination of their magnitude and speed. The significant policy tightening, while likely to temper inflation, also pushed the risk of recession higher and acted as a weight on the broad equity market.

Fund characteristics remained very similar to prior years with overall Fund portfolio holdings possessing a higher level of profitability, stronger revenue growth, and lower balance sheet leverage compared to the Fund’s benchmark index. In our view, these key fundamental indicators reflect measures of quality, and the Fund’s investment mix has tended to earn a higher relative valuation level as measured by price-to-earnings. From a factor standpoint, price-earnings was a strong indicator of performance in 2022; stocks with higher valuations generally declined more than those with lower valuations. The performance difference likely reflected the toll of rising interest rates and an element of reversion to the mean after several strong years of performance for stocks in the higher growth, higher valuation category.

The healthcare sector delivered the Fund’s strongest relative returns, mostly due to positive fundamental performance from several holdings.  Medical technology continues to be an area of focus for the Fund, as companies may exceed their financial targets, regardless of the macroeconomic environment.  We found this to be the case for three Fund holdings in 2022, one focused on diabetes pump technology, one focused on technology to treat calcified arteries, and another focused on an implant to treat sleep apnea.  We also saw positive returns in two of the Fund’s therapeutics holdings, and a home health services provider holding, which was acquired early in the year.  Offsetting those gains was the Fund’s position in a contract drug manufacturer, which saw a slowdown in growth from lower-than-expected COVID-19 vaccine manufacturing in 2022.  Finally, another setback was from a manufacturer of medical monitoring equipment, which announced a surprise acquisition that reduced its profit margins.  We did not share management’s enthusiasm for the transaction so we exited the Fund’s position in the company.

The Fund also generated positive relative performance from the consumer staples sector, although the Fund’s and the benchmark’s weight is relatively small at roughly 3%.  After disappointing performance in 2021, the Fund’s long-time holding focused on potato processing generated favorable returns as improved cost controls and favorable pricing dynamics drove significant operating margin improvement that led to positive growth in earnings.  Throughout the year we added two new companies to the Fund’s holdings in this sector, but the impact on the Fund’s performance for the year was negligible.

Although the Fund remains underweight the energy sector (which has been increasing in weight in the Fund’s benchmark the last several years), successful stock picking drove slightly positive relative returns for the year.  We exited two Fund positions in the middle of the year as their market capitalizations became too big for the Fund’s small/mid cap-focused portfolio.  They were replaced with smaller companies in similar industries, as we didn’t want the Fund’s energy sector weight to be too low.  The Fund remains invested in both traditional oil exploration companies, as well as businesses providing solar products and technologies.

Two small sectors, basic materials and telecommunications, both added positive attribution for the full year, despite the Fund holding only one stock in each sector.  The Fund’s lone materials position is levered to improved airplane manufacturing, which began to increase throughout the calendar year.  Within telecommunications, the Fund’s only holding, which provides communication technologies within healthcare facilities, was acquired at a premium valuation early in the year.

Despite the many positive developments across several holdings mentioned above, the Fund had negative attribution in technology, industrials, and consumer discretionary sectors that more than offset those gains, leading to annual performance slightly below benchmark returns for the calendar year.  Broadly speaking, this was due to stock weakness from the raising interest rate environment that affected faster-growing, higher-multiple stocks, as well as companies that benefited from strong housing market trends in prior years.  Although we reduced the Fund’s weight in these areas by trimming position sizes or selling stocks outright, these adjustments were executed later in the year after stock declines had already begun.

The technology sector detracted from annual Fund performance due to disappointing stock performance from high growth software stocks that were strong performers for the Fund in prior years.  The Fund also experienced negative performance from select IT services companies due to investor worries over future spending should the economy face a recession.  Although the Fund invests in some unprofitable companies that we believe are good investments for the Fund, the Fund’s exposure to such companies is capped at 10% of the Fund’s assets (at the time of investment).  We further reduced the Fund’s exposure to unprofitable companies throughout the year, and at year end the exposure was less than 3%.  Despite the macro environment that pressured valuation multiples, the Fund had three software stocks that declined significantly less than the benchmark and drove positive relative performance.  The Fund also had strong positive relative performance from its two semiconductor holdings.

On an absolute basis, the industrials sector declined less than the broader market, but unfortunately, our stock picking detracted from the Fund’s relative performance.  Three stocks in particular drove the majority of the weakness.  We exited the position of the Fund’s composite decking company, which saw a slowdown in demand after several years of outsized growth due to industry tailwinds from the COVID-19 pandemic.  We also sold the Fund’s position in a home stand-by generator business as the magnitude of the slowdown in its business was worse than we thought.  The Fund also experienced negative returns late in the year when one of its oil and gas equipment providers decided to add debt to the balance sheet and make an acquisition that was negatively perceived by the market.  Although sector performance on a relative basis was negative for the year, there were several holdings that executed well in the face of the challenging macroeconomic environment.  Holdings that performed much better than the benchmark in 2022 included a variety of industries, such as: mobile storage containers, lawncare and snow removal equipment, engineering and construction, and mobile payment technology.

In short, consumer discretionary was negatively affected by companies with exposure to the housing market.  After several years of strong industry tailwinds from low interest rates and “stay-at-home” trends due to COVID-19, those situations reversed in 2022, leading to slower growth and lower returns than we expected.  In particular, this affected two long-term Fund holdings focused on pool supply and landscaping materials distribution.  This environment also caused weakness for the Fund’s lone homebuilder stock, as well as a home renovation retailer.  Gains in the consumer discretionary sector came from the Fund’s position in a leading footwear manufacturer, as well as a retailer focused on smaller price point items.  Finally, the Fund’s position in an auto salvage auction company was acquired, although the transaction was funded partially by stock from the acquirer that limited the upside in the transaction value, as the acquirer’s stock declined after announcing the acquisition.

The Fund’s relative annual performance was negative in two other smaller sectors – financials and real estate.  Given macroeconomic worries driving increasing interest rates, the Fund’s bank holding detracted from performance, as did the Fund’s self-storage REIT holding.  We decided to maintain the Fund’s position in the self-storage business, but exited the Fund’s position in its lone regional bank holding.

The Fund does not use its cash position tactically; however, with the market moving sharply lower even cash held to accommodate additions to individual holdings or new investment ideas provided help to relative performance.

In the upcoming year, companies will likely find it challenging to gauge the lagged effect of Federal Reserve action on demand for their respective products and to hold profit margins steady as they deal with inflation’s impact on their cost structures. Whether it all adds up to a recession this year, or next, or not at all, time will tell. Amid the uncertainty we believe it is important to remain sensible about market risk but open to new investment opportunities. The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing attractive long-term returns for the Fund compared to its benchmark index.

We appreciate your support.

Portfolio Manager:

Jonathan Good

Baird Small/Mid Cap Growth Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

A December 31, 2022 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

WillScot Mobile Mini Holdings Corp.	3.3%
Pool Corp.	2.8%
Deckers Outdoor Corp.	2.7%
Halozyme Therapeutics, Inc.	2.6%
IDEX Corp.	2.6%
Five Below, Inc.	2.6%
PTC, Inc.	2.6%
Bio-Techne Corp.	2.4%
Watsco, Inc.	2.2%
Jack Henry & Associates, Inc.	2.2%

Net Assets:	$147,863,741
Portfolio Turnover Rate:	39%
Number of Equity Holdings:	55

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.00%
Investor Class:	1.25%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2022.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2022, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2024.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Growth Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 10/31/18, assuming	Growth of a hypothetical investment of $10,000 made on 10/31/18, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2022	Year	Years	Inception(1)
Institutional Class Shares	-27.14%	7.64%	10.73%
Investor Class Shares	-27.29%	7.31%	10.39%
Russell 2500® Growth Index(2)	-26.21%	2.88%	6.73%

(1)	For the period from October 31, 2018 (inception date) through December 31, 2022.
(2)
The Russell 2500® Growth Index measures the performance of the Small-to-Mid Cap Growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. The Fund may invest up to 15% of its total assets in equity securities (consisting of common stock, ordinary shares and ADRs) of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies. Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices.  The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2022

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
BWX Technologies, Inc.	52,265	$3,035,551	2.1%
HEICO Corp.	19,078	2,931,144	2.0%
		5,966,695	4.1%
Beverages
Boston Beer Co., Inc.(1)	6,546	2,157,038	1.5%
Vita Coco Co., Inc.(1)	129,874	1,794,859	1.2%
		3,951,897	2.7%
Biotechnology
Halozyme Therapeutics, Inc.(1)	68,791	3,914,208	2.6%
Building Products
Advanced Drainage Systems, Inc.	26,792	2,196,140	1.5%
Capital Markets
Focus Financial Partners, Inc.(1)	64,838	2,416,512	1.6%
Commercial Services & Supplies
IAA, Inc.(1)	53,053	2,122,120	1.4%
Construction & Engineering
MasTec, Inc.(1)	24,796	2,115,843	1.4%
WillScot Mobile Mini Holdings Corp.(1)	106,573	4,813,903	3.3%
		6,929,746	4.7%
Distributors
Pool Corp.	13,787	4,168,224	2.8%
Electronic Equipment,
Instruments & Components
Littelfuse, Inc.	11,685	2,573,037	1.7%
Energy Equipment & Services
ChampionX Corp.	106,457	3,086,188	2.1%
Equity Real Estate
Investment Trusts (REITs)
National Storage Affiliates Trust	61,170	2,209,460	1.5%
Food Products
Lamb Weston Holdings, Inc.	34,045	3,042,261	2.1%
Health Care Equipment & Supplies
CONMED Corp.	26,483	2,347,453	1.6%
Inspire Medical Systems, Inc.(1)	12,222	3,078,477	2.1%
Insulet Corp.(1)	10,897	3,207,969	2.2%
iRhythm Technologies, Inc.(1)	16,690	1,563,352	1.0%
Shockwave Medical, Inc.(1)	10,091	2,074,811	1.4%
		12,272,062	8.3%
Health Care Technology
Doximity, Inc.(1)	48,922	1,641,822	1.1%
Insurance
Kinsale Capital Group, Inc.	9,746	2,548,774	1.7%
IT Services
Endava PLC – ADR(1)(2)	21,116	1,615,374	1.1%
Globant SA(1)	13,100	2,202,896	1.5%
Jack Henry & Associates, Inc.	18,471	3,242,769	2.2%
Shift4 Payments, Inc.(1)	45,608	2,550,855	1.7%
WNS Holdings Ltd. – ADR(1)(2)	40,089	3,206,719	2.2%
		12,818,613	8.7%
Life Sciences Tools & Services
Bio-Techne Corp.	42,726	3,541,130	2.4%
ICON PLC(1)	16,006	3,109,166	2.1%
Repligen Corp.(1)	18,518	3,135,283	2.1%
		9,785,579	6.6%
Machinery
Chart Industries, Inc.(1)	11,095	1,278,477	0.9%
IDEX Corp.	17,034	3,889,373	2.6%
Kadant, Inc.	13,782	2,448,097	1.7%
Oshkosh Truck Corporation	28,737	2,534,316	1.7%
RBC Bearings, Inc.(1)	14,274	2,988,262	2.0%
Toro Co.	27,884	3,156,469	2.1%
		16,294,994	11.0%
Media
TechTarget, Inc.(1)	24,001	1,057,484	0.7%
Oil, Gas & Consumable Fuels
Matador Resources Co.	49,987	2,861,256	1.9%
Pharmaceuticals
Catalent, Inc.(1)	31,589	1,421,821	1.0%
Jazz Pharmaceuticals PLC(1)	18,535	2,952,810	2.0%
Revance Therapeutics, Inc.(1)	55,973	1,033,262	0.7%
		5,407,893	3.7%
Road & Rail
Knight-Swift Transportation Holdings, Inc.	37,403	1,960,291	1.3%
Semiconductors &
Semiconductor Equipment
Lattice Semiconductor Corp.(1)	47,097	3,055,654	2.1%
Monolithic Power Systems, Inc.	3,276	1,158,426	0.8%
SolarEdge Technologies, Inc.(1)	6,190	1,753,441	1.2%
		5,967,521	4.1%
Software
Descartes Systems Group, Inc.(1)(2)	44,002	3,064,739	2.1%
Paycor HCM, Inc.(1)	80,266	1,964,109	1.3%
Paylocity Holding Corp.(1)	10,651	2,069,063	1.4%
PTC, Inc.(1)	31,869	3,825,556	2.6%
Tyler Technologies, Inc.(1)	3,942	1,270,940	0.9%
		12,194,407	8.3%
Specialty Retail
Five Below, Inc.(1)	21,659	3,830,826	2.6%
Floor & Decor Holdings, Inc.(1)	34,150	2,377,865	1.6%
Williams-Sonoma, Inc.	16,040	1,843,317	1.2%
		8,052,008	5.4%
Textiles, Apparel & Luxury Goods
Deckers Outdoor Corp.(1)	10,138	4,046,684	2.7%
Trading Companies & Distributors
Watsco, Inc.	13,063	3,257,912	2.2%
Total Common Stocks
(Cost $145,017,861)		142,743,788	96.5%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2022

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(3)	4,973,936	$4,973,936	3.4%
Total Short-Term Investment
(Cost $4,973,936)		4,973,936	3.4%
Total Investments
(Cost $149,991,797)		147,717,724	99.9%
Other Assets in Excess of Liabilities		146,017	0.1%
TOTAL NET ASSETS		$147,863,741	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$142,743,788	$—	$—	$142,743,788
Total Equity	142,743,788	—	—	142,743,788
Short-Term Investment
Money Market Mutual Fund	4,973,936	—	—	4,973,936
Total Short-Term Investment	4,973,936	—	—	4,973,936
Total Investments*	$147,717,724	$—	$—	$147,717,724

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Equity Opportunity Fund
December 31, 2022 (Unaudited)

Portfolio Manager's Commentary

Equities sank in 2022 as persistent inflation forced interest rates higher and valuations lower.  The Russell 2000 Index declined 20.44%, the largest annual retrenchment in over a decade.  The Institutional Class shares of the Baird Equity Opportunity Fund fell 11.56% on a net basis, a solid result that outperformed the Index by 888 basis points.

Market action in 2022 was dominated by the reversal of the Federal Reserve’s long-held commitment to ultra-loose monetary policy in an effort to quell the highest inflation in four decades.  The Fed aggressively hiked interest rates and accelerated monthly reductions in the size of its balance sheet (so-called quantitative tightening (QT)), tightening financial conditions and setting off various knock-on effects that negatively impacted markets.  Valuations retrenched, particularly among the fastest growing and least profitable companies.  It is perhaps little surprise that the technology sector declined most during the year, and growth stocks underperformed value stocks by a wide margin.  Selling was at times indiscriminate, with declines in small and large issues, growth stocks and value, and across all sectors other than energy which, ironically, was the sole “green” sector.

The Fund’s performance was buffeted by our detailed, flexible, and opportunistic investment process, which intensely focuses on stocks we think feature highly favorable risk-reward profiles.  Perhaps more importantly, our team’s discipline and experience paid off handsomely.  Having collectively managed through similarly exuberant times during our careers, we generally avoided large mistakes such as investing in “growth at any price” and “FOMO” (fear of missing out) situations, as we have personally witnessed how badly these episodes typically end.

A prominent example of how our disciplined focus on risk-reward delivered outperformance lies in the Fund’s investments in software, a sector that experienced notable weakness in 2022 with the average stock falling roughly 40% for the year.  The Fund owned two prominent software positions, Blackbaud (BLKB) and Dropbox (DBX), both more-established, slower-growing, highly-profitable and, we believe, reasonably-valued names – the kind of companies that most tech investors eschewed in favor of faster- growing (and unprofitable) companies that led the significant sector declines.  While Blackbaud and Dropbox were not unscathed – BLKB declined roughly 25% and DBX pulled back less than 10% - the more modest losses relative to the broader software sector helped sustain the Fund’s relative outperformance.

We often describe our Fund holdings as “idiosyncratic”, which the dictionary defines as “peculiar or individual.”  Our definition centers on whether the Fund holding “has a company-specific thesis” or “beats to its own drum.”  Either way, to the extent it smacks of marketing-speak, it’s notable that the Fund had several positions that were up considerably during the year, unusual in an equity market down over 20%.  Clearly, these names were in fact peculiar and did beat to their own drum.  Card processor EVO Payments (EVOP), irrigation equipment manufacturer Valmont Industries (VMI), mobile video-game maker Zynga (ZNGA) and energy services provider Oceaneering (OII) all delivered gains during 2022.

EVO Payments rose significantly on news of Global Payments’ announced acquisition over the summer.  While many “fintech” investors ignored the steady, high-quality nature of the company in favor of flavor-of-the-day businesses such as crypto exchanges and money-losing “buy now, pay later” names, in the end, EVOP’s value was proven and recognized by the market.  We are grateful that the EVO management team and Board of Directors negotiated a favorable cash deal for shareholders, and we exited the Fund’s position before year end.  Valmont delivered consistently strong results, supported by momentum in its irrigation equipment segment, which in turn was driven by rising crop prices globally.  Zynga was acquired early in the year by Take-Two Interactive (TTWO), though the effective premium turned out to be a relatively modest one as TTWO’s stock price declined after the announcement.

Our biggest detractors for the year were Clarus Corp. (CLAR) and Infinera (INFN).  After years of strong stock price performance, Clarus declined significantly in 2022.  Fundamentals were only partly to blame, as Clarus saw growth stall in the back half of the year as several of its larger retail customers sought to right-size existing inventory, impacting new order growth and product replenishment.  To add insult to injury, a top holder of the stock was forced to liquidate its portfolio, placing a several million-share position for sale, negatively impacting the stock price from sheer supply increase while also inviting a spike in short-seller interest, which had an additional negative impact on the stock.  We increased the Fund’s position on weakness, as we believe fundamentals will recover, technical impacts should soon abate, and the valuation is compelling.

Similarly, Infinera fell for both fundamental and technical reasons.  While results were solid during the year, supply chain headwinds continued to restrain revenue and profit growth during the company’s all-important new optical product cycle.  An ill-timed convertible bond offering delivered a body blow late in the year, as hedging transactions by the note buyers negatively impacted the equity price.  We continue to believe in our Infinera investment thesis, and while a weakening economy could replace supply chain issues as a headwind, we still expect fundamentals to improve over the intermediate term.

Since the onset of COVID-19 in 2020, there has been a considerable increase in investor attention toward the macroenvironment; it is easy to understand why.  That year, the floodgates opened, with double-barreled monetary and fiscal stimulus.  Interest rates plunged, central bank balance sheets exploded higher, and trillions of dollars were sent to American families.  As a result, most companies and consumers benefited, broadly boosting corporate fundamentals over the past few years.  But in 2022, the main aftereffect of COVID-19 and this policy response began to reveal itself, rampant inflation.  This spurred a reversal of the 2020 policies – interest rates rose, central bank balance sheets began to shrink, and fiscal stimulus abated.  The resultant wide-ranging effects on sectors, styles, and valuations caused countless equity market participants to hang on every macro headline.

We are bottom-up fundamental investors that operate in an increasingly macro-driven environment.  While we will always naturally ascribe more weight to company analysis and leveraging our domain expertise, we also appreciate the opportunity to assemble puzzle pieces in search of a macro mosaic – after all, even bottom-up investors like us must consider the bigger picture to help inform various inputs into our individual investment theses.  As such, we think it is reasonable to share some top-down views of our own, especially as it pertains to the hotly-debated topics of monetary policy and the likelihood and timing of a potential recession.

While perhaps now consensus, we tend to take Fed Chairman Powell’s words at face value and assume there are several more interest rate hikes ahead, accompanied by further balance sheet shrinkage.  However, because we believe inflation is likely to be stickier above the Fed’s low single digit target, we would take the “over”, relative to consensus, on how long it takes the Fed to swing back to interest rate cuts.  And while oft forgotten amongst the inflation headlines, we do not think the Fed will back off on QT, which should continue to drain a significant amount of liquidity from the broader financial markets throughout 2023, if not beyond.  As a result, a prolonged Fed-induced rally driven by near-term monetary loosening is not part of our current thinking.  Of course, we could be wrong in our assessment, or more likely, the weekly speculation on this topic from various market participants could drive increased volatility in both directions.

As it relates to a possible recession, we consider history to be as good of a guide as any.  There have been nine recessions since the 1960s, and each one has been preceded by a yield curve inversion in which the yield on the 10-year Treasury Bond falls below that of the 2-year Treasury Note.  On average, the onset of recession lags the initial inversion by just over a year.  If this history were to repeat, there would be a good likelihood of recession sometime in the back half of 2023, based on an initial (and sustained) yield curve inversion in July 2022.  With the average duration of a modern-day recession at just under a year, the next potential recession could last well into 2024.  Typically, though, equity markets bottom about midway through recessionary conditions, suggesting a bottom late this year or early next.  While history often rhymes and historical context is helpful, each cycle is, of course, different.  So, while we employ pattern recognition and consider historical timelines helpful guides, we try always to remain flexible in our approach and thinking.

The impact of this macro framework is relatively modest as it relates to specific actions we are taking in the Fund.  We think it is likely too early to add a material amount of exposure to high growth names, though we have put a toe in the water in a few names such as B2B payments provider Bill.com, which holds a strong market position, is growing rapidly while profitable, and is down some 75% from its prior highs.  Even though many such names are down as much or more, we believe fundamental deterioration lies ahead for most companies, and far too many remain unprofitable, thus rendering them relatively unattractive within our investment framework.

Broadly, we believe a good time to put more capital to work and take more risk is when fundamentals have bottomed, sentiment is poor, valuations are cheap, and monetary policy is poised to no longer be restrictive.  Entering 2023, none of these conditions is firmly in place, in our view.  However, we monitor these inputs regularly, and we believe things could potentially line up more favorably at some point during this year.  The environment can change quickly, as we saw in 2022, and we remain attuned to shifting winds and prepared to tack to take advantage of opportunities as they present themselves.

We wish you all a safe and healthy start to 2023 and look forward to sharing another update mid-year.

Respectfully,

Joe Milano, CFA
Portfolio Manager and CIO, Greenhouse Funds

Baird Equity Opportunity Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

A December 31, 2022 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Chefs’ Warehouse Inc.	6.8%
Valmont Industries, Inc.	5.6%
Blackbaud, Inc.	5.5%
nVent Electric PLC	5.5%
Evolent Health, Inc.	4.8%
Madison Square Garden Sports Corp.	4.3%
Infinera Corp.	4.1%
Fluor Corporation	4.1%
Ingersoll Rand, Inc.	3.7%
Cadre Holdings, Inc.	3.4%

Net Assets:	$57,814,503
Portfolio Turnover Rate:	72%
Number of Equity Holdings:	33

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.90%
Investor Class:	2.15%	(4)

Net
Institutional Class:	1.25%
Investor Class:	1.50%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2022.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2022, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 1.25% of average daily net assets for the Institutional Class shares and 1.50% of average daily net assets for the Investor Class shares, at least through April 30, 2025.

(4)	Includes 0.25% 12b-1 fee.

Baird Equity Opportunity Fund(1)
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming	Growth of a hypothetical investment of $10,000 made on 12/31/12, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(2)
Institutional Class Shares	-11.56%	1.45%	6.88%	6.78%
Investor Class Shares	-11.77%	1.20%	6.62%	6.52%
Russell 2000® Index(3)	-20.44%	4.13%	9.01%	8.93%

(1)
Effective December 12, 2021, the Fund changed its name from the Baird SmallCap Value Fund to the Baird Equity Opportunity Fund. In addition, Greenhouse Funds LLLP (“Greenhouse”) was appointed as subadvisor to and assumed portfolio management of the Fund.

(2)	For the period from May 1, 2012 (inception date) through December 31, 2022.
(3)
The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations (those with market capitalizations, at the time of purchase, of less than $20 billion). The Fund may invest up to 15% of its total assets in equity securities of foreign companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of smaller-capitalization companies. Smaller-capitalization companies often are more volatile and face greater risks than larger, more established companies. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices.  The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund is “non-diversified,” meaning that it may invest a greater percentage of its assets in a smaller number of companies than a diversified mutual fund. Given Greenhouse’s opportunistic investment strategy, the Fund will generally be overweight in certain sectors and underweight in other sectors, as compared to the sector weightings in the Russell 2000® Index (the Fund’s benchmark index), based on Greenhouse’s judgment of the sectors’ relative attractiveness and its individual securities selection.

The Fund may purchase and sell (or write) call and put options. Options are subject to various types of risks, including market risk, liquidity risk, volatility risk, counterparty risk, legal risk and operations risk. With options purchased by the Fund, the risk is limited to the premium paid for the option if the underlying stock price moves in the opposite direction from desired and the option expires worthless. For options sold or written by the Fund, the primary risk is that the underlying stock price may move directionally away from the exercise price resulting in the option holder exercising the option and requiring the Fund to either deliver the securities (in the case of a call option) or pay for the securities (in the case of a put option) and recognize a significant loss.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Equity Opportunity Fund
Schedule of Investments, December 31, 2022

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Cadre Holdings, Inc.	97,836	$1,970,417	3.4%
Communications Equipment
Infinera Corp.(1)	354,961	2,392,437	4.1%
Construction & Engineering
Fluor Corporation(1)	69,005	2,391,713	4.1%
Valmont Industries, Inc.	9,728	3,216,758	5.6%
		5,608,471	9.7%
Diversified Consumer Services
Mister Car Wash, Inc.(1)	118,487	1,093,635	1.9%
Electrical Equipment
nVent Electric PLC(4)	82,742	3,183,085	5.5%
Energy Equipment & Services
NexTier Oilfield Solutions, Inc.(1)	178,463	1,648,998	2.9%
Oceaneering International, Inc.(1)	78,037	1,364,867	2.4%
		3,013,865	5.3%
Entertainment
Madison Square Garden Sports Corp.	13,607	2,494,571	4.3%
Food & Staples Retailing
Chefs’ Warehouse Inc.(1)	117,905	3,923,878	6.8%
Health Care Providers & Services
Castle Biosciences, Inc.(1)	24,819	584,239	1.0%
Health Care Technology
Evolent Health, Inc.(1)	99,711	2,799,885	4.8%
Hotels, Restaurants & Leisure
Sportradar Holding AG(1)(2)	177,750	1,770,390	3.1%
Interactive Media & Services
ZoomInfo Technologies, Inc.(1)	48,796	1,469,248	2.5%
Internet & Direct Marketing Retail
Xometry, Inc.(1)	34,690	1,118,059	1.9%
IT Services
Euronet Worldwide, Inc.(1)	18,298	1,726,965	3.0%
Global Payments, Inc.	6,465	642,104	1.1%
		2,369,069	4.1%
Leisure Products
Clarus Corp.	230,232	1,805,019	3.1%
Vista Outdoor, Inc.(1)	60,000	1,462,200	2.5%
		3,267,219	5.6%
Life Sciences Tools & Services
NeoGenomics, Inc.(1)	146,519	1,353,836	2.3%
Machinery
Ingersoll Rand, Inc.	41,256	2,155,626	3.7%
Oil, Gas & Consumable Fuels
Devon Energy Corp.	10,000	615,100	1.1%
Diamondback Energy, Inc.	10,252	1,402,268	2.4%
		2,017,368	3.5%
Pharmaceuticals
Catalent, Inc.(1)	24,347	1,095,858	1.9%
Professional Services
Verisk Analytics, Inc.	11,000	1,940,620	3.4%
Semiconductors & Semiconductor Equipment
SiTime Corp.(1)	17,386	1,766,766	3.1%
Universal Display Corp.	15,406	1,664,464	2.9%
		3,431,230	6.0%
Software
Bill.com Holdings, Inc.(1)	10,494	1,143,426	2.0%
Blackbaud, Inc.(1)	54,413	3,202,749	5.5%
Crowdstrike Holdings, Inc.(1)	7,066	743,979	1.3%
Dropbox, Inc.(1)	52,991	1,185,939	2.1%
ON24, Inc.(1)	139,466	1,203,592	2.1%
Opera Ltd. – ADR(1)(2)	169,201	1,064,274	1.8%
		8,543,959	14.8%
Total Common Stocks
(Cost $60,369,384)		57,596,965	99.6%

Purchased Option Contracts
	Notional	Number of
	Amount	Contracts(5)
Call Option Contracts
Global X Cloud Computing ETF,
Exercise Price: $18.00,
Expiration: 06/16/2023	$559,447	349	30,712	0.1%

Total Purchased
Option Contracts
(Cost $27,809)			30,712	0.1%

Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(3)	347,423	347,423	0.6%
Total Short-Term Investment
(Cost $347,423)		347,423	0.6%
Total Investments
(Cost $60,744,616)		57,975,100	100.3%
Liabilities in Excess of Other Assets		(160,597)	(0.3)%
TOTAL NET ASSETS		$57,814,503	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
(4)	All or a portion of this security is held as collateral for options written. At December 31, 2022, the value of this collateral is $2,308,200.
(5)	Each contract is equivalent to 100 shares of common stock.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Equity Opportunity Fund
Schedule of Investments, December 31, 2022

Schedule of Written Option Contracts, December 31, 2022

	Notional	Number of
Written Option Contracts	Amount	Contracts(a)	Value
Call Option Contracts
Xometry, Inc., (Exercise Price: $65.00, Expiration: 01/20/2023)	$241,725	(75)	$(750)
CrowdStrike Holdings, Inc., (Exercise Price: $135.00, Expiration: 06/16/2023)	558,037	(53)	(35,404)
Blackbaud, Inc., (Exercise Price: $60.00, Expiration: 01/20/2023)	88,290	(15)	(3,675)
Valmont Industries, Inc., (Exercise Price: $330.00, Expiration: 01/20/2023)	297,603	(9)	(7,785)
Total Written Option Contracts (Premiums Received $131,376)			$(47,614)

(a)	Each contract is equivalent to 100 shares of common stock.

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$57,596,965	$—	$—	$57,596,965
Total Equity	57,596,965	—	—	57,596,965
Purchased Option Contracts
Call Option Contracts	30,712	—	—	30,712
Total Purchased Option Contracts	30,712	—	—	30,712
Short-Term Investment
Money Market Mutual Fund	347,423	—	—	347,423
Total Short-Term Investment	347,423	—	—	347,423
Total Investments*	$57,975,100	$—	$—	$57,975,100

Written Option Contracts
Call Option Contracts	$(35,404)	$(12,210)	$—	$(47,614)
Total Written Option Contracts	$(35,404)	$(12,210)	$—	$(47,614)

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
December 31, 2022 (Unaudited)

Portfolio Manager's Commentary

In 2022, the Chautauqua International Growth Fund Institutional Class returned -17.84%, underperforming its benchmark index, the MSCI ACWI ex-U.S. Index® ND, which returned -16.00%.

The Fund typically holds a limited number of companies (25 to 35) and invests primarily in equity securities of non-U.S. companies with medium to large market capitalizations. Stock selection was a positive contributor to performance for the Fund, as compared to its benchmark. Investments in the health care and financials sectors were among the most additive to the Fund’s performance. Standouts included Novo Nordisk, Genmab, Sinopharm, Fairfax Financial, Bank Rakyat Indonesia, and DBS. However, portfolio allocation was a detractor to performance for the Fund, as compared to its benchmark. The Fund’s overweight positioning in the information technology sector and a zero weighting to the energy sector were the most detractive. The biggest detractors in the information technology sector were Temenos, Atlassian, and Adyen.

The market environment was extremely difficult in 2022. The Fund underperformed its benchmark in the past year due to a broad market rotation to value stocks. However, the Fund significantly outperformed the growth style of its benchmark, due to a consistent application of our investment process that not only considers growth, but also returns on capital and valuation.

Equity markets declined in the first quarter of 2022. Inflation remained elevated, and major central banks made the containment of inflation their near-unanimous priority. After weeks building up a large military force along its border with Ukraine and in neighboring Belarus, Russia launched a full-scale invasion of Ukraine in late February, marking a grim new chapter for the European continent. At the time of invasion, Russia was a major supplier of energy to Europe, accounting for 40% of the Eurozone’s natural gas supply, and it is also an important source of metals, fertilizers, and wheat worldwide. The U.S. and its Western allies have imposed a wide array of economic sanctions against Russia. These sanctions have included blocking the Bank of Russia from accessing foreign currency reserves and removing some Russian banks from the SWIFT network of international interbank payments. Additionally, many large multinational corporations have curtailed or stopped outright their business operations in Russia.

Equity markets also declined significantly in the second quarter. The inflationary environment was not just a U.S. phenomenon but a global one. In addition to roiled supply chains, Russia’s invasion of Ukraine and the wave of COVID-19 lockdowns in China added to the complexity. Countries were hit by higher commodity prices, which added to inflationary pressures and curbed real income and spending, further dampening the recovery. Central banks aggressively tightened their monetary policies in order to moderate inflation.

Equity markets declined significantly again in the third quarter. Surging inflation was a global phenomenon, in both developed and emerging economies alike. COVID-19 induced supply disruptions collided with strong consumer demand for goods and services in the reopening. The war in Ukraine also intensified the inflation picture by further disrupting critical energy and food supplies. Central banks responded by sending interest rates higher and in larger increments. Additionally, central banks signaled their acceptance of any resulting economic consequences from the vigorous push to bring down inflation.

Equity markets benefited from a significant rebound in the fourth quarter. The global economy continued to deteriorate through the end of 2022, but not to the extent that was previously feared. In fact, some parts of the U.S. and European economies showed resilience despite the high inflationary environment, rising interest rates, and war in Ukraine. In the U.S., the labor market was still tight, and household balance sheets were still strong. Europe managed the energy disruption by cutting back on energy consumption and doling out fiscal support to households to help address high energy and food costs. China faced a swell of COVID-19 cases, but it took a momentous step by easing tough pandemic policies and setting the stage for a reopening rebound.

Outlook

The global economic outlook remains highly uncertain. The energy shock has pushed up inflation to levels not seen in many decades. Higher interest rates slow inflation by cooling business investments and consumer demand for goods and services, paving the way for more moderate price increases. But, in the process, higher interest rates also curtail employment, weaken wage growth, and ripple through financial markets in disruptive ways. Just how much pain these moves will ultimately cause remains unclear. So many countries are raising rates so quickly, and so in sync, that it is difficult to determine how intense any slowdown will be once the rate hikes take full effect. Monetary policy instruments are blunt tools, and their full effects often lag Fed action.

There is already a broad slowdown of the global economy. However, we believe in 2023 Asia will be the main engine of growth, whereas we expect North America, Europe, and Latin America will see very little growth. The most recent forecast for global economic growth in 2023 is 2.2% according to the Organization for Economic Cooperation and Development (OECD), or 2.7% according to the International Monetary Fund (IMF). Global inflation is thought to have already peaked and is forecasted by the OECD to be 6.5% in 2023. The big question is how quickly inflation comes down.

In the U.S., the Fed appears to be planning to hike rates higher than previously expected, to 5.1%, by the end of 2023, and to keep rates elevated for longer than previously expected. This will give the Fed time to see how inflation and the labor market react to policy changes it has already put in place. The Fed expects that it will still take years for inflation to fully return to its 2% target and that inflation risks remain elevated. In particular, the U.S. job market is still very strong, and wages are growing rapidly, so a sharper economic deceleration may be needed for inflation to fully fade. The Fed has projected economic growth of 0.5% in 2023, which would be consistent with a short and shallow recession during the year. On the contrary, because the recent inflation data in the U.S. has shown that inflation has started to abate, there is also speculation in the markets that the Fed could pursue a less aggressive policy path in 2023 and that there is a chance of accomplishing the elusive “soft landing”. In a press conference following a recent Fed meeting, Chairman Powell stated “I don’t think anyone knows whether we’re going to have a recession or not, and if we do, whether it’s going to be a deep one or not. It is not knowable.”

We believe Europe faces the strongest economic headwinds in the months ahead. It is heavily reliant on Russia for its energy, and it could face sharp increases in energy prices as additional sanctions went into effect in December. The European Central Bank (“ECB”) expects to raise interest rates significantly further because inflation remains far too high, and therefore, interest rates have still not reached the levels where they are restrictive. The situation in Europe is fundamentally different as compared the one in the U.S., where both rates have been hiked significantly and inflation has come down significantly. European economic growth is expected to be weak, and likely negative in the first quarter, due to high energy costs and softening business sentiment. The ECB has projected economic growth of 0.5% in 2023.

In China, the recent surge in COVID-19 infections and weak consumer sentiment have raised questions on how soon the economy can rebound. However, there has been a clear pivot on COVID-19 policies and better visibility on an exit strategy. Additionally, the government has pledged more support for the housing market and taken more of a pro-growth stance on the economy. Inflation is also much lower in China than in the U.S. and other Western economies. Taken together, the changes point to an incrementally brighter outlook for China, though the ride is still likely to be bumpy. The World Bank forecasts economic growth in China of 4.3% in 2023, rebounding from 2.7% in 2022 as the economy reopens. Lastly, for context, institutional holdings of Chinese stocks are the lowest they have been in five years, and valuations are far below average. Amidst the aforementioned positive shifts in the economic picture in China, the risk-to-reward appears to be incrementally more favorable for investment. Over the last two years, we have reduced the Fund’s weightings to Greater China (inclusive of holdings in Mainland China, Hong Kong, and Taiwan) on a net basis. Roughly 18% of the Fund’s assets are invested in Greater China holdings, which is modestly overweight relative to its benchmark.

Chautauqua International Growth Fund
December 31, 2022 (Unaudited)

Our investment philosophy emphasizes businesses that benefit from secular trends and possess strong competitive advantages and market positions. Over longer investment horizons, some of the most exciting growth trends can be relatively immune to the global economic picture or the specific situations impacting certain regions. These include our many investments in and adjacent to cloud computing, software-as-a-service, digitalization, artificial intelligence, semiconductor advancement, e-commerce and payments, industrial automation, electric vehicles, and novel biologic and biosimilar therapies. Other exciting growth areas pertain to rapidly expanding consumer classes, broadly in emerging economies and especially in Asia, which are propelling the uptake of various consumer goods and financial products.

We do not expect the current environment of weakening economic growth to dislodge the long-term staying power of these investment themes, nor the business models or market positions of the Fund’s portfolio companies. Furthermore, we purposefully select portfolio companies that earn attractive profit margins, carry strong balance sheets, and generate cash on a consistent basis. In other words, we seek portfolio companies that are on solid footing, even when times are tough. For these reasons, the Fund’s portfolio holdings have the capacity to outgrow market growth rates over the long-term.

We have also taken great care to try to insulate the Fund against the most pernicious risks that inflation poses to equity investments, namely pressure on company profit margins and compression of valuation multiples. First, we have emphasized companies that we believe have pricing power because of the mission-critical or value-add nature of their products and services. Because of these features, these companies are oftentimes able to obtain favorable prices for goods and services in inflationary environments, and therefore protect their profit margins. Furthermore, we have made incremental adjustments to the Fund’s portfolio to emphasize companies with more attractive valuations, in light of higher market discount rates. We have implemented these adjustments in a long series throughout 2021 and 2022.

Respectfully Submitted,

Portfolio Managers:

Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Chautauqua International Growth Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

A December 31, 2022 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings(1)

Novo Nordisk A/S	5.2%	Net Assets:	$493,065,695
Constellation Software, Inc.	4.7%	Portfolio Turnover Rate:	23%
Bank Rakyat Indonesia Persero Tbk PT	4.7%	Number of Equity Holdings:	31
HDFC Bank Ltd.	4.6%
Fairfax Financial Holdings Ltd.	4.6%	Annualized Portfolio Expense Ratio(3):
Genmab A/S	4.5%	Gross
DBS Group Holdings Ltd.	4.3%	Institutional Class:	0.86%
Waste Connections, Inc.	4.2%	Investor Class:	1.11%	(4)
Tata Consultancy Services Ltd.	4.2%
ASML Holding NV	4.0%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)	Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2022.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2022, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2024.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua International Growth Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming	Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-17.84%	7.09%	5.27%	8.07%
Investor Class Shares	-18.03%	6.79%	4.98%	7.80%
MSCI ACWI ex USA Index(2)	-16.00%	0.07%	0.88%	4.79%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2022.
(2)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses primarily on non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. Under normal market conditions, the Fund will invest at least 65% of its total assets at the time of purchase in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices.  The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2022

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Safran SA (France)(2)	126,223	$15,809,877	3.2%
Application Software
Atlassian Corp. (United States)(1)	74,942	9,643,537	2.0%
Temenos Group AG (Switzerland)(2)	181,207	9,968,795	2.0%
		19,612,332	4.0%
Auto Components
Aptiv PLC (United States)(1)	115,180	10,726,713	2.2%
Automobiles
Suzuki Motor Corp. (Japan)(2)	484,385	15,513,567	3.1%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	60,462	13,298,012	2.7%
Genmab A/S (Denmark)(1)(2)	52,550	22,217,866	4.5%
		35,515,878	7.2%
Capital Markets
Hong Kong Exchanges &
Clearing Ltd. (Hong Kong)(2)	301,790	12,967,994	2.6%
Diversified Banks
Bank Rakyat Indonesia Persero
Tbk PT (Indonesia)(2)	73,127,152	23,184,983	4.7%
DBS Group Holdings
Ltd. (Singapore)(2)	833,919	21,107,827	4.3%
		44,292,810	9.0%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	394,370	12,344,561	2.5%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	40,247	15,625,688	3.2%
Entertainment
Sea Ltd. – ADR (Singapore)(1)	80,426	4,184,565	0.8%
Environmental & Facilities Services
Waste Connections, Inc. (United States)	157,840	20,923,270	4.2%
Health Care Equipment & Supplies
Coloplast A/S (Denmark)(2)	98,777	11,571,994	2.3%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	5,709,564	14,451,552	2.9%
Industrial Machinery
FANUC Corp. (Japan)(2)	78,535	11,752,494	2.4%
Information Technology
Constellation Software, Inc. (Canada)	14,986	23,397,198	4.7%
Internet & Direct Marketing Retail
Prosus NV (China)(2)	223,210	15,411,131	3.1%
Internet Retail
Alibaba Group Holding
Ltd. – ADR (China)(1)	116,416	10,255,085	2.1%
IT Services
Adyen NV (Netherlands)(1)(2)	10,465	14,527,981	3.0%
Tata Consultancy Services Ltd. (India)(2)	528,790	20,795,787	4.2%
		35,323,768	7.2%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China)(1)(2)	916,486	6,941,383	1.4%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	38,105	22,572,288	4.6%
Pharmaceuticals
Novo Nordisk A/S – ADR (Denmark)	190,331	25,759,398	5.2%
Regional Banks
HDFC Bank Ltd. – ADR (India)	332,756	22,763,838	4.6%
Renewable Electricity
Brookfield Renewable Corp. (United States)	310,959	8,563,811	1.7%
Semiconductor Equipment
ASML Holding NV (Netherlands)	35,777	19,548,553	4.0%
Semiconductors
Taiwan Semiconductor Manufacturing
Co. Ltd. – ADR (Taiwan)	235,439	17,537,851	3.6%
Semiconductors &
Semiconductor Equipment
SolarEdge Technologies,
Inc. (United States)(1)	51,861	14,690,665	3.0%
Textiles, Apparel & Luxury Goods
Kering SA (France)(2)	22,781	11,593,844	2.4%
Total Common Stocks
(Cost $427,988,949)		479,652,108	97.2%
Short-Term Investment
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(3)	12,598,201	12,598,201	2.6%
Total Short-Term Investment
(Cost $12,598,201)		12,598,201	2.6%
Total Investments
(Cost $440,587,150)		492,250,309	99.8%
Other Assets in Excess of Liabilities		815,386	0.2%
TOTAL NET ASSETS		$493,065,695	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2022

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$223,864,784	$255,787,324	$—	$479,652,108
Total Equity	223,864,784	255,787,324	—	479,652,108
Short-Term Investment
Money Market Mutual Fund	12,598,201	—	—	12,598,201
Total Short-Term Investment	12,598,201	—	—	12,598,201
Total Investments*	$236,462,985	$255,787,324	$—	$492,250,309

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
December 31, 2022 (Unaudited)

Portfolio Manager's Commentary

In 2022, the Chautauqua Global Growth Fund Institutional Class returned -20.11%, underperforming its benchmark index, the MSCI ACWI Index® ND, which returned -18.36%.

The Fund typically holds a limited number of companies (35 to 45) and invests primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations. Stock selection was a positive contributor to performance for the Fund, as compared to its benchmark. More specifically, stock selection in non-U.S. holdings was a positive contributor to performance for the Fund, while stock selection in U.S. holdings was a detractor to performance for the fund. Investments in the health care and consumer discretionary sectors were among the most additive to the Fund’s performance. Standouts included Novo Nordisk, Genmab, Regeneron, Sinopharm, and TJX. However, portfolio allocation was a detractor to performance for the Fund, as compared to its benchmark. The Fund’s overweight positioning in the information technology sector and a zero weighting to the energy sector were the most detractive. The biggest detractors in the information technology sector were Atlassian, EPAM Systems, and Temenos. We exited the Fund’s position in EPAM Systems in the first quarter of 2022.

The market environment was extremely difficult in 2022. The Fund underperformed its benchmark in the past year due to a broad market rotation to value stocks. However, the Fund significantly outperformed the growth style of its benchmark, due to a consistent application of our investment process that not only considers growth, but also returns on capital and valuation.

Equity markets declined in the first quarter of 2022. Inflation remained elevated, and major central banks made the containment of inflation their near-unanimous priority. After weeks building up a large military force along its border with Ukraine and in neighboring Belarus, Russia launched a full-scale invasion of Ukraine in late February, marking a grim new chapter for the European continent. At the time of invasion, Russia was a major supplier of energy to Europe, accounting for 40% of the Eurozone’s natural gas supply, and it is also an important source of metals, fertilizers, and wheat worldwide. The U.S. and its Western allies have imposed a wide array of economic sanctions against Russia. These sanctions have included blocking the Bank of Russia from accessing foreign currency reserves and removing some Russian banks from the SWIFT network of international interbank payments. Additionally, many large multinational corporations have curtailed or stopped outright their business operations in Russia.

Equity markets also declined significantly in the second quarter. The inflationary environment was not just a U.S. phenomenon but a global one. In addition to roiled supply chains, Russia’s invasion of Ukraine and the wave of COVID-19 lockdowns in China added to the complexity. Countries were hit by higher commodity prices, which added to inflationary pressures and curbed real income and spending, further dampening the recovery. Central banks aggressively tightened their monetary policies in order to moderate inflation.

Equity markets declined significantly again in the third quarter. Surging inflation was a global phenomenon, in both developed and emerging economies alike. COVID-19 induced supply disruptions collided with strong consumer demand for goods and services in the reopening. The war in Ukraine also intensified the inflation picture by further disrupting critical energy and food supplies. Central banks responded by sending interest rates higher and in larger increments. Additionally, central banks signaled their acceptance of any resulting economic consequences from the vigorous push to bring down inflation.

Equity markets benefited from a significant rebound in the fourth quarter. The global economy continued to deteriorate through the end of 2022, but not to the extent that was previously feared. In fact, some parts of the U.S. and European economies showed resilience despite the high inflationary environment, rising interest rates, and war in Ukraine. In the U.S., the labor market was still tight, and household balance sheets were still strong. Europe managed the energy disruption by cutting back on energy consumption and doling out fiscal support to households to help address high energy and food costs. China faced a swell of COVID-19 cases, but it took a momentous step by easing tough pandemic policies and setting the stage for a reopening rebound.

Outlook

The global economic outlook remains highly uncertain. The energy shock has pushed up inflation to levels not seen in many decades. Higher interest rates slow inflation by cooling business investments and consumer demand for goods and services, paving the way for more moderate price increases. But, in the process, higher interest rates also curtail employment, weaken wage growth, and ripple through financial markets in disruptive ways. Just how much pain these moves will ultimately cause remains unclear. So many countries are raising rates so quickly, and so in sync, that it is difficult to determine how intense any slowdown will be once the rate hikes take full effect. Monetary policy instruments are blunt tools, and their full effects often lag Fed action.

There is already a broad slowdown of the global economy. However, we believe in 2023 Asia will be the main engine of growth, whereas we expect North America, Europe, and Latin America will see very little growth. The most recent forecast for global economic growth in 2023 is 2.2%, according to the Organization for Economic Cooperation and Development (OECD), or 2.7%, according to the International Monetary Fund (IMF). Global inflation is thought to have already peaked and is forecasted by the OECD to be 6.5% in 2023. The big question is how quickly inflation comes down.

In the U.S., the Fed appears to be planning to hike rates higher than previously expected, to 5.1%, by the end of 2023, and to keep rates elevated for longer than previously expected. This will give the Fed time to see how inflation and the labor market react to policy changes it has already put in place. The Fed expects that it will still take years for inflation to fully return to its 2% target and that inflation risks remain elevated. In particular, the U.S. job market is still very strong, and wages are growing rapidly, so a sharper economic deceleration may be needed for inflation to fully fade. The Fed has projected economic growth of 0.5% in 2023, which would be consistent with a short and shallow recession during the year. On the contrary, because the recent inflation data in the U.S. has shown that inflation has started to abate, there is also speculation in the markets that the Fed could pursue a less aggressive policy path in 2023 and that there is a chance of accomplishing the elusive “soft landing”. In a press conference following a recent Fed meeting, Chairman Powell stated “I don’t think anyone knows whether we’re going to have a recession or not, and if we do, whether it’s going to be a deep one or not. It is not knowable.”

We believe Europe faces the strongest economic headwinds in the months ahead. It is heavily reliant on Russia for its energy, and it could face sharp increases in energy prices as additional sanctions went into effect in December. The European Central Bank (“ECB”) expects to raise interest rates significantly further because inflation remains far too high, and therefore, interest rates have still not reached the levels where they are restrictive. The situation in Europe is fundamentally different as compared the one in the U.S., where both rates have been hiked significantly and inflation has come down significantly. European economic growth is expected to be weak, and likely negative in the first quarter, due to high energy costs and softening business sentiment. The ECB has projected economic growth of 0.5% in 2023.

In China, the recent surge in COVID-19 infections and weak consumer sentiment have raised questions on how soon the economy can rebound. However, there has been a clear pivot on COVID-19 policies and better visibility on an exit strategy. Additionally, the government has pledged more support for the housing market and taken more of a pro-growth stance on the economy. Inflation is also much lower in China than in the U.S. and other Western economies. Taken together, the changes point to an incrementally brighter outlook for China, though the ride is still likely to be bumpy. The World Bank forecasts economic growth in China of 4.3% in 2023, rebounding from 2.7% in 2022 as the economy reopens. Lastly, for context, institutional holdings of Chinese stocks are the lowest they have been in five years, and valuations are far below average. Amidst the aforementioned positive shifts in the economic picture in China, the risk-to-reward appears to be incrementally more favorable for investment. Over the last two years, we have reduced the Fund’s weightings to Greater China (inclusive of holdings in Mainland China, Hong Kong, and Taiwan) on a net basis. Roughly 13% of the Fund’s assets are invested in Greater China holdings, which is overweight relative to its benchmark.

Chautauqua Global Growth Fund
December 31, 2022 (Unaudited)

Our investment philosophy emphasizes businesses that benefit from secular trends and possess strong competitive advantages and market positions. Over longer investment horizons, some of the most exciting growth trends can be relatively immune to the global economic picture or the specific situations impacting certain regions. These include our many investments in and adjacent to cloud computing, software-as-a-service, digitalization, artificial intelligence, semiconductor advancement, e-commerce and payments, industrial automation, electric vehicles, and novel biologic and biosimilar therapies. Other exciting growth areas pertain to rapidly expanding consumer classes, broadly in emerging economies and especially in Asia, which are propelling the uptake of various consumer goods and financial products.

We do not expect the current environment of weakening economic growth to dislodge the long-term staying power of these investment themes, nor the business models or market positions of the Fund’s portfolio companies. Furthermore, we purposefully select portfolio companies that earn attractive profit margins, carry strong balance sheets, and generate cash on a consistent basis. In other words, we seek portfolio companies that are on solid footing, even when times are tough. For these reasons, the Fund’s portfolio holdings have the capacity to outgrow market growth rates over the long-term.

We have also taken great care to try to insulate the Fund against the most pernicious risks that inflation poses to equity investments, namely pressure on company profit margins and compression of valuation multiples. First, we have emphasized companies that we believe have pricing power because of the mission-critical or value-add nature of their products and services. Because of these features, these companies are oftentimes able to obtain favorable prices for goods and services in inflationary environments, and therefore protect their profit margins. Furthermore, we have made incremental adjustments to the Fund’s portfolio to emphasize companies with more attractive valuations, in light of higher market discount rates. We have implemented these adjustments in a long series throughout 2021 and 2022.

Respectfully Submitted,

Portfolio Managers:

Jesse A. Flores, CFA
Haicheng Li, CFA
Nathaniel R. Velarde

Chautauqua Global Growth Fund
December 31, 2022 (Unaudited)

Portfolio Characteristics

A December 31, 2022 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings(1)

Novo Nordisk A/S	4.3%	Net Assets:	$265,868,185
Charles Schwab Corp.	4.0%	Portfolio Turnover Rate:	12%
MasterCard, Inc. – Class A	3.7%	Number of Equity Holdings:	44
Genmab A/S	3.7%
TJX Companies, Inc.	3.7%	Annualized Portfolio Expense Ratio(3):
HDFC Bank Ltd.	3.6%	Gross
DBS Group Holdings Ltd.	3.6%	Institutional Class:	0.92%
Bank Rakyat Indonesia Persero Tbk PT	3.4%	Investor Class:	1.17%	(4)
Fairfax Financial Holdings Ltd.	3.3%
Alphabet, Inc. – Class A	3.2%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)	Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2022.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2022, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus dated May 1, 2022.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2024.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua Global Growth Fund
December 31, 2022 (Unaudited)

Institutional Class	Investor Class
Value of a $10,000 Investment	Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming	Growth of a hypothetical investment of $10,000 made on 04/15/16, assuming
reinvestment of all distributions.	reinvestment of all distributions.

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2022	Year	Years	Years	Inception(1)
Institutional Class Shares	-20.11%	7.57%	6.68%	10.21%
Investor Class Shares	-20.32%	7.38%	6.46%	9.97%
MSCI ACWI Index(2)	-18.36%	4.00%	5.23%	8.19%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2022.
(2)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs and the returns table shown above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross and net expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style. Under normal market conditions, the Fund will invest at least 40% of its total assets at the time of purchase in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors. Russia’s ongoing war with Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices.  The uncertain course of the war may have a significant negative impact on the global economy. U.S. relations with China have become increasingly strained, and tension between the U.S. and China may have a significant negative impact on the global economy and asset prices. Measures of inflation reached levels not experienced in several decades, leading the Federal Reserve to raise short term interest rates significantly over the last year, with the potential for further rate increases in 2023. Uncertainty regarding the ability of the Federal Reserve to successfully control inflation, the potential for incremental rate increases, and the full impact of prior rate increases on the economy may negatively impact asset prices and increase market volatility. The possibility of a U.S. or global recession may also contribute to market volatility. The coronavirus (COVID-19) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy. These and other geopolitical events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-442-2473 or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2022

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Safran SA (France)(2)	44,267	$5,544,598	2.1%
Apparel Retail
TJX Companies, Inc. (United States)	122,890	9,782,045	3.7%
Application Software
Atlassian Corp. (United States)(1)	26,588	3,421,344	1.3%
Temenos Group AG (Switzerland)(2)	46,224	2,542,935	1.0%
		5,964,279	2.3%
Auto Components
Aptiv PLC (United States)(1)	44,149	4,111,596	1.6%
Automobiles
Suzuki Motor Corp. (Japan)(2)	174,261	5,581,118	2.1%
Biotechnology
BeiGene Ltd. – ADR (China)(1)	18,520	4,073,289	1.5%
Genmab A/S (Denmark)(1)(2)	23,421	9,902,277	3.7%
Incyte Corp. (United States)(1)	98,919	7,945,174	3.0%
Regeneron Pharmaceuticals,
Inc. (United States)(1)	10,701	7,720,664	2.9%
		29,641,404	11.1%
Capital Markets
Hong Kong Exchanges &
Clearing Ltd. (Hong Kong)(2)	114,202	4,907,289	1.8%
Data Processing & Outsourced Services
MasterCard, Inc. – Class A (United States)	28,505	9,912,044	3.7%
Diversified Banks
Bank Rakyat Indonesia Persero
Tbk PT (Indonesia)(2)	28,436,212	9,015,708	3.4%
DBS Group Holdings Ltd. (Singapore)(2)	374,679	9,483,726	3.6%
		18,499,434	7.0%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	155,414	4,864,766	1.8%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	12,069	4,685,726	1.8%
Universal Display Corp. (United States)	23,300	2,517,332	0.9%
		7,203,058	2.7%
Entertainment
Sea Ltd. – ADR (Singapore)(1)	32,817	1,707,469	0.6%
Environmental & Facilities Services
Waste Connections, Inc. (United States)	63,347	8,397,278	3.2%
Equity Real Estate
Investment Trusts (REITs)
Alexandria Real Estate Equities,
Inc. (United States)	20,050	2,920,684	1.1%
Health Care Equipment & Supplies
Coloplast A/S (Denmark)(2)	36,818	4,313,329	1.6%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	2,252,028	5,700,137	2.1%
Industrial Machinery
FANUC Corp. (Japan)(2)	28,505	4,265,676	1.6%
Information Technology
Constellation Software, Inc. (Canada)	5,301	8,276,294	3.1%
Interactive Media & Services
Alphabet, Inc. – Class A (United States)(1)	95,600	8,434,788	3.2%
Internet & Direct Marketing Retail
Prosus NV (China)(2)	81,612	5,634,753	2.1%
Internet Retail
Alibaba Group Holding
Ltd. – ADR (China)(1)	34,253	3,017,347	1.1%
Amazon.com, Inc. (United States)(1)	53,651	4,506,684	1.7%
		7,524,031	2.8%
IT Services
Adyen NV (Netherlands)(1)(2)	4,234	5,877,828	2.2%
Tata Consultancy Services Ltd. (India)(2)	181,454	7,136,062	2.7%
		13,013,890	4.9%
Life Sciences Tools & Services
Illumina, Inc. (United States)(1)	11,767	2,379,287	0.9%
Wuxi Biologics Cayman, Inc. (China)(1)(2)	330,853	2,505,852	0.9%
		4,885,139	1.8%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	15,013	8,893,262	3.3%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	128,257	10,678,678	4.0%
Pharmaceuticals
Novo Nordisk A/S – ADR (Denmark)	83,682	11,325,522	4.3%
Regional Banks
HDFC Bank Ltd. – ADR (India)	138,866	9,499,823	3.6%
SVB Financial Group (United States)(1)	15,070	3,468,210	1.3%
		12,968,033	4.9%
Renewable Electricity
Brookfield Renewable Corp. (United States)	157,673	4,342,314	1.6%
Semiconductor Equipment
ASML Holding NV (Netherlands)	12,663	6,919,063	2.6%
Semiconductors
Nvidia Corp. (United States)	32,027	4,680,426	1.8%
Taiwan Semiconductor Manufacturing
Co. Ltd. – ADR (Taiwan)	89,038	6,632,440	2.5%
		11,312,866	4.3%
Semiconductors &
Semiconductor Equipment
Micron Technology, Inc. (United States)	58,744	2,936,025	1.1%
SolarEdge Technologies,
Inc. (United States)(1)	19,396	5,494,305	2.1%
		8,430,330	3.2%
Textiles, Apparel & Luxury Goods
Kering SA (France)(2)	9,729	4,951,341	1.9%
Total Common Stocks
(Cost $258,739,105)		260,906,508	98.1%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2022

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 4.11%(3)	4,736,744	$4,736,744	1.8%
Total Short-Term Investment
(Cost $4,736,744)		4,736,744	1.8%
Total Investments
(Cost $263,475,849)		265,643,252	99.9%
Other Assets in Excess of Liabilities		224,933	0.1%
TOTAL NET ASSETS		$265,868,185	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security – See Note 2a to the financial statements.
(3)	Seven-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure at December 31, 2022

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$163,993,387	$96,913,121	$—	$260,906,508
Total Equity	163,993,387	96,913,121	—	260,906,508
Short-Term Investment
Money Market Mutual Fund	4,736,744	—	—	4,736,744
Total Short-Term Investment	4,736,744	—	—	4,736,744
Total Investments*	$168,730,131	$96,913,121	$—	$265,643,252

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not charge any sales loads, redemption fees or other transaction fees; however, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/22 – 12/31/22).

Actual Expenses

The third and fourth columns of the following table provide information about account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Actual vs. Hypothetical Returns

					Hypothetical (5% return
			Actual		before expenses)
		Beginning	Ending		Ending
	Fund’s Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio(1)	7/1/22	12/31/22	During Period(1)	12/31/22	During Period(1)
Baird Mid Cap Growth Fund
Institutional Class	0.81%	$1,000.00	$1,043.90	$4.17	$1,021.12	$4.13
Investor Class	1.06%	$1,000.00	$1,042.60	$5.46	$1,019.86	$5.40

Baird Small/Mid Cap Growth Fund
Institutional Class	0.85%	$1,000.00	$1,018.80	$4.33	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$1,017.60	$5.59	$1,019.66	$5.60

Baird Equity Opportunity Fund
Institutional Class	1.25%	$1,000.00	$1,067.90	$6.52	$1,018.90	$6.36
Investor Class	1.50%	$1,000.00	$1,066.60	$7.81	$1,017.64	$7.63

Chautauqua International Growth Fund
Institutional Class	0.80%	$1,000.00	$1,043.80	$4.12	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,043.10	$5.41	$1,019.91	$5.35

Chautauqua Global Growth Fund
Institutional Class	0.80%	$1,000.00	$1,043.40	$4.12	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,042.00	$5.40	$1,019.91	$5.35

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2022

	Baird Mid Cap	Baird Small/Mid	Baird Equity
	Growth Fund	Cap Growth Fund	Opportunity Fund
ASSETS:
Investments, at value (cost $1,498,637,849, $149,991,797, and $60,744,616, respectively)	$1,926,261,034	$147,717,724	$57,975,100
Dividends receivable	284,771	17,179	5,350
Interest receivable	201,430	32,213	1,764
Receivable for Fund shares sold	6,451,618	206,156	—
Prepaid expenses and other assets	32,653	29,065	14,454
Total assets	1,933,231,506	148,002,337	57,996,668
LIABILITIES:
Written option contracts, at value (premiums received $0, $0, and $131,376, respectively)	—	—	47,614
Payable for investments purchased	12,551,914	—	34,328
Payable for Fund shares redeemed	2,763,704	691	5,069
Payable to Advisor, net (Note 5)	1,247,709	79,673	37,981
Payable to Directors	22,115	22,115	22,114
Accrued fund accounting and administration fees	22,768	6,130	5,255
Accrued shareholder servicing fees	97,008	4,910	5,950
Accrued professional fees	17,012	17,012	19,572
Accrued custody fees	3,437	1,410	1,475
Accrued interest expense	513	—	163
Accrued Rule 12b-1 fees (Note 7)	64,382	669	457
Accrued expenses and other liabilities	33,963	5,986	2,187
Total liabilities	16,824,525	138,596	182,165
NET ASSETS	$1,916,406,981	$147,863,741	$57,814,503
NET ASSETS CONSIST OF:
Paid-in capital	$1,538,376,839	$169,944,114	$61,454,139
Total distributable earnings (accumulated deficit)	378,030,142	(22,080,373)	(3,639,636)
NET ASSETS	$1,916,406,981	$147,863,741	$57,814,503
INSTITUTIONAL CLASS SHARES
Net Assets	$1,762,765,994	$147,084,390	$57,812,238
Shares outstanding ($0.01 par value, unlimited shares authorized)	83,890,648	10,193,245	4,933,286
Net asset value, offering and redemption price per share	$21.01	$14.43	$11.72
INVESTOR CLASS SHARES
Net Assets	$153,640,987	$779,351	$2,265
Shares outstanding ($0.01 par value, unlimited shares authorized)	8,009,772	54,738	194
Net asset value, offering and redemption price per share	$19.18	$14.24	$11.65

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2022

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $440,587,150 and $263,475,849, respectively)	$492,250,309	$265,643,252
Foreign currency, at value (cost $75,329 and $26,672, respectively)	74,602	25,979
Uninvested cash	84,581	42,887
Dividends receivable	423,054	165,767
Interest receivable	34,118	18,915
Receivable for Fund shares sold	1,001,491	286,349
Prepaid expenses and other assets	23,680	25,919
Total assets	493,891,835	266,209,068
LIABILITIES:
Payable for Fund shares redeemed	148,601	16,681
Payable to Advisor, net (Note 5)	264,456	132,765
Payable to Directors	22,115	22,115
Accrued fund accounting and administration fees	10,823	10,165
Accrued shareholder servicing fees	20,174	9,063
Accrued professional fees	20,168	20,168
Accrued custody fees	13,920	6,368
Accrued Rule 12b-1 fees (Note 7)	7,615	747
Deferred tax	287,996	109,139
Accrued expenses and other liabilities	30,272	13,672
Total liabilities	826,140	340,883
NET ASSETS	$493,065,695	$265,868,185
NET ASSETS CONSIST OF:
Paid-in capital	$467,786,332	$268,015,749
Total distributable earnings (accumulated deficit)	25,279,363	(2,147,564)
NET ASSETS	$493,065,695	$265,868,185
INSTITUTIONAL CLASS SHARES
Net Assets	$479,072,213	$264,936,407
Shares outstanding ($0.01 par value, unlimited shares authorized)	31,544,240	14,847,093
Net asset value, offering and redemption price per share	$15.19	$17.84
INVESTOR CLASS SHARES
Net Assets	$13,993,482	$931,778
Shares outstanding ($0.01 par value, unlimited shares authorized)	926,310	52,780
Net asset value, offering and redemption price per share	$15.11	$17.65

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2022

	Baird Mid Cap	Baird Small/Mid	Baird Equity
	Growth Fund	Cap Growth Fund	Opportunity Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes withheld of $0, $391, and $3,384, respectively)	$9,759,876	$638,836	$383,783
Interest	944,650	127,656	21,999
Total investment income	10,704,526	766,492	405,782

EXPENSES:
Investment advisory fees (Note 5)	15,372,761	1,135,432	720,409
Shareholder servicing fees	813,629	30,742	21,914
Federal and state registration	137,808	124,904	59,182
Directors fees	96,688	96,688	96,494
Fund accounting and administration fees	141,217	41,789	34,106
Professional fees	35,277	34,807	45,153
Reports to shareholders	69,818	7,809	8,850
Custody fees	19,464	4,349	9,109
Interest expense (Note 6)	514	—	163
Miscellaneous expenses	2,856	194	123
Rule 12b-1 fees – Investor Class Shares (Note 7)	414,395	1,978	7
Total expenses	17,104,427	1,478,692	995,510
Fee waiver by Advisor (Note 5)	—	(189,890)	(274,931)
Net expenses	17,104,427	1,288,802	720,579
NET INVESTMENT LOSS	(6,399,901)	(522,310)	(314,797)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(45,618,233)	(19,684,321)	175,234
Written option contracts	—	—	453,426
Net change in unrealized appreciation (depreciation) on:
Investments	(676,294,509)	(28,001,622)	(7,362,498)
Written option contracts	—	—	62,008
Net realized and unrealized loss on investments	(721,912,742)	(47,685,943)	(6,671,830)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(728,312,643)	$(48,208,253)	$(6,986,627)

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2022

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes withheld of $857,621 and $344,388, respectively)	$5,238,780	$2,641,385
Interest	196,053	93,699
Total investment income	5,434,833	2,735,084

EXPENSES:
Investment advisory fees (Note 5)	3,473,871	2,048,150
Federal and state registration	112,359	149,646
Directors fees	96,688	96,688
Shareholder servicing fees	127,782	52,624
Fund accounting and administration fees	65,754	58,501
Custody fees	69,493	30,873
Professional fees	37,626	37,626
Reports to shareholders	20,377	10,675
Interest expense (Note 6)	482	—
Miscellaneous expenses	17,413	17,657
Rule 12b-1 fees – Investor Class Shares (Note 7)	12,685	2,114
Total expenses	4,034,530	2,504,554
Fee waiver by Advisor (Note 5)	(315,901)	(317,746)
Net expenses	3,718,629	2,186,808
NET INVESTMENT INCOME	1,716,204	548,276

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized loss on:
Investments (net of foreign taxes withheld of $340,308 and $50,967, respectively)	(22,684,700)	(2,903,941)
Foreign currency translation	(278,479)	(112,212)
Net change in unrealized appreciation (depreciation) on:
Investments	(71,281,288)	(62,326,769)
Foreign currency translation	9,428	764
Net realized and unrealized loss on investments and foreign currency translation	(94,235,039)	(65,342,158)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(92,518,835)	$(64,793,882)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Mid Cap Growth Fund		Baird Small/Mid Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment loss	$(6,399,901)	$(12,339,959)	$(522,310)	$(697,516)
Net realized gain (loss) on investments	(45,618,233)	404,747,998	(19,684,321)	5,184,457
Net change in unrealized appreciation (depreciation) on investments	(676,294,509)	92,627,945	(28,001,622)	11,628,428
Net increase (decrease) in net assets resulting from operations	(728,312,643)	485,035,984	(48,208,253)	16,115,369

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	630,389,326	431,337,899	46,431,461	113,262,327
Shares issued to holders in reinvestment of distributions	26,758,497	310,928,256	993,301	4,792,628
Cost of shares redeemed	(549,380,616)	(550,689,749)	(15,543,812)	(15,948,443)
Net increase in net assets resulting from capital share transactions	107,767,207	191,576,406	31,880,950	102,106,512

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(28,370,957)	(339,105,769)	(994,847)	(4,818,997)
Investor Class	(2,701,934)	(35,306,991)	(5,385)	(26,279)
Total net distributions to shareholders	(31,072,891)	(374,412,760)	(1,000,232)	(4,845,276)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(651,618,327)	302,199,630	(17,327,535)	113,376,605

NET ASSETS:
Beginning of year	2,568,025,308	2,265,825,678	165,191,276	51,814,671
End of year	$1,916,406,981	$2,568,025,308	$147,863,741	$165,191,276

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Baird Equity Opportunity Fund
	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income (loss)	$(314,797)	$298,253
Net realized gain on investments and written option contracts	628,660	17,549,299
Net change in unrealized depreciation on investments and written option contracts	(7,300,490)	(11,030,259)
Net increase (decrease) in net assets resulting from operations	(6,986,627)	6,817,293

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,850,612	9,453,742
Proceeds from shares issued in connection with reorganization (Note 10)	—	25,764,804
Shares issued to holders in reinvestment of distributions	14,261,145	1,597,257
Cost of shares redeemed	(8,777,787)	(11,747,283)
Net increase in net assets resulting from capital share transactions	18,333,970	25,068,520

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(14,495,880)	(1,631,391)
Investor Class	(570)	(14,867)
Total net distributions to shareholders	(14,496,450)	(1,646,258)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,149,107)	30,239,555

NET ASSETS:
Beginning of year	60,963,610	30,724,055
End of year	$57,814,503	$60,963,610

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Chautauqua International Growth Fund		Chautauqua Global Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
OPERATIONS:
Net investment income	$1,716,204	$853,030	$548,276	$21,747
Net realized gain (loss) on investments and foreign currency translation	(22,963,179)	6,291,368	(3,016,153)	1,275,493
Net change in unrealized appreciation (depreciation) on
investments and foreign currency translation	(71,271,860)	16,058,365	(62,326,005)	23,034,419
Net increase (decrease) in net assets resulting from operations	(92,518,835)	23,202,763	(64,793,882)	24,331,659

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	284,419,533	161,726,532	56,027,768	176,950,833
Shares issued to holders in reinvestment of distributions	3,796,060	1,816,295	326,779	1,033,641
Cost of shares redeemed	(167,135,571)	(38,228,944)	(41,676,691)	(23,914,556)
Redemption fees(1)	—	46,201	—	11,901
Net increase in net assets resulting from capital share transactions	121,080,022	125,360,084	14,677,856	154,081,819

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(4,214,970)	(2,200,637)	(343,463)	(1,097,930)
Investor Class	(110,964)	(2,876)	(1,217)	(5,607)
Total net distributions to shareholders	(4,325,934)	(2,203,513)	(344,680)	(1,103,537)

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,235,253	146,359,334	(50,460,706)	177,309,941

NET ASSETS:
Beginning of year	468,830,442	322,471,108	316,328,891	139,018,950
End of year	$493,065,695	$468,830,442	$265,868,185	$316,328,891

(1)	Effective December 1, 2021, the Funds eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Mid Cap Growth Fund – Institutional Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$29.50	$28.17	$22.90	$17.72	$19.16
Income from investment operations:
Net investment loss(1)	(0.07)	(0.15)	(0.08)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(8.08)	6.30	7.99	6.44	(0.30)
Total from investment operations	(8.15)	6.15	7.91	6.42	(0.33)
Less distributions:
Distributions from net realized gains	(0.34)	(4.82)	(2.64)	(1.24)	(1.11)
Total distributions	(0.34)	(4.82)	(2.64)	(1.24)	(1.11)
Net asset value, end of year	$21.01	$29.50	$28.17	$22.90	$17.72
Total return	(27.64)%	22.51%	34.81%	36.31%	(1.61)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,762.8	$2,334.3	$2,065.5	$1,825.8	$1,337.4
Ratio of expenses to average net assets	0.81%	0.80%	0.82%	0.82%	0.81%
Ratio of net investment loss to average net assets	(0.29)%	(0.49)%	(0.35)%	(0.07)%	(0.15)%
Portfolio turnover rate(2)	26%	31%	47%	43%	38%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Mid Cap Growth Fund – Investor Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$27.04	$26.22	$21.53	$16.76	$18.23
Income from investment operations:
Net investment loss(1)	(0.11)	(0.21)	(0.14)	(0.07)	(0.08)
Net realized and unrealized gains (losses) on investments	(7.41)	5.85	7.47	6.08	(0.28)
Total from investment operations	(7.52)	5.64	7.33	6.01	(0.36)
Less distributions:
Distributions from net realized gains	(0.34)	(4.82)	(2.64)	(1.24)	(1.11)
Total distributions	(0.34)	(4.82)	(2.64)	(1.24)	(1.11)
Net asset value, end of year	$19.18	$27.04	$26.22	$21.53	$16.76
Total return	(27.82)%	22.25%	34.32%	35.94%	(1.86)%
Supplemental data and ratios:
Net assets, end of year (millions)	$153.6	$233.7	$200.3	$148.3	$95.5
Ratio of expenses to average net assets	1.06%	1.05%	1.07%	1.07%	1.06%
Ratio of net investment loss to average net assets	(0.54)%	(0.74)%	(0.60)%	(0.32)%	(0.40)%
Portfolio turnover rate(2)	26%	31%	47%	43%	38%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Institutional Class

					Period Ended
	Year Ended December 31,				December 31,
	2022	2021	2020	2019	2018(1)
Per Share Data:
Net asset value, beginning of period	$19.94	$17.39	$12.26	$8.95	$10.00
Income from investment operations:
Net investment loss(2)	(0.05)	(0.12)	(0.06)	(0.03)	(0.00	)(3)
Net realized and unrealized gains (losses) on investments	(5.36)	3.29	5.52	3.34	(1.05)
Total from investment operations	(5.41)	3.17	5.46	3.31	(1.05)
Less distributions:
Distributions from net realized gains	(0.10)	(0.62)	(0.33)	—	—
Total distributions	(0.10)	(0.62)	(0.33)	—	—
Net asset value, end of period	$14.43	$19.94	$17.39	$12.26	$8.95
Total return	(27.14)%	18.42%	44.57%	36.98%	(10.50	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$147.1	$164.3	$51.2	$18.3	$7.3
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85	%(5)
Ratio of expenses to average net assets (before waivers)	0.98%	1.00%	1.43%	2.10%	3.88	%(5)
Ratio of net investment loss to average net assets	(0.33)%	(0.63)%	(0.41)%	(0.25)%	(0.03	)%(5)
Ratio of net investment loss to average net assets (before waivers)	(0.45)%	(0.78)%	(0.99)%	(1.50)%	(3.06	)%(5)
Portfolio turnover rate(6)	39%	50%	65%	60%	9	%(4)

(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Investor Class

					Period Ended
	Year Ended December 31,				December 31,
	2022	2021	2020	2019	2018(1)
Per Share Data:
Net asset value, beginning of period	$19.72	$17.25	$12.21	$8.94	$10.00
Income from investment operations:
Net investment loss(2)	(0.09)	(0.17)	(0.09)	(0.06)	(0.00	)(3)
Net realized and unrealized gains (losses) on investments	(5.29)	3.26	5.46	3.33	(1.06)
Total from investment operations	(5.38)	3.09	5.37	3.27	(1.06)
Less distributions:
Distributions from net realized gains	(0.10)	(0.62)	(0.33)	—	—
Total distributions	(0.10)	(0.62)	(0.33)	—	—
Net asset value, end of period	$14.24	$19.72	$17.25	$12.21	$8.94
Total return	(27.29)%	18.10%	43.89%	36.69%	(10.60	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$779.4	$863.7	$661.0	$287.3	$8.9
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10	%(5)
Ratio of expenses to average net assets (before waivers)	1.23%	1.25%	1.68%	2.35%	4.13	%(5)
Ratio of net investment loss to average net assets	(0.58)%	(0.88)%	(0.66)%	(0.50)%	(0.28	)%(5)
Ratio of net investment loss to average net assets (before waivers)	(0.70)%	(1.03)%	(1.24)%	(1.75)%	(3.31	)%(5)
Portfolio turnover rate(6)	39%	50%	65%	60%	9	%(4)
(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Equity Opportunity Fund – Institutional Class

	Year Ended December 31,
	2022	2021		2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$17.68	$15.56		$15.96	$13.58	$16.99
Income from investment operations:
Net investment income (loss)(1)	(0.09)	0.14		0.03	0.13	0.05
Net realized and unrealized gains (losses) on investments	(1.95)	2.82		0.43 (2)	2.36	(2.85)
Total from investment operations	(2.04)	2.96		0.46	2.49	(2.80)
Less distributions:
Distributions from net investment income	—	(0.17)		(0.03)	(0.11)	(0.06)
Distributions from net realized gains	(3.92)	(0.67)		(0.83)	—	(0.55)
Total distributions	(3.92)	(0.84)		(0.86)	(0.11)	(0.61)
Net asset value, end of year	$11.72	$17.68		$15.56	$15.96	$13.58
Total return	(11.56)%	19.40%		2.85%	18.40%	(16.45)%
Supplemental data and ratios:
Net assets, end of year (millions)	$57.8	$61.0		$30.4	$33.0	$28.8
Ratio of expenses to average net assets	1.25%	0.98	%(4)	0.95%	0.95%	1.00	%(3)
Ratio of expenses to average net assets (before waivers)	1.73%	1.53%		1.64%	1.44%	1.38%
Ratio of net investment income (loss) to average net assets	(0.55)%	0.82%		0.21%	0.87%	0.29%
Ratio of net investment income (loss) to average net assets (before waivers)	(1.02)%	0.27%		(0.48)%	0.38%	(0.09)%
Portfolio turnover rate(6)	72%	67	%(5)	61%	55%	36%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.95%. Prior to December 1, 2018, the expense cap was 1.00%.
(4)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.25%. Prior to December 12, 2021, the expense cap was 0.95%.
(5)
The cost of purchases and proceeds from sales of securities that were incurred by the Fund subsequent to Greenhouse’s appointment as subadvisor to the Baird Equity Opportunity Fund that related to the alignment of the Fund’s portfolio with Greenhouse’s investment style are excluded from the portfolio turnover rate calculation. See Note 10 of the Notes to Financial Statements for further information regarding Greenhouse’s appointment as subadvisor and other changes impacting the Fund. If such amounts had not been excluded, the portfolio turnover rate would have been 189% for the year ended December 31, 2021.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Equity Opportunity Fund – Investor Class

	Year Ended December 31,
	2022	2021		2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$17.65	$15.52		$15.97	$13.58	$16.97
Income from investment operations:
Net investment income (loss)(1)	(0.13)	0.10		(0.01)	0.09	0.01
Net realized and unrealized gains (losses) on investments	(1.95)	2.83		0.42 (2)	2.37	(2.85)
Total from investment operations	(2.08)	2.93		0.41	2.46	(2.84)
Less distributions:
Distributions from net investment income	—	(0.13)		(0.03)	(0.07)	—
Distributions from net realized gains	(3.92)	(0.67)		(0.83)	—	(0.55)
Total distributions	(3.92)	(0.80)		(0.86)	(0.07)	(0.55)
Net asset value, end of year	$11.65	$17.65		$15.52	$15.97	$13.58
Total return	(11.77)%	19.16%		2.54%	18.19%	(16.71)%
Supplemental data and ratios:
Net assets, end of year (thousands)	$2.3	$2.6		$295.7	$883.8	$758.6
Ratio of expenses to average net assets	1.50%	1.23	%(4)	1.20%	1.20%	1.25	%(3)
Ratio of expenses to average net assets (before waivers)	1.98%	1.78%		1.89%	1.69%	1.63%
Ratio of net investment income (loss) to average net assets	(0.80)%	0.57%		(0.04)%	0.62%	0.04%
Ratio of net investment income (loss) to average net assets (before waivers)	(1.27)%	0.02%		(0.73)%	0.13%	(0.34)%
Portfolio turnover rate(6)	72%	67	%(5)	61%	55%	36%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.20%. Prior to December 1, 2018, the expense cap was 1.25%.
(4)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 12, 2021, the expense cap increased to 1.50%. Prior to December 12, 2021, the expense cap was 1.20%.
(5)
The cost of purchases and proceeds from sales of securities that were incurred by the Fund subsequent to Greenhouse’s appointment as subadvisor to the Baird Equity Opportunity Fund that related to the alignment of the Fund’s portfolio with Greenhouse’s investment style are excluded from the portfolio turnover rate calculation. See Note 10 of the Notes to Financial Statements for further information regarding Greenhouse’s appointment as subadvisor and other changes impacting the Fund. If such amounts had not been excluded, the portfolio turnover rate would have been 189% for the year ended December 31, 2021.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Institutional Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$18.65	$17.51	$12.62	$10.17	$12.59
Income from investment operations:
Net investment income(1)	0.06	0.04	0.01	0.30	0.06
Net realized and unrealized gains (losses) on investments and foreign currency translation	(3.38)	1.19	5.00	2.42	(2.19)
Total from investment operations	(3.32)	1.23	5.01	2.72	(2.13)
Less distributions:
Distributions from net investment income	(0.03)	(0.09)	(0.12)	(0.27)	(0.06)
Distributions from net realized gains	(0.11)	—	—	—	(0.23)
Total distributions	(0.14)	(0.09)	(0.12)	(0.27)	(0.29)
Paid in capital from redemption fees(4)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Net asset value, end of year	$15.19	$18.65	$17.51	$12.62	$10.17
Total return	(17.84)%	6.90%	39.84%	26.72%	(16.94)%
Supplemental data and ratios:
Net assets, end of year (millions)	$479.1	$468.2	$321.8	$172.7	$85.4
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.94	%(3)
Ratio of expenses to average net assets (before waivers)	0.87%	0.86%	0.90%	0.96%	1.07%
Ratio of net investment income to average net assets	0.37%	0.20%	0.07%	2.56%	0.51%
Ratio of net investment income (loss) to average net assets (before waivers)	0.31%	0.14%	(0.03)%	2.40%	0.38%
Portfolio turnover rate(5)	23%	14%	31%	31%	42%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(4)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Investor Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$18.58	$17.48	$12.60	$10.15	$12.57
Income from investment operations:
Net investment income (loss)(1)	0.02	(0.01)	(0.02)	0.27	0.03
Net realized and unrealized gains (losses) on investments and foreign currency translation	(3.37)	1.20	4.95 (2)	2.41	(2.19)
Total from investment operations	(3.35)	1.19	4.93	2.68	(2.16)
Less distributions:
Distributions from net investment income	(0.01)	(0.09)	(0.05)	(0.23)	(0.03)
Distributions from net realized gains	(0.11)	—	—	—	(0.23)
Total distributions	(0.12)	(0.09)	(0.05)	(0.23)	(0.26)
Paid in capital from redemption fees(5)	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of year	$15.11	$18.58	$17.48	$12.60	$10.15
Total return	(18.03)%	6.62%	39.37%	26.42%	(17.21)%
Supplemental data and ratios:
Net assets, end of year (thousands)	$13,993.5	$608.0	$697.4	$1,494.8	$2,147.0
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.19	%(4)
Ratio of expenses to average net assets (before waivers)	1.12%	1.11%	1.15%	1.21%	1.32%
Ratio of net investment income (loss) to average net assets	0.12%	(0.05)%	(0.18)%	2.31%	0.26%
Ratio of net investment income (loss) to average net assets (before waivers)	0.06%	(0.11)%	(0.28)%	2.15%	0.13%
Portfolio turnover rate(6)	23%	14%	31%	31%	42%

(1)	Calculated using average shares outstanding during the year.
(2)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(3)	Amount is less than $0.005.
(4)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(5)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Institutional Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$22.36	$19.85	$14.47	$11.29	$13.43
Income from investment operations:
Net investment income (loss)(1)	0.04	0.00 (2)	(0.03)	0.22	0.00	(2)
Net realized and unrealized gains (losses) on investments and foreign currency translation	(4.54)	2.59	5.49	3.18	(1.98)
Total from investment operations	(4.50)	2.59	5.46	3.40	(1.98)
Less distributions:
Distributions from net investment income	—	(0.08)	(0.09)	(0.16)	(0.00	)(2)
Distributions from net realized gains	(0.02)	—	—	(0.06)	(0.16)
Total distributions	(0.02)	(0.08)	(0.09)	(0.22)	(0.16)
Paid in capital from redemption fees(4)	—	0.00 (2)	0.01	0.00 (2)	0.00	(2)
Net asset value, end of year	$17.84	$22.36	$19.85	$14.47	$11.29
Total return	(20.11)%	12.93%	37.97%	30.14%	(14.70)%
Supplemental data and ratios:
Net assets, end of year (millions)	$264.9	$314.7	$137.3	$55.8	$36.8
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.94	%(3)
Ratio of expenses to average net assets (before waivers)	0.92%	0.92%	1.04%	1.23%	1.34%
Ratio of net investment income (loss) to average net assets	0.20%	0.01%	(0.17)%	1.64%	0.01%
Ratio of net investment income (loss) to average net assets (before waivers)	0.09%	(0.11)%	(0.41)%	1.21%	(0.39)%
Portfolio turnover rate(5)	12%	13%	24%	26%	38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(4)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Investor Class

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$22.18	$19.74	$14.36	$11.22	$13.37
Income from investment operations:
Net investment income (loss)(1)	(0.01)	(0.05)	(0.06)	0.19	(0.03)
Net realized and unrealized gains (losses) on investments and foreign currency translation	(4.50)	2.57	5.44	3.15	(1.96)
Total from investment operations	(4.51)	2.52	5.38	3.34	(1.99)
Less distributions:
Distributions from net investment income	—	(0.08)	(0.05)	(0.14)	—
Distributions from net realized gains	(0.02)	—	—	(0.06)	(0.16)
Total distributions	(0.02)	(0.08)	(0.05)	(0.20)	(0.16)
Paid in capital from redemption fees(4)	—	0.00 (2)	0.05	0.00 (2)	0.00	(2)
Net asset value, end of year	$17.65	$22.18	$19.74	$14.36	$11.22
Total return	(20.32)%	12.64%	37.94%	29.73%	(14.86)%
Supplemental data and ratios:
Net assets, end of year (thousands)	$931.8	$1,590.1	$1,676.7	$1,606.9	$713.9
Ratio of expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.19	%(3)
Ratio of expenses to average net assets (before waivers)	1.17%	1.17%	1.29%	1.48%	1.59%
Ratio of net investment income (loss) to average net assets	(0.05)%	(0.24)%	(0.42)%	1.39%	(0.24)%
Ratio of net investment income (loss) to average net assets (before waivers)	(0.16)%	(0.36)%	(0.66)%	0.96%	(0.64)%
Portfolio turnover rate(5)	12%	13%	24%	26%	38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(4)	Effective December 1, 2021, the Fund eliminated the 2.00% redemption fee charged on amounts redeemed for shares held 90 days or less. See Note 8.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2022

1.	Organization
Baird Funds, Inc. (the “Company”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Mid Cap Growth Fund, the Baird Small/Mid Cap Growth Fund, the Baird Equity Opportunity Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), five of the fifteen active funds in the series comprising the Company. Pursuant to the 1940 Act, the Funds are “diversified” series of the Company except for the Baird Equity Opportunity Fund, which is a non-diversified fund. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).  The investment subadvisor to the Baird Equity Opportunity Fund is Greenhouse Funds LLLP (“Greenhouse” or the “Subadvisor”).

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Mid Cap Growth Fund(1)	December 29, 2000	December 29, 2000
Baird Small/Mid Cap Growth Fund	October 31, 2018	October 31, 2018
Baird Equity Opportunity Fund	May 1, 2012	May 1, 2012
Chautauqua International Growth Fund	April 15, 2016	April 15, 2016
Chautauqua Global Growth Fund	April 15, 2016	April 15, 2016

(1)	Effective April 30, 2022, the Fund changed its name from the Baird MidCap Fund to the Baird Mid Cap Growth Fund.

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 7.

The Baird Mid Cap Growth Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Growth Fund seeks long-term growth of capital through investments in equity securities of small- and mid-capitalization companies.

The Baird Equity Opportunity Fund seeks to provide long-term capital appreciation through investments in equity securities of small- and mid-capitalization companies.

The Chautauqua International Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. companies with medium to large market capitalizations.

The Chautauqua Global Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, the Advisor, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan and the Baird Non-Qualified Compensation Plan, and the Baird Foundation, an entity related to the Advisor, on a combined basis, owned a controlling ownership in the Baird Equity Opportunity Fund.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value (“NAV”), to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the securities are valued at fair value using methods determined by the Advisor as the valuation designee of the Board of Directors of the Company (the “Board”) in accordance with policies and procedures adopted pursuant to Rule 2a-5 of the 1940 Act.  Per GAAP, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their NAV per share as of the close of regular trading of the New York Stock Exchange (generally, 4:00 p.m. ET).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service based on various market inputs such as benchmark yields, market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below. Investments in mutual funds, including money market funds, are valued at their stated NAV. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with the Advisor’s fair value procedures. In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by the Advisor.  The Advisor has designated its valuation committee to be responsible for fair value determinations.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

Put and call options purchased for the Baird Equity Opportunity Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.  See Note 2(d) for additional information regarding financial derivative instruments.

Notes to the Financial Statements
December 31, 2022

2.	Significant Accounting Policies (cont.)

The Chautauqua International Growth, Chautauqua Global Growth, and Baird Equity Opportunity Funds have retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds calculate their NAVs. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

b)
Foreign Securities – Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to the Advisor’s fair value procedures.

c)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held nor currency gains or losses realized between the trade and settlement dates on securities transactions. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

d)
Financial Derivatives Instruments – Financial derivatives instruments, such as option contracts, derive their value from the performance of an underlying asset or index.  The Baird Equity Opportunity Fund (the “Fund”) may purchase and sell (write) put options and call options on securities or indices in standardized contracts listed on securities exchanges. The Fund may also purchase and sell (write) over-the-counter (“OTC”) put options and call options. The Fund qualifies as a “limited derivatives user” under Rule 18f-4 and limits its derivatives exposure to 10% of its net assets.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Writing Put and Call Options

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

By writing a call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding.

If a call option on a security is exercised, the Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss.

At December 31, 2022, the Baird Equity Opportunity Fund pledged securities with a fair value of $2,308,200 as collateral for option contracts. See the Fund’s schedule of investments for the securities pledged as collateral.

e)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended December 31, 2022, or for any other tax years which are open for exam.  As of December 31, 2022, open tax years include the tax years ended December 31, 2019 through 2022.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the period, the Funds did not incur any interest or penalties.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their respective assets or are divided equally amongst the Funds.

g)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on trade date. Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Notes to the Financial Statements
December 31, 2022

2.	Significant Accounting Policies (cont.)
i)
Securities Transactions and Investment Income – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  For financial reporting purposes, investment transactions are recorded on the trade date.  When a capital gain tax is determined to apply, the Funds may record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been accounted for in accordance with the Funds’ interpretation of applicable tax laws of the countries in which they invest.  Distributions received from underlying investments in real estate investment trusts (“REITs”) may be classified as dividends, capital gains or return of capital.

j)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be low.

k)
New Regulatory and Accounting Pronouncements – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds were required to comply with Rule 2a-5 by September 8, 2022. Management has evaluated Rule 2a-5 and has adopted the relevant provisions of the disclosure framework.

In November 2020, the SEC adopted Rule 18f-4 under the 1940 Act and issued Release No. IC-34084, Use of Derivatives by Registered Investment Companies and Business Development Companies (“Rule 18f-4”), to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Each Fund that participates in derivatives transactions intends to qualify as a limited derivatives user. Management has evaluated Rule 18f-4 and has adopted the relevant provisions of the disclosure framework.

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is evaluating the impact of ASU 2020-04, ASU 2021-01, and ASU 2022-06 on the Funds’ investments, derivatives, debt, and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal years:

Baird Mid Cap Growth Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	25,796,351	$593,227,526	12,401,472	$383,737,973
Shares issued to shareholders in reinvestment of distributions	1,129,988	24,102,645	9,745,081	276,370,483
Shares redeemed	(22,159,031)	(495,135,412)	(16,358,498)	(494,976,770)
Net increase	4,767,308	$122,194,759	5,788,055	$165,131,686
Shares Outstanding:
Beginning of year	79,123,340		73,335,285
End of year	83,890,648		79,123,340

	Year Ended December 31, 2022		Year Ended December 31, 2021

Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,757,374	$37,161,800	1,635,445	$47,599,926
Shares issued to shareholders in reinvestment of distributions	136,407	2,655,852	1,329,656	34,557,773
Shares redeemed	(2,528,284)	(54,245,204)	(1,959,561)	(55,712,979)
Net increase (decrease)	(634,503)	$(14,427,552)	1,005,540	$26,444,720
Shares Outstanding:
Beginning of year	8,644,275		7,638,735
End of year	8,009,772		8,644,275
Total net increase		$107,767,207		$191,576,406

Notes to the Financial Statements
December 31, 2022

3.	Capital Share Transactions (cont.)
Baird Small/Mid Cap Growth Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,879,793	$46,228,086	5,865,374	$113,153,475
Shares issued to shareholders in reinvestment of distributions	67,805	987,916	251,655	4,766,350
Shares redeemed	(996,638)	(15,500,122)	(816,667)	(15,919,773)
Net increase	1,950,960	$31,715,880	5,300,362	$102,000,052
Shares Outstanding:
Beginning of year	8,242,285		2,941,923
End of year	10,193,245		8,242,285

	Year Ended December 31, 2022		Year Ended December 31, 2021

Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	13,483	$203,375	5,507	$108,852
Shares issued to shareholders in reinvestment of distributions	374	5,385	1,403	26,278
Shares redeemed	(2,908)	(43,690)	(1,438)	(28,670)
Net increase	10,949	$165,070	5,472	$106,460
Shares Outstanding:
Beginning of year	43,789		38,317
End of year	54,738		43,789
Total net increase		$31,880,950		$102,106,512

Baird Equity Opportunity Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021

Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	828,640	$12,850,612	553,251	$9,425,497
Shares issued in connection with reorganization (Note 10)	—	—	1,496,876	25,764,804
Shares issued to shareholders in reinvestment of distributions	1,217,811	14,260,575	94,369	1,588,236
Shares issued in exchange for Investor Class shares(1)	—	—	18,299	315,192
Shares redeemed	(560,334)	(8,777,787)	(671,143)	(11,698,999)
Net increase	1,486,117	$18,333,400	1,491,652	$25,394,730
Shares Outstanding:
Beginning of year	3,447,169		1,955,517
End of year	4,933,286		3,447,169

	Year Ended December 31, 2022		Year Ended December 31, 2021

Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,703	$28,245
Shares issued to shareholders in reinvestment of distributions	49	570	537	9,021
Shares exchanged for Institutional Class shares(1)	—	—	(18,335)	(315,192)
Shares redeemed	—	—	(2,807)	(48,284)
Net increase (decrease)	49	$570	(18,902)	$(326,210)
Shares Outstanding:
Beginning of year	145		19,047
End of year	194		145
Total net increase		$18,333,970		$25,068,520

(1)	Investor Class shares converted to Institutional Class shares in December 2021.

Notes to the Financial Statements
December 31, 2022

3.	Capital Share Transactions (cont.)
Chautauqua International Growth Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	17,375,159	$270,605,607	8,651,399	$161,248,569
Shares issued to shareholders in reinvestment of distributions	239,100	3,685,237	97,773	1,813,689
Shares redeemed	(11,175,681)	(166,780,762)	(2,024,941)	(37,597,545)
Redemption fees	—	—	—	46,105
Net increase	6,438,578	$107,510,082	6,724,231	$125,510,818
Shares Outstanding:
Beginning of year	25,105,662		18,381,431
End of year	31,544,240		25,105,662

	Year Ended December 31, 2022		Year Ended December 31, 2021

Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	910,520	$13,813,926	26,138	$477,963
Shares issued to shareholders in reinvestment of distributions	7,208	110,823	141	2,606
Shares redeemed	(24,147)	(354,809)	(33,445)	(631,399)
Redemption fees	—	—	—	96
Net increase (decrease)	893,581	$13,569,940	(7,166)	$(150,734)
Shares Outstanding:
Beginning of year	32,729		39,895
End of year	926,310		32,729
Total net increase		$121,080,022		$125,360,084

Chautauqua Global Growth Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021

Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,949,098	$55,678,922	8,197,289	$176,454,925
Shares issued to shareholders in reinvestment of distributions	17,927	325,563	46,030	1,028,304
Shares redeemed	(2,197,613)	(40,872,035)	(1,085,967)	(23,131,403)
Redemption fees	—	—	—	11,794
Net increase	769,412	$15,132,450	7,157,352	$154,363,620
Shares Outstanding:
Beginning of year	14,077,681		6,920,329
End of year	14,847,093		14,077,681

	Year Ended December 31, 2022		Year Ended December 31, 2021

Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	19,559	$348,846	23,122	$495,908
Shares issued to shareholders in reinvestment of distributions	68	1,216	241	5,337
Shares redeemed	(38,552)	(804,656)	(36,619)	(783,153)
Redemption fees	—	—	—	107
Net decrease	(18,925)	$(454,594)	(13,256)	$(281,801)
Shares Outstanding:
Beginning of year	71,705		84,961
End of year	52,780		71,705
Total net increase		$14,677,856		$154,081,819

4.	Investment Transactions and Income Tax Information
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) were as follows:

				Chautauqua	Chautauqua
	Baird Mid Cap	Baird Small/Mid	Baird Equity	International	Global
	Growth Fund	Cap Growth Fund	Opportunity Fund	Growth Fund	Growth Fund
Purchases:	$604,503,448	$88,323,081	$47,310,991	$227,851,783	$55,332,463
Sales:	515,668,889	57,124,378	40,322,558	102,354,332	30,922,766

The Funds did not purchase or sell U.S. Government securities during the year ended December 31, 2022.

Notes to the Financial Statements
December 31, 2022

4.	Investment Transactions and Income Tax Information (cont.)
As of December 31, 2022, the components of accumulated earnings (accumulated losses) for income tax purposes were as follows:

	Baird	Baird	Baird Equity	Chautauqua	Chautauqua
	Mid Cap	Small/Mid Cap	Opportunity	International	Global
	Growth Fund	Growth Fund	Fund	Growth Fund	Growth Fund
Cost of investments	$1,502,643,294	$150,185,110	$60,785,201	$458,385,277	$266,499,055
Gross unrealized appreciation	550,513,897	15,793,689	4,867,830	104,543,594	47,183,466
Gross unrealized depreciation	(126,896,157)	(18,261,075)	(7,677,931)	(70,966,558)	(48,148,408)
Net unrealized appreciation (depreciation)	423,617,740	(2,467,386)	(2,810,101)	33,577,036	(964,942)
Undistributed ordinary income	—	—	—	1,276,371	392,866
Distributable earnings	—	—	—	1,276,371	392,866
Other accumulated losses	(45,587,598)	(19,612,987)	(829,535)	(9,574,044)	(1,575,488)
Total distributable earnings (accumulated deficit)	$378,030,142	$(22,080,373)	$(3,639,636)	$25,279,363	$(2,147,564)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are primarily due to differing treatments for equalization accounting for tax purposes and net operating losses. These reclassifications have no effect on net assets or NAV per share.

For the year ended December 31, 2022, the following table shows the reclassifications made:

Fund	Total Distributable Earnings	Paid In Capital
Baird Mid Cap Growth Fund	$6,401,018	$(6,401,018)
Baird Small/Mid Cap Growth Fund	522,385	(522,385)
Baird Equity Opportunity Fund	(800,963)	800,963

Distributions to Shareholders
Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax components of distributions paid during the periods shown below are as follows:

	Year Ended December 31, 2022
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird Mid Cap Growth Fund	$5,430,320	$25,642,571	$31,072,891
Baird Small/Mid Cap Growth Fund	—	1,000,232	1,000,232
Baird Equity Opportunity Fund	449,445	14,047,005	14,496,450
Chautauqua International Growth Fund	2,548,180	1,777,754	4,325,934
Chautauqua Global Growth Fund	344,680	—	344,680

	Year Ended December 31, 2021
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird Mid Cap Growth Fund	$32,637,096	$341,775,664	$374,412,760
Baird Small/Mid Cap Growth Fund	265,469	4,579,807	4,845,276
Baird Equity Opportunity Fund	328,711	1,317,547	1,646,258
Chautauqua International Growth Fund	2,203,513	—	2,203,513
Chautauqua Global Growth Fund	1,103,537	—	1,103,537

The Funds in the table above designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2022.

At December 31, 2022, the following Fund deferred, on a tax basis, post-October losses and specified losses of:

Fund	Loss Deferral
Baird Equity Opportunity Fund	$913,297

At December 31, 2022, accumulated net realized capital loss carryovers without expiration were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Mid Cap Growth Fund	$45,587,598	$—	Indefinitely	N/A
Baird Small/Mid Cap Growth Fund	11,832,524	7,780,463	Indefinitely	Indefinitely
Chautauqua International Growth Fund	5,686,321	3,888,629	Indefinitely	Indefinitely
Chautauqua Global Growth Fund	520,040	1,055,905	Indefinitely	Indefinitely

During the year ended December 31, 2022, the Funds did not utilize short-term or long-term capital loss carryover. At December 31, 2022, there were no accumulated net realized capital loss carryovers without expiration for the Funds.

Notes to the Financial Statements
December 31, 2022

5.	Investment Advisory and Other Agreements
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services.  In addition, Baird has entered into a Subadvisory Agreement with Greenhouse related to the Baird Equity Opportunity Fund.  Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rates as follows:

Fund	Investment Advisory Fees
Baird Mid Cap Growth Fund	0.75%
Baird Small/Mid Cap Growth Fund	0.75%
Baird Equity Opportunity Fund	1.25%
Chautauqua International Growth Fund	0.75%
Chautauqua Global Growth Fund	0.75%

Under the Subadvisory Agreement, Baird is obligated to pay Greenhouse its subadvisory fee out of the advisory fee paid to Baird by the Baird Equity Opportunity Fund.

The Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses, to the extent necessary to ensure that total operating expenses, including the fees and expenses incurred by the Funds in connection with the Funds’ investments in other investment companies (to the extent, in the aggregate, such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets) and interest expense, but excluding taxes, brokerage commissions and extraordinary expenses, do not exceed the following annual percentages of the average daily net assets attributable to the Funds’ Institutional Class and Investor Class shares:

Fund	Institutional Class	Investor Class
Baird Mid Cap Growth Fund	0.85%	1.10%
Baird Small/Mid Cap Growth Fund	0.85%	1.10%
Baird Equity Opportunity Fund	1.25%	1.50%
Chautauqua International Growth Fund	0.80%	1.05%
Chautauqua Global Growth Fund	0.80%	1.05%

The Expense Cap/Reimbursement Agreement is in effect through at least April 30, 2024 for the Baird Mid Cap Growth, Baird Small/Mid Cap Growth, Chautauqua International Growth, and Chautauqua Global Growth Funds.  The Expense Cap/Reimbursement Agreement is in effect through at least April 30, 2025 for the Baird Equity Opportunity Fund.

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the date in which expenses were reimbursed or absorbed for all Funds other than the Baird Equity Opportunity Fund.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.  The Advisor is not entitled to recoup any fees waived and/or expenses reimbursed by the Baird Equity Opportunity Fund under the agreement or under prior agreements.

	Fiscal Year Ended December 31,
Recoverable amounts reimbursed during:	2022	2021	2020
Subject to recovery on or before:	2025	2024	2023

Fund
Baird Small/Mid Cap Growth Fund	$189,890	$161,354	$174,146
Chautauqua International Growth Fund	315,901	265,579	211,480
Chautauqua Global Growth Fund	317,746	295,197	209,335

For the year ended December 31, 2022, the Advisor waived the following amount pursuant to the Expense Cap/Reimbursement Agreement between the Advisor and the Company on behalf of the Baird Equity Opportunity Fund:

Fund	Waived Amount
Baird Equity Opportunity Fund	$274,931

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2022 for the Funds.

Certain officers and employees of the Advisor are also officers of the Funds.

6.	Line of Credit
The Company maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the fifteen Funds comprising the Company a temporary liquidity source to meet unanticipated redemptions or other permissible borrowing needs. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $850,000,000 of total borrowings for the Funds comprising the Company, whichever is less. U.S. Bank charges annualized interest at the greater of 1.00% and the Prime Rate minus 2.00%. As of December 31, 2022, the Prime Rate was 7.50%. The LOC matures on May 22, 2023, unless renewed. The Company has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year ended December 31, 2022, the Funds borrowed from the LOC as follows:

	Amount	Interest Charges	Borrowing
Fund	Borrowed	Accrued	Rate
Baird Mid Cap Growth Fund	$3,361,000	$514	5.50%
Baird Equity Opportunity Fund	391,000	163	5.00%
Chautauqua International Growth Fund	8,678,000	482	2.00%

No other borrowings occurred during the year ended December 31, 2022, nor were any other borrowings outstanding under the LOC as of December 31, 2022.

Notes to the Financial Statements
December 31, 2022

7.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class shares.

For the year ended December 31, 2022, the Funds’ Investor Class shares incurred fees pursuant to the Plan as follows:

Fund
Baird Mid Cap Growth Fund	$414,395
Baird Small/Mid Cap Growth Fund	1,978
Baird Equity Opportunity Fund	7
Chautauqua International Growth Fund	12,685
Chautauqua Global Growth Fund	2,114

8.	Redemption Fees
At a meeting held on November 16, 2021, the Board, on behalf of the Chautauqua International Growth and Chautauqua Global Growth Funds, approved the elimination of the 2.00% redemption fee charged by the Funds for both Investor Class and Institutional Class shares. This change became effective on December 1, 2021.  Prior to that date, a redemption fee of 2.00% was assessed on Institutional and Investor Class shares of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund if redeemed (including in connection with an exchange) 90 days or less from their date of purchase, determined on a first-in, first-out (“FIFO”) basis. The redemption fee was paid directly to the Funds and was designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The other Funds do not charge redemption fees.

9.	Other Derivatives Information
As a principal investment strategy, the Baird Equity Opportunity Fund may purchase and write options to hedge its portfolio and enhance returns. Options are subject to various risks including market risk, liquidity risk, volatility risk, counterparty risk, legal risk, and operations risk.

Management has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect a Fund’s Statement of Assets and Liabilities and Statement of Operations. Since the derivatives may be held for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the Statement of Operations. These contracts are not subject to a master netting agreement.

The following table presents the fair value of derivative instruments for the Baird Equity Opportunity Fund as of December 31, 2022 as presented on the Fund’s Statement of Assets and Liabilities:

		Fair Value
	Statement of
	Assets and
Derivatives Not Accounted for as Hedging Instruments	Liabilities Location	Assets	Liabilities
Baird Equity Opportunity Fund
Option Contracts
Purchased option contracts	Investments, at value	$30,712	$—
Written option contracts	Written option contracts, at value	—	47,614
Total Option Contracts		$30,712	$47,614

The following table presents the results of the derivatives trading and information related to volume for the year ended December 31, 2022. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s Statement of Operations.

	Gain (Loss) from Trading
		Net Change
		in Unrealized
	Net	Appreciation
	Realized	(Depreciation)
Baird Equity Opportunity Fund
Option Contracts
Purchased option contracts(a)	$(55,839)	$(81,642)
Written option contracts	453,426	62,008
Total Option Contracts	$397,587	$(19,634)

(a)	Purchased options are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments.

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2022 were:

	Average Notional
	Purchased	Written
Baird Equity Opportunity Fund
Option contracts	$3,345,622	$3,160,925

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Notes to the Financial Statements
December 31, 2022

10.	Reorganization
On September 7, 2021, the Board approved the retention of Greenhouse as subadvisor to the Baird SmallCap Value Fund, subject to approval by the shareholders of the Baird SmallCap Value Fund. In connection with the proposed retention of Greenhouse, the Board also approved the reclassification of the Fund from a “diversified” to a “non-diversified” fund within the meaning of the 1940 Act, subject to shareholder approval, and a change in the name of the Fund to Baird Equity Opportunity Fund. Also on September 7, 2021, the Board approved a Plan of Reorganization (the “Reorganization”) of the Baird Small/Mid Cap Value Fund with and into the Baird SmallCap Value Fund, subject to approval of shareholders of the Baird Small/Mid Cap Value Fund.

At a special meeting held on December 7, 2021, shareholders of the Baird SmallCap Value Fund approved the appointment of Greenhouse as subadvisor and the reclassification of the Baird SmallCap Value Fund as non-diversified within the meaning of the 1940 Act. Also at a separate special meeting held on December 7, 2021, shareholders of the Baird Small/Mid Cap Value Fund approved the Reorganization of the Fund with and into the Baird SmallCap Value Fund.  The shareholders of the Baird SmallCap Value Fund approved an increase in the management fee from 0.85% to 1.25%.  The cost of the Reorganization was borne by the Advisor.

The Reorganization allowed shareholders of the Baird Small/Mid Cap Value Fund to continue to pursue their investment goals through a similar fund that invests in small- and mid-cap companies.  The retention of a new sub-advisor for the combined Fund has the potential for improved net of fee performance.  The Reorganization may benefit Fund shareholders by resulting in a combined Fund with a larger asset base and greater prospects for long-term viability.

Effective December 13, 2021 (the “Merger Date”), the Baird SmallCap Value Fund (the “Acquiring Fund”) acquired all the net assets of the Baird Small/Mid Cap Value Fund (the “Target Fund”).  Under Section 368 of the Internal Revenue Code of 1986, as amended, the Reorganization qualified as a tax-free merger to shareholders of the Target Fund.  The acquisition was accomplished by an exchange of 1,496,876 Institutional shares of the Acquiring Fund (valued at $25,764,804, representing the Target Fund’s total net assets) for the Institutional and Investor shares outstanding of 1,823,023 and 20,227, respectively, of the Target Fund.  The value, cost and unrealized appreciation of investments of the Target Fund pre-merger amounted to $27,280,503, $20,535,579 and $6,744,924, respectively. The aggregate net assets of the Acquiring Fund before and immediately after the acquisition were $30,315,385 and $56,080,189, respectively.

The Target Fund’s balances were as follows:

Target Fund on Merger Date
Paid-in capital	$19,064,548
Total distributable earnings	6,700,256
Total Net Assets	$25,764,804

For financial reporting purposes, the Acquiring Fund is deemed to be the accounting survivor and as a result, the Statement of Operations and Financial Highlights reflect the operations of the Acquiring Fund only. The assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the Acquiring Fund has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund and the Acquiring Fund that have been included in the Acquiring Fund’s Statement of Operations since the Merger Date.

In connection with the Reorganization, the Acquiring Fund was renamed the Baird Equity Opportunity Fund.

Assuming the Reorganization had been completed on January 1, 2021, the beginning of the reporting period, the unaudited pro forma results of operations for the year ended December 31, 2021 would have been as follows:

(Unaudited)
Net investment income	$725,433
Net realized and unrealized gain on investments	10,282,967
Net increase in net assets resulting from operations	$11,008,400

11.	Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2022.  There were no subsequent events since December 31, 2022, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Baird Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedule of written option contracts of Baird Equity Opportunity Fund and the schedules of investments of the funds listed below (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes
Fund Name	Operations	in Net Assets	Financial Highlights
Baird Mid Cap Growth Fund	For the year ended	For the years ended	For the years ended December 31,
(formerly Baird MidCap Fund)	December 31, 2022	December 31, 2022 and 2021	2022, 2021, 2020, 2019, and 2018
Baird Equity Opportunity Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund
Baird Small/Mid Cap Growth Fund	For the year ended	For the years ended	For the years ended December 31,
	December 31, 2022	December 31, 2022 and 2021	2022, 2021, 2020, and 2019 and for
the period from October 31, 2018
(commencement of operations)
through December 31, 2018

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 27, 2023

Directors & Officers
As of December 31, 2022 (Unaudited)

Independent Directors

John W. Feldt

Independent Director, Audit Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  80

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 58

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Wolfspeed, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).

David J. Lubar

Independent Director
Term of Office: Indefinite
Length of Time Served: Since November 2021
Age: 68

c/o Lubar & Co.
833 E. Michigan Street,
Suite 1500
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years: President and CEO, Lubar & Co., Incorporated, a private investment firm, since 1983.

Number of Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Hallador Energy Company, since 2018.

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  52

c/o Generation Growth Capital, Inc.
111 East Kilbourn Avenue, Suite 2800
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Marlyn J. Spear, CFA

Independent Director, Chair of Board
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  69

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Frederick P. Stratton, Jr.

Independent Director, Nominating Committee Chair
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  83

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company (2003-2020).

Number of Active Portfolios in Complex Overseen by Director:  15

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Directors & Officers
As of December 31, 2022 (Unaudited) (Continued)

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  66

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Co-Chief Investment Officer, Baird Advisors, a department of the Advisor, since October 2021; Chief Investment Officer, Baird Advisors (March 2000-October 2021); Managing Director, the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  69

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  50

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Managing Director, the Advisor, since January 2022; Director, the Advisor (July 2014-December 2021).

Dustin J. Hutter

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  46

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Managing Director, the Advisor, since January 2020; Director, the Advisor (July 2014-December 2019).

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  59

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  59

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Managing Director, the Advisor, since January 2016.

Mandy L. Hess

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since April 2021
Age:  52

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Vice President, the Advisor, since November 2019; Director of Finance and Assistant Treasurer, The Lynde and Harry Bradley Foundation, Inc. (a private grantmaking foundation) (December 2005-July 2019).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  48

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since January 2022; Associate General Counsel, the Advisor, since September 2010; Director, the Advisor (July 2014-December 2021).

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-442-2473, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited)

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”), comprised of directors who are not “interested persons” of the Company within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 12, 2022 and August 25, 2022 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Company on behalf of the Baird Mid Cap Growth Fund, the Baird Small/Mid Cap Growth Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (the “Equity Funds” or the “Funds”).

The Board, which is comprised solely of Independent Directors, approved the continuation of the investment advisory agreement for the Equity Funds through a process that concluded at the August 25, 2022 meeting.  In connection with the consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including a copy of the investment advisory agreement and the Funds’ fee schedules, the expense cap agreement for the Funds, a memorandum provided by the Funds’ legal counsel summarizing the guidelines relevant to the Board’s consideration of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board by the Advisor, a copy of the Advisor’s Form ADV Part 1A and Form ADV brochures and brochure supplements, the organizational chart for Baird Equity Asset Management, financial information for the Advisor and its parent company, a profitability analysis, comparative information about the Funds’ performance for the applicable periods ended June 30, 2022, comparative information about management fees and expense ratios, composite performance information for similar accounts managed by the Advisor, trading and brokerage commission information and information related to payments to financial intermediaries.

The Board reviewed the Advisor’s 15(c) response with representatives of the Advisor at the August 12, 2022 special meeting.  The directors also took into account knowledge gained through their experience with the Advisor over time as well as information reviewed periodically throughout the year, including information about performance, asset flows and expenses; discussions with management about personnel, succession planning and services provided to the Funds and their shareholders; discussions with the Company’s Chief Compliance Officer about compliance matters; and discussions with the Funds’ portfolio managers.  As part of their deliberations, the Independent Directors also met in executive session with the Funds’ legal counsel and without representatives of the Advisor present.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below. In deciding to approve the renewal of the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds. The Board noted the Advisor’s positive reputation, the Advisor’s long-term history of managing the Funds and the continuity and experience of the portfolio management teams employed to manage the Funds’ investments. The Board considered the depth and quality of the Advisor’s personnel who provide services to the Funds, including investment management, shareholder services, legal, compliance and accounting personnel, and noted that the Advisor has continued to provide high quality services to the Funds during the challenging market environment in 2021 and 2022. The Board also considered the Advisor’s addition of resources in support of the Funds, including investments in personnel, technology, trading and research.

The Board considered the Advisor’s disciplined investment decision-making process used for the Funds. The Board noted the effective operation of the Advisor’s risk management system and investment process during the COVID-19 pandemic and the elevated market risk environment in recent months and years. The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as providing key personnel to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, proxy voting, compliance services, performing shareholder servicing responsibilities, administering the Funds’ liquidity risk management program, administering the Funds’ cybersecurity program and business continuity plan, valuation support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.

The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2022 regarding the performance of each class of each Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered each Fund’s Lipper ranking for periods ending June 30, 2022 and, where applicable, the Fund’s Morningstar star rating.  The Board reviewed the composite investment performance of Baird Equity Asset Management with respect to accounts managed by the Advisor that are comparable to the Funds but did not consider it to be a material factor in the 15(c) process.

The Board noted that the performance of the Institutional Class of the Baird Mid Cap Growth Fund exceeded its benchmark index for the one-year, three-year, five-year and since-inception periods, had outperformed the Lipper peer group average over all time periods, and ranked in the top quartile of its Lipper category for the since-inception period. The Board considered that the Institutional Class of the Baird Small/Mid Cap Growth Fund had outperformed its benchmark and the Lipper peer group average over all applicable time periods and ranked in the top quartile of its Lipper category for the since-inception period.

The Board noted that the Institutional Class of each of the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund had underperformed its respective benchmark index for the one-year period, had outperformed the benchmark index over all other time periods, had outperformed the Lipper peer group average over all time periods and ranked in the top quartile of the respective Lipper category for the since-inception period. The Board considered the Advisor’s commentary regarding each Chautauqua Fund’s one-year underperformance compared to the benchmark.

The Board also considered the Advisor’s quarterly portfolio commentaries and discussions regarding the Funds’ performance and the investment strategies the Advisor employs for each Fund. The Board concluded that each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Advisory Fees and Expenses
The Board reviewed the fee and expense information for each of the Funds, including a comparison of each Fund’s advisory fee and total net expense ratio to industry data for all funds in the same Morningstar category (excluding ETFs and index funds). The Board noted that the advisory fee for the Baird Mid Cap Growth Fund and the Baird Small/Mid Cap Growth Fund is above the Morningstar category average and slightly above the Morningstar category median; the advisory fee for the Chautauqua International Growth Fund is above the category average and equal to the category median; and the advisory fee for the Chautauqua Global Growth Fund is below the category average and equal to the category median. The Board also considered the net expense ratio of each Fund, after fee waivers and expense reimbursements by the Advisor, relative to the Morningstar category. The Board noted that the net expense ratio for the Institutional Class of each Fund, after waivers, is below the Morningstar category average and median.

The Board also considered management fees charged by the Advisor to other investment accounts managed in similar strategies, including separately managed accounts, subadvised funds, private partnerships and a collective investment trust, but did not consider these comparisons to be a material factor given the Advisor’s greater level of responsibilities and additional services provided with respect to the Funds, as well as the more extensive regulatory requirements and risks associated with managing the Funds.

Baird Funds, Inc.

Disclosure Regarding Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

The Board concluded that the management fee and total expense ratio of each Fund were reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability
The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund. The Board considered that the Advisor’s profitability information does not reflect costs incurred for various internal support services and systems to the Funds such as IT, compliance, risk, human resources, legal and finance. The Board reviewed the financial condition of the Advisor and its parent company and determined it to be sound. The Board noted that certain Funds were not yet profitable to the Advisor. The Board concluded that the Advisor’s current level of profitability for each Fund, where applicable, was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board considered the extent to which economies of scale might be realized as each Fund grows and to the extent which each Fund’s advisory fee reflects those economies of scale for the benefit of Fund investors.

The Board noted that the Equity Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size but considered the expenses incurred and management fees waived by the Advisor in the past and the competitiveness of the Funds’ fees and expenses. The Board also considered investments made by the Advisor in resources that benefit the Funds as well as hard dollar payments made by the Advisor for research that benefits the Funds. The directors concluded that the current fee structure of each Fund was reasonable and provides for a sharing of any economies of scale with the Funds’ investors.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Equity Funds (in addition to the advisory fee). Those benefits include Rule 12b-1 fees received by the Distributor and its representatives. The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds. The Board noted that the Advisor’s asset management and other institutional businesses may experience indirect benefits from the Advisor’s association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, the directors, all of whom are Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-442-2473, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-442-2473 or by accessing the Funds’ website at www.bairdfunds.com.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird Mid Cap Growth Fund	100.00%
Baird Equity Opportunity Fund	100.00%
Chautauqua International Growth Fund	100.00%
Chautauqua Global Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was as follows:

Baird Mid Cap Growth Fund	100.00%
Baird Equity Opportunity Fund	87.67%
Chautauqua Global Growth Fund	6.34%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Baird Mid Cap Growth Fund	100.00%
Baird Equity Opportunity Fund	100.00%
Chautauqua International Growth Fund	67.47%
Chautauqua Global Growth Fund	100.00%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing this notice?	Baird Funds, Inc.

What we do
How does Baird Funds, Inc.	To protect your personal information from unauthorized access and use, we use security measures that comply with
protect my personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does Baird Funds, Inc.	We collect your personal information, for example, when you
collect my personal information?	• open an account or give us your contact information
• make a wire transfer or provide account information
• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-442-2473

Board of Directors
John W. Feldt
Darren R. Jackson
David J. Lubar
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant's Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton, Jr., Marlyn J. Spear, Darren R. Jackson, and David J. Lubar, each a member of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, Ms. Spear, Mr. Jackson, and Mr. Lubar are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed by Cohen & Company, Ltd. (“Cohen”), the Registrant’s principal accountant, during the last two fiscal years were as follows:

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$239,450	$228,100
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$67,500	$72,000
(d) All Other Fees	$0	$0

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Registrant’s federal and state tax returns.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by Cohen to the Registrant during fiscal 2022. During the past two fiscal years, the Registrant did not receive any non-audit services from Cohen pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Additionally, during the past two fiscal years, neither the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant received non-audit services from Cohen.

(e)(2) The percentages of fees billed by Cohen applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	Not applicable	Not applicable
Tax Fees	0%	0%
All Other Fees	Not applicable	Not applicable

(f) Not applicable because substantially less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributed to work performed by persons other than Cohen’s full-time, permanent employees.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Mid Cap Growth Fund, Baird Small/Mid Cap Growth Fund, Baird Equity Opportunity Fund, Chautauqua International Growth Fund, Chautauqua Global Growth Fund, Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Strategic Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, and Baird Municipal Bond Fund are included as part of the report to shareholders filed under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is not a closed-end management investment company.

Item 13. Exhibits.

(a)	(1) Code of ethics Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2018.

(2)	A separate certification for each principal executive and principal financial officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(4)	Changes in the Registrant’s independent public accountant.
There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BAIRD FUNDS, INC.

By (Signature and Title)     /s/Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Mary Ellen Stanek
Mary Ellen Stanek, President (Principal Executive Officer)

Date    March 8, 2023

By (Signature and Title)     /s/Dustin J. Hutter
Dustin J. Hutter, Treasurer (Principal Financial Officer)

Date    March 8, 2023